As filed with the Securities and Exchange Commission on November 1, 2000

                                                       Registration No. 33-64366
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6
                      Post-Effective Amendment No. 13 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                          RONALD J. BOGAGE, ESQ.
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 /X/on November 1, 2000 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  / /this post-effective amendment designates a new effective date for a previously filed amendment


Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------
1, 2                             Cover, The Account and The Series
                                 Funds or Fund, JHVLICO and John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Funds or
                                 Fund, State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that JHVLICO Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 The Series Funds or Fund

11, 12                           Summary, The Account and The Series
                                 Funds or Fund, Distribution of Policies

13                               Summary, Charges and Expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values
                                 and Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Funds or  Fund

17                               Summary, Policy Provisions and Benefits

18                               The Account and The Series Funds or Fund,
                                 Tax Considerations

19                               Reports

20                               Changes that JHVLICO Can Make

21                               Policy Provisions and Benefits

22                               Policy Provisions and Benefits


23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Funds or Fund,
                                 Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values
                                 and Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Funds or Fund,
                                 Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values
                                 and Accumulated Values

47, 48, 49, 50                   Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Funds,
                                 Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58                         Not Applicable

59                               Financial Statements


                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                        REPRESENTATION OF REASONABLENESS

      John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.


      The prospectus containing the information specified in the instructions in Form S-6 under the Securities Act of 1933.

      The undertaking regarding indemnification.

      The undertaking to file reports.

      The signatures.

      The following exhibits:

I.A. (1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement filed January 11, 1996.

     (2)  Not Applicable

     (3) (a) Form of Distribution and Servicing Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between John Hancock Mutual Life Insurance Company and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

          (c) Schedule of sales commissions included in Exhibit I.A.(3) (a) above.

     (4)  Not Applicable

     (5) Form of flexible premium variable life insurance policy, included in the initial filing of this Form S-6 Registration Statement (File No. 33-79108), filed May 18, 1994.

     (6) (a) JHVLICO Certificate of Incorporation included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement filed January 11, 1996.

          (b) JHVLICO By-laws included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement filed January 11, 1996.

     (7)  Not Applicable.

     (8) (a) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc. and John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, and Investors Partner Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, Filed May 4, 2000.

          (b) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, Filed May 4, 2000.

          (c) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, Filed May 4, 2000.

          (d) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Mutual Life Insurance Company and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, Filed May 4, 2000.

          (e) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Mutual Life Insurance Company and Certain Of Its Affiliated Insurance Companies, Each On Behalf Of Itself And Its Separate Accounts, And John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to file No. 333-81127, Filed May 4, 2000.

          (f) Participation Agreement between Janus Aspen Series, Janus Capital Corporation, and John Hancock Variable Life Insurance Company, filed in Post Effective Amendment No. 9 to File No. 333-425, filed on November 1, 2000.

     (9)  Not Applicable.

     (10) Forms of applications for Policy, included in the initial filing of this Form S-6 Registration Statement (File No. 33-79108), filed May 18, 1994.

     (11) Not Applicable.   The Registrant invests only in shares of open-end
                            Funds.

2.  Included as Exhibit 1.A(5) above.

3. Opinion and consent of counsel as to securities being registered, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement (File No. 33-79108), filed October 10, 1994.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuaries.

7.  Consent of independent auditors.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the flexible policy pursuant to Rule 6e-3(T)(b)(12)(iii), included in the initial filing of this Form S-6 Registration Statement, filed May 18, 1994.

9. Powers of attorney for Cleary, Tomlinson, D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer and Paster, included in Post-Effective Amendment No. 1 to this Form S-6 Registration Statement, filed April 1995. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from the Post-Effective Amendment No. 2 to File No. 333-81127, Filed May 4, 2000.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement, filed October 10, 1994.

11. Exemptive Relief Relied Upon, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement, filed October 10, 1994.

12. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK J. GILL
--------------------
    PATRICK J. GILL        Controller (Principal Accounting  November 1, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board        November 1, 2000
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Bruce M. Jones         Director
            Paul Strong            Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



Attest:    /s/ PETER SCAVONGELLI
           ----------------------
           Peter Scavongelli
           Secretary

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of November, 2000.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     Vice Chairman and President



Attest   /s/ PETER SCAVONGELLI
         ------------------------
         Peter Scavongelli
         Secretary

                        Prospectus Dated November 1, 2000

--------------------------------------------------------------------------------
                           VARIABLE ESTATE PROTECTION
--------------------------------------------------------------------------------

          a flexible premium variable life survivorship insurance policy issued by

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
  Managed.....................................................    Independence Investment Associates, Inc. and
                                                                   Capital Guardian Trust Company
  Growth & Income.............................................    Independence Investment Associates, Inc. and
                                                                   Putnam Investment Management, Inc.
  Fidelity VIP Contrafund/(R)/................................    Fidelity Management and Research Company
  Equity Index................................................    State Street Global Advisors
  Large Cap Value.............................................    T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value............................    Federated Investment Management Company
  Large Cap Growth............................................    Independence Investment Associates, Inc.
  Large Cap Aggressive Growth.................................    Alliance Capital Management L.P.
  Fidelity VIP Growth.........................................    Fidelity Management and Research Company
  AIM V.I. Value..............................................    A I M Advisors, Inc.
  Janus Aspen Global Technology...............................    Janus Capital Corporation
  Mid Cap Value...............................................    Neuberger Berman, LLC
  Mid Cap Growth..............................................    Janus Capital Corporation
  Fundamental Growth..........................................    Putnam Investment Management, Inc.
  Real Estate Equity..........................................    Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment Management Inc.
  Small/Mid Cap CORE /SM/.....................................    Goldman Sachs Asset Management
  Small/Mid Cap Growth........................................    Wellington Management Company, LLP
  Small Cap Equity............................................    Capital Guardian Trust Company
  Small Cap Growth............................................    John Hancock Advisers, Inc.
  MFS New Discovery...........................................    MFS Investment Management/(R)/
  Global Balanced.............................................    Capital Guardian Trust Company
  Janus Aspen Worldwide Growth................................    Janus Capital Corporation
  Templeton International Securities..........................    Templeton Investment Counsel, Inc.
  International Equity Index..................................    Independence International Associates, Inc.
  International Opportunities.................................    T. Rowe Price International, Inc.
  Emerging Markets Equity.....................................    Morgan Stanley Dean Witter Investment Management Inc.
  Short-Term Bond.............................................    Independence Investment Associates, Inc.
  Bond Index..................................................    Mellon Bond Associates, LLP
  Active Bond.................................................    John Hancock Advisers, Inc.
  Core Bond...................................................    Federated Investment Management Company
  Global Bond.................................................    Capital Guardian Trust Company
  High Yield Bond.............................................    Wellington Management Company, LLP
  Money Market................................................    John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                           GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

      . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

      . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

      . Behind the illustrations is a section called "Additional Information"
        that gives more details about the policy. It generally does not repeat
                                                                    ---
        information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

      . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

      . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 126.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                  **********

                               BASIC INFORMATION

     This part of the prospectus provides answers to commonly asked questions about the policy.Here are the page numbers where the questions and answers appear:


Question                                                    Beginning on page
--------

 .What is the policy?............................................    5
 .Who owns the policy?...........................................    5
 .How can I invest money in the policy?..........................    5
 .Is there a minimum amount I must invest?.......................    7
 .How will the value of my investment in the policy change.......    8
 over time?
 .What charges will JHVLICO deduct from my investment in.........    9
 the policy?
 .What charges will the Trusts deduct from my investment in......   11
 the policy?
 .What other charges could JHVLICO impose in the future?.........   13
 .How can I change my policy's investment allocations?...........   14
 .How can I access my investment in the policy?..................   14
 .How much will JHVLICO pay when the last insured person.........   16
 dies?
 .How can I change my policy's insurance coverage?...............   17
 .Can I cancel my policy after it's issued?......................   18
 .Can I choose the form in which JHVLICO pays out policy.........   18
 proceeds?
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?...........................   19
 .How will my policy be treated for income tax purposes?.........   19
 .How do I communicate with JHVLICO?.............................   20

What is the policy?

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

Who owns the policy?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

How can i invest money in the policy?

Premium Payments

We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your
                              -----
policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
       -------

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Is there a minimum amount i must invest?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

How will the value of my investment in the policy change over time?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

What charges will JHVLICO deduct from my investment in the policy?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
  ------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
  --------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
  -------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
  ------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional insurance
  ------------------------
  benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
  ------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our administrative
  ---------------------
  costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of
                               -------
  insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
  -----------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
   ---------------------------------------
   the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
   --------------------------------
   elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
   ------------------------
   insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
   -------------------------
   value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 What charges will the Trust deduct from my investment in the policy?

   The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
John Hancock Variable Series Trust I
 (Note 1):
Managed................................     0.67%           N/A              0.03%         0.70%           0.03%
Growth & Income........................     0.67%           N/A              0.03%         0.70%           0.03%
Equity Index...........................     0.14%           N/A              0.00%         0.14%           0.08%
American Leaders Large Cap Value.......     0.80%           N/A              0.10%         0.90%            N/A
Large Cap Growth.......................     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth............     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value..........................     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth.........................     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Growth *...................     0.90%           N/A              0.10%         1.00%           0.24%
Real Estate Equity.....................     1.01%           N/A              0.10%         1.11%           0.10%
Small/Mid Cap CORE /SM/................     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth...................     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Equity *.....................     0.90%           N/A              0.10%         1.00%           0.16%
Small Cap Growth.......................     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *......................     1.05%           N/A              0.10%         1.15%           0.46%
International Equity Index.............     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities............     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity................     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond........................     0.30%           N/A              0.10%         0.40%           0.13%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
Bond Index.............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *..........................     0.61%           N/A              0.03%         0.64%           0.03%
Core Bond..............................     0.70%           N/A              0.10%         0.80%            N/A
Global Bond............................     0.85%           N/A              0.10%         0.95%           0.15%
High Yield Bond........................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................     0.25%           N/A              0.06%         0.31%           0.06%

AIM Variable Insurance Funds, Inc.:
AIM V.I. Value.........................     0.61%           N/A              0.15%         0.76%           0.15%

Variable Insurance Products Fund -
 Service Class (Note 2):
Fidelity VIP Growth....................     0.58%          0.10%             0.07%         0.75%           0.09%

Variable Insurance Products Fund II -
 Service Class  (Note 2):
Fidelity VIP Contrafund/(R)/...........     0.58%          0.10%             0.07%         0.75%           0.10%

Franklin Templeton Variable
 Insurance Products Trust - Class 2
 Shares (Note 3):
Templeton International Securities.....     0.69%          0.25%             0.19%         1.13%           0.19%

Janus Aspen Series - Service Shares
 Class  (Note 4):
Janus Aspen Global Technology..........     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth...........     0.65%          0.25%             0.05%         0.95%           0.05%

MFS Variable Insurance Trust
    (Note 5):
MFS New Discovery......................     0.90%           N/A              0.17%         1.07%           1.59%


NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). All percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates for the current fiscal year because the funds were not in operation in 1999. Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999 .

   * Fundamental Growth was formerly "Fundamental Mid Cap Growth", Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

      " CORE(SM)" is a service mark of Goldman, Sachs & Co.

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999.

      All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

What other charges could JHVLICO impose in the future?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can i change my policy's investment allocations?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning
  60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

How can I access my investment in the policy?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16 and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How much will JHVLICO pay when the last insured person dies?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum
       Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total Sum
       Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

How can i change my policy's insurance coverage?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

   We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -0.80%, 5.15% and 11.10%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .09%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,293    4,577       4,861
   2           17,556        500,000  500,000    500,000   10,125   11,033      11,973
   3           26,998        500,000  500,000    500,000   15,065   16,944      18,967
   4           36,912        500,000  500,000    500,000   20,454   23,670      27,264
   5           47,322        500,000  500,000    500,000   25,764   30,696      36,423
   6           58,252        500,000  500,000    500,000   32,059   39,144      47,687
   7           69,728        500,000  500,000    500,000   38,260   47,968      60,119
   8           81,779        500,000  500,000    500,000   44,366   57,181      73,838
   9           94,432        500,000  500,000    500,000   50,375   66,800      88,976
  10          107,717        500,000  500,000    500,000   56,284   76,837     105,679
  11          121,667        500,000  500,000    500,000   62,739   87,993     124,822
  12          136,314        500,000  500,000    500,000   69,076   99,626     145,937
  13          151,694        500,000  500,000    500,000   75,290  111,751     169,226
  14          167,843        500,000  500,000    500,000   81,370  124,383     194,909
  15          184,799        500,000  500,000    500,000   87,307  137,534     223,233
  16          202,603        500,000  500,000    500,000   93,087  151,216     254,472
  17          221,297        500,000  500,000    537,319   98,694  165,442     288,902
  18          240,926        500,000  500,000    588,712  104,105  180,220     326,814
  19          261,536        500,000  500,000    643,514  109,297  195,561     368,540
  20          283,177        500,000  500,000    702,047  114,240  211,475     414,435
  25          408,735        500,000  500,000  1,067,682  135,278  301,741     723,011
  30          568,983        500,000  543,420  1,603,781  143,404  410,394   1,211,183
  35          773,504        500,000  655,123  2,404,436  126,129  536,867   1,970,414

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES



                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,293  504,577    504,861    4,293    4,577       4,861
   2           17,556        509,717  510,624    511,564   10,125   11,032      11,972
   3           26,998        515,063  516,942    518,964   15,063   16,942      18,964
   4           36,912        520,450  523,666    527,260   20,450   23,666      27,260
   5           47,322        525,759  530,690    536,416   25,759   30,690      36,416
   6           58,252        532,052  539,134    547,675   32,052   39,134      47,675
   7           69,728        538,250  547,953    560,100   38,250   47,953      60,100
   8           81,779        544,351  557,160    573,809   44,351   57,160      73,809
   9           94,432        550,353  566,769    588,933   50,353   66,769      88,933
  10          107,717        556,253  576,792    605,613   56,253   76,792     105,613
  11          121,667        562,699  587,932    624,731   62,699   87,932     124,731
  12          136,314        569,022  599,541    645,805   69,022   99,541     145,805
  13          151,694        575,214  611,629    669,029   75,214  111,629     169,029
  14          167,843        581,261  624,204    694,611   81,261  124,204     194,611
  15          184,799        587,151  637,270    722,780   87,151  137,270     222,780
  16          202,603        592,863  650,827    753,781   92,863  150,827     253,781
  17          221,297        598,375  664,871    787,882   98,375  164,871     287,882
  18          240,926        603,655  679,389    825,370  103,655  179,389     325,370
  19          261,536        608,669  694,362    866,557  108,669  194,362     366,557
  20          283,177        613,371  709,761    911,775  113,371  209,761     411,775
  25          408,735        631,671  793,206  1,214,106  131,671  293,206     714,106
  30          568,983        632,114  878,265  1,688,582  132,114  378,265   1,188,582
  35          773,504        598,359  945,170  2,422,406   98,359  445,170   1,922,406

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES



                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,131    4,410       4,688
   2           17,556        500,000  500,000    500,000   9,767   10,650      11,566
   3           26,998        500,000  500,000    500,000  14,453   16,274      18,234
   4           36,912        500,000  500,000    500,000  19,525   22,626      26,094
   5           47,322        500,000  500,000    500,000  24,445   29,178      34,679
   6           58,252        500,000  500,000    500,000  30,264   37,033      45,203
   7           69,728        500,000  500,000    500,000  35,891   45,126      56,698
   8           81,779        500,000  500,000    500,000  41,313   53,449      69,248
   9           94,432        500,000  500,000    500,000  46,514   61,999      82,949
  10          107,717        500,000  500,000    500,000  51,477   70,765      97,902
  11          121,667        500,000  500,000    500,000  56,660   80,243     114,760
  12          136,314        500,000  500,000    500,000  61,547   89,929     133,162
  13          151,694        500,000  500,000    500,000  66,103   99,799     153,249
  14          167,843        500,000  500,000    500,000  70,281  109,821     175,178
  15          184,799        500,000  500,000    500,000  74,028  119,956     199,127
  16          202,603        500,000  500,000    500,000  77,285  130,167     225,307
  17          221,297        500,000  500,000    500,000  79,960  140,384     253,946
  18          240,926        500,000  500,000    513,896  82,027  150,602     285,282
  19          261,536        500,000  500,000    557,491  83,384  160,755     319,275
  20          283,177        500,000  500,000    603,188  83,932  170,785     356,077
  25          408,735        500,000  500,000    869,160  69,537  216,680     588,577
  30          568,983             **  500,000  1,212,289      **  242,204     915,527
  35          773,504             **  500,000  1,659,400      **  213,249   1,359,864

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES



                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        504,131  504,410    504,688   4,131    4,410       4,688
   2           17,556        509,358  510,241    511,157   9,766   10,649      11,565
   3           26,998        514,449  516,269    518,229  14,449   16,269      18,229
   4           36,912        519,515  522,614    526,079  19,515   22,614      26,079
   5           47,322        524,423  529,151    534,646  24,423   29,151      34,646
   6           58,252        530,223  536,981    545,138  30,223   36,981      45,138
   7           69,728        535,819  545,032    556,577  35,819   45,032      56,577
   8           81,779        541,196  553,292    569,038  41,196   53,292      69,038
   9           94,432        546,333  561,747    582,600  46,333   61,747      82,600
  10          107,717        551,207  570,376    597,344  51,207   70,376      97,344
  11          121,667        556,269  579,660    613,892  56,269   79,660     113,892
  12          136,314        560,994  589,077    631,844  60,994   89,077     131,844
  13          151,694        565,337  598,577    651,287  65,337   98,577     151,287
  14          167,843        569,239  608,097    672,302  69,239  108,097     172,302
  15          184,799        572,630  617,560    694,968  72,630  117,560     194,968
  16          202,603        575,437  626,877    719,362  75,437  126,877     219,362
  17          221,297        577,544  635,913    745,526  77,544  135,913     245,526
  18          240,926        578,916  644,608    773,589  78,916  144,608     273,589
  19          261,536        579,431  652,807    803,598  79,431  152,807     303,598
  20          283,177        578,973  660,357    835,614  78,973  160,357     335,614
  25          408,735        556,747  680,957  1,026,700  56,747  180,957     526,700
  30          568,983             **  639,782  1,259,858      **  139,782     759,858
  35          773,504             **       **  1,505,119      **       **   1,005,119

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO......................                       28
How we support the policy and investment options                   28
Procedures for issuance of a policy.........                       29
Basic Sum Insured vs. Additional Sum Insured                       30
Commencement of investment performance......                       31
How we process certain policy transactions..                       31
Effects of policy loans.....................                       33
Additional information about how certain policy charges            33
work........................................
How we market the policies..................                       34
Tax considerations..........................                       35
Reports that you will receive...............                       37
Voting privileges that you will have........                       37
Changes that JHVLICO can make as to your policy                    37
Adjustments we make to death benefits.......                       38
When we pay policy proceeds.................                       38
Other details about exercising rights and paying benefits          39
Legal matters...............................                       39
Registration statement filed with the SEC...                       39
Accounting and actuarial experts............                       39
Financial statements of JHVLICO and the Account                    40
List of Directors and Executive Officers of JHVLICO                41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 .Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 .The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Additional Sum Insured increases

 .Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Total Sum Insured decreases and reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for decrease or reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that JHVLICO can make as to your policy

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

Financial statements of JHVLICO and the account

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

              LIST of Directors and Executive Officers of JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers    Principal Occupations
--------------------------------    ---------------------
David............................   F. D'Alessandro Chairman of the Board and
                                    Chief Executive Officer of JHVLICO;
                                    President and Chief Executive Officer, John
                                    Hancock Life Insurance Company.
Michele G. Van Leer..............   Vice Chairman of the Board and President of
                                    JHVLICO; Senior Vice President, John Hancock
                                    Life Insurance Company.
Ronald J. Bocage.................   Director, Vice President and Counsel of
                                    JHVLICO; Vice President and Counsel, John
                                    Hancock Life Insurance Company.

Bruce M. Jones...................   Director and Vice President of JHVLICO; Vice
                                    President, John Hancock Life Insurance
                                    Company.
Thomas J. Lee....................   Director and Vice President of JHVLICO; Vice
                                    President, John Hancock Life Insurance
                                    Company.
Barbara L. Luddy.................   Director, Vice President and Actuary of
                                    JHVLICO; Senior Vice President, John Hancock
                                    Life Insurance Company.
Robert S. Paster.................   Director and Vice President of JHVLICO; Vice
                                    President, John Hancock Life Insurance
                                    Company.
Robert R. Reitano................   Director and Vice President of JHVLICO; Vice
                                    President, John Hancock Life Insurance
                                    Company.
Paul Strong......................   Director and Vice President of JHVLICO; Vice
                                    President, John Hancock Life Insurance
                                    Company.
Daniel L. Ouellette..............   Vice President, Marketing, of JHVLICO;
                                    Senior Vice President, John Hancock Life
                                    Insurance Company.
Edward P. Dowd...................   Vice President, Investments, of JHVLICO;
                                    Senior Vice President, John Hancock Life
                                    Insurance Company
Roger G. Nastou..................   Vice President, Investments, of JHVLICO;
                                    Vice President, John Hancock Life Insurance
                                    Company
Todd G. Engelsen.................   Vice President and Illustration Actuary of
                                    JHVLICO; Second Vice President, John Hancock
                                    Life Insurance Company
Julie H. Indge...................   Treasurer of JHVLICO; Financial Officer,
                                    John Hancock Life Insurance Company
Patrick J. Gill..................   Controller of JHVLICO; Senior Associate
                                    Controller, John Hancock Life Insurance
                                    Company.
Peter Scavongelli................   Secretary of JHVLICO; State Compliance
                                    Officer, John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION



                                                           (Unaudited)
                                                      June 30,    December 31,
                                                        2000         1999
                                                     ---------    ------------
                                                          (In Millions)
Assets
Bonds.............................................   $ 1,344.7     $ 1,216.3
Preferred stocks..................................        36.9          35.9
Common stocks.....................................         2.0           3.2
Investment in affiliates..........................        80.5          80.7
Mortgage loans on real estate.....................       468.2         433.1
Real estate.......................................        24.7          25.0
Policy loans......................................       195.5         172.1
Cash Items:
 Cash in banks....................................        (3.0)         27.2
 Temporary cash investments.......................       284.6         222.9
                                                     ---------     ---------
                                                         281.6         250.1

Premiums due and deferred.........................        28.9          29.9
Investment income due and accrued.................        40.9          33.2
Other general account assets......................        43.7          65.3
Assets held in separate accounts..................     8,569.0       8,268.2
                                                     ---------     ---------

  Total assets....................................   $11,116.6     $10,613.0
                                                     =========     =========

Obligations and Stockholder's Equity
Obligations

 Policy reserves..................................   $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable.........................................        97.8          67.3
 Other general account obligations................       207.4         219.0
 Transfers from separate account, net.............      (229.6)       (221.6)
 Asset valuation reserve..........................        19.3          23.1
 Obligations related to separate
  accounts........................................     8,562.1       8,261.6
                                                     ---------     ---------
  Total obligations...............................    10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares.......................         2.5           2.5
 Paid-in capital..................................       572.4         572.4
 Unassigned deficit...............................      (163.4)       (177.9)
                                                     ---------     ---------
 Total stockholder's equity.......................       411.5         397.0
                                                     ---------     ---------

  Total obligations and stockholder's
   equity.........................................   $11,116.6     $10,613.0
                                                     =========     =========


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                    (Unaudited)
                                       Three Months Ended   Six Months Ended
                                            June 30,            June 30,
                                       -----------------    -----------------
                                         2000      1999      2000       1999
                                       -------    ------    -------    ------
                                                    (In Millions)
Income

Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
Benefits and Expenses
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                                           (UNAUDITED)
                                                                         SIX MONTHS ENDED
                                                                             JUNE 30,
                                                                      ---------------------
                                                                        2000        1999
                                                                      --------   ----------
                                                                          (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums.................................................  $  495.7   $    452.0
 Net investment income..............................................      75.2         60.5
 Benefits to policyholders and beneficiaries........................    (167.9)      (274.6)
Dividends paid to policyholders.....................................     (13.0)       (12.6)
Insurance expenses and taxes........................................    (174.4)      (195.0)
Net transfers to separate accounts..................................    (254.7)      (343.7)
 Other, net.........................................................     257.1        289.9
                                                                      --------   ----------
  Net cash provided from operations.................................     218.0        (23.5)
                                                                      --------   ----------

Cash flows used in investing activities:

 Bond purchases.....................................................    (305.5)      (143.7)
 Bond sales.........................................................     128.1         41.3
 Bond maturities and scheduled redemptions..........................      36.6         38.9
 Bond prepayments...................................................       7.9          8.0
 Stock purchases....................................................      (1.9)        (0.2)
 Proceeds from stock sales..........................................       1.4          3.6
 Real estate purchases..............................................      (0.1)        (1.5)
 Real estate sales..................................................       0.0         17.9
 Other invested assets purchases....................................      (2.0)        (4.5)
 Proceeds from the sale of other invested assets....................       0.0          0.0
 Mortgage loans issued..............................................     (49.7)       (39.4)
 Mortgage loan repayments...........................................      14.5         11.4
 Other, net.........................................................     (15.8)        75.1
                                                                      --------   ----------
  Net cash used in investing activities.............................    (186.5)         6.9
                                                                      --------   ----------

Cash flows from financing activities:

 Net increase (decrease) in short-term note payable.................      (0.0)       (10.7)
                                                                      --------   ----------
  Net cash provided from financing activities.......................      (0.0)       (10.7)
                                                                      --------   ----------
  Increase (decrease) in cash and temporary cash
   investments......................................................      31.5        (27.3)

Cash and temporary cash investments at beginning of year............     250.1         19.9
                                                                      --------   ----------

  Cash and temporary cash investments at the end of
   period...........................................................  $  281.6   $     (7.4)
                                                                      ========   ==========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999..............  $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution

 Net gain...............................                       2.3        2.3
 Net unrealized capital gains and other
  adjustments...........................                      (3.1)      (3.1)
 Other reserves and adjustments.........                      (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999................  $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000..............  $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution

 Net gain...............................                      16.8       16.8
 Net unrealized capital gains and other
  adjustments...........................                      (2.0)      (2.0)
 Other reserves and adjustments.........                      (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000................  $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

     The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

     In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION



                                                            DECEMBER 31,
                                                        -----------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6.........................................  $ 1,216.3    $1,185.8
Preferred stocks......................................       35.9        36.5
Common stocks.........................................        3.2         3.1
Investment in affiliates..............................       80.7        81.7
Mortgage loans on real estate--Note 6.................      433.1       388.1
Real estate...........................................       25.0        41.0
Policy loans..........................................      172.1       137.7
Cash items:
   Cash in banks......................................       27.2        11.4
   Temporary cash investments.........................      222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred.............................       29.9        32.7
Investment income due and accrued.....................       33.2        29.8
Other general account assets..........................       65.3        47.5
Assets held in separate accounts......................    8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS.........................................  $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS

  Policy reserves.....................................  $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1......       67.3        44.3
  Other general account obligations...................      219.0       150.9
  Transfers from separate accounts, net...............     (221.6)     (190.3)
  Asset valuation reserve--Note 1.....................       23.1        21.9
  Obligations related to separate accounts............    8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS....................................
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares.............        2.5         2.5
  Paid-in capital.....................................      572.4       377.5
  Unassigned deficit--Note 10.........................     (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY..........................      397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY...........  $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                      YEAR ENDED DECEMBER 31,
                                                                       1999              1998
                                                                     ---------        ----------
                                                                            (IN MILLIONS)
INCOME
Premiums.....................................................        $  950.8         $  1,272.3
Net investment income--Note 3................................           136.0              122.8
Other, net...................................................           605.4              618.1
                                                                     --------         ----------
                                                                      1,692.2            2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries..................           349.9              301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries...........................           888.8            1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5.............................           314.4              274.2
State and miscellaneous taxes................................            20.5               28.1
                                                                     --------         ----------
                                                                      1,573.6            1,963.9
                                                                     --------         ----------
 Gain from operations before federal income
 taxes and net realized capital losses                                  118.6               49.3
Federal income taxes--Note 1.................................            42.9               33.1
                                                                     --------         ----------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES                 75.7               16.2
Net realized capital losses--Note 4..........................            (1.7)              (0.6)
                                                                     --------         ----------
  NET INCOME.................................................            74.0               15.6

Unassigned deficit at beginning of year......................           (49.2)             (58.3)
Net unrealized capital losses and other adjustments--Note 4              (3.8)              (6.0)
Other reserves and adjustments--Note 10......................          (198.9)              (0.5)
                                                                     --------         ----------

    UNASSIGNED DEFICIT AT END OF YEAR........................        $ (177.9)        $    (49.2)
                                                                     ========         ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS



                                                       YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                       1999              1998
                                                     --------          --------
                                                            (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums.............................   $  958.5          $1,275.3
   Net investment income..........................      134.2             118.2
   Benefits to policyholders and beneficiaries....     (321.6)           (275.5)
Dividends paid to policyholders...................      (25.6)            (22.3)
Insurance expenses and taxes......................     (344.8)           (296.9)
Net transfers to separate accounts................     (705.3)           (874.4)
   Other, net.....................................      540.6             551.3
                                                     --------          --------
  NET CASH PROVIDED FROM OPERATIONS...............      236.0             475.7
                                                     --------          --------

Cash flows used in investing activities:

   Bond purchases.................................     (240.7)           (618.8)
   Bond sales.....................................      108.3             340.7
   Bond maturities and scheduled redemptions......       78.4             111.8
   Bond prepayments...............................       18.7              76.5
   Stock purchases................................       (3.9)            (23.4)
   Proceeds from stock sales......................        3.6               1.9
   Real estate purchases..........................       (2.2)             (4.2)
   Real estate sales..............................       17.8               2.1
   Other invested assets purchases................       (4.5)              0.0
   Mortgage loans issued..........................      (70.7)           (145.5)
   Mortgage loan repayments.......................       25.3              33.2
   Other, net.....................................      (68.9)           (435.2)
                                                     --------          --------
 NET CASH USED IN INVESTING ACTIVITIES............     (138.8)           (660.9)
                                                     --------          --------

Cash flows from financing activities:

   Capital contribution...........................      194.9
   Net (decrease) increase in short-term note
    payable.......................................      (61.9)             61.9
                                                     --------          --------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES......      133.0              61.9
                                                     --------          --------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS......................................      230.2

Cash and temporary cash investments at beginning
 of year..........................................       19.9             143.2
                                                     --------          --------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR.............................................      250.1          $   19.9
                                                     ========          ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.

  Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.

  Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                         1999          1998
                                                        -------       -------
                                                            (IN MILLIONS)
Total assets.....................................        570.7         587.8
Total liabilities................................        498.9         517.5
Total revenue....................................         35.6          38.8
Net income.......................................          3.5           3.8

3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:



                                                        1999        1998
                                                      --------    --------
                                                         (IN MILLIONS)
Investment expenses.............................      $  9.5      $  8.3
Interest expense................................         1.7         2.4
Depreciation expense............................         0.6         0.8
Investment taxes................................         0.3         0.7
                                                      ------      ------

                                                      $ 12.1      $ 12.2
                                                      ======      ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:



                                                      1999       1998
                                                     ------     ------
                                                          (IN MILLIONS)
Net gains from asset sales........................    (2.8)       7.6
Capital gains tax.................................     0.2       (2.9)
Net capital gains transferred to IMR..............     0.9       (5.3)
                                                    ------     ------
Net REALIZED CAPITAL LOSSES.......................    (1.7)      (0.6)
                                                    ======     ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:



                                                       1999       1998
                                                     --------   ---------
                                                          (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments..............................    (2.6)       (2.7)
Increase in asset valuation reserve.................    (1.2)       (3.3)
                                                      ------    --------

Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)       (6.0)
                                                      ======     =======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:

                                           --------------   --------------     ---------------    ---------
                                            (IN MILLIONS)
December 31, 1999.......................
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies..............            5.9          0.0                 0.1             5.8
Obligations of states and political
 subdivisions...........................            2.2          0.1                 0.1              2.2
Debit securities issued by foreign
 governments............................           13.9          0.8                 0.1             14.6
Corporate securities                              964.9         13.0                59.4            918.5
Mortgage-backed securities..............          229.4          0.5                 7.8            222.1
                                           ------------     --------           ---------          -------

Total bonds.............................
                                           ============     ========           =========          =======

December 31, 1998
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies..............            5.1          0.1                 0.0              5.2
Obligations of states and political
 subdivisions...........................            3.2          0.3                 0.0              3.5
Corporate securities                              925.2         50.4                15.0            960.6
Mortgage-backed securities..............          252.3         10.0                 0.1            262.2
                                           ------------     --------           ---------          -------
Total bonds.............................                                            15.1
                                           ============     ========           =========          =======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------
                                                            (IN MILLIONS)

Due in one year or less...........................      $   58.5        58.2
Due after one year through five years.............         286.8       282.0
Due after five years through ten years............         425.4       405.6
Due after ten years...............................         216.2       195.3
                                                        --------   ---------
                                                           986.9       941.1


Mortgage-backed securities........................         229.4       222.1
                                                        --------   ---------


                                                        $1,216.3
                                                        ========   =========

  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION
Apartments...............       $112.1      East North Central      $  71.3
Hotels...................         11.3      East South Central          7.4
Industrial...............         66.0      Middle Atlantic            28.5
Office buildings.........         86.4      Mountain                   21.0
Retail...................         25.5      New England                37.5
Agricultural.............         99.6      Pacific                   111.1
Other....................         32.2      South Atlantic             87.6
                                            West North Central         16.6
                                            West South Central         48.6
                                            Other                       3.5
                                ------                              -------
                                $433.1                              $ 433.1
                                ======                              =======

  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.

  The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.

  Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.

  Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.

  No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:



 NUMBER OF CONTRACTS/                                ASSETS (LIABILITIES)
                                           ---------------------------------------
   NOTIONAL AMOUNTS                          1999                         1998

                                                   FAIR VALUE
                        ------- ------- ---------  ----------    ---------    ---------
                                                         (IN MILLIONS)
Futures contracts to
 sell securities         362.0   947.0  $   0.6    $  0.6        $  (0.5)     $   (0.5)
Interest rate swap
 agreements             $965.0  $365.0       --      11.5             --         (17.7)
Interest rate cap
 agreements              239.4    89.4      5.6       5.6            3.1
Currency rate swap
 agreements               15.8    15.8       --      (1.6)            --          (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                       DECEMBER 31, 1999     PERCENT
                                                       ----------------    ----------
                                                                 (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment.....................      $    3.8                0.1%
At book value less surrender charge                        40.5                1.5
At market value..................................       2,326.6               87.1
                                                       --------
     Total with adjustment.......................       2,370.9               88.7
Subject to discretionary withdrawal                       287.1               10.7
   at book value (without adjustment)............
Not subject to discretionary withdrawal--general
 account.........................................          15.4                0.6
                                                       --------
Total annuity reserves and deposit liabilities...      $2,673.4              100.0%
                                                       ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                 DECEMBER 31,
                                        1999                     1998
                                -------------------      ---------------------
                                CARRYING      FAIR       CARRYING        FAIR
                                 AMOUNT       VALUE       AMOUNT         VALUE
                                                 (IN MILLIONS)
ASSETS
   Bonds--Note 6
   Preferred stocks--Note 6       35.9        35.9        36.5            36.5
   Common stocks--Note 6.          3.2         3.2         3.1             3.1
   Mortgage loans on real
    estate--Note 6               433.1       421.7       388.1           401.3
   Policy loans--Note 1          172.1       172.1       137.7           137.7
   Cash items--Note 1            250.1       250.1        19.9            19.9

Derivatives assets
 (liabilities) relating
   to: --Note 8
   Futures contracts               0.6         0.6        (0.5)           (0.5)
   Interest rate swaps              --        11.5          --           (17.7)
   Currency rate swaps              --        (1.6)         --            (3.3)
   Interest rate caps              5.6         5.6         3.1             3.1

LIABILITIES

   Commitments--Note 10.            --        19.4          --            32.1

  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.

  In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                     JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 2000

                                                   INTERNATIONAL
                         LARGE CAP      ACTIVE        EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX          GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -------------  --------------
ASSETS

Cash................... $         --  $        --   $        --    $         --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series

 Trust I, at value.....  139,955,553   35,417,027    34,419,184      38,614,519
Investments in shares
 of portfolios of M

 Fund Inc., at value              --           --            --              --
Receivable from:
 John Hancock Variable

  Series Trust I.......        8,252      209,538        63,374               0
 M Fund Inc............           --           --            --              --
                        ------------  -----------   -----------    ------------
Total assets...........  139,963,805   35,626,565    34,482,558      38,614,519
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance

  Company..............        1,113          213           286             354
 M Fund Inc............           --           --            --              --
Asset charges payable             --           --            --              --
                        ------------  -----------   -----------    ------------
Total liabilities......        1,113          213           286             354
                        ------------  -----------   -----------    ------------
Net assets............. $139,962,692  $35,626,352   $34,482,272    $ 38,614,165
                        ============  ===========   ===========    ============

                             GLOBAL      MID CAP     LARGE CAP       MONEY
                            BALANCED     GROWTH        VALUE         MARKET
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------  -----------  -----------    ----------
ASSETS

Cash.....................  $       --  $        --  $        --   $         --
Investments in shares of
 portfolios of John
 Hancock Variable Series

 Trust I, at value.......   5,203,893   66,875,138   30,925,488    106,126,654
Investments in shares of
 portfolios of M Fund
 Inc., at value..........          --           --           --             --
Receivable from:
 John Hancock Variable

  Series Trust I.........      11,430            0       40,214         55,584
 M Fund Inc..............          --           --           --             --
                           ----------  -----------  -----------   ------------
Total assets.............   5,215,323   66,875,138   30,965,702    106,182,238
LIABILITIES
Payable to:

 John Hancock Variable

  Life Insurance Company           48          604          267          2,853
 M Fund Inc..............          --           --           --             --
Asset charges payable....          --           --           --             --
                           ----------  -----------  -----------   ------------
Total liabilities........          48          604          267          2,853
                           ----------  -----------  -----------   ------------
Net assets...............  $5,215,275  $66,874,534  $30,965,435   $106,179,385
                           ==========  ===========  ===========   ============

See accompany notes.


                          MID CAP             SMALL/MIDCAP           REAL ESTATE          GROWTH &
                           VALUE                 GROWTH                EQUITY              INCOME
                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                         ----------           ------------           -----------        -----------
ASSETS

Cash. . . . . . . . .   $            --        $            --         $        --        $          --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series

 Trust I, at value. .        20,720,541              9,664,300          19,827,328          209,587,121
Investments in shares
 of portfolios of M

 Fund Inc., at value.                --                     --                  --                   --
Receivable from:
 John Hancock Variable

  Series Trust I. . .            14,784                     --                  --              141,635
 M Fund Inc.. . . . .                --                     --                  --                   --
                            -----------          -------------         -----------        -------------
Total assets. . . . .        20,735,325              9,664,300          19,827,328          209,728,756
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance

  Company . . . . . .               189                     93                 160                2,206
 M Fund Inc.. . . . .                --                     --                  --                   --
Asset charges payable                --                     --                  --                   --
                           ------------       ----------------         -----------         ------------
Total liabilities . .               189                     93                 160                2,206
                           ------------       ----------------         -----------         ------------
Net assets. . . . . .      $ 20,735,136        $     9,664,207         $19,827,168         $209,726,550
                           ============       ================         ===========         ============


                                                                          SHORT-TERM                 SMALL CAP       INTERNATIONAL
                                                    MANAGED                  BOND                      VALUE         OPPORTUNITIES
                                                  SUBACCOUNT              SUBACCOUNT                SUBACCOUNT        SUBACCOUNT
                                                  ----------              ----------                ----------       -------------
ASSETS

Cash. . . . . . . . . . . . . . . . . . . .          $         --            $           --           $         --     $        --
Investments in shares of portfolios of John
 Hancock Variable Series

 Trust I, at value. . . . . . . . . . . . .           129,010,254                14,876,205             23,028,226      40,698,659
Investments in shares of portfolios of M
 Fund Inc., at value. . . . . . . . . . . .                    --                        --                     --              --
Receivable from:
 John Hancock Variable Series Trust I . . .               306,228                    76,873                 29,212          32,651
 M Fund Inc.. . . . . . . . . . . . . . . .                    --                        --                     --              --
                                              -------------------  ------------------------             ----------    ------------
Total assets. . . . . . . . . . . . . . . .           129,316,482                14,953,078             23,057,438      40,731,310
LIABILITIES
Payable to:

 John Hancock Variable Life Insurance

  Company . . . . . . . . . . . . . . . . .                 1,865                        88                    231             358
 M Fund Inc.. . . . . . . . . . . . . . . .                    --                        --                     --              --
Asset charges payable . . . . . . . . . . .                    --                        --                     --              --
                                              -------------------  ------------------------            -----------     -----------
Total liabilities . . . . . . . . . . . . .                 1,865                        88                    231             358
                                              -------------------  ------------------------            -----------     -----------
Net assets. . . . . . . . . . . . . . . . .          $129,314,617            $   14,952,990            $23,057,207     $40,730,952
                                              ===================  ========================            ===========     ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                  JUNE 30, 2000


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  ----------     ----------
ASSETS

Cash . . . . . . . . .   $         --  $       --  $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series

 Trust I, at value . .    172,410,513   6,753,777   19,350,682     24,763,277
Investments in shares
 of portfolios of M

 Fund Inc., at value .             --          --           --             --
Receivable from: . . .             --          --
 John Hancock Variable

  Series Trust I . . .        108,870      29,165           --             --
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    172,519,383   6,782,942   19,350,682     24,763,277
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance

  Company. . . . . . .          1,345          67          115            126
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable.             --          --           --             --
                         ------------  ----------  -----------    -----------
Total liabilities. . .          1,345          67          115            126
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $172,518,038  $6,782,875  $19,350,567    $24,763,151
                         ============  ==========  ===========    ===========


                                                     FRONTIER      CLIFTON     EMERGING        INTERNATIONAL
                                                     CAPITAL      ENHANCED     MARKETS         OPPORTUNITIES
                                                   APPRECIATION  U.S. EQUITY    EQUITY              II
                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT        SUBACCOUNT
                                                   ------------  -----------  ----------       -------------
ASSETS

Cash . . . . . . . . . . . . . . . . . . . . . .   $        --   $       --   $       --        $           --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value . . .    21,071,755    9,661,917    6,102,393             1,310,825
Investments in shares of portfolios of M Fund
 Inc., at value. . . . . . . . . . . . . . . . .            --           --           --                    --
Receivable from:
 John Hancock Variable Series Trust I. . . . . .            --           --           --                   909
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --                    --
                                                   -----------   ----------   ----------         -------------
Total assets . . . . . . . . . . . . . . . . . .    21,071,755    9,661,917    6,102,393             1,311,734
LIABILITIES
Payable to:

 John Hancock Variable Life Insurance Company. .           112           43           58                    16
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --                    --
Asset charges payable. . . . . . . . . . . . . .            --           --           --                    --
                                                   -----------   ----------   ----------         -------------
Total liabilities. . . . . . . . . . . . . . . .           112           43           58                    16
                                                   -----------   ----------   ----------         -------------
Net assets . . . . . . . . . . . . . . . . . . .   $21,071,643   $9,661,874   $6,102,235        $    1,311,718
                                                   ===========   ==========   ==========         =============

See accompany notes.

                       OHN HANCOCK VARIABLE LIFE ACCOUNT S

                                  JUNE 30, 2000


                                                          HIGH             FUNDAMENTAL
                           BOND     SMALL/MID            YIELD               MID CAP
                          INDEX      CAP CORE             BOND               GROWTH
                        SUBACCOUNT  SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                        ----------  ----------         ----------          -----------
ASSETS

Cash. . . . . . . . .   $       --  $       --           $            --    $     --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series

 Trust I, at value. .    7,579,153   1,409,959                 4,035,963      20,405
Investments in shares
 of portfolios of M

 Fund Inc., at value.           --          --                        --
Receivable from:
 John Hancock Variable

  Series Trust I. . .       41,425       2,129                    27,597          --
 M Fund Inc.. . . . .           --          --                        --
                        ----------  ----------           ---------------    --------
Total assets. . . . .    7,620,578   1,412,088                 4,063,560      20,405
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance

  Company . . . . . .           69          13                        37          --
 M Fund Inc.. . . . .           --          --                        --          --
Asset charges payable           --          --                        --          --
                        ----------  ----------           ---------------    --------
Total liabilities . .           69          13                        37          --
                        ----------  ----------           ---------------    --------
Net assets. . . . . .   $7,620,509  $1,412,075           $     4,063,523    $`20,405
                        ==========  ==========           ===============    ========


                                       NEW       FIDELITY    FIDELITY
                         AIM V.I.   DISCOVERY      VIP        VIP II       TEMPLETON
                          VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------   -------------
ASSETS

Cash. . . . . . . . .    $    --     $     --    $    --     $    --       $     --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .     99,180      322,881     20,127      79,989        150,853
Investments in shares
 of portfolios of M
 Fund Inc., at value.         --           --         --          --             --
Receivable from:
 John Hancock Variable

  Series Trust I. . .         --           --         --          --             --
 M Fund Inc.. . . . .         --           --         --          --             --
                         -------     --------    -------     -------       --------
Total assets. . . . .     99,180      322,881     20,127      79,989        150,853
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance

  Company . . . . . .          1            2         --           1              1
 M Fund Inc.. . . . .         --           --         --          --             --
Asset charges payable         --           --         --          --             --
                         -------     --------    -------     -------       --------
Total liabilities . .          1            2         --           1              1
                         -------     --------    -------     -------       --------
Net assets. . . . . .    $99,179     $322,879    $20,127     $79,988       $150,852
                         =======     ========    =======     =======       ========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,



                                                       LARGE CAP GROWTH SUBACCOUNT                    ACTIVE BOND SUBACCOUNT
                                                  -----------------------------------------  ------------------------------------
                                                     2000          1999          1998           2000          1999          1998
                                                  ------------  ------------  -----------    ------------  ------------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $   151,072   $17,558,034   $ 6,12,073    $ 1,067,381   $ 2,851,613    $2,190,901
 M Fund Inc.....................................           --            --           --             --            --            --
                                                  -----------   -----------   ----------    -----------   -----------    -----------
Total investment income.........................      151,072    17,558,034     6,12,073      1,067,381     2,851,613     2,190,901
Expenses:
 Mortality and expense risks....................      225,388       324,595       68,652         51,193       126,407        93,556
                                                  -----------   -----------   ----------    -----------   -----------    -----------
Net investment income (loss)....................      (74,316)   17,233,439     6,43,421      1,016,188     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................    2,734,096     5,003,007     1,50,881       (874,542)   (1,391,910)      185,230
 Net unrealized appreciation (depreciation)
  during the period.............................    4,426,209    (2,053,672)    8,041,022       952,272    (1,837,190)     (378,058)
                                                  -----------   -----------   ----------    -----------   -----------    ----------
Net realized and unrealized gain (loss) on
 investments....................................    7,160,305     2,949,335     9,791,903        77,730    (3,229,100)     (192,828)
                                                  -----------   -----------   ----------    -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations................................  $ 7,085,989   $20,182,774   $15,35,324    $ 1,093,918   $  (503,894)   $1,904,517
                                                  ===========   ===========   ===========   ===========   ===========    ==========



                                                  INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                      2000          1999         1998         2000          1999          1998
                                                  -------------  -----------  -----------  ------------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $   296,545    $  936,475   $1,930,710   $        --   $ 3,697,955   $       --
 M Fund Inc....................................            --            --           --            --            --           --
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Total investment income (loss).................       296,545       936,475    1,930,710            --     3,697,955           --
Expenses:
 Mortality and expense risks...................        62,937        81,058       45,651        72,582        60,221       22,593
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net investment income (loss)...................       233,608       855,417    1,885,059       (72,582)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains............................     1,515,308       753,750      152,030     4,544,105     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period............................    (3,395,800)    4,871,167       78,480    (3,503,834)    3,920,455    1,070,805
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments...................................    (1,880,492)    5,624,917      230,510     1,040,271     6,469,399    1,129,534
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations...............................   $(1,646,884)   $6,480,334   $2,115,569   $   967,689   $10,107,133   $1,106,941
                                                  ===========    ==========   ==========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                             GLOBAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                        -------------------------------------  --------------------------------------
                          2000         1999          1998          2000          1999          1998
                        ----------  -----------  ------------  -------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable

  Series Trust I....... $  63,243   $  372,766   $    185,760  $         --   $ 6,491,783   $1,114,374
 M Fund Inc............        --           --             --            --            --           --
                        ---------   ----------   ------------  ------------   -----------   ----------
Total investment

 income................    63,243      372,766        185,760            --     6,491,783    1,114,374
Expenses:
 Mortality and expense

  risks................     8,184       13,792          9,687       135,550       102,248       26,123
                        ---------   ----------   ------------  ------------   -----------   ----------
Net investment income

 (loss)................    55,059      358,974        176,073      (135,550)    6,389,535    1,088,251
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............  (123,229)      15,640         24,206     8,716,345     5,188,018      599,619
 Net unrealized
  appreciation
  (depreciation)

  during the period....  (109,231)    (173,912)       147,461   (13,790,389)   15,078,681    1,184,263
                        ---------   ----------   ------------  ------------   -----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments........  (232,460)    (158,272)       171,667    (5,074,044)   20,266,699    1,783,882
                        ---------   ----------   ------------  ------------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $(177,401)  $  200,702   $    347,740  $ (5,209,594)  $26,656,234   $2,872,133
                        =========   ==========   ============  ============   ===========   ==========


                            LARGE CAP VALUE SUBACCOUNT              MONEY MARKET SUBACCOUNT
                        -------------------------------------  ----------------------------------
                          2000          1999          1998        2000        1999         1998
                        -----------  ------------  ----------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable

  Series Trust I......  $ 329,521    $ 1,809,072   $  797,874  $2,267,940  $3,279,928   $1,854,829
 M Fund Inc...........         --             --           --          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Total investment

 income...............    329,521      1,809,072      797,874   2,267,940   3,279,928    1,854,829
Expenses:
 Mortality and expense

  risks...............     51,584         88,877       41,415     158,685     291,398      167,813
                        ---------    -----------   ----------  ----------  ----------   ----------
Net investment income.    277,937      1,720,195      756,459   2,109,255   2,988,530    1,687,016
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............   (232,676)       705,454      330,827          --          --           --
 Net unrealized
  appreciation
  (depreciation)

  during the period...   (596,463)    (2,181,112)     145,355          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments.......   (829,139)    (1,475,658)     476,182          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $(551,202)   $   244,537   $1,232,641  $2,109,255  $2,988,530   $1,687,016
                        =========    ===========   ==========  ==========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                        MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  ------------------------------------   ----------------------------------------
                                                     2000        1999         1998          2000          1999            1998
                                                  ----------  -----------  ------------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $   45,440  $  110,190   $   120,469   $       --   $  1,421,656    $    142,469
 M Fund Inc.....................................          --          --            --           --             --              --
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Total investment income (loss)..................      45,440     110,190       120,469           --      1,421,656         142,469
Expenses:
 Mortality and expense risks....................      39,462      68,611        45,020       18,930         32,995          34,432
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net investment income (loss)....................       5,978      41,579        75,449      (18,930)     1,388,661         108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................     783,358    (860,332)     (538,516)    (567,320)        13,375         232,246
 Net unrealized appreciation (depreciation)
  during the period.............................     289,049   1,757,919      (830,390)   1,251,426     (1,001,208)        236,333
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net realized and unrealized gain (loss) on
 investments....................................   1,072,407     897,587    (1,368,906)     684,106       (987,833)        468,579
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations................................  $1,078,385  $  939,166   $(1,293,457)  $  665,176   $    400,828    $    576,616
                                                  ==========  ==========   ===========   ==========   ============    ============


                                                      REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                  -------------------------------------   ---------------------------------------
                                                     2000        1999          1998          2000          1999           1998
                                                  -----------  ----------  -------------  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $  324,574   $ 544,845   $    305,783   $ 1,040,920   $23,565,679    $ 9,266,175
 M Fund Inc.....................................          --          --             --            --            --             --
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Total investment income.........................     324,574     544,845        305,783     1,040,920    23,565,679      9,266,175
Expenses:
 Mortality and expense risks....................      20,547      29,468         22,716       442,927       715,377        290,361
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net investment income...........................     304,027     515,377        283,067       597,993    22,850,302      8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................      (9,406)   (735,504)      (454,979)    1,331,371     6,207,253      2,061,212
 Net unrealized appreciation (depreciation)
  during the period.............................   1,465,596      80,925       (698,676)   (3,257,862)   (5,814,839)     7,759,307
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments....................................   1,456,190    (654,579)    (1,153,655)   (1,926,491)      392,414      9,820,519
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations................................  $1,760,217   $(139,202)  $   (870,588)  $(1,328,498)  $23,242,716    $18,796,333
                                                  ==========   =========   ============   ===========   ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended June 30,


                                                            Managed Subaccount                 Short-Term Bond Subaccount
                                                  --------------------------------------  -------------------------------------
                                                      2000         1999          1998        2000          1999         1998
                                                  -----------   -----------   ----------  -----------   ----------   ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........  $ 1,918,560   $11,251,980   $3,606,186  $   433,130   $  957,614    $ 977,164
  M Fund Inc....................................           --            --           --           --           --           --
                                                  -----------   -----------   ----------  -----------   ----------    ---------
Total investment income.........................    1,918,560    11,251,980    3,606,186      433,130      957,614      977,164
Expenses:
  Mortality and expense risks...................      340,006       495,544      121,905       19,435       50,128       50,947
                                                  -----------   -----------   ----------  -----------   ----------    ---------
Net investment income...........................    1,578,554    10,756,436    3,484,281      413,695      907,486      926,217
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)...................     (259,619)    2,233,258      278,186     (190,959)    (441,667)      24,740
  Net unrealized appreciation (depreciation)
    during the period...........................     (110,575)   (6,419,069)   1,791,231      169,777      (85,754)    (136,999)
                                                  -----------   -----------   ----------  -----------   ----------    ---------
Net realized and unrealized gain (loss) on
  investments...................................     (370,194)   (4,185,811)   2,069,417      (21,182)    (527,421)    (112,259)
                                                  -----------   -----------   ----------  -----------   ----------    ---------
Net increase in net assets resulting from
  operations....................................  $ 1,208,360   $ 6,570,625   $5,553,698  $   392,513   $  380,065    $ 813,958
                                                  ===========   ===========   ==========  ===========   ==========    =========


                                                                                            International Opportunities
                                                       Small Cap Value Subaccount                   Subaccount
                                                  -----------------------------------   -------------------------------------
                                                     2000        1999         1998         2000          1999         1998
                                                  ----------  ----------   ----------   -----------   ----------  -----------
   .............................................
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........  $  183,706  $  409,324   $   47,350   $   147,896   $2,096,195   $  103,399
  M Fund Inc....................................          --          --           --            --           --           --
                                                  ----------  ----------   ----------   -----------   ----------   ----------
Total investment income.........................     183,706     409,324       47,350       147,896    2,096,195      103,399
Expenses:
  Mortality and expense risks...................      42,741      64,613       33,335        70,749       90,191       50,003
                                                  ----------  ----------   ----------   -----------   ----------   ----------
Net investment income...........................     140,965     344,711       14,015        77,147    2,006,004       53,396
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)...................      45,176    (979,002)      (9,919)    2,289,932    1,907,809      191,495
  Net unrealized appreciation (depreciation)
    during the period...........................     151,771     325,684     (523,693)   (3,683,990)   3,818,953    1,108,416
                                                  ----------  ----------   ----------   -----------   ----------   ----------
Net realized and unrealized gain (loss) on
  investments...................................     196,947    (653,318)    (533,612)   (1,394,058)   5,726,762    1,299,911
                                                  ----------  ----------   ----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting
  from operations...............................  $  337,912  $ (308,607)  $ (519,597)  $(1,316,911)  $7,732,766   $1,353,307
                                                  ==========  ==========   ==========   ===========   ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended June 30,

                                                        Equity Index Subaccount               Global Bond Subaccount
                                                  -------------------------------------  ----------------------------------
                                                     2000          1999         1998        2000         1999         1998
                                                  ------------  -----------  ----------  -----------  -----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I.........   $   896,990   $ 5,839,023  $1,337,750  $  111,426   $  460,088    $303,545
  M Fund Inc...................................            --            --          --          --           --          --
                                                  -----------   -----------  ----------  ----------   ----------    --------
Total investment income........................       896,990     5,839,023   1,337,750     111,426      460,088     303,545
Expenses:
 Mortality and expense risks...................       289,729       335,573     126,021      15,928       35,321      19,894
                                                  -----------   -----------  ----------  ----------   ----------    --------
Net investment income..........................       607,261     5,503,450   1,211,729      95,498      424,767     283,651
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses)..................     3,352,907     7,681,081     691,270    (278,305)    (204,675)     81,659
  Net unrealized appreciation (depreciation)
    during the period..........................    (4,597,742)    4,678,509   6,098,919     387,581     (433,526)     43,608
                                                  -----------   -----------  ----------  ----------   ----------    --------
Net realized and unrealized gain (loss)
   on investments..............................    (1,244,835)   12,359,590   6,790,189     109,276     (638,201)    125,267
                                                  -----------   -----------  ----------  ----------   ----------    --------
Net increase (decrease) in net assets
  resulting from operations....................   $  (637,574)  $17,863,040  $8,001,918  $  204,774   $ (213,434)   $408,918
                                                  ===========   ===========  ==========  ==========   ==========    ========


                                                                                           Brandes International
                                                    Turner Core Growth Subaccount            Equity Subaccount
                                                  ----------------------------------  --------------------------------
                                                     2000          1999       1998       2000        1999        1998
                                                  -----------   ----------  --------  ----------  ----------  ----------
   ............................................
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I
                                                  $   221,603   $1,349,358  $     --  $  306,598  $  549,978   $     --
   M Fund Inc..................................            --           --    84,940          --          --    358,080
                                                  -----------   ----------  --------  ----------  ----------   --------
Total investment income........................       221,603    1,349,358    84,940     306,598     549,978    358,080
Expenses:
 Mortality and expense risks...................        38,241       33,920     7,737      28,784      34,297     14,434
                                                  -----------   ----------  --------  ----------  ----------   --------
Net investment income..........................       183,362    1,315,438    77,203     277,814     515,681    343,646
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains...........................     2,411,545    1,038,462   156,278     181,342     507,727     89,337
  Net unrealized appreciation (depreciation)
    during the period..........................    (1,758,048)   1,626,646   562,620     784,685   3,486,097     91,915
                                                  -----------   ----------  --------  ----------  ----------   --------
Net realized and unrealized gain on
  investment...................................       653,497    2,665,108   718,898     966,027   3,993,824    181,252
                                                  -----------   ----------  --------  ----------  ----------   --------
Net increase in net assets resulting from
  operations...................................   $   836,859   $3,980,546  $796,101  $1,243,841  $4,509,505   $524,898
                                                  ===========   ==========  ========  ==========  ==========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended June 30,

                                                     Frontier Capital Appreciation      Clifton Enhanced U.S. Equity
                                                              Subaccount                         Subaccount
                                                  -----------------------------------   ------------------------------
                                                     2000          1999       1998        2000        1999       1998
                                                  ------------  ----------  ----------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........    $   565,927   $  487,465  $      --   $ 253,050   $532,067   $     --
 M Fund Inc...................................             --           --     34,738          --         --     72,302
                                                  -----------   ----------  ---------   ---------   --------   --------
Total investment income.......................        565,927      487,465     34,738     253,050    532,067     72,302
Expenses:
 Mortality and expense risks..................         32,774       37,471     24,841      11,633     13,930      4,069
                                                  -----------   ----------  ---------   ---------   --------   --------
Net investment income.........................        533,153      449,994      9,897     241,417    518,137     68,233
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).................      3,686,537      624,068   (445,752)    105,370    264,436     87,723
  Net unrealized appreciation (depreciation)
  during the period...........................     (2,068,274)   3,431,408    432,064    (545,352)   151,562     89,677
                                                  -----------   ----------  ---------   ---------   --------   --------
Net realized and unrealized gain
  (loss) on investments.......................      1,618,263    4,055,476    (13,688)   (439,982)   415,998    177,400
                                                  -----------   ----------  ---------   ---------   --------   --------
Net increase (decrease) in net assets
  resulting from operations...................    $ 2,151,416   $4,505,470  $  (3,791)  $(198,565)  $934,135   $245,633
                                                  ===========   ==========  =========   =========   ========   ========

                                                          Emerging Markets Equity             International Opportunities Ii
                                                                Subaccount                              Subaccount
                                                  ---------------------------------------   ----------------------------------
                                                      2000           1999        1998*        2000         1999        1998*
                                                  -------------   -----------  ----------   ---------   ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........    $          --   $   137,724  $      522   $  14,069   $    6,063   $      491
 M Fund Inc...................................               --            --          --          --           --           --
                                                  -------------   -----------  ----------   ---------   ----------   ----------
Total investment income.......................               --       137,724         522      14,069        6,063          491
Expenses:
 Mortality and expense risks..................           12,643         5,465         387       2,617        1,859          339
                                                  -------------   -----------  ----------   ---------   ----------   ----------
Net investment income.........................          (12,643)      132,259         135      11,452        4,204          152
Net realized and unrealized gain (loss) on
  investments:
  Net realized gains (losses).................         (101,200)      663,998     (45,975)     20,107       82,873      (21,835)
  Net unrealized appreciation (depreciation)
  during the period...........................         (287,458)      432,248       2,289     (56,174)      47,295        4,812
                                                  -------------   -----------  ----------   ---------   ----------   ----------
Net realized and unrealized gain
  (loss) on investments.......................         (388,658)    1,096,246     (43,686)    (36,067)     130,168      (17,023)
                                                  -------------   -----------  ----------   ---------   ----------   ----------
Net increase (decrease) in net assets
  resulting from operations...................    $    (401,301)  $ 1,228,505  $  (43,551)  $ (24,615)  $  134,372   $  (16,871)
                                                  =============   ===========  ==========   =========   ==========   ==========

______________________
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED JUNE 30,

                                                                                         Small/Mid
                                                       Bond Index                         Cap Core
                                                       Subaccount                       Subaccount
                                             -------------------------------   -------------------------------
                                               2000       1999       1998*       2000       1999       1998*
                                             --------   ---------   --------   ---------  --------   ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I
                                             $206,555   $ 140,772   $ 23,842   $  2,253   $ 54,784    $     --
 M Fund Inc................................        --          --         --         --         --          --
                                             --------   ---------   --------   --------   --------    --------
Total investment income....................   206,555     140,772     23,842      2,253     54,784          --
Expenses:
 Mortality and expense risks...............    12,909      10,636        937      2,315      2,073         535
                                             --------   ---------   --------   --------   --------    --------
Net investment income (loss)...............   193,646     130,136     22,905        (62)    52,711        (535)
Net realized and unrealized gain (loss)
  on investments:
  Net realized gains (losses)..............   (54,090)   (104,174)     1,002     84,929     65,733     (25,196)
 Net unrealized appreciation (depreciation)
  during the period........................    65,510     (78,192)   (10,217)   (10,858)   (10,735)     18,718
                                             --------   ---------   --------   --------   --------    --------
Net realized and unrealized gain
  (loss) on investments....................    11,420    (182,366)    (9,215)    74,071     54,998      (6,478)
                                             --------   ---------   --------   --------   --------    --------
Net increase (decrease) in net assets
  resulting from operations................  $205,066   $ (52,230)  $ 13,690   $ 74,009   $107,709    $ (7,013)
                                             ========   =========   ========   ========   ========    ========

                                                                                       Fundamental
                                                            High Yield Bond            Mid Cap Growth
                                                              Subaccount                 Subaccount
                                                    --------------------------------   --------------
                                                      2000        1999       1998*          2000
                                                    ----------  ----------  --------  ----------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...........   $ 163,403   $ 352,641   $ 88,721        $ --
  M Fund Inc.....................................          --          --         --          --
                                                    ---------   ---------   --------        ----
                                                      163,403     352,641     88,721          --
Total investment income
Expenses:
  Mortality and expense risks....................       7,445      12,206      1,962           1
                                                    ---------   ---------   --------        ----
Net investment income (loss).....................     155,958     340,435     86,759         (1)
Net realized and unrealized gain (loss) on
  investments:
 Net realized gains (losses).....................    (100,732)     42,365     64,824          --
 Net unrealized appreciation (depreciation)
 during the period...............................    (131,236)   (139,659)   149,416         877
                                                    ---------   ---------   --------        ----
Net realized and unrealized......................    (231,968)    (97,294)   214,240         877
  gain (loss) on investments.....................   ---------   ---------   --------        ----
Net increase (decrease) in net assets
  resulting from operations......................   $ (76,010)  $ 243,141   $300,999        $876
                                                    =========   =========   ========        ====

_______________
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended June 30,

                                                               New       Fidelity
                                                 Aim V.I.   Discovery     Vip II     Fidelity      Templeton
                                                  Value       Series    Contrafund  Vip Growth   International
                                                Subaccount  Subaccount  Subaccount  Subaccount    Subaccount
                                                ----------  ----------  ----------  ----------   -------------
                                                   2000        2000        2000        2000          2000
                                                ----------  ----------  ----------  ----------  ---------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I........   $    --     $    --     $    --     $   --         $   --
  M Fund Inc.  . . . .........................        --          --          --         --             --
                                                 -------     -------     -------     ------         ------
Total investment income.......................        --          --          --         --             --
Expenses:
 Mortality and expense risks..................        33          84           6         32             17
                                                 -------     -------     -------     ------         ------
Net investment income (loss)..................       (33)        (84)         (6)       (32)           (17)
Net realized and  unrealized gain (loss) on
  investments:
  Net realized gains (losses).................    (2,026)          6      (3,386)         7            612
 Net unrealized appreciation (depreciation)
  during the period...........................    (2,289)     28,003         134      4,523          2,513
                                                 -------     -------     -------     ------         ------
Net realized and unrealized gain
  (loss) on investments.......................    (4,315)     28,009      (3,252)     4,530          3,125
                                                 -------     -------     -------     ------         ------
Net increase (decrease) in net assets
  resulting from operations...................   $(4,348)    $27,925     $(3,258)    $4,498         $3,108
                                                 =======     =======     =======     ======         ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                        Years and periods ended June 30,

                                                Large Cap Growth Subaccount                     Active Bond Subaccount
                                         ------------------------------------------   ------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)  .. . .   $    (74,316)  $ 17,233,439   $  6,143,421   $  1,016,188   $  2,725,206    $  2,097,345
  Net realized gains (losses) . .. . .      2,734,096      5,003,007      1,750,881       (874,542)    (1,391,910)        185,230
  Net unrealized appreciation
   (depreciation) during the
   period . . . . . . . . . . . .. . .      4,426,209     (2,053,672)     8,041,022        952,272     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
  resulting from operations .. . . . .      7,085,989     20,182,774     15,935,324      1,093,918       (503,894)      1,904,517
From policyholder transactions:
  Net premiums from
   policyholders . . . . . . . . . . .     52,259,426     75,667,981     29,859,648     14,410,782     74,595,720      38,567,292
 Net benefits to policyholders . . . .    (34,904,274)   (45,347,424)   (13,281,028)   (18,199,821)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     17,355,152     30,320,557     16,578,620     (3,789,039)     6,283,400      11,175,975
                                         ------------   ------------   ------------   ------------   ------------   -------------
Net increase (decrease) in net
 assets  . . . . . . . . . . . . . . .     24,441,141     50,503,331     32,513,944     (2,695,121)     5,779,506      13,080,492
Net assets at beginning of period  . .    115,521,551     65,018,220     32,504,276     38,321,473     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $139,962,692   $115,521,551   $ 65,018,220   $ 35,626,352   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============

                                           International Equity Index Subaccount            Small Cap Growth Subaccount
                                         -----------------------------------------   -----------------------------------------
                                             2000           1999          1998           2000           1999           1998
                                         -------------  -------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
  operations:
  Net investment income (loss)  .  . .   $    233,608   $    855,417   $ 1,885,059   $    (72,582)  $  3,637,734    $   (22,593)
  Net realized gains  . . . . . .  . .      1,515,308        753,750       152,030      4,544,105      2,548,944         58,729
  Net unrealized appreciation
   (depreciation) during the
   period . . . . . . . . . . . .  . .     (3,395,800)     4,871,167        78,480     (3,503,834)     3,920,455      1,070,805
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
  resulting from operations .. . . . .     (1,646,884)     6,480,334     2,115,569        967,689     10,107,133      1,106,941
From policyholder transactions:
  Net premiums from
    policyholders  . . . . . . . . . .     42,506,597     53,332,374    10,034,119     58,788,952     52,637,861     12,088,047
 Net benefits to policyholders . . . .    (39,576,115)   (39,209,664)   (8,344,107)   (52,165,304)   (40,800,272)    (6,621,834)
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets resulting
  from policyholder transactions . . .      2,930,482     14,122,710     1,690,012      6,632,648     11,837,589      5,466,213
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets . . . . . .      1,283,598     20,603,044     3,805,581      7,591,337     21,944,722      6,573,154
Net assets at beginning of period  . .     33,198,674     12,595,630     8,790,049     31,022,828      9,078,106      2,504,952
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net assets at end of period  . . . . .   $ 34,482,272   $ 33,198,674   $12,595,630   $ 38,614,165   $ 31,022,828    $ 9,078,106
                                         ============   ============   ===========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                        years and periods ended June 30,

                                               Global Balanced Subaccount                       Mid Cap Growth Subaccount
                                        -----------------------------------------   ---------------------------------------------
                                            2000           1999          1998           2000            1999             1998
                                        -------------  -------------  ------------  --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $     55,059   $    358,974   $   176,073   $    (135,550)  $   6,389,535    $   1,088,251
 Net realized gains (losses)  . . . .       (123,229)        15,640        24,206       8,716,345       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .       (109,231)      (173,912)      147,461     (13,790,389)     15,078,681        1,184,263
                                        ------------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . .       (177,401)       200,702       347,740      (5,209,594)     26,656,234        2,872,133
From policyholder transactions:
 Net premiums from policyholders  . .      2,921,405      6,295,052     3,163,316      65,255,866      65,183,285       11,323,614
 Net benefits to policyholders  . . .     (2,120,585)    (5,007,225)   (1,882,974)    (56,671,354)    (41,018,347)      (5,132,055)
                                        ------------   ------------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . .        800,820      1,287,827     1,280,342       8,584,512      24,164,938        6,191,559
                                        ------------   ------------   -----------   -------------   -------------    -------------
Net increase in net assets  . . . . .        623,419      1,488,529     1,628,082       3,374,918      50,821,172        9,063,692
Net assets at beginning of period . .      4,591,856      3,103,327     1,475,245      63,499,616      12,678,444        3,614,752
                                        ------------   ------------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $  5,215,275   $  4,591,856   $ 3,103,327   $  66,874,534   $  63,499,616    $  12,678,444
                                        ============   ============   ===========   =============   =============    =============

                                               Large Cap Value Subaccount                       Money Market Subaccount
                                        -----------------------------------------    ----------------------------------------------
                                            2000           1999          1998            2000            1999             1998
                                        -------------  -------------  ------------   --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $    277,937   $  1,720,195   $   756,459    $   2,109,255   $   2,988,530    $   1,687,016
 Net realized gains (losses)  . . . .       (232,676)       705,454       330,827               --              --               --
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .       (596,463)    (2,181,112)      145,355               --              --               --
                                        ------------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . .       (551,202)       244,537     1,232,641        2,109,255       2,988,530        1,687,016
From policyholder transactions:
 Net premiums from policyholders  . .     28,000,911     37,432,039    15,144,316      485,999,845     890,376,545      340,377,358
 Net benefits to policyholders  . . .    (23,591,191)   (27,199,179)   (4,937,583)    (442,936,484)   (918,869,964)    (269,723,839)
                                        ------------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .      4,409,720     10,232,860    10,206,733       43,063,361     (28,493,419)      70,653,519
                                        ------------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets      3,858,518     10,477,397    11,439,374       45,172,616     (25,504,889)      72,340,535
Net assets at beginning of period . .     27,106,917     16,629,520     5,190,146       61,006,769      86,511,658       14,171,123
                                        ------------   ------------   -----------    -------------   -------------    -------------
Net assets at end of period . . . . .   $ 30,965,435   $ 27,106,917   $16,629,520    $ 106,179,385   $  61,006,769    $  86,511,658
                                        ============   ============   ===========    =============   =============    =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended June 30,

                                                 Mid Cap Value Subaccount                  Small/Mid Cap Growth Subaccount
                                         -----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........  $      5,978   $     41,579   $    75,449   $    (18,930)  $   1,388,661    $    108,037
 Net realized gains (losses)...........       783,358       (860,332)     (538,516)      (567,320)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period...........................       289,049      1,757,919      (830,390)     1,251,426      (1,001,208)        236,333
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations.............     1,078,385        939,166    (1,293,457)       665,176         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders.......    15,917,480     32,024,751    18,837,112      7,306,590      11,809,133       4,563,154
 Net benefits to policyholders.........   (15,399,262)   (29,579,995)   (7,855,945)    (8,233,390)     (9,775,543)     (6,481,542)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................       518,218      2,444,756    10,981,167       (926,800)      2,033,590      (1,918,388)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets..     1,596,603      3,383,922     9,687,710       (261,624)      2,434,418      (1,341,772)
Net assets at beginning of period......    19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period............  $ 20,735,136   $ 19,138,533   $15,754,611   $  9,664,207   $   9,925,831    $  7,491,413
                                         ============   ============   ===========   ============   =============    ============

                                               Real Estate Equity Subaccount                 Growth & Income Subaccount
                                         -----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $    304,027   $    515,377   $   283,067   $    597,993   $  22,850,302    $  8,975,814
 Net realized gains (losses)..........         (9,406)      (735,504)     (454,979)     1,331,371       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period..........................      1,465,596         80,925      (698,676)    (3,257,862)     (5,814,839)      7,759,307
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations............      1,760,217       (139,202)     (870,588)    (1,328,498)     23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders......     33,616,441     22,699,314     6,964,604     43,866,020     196,639,863      60,975,616
 Net benefits to policyholders........    (24,788,136)   (18,093,640)   (5,513,221)   (42,336,871)   (106,763,955)    (31,360,866)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions.......      8,828,305      4,605,674     1,451,383      1,529,149      89,875,908      29,614,750
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets............     10,588,522      4,466,472       580,795        200,651     113,118,624      48,411,083
Net assets at beginning of period.....      9,238,646      4,772,174     4,191,379    209,525,899      96,407,275      47,996,192
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period...........   $ 19,827,168   $  9,238,646   $ 4,772,174   $209,726,550   $ 209,525,899    $ 96,407,275
                                         ============   ============   ===========   ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended June 30,

                                                     Managed Subaccount                       Short-term Bond Subaccount
                                          -----------------------------------------   -------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  ------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................   $  1,578,554   $ 10,756,436   $ 3,484,281   $    413,695   $    907,486    $    926,217
 Net realized gains (losses)...........       (259,619)     2,233,258       278,186       (190,959)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during
  the period...........................       (110,575)    (6,419,069)    1,791,231        169,777        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations.......................      1,208,360      6,570,625     5,553,698        392,513        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders.......     22,089,393    113,292,872    21,019,273     14,314,278     41,259,110      27,490,588
 Net benefits to policyholders.........    (19,693,945)   (34,219,380)   (8,281,600)   (11,482,789)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................      2,395,448     79,073,492    12,737,673      2,831,489     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets..      3,603,808     85,644,117    18,291,371      3,224,002     (7,517,518)      6,770,351
Net assets at beginning of period......    125,710,809     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period............   $129,314,617   $125,710,809   $40,066,692   $ 14,952,990   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============

                                            Small Cap Value Subaccount                International Opportunities Subaccount
                                  ----------------------------------------------   ---------------------------------------------
                                      2000            1999             1998            2000           1999             1998
                                  -------------  ---------------  ---------------  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income.........   $    140,965   $      344,711   $       14,015   $     77,147   $  2,006,004    $        53,396
 Net realized gains (losses)...         45,176         (979,002)          (9,919)     2,289,932      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period...................        151,771          325,684         (523,693)    (3,683,990)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations....................        337,912         (308,607)        (519,597)    (1,316,911)     7,732,766          1,353,307
From policyholder transactions:
 Net premiums from policyholders    13,651,361       39,172,672       11,420,833     44,500,103     43,216,216         23,844,756
 Net benefits to policyholders      (9,715,462)     (30,591,417)      (4,363,378)   (33,987,289)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions..................      3,935,899        8,581,255        7,057,455     10,512,814      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets.....      4,273,811        8,272,648        6,537,858      9,195,903     12,576,519         12,922,976
Net assets at beginning of
 period........................     18,783,396       10,510,748        3,972,890     31,535,049     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period....   $ 23,057,207   $   18,783,396   $   10,510,748   $ 40,730,952   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended June 30,

                                                   Equity Index Subaccount
                                         -------------------------------------------
                                             2000           1999            1998
                                         -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $    607,261   $   5,503,450   $  1,211,729
 Net realized gains (losses)..........      3,352,907       7,681,081        691,270
 Net unrealized appreciation
  (depreciation) during
  the period..........................     (4,597,742)      4,678,509      6,098,919
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations............       (637,574)     17,863,040      8,001,918
From policyholder transactions:
 Net premiums from policyholders......     60,696,851     225,994,914     60,690,933
 Net benefits to policyholders........    (37,454,370)   (147,909,470)   (31,166,123)
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................     23,242,481      78,085,444     29,524,810
                                         ------------   -------------   ------------
Net increase (decrease) in net assets      22,604,907      95,948,484     37,526,728
Net assets at beginning of period.....     49,913,131      53,964,647     16,437,919
                                         ------------   -------------   ------------
Net assets at end of period...........   $ 72,518,038   $  49,913,131   $ 53,964,647
                                         ============   =============   ============
                                                   Global Bond Subaccount
                                         ------------------------------------------
                                              2000           1999           1998
                                         --------------  -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $      95,498   $    424,767    $   283,651
 Net realized gains (losses)..........        (278,305)      (204,675)        81,659
 Net unrealized appreciation

  (depreciation) during
  the period..........................         387,581       (433,526)        43,608
                                         -------------   ------------    -----------

Net increase (decrease) in net assets          204,774       (213,434)       408,918
 resulting from operations............
From policyholder transactions:
 Net premiums from policyholders......       3,569,560     11,387,398      9,258,713
 Net benefits to policyholders........      (5,829,975)   (10,615,019)    (3,008,341)
                                         -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................      (2,260,415)       772,379      6,250,372
                                         -------------   ------------    -----------

Net increase (decrease) in net assets       (2,055,641)       558,945      6,659,290
Net assets at beginning of period.....       8,838,516      8,279,571      1,620,281
                                         -------------   ------------    -----------
Net assets at end of period...........   $   6,782,875   $  8,838,516    $ 8,279,571
                                         =============   ============    ===========

                                                  Turner Core Growth Subaccount
                                            ------------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income...................   $    183,362   $ 1,315,438   $      77,203
 Net realized gains......................      2,411,545     1,038,462         156,278
 Net unrealized appreciation
  (depreciation) during
  the period.............................     (1,758,048)    1,626,646         562,620
                                            ------------   -----------   -------------
Net increase in net assets resulting from
 operations..............................        836,859     3,980,546         796,101
From policyholder transactions:
 Net premiums from policyholders.........     22,340,884    23,098,524       4,779,974
 Net benefits to policyholders...........    (26,498,181)   (9,308,254)     (1,690,860)
                                            ------------   -----------   -------------
Net increase (decrease) in net assets
 resulting from policyholder transactions     (4,157,297)   13,790,270       3,089,114
                                            ------------   -----------   -------------
Net increase in net assets...............     (3,320,438)   17,770,816       3,885,215
Net assets at beginning of period........     22,671,005     4,900,189       1,014,974
                                            ------------   -----------   -------------
Net assets at end of period..............   $ 19,350,567   $22,671,005   $   4,900,189
                                            ============   ===========   =============
                                            Brandes International Equity Subaccount
                                            ----------------------------------------
                                                 2000         1999           1998
                                            -------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income...................   $    277,814   $   515,681    $   343,646
 Net realized gains......................        181,342       507,727         89,337
 Net unrealized appreciation
  (depreciation) during
  the period.............................        784,685     3,486,097         91,915
                                            ------------   -----------    -----------
Net increase in net assets resulting from
 operations..............................      1,243,841     4,509,505        524,898
From policyholder transactions:
 Net premiums from policyholders.........      9,965,330    12,134,533      5,520,633
 Net benefits to policyholders...........     (3,861,316)   (5,569,496)    (2,041,375)
                                            ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions      6,104,014     6,565,037      3,479,258
                                            ------------   -----------    -----------
Net increase in net assets...............      7,347,855    11,074,542      4,004,156
Net assets at beginning of period........     17,415,296     6,340,754      2,336,598
                                            ------------   -----------    -----------
Net assets at end of period..............   $ 24,763,151   $17,415,296    $ 6,340,754
                                            ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                       Years and periods ended June 30,


                                                                                              Clifton Enhanced U.S. Equity
                                             Frontier Capital Appreciation Subaccount                   Subaccount
                                            ------------------------------------------   ----------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  -----------   ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income...................   $     533,153   $    449,994   $     9,897   $   241,417   $   518,137    $    68,233
 Net realized gains (losses).............       3,686,537        624,068      (445,752)      105,370       264,436         87,723
 Net unrealized appreciation
  (depreciation) during the period.......      (2,068,274)     3,431,408       432,064      (545,352)      151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...............       2,151,416      4,505,470        (3,791)     (198,565)      934,135        245,633
From policyholder transactions:
 Net premiums from policyholders.........      16,538,331     25,135,447    13,982,031     6,521,334     6,480,741      3,031,309
 Net benefits to policyholders...........     (14,603,126)   (22,331,613)   (9,695,520)   (3,399,109)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions...............       1,935,205      2,803,834     4,286,511     3,122,225     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets...............       4,086,621      7,309,304     4,282,720     2,923,660     4,263,597      1,977,412
Net assets at beginning of period........      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period..............   $  21,071,643   $ 16,985,022   $ 9,675,718   $ 9,661,874   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========

                                                                                               International Opportunities II
                                                Emerging Markets Equity Subaccount                        Subaccount
                                            ------------------------------------------   -----------------------------------------
                                                   2000           1999           1998*        2000             1999         1998*
                                            ------------     -----------   -----------   -----------   -------------  ------------
Increase (decrease) in net
 assets from operations
 Net investment income (loss)............   $    (12,643)    $   132,259   $       135   $    11,452   $     4,204    $       152
 Net realized gains (losses).............       (101,200)        663,998       (45,975)       20,107        82,873        (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period.................................       (287,458)        432,248         2,289       (56,174)       47,295          4,812
                                            ------------     -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net
 assets resulting from
 operations..............................       (401,301)      1,228,505       (43,551)      (24,615)      134,372        (16,871)
From policyholder transactions:
 Net premiums from
  policyholders..........................     38,341,068      18,579,194     2,434,226     3,547,466     3,151,983      2,372,034
 Net benefits to policyholders               (35,650,812)    (16,271,324)   (2,203,670)   (3,048,011)   (2,613,505)    (2,191,135)
                                            ------------     -----------   -----------   -----------   -----------    -----------
Net increase in net assets
 resulting from policyholder
 transactions............................      2,690,256       2,307,870       230,556       499,455       538,478        180,899
                                            ------------     -----------   -----------   -----------   -----------    -----------
Net increase in net assets...............      2,288,955       3,536,375       187,005       474,840       672,850        164,028
Net assets at beginning of
 period..................................      3,723,380         187,005             0       836,878       164,028              0
                                            ------------     -----------   -----------   -----------   -----------    -----------
Net assets at end of period..............   $  6,012,335     $ 3,723,380   $   187,005   $ 1,311,718   $   836,878    $   164,028
                                            ============     ===========   ===========   ===========   ===========    ===========

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                        Years and periods ended June 30,



                                                               Bond Index                           Small/Mid Cap CORE
                                                               Subaccount                               Subaccount
                                                 --------------------------------------   -----------------------------------------
                                                    2000          1999         1998*         2000          1999          1998*
                                                 ------------  ------------  ----------   ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..................  $   193,646   $   130,136   $   22,905   $       (62)  $    52,711    $     (535)
 Net realized gains (losses)...................      (54,090)     (104,174)       1,002        84,929        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period............................       65,510       (78,192)     (10,217)      (10,858)      (10,735)       18,718
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations...............................      205,066       (52,230)      13,690        74,009       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders...............    6,026,847     6,471,518    1,176,234     8,814,315     5,817,483     1,089,030
 Net benefits to policyholders.................   (3,737,455)   (2,358,694)    (124,467)   (8,093,062)   (5,611,532)     (778,864)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions.....................    2,289,392     4,112,824    1,051,767       721,253       205,951       310,166
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets.....................    2,494,458     4,060,594    1,065,457       795,262       313,660       303,153
Net assets at beginning of period..............    5,126,051     1,065,457            0       616,813       303,153             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period....................  $ 7,620,509   $ 5,126,051   $1,065,457   $ 1,412,075   $   616,813    $  303,153
                                                 ===========   ===========   ==========   ===========   ===========    ==========


                                                                                                    High Yield Bond
                                                                                                       Subaccount
                                                                                        ------------------------------------------
                                                                                           2000           1999           1998*
                                                                                        ------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).......................................................     $   155,958    $   340,435   $    86,759
 Net realized gains (losses)........................................................        (100,732)        42,365        64,824
 Net unrealized appreciation (depreciation) during the period.......................        (131,236)      (139,659)      149,416
                                                                                         -----------   ------------   -----------
Net increase (decrease) in net assets resulting from operations.....................         (76,010)       243,141       300,999

From policyholder transactions:
 Net premiums from policyholders....................................................       3,701,759     19,870,990     6,683,673
 Net benefits to policyholders......................................................      (3,835,440)   (20,368,501)   (2,457,088)
                                                                                         -----------   ------------   -----------

Net increase (decrease) in net assets resulting from policyholder transactions......        (133,681)      (497,511)    4,226,585
                                                                                         -----------   ------------   -----------
Net increase (decrease) in net assets...............................................        (209,691)      (254,370)    4,527,584
Net assets at beginning of period                                                          4,273,214      4,527,584             0
                                                                                         -----------   ------------   -----------
Net assets at end of period.........................................................     $ 4,063,523   $  4,273,214   $ 4,527,584
                                                                                         ===========   ============   ===========

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                        Years and periods ended June 30,



                                                Fundamental                  New       Fidelity    Fidelity
                                                  Mid Cap      AIM V.I.    Discovery    VIP II       VIP         Templeton
                                                   Growth       Value       Series    Contrafund    Growth     International
                                                 Subaccount  Subaccount  Subaccount  SubaccounT  Subaccount    Subaccount
                                               -------------  ----------  ----------  ----------  ----------  ---------------
                                                    2000         2000        2000        2000        2000          2000
                                               -------------  ----------  ----------  ----------  ----------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...............    $      (1)    $     (33) $     (84)   $      (6)  $     (32)     $     (17)
 Net realized gains (losses)................            0        (2,026)         6       (3,386)          7            612
 Net unrealized appreciation
 (depreciation) during the period...........          877        (2,289)    28,003          134       4,523          2,513
                                                ---------     ---------  ---------    ---------    --------      ---------
Net increase (decrease) in net assets.......
 resulting from operations..................          876        (4,348)    27,925       (3,258)      4,498          3,108
From policyholder transactions:
 Net premiums from policyholders............       19,529       301,720    295,000      324,607      75,543        455,074
 Net benefits to policyholders..............            0      (198,193)       (46)    (301,222)        (53)      (307,330)
                                                ---------     ---------  ---------    ---------    --------      ---------
Net increase in net assets resulting from
 policyholder transactions..................       19,529       103,527    294,954       23,385      75,490        147,744
                                                ---------     ---------  ---------    ---------    --------      ---------
Net increase in net assets..................       20,405        99,179    322,879       20,127      79,988        150,852
Net assets at beginning of period...........            0             0          0            0           0              0
                                                ---------     ---------  ---------    ---------   ---------      ---------
Net assets at end of period..................   $  20,405     $  99,179 $  322,879    $  20,127   $  79,988      $ 150,852
                                                =========     ========= ==========    =========   =========      =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                  June 30, 2000

1. Organization

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the
Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The thirty-three Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity (formerly, Enhanced U.S. Equity), Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Fundamental Mid Cap Growth, AIM V.I. Value, New Discovery Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, and Templeton International Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNTS

   Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

   Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

   Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At June 30, 2000, there were no outstanding policy loans.

3. Transaction with Affiliates

   John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 were as follows:

         Portfolio                           Shares Owned      Cost          Value
         ---------                           ------------  ------------  --------------
Large Cap Growth.....................          4,849,462   $123,194,174   $139,962,692
Active Bond..........................          3,874,512     38,257,002     35,626,352
International Equity Index...........          1,861,146     33,149,994     34,482,272
Small Cap Growth.....................          1,914,842     34,454,118     38,614,165
Global Balanced......................            515,617      5,397,773      5,215,275
Mid Cap Growth.......................          2,386,951     58,721,939     66,874,534
Large Cap Value......................          2,373,079     32,589,463     30,965,435
Money Market.........................         10,612,665    106,183,237    106,179,385
Mid Cap Value........................          1,537,316     20,407,887     20,735,136
Small/Mid Cap Growth.................            634,316      9,361,832      9,664,207
Real Estate Equity...................          1,563,808     19,502,392     19,827,168
Growth & Income......................         10,573,323    204,640,498    209,726,550
Managed..............................          8,379,360    131,570,457    129,314,617
Short Term Bond......................          1,533,368     15,459,641     14,952,990
Small Cap Value......................          2,102,924     24,087,256     23,057,207
International Opportunities..........          2,800,216     37,804,122     40,730,952
Equity Index.........................          8,517,628    158,210,577    172,518,038
Global Bond..........................            677,499      7,002,271      6,782,875
Turner Core Growth...................             81,169     21,806,142     19,350,567
Brandes International
 Equity..............................          1,511,593     13,549,208     24,763,151
Frontier Capital
 Appreciation........................            889,489     16,547,489     21,071,643
Clifton Enhanced US
 Equity..............................            485,524      6,331,067      9,661,874
Emerging Markets.....................            526,597      5,201,315      6,012,335
International
    Opportunities II.................            109,154      1,232,932      1,311,718
Bond Index...........................            810,548      7,747,650      7,620,509
Small Mid Cap CORE...................            137,033      1,349,230      1,412,075
High-Yield...........................            477,718      4,142,675      4,063,523
Fundamental Mid Cap Growth                         1,200         19,528         20,405
AIM V.I. Value.......................              2,969         99,443         99,180
New Discovery Serie..................             17,586        294,884        322,881
Fidelity VIP II Contrafund                           804         16,875         20,127
Fidelity VIP Growth..................              1,557         75,473         79,989
Templeton International..............              7,853        148,952        150,853

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

4. Details of Investments (continued)

   Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 2000 were as follows:

              PORTFOLIO                 PURCHASES        SALES
              ---------                ------------  -------------
Large Cap Growth....................   $ 29,329,448   $12,047,499
Active Bond.........................      7,716,510    10,489,149
International Equity Index..........     17,045,896    13,881,519
Small Cap Growth....................     26,140,733    19,589,311
Global Balanced. . . . . . . . . . .      2,196,143     1,340,216
Mid Cap Growth . . . . . . . . . . .     37,093,206    28,643,640
Large Cap Value. . . . . . . . . . .     13,666,105     8,978,183
Money Market . . . . . . . . . . . .    132,183,644    87,007,175
Mid Cap Value. . . . . . . . . . . .      6,316,325     5,788,939
Small/Mid Cap Growth . . . . . . . .      3,375,804     4,321,441
Real Estate Equity . . . . . . . . .     16,395,846     7,263,356
Growth & Income. . . . . . . . . . .     14,294,301    12,164,954
Managed. . . . . . . . . . . . . . .     12,738,146     8,762,379
Short-Term U.S. Government . . . . .      9,609,491     6,364,221
Small Cap Value. . . . . . . . . . .      7,099,451     3,022,358
International Opportunities. . . . .     24,437,465    13,847,145
Equity Index . . . . . . . . . . . .     42,348,010    18,496,923
Global Bond. . . . . . . . . . . . .      2,533,200     4,698,051
Turner Core Growth . . . . . . . . .              0             0
Brandes International Equity . . . .              0             0
Frontier Capital Appreciation. . . .              0             0
Clifton Enhanced US Equity . . . . .              0             0
Emerging Markets . . . . . . . . . .     14,283,977    11,606,307
International Opportunities II . . .      2,092,407     1,581,482
Bond Index . . . . . . . . . . . . .      3,684,786     1,201,679
Small Mid Cap CORE . . . . . . . . .      2,077,976     1,356,772
High Yield Bond. . . . . . . . . . .      2,786,550     2,764,235
Fundamental Mid Cap Growth . . . . .              0             0
AIM V.I. Value . . . . . . . . . . .              0             0
New Discovery Series . . . . . . . .              0             0
Fidelity VIP II Contrafund . . . . .              0             0
Fidelity VIP Growth. . . . . . . . .              0             0
Templeton International. . . . . . .              0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at June 30, 2000 were as follows:


                                       VEP CLASS #1                 VEP CLASS #2                 VEP CLASS #3
                                ---------------------------  ---------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION   ACCUMULATION  ACCUMULATION   ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES      SHARES     SHARE VALUES      SHARES      SHARE VALUES
---------                       ------------  -------------  ------------  -------------  ------------  ---------------
Large Cap Growth                   537,965        36.03         492,996        36.15        135,475          36.26
Active Bond                        233,844        14.22         174,990        14.26         37,880          14.31
International Equity Index         253,026        16.55         187,338        16.64          6,384          16.70
Small Cap Growth                   232,913        22.80         261,061        22.84         41,970          22.89
Global Balanced                     17,635        12.66          89,308        12.68         16,270          12.71
Mid Cap Growth                     279,087        33.98         205,937        34.05         67,794          34.12
Large Cap Value                    210,063        15.73         197,584        15.76         25,556          15.79
Money Market                       698,349        13.43       1,348,986        13.47        320,780          13.51
Mid Cap Value                      114,583        14.81          51,945        14.84          4,132          14.87
Small/Mid Cap Growth                89,083        21.40          90,352        21.46          5,734          21.53
Real Estate Equity                 107,483        16.32          57,887        16.37        221,806          16.43
Growth & Income                  1,030,086        30.67         618,930        30.77        188,739          30.87
Managed                            573,827        21.07         272,670        21.14         35,242          21.20
Short-Term Bond                     86,767        13.32         106,729        13.36         10,815          13.40
Small Cap Value                    122,705        12.41          88,704        12.44         24,207          12.46
International Opportunities        159,417        15.83         203,984        15.87         14,705          15.90
Equity Index                       587,297        22.87         624,209        22.92        246,373          22.97
Global Bond                         61,189        12.50          49,459        12.52         19,899          12.55
Turner Core Growth                  26,973        29.67          15,373        29.73              0          29.80
Brandes International Equity        24,380        17.55          33,462        17.59              0          17.64
Frontier Capital Appreciation       21,833        26.14          14,354        26.20              0          26.25
Clifton Enhanced U.S. Equity         4,521        16.98               0        17.00              0          17.03
Emerging Markets Equity             81,008        11.87          86,902        11.88         17,124          11.89
International Opportunities II      29,808        12.20          31,583        12.21          2,696          12.23
Bond Index                         102,163        10.71          64,884        10.72         64,762          10.73
Small/Mid Cap CORE                  23,891        11.26          17,194        11.27          4,107          11.28
High Yield Bond                     53,628         9.87          43,805         9.88          2,247           9.89
Fundamental Mid Cap Growth           1,626        12.55               0        12.55              0          12.55
AIM V.I. Value                       3,936         9.87               0         9.87              0           9.87
New Discovery Series                     0        11.10               0        11.10              0          11.10
Fidelity VIP II Contrafund              30        10.22               0        10.22              0          10.22
Fidelity VIP Growth                  3,709        10.66               0        10.66              0          10.66
Templeton International                  0        10.11               0        10.11              0          10.11

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                                     V COLI CLASS #4             V COLI CLASS #5             V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                  656,260        36.40        257,435        36.44        286,766         36.47
Active Bond                        15,096        15.13        603,645        15.14        452,608         15.16
International Equity Index         43,882        15.42        155,946        15.43        215,996         15.45
Small Cap Growth                  122,919        23.23        141,128        23.25         46,717         23.27
Global Balanced                    38,720        12.90         10,108        12.91         54,885         12.92
Mid Cap Growth                    128,031        34.63         89,731        34.65         63,109         34.67
Large Cap Value                   112,093        16.03         56,194        16.04        417,402         16.05
Money Market                      196,820        13.39         16,175        13.40        148,908         13.42
Mid Cap Value                      89,613        15.09         18,805        15.10        239,528         15.11
Small/Mid Cap Growth               27,132        21.45            378        21.47         23,248         21.50
Real Estate Equity                128,413        16.95        143,737        16.97        197,963         16.99
Growth & Income                   594,664        30.69        523,471        30.72         25,448         30.76
Managed                           237,562        21.88        115,789        21.91        115,065         21.93
Short-Term Bond                   207,003        13.60        412,601        13.61              0         13.63
Small Cap Value                    34,631        12.65         21,107        12.66        275,960         12.67
International Opportunities       248,993        16.14        274,408        16.15        103,553         16.16
Equity Index                      385,480        23.31        118,709        23.33        573,858         23.34
Global Bond                        63,318        12.74          4,998        12.75              0         12.76
Turner Core Growth                  4,794        30.28         20,069        30.30              0         30.33
Brandes International Equity       97,992        17.91        107,630        17.93         53,047         17.95
Frontier Capital Appreciation      88,691        26.68         66,885        26.69              0         26.72
Clifton Enhanced U.S. Equity       62,494        17.22         80,906        17.22              0         17.23
Emerging Markets Equity             9,109        11.99         39,251        11.99              0         11.99
International Opportunities II          0        12.33              0        12.33              0         12.33
Bond Index                          5,049        10.82         19,587        10.83              0         10.83
Small/Mid Cap CORE                      0        11.38              0        11.38              0         11.38
High Yield Bond                     3,390         9.98              0         9.98          8,354          9.98
Fundamental Mid Cap Growth              0        11.02              0        11.02              0         11.02
AIM V.I. Value                          0         9.55              0         9.55              0          9.55
New Discovery Series                    0        10.64              0        10.65              0         10.65
Fidelity VIP II Contrafund              0         9.99              0         9.99              0          9.99
Fidelity VIP Growth                     0        10.25              0        10.25              0         10.25
Templeton International                 0        10.60              0        10.60              0         10.60

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                   MEDALLION EXECUTIVE
                                       VLI CLASS #7               MVEP CLASS #8               MVUL CLASS #9
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                   116,600       83.98         818,698       26.19        351,348         23.33
Active Bond                         61,302       24.13         313,740       12.84        344,746         12.09
International Equity Index         154,944       26.08         782,949       14.27        222,369         14.73
Small Cap Growth                   181,373       22.82         238,097       23.06        205,968         25.92
Global Balanced                     67,046       12.67          42,577       12.80         39,098         12.27
Mid Cap Growth                     239,385       34.02         367,485       34.37        138,068         38.12
Large Cap Value                    339,911       15.74         174,739       15.91        117,629         13.61
Money Market                       408,415       18.58       1,280,481       12.28        315,719         11.74
Mid Cap Value                      420,027       14.82         260,399       14.98         60,746         12.66
Small/Mid Cap Growth                 6,155       21.43         243,378       13.69         41,310         13.93
Real Estate Equity                  62,138       25.09         201,437       19.23         42,565         10.83
Growth & Income                    819,706       67.63       1,283,758       21.75        415,131         19.01
Managed                          2,303,473       40.02         213,655       16.99         86,308         15.53
Short-Term Bond                     82,590       13.34          44,119       12.26         94,438         11.76
Small Cap Value                    635,265       12.43         355,740       12.56        106,344         11.92
International Opportunities        665,897       15.86         268,074       16.02        484,313         15.33
Equity Index                       678,628       22.90       1,184,989       23.14        773,513         19.74
Global Bond                        116,046       12.51          88,071       12.64         68,278         11.93
Turner Core Growth                       0       27.61         215,390       26.95         68,280         25.90
Brandes International Equity             0       17.80               0       17.19         65,376         18.37
Frontier Capital Appreciation            0       24.60               0       22.13         82,469         21.42
Clifton Enhanced U.S. Equity             0       12.87               0       17.12        160,901         17.12
Emerging Markets Equity             31,882       11.88          88,222       11.94         92,679         11.94
International Opportunities II       3,429       12.21          24,319       12.27            844         12.28
Bond Index                          21,473       10.72          21,624       10.77            174         10.78
Small/Mid Cap CORE                   1,231       11.27          20,797       11.33          1,226         11.33
High Yield Bond                     39,774        9.88          92,930        9.93         81,701          9.93
Fundamental Mid Cap Growth               0       11.02               0       12.56              0         11.02
AIM V.I. Value                           0        9.54           5,155        9.88              0          9.55
New Discovery Series                     0       10.64          29,076       11.11              0         10.64
Fidelity VIP II Contrafund               0        9.98               0       10.23              0          9.99
Fidelity VIP Growth                  1,980       10.24               0       10.67              0         10.25
Templeton International                  0       10.60          14,196       10.11              0         10.60

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------   ------------
Large Cap Growth                   286,862       23.33        294,419        26.19          3,879          86.16
Active Bond                        154,851       12.09        114,636        12.84              0          29.22
International Equity Index          59,837       14.73         78,792        14.27          2,147          27.62
Small Cap Growth                    68,282       25.92        100,523        23.06              0          23.40
Global Balanced                     29,924       12.27          5,692        12.80              0          12.90
Mid Cap Growth                     158,424       38.12        171,055        34.37          6,364          34.86
Large Cap Value                    122,195       13.61        207,621        15.91              0          16.14
Money Market                     2,591,514       11.74        300,260        12.28         54,988          13.46
Mid Cap Value                       85,110       12.66         64,180        14.98              0          15.20
Small/Mid Cap Growth                18,565       13.93         19,363        13.69              0          22.24
Real Estate Equity                  17,774       10.83         34,869        13.92              0          26.35
Growth & Income                  1,088,676       19.01        271,319        21.75          2,135          81.14
Managed                             90,276       15.53         58,406        16.99          1,481          47.44
Short-Term Bond                     42,209       11.76         36,660        12.26          5,127          13.84
Small Cap Value                     46,049       11.92        137,025        12.56              0          12.74
International Opportunities         55,835       15.33         88,759        16.02              0          16.25
Equity Index                     2,042,059       19.74        621,198        23.14         10,824          23.47
Global Bond                         44,341       11.93         28,907        12.64              0          12.83
Turner Core Growth                 166,332       25.90        202,145        26.95              0          30.51
Brandes International Equity       172,977       18.37        274,521        17.19              0          18.05
Frontier Capital Appreciation      108,198       21.42        106,028        22.13              0          25.83
Clifton Enhanced U.S. Equity        46,767       17.12         48,373        17.12              0          17.30
Emerging Markets Equity             32,899       11.94         24,646        11.94              0          12.03
International Opportunities II       9,104       12.27          4,356        12.27              0          12.37
Bond Index                         146,467       10.77        261,447        10.77              0          10.86
Small/Mid Cap CORE                  16,316       11.33         38,984        11.33              0          11.41
High Yield Bond                     23,040        9.93         60,673         9.93              0          10.01
Fundamental Mid Cap Growth               0       11.02              0        12.56              0          18.32
AIM V.I. Value                         991        9.55              0         9.55              0          39.72
New Discovery Series                     0       10.64              0        11.11              0          19.19
Fidelity VIP II Contrafund           1,938        9.99              0        10.23              0          33.44
Fidelity VIP Growth                  1,888       10.25              0        10.67              0         102.05
Templeton International                  0       10.60              0        10.11              0          25.87

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES      SHARE VALUES
---------                       ------------   ------------
Large Cap Growth                    2,316          86.16
Active Bond                            21          29.22
International Equity Index          3,005          27.62
Small Cap Growth                    4,238          23.40
Global Balanced                         0          12.90
Mid Cap Growth                      4,655          34.86
Large Cap Value                     3,092          16.14
Money Market                      288,791          13.46
Mid Cap Value                         835          15.20
Small/Mid Cap Growth                1,930          22.24
Real Estate Equity                     57          26.35
Growth & Income                     1,481          81.14
Managed                            17,796          47.44
Short-Term Bond                     1,970          13.84
Small Cap Value                     2,378          12.74
International Opportunities         3,842          16.25
Equity Index                       35,759          23.47
Global Bond                            97          12.83
Turner Core Growth                                 30.51
Brandes International Equity            0          18.05
Frontier Capital Appreciation           0          25.83
Clifton Enhanced U.S. Equity            0          17.30
Emerging Markets Equity             1,521          12.03
International Opportunities II        806          12.37
Bond Index                            826          10.85
Small/Mid Cap CORE                  1,138          11.41
High Yield Bond                       307          10.01
Fundamental Mid Cap Growth              0          18.22
AIM V.I. Value                          0          39.72
New Discovery Series                    0          19.19
Fidelity VIP II Contrafund              0          33.44
Fidelity VIP Growth                     0         102.05
Templeton International                 0          25.87

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                                                                INTERNATIONAL
                                                                      LARGE CAP    SOVEREIGN       EQUITY       SMALL CAP
                                                                        GROWTH        BOND         INDEX          GROWTH
                                                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                    -------------  -----------  ------------   ------------
ASSETS
Cash.........................................................       $       8,016  $     2,380   $     2,435    $     2,357
Investments in shares  of portfolios of John Hancock Variable
     Series Trust I, at  value...............................         115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares of portfolios of M Fund Inc., at value.                  --           --            --             --
Receivable from:
     John Hancock Variable Series Trust I....................              21,617       12,536           419        208,513
     M Fund Inc..............................................                  --           --            --             --
                                                                    -------------  -----------  ------------   ------------
Total assets.................................................         115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
     John Hancock Variable Life Insurance Company............              20,467       12,194            75        208,172
     M Fund Inc..............................................                  --           --            --             --
Asset charges payable........................................               9,166        2,723         2,779          2,698
                                                                    -------------  -----------  ------------   ------------
Total liabilities............................................              29,633       14,917         2,854        210,870
                                                                    -------------  -----------  ------------   ------------
Net assets...................................................       $ 115,521,551  $38,321,473  $ 33,198,674   $ 31,022,828
                                                                    =============  ===========  ============   ============

                                                                    INTERNATIONAL    MID CAP      LARGE CAP        MONEY
                                                                      BALANCED       GROWTH        VALUE          MARKET
                                                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                    ------------   -----------  ------------   ------------
ASSETS
Cash...........................................................     $        304   $     4,698   $     1,803   $      3,061
Investments in shares of portfolios of John Hancock Variable
     Series Trust I, at value..................................        4,591,857    63,499,616    27,106,918     61,006,769
Investments in shares of portfolios of M Fund Inc., at value...               --            --            --             --
Receivable from:
     John Hancock Varidable Series Trust I.....................               52        27,659        12,738      1,396,082
     M Fund Inc................................................               --            --            --             --
                                                                    ------------   -----------  ------------   ------------
Total assets...................................................        4,592,213    63,531,973    27,121,459     62,405,912
LIABILITIES
Payable to:
     John Hancock Variable Life Insurance Company..............                9        26,980        12,479      1,395,329
     M Fund Inc................................................               --            --            --             --
Asset charges payable..........................................              348         5,377         2,063          3,814
                                                                    ------------   -----------  ------------   ------------
Total liabilities..............................................              357        32,357        14,542      1,399,143
                                                                    ------------   -----------  ------------   ------------
Net assets.....................................................     $  4,591,856   $63,499,616   $27,106,917    $61,006,769
                                                                    ============   ===========  ============   ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999

                                                                       MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                                                                        VALUE          GROWTH         EQUITY         INCOME
                                                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                     ------------  --------------  ------------   ------------
ASSETS
Cash...........................................................      $      1,422  $          701  $        611   $     17,877
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at  value.....................................        19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares of portfolios of M Fund Inc., at value...                --              --            --             --
Receivable from:
     John Hancock Variable Series Trust I......................            38,609         580,155            88        330,982
     M Fund Inc................................................                --              --            --             --
                                                                     ------------  --------------  ------------   ------------
Total assets...................................................        19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
     John Hancock Variable Life Insurance Company..............            38,404         580,049            --        328,424
     M Fund Inc................................................                --              --            --             --
Asset charges payable..........................................             1,627             807           699         20,434
                                                                     ------------  --------------  ------------   ------------
Total liabilities..............................................            40,031         580,856           699        348,858
                                                                     ------------  --------------  ------------   ------------
Net assets.....................................................      $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                                                                     ============  ==============  ============   ============

                                                                                   SHORT-TERM    SMALL CAP    INTERNATIONAL
                                                                       MANAGED        BOND         VALUE      OPPORTUNITIES
                                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                      ----------   ----------   ----------    -------------
ASSETS
Cash..........................................................       $     13,307  $       731  $     1,430    $     2,454
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.....................................        125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares of portfolios of M Fund Inc., at value..                 --           --           --             --
Receivable from:
     John Hancock Variable Series Trust I.....................             34,311          215      189,514          1,308
     M Fund Inc...............................................                 --           --           --             --
                                                                     ------------  -----------  -----------    -----------
Total assets..................................................        125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
     John Hancock Variable Life Insurance Company.............             32,402          114      189,306            955
     M Fund Inc...............................................                 --           --           --             --
Asset charges payable.........................................             15,216          832        1,639          2,808
                                                                     ------------  -----------  -----------    -----------
Total liabilities.............................................             47,618          946      190,945          3,763
                                                                     ------------  -----------  -----------    -----------
Net assets....................................................       $125,710,809  $11,728,988  $18,783,396    $31,535,049
                                                                     ============  ===========  ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999

                                                                                                    TURNER         BRANDES
                                                                           EQUITY       GLOBAL       CORE       INTERNATIONAL
                                                                           INDEX         BOND       GROWTH         EQUITY
                                                                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                                                         ----------   ----------  -----------  ---------------
ASSETS
Cash............................................................        $     10,574  $      734  $     1,535    $     1,016
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.......................................         149,913,130   8,838,516           --             --
Investments in shares of portfolios of M Fund Inc., at value....                  --          --   22,671,006     17,415,296
Receivable from:
     John Hancock Variable Series Trust I.......................             126,680     766,077          222            271
     M Fund Inc.................................................                  --          --           --             --
                                                                        ------------  ----------  -----------    -----------
Total assets....................................................         150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
     John Hancock Variable Life Insurance Company...............             125,115     765,972           --            122
     M Fund Inc.................................................                  --          --           --             --
Asset charges payable...........................................              12,138         839        1,758          1,165
                                                                        ------------  ----------  -----------    -----------
Total liabilities...............................................             137,253     766,811        1,758          1,287
                                                                        ------------  ----------  -----------    -----------
Net assets......................................................        $149,913,131  $8,838,516  $22,671,005    $17,415,296
                                                                        ============  ==========  ===========    ===========

                                                                           FRONTIER                  EMERGING
                                                                           CAPITAL      ENHANCED     MARKETS       GLOBAL
                                                                         APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                         ------------  -----------  ----------  ------------
ASSETS
Cash...............................................................      $     1,031   $      437   $      370    $     71
Investments in shares of portfolios of John Hancock Variable Series
     Trust I, at value.............................................               --           --    3,723,380     836,878
Investments in shares of portfolios of M Fund Inc., at value.......       16,985,022    6,738,214           --          --
Receivable from:
     John Hancock Variable Series Trust I..........................              771           63          254          24
     M Fund Inc....................................................               --           --           --          --
                                                                         -----------   ----------   ----------    --------
Total assets.......................................................       16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
     John Hancock Variable Life Insurance Company..................              620           --          204          13
     M Fund Inc....................................................               --           --           --          --
Asset charges payable..............................................            1,182          500          420          82
                                                                         -----------   ----------   ----------    --------
Total liabilities..................................................            1,802          500          624          95
                                                                         -----------   ----------   ----------    --------
Net assets.........................................................      $16,985,022   $6,738,214   $3,723,380    $836,878
                                                                         ===========   ==========   ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999

                                                                                                                          HIGH
                                                                                                 BOND     SMALL/ MID     YIELD
                                                                                                INDEX      CAP CORE       BOND
                                                                                              SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                                              ----------  ----------  ------------
ASSETS
Cash....................................................................................      $      374   $     56    $      310
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value...       5,126,051    616,813     4,273,214
Investments in shares of portfolios of M Fund Inc., at value............................              --         --            --
Receivable from:
     John Hancock Variable Series Trust I...............................................              87          7       906,251
     M Fund Inc.........................................................................              --         --            --
                                                                                              ----------   --------    ----------
Total assets............................................................................       5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
     John Hancock Variable Life Insurance Company.......................................              20         --       906,193
     M Fund Inc.........................................................................              --         --            --
Asset charges payable...................................................................             441         63           368
                                                                                              ----------   --------    ----------
Total liabilities.......................................................................             461         63       906,561
                                                                                              ----------   --------    ----------
Net assets..............................................................................      $5,126,051   $616,813    $4,273,214
                                                                                              ==========   ========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                        LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                                   --------------------------------------  -------------------------------------
                                                      1999          1998         1997         1999          1998         1997
                                                   ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I........    $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
   M Fund Inc..................................             --            --           --           --           --          --
                                                   -----------   -----------  -----------  -----------   ----------    --------
Total investment income........................     17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
   Mortality and expense risks.................        324,595       168,652       91,256      126,407       93,556      39,184
                                                   -----------   -----------  -----------  -----------   ----------    --------
Net investment income..........................     17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and unrealized gain (loss) on
     investments:
   Net realized gains (losses).................      5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
   Net unrealized appreciation (depreciation)
     during the period.........................     (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                                                   -----------   -----------  -----------  -----------   ----------    --------
Net realized and unrealized gain (loss) on
     investments...............................      2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                                                   -----------   -----------  -----------  -----------   ----------    --------
Net increase (decrease) in net assets resulting
     from operations...........................    $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                                                   ===========   ===========  ===========  ===========   ==========    ========


                                                    INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                                                   ---------------------------------------  ------------------------------------
                                                      1999         1998          1997          1999         1998         1997
                                                   -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I........    $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
   M Fund Inc..................................            --           --            --             --          --          --
                                                   ----------   ----------   -----------    -----------  ----------    --------
Total investment income........................       936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
   Mortality and expense risks.................        81,058       45,651        33,893         60,221      22,593       6,547
                                                   ----------   ----------   -----------    -----------  ----------    --------
Net investment income (loss)...................       855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and unrealized gain (loss) on
     investments:
   Net realized gains..........................       753,750      152,030       244,810      2,548,944      58,729      21,707
   Net unrealized appreciation (depreciation)
     during the period.........................     4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                                                   ----------   ----------   -----------    -----------  ----------    --------
Net realized and unrealized gain (loss) on
     investments...............................     5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                                                   ----------   ----------   -----------    -----------  ----------    --------
Net increase (decrease) in net assets resulting
     from operations...........................    $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                                                   ==========   ==========   ===========    ===========  ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                          INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                                                          ----------------------------------   ------------------------------------
                                                             1999         1998       1997         1999         1998        1997
                                                          -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I.........          $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
   M Fund Inc...................................                  --           --         --            --          --         --
                                                          ----------   ----------  ---------   -----------  ----------   --------
Total investment  income........................             372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
   Mortality and expense risks..................              13,792        9,687      4,443       102,248      26,123      8,287
                                                          ----------   ----------  ---------   -----------  ----------   --------
Net investment income (loss)....................             358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and unrealized gain (loss) on
     investments:
   Net realized gains...........................              15,640       24,206      8,667     5,188,018     599,619      1,235
   Net unrealized appreciation (depreciation)
     during the period..........................            (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                                                          ----------   ----------  ---------   -----------  ----------   --------
Net realized and unrealized gain (loss) on
     investments................................            (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                                                          ----------   ----------  ---------   -----------  ----------   --------
Net increase (decrease) in net assets resulting
     from operations............................          $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                                                          ==========   ==========  =========   ===========  ==========   ========


                                                             LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                                                          ----------------------------------  --------------------------------
                                                             1999          1998       1997       1999        1998        1997
                                                          ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received  from:
     John Hancock Variable Series Trust I.......          $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.....................................                   --           --        --          --          --         --
                                                          -----------   ----------  --------  ----------  ----------   --------
Total investment income.........................            1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense risks....................               88,877       41,415    11,163     291,398     167,813     66,882
                                                          -----------   ----------  --------  ----------  ----------   --------
Net investment income...........................            1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and unrealized gain (loss) on
     investments:
   Net realized gains...........................              705,454      330,827   164,821          --          --         --
   Net unrealized appreciation (depreciation)
     during the period..........................           (2,181,112)     145,355   279,449          --          --         --
                                                          -----------   ----------  --------  ----------  ----------   --------
Net realized and unrealized gain (loss) on
     investments................................           (1,475,658)     476,182   444,270          --          --         --
                                                          -----------   ----------  --------  ----------  ----------   --------
Net increase in net assets resulting from
     operations.................................          $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                                                          ===========   ==========  ========  ==========  ==========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc....................................           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income........................      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks...................       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income..........................       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period............................    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments...................................      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations...............................   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========

                                                       REAL ESTATE EQUITY SUBACCOUNT            GROWTH & INCOME SUBACCOUNT
                                                     ----------------------------------   ---------------------------------------
                                                       1999         1998         1997        1999          1998          1997
                                                     ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........      $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc....................................             --            --         --            --            --           --
                                                     ---------   -----------   --------   -----------   -----------   ----------
Total investment income........................        544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
   Mortality and expense risks.................         29,468        22,716     13,879       715,377       290,361      169,135
                                                     ---------   -----------   --------   -----------   -----------   ----------
Net investment income..........................        515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and unrealized gain (loss) on
     investments:
   Net realized gains (losses).................       (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
   Net unrealized appreciation (depreciation)
     during the period.........................         80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                                                     ---------   -----------   --------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
     investments...............................       (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                                                     ---------   -----------   --------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
     from operations...........................      $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                                                     =========   ===========   ========   ===========   ===========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                            MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                                                    ------------------------------------  ---------------------------------------
                                                       1999          1998        1997        1999         1998           1997
                                                    ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I........     $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
   M Fund Inc..................................              --           --          --          --            --           --
                                                    -----------   ----------  ----------  ----------   -----------    ---------
Total investment income........................      11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
   Mortality and expense risks.................         495,544      121,905      65,383      50,128        50,947       20,551
                                                    -----------   ----------  ----------  ----------   -----------    ---------
Net investment income..........................      10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and unrealized gain (loss) on
     investments:
   Net realized gains (losses).................       2,233,258      278,186     171,318    (441,667)       24,740       35,294
   Net unrealized appreciation (depreciation)
     during the period.........................      (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                                                    -----------   ----------  ----------  ----------   -----------    ---------
Net realized and unrealized gain (loss) on
     investments...............................      (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                                                    -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net assets resulting from
     operations................................     $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                                                    ===========   ==========  ==========  ==========   ===========    =========


                                                                                          INTERNATIONAL OPPORTUNITIES
                                                       SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                                                    --------------------------------   ------------------------------------
                                                      1999        1998        1997        1999        1998        1997
                                                    ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I........     $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
   M Fund Inc..................................            --          --         --           --          --          --
                                                    ---------   ---------   --------   ----------  ----------   ---------
Total investment income........................       409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
   Mortality and expense risks.................        64,613      33,335      8,494       90,191      50,003      13,177
                                                    ---------   ---------   --------   ----------  ----------   ---------
Net investment income..........................       344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and unrealized gain (loss) on
     investments:
   Net realized gains (losses).................      (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized appreciation (depreciation)
     during the period.........................       325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                                                    ---------   ---------   --------   ----------  ----------   ---------
Net realized and unrealized gain (loss) on
     investments...............................      (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                                                    ---------   ---------   --------   ----------  ----------   ---------
Net increase (decrease) in net assets resulting
     from operations...........................     $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                                                    =========   =========   ========   ==========  ==========   =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                               EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                                                         -----------------------------------  -----------------------------------
                                                            1999         1998        1997        1999         1998       1997
                                                         -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I...............   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
   M Fund Inc.........................................            --          --          --           --         --         --
                                                         -----------  ----------  ----------  -----------   --------   --------
Total investment income...............................     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
   Mortality and expense risks........................       335,573     126,021      31,223       35,321     19,894      3,820
                                                         -----------  ----------  ----------  -----------   --------   --------
Net investment income.................................     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and unrealized gain (loss) on
     investments:
   Net realized gains (losses)........................     7,681,081     691,270     901,978     (204,675)    81,659      8,335
   Net unrealized appreciation (depreciation)
     during the period................................     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                                                         -----------  ----------  ----------  -----------   --------   --------
Net realized and unrealized gain (loss) on investments    12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                                                         -----------  ----------  ----------  -----------   --------   --------
Net increase (decrease) in net assets resulting from
     operations.......................................   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                                                         ===========  ==========  ==========  ===========   ========   ========


                                                                                                     BRANDES INTERNATIONAL
                                                               TURNER CORE GROWTH SUBACCOUNT           EQUITY SUBACCOUNT
                                                               ------------------------------  ---------------------------------
                                                                  1999       1998      1997       1999       1998       1997
                                                               ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series
     Trust I.............................................      $1,349,358  $     --  $     --  $  549,978  $     --   $     --
   M Fund Inc............................................              --    84,940    91,360          --   358,080     32,677
                                                               ----------  --------  --------  ----------  --------   --------
Total investment income..................................       1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
   Mortality and expense risks...........................          33,920     7,737     4,071      34,297    14,434      7,502
                                                               ----------  --------  --------  ----------  --------   --------
Net investment income....................................       1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and unrealized gain (loss) on investments:..
   Net realized gains....................................       1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized appreciation (depreciation) during the
     period..............................................       1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                                                               ----------  --------  --------  ----------  --------   --------
Net realized and unrealized gain (loss) on investments...       2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                                                               ----------  --------  --------  ----------  --------   --------
Net increase in net assets resulting from operations.....      $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                                                               ==========  ========  ========  ==========  ========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                            FRONTIER CAPITAL APPRECIATION
                                                                      SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                                                          ---------------------------------   -----------------------------------
                                                             1999       1998        1997         1999        1998        1997*
                                                          ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I.................  $  487,465  $      --   $      --    $532,067    $     --     $    --
   M Fund Inc...........................................          --     34,738     128,190          --      72,302      15,335
                                                          ----------  ---------   ---------    --------    --------     -------
Total investment income.................................     487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
   Mortality and expense risks..........................      37,471     24,841      10,040      13,930       4,069         478
                                                          ----------  ---------   ---------    --------    --------     -------
Net investment income...................................     449,994      9,897     118,150     518,137      68,233      14,857
Net realized and unrealized gain (loss) on  investments:
   Net realized gains (losses)..........................     624,068   (445,752)    614,358     264,436      87,723       4,177
   Net unrealized appreciation (depreciation) during the
     period.............................................   3,431,408    432,064    (368,570)    151,562      89,677       6,844
                                                          ----------  ---------   ---------    --------    --------     -------
Net realized and unrealized gain (loss) on investments..   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                                                          ----------  ---------   ---------    --------    --------     -------
Net increase (decrease) in net assets resulting from
     operations.........................................  $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                                                          ==========  =========   =========    ========    ========     =======

                                                                EMERGING
                                                             MARKETS EQUITY         GLOBAL EQUITY           BOND INDEX
                                                               SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                                          --------------------   ------------------   ----------------------
                                                             1999      1998**      1999     1998**      1999        1998**
                                                          ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I.................  $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
   M Fund Inc...........................................          --        --         --        --          --          --
                                                          ----------  --------   --------  --------   ---------    --------
Total investment income.................................     137,724       522      6,063       491     140,772      23,842
Expenses:
   Mortality and expense risks..........................       5,465       387      1,859       339      10,636         937
                                                          ----------  --------   --------  --------   ---------    --------
   Net investment income................................     132,259       135      4,204       152     130,136      22,905
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses)..........................     663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
   Net unrealized appreciation (depreciation) during the
     period.............................................     432,248     2,289     47,295     4,812     (78,192)    (10,217)
                                                          ----------  --------   --------  --------   ---------    --------
Net realized and unrealized gain (loss) on investments..   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                                                          ----------  --------   --------  --------   ---------    --------
Net increase (decrease) in net assets resulting from
     operations.........................................  $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                                                          ==========  ========   ========  ========   =========    ========

---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                                               SMALL/MID              HIGH YIELD
                                                                               CAP CORE                  BOND
                                                                              SUBACCOUNT              SUBACCOUNT
                                                                          -------------------   ----------------------
                                                                            1999      1998**      1999        1998**
                                                                          ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I............................       $ 54,784   $     --   $ 352,641    $ 88,721
   M Fund Inc......................................................             --         --          --          --
                                                                          --------   --------   ---------    --------
Total investment income............................................         54,784         --     352,641      88,721
Expenses:
   Mortality and expense risks.....................................          2,073        535      12,206       1,962
                                                                          --------   --------   ---------    --------
Net investment income (loss).......................................         52,711       (535)    340,435      86,759
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses).....................................         65,733    (25,196)     42,365      64,824
   Net unrealized appreciation (depreciation) during the period....        (10,735)    18,718    (139,659)    149,416
                                                                          --------   --------   ---------    --------
Net realized and unrealized gain (loss) on investments.............         54,998     (6,478)    (97,294)    214,240
                                                                          --------   --------   ---------    --------
Net increase (decrease) in net assets resulting from operations....       $107,709   $ (7,013)  $ 243,141    $300,999
                                                                          ========   ========   =========    ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................  $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)............     5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period......    (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations..............    20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders........    75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders..........   (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions...........................    30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets..............    50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period.......    65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period.............  $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========

                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   -------------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..............  $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains........................       753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period........................     4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.................     6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders...........    53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders.............   (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions.................    14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets.................    20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period..........    12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period................  $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ------------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains....................        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period.....      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations.............       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders.......     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders.........    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions........     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets.............     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period......     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period............   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============


                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ------------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income...............   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains..................        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period...     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations.....................        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders.....     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders.......    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions........................     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period....     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period..........   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             -----------------------------------------  -------------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========


                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          -----------------------------------------  ----------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            -----------------------------------------  --------------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========


                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ----------------------------------------  --------------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        ------------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease)
 in net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        -----------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease)
 in net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========


                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                ---------------------------------------  ------------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                   FRONTIER CAPITAL APPRECIATION                                   ENHANCED U.S.
                                            SUBACCOUNT                                           EQUITY SUBACCOUNT
                             --------------------------------------------    -------------------------------------------
                                  1999             1998          1997             1999           1998          1997*
                             ----------------  ------------  ------------    ---------------  ------------  ------------
Increase (decrease)
 in net assets from
 operations:
 Net investment income       $       449,994   $     9,897   $   118,150     $      518,137   $    68,233    $  14,857
 Net realized gains
  (losses). . . . . .                624,068      (445,752)      614,358            264,436        87,723        4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .              3,431,408       432,064      (368,570)           151,562        89,677        6,844
                             ---------------   -----------   -----------     --------------   -----------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .              4,505,470        (3,791)      363,938            934,135       245,633       25,878
From policyholder
 transactions:
 Net premiums from
  policyholders . . .             25,135,447    13,982,031    10,030,418          6,480,741     3,031,309      475,503
 Net benefits to
  policyholders . . .            (22,331,613)   (9,695,520)   (5,969,436)        (3,151,279)   (1,299,530)      (4,176)
                             ---------------   -----------   -----------     --------------   -----------    ---------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .              2,803,834     4,286,511     4,060,982          3,329,462     1,731,779      471,327
                             ---------------   -----------   -----------     --------------   -----------    ---------
Net increase in net
 assets . . . . . . .              7,309,304     4,282,720     4,424,920          4,263,597     1,977,412      497,205
Net assets at
 beginning of period               9,675,718     5,392,998       968,078          2,474,617       497,205            0
                             ---------------   -----------   -----------     --------------   -----------    ---------
Net assets at end of
 period . . . . . . .        $    16,985,022   $ 9,675,718   $ 5,392,998     $    6,738,214   $ 2,474,617    $ 497,205
                             ===============   ===========   ===========     ==============   ===========    =========


                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               ---------------------------  --------------------------  ---------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                            SMALL/MID CAP CORE                  HIGH YIELD BOND
                                                SUBACCOUNT                         SUBACCOUNT
                                         -------------------------  -------------------------------
                                            1999         1998**          1999            1998**
                                         ------------  -----------  ----------------  -------------
Increase (decrease) in net assets
from operations:
 Net investment income (loss). . . . . . $    52,711   $     (535)  $       340,435    $    86,759
 Net realized gains (losses) . . . . . .      65,733      (25,196)           42,365         64,824
 Net unrealized appreciation
  (depreciation) during the period . . .     (10,735)      18,718          (139,659)       149,416
                                         -----------   ----------   ---------------    -----------
Net increase (decrease) in net
 assets resulting from operations. . . .     107,709       (7,013)          243,141        300,999
From policyholder transactions:
 Net premiums from policyholders . . . .   5,817,483    1,089,030        19,870,990      6,683,673
 Net benefits to policyholders . . . . .  (5,611,532)    (778,864)      (20,368,501)    (2,457,088)
                                         -----------   ----------   ---------------    -----------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions. . . . . . . . . . . . . .     205,951      310,166          (497,511)     4,226,585
                                         -----------   ----------   ---------------    -----------
Net increase (decrease) in net
 assets. . . . . . . . . . . . . . . . .     313,660      303,153          (254,370)     4,527,584
Net assets at beginning of period. . . .     303,153            0         4,527,584              0
                                         -----------   ----------   ---------------    -----------
Net assets at end of period. . . . . . . $   616,813   $  303,153   $     4,273,214    $ 4,527,584
                                         ===========   ==========   ===============    ===========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

    The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


                  PORTFOLIO          SHARES OWNED      COST          VALUE
                  ---------          ------------  ------------  -------------
     Large Cap Growth...............   4,226,550   $108,181,136   $115,521,551
     Sovereign Bond.................   4,200,440     40,512,273     38,321,473
     International Equity Index.....   1,689,937     29,224,059     33,198,674
     Small Cap Growth...............   1,622,919     25,907,535     31,022,828
     International Balanced.........     428,930      4,680,715      4,591,856
     Mid Cap Growth.................   2,172,468     46,744,046     63,499,616
     Large Cap Value................   2,009,306     28,839,671     27,106,917
     Money Market...................   6,100,677     61,006,768     61,006,769
     Mid Cap Value..................   1,497,913     18,236,811     19,138,533
     Small/Mid Cap Growth...........     707,222     10,888,164      9,925,831
     Real Estate Equity.............     805,182      9,643,804      9,238,646
     Growth & Income................  10,470,370    207,387,033    209,525,899
     Managed........................   8,137,552    130,087,567    125,710,809
     Short-Term Bond................   1,206,452     11,963,663     11,728,988
     Small Cap Value................   1,720,546     18,985,985     18,783,396
     International Opportunities....   2,078,452     26,831,679     31,535,049
     Equity Index...................   7,327,855    138,687,664    149,913,131
     Global Bond....................     900,154      9,240,752      8,838,516
     Turner Core Growth.............     988,705     20,433,059     22,671,005
     Brandes International Equity...   1,122,129     13,875,593     17,415,296
     Frontier Capital Appreciation..     804,225     13,485,020     16,985,022
     Enhanced U.S. Equity...........     321,327      6,490,133      6,738,214
     Emerging Markets Equity........     303,646      3,288,843      3,723,380
     Global Equity..................      68,965        784,773        836,878
     Bond Index.....................     550,115      5,214,459      5,126,051
     Small/Mid Cap CORE.............      62,841        608,830        616,813
     High Yield Bond................     475,514      4,263,457      4,273,214

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


                  PORTFOLIO                 PURCHASES        SALES
                  ---------                ------------  --------------
     Large Cap Growth....................  $ 62,265,535   $ 14,711,539
     Sovereign Bond......................    38,288,617     29,280,010
     International Equity Index..........    32,519,440     17,541,313
     Small Cap Growth....................    27,757,302     12,281,978
     International Balanced..............     3,415,587      1,768,784
     Mid Cap Growth......................    45,338,211     14,783,738
     Large Cap Value.....................    22,257,609     10,304,554
     Money Market........................   304,141,849    329,646,739
     Mid Cap Value.......................    15,413,952     12,927,617
     Small/Mid Cap Growth................     8,759,614      5,337,363
     Real Estate Equity..................    13,375,520      8,254,469
     Growth & Income.....................   144,949,345     32,223,136
     Managed.............................   111,633,323     21,803,394
     Short-Term Bond.....................    17,352,671     24,342,768
     Small Cap Value.....................    16,062,747      7,136,780
     International Opportunities.........    24,767,973     17,918,215
     Equity Index........................   124,086,502     40,497,607
     Global Bond.........................    10,322,531      9,125,384
     Turner Core Growth..................    20,980,047      5,874,338
     Brandes International Equity........    10,664,333      3,583,615
     Frontier Capital Appreciation.......    13,387,462     10,133,633
     Enhanced U.S. Equity................     5,925,334      2,077,734
     Emerging Markets Equity.............     9,682,573      7,242,444
     Global Equity.......................     2,167,637      1,624,954
     Bond Index..........................     5,900,997      1,658,038
     Small/Mid Cap CORE..................     3,312,578      3,053,916
     High Yield Bond.....................    11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

    Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    Medallion Executive VLI Class #7         MVEP Class #8               MVUL Class #9
                                   ----------------------------------  --------------------------  --------------------------
                                     Accumulation      Accumulation    Accumulation  Accumulation  Accumulation  Accumulation
         Portfolio                      Shares         Share Values       Shares     Share Values     Shares     Share Values
         ---------                 ----------------  ----------------  ------------  ------------  ------------  ------------
Large Cap Growth..............           92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond................           57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index....          113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth..............          193,672            21.70          298,417        21.90       197,401          24.61
International Balanced........           52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth................          168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value...............          269,931            16.17          125,284        16.31       115,052          13.95
Money Market..................          280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value.................          412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth..........            3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity............           39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income...............          828,857            68.13        1,383,220        21.88       552,475          19.13
Managed.......................        2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond...............           63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value...............          473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities...          559,454            16.54          227,841        16.68       335,763          15.97
Equity Index..................          477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond...................          146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth............               --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity.......................               --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation.................               --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity..........               --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity.......           45,954            12.77           18,062        12.82        40,257          12.82
Global Equity.................            2,967            12.23            4,588        12.28        29,228          12.28
Bond Index....................           18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE............               --               --           16,742        10.81           477          10.81
High Yield Bond...............           34,470            10.10           82,547        10.14        72,026          10.14

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES     SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth.............      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE     PAGE         KEY WORD OR PHRASE                    PAGE
Account . . . . . . .    28                                                30
account value . . . .     9                                                10
Additional Sum Insured   16                                                16
annual processing date   17                                                11
attained age. . . . .    10                                                16
Basic Sum Insured . .    16                                                 5
beneficiary . . . . .    39                                                15
business day. . . . .    29                                                11
changing Option A or B   18                                                18
changing the Total Sum
 Insured. . . . . . .    17                                                 7
charges . . . . . . .     9                                                30
Code. . . . . . . . .    35                                                17
cost of insurance
 rates. . . . . . . .    10                                                30
date of issue . . . .    30                                                 5
death benefit . . . .     5                                                 3
deductions. . . . . .     9                                                21
dollar cost averaging    14                                                 7
expenses of the Trusts   11                                                 9
fixed investment
 option . . . . . . .    29                                                 2
full surrender. . . .    14                                                28
fund. . . . . . . . .     2                                                 2
grace period. . . . .     7                                                15
guaranteed minimum
 death benefit  . . .     7                                                28
Guaranteed Minimum
 Death Benefit Premium    8                                                14
insurance charge. . .    10                                                14
insured person. . . .     5                                                 9
investment options. .     1                                                35
JHVLICO . . . . . . .    28                                                21
lapse . . . . . . . .     7                                                16
loan. . . . . . . . .    15                                                14
loan interest . . . .    15                                                 2
maximum premiums. . .     6                                                 1
Minimum Initial
 Premium. . . . . . .    29                                                28
minimum insurance
 amount . . . . . . .    17                                                15
minimum premiums. . .     6                                                11
modified endowment
 contract . . . . . .    36                                                 5

                        PROSPECTUS DATED NOVEMBER 1, 2000

                          VARIABLE ESTATE PROTECTION II

         a flexible premium variable life survivorship insurance policy issued by
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                  ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                                      MANAGED BY
  --------------------------                                      ----------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc. and
                                                                   Capital Guardian Trust Company
  Growth & Income . . . . .                                       Independence Investment Associates, Inc. and
                                                                   Putnam Investment Management, Inc.
  Fidelity VIP Contrafund(R) . . . . . . . . . . . . . . .        Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value. . . . . . . . . . . . .       Federated Investment Management Company
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Janus Aspen Global Technology. . . . . . . . . . . . . . .      Janus Capital Corporation
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Fundamental Growth. . . .                                       Putnam Investment Management, Inc.
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment
                                                                   Management Inc.
  Small/Mid Cap CORE (SM) .                                       Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Equity . . . . .                                      Capital Guardian Trust Company
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management/(R)/
  Global Balanced . . . . .                                       Capital Guardian Trust Company
  Janus Aspen Worldwide Growth. . . . . . . . . . . . . . .       Janus Capital Corporation
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     T. Rowe Price International, Inc.
                                                                  Morgan Stanley Dean Witter Investment Management
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Core Bond. . . . . . . .                                        Federated Investment Management Company
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      Capital Guardian Trust Company
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO Life Servicing Office
                          -----------------------------

             Express Delivery                         U.S. Mail
             ----------------                         ---------
           529 Main Street (X-4)                     P.O. Box 111
           Charlestown, MA 02129                   Boston, MA 02117

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus=
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

          . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

          . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 24.

          . Behind the illustrations is a section called "Additional Information" that gives more details about the policy. It generally does not repeat information that is in the Basic
                              ---
               Information section. A table of contents for the Additional Information section appears on page 33.

          . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 47.

          . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 131.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                   **********

                                BASIC INFORMATION

     This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:


Question                                                                Beginning on page
--------                                                                -----------------
 .What is the policy?  ..............................................             5
 .Who owns the policy?  .............................................             5
 .How can I invest money in the policy?  ............................             5
 .Is there a minimum amount I must invest?  .........................             7
 .How will the value of my investment in the policy change ..........             8
over time?  ........................................................
 .What charges will JHVLICO deduct from my investment in ............             9
the policy?  .......................................................
 .What charges will the Trusts deduct from my investment in .........            11
the policy?  .......................................................
 .What other charges could JHVLICO impose in the future? ............            14

 .How can I change my policy's investment allocations? ..............            14
 .How can I access my investment in the policy?  ....................            15
 .How much will JHVLICO pay when the last insured person ............            16
dies?  .............................................................
 .What optional rider benefits can I choose?  .......................            18
 .How can I change my policy's insurance coverage? ..................            19
 .Can I cancel my policy after it's issued?  ........................            20
 .Can I choose the form in which JHVLICO pays out policy ............            20
proceeds?  .........................................................
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?  .............................            21
 .How will my policy be treated for income tax purposes? ............            21
 .How do I communicate with JHVLICO?  ...............................            21

 What is the policy?

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

          . Determine when and how much you invest in the various investment options

          .    Borrow or withdraw amounts you have in the investment options

          .    Change the beneficiary who will receive the death benefit

          .    Change the amount of insurance

          . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

          . Choose the form in which we will pay out the death benefit or other proceeds

     Most of these options are subject to limits that are explained later in this prospectus.

 Who owns the policy?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 How can i invest money in the policy?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
40. Also, we may refuse to accept any amount of an additional premium if:

          . that amount of premium would increase our insurance risk exposure, and

          . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

          .    by wire or by exchange from another insurance company,

          . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
                      -------

          . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 Is there a minimum amount i must invest?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either
                         ---
case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date (as defined on page 36), we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

          . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

          . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

     The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 How will the value of my investment in the policy change over time?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" on page 37.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10.
     ---
Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

     At any time, the "account value" of your policy is equal to:

          .    the amount you invested,

          . plus or minus the investment experience of the investment options you've chosen,

          .    minus all charges we deduct, and

          .    minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 15.

 What charges will jhvlico deduct from my investment in the policy?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
   -------------------------
   costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales
  charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge to cover the cost of this
  -----------------------------------------
  rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs. This
  ------------
  charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our administrative
  ---------------------
  costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To determine
  ----------------
  the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense risks we
  -----------------------
  assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total

  Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentages are as follows: .0250% for a Total Sum Insured at issue of less than $5 million, .0209% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0167% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .30%, .25% and .20%, respectively.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in the
  ---------------------------------------
  eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is elected
  --------------------------------
  at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Age100 waiver of charges rider charge - A monthly charge if this rider is
  -------------------------------------
  elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on age. The rate is derived from an actuarial table. The table in your policy will show the maximum rates. The rates we will actually apply could be less than the maximum rates. This charge will not be made until the sixth policy year.

 . Optional benefits charge - Monthly charges for certain other optional
  ------------------------
  insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the four year level term rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
  -------------------------
  value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 What charges will the trusts deduct from my investment in the policy?

     The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):

Managed . . . . . . . . . . . . . . . .     0.67%           N/A              0.03%         0.70%           0.03%
Growth & Income . . . . . . . . . . . .     0.67%           N/A              0.03%         0.70%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
American Leaders Large Cap Value. . . .     0.80%           N/A              0.10%         0.90%            N/A
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Growth *  . . . . . . . . .     0.90%           N/A              0.10%         1.00%           0.24%
Real Estate Equity  . . . . . . . . . .     1.01%           N/A              0.10%         1.11%           0.10%
Small/Mid Cap CORE (SM) . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Equity *  . . . . . . . . . .     0.90%           N/A              0.10%         1.00%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     1.05%           N/A              0.10%         1.15%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.61%           N/A              0.03%         0.64%           0.03%
Core Bond . . . . . . . . . . . . . . .     0.70%           N/A              0.10%         0.80%            N/A
Global Bond . . . . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

Aim Variable Insurance Funds, Inc.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

Variable Insurance Products Fund -
 Service Class (Note 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

Variable Insurance Products Fund II -
 Service Class  (Note 2):
Fidelity VIP Contrafund/(R)/  . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

Franklin Templeton Variable
 Insurance Products Trust - Class 2
 Shares (Note 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

Janus Aspen Series - Service Shares
 Class  (Note 4):
Janus Aspen Global Technology . . . . .     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth. . . . . .     0.65%          0.25%             0.05%         0.95%           0.05%

Mfs Variable Insurance Trust
    (Note 5):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

Notes to Fund Expense Table
     (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). All percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates for the current fiscal year because the funds were not in operation in 1999. Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999 .

     * Fundamental Growth was formerly "Fundamental Mid Cap Growth", Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

          "CORE(SM)" Is a service mark of Goldman, Sachs & Co.

     (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

     (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

     (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

     (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

 What other charges could jhvlico impose in the future?

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 How can i change my policy's investment allocations?

Future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

     .    You can only make such a transfer once in each policy year.

     . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

 We reserve the right to impose limits on:

     . the minimum amount of each transfer out of the fixed investment option;

     . the maximum amount of any transfer into the fixed investment option after the second policy year; and

     . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 How can I access my investment in the policy?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed minimum death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 How much will JHVLICO pay when the last insured person dies?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

     When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     .    We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Policy split option

     At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

     If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

     If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

 What optional rider benefits can I choose?

Optional enhanced cash value rider

     If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 10. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

     We currently offer a number of other optional riders, such as the four year level term rider.

 How can I change my policy's insurance coverage?

Increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 38.

Decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     .    the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 38.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

     Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

 Can I cancel my policy after it's issued?

     You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 Can I choose the form in which jhvlico pays out policy proceeds?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 How will my policy be treated for income tax purposes?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 40.

 How do I communicate with JHVLICO?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

          .    loans, surrenders or partial withdrawals

          .    transfers of account value among investment options

          . change of allocation among investment options for new premium payments

          .    change of death benefit option

          .    increase or decrease in Total Sum Insured

          .    change of beneficiary

          .    election of payment option for policy proceeds

          .    tax withholding elections

          .    election of telephone transaction privilege

You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below), the corresponding net annual rates of return would be -0.80%, 5.15% and 11.10%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

     With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .09%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

Plan: Flexible Premium Variable Life Survivorship
      $500,000 Total Sum Insured
      Male, Issue Age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option A Death Benefit
      Guideline Premium and Cash Value Corridor Test
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $8,156*
      Using Current Charges


                                    Death Benefit                Surrender Value
                             ---------------------------  -----------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums     gross annual return of        gross annual return of
Policy     accumulated at    ---------------------------  -----------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,284    4,567       4,851
   2           17,556        500,000  500,000    500,000   10,098   11,001      11,939
   3           26,998        500,000  500,000    500,000   15,010   16,879      18,894
   4           36,912        500,000  500,000    500,000   20,362   23,557      27,134
   5           47,322        500,000  500,000    500,000   25,628   30,521      36,213
   6           58,252        500,000  500,000    500,000   31,868   38,890      47,369
   7           69,728        500,000  500,000    500,000   38,005   47,615      59,659
   8           81,779        500,000  500,000    500,000   44,036   56,708      73,199
   9           94,432        500,000  500,000    500,000   49,962   66,184      88,111
  10          107,717        500,000  500,000    500,000   55,778   76,054     104,534
  11          121,667        500,000  500,000    500,000   62,130   87,014     123,336
  12          136,314        500,000  500,000    500,000   68,355   98,422     144,036
  13          151,694        500,000  500,000    500,000   74,447  110,291     166,825
  14          167,843        500,000  500,000    500,000   80,397  122,631     191,911
  15          184,799        500,000  500,000    500,000   86,195  135,454     219,525
  16          202,603        500,000  500,000    500,000   92,292  149,519     251,186
  17          221,297        500,000  500,000    500,000   98,230  164,192     286,223
  18          240,926        500,000  500,000    500,000  103,988  179,487     325,009
  19          261,536        500,000  500,000    500,000  109,540  195,419     367,966
  20          283,177        500,000  500,000    500,000  114,856  212,005     415,574
  25          408,735        500,000  500,000    781,214  137,954  307,127     744,013
  30          568,983        500,000  500,000  1,354,197  148,447  425,366   1,289,712
  35          773,504        500,000  607,346  2,298,834  133,943  578,425   2,189,366

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. ACtual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $500,000 Total Sum Insured
      Male, Issue Age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option B Death Benefit
      Guideline Premium and Cash Value Corridor Test
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $8,156* Using Current Charges


                                    Death Benefit               Surrender Value
                             ---------------------------  -----------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -----------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,284  504,567    504,851    4,284    4,567       4,851
   2           17,556        509,689  510,593    511,531   10,097   11,001      11,938
   3           26,998        515,008  516,877    518,892   15,008   16,877      18,892
   4           36,912        520,359  523,554    527,129   20,359   23,554      27,129
   5           47,322        525,623  530,515    536,205   25,623   30,515      36,205
   6           58,252        531,861  538,880    547,357   31,861   38,880      47,357
   7           69,728        537,994  547,601    559,641   37,994   47,601      59,641
   8           81,779        544,021  556,687    573,170   44,021   56,687      73,170
   9           94,432        549,940  566,153    588,069   49,940   66,153      88,069
  10          107,717        555,747  576,010    604,470   55,747   76,010     104,470
  11          121,667        562,091  586,955    623,246   62,091   86,955     123,246
  12          136,314        568,301  598,339    643,906   68,301   98,339     143,906
  13          151,694        574,372  610,171    666,632   74,372  110,171     166,632
  14          167,843        580,290  622,456    691,619   80,290  122,456     191,619
  15          184,799        586,041  635,195    719,080   86,041  135,195     219,080
  16          202,603        592,070  649,136    750,504   92,070  149,136     250,504
  17          221,297        597,913  663,627    785,185   97,913  163,627     285,185
  18          240,926        603,539  678,660    823,436  103,539  178,660     323,436
  19          261,536        608,911  694,222    865,601  108,911  194,222     365,601
  20          283,177        613,983  710,288    912,050  113,983  210,288     412,050
  25          408,735        634,273  798,438  1,225,998  134,273  298,438     725,998
  30          568,983        636,756  890,986  1,727,745  136,756  390,986   1,227,745
  35          773,504        604,677  968,775  2,519,344  104,677  468,775   2,019,344

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $500,000 Total Sum Insured
      Male, Issue Age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option A Death Benefit
      Guideline Premium and Cash Value Corridor Test
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $8,156*
      Using Maximum Charges


                                    Death Benefit              Surrender Value
                             ---------------------------  ----------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ----------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,131    4,409       4,688
   2           17,556        500,000  500,000    500,000   9,765   10,647      11,564
   3           26,998        500,000  500,000    500,000  14,450   16,269      18,231
   4           36,912        500,000  500,000    500,000  19,521   22,619      26,090
   5           47,322        500,000  500,000    500,000  24,439   29,168      34,674
   6           58,252        500,000  500,000    500,000  30,257   37,020      45,197
   7           69,728        500,000  500,000    500,000  35,882   45,108      56,691
   8           81,779        500,000  500,000    500,000  41,302   53,428      69,240
   9           94,432        500,000  500,000    500,000  46,502   61,972      82,939
  10          107,717        500,000  500,000    500,000  51,463   70,731      97,891
  11          121,667        500,000  500,000    500,000  56,644   80,202     114,746
  12          136,314        500,000  500,000    500,000  61,528   89,879     133,145
  13          151,694        500,000  500,000    500,000  66,081   99,739     153,230
  14          167,843        500,000  500,000    500,000  70,255  109,750     175,155
  15          184,799        500,000  500,000    500,000  73,998  119,873     199,100
  16          202,603        500,000  500,000    500,000  77,251  130,069     225,274
  17          221,297        500,000  500,000    500,000  79,921  140,270     253,908
  18          240,926        500,000  500,000    500,000  81,983  150,470     285,327
  19          261,536        500,000  500,000    500,000  83,333  160,601     319,878
  20          283,177        500,000  500,000    500,000  83,875  170,608     357,991
  25          408,735        500,000  500,000    650,482  69,426  216,322     619,506
  30          568,983             **  500,000  1,091,304      **  241,458   1,039,337
  35          773,504             **  500,000  1,777,950      **  211,499   1,693,285

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $500,000 Total Sum Insured
      Male, Issue Age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option B Death Benefit
      Guideline Premium and Cash Value Corridor Test
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $8,156*
      Using Maximum Charges



                                    Death Benefit              Surrender Value
                             ---------------------------  ----------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ----------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        504,130  504,409    504,687   4,130    4,409       4,687
   2           17,556        509,356  510,238    511,155   9,763   10,646      11,563
   3           26,998        514,446  516,265    518,226  14,446   16,265      18,226
   4           36,912        519,510  522,607    526,075  19,510   22,607      26,075
   5           47,322        524,417  529,141    534,641  24,417   29,141      34,641
   6           58,252        530,215  536,968    545,131  30,215   36,968      45,131
   7           69,728        535,811  545,015    556,570  35,811   45,015      56,570
   8           81,779        541,185  553,271    569,029  41,185   53,271      69,029
   9           94,432        546,321  561,720    582,590  46,321   61,720      82,590
  10          107,717        551,193  570,343    597,332  51,193   70,343      97,332
  11          121,667        556,252  579,620    613,878  56,252   79,620     113,878
  12          136,314        560,975  589,028    631,827  60,975   89,028     131,827
  13          151,694        565,315  598,519    651,268  65,315   98,519     151,268
  14          167,843        569,213  608,028    672,280  69,213  108,028     172,280
  15          184,799        572,601  617,479    694,941  72,601  117,479     194,941
  16          202,603        575,404  626,782    719,331  75,404  126,782     219,331
  17          221,297        577,506  635,802    745,488  77,506  135,802     245,488
  18          240,926        578,874  644,481    773,545  78,874  144,481     273,545
  19          261,536        579,382  652,661    803,546  79,382  152,661     303,546
  20          283,177        578,918  660,190    835,552  78,918  160,190     335,552
  25          408,735        556,648  680,649  1,026,556  56,648  180,649     526,556
  30          568,983             **  639,253  1,259,526      **  139,253     759,526
  35          773,504             **       **  1,504,388      **       **   1,004,388

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $500,000 Total Sum Insured
      Male, Issue Age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option A Death Benefit
      Cash Value Accumulation Test
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $8,156*
      Using Current Charges


                                    Death Benefit                Surrender Value
                             ---------------------------  -----------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums     gross annual return of        gross annual return of
Policy     accumulated at    ---------------------------  -----------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,284    4,567       4,851
   2           17,556        500,000  500,000    500,000   10,098   11,001      11,939
   3           26,998        500,000  500,000    500,000   15,010   16,879      18,894
   4           36,912        500,000  500,000    500,000   20,362   23,557      27,134
   5           47,322        500,000  500,000    500,000   25,628   30,521      36,213
   6           58,252        500,000  500,000    500,000   31,868   38,890      47,369
   7           69,728        500,000  500,000    500,000   38,005   47,615      59,659
   8           81,779        500,000  500,000    500,000   44,036   56,708      73,199
   9           94,432        500,000  500,000    500,000   49,962   66,184      88,111
  10          107,717        500,000  500,000    500,000   55,778   76,054     104,534
  11          121,667        500,000  500,000    500,000   62,130   87,014     123,336
  12          136,314        500,000  500,000    500,000   68,355   98,422     144,036
  13          151,694        500,000  500,000    500,000   74,447  110,291     166,825
  14          167,843        500,000  500,000    500,000   80,397  122,631     191,911
  15          184,799        500,000  500,000    500,000   86,195  135,454     219,525
  16          202,603        500,000  500,000    500,000   92,292  149,519     251,186
  17          221,297        500,000  500,000    532,293   98,230  164,192     286,200
  18          240,926        500,000  500,000    585,231  103,988  179,487     324,882
  19          261,536        500,000  500,000    641,863  109,540  195,419     367,595
  20          283,177        500,000  500,000    702,547  114,856  212,005     414,730
  25          408,735        500,000  500,000  1,085,330  137,954  307,127     734,963
  30          568,983        500,000  560,913  1,655,287  148,447  423,605   1,250,081
  35          773,504        500,000  685,082  2,519,656  133,943  561,419   2,064,837

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $500,000 Total Sum Insured
      Male, Issue Age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option B Death Benefit
      Cash Value Accumulation Test
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $8,156* Using Current Charges


                                    Death Benefit                Surrender Value
                             ---------------------------  -----------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums     gross annual return of        gross annual return of
Policy     accumulated at    ---------------------------  -----------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,284  504,567    504,851    4,284    4,567       4,851
   2           17,556        509,689  510,593    511,531   10,097   11,001      11,938
   3           26,998        515,008  516,877    518,892   15,008   16,877      18,892
   4           36,912        520,359  523,554    527,129   20,359   23,554      27,129
   5           47,322        525,623  530,515    536,205   25,623   30,515      36,205
   6           58,252        531,861  538,880    547,357   31,861   38,880      47,357
   7           69,728        537,994  547,601    559,641   37,994   47,601      59,641
   8           81,779        544,021  556,687    573,170   44,021   56,687      73,170
   9           94,432        549,940  566,153    588,069   49,940   66,153      88,069
  10          107,717        555,747  576,010    604,470   55,747   76,010     104,470
  11          121,667        562,091  586,955    623,246   62,091   86,955     123,246
  12          136,314        568,301  598,339    643,906   68,301   98,339     143,906
  13          151,694        574,372  610,171    666,632   74,372  110,171     166,632
  14          167,843        580,290  622,456    691,619   80,290  122,456     191,619
  15          184,799        586,041  635,195    719,080   86,041  135,195     219,080
  16          202,603        592,070  649,136    750,504   92,070  149,136     250,504
  17          221,297        597,913  663,627    785,185   97,913  163,627     285,185
  18          240,926        603,539  678,660    823,436  103,539  178,660     323,436
  19          261,536        608,911  694,222    865,601  108,911  194,222     365,601
  20          283,177        613,983  710,288    912,050  113,983  210,288     412,050
  25          408,735        634,273  798,438  1,225,998  134,273  298,438     725,998
  30          568,983        636,756  890,986  1,727,745  136,756  390,986   1,227,745
  35          773,504        604,677  968,775  2,519,344  104,677  468,775   2,019,344

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $500,000 Total Sum Insured
      Male, Issue Age 55, Preferred Underwriting Class
      Female, Issue Age 50,  Preferred Underwriting Class
      Option A Death Benefit
      Cash Value Accumulation Test
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $8,156*
      Using Maximum Charges


                                    Death Benefit              Surrender Value
                             ---------------------------  ----------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ----------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,131    4,409       4,688
   2           17,556        500,000  500,000    500,000   9,765   10,647      11,564
   3           26,998        500,000  500,000    500,000  14,450   16,269      18,231
   4           36,912        500,000  500,000    500,000  19,521   22,619      26,090
   5           47,322        500,000  500,000    500,000  24,439   29,168      34,674
   6           58,252        500,000  500,000    500,000  30,257   37,020      45,197
   7           69,728        500,000  500,000    500,000  35,882   45,108      56,691
   8           81,779        500,000  500,000    500,000  41,302   53,428      69,240
   9           94,432        500,000  500,000    500,000  46,502   61,972      82,939
  10          107,717        500,000  500,000    500,000  51,463   70,731      97,891
  11          121,667        500,000  500,000    500,000  56,644   80,202     114,746
  12          136,314        500,000  500,000    500,000  61,528   89,879     133,145
  13          151,694        500,000  500,000    500,000  66,081   99,739     153,230
  14          167,843        500,000  500,000    500,000  70,255  109,750     175,155
  15          184,799        500,000  500,000    500,000  73,998  119,873     199,100
  16          202,603        500,000  500,000    500,000  77,251  130,069     225,274
  17          221,297        500,000  500,000    500,000  79,921  140,270     253,908
  18          240,926        500,000  500,000    513,820  81,983  150,470     285,239
  19          261,536        500,000  500,000    557,411  83,333  160,601     319,229
  20          283,177        500,000  500,000    603,104  83,875  170,608     356,027
  25          408,735        500,000  500,000    869,056  69,426  216,322     588,506
  30          568,983             **  500,000  1,212,163      **  241,458     915,431
  35          773,504             **  500,000  1,659,249      **  211,499   1,359,740

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $500,000 Total Sum Insured
      Male, Issue Age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option B Death Benefit
      Cash Value Accumulation Test
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $8,156*
      Using Maximum Charges


                                    Death Benefit               Surrender Value
                             ---------------------------  ----------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of        gross annual return of
Policy     accumulated at    ---------------------------  ----------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        504,130  504,409    504,687   4,130    4,409       4,687
   2           17,556        509,356  510,238    511,155   9,763   10,646      11,563
   3           26,998        514,446  516,265    518,226  14,446   16,265      18,226
   4           36,912        519,510  522,607    526,075  19,510   22,607      26,075
   5           47,322        524,417  529,141    534,641  24,417   29,141      34,641
   6           58,252        530,215  536,968    545,131  30,215   36,968      45,131
   7           69,728        535,811  545,015    556,570  35,811   45,015      56,570
   8           81,779        541,185  553,271    569,029  41,185   53,271      69,029
   9           94,432        546,321  561,720    582,590  46,321   61,720      82,590
  10          107,717        551,193  570,343    597,332  51,193   70,343      97,332
  11          121,667        556,252  579,620    613,878  56,252   79,620     113,878
  12          136,314        560,975  589,028    631,827  60,975   89,028     131,827
  13          151,694        565,315  598,519    651,268  65,315   98,519     151,268
  14          167,843        569,213  608,028    672,280  69,213  108,028     172,280
  15          184,799        572,601  617,479    694,941  72,601  117,479     194,941
  16          202,603        575,404  626,782    719,331  75,404  126,782     219,331
  17          221,297        577,506  635,802    745,488  77,506  135,802     245,488
  18          240,926        578,874  644,481    773,545  78,874  144,481     273,545
  19          261,536        579,382  652,661    803,546  79,382  152,661     303,546
  20          283,177        578,918  660,190    835,552  78,918  160,190     335,552
  25          408,735        556,648  680,649  1,026,556  56,648  180,649     526,556
  30          568,983             **  639,253  1,259,526      **  139,253     759,526
  35          773,504             **       **  1,504,388      **       **   1,004,388

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

                             ADDITIONAL INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 23.

CONTENTS OF THIS SECTION                                              BEGINNING ON PAGE
------------------------                                              -----------------
Description of JHVLICO ..........................................            34
How we support the policy and investment options ................            34
Procedures for issuance of a policy .............................            35
Basic Sum Insured vs. Additional Sum Insured ....................            36
Commencement of investment performance ..........................            37
How we process certain policy transactions ......................            37
Effects of policy loans .........................................            38
Additional information about how certain policy charges .........            39
work
How we market the policies ......................................            40
Tax considerations ..............................................            40
Reports that you will receive ...................................            42
Voting privileges that you will have ............................            42
Changes that JHVLICO can make as to your policy .................            43
Adjustments we make to death benefits ...........................            43
When we pay policy proceeds .....................................            43
Other details about exercising rights and paying benefits .......            44
Legal matters ...................................................            44
Registration statement filed with the SEC .......................            45
Accounting and actuarial experts ................................            45
Financial statements of JHVLICO and the Account .................            45
List of Directors and Executive Officers of JHVLICO .............            46

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

How we support the policy and investment options

Separate Account S

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

     The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

     We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 36).

     The policy will take effect only if all of the following conditions are satisfied:

 .    The policy is delivered to and received by the applicant.

 .    The Minimum Initial Premium is received by us.

 .    Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BAsic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

 Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 How we process certain policy transactions

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 .    The tax problem resolves itself prior to the date the refund is to be made;
     or

 .    The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 .    Total Sum Insured decreases

 .    Additional Sum Insured increases

 .    Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 19)

     Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive the request or repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 40.)

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

     We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

How we market the policies

     John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account U and Investors Partner Life Insurance Account L, all of which are registered under the 1940 Act.

     The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

     We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

     The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

     In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

     Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the

Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that JHVLICO can make as to your policy

Changes relating to the Trust or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 .    Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 .    Combining or removing investment options

 .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

     If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 Legal matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

     Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

Financial statements of JHVLICO and the account

     The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

     In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               List of Directors and Executive Officers of JHVLICO

     The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers        Principal Occupations
--------------------------------        ---------------------
David..............................     F. D'Alessandro Chairman of the Board and Chief
                                        Executive Officer of JHVLICO; President and Chief
                                        Executive Officer, John Hancock Life Insurance
                                        Company.
Michele G. Van Leer................     Vice Chairman of the Board and President of
                                        JHVLICO; Senior Vice President, John Hancock
                                        Life Insurance Company.
Ronald J. Bocage...................     Director, Vice President and Counsel of JHVLICO;
                                        Vice President and Counsel, John Hancock Life
                                        Insurance Company.
Bruce M. Jones.....................     Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Thomas J. Lee......................     Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Barbara L. Luddy...................     Director, Vice President and Actuary of JHVLICO;
                                        Senior Vice President, John Hancock Life
                                        Insurance Company.
Robert S. Paster...................     Director and Vice President of JHVLICO;  Vice
                                        President, John Hancock Life Insurance Company.
Robert R. Reitano..................     Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Paul Strong........................     Director and Vice President of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company.
Daniel L. Ouellette................     Vice President, Marketing, of JHVLICO; Senior
                                        Vice President, John Hancock Life Insurance
                                        Company.
Edward P. Dowd.....................     Vice President, Investments, of JHVLICO; Senior
                                        Vice President, John Hancock Life Insurance
                                        Company
Roger G. Nastou....................     Vice President, Investments, of JHVLICO; Vice
                                        President, John Hancock Life Insurance Company
Todd G. Engelsen...................     Vice President and Illustration Actuary of
                                        JHVLICO; Second Vice President, John Hancock
                                        Life Insurance Company
Julie H. Indge.....................     Treasurer of JHVLICO; Financial Officer, John
                                        Hancock Life Insurance Company
Patrick J. Gill....................     Controller of JHVLICO; Senior Associate
                                        Controller, John Hancock Life Insurance Company.
Peter Scavongelli..................     Secretary of JHVLICO; State Compliance Officer,
                                        John Hancock Life Insurance Company

     The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
STATEMENTS OF FINANCIAL POSITION


                                                                                     (Unaudited)
                                                                               June 30,   December 31,
                                                                                 2000         1999
                                                                             -----------  -----------
                                                                                    (In millions)
ASSETS
Bonds ....................................................................   $   1,344.7  $   1,216.3
Preferred stocks .........................................................          36.9         35.9
Common stocks ............................................................           2.0          3.2
Investment in affiliates .................................................          80.5         80.7
Mortgage loans on real estate ............................................         468.2        433.1
Real estate ..............................................................          24.7         25.0
Policy loans .............................................................         195.5        172.1
Cash Items:
 Cash in banks ...........................................................          (3.0)        27.2
 Temporary cash investments ..............................................         284.6        222.9
                                                                             -----------  -----------
                                                                                   281.6        250.1

Premiums due and deferred ................................................          28.9         29.9
Investment income due and accrued ........................................          40.9         33.2
Other general account assets .............................................          43.7         65.3
Assets held in separate accounts .........................................       8,569.0      8,268.2
                                                                             -----------  -----------

  Total assets ...........................................................   $  11,116.6  $  10,613.0
                                                                             ===========  ===========

Obligations and Stockholder's Equity
Obligations

 Policy reserves .........................................................   $   2,048.1  $   1,866.6
 Federal income and other taxes payable ..................................          97.8         67.3
 Other general account obligations .......................................         207.4        219.0
 Transfers from separate account, net ....................................        (229.6)      (221.6)
 Asset valuation reserve .................................................          19.3         23.1
 Obligations related to separate accounts ................................       8,562.1      8,261.6
                                                                             -----------  -----------
  Total obligations ......................................................      10,705.1     10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and outstanding 50,000 shares .........           2.5          2.5
 Paid-in capital .........................................................         572.4        572.4
 Unassigned deficit ......................................................        (163.4)      (177.9)
                                                                             -----------  -----------
 Total stockholder's equity ..............................................         411.5        397.0
                                                                             -----------  -----------

  Total obligations and stockholder's equity .............................   $  11,116.6  $  10,613.0
                                                                             ===========  ===========


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                                                            (Unaudited)
                                                                              Three Months Ended   Six Months Ended
                                                                                   June 30,             June 30,
                                                                              ------------------  -------------------
                                                                                2000      1999      2000       1999
                                                                              --------  --------  --------  ---------
                                                                                           (In millions)
Income

Premiums ..................................................................   $  255.7  $  228.6  $  487.0  $  452.2
Net investment income .....................................................       43.4      31.9      83.0      64.4
Other, net ................................................................      110.1     116.6     242.5     261.9
                                                                              --------  --------  --------  --------
                                                                                 409.2     377.1     812.5     778.5
Benefits and Expenses
Payments to policyholders and beneficiaries ...............................       93.2      94.1     182.4     174.4
Additions to reserves to provide for future payments to policyholders and
 beneficiaries ............................................................      213.4     198.6     429.7     436.8
Expenses of providing service to policyholders and obtaining new
 insurance ................................................................       80.4      77.8     153.9     153.5
State and miscellaneous taxes .............................................        5.7       8.1      13.3      10.9
                                                                              --------  --------  --------  --------
                                                                                 392.7     378.6     779.3     775.6
                                                                              --------  --------  --------  --------
 Gain from operations before federal  income taxes and net realized capital
  gains (losses) ..........................................................       16.5      (1.5)     33.2       2.9
Federal income taxes ......................................................       12.2      (1.4)     16.9      (0.4)
                                                                              --------  --------  --------  --------
 Gain from operations before net realized capital gains (losses) ..........        4.3      (0.1)     16.3       3.3
Net realized capital gains (losses) .......................................        0.1       0.5       0.5      (1.0)
                                                                              --------  --------  --------  --------
  Net income ..............................................................        4.4       0.4      16.8       2.3

Unassigned deficit at beginning of period .................................     (164.5)    (51.2)   (177.9)    (49.2)
Net unrealized capital gains (losses) and other adjustments ...............       (3.1)     (3.4)     (2.0)     (3.1)
Other reserves and adjustments ............................................       (0.2)      2.0      (0.3)     (2.2)
                                                                              --------  --------  --------  --------
  Unassigned deficit at end of period .....................................   $ (163.4) $  (52.2) $ (163.4) $  (52.2)
                                                                              ========  ========  ========  ========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS


                                                                                      (Unaudited)
                                                                                    Six Months Ended
                                                                                        June 30,
                                                                                   ------------------
                                                                                     2000      1999
                                                                                   --------  --------
                                                                                     (In millions)
Cash flows from operating activities:
 Insurance premiums ............................................................   $  495.7  $  452.0
 Net investment income .........................................................       75.2      60.5
 Benefits to policyholders and beneficiaries ...................................     (167.9)   (274.6)
Dividends paid to policyholders ................................................      (13.0)    (12.6)
Insurance expenses and taxes ...................................................     (174.4)   (195.0)
Net transfers to separate accounts .............................................     (254.7)   (343.7)
 Other, net ....................................................................      257.1     289.9
                                                                                   --------  --------
  Net cash provided from operations ............................................      218.0     (23.5)
                                                                                   --------  --------

Cash flows used in investing activities:

 Bond purchases ................................................................     (305.5)   (143.7)
 Bond sales ....................................................................      128.1      41.3
 Bond maturities and scheduled redemptions .....................................       36.6      38.9
 Bond prepayments ..............................................................        7.9       8.0
 Stock purchases ...............................................................       (1.9)     (0.2)
 Proceeds from stock sales .....................................................        1.4       3.6
 Real estate purchases .........................................................       (0.1)     (1.5)
 Real estate sales .............................................................        0.0      17.9
 Other invested assets purchases ...............................................       (2.0)     (4.5)
 Proceeds from the sale of other invested assets ...............................        0.0       0.0
 Mortgage loans issued .........................................................      (49.7)    (39.4)
 Mortgage loan repayments ......................................................       14.5      11.4
 Other, net ....................................................................      (15.8)     75.1
                                                                                   --------  --------
  Net cash used in investing activities ........................................     (186.5)      6.9
                                                                                   --------  --------

Cash flows from financing activities:

 Net increase (decrease) in short-term note payable ............................       (0.0)    (10.7)
                                                                                   --------  --------
  Net cash provided from financing activities ..................................       (0.0)    (10.7)
                                                                                   --------  --------
  Increase (decrease) in cash and temporary cash investments ...................       31.5     (27.3)

Cash and temporary cash investments at beginning of year .......................      250.1      19.9
                                                                                   --------  --------

  Cash and temporary cash investments at the end of period .....................   $  281.6  $   (7.4)
                                                                                   ========  ========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                               Common   Paid-in  Unassigned
                                                                                Stock   Capital   Deficit    Total
                                                                               -------  --------  --------  --------
                                                                                         (In millions)
For the six months ended June 30, 1999 (unaudited)
Balance at January 1, 1999 .................................................   $   2.5  $  377.5  $  (49.2) $  330.8
1999 Transactions:
 Capital contribution

 Net gain ..................................................................                           2.3       2.3
 Net unrealized capital gains and otheradjustments .........................                          (3.1)     (3.1)
 Other reserves and adjustments ............................................                          (2.2)     (2.2)
                                                                                                  --------  --------
Balance at June 30, 1999 ...................................................   $   2.5  $  377.5  $  (52.2) $  327.8
                                                                               =======  ========  ========  ========

For the six months ended June 30, 2000 (unaudited)
Balance at January 1, 2000 .................................................   $   2.5  $  572.4  $ (177.9) $  397.0
2000 Transactions:
 Capital contribution

 Net gain ..................................................................                          16.8      16.8
 Net unrealized capital gains and other adjustments ........................                          (2.0)     (2.0)
 Other reserves and adjustments ............................................                          (0.3)     (0.3)
                                                                                                  --------  --------
Balance at June 30, 2000 ...................................................   $   2.5  $  572.4  $ (163.4) $  411.5
                                                                               =======  ========  ========  ========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

     The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

     In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                                December 31,
                                                          -----------------------
                                                             1999         1998
                                                          -----------  ----------
                                                                (In millions)
Assets
Bonds--Note 6 .........................................   $   1,216.3  $  1,185.8
Preferred stocks ......................................          35.9        36.5
Common stocks .........................................           3.2         3.1
Investment in affiliates ..............................          80.7        81.7
Mortgage loans on real estate--Note 6 .................         433.1       388.1
Real estate ...........................................          25.0        41.0
Policy loans ..........................................         172.1       137.7
Cash items:
   Cash in banks ......................................          27.2        11.4
   Temporary cash investments .........................         222.9         8.5
                                                          -----------  ----------
                                                                250.1        19.9

Premiums due and deferred .............................          29.9        32.7
Investment income due and accrued .....................          33.2        29.8
Other general account assets ..........................          65.3        47.5
Assets held in separate accounts ......................       8,268.2     6,595.2
                                                          -----------  ----------


 Total assets .........................................   $  10,613.0  $  8,599.0
                                                          ===========  ==========

Obligations and Stockholder's Equity
Obligations

  Policy reserves .....................................   $   1,866.6  $  1,652.0
  Federal income and other taxes payable--Note 1 ......          67.3        44.3
  Other general account obligations ...................         219.0       150.9
  Transfers from separate accounts, net ...............        (221.6)     (190.3)
  Asset valuation reserve--Note 1 .....................          23.1        21.9
  Obligations related to separate accounts ............       8,261.6     6,589.4
                                                          -----------  ----------
 Total obligations ....................................
                                                             10,216.0     8,268.2

Stockholder's equity
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares .............           2.5         2.5
  Paid-in capital .....................................         572.4       377.5
  Unassigned deficit--Note 10 .........................        (177.9)      (49.2)
                                                          -----------  ----------
  Total stockholder's equity ..........................         397.0       330.8
                                                          -----------  ----------

 Total obligations and stockholder's equity ...........   $  10,613.0  $  8,599.0
                                                          ===========  ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

         STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                Year Ended December 31,
                                                                  1999        1998
                                                               ----------  ----------
                                                                     (In millions)

Income

Premiums ...................................................   $    950.8  $  1,272.3
Net investment income--Note 3 ..............................        136.0       122.8
Other, net .................................................        605.4       618.1
                                                               ----------  ----------
                                                                  1,692.2     2,013.2

Benefits and Expenses
Payments to policyholders and beneficiaries ................        349.9       301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries .........................        888.8     1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 ...........................        314.4       274.2
State and miscellaneous taxes ..............................         20.5        28.1
                                                               ----------  ----------
                                                                  1,573.6     1,963.9
                                                               ----------  ----------
 Gain from operations before federal income
 taxes and net realized capital losses .....................        118.6        49.3
Federal income taxes--Note 1 ...............................         42.9        33.1
                                                               ----------  ----------
 Gain from operations before net realized capital losses ...         75.7        16.2
Net realized capital losses--Note 4 ........................         (1.7)       (0.6)
                                                               ----------  ----------
  Net income ...............................................         74.0        15.6

Unassigned deficit at beginning of year ....................        (49.2)      (58.3)
Net unrealized capital losses and other adjustments--Note 4          (3.8)       (6.0)
Other reserves and adjustments--Note 10 ....................       (198.9)       (0.5)
                                                               ----------  ----------

    Unassigned deficit at end of year ......................   $   (177.9) $    (49.2)
                                                               ==========  ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                             Year Ended December 31,
                                                                             -----------------------
                                                                                1999         1998
                                                                             ---------     ---------
                                                                                  (In millions)
Cash flows from operating activities:
   Insurance premiums ......................................................   $ 958.5      $1,275.3
   Net investment income ...................................................     134.2         118.2
   Benefits to policyholders and beneficiaries .............................    (321.6)       (275.5)
Dividends paid to policyholders ............................................     (25.6)        (22.3)
Insurance expenses and taxes ...............................................    (344.8)       (296.9)
Net transfers to separate accounts .........................................    (705.3)       (874.4)
   Other, net ..............................................................     540.6         551.3
                                                                               -------      --------
  Net cash provided from operations ........................................     236.0         475.7
                                                                               -------      --------

Cash flows used in investing activities:

   Bond purchases ..........................................................    (240.7)       (618.8)
   Bond sales ..............................................................     108.3         340.7
   Bond maturities and scheduled redemptions ...............................      78.4         111.8
   Bond prepayments ........................................................      18.7          76.5
   Stock purchases .........................................................      (3.9)        (23.4)
   Proceeds from stock sales ...............................................       3.6           1.9
   Real estate purchases ...................................................      (2.2)         (4.2)
   Real estate sales .......................................................      17.8           2.1
   Other invested assets purchases .........................................      (4.5)          0.0
   Mortgage loans issued ...................................................     (70.7)       (145.5)
   Mortgage loan repayments ................................................      25.3          33.2
   Other, net ..............................................................     (68.9)       (435.2)
                                                                               -------      --------
 Net cash used in investing activities .....................................    (138.8)       (660.9)
                                                                               -------      --------

Cash flows from financing activities:

   Capital contribution ....................................................     194.9
   Net (decrease) increase in short-term note payable ......................     (61.9)         61.9
                                                                               -------      --------
 Net cash provided from financing activities ...............................     133.0          61.9
                                                                               -------      --------

Increase (decrease) in cash and temporary cash investments .................     230.2        (123.3)

Cash and temporary cash investments at beginning
 of year ...................................................................      19.9         143.2
                                                                               -------      --------
Cash and temporary cash investments at end of year .........................   $ 250.1      $   19.9
                                                                               =======      ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.   Nature of Operations and Significant Accounting Practices

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.

     Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

     The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

     The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.

     Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

     The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

     During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

     Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

     Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

     General account investments are carried at amounts determined on the following bases:

     Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

     Investments in affiliates are included on the statutory equity method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

     The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

     Mortgage loans are carried at outstanding principal balance or amortized cost.

     Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

     Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

     Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

     The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

     The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

     The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

     Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

     Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

     The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

     The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

     Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

     The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

     The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

     The carrying amount in the statement of financial position for policy loans approximates their fair value.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

     Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

     Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

     Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

     Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

     Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

     From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

     Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2.   Acquisition

     On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                                1999          1998
                                                               -------       -------
                                                                   (In millions)


Total assets ...........................................         570.7       587.8
Total liabilities ......................................         498.9       517.5
Total revenue ..........................................          35.6        38.8
Net income .............................................           3.5         3.8

3.  Net Investment Income

Investment income has been reduced by the following amounts:

                                                                1999        1998
                                                               -------     -------
                                                                  (In millions)
Investment expenses ....................................       $   9.5     $   8.3
Interest expense .......................................           1.7         2.4
Depreciation expense ...................................           0.6         0.8
Investment taxes .......................................           0.3         0.7
                                                               -------     -------

                                                               $  12.1     $  12.2
                                                               =======     =======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4.   NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                   1999       1998
                                                                  ------     ------
                                                                   (In millions)
Net gains from asset sales .................................      $(2.8)    $ 7.6
Capital gains tax ..........................................        0.2      (2.9)
Net capital gains transferred to IMR .......................        0.9      (5.3)
                                                                  -----     -----

Net REALIZED CAPITAL LOSSES ................................      $(1.7)    $(0.6)
                                                                  =====     =====

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                   1999      1998
                                                                  ------    ------
                                                                    (In millions)
Net losses from changes in security values and book
     value adjustments .....................................       (2.6)     (2.7)
Increase in asset valuation reserve ........................       (1.2)     (3.3)
                                                                  -----     -----


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS ........       (3.8)     (6.0)
                                                                  =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5.   Transactions with Parent

     The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

     The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

     At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6.   Investments

The statement value and fair value of bonds are shown below:



                                                                    Statement Value  Gains  Losses     Fair Value
                                                                    ---------------  -----  ------     ---------
                                                                               (IN MILLIONS)
December 31, 1999
U.S. Treasury securities and obligations of U.S. .................
 government corporations and agencies ............................        5.9          0.0      0.1         5.8
Obligations of states and political subdivisions .................        2.2          0.1      0.1         2.2
Debit securities issued by foreign governments ...................       13.9          0.8      0.1        14.6
Corporate securities .............................................      964.9         13.0     59.4       918.5
Mortgage-backed securities .......................................      229.4          0.5      7.8       222.1
                                                                     --------        -----    -----    --------

Total bonds ......................................................   $1,216.3        $14.4    $67.5    $1,163.2
                                                                     ========        =====    =====    ========



December 31, 1998 U.S. Treasury securities and obligations of U.S.
 government corporations and agencies ............................        5.1          0.1      0.0         5.2
Obligations of states and political subdivisions .................        3.2          0.3      0.0         3.5
Corporate securities .............................................      925.2         50.4     15.0       960.6
Mortgage-backed securities .......................................      252.3         10.0      0.1       262.2
                                                                     --------        -----    -----    --------

Total bonds ......................................................   $1,185.8        $60.8    $15.1    $1,231.5
                                                                     ========        =====    =====    ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                          Fair
                                                           Value          Value
                                                         ----------     ----------
                                                                (In millions)
Due in one year or less ..........................       $     58.5     $     58.2
Due after one year through five years ............            286.8          282.0
Due after five years through ten years ...........            425.4          405.6
Due after ten years ..............................            216.2          195.3
                                                         ----------     ----------
                                                              986.9          941.1

Mortgage-backed securities .......................            229.4          222.1
                                                         ----------     ----------

                                                         $  1,216.3     $  1,163.2
                                                         ==========     ==========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              Statement         Geographic            Statement
Property Type                   Value         Concentration             Value
                            (In millions)                           (In millions)
Apartments. . . . . . . .       $112.1      East North Central         $ 71.3
Hotels. . . . . . . . . .         11.3      East South Central            7.4
Industrial. . . . . . . .         66.0      Middle Atlantic              28.5
Office buildings. . . . .         86.4      Mountain                     21.0
Retail. . . . . . . . . .         25.5      New England                  37.5
Agricultural. . . . . . .         99.6      Pacific                     111.1
Other . . . . . . . . . .         32.2      South Atlantic               87.6
                                            West North Central           16.6
                                            West South Central           48.6
                                            Other                         3.5
                                ------                                 ------

                                $433.1                                 $433.1
                                ======                                 ======

     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.

     The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.

     Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7.   Reinsurance

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.

     No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.   Financial Instruments with Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                         Number of Contracts/                         Assets (Liabilities)
                                                                    ----------------------------------------------------
                                           Notional Amounts                  1999                      1998
                                                                    Carrying                    Carrying
                                         1999           1998          Value       Fair Value      Value       Fair Value
                                       --------       --------       --------     ----------     --------     ----------
                                                                         (In millions)

Futures contracts to sell securities      362.0          947.0        $  0.6       $   0.6       $ (0.5)        $ (0.5)
Interest rate swap agreements          $  965.0       $  365.0            --          11.5           --          (17.7)
Interest rate cap agreements              239.4           89.4           5.6           5.6          3.1            3.1
Currency rate swap agreements              15.8           15.8            --          (1.6)          --           (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. Policy Reserves Policyholders' and Benificiaries' Funds and Obligations Related to Separate Accounts

     The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                                     December 31, 1999    Percent
                                                                     -----------------    -------
                                                                          (In millions)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment ......................................       $    3.8           0.1%
At book value less surrender charge ...............................           40.5           1.5
At market value ...................................................        2,326.6          87.1
                                                                          --------         -----
     Total with adjustment ........................................        2,370.9          88.7
Subject to discretionary withdrawal ...............................          287.1          10.7
   at book value (without adjustment) .............................
Not subject to discretionary withdrawal--general account ..........           15.4           0.6
                                                                          --------         -----

Total annuity reserves and deposit liabilities ....................       $2,673.4         100.0%
                                                                          ========         =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10.  Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11.  Fair Value of Financial Instruments

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                 December 31,
                                                           1999                1998
                                                    ------------------  ------------------
                                                    Carrying     Fair   Carrying    Fair
                                                     Amount     Value    Amount    Value
                                                    --------  --------  --------  --------
                                                               (In millions)
Assets
   Bonds--Note 6  ................................  $1,216.3  $1,163.2  $1,185.8  $1,231.5
   Preferred stocks--Note 6  .....................      35.9      35.9      36.5      36.5
   Common stocks--Note 6  ........................       3.2       3.2       3.1       3.1
   Mortgage loans on real estate--Note 6  ........     433.1     421.7     388.1     401.3
   Policy loans--Note 1  .........................     172.1     172.1     137.7     137.7
   Cash items--Note 1  ...........................     250.1     250.1      19.9      19.9

Derivatives assets (liabilities) relating
   to: --Note 8  .................................
   Futures contracts .............................       0.6       0.6      (0.5)     (0.5)
   Interest rate swaps ...........................        --      11.5        --     (17.7)
   Currency rate swaps ...........................        --      (1.6)       --      (3.3)
   Interest rate caps ............................       5.6       5.6       3.1       3.1

Liabilities
   Commitments--Note 10  .........................        --      19.4        --      32.1

     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12.  Subsequent Events

Reorganization and Initial Public Offering

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.

 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13.  Impact of Year 2000 (Unaudited)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                               SECOND QUARTER 2000

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                 Statement of Assets and Liabilities (Unaudited)

                                  June 30, 2000


                                                                                                             International
                                                                       Large Cap       Active          Equity         Small Cap
                                                                         Growth         Bond           Index           Growth
                                                                       Subaccount    Subaccount      Subaccount      Subaccount
                                                                      ------------   -----------    -------------  --------------
Assets

Cash ..............................................................   $         --   $         --   $         --   $         --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value ..............................................      139,955,553     35,417,027     34,419,184     38,614,519
Investments in shares of portfolios of M Fund Inc., at value ......             --             --             --             --
Receivable from:
 John Hancock Variable Series Trust I .............................          8,252        209,538         63,374              0
 M Fund Inc. ......................................................             --             --             --             --
                                                                      ------------   ------------   ------------   ------------
Total assets ......................................................    139,963,805     35,626,565     34,482,558     38,614,519
Liabilities

Payable to:
 John Hancock Variable Life Insurance Company .....................          1,113            213            286            354
 M Fund Inc. ......................................................             --             --             --             --
Asset charges payable .............................................             --             --             --             --
                                                                      ------------   ------------   ------------   ------------
Total liabilities .................................................          1,113            213            286            354
                                                                      ------------   ------------   ------------   ------------
Net assets ........................................................   $139,962,692   $ 35,626,352   $ 34,482,272   $ 38,614,165
                                                                      ============   ============   ============   ============

                                                                         Global         Mid Cap       Large Cap       Money
                                                                        Balanced        Growth          Value         Market
                                                                       Subaccount     Subaccount     Subaccount     Subaccount
                                                                      ------------   ------------   ------------   ------------
Assets
Cash ..............................................................   $         --   $         --   $         --   $         --
Investments in shares of portfolios of John Hancock Variable Series

 Trust I, at value ................................................      5,203,893     66,875,138     30,925,488    106,126,654
Investments in shares of portfolios of M Fund Inc., at value ......             --             --             --             --
Receivable from:
 John Hancock Variable Series Trust I .............................         11,430              0         40,214         55,584
 M Fund Inc. ......................................................             --             --             --             --
                                                                      ------------   ------------   ------------   ------------
Total assets ......................................................      5,215,323     66,875,138     30,965,702    106,182,238
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company......................             48            604            267          2,853
 M Fund Inc. ......................................................             --             --             --             --
Asset charges payable .............................................             --             --             --             --
                                                                      ------------   ------------   ------------   ------------
Total liabilities .................................................             48            604            267          2,853
                                                                      ------------   ------------   ------------   ------------
Net assets ........................................................   $  5,215,275   $ 66,874,534   $ 30,965,435   $106,179,385
                                                                      ============   ============   ============   ============

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 JUNE 30, 2000


                                                    MID CAP             SMALL/MIDCAP           REAL ESTATE                GROWTH &
                                                     VALUE                 GROWTH                EQUITY                   INCOME
                                                   SUBACCOUNT            SUBACCOUNT            SUBACCOUNT                SUBACCOUNT
                                                   ----------           ------------           -----------               -----------
ASSETS
Cash..........................................    $         --         $          --        $          --          $             --
Investments in shares of portfolios of John
Hancock Variable Series Trust I, at value.....      20,720,541             9,664,300           19,827,328               209,587,121
Investments in shares of portfolios of M
 Fund Inc., at value..........................              --                    --                   --                        --
Receivable from:
John Hancock Variable Series Trust I..........          14,784                    --                   --                   141,635
 M Fund Inc...................................              --                    --                   --                        --
                                                  ------------         -------------        -------------             -------------
Total assets..................................    $ 20,735,325         $   9,664,300        $  19,827,328               209,728,756
                                                  ============         =============        =============             =============
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company.....................................             189                    93                  160                     2,206
 M Fund Inc...................................              --                    --                   --                        --
Asset charges payable.........................              --                    --                   --                        --
                                                  ------------         -------------        -------------             -------------
Total liabilities.............................             189                    93                  160                     2,206
                                                  ------------         -------------        -------------             -------------
Net assets....................................    $ 20,735,136         $   9,664,207        $  19,827,168             $ 209,726,550
                                                  ============         =============        =============             =============

                                                                          SHORT-TERM             SMALL CAP          INTERNATIONAL
                                                    MANAGED                  BOND                VALUE              OPPORTUNITIES
                                                  SUBACCOUNT              SUBACCOUNT             SUBACCOUNT         SUBACCOUNT
                                                  ----------              ----------             ----------          -------------
ASSETS
Cash..........................................    $         --         $          --        $          --    $                   --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value..... .  129,010,254            14,876,205           23,028,226                40,698,659
Investments in shares of portfolios of M
 Fund Inc., at value..........................              --                    --                   --                        --
Receivable from:
 John Hancock Variable Series Trust I.........         306,228                76,873               29,212                    32,651
 M Fund Inc...................................              --                    --                   --                        --
                                                  ------------         -------------        -------------               -----------
Total assets..................................     129,316,482            14,953,078           23,057,438                40,731,310
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company.....................................           1,865                    88                  231                       358
 M Fund Inc...................................              --                    --                   --                        --
Asset charges payable.........................              --                    --                   --                        --
                                                  ------------         -------------        -------------               -----------
Total liabilities.............................           1,865                    88                  231                       358
                                                  ------------         -------------        -------------               -----------
Net assets....................................    $129,314,617         $  14,952,990        $  23,057,207               $40,730,952
                                                  ============         =============        =============               ===========




See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 JUNE 30, 2000



                                                                               TURNER         BRANDES
                                                      EQUITY       GLOBAL       CORE       INTERNATIONAL
                                                      INDEX         BOND       GROWTH         EQUITY
                                                    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                                    ----------   ----------  ----------     ----------
   ..........................................
ASSETS
Cash.........................................      $         --  $       --  $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at value....................       172,410,513   6,753,777   19,350,682     24,763,277
Investments in shares
 of portfolios of M
 Fund Inc., at value.........................                --          --           --             --
Receivable from:.............................                --          --
 John Hancock Variable
  Series Trust I.............................           108,870      29,165           --             --
 M Fund Inc..................................                --          --           --             --
                                                   ------------  ----------  -----------    -----------
Total assets.................................       172,519,383   6,782,942   19,350,682     24,763,277
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company.....................             1,345          67          115            126
 M Fund Inc..................................                --          --           --             --
Asset charges payable........................                --          --           --             --
                                                   ------------  ----------  -----------    -----------
Total liabilities............................             1,345          67          115            126
                                                   ------------  ----------  -----------    -----------
Net assets...................................      $172,518,038  $6,782,875  $19,350,567    $24,763,151

                                                      FRONTIER      CLIFTON     EMERGING    INTERNATIONAL
                                                      CAPITAL      ENHANCED     MARKETS     OPPORTUNITIES
                                                    APPRECIATION  U.S. EQUITY    EQUITY        II
                                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                    ------------  -----------  ----------   -----------
ASSETS
Cash............................................    $        --   $       --   $       --            --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value......     21,071,755    9,661,917    6,102,393     1,310,825
Investments in shares of portfolios of M Fund
 Inc., at value.................................             --           --           --            --
Receivable from:
 John Hancock Variable Series Trust I...........             --           --           --           909
 M Fund Inc.....................................             --           --           --            --
                                                    -----------   ----------   ----------   -----------
Total assets....................................     21,071,755    9,661,917    6,102,393     1,311,734
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company...            112           43           58            16
 M Fund Inc.....................................             --           --           --            --
Asset charges payable...........................             --           --           --            --
                                                    -----------   ----------   ----------   -----------
Total liabilities...............................            112           43           58            16
                                                    -----------   ----------   ----------   -----------
Net assets......................................    $21,071,643   $9,661,874   $6,102,235     1,311,718
                                                      ==========   ==========   ==========   ===========



See accompany notes.

                      OHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 JUNE 30, 2000


                                                                                         HIGH             FUNDAMENTAL
                                                   BOND             SMALL/MID            YIELD               MID CAP
                                                  INDEX              CAP CORE             BOND               GROWTH
                                                SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                ----------          ----------         ----------          ----------
ASSETS
Cash. . . . . . . . .                           $       --          $       --           $            --    $     --
Investments in shares of portfolios
of John Hancock Variable Series
 Trust I, at value. .                            7,579,153           1,409,959                 4,035,963      20,405
Investments in shares of portfolios of M
 Fund Inc., at value.                                   --                  --                        --
Receivable from:
 John Hancock Variable Series Trust I. . .          41,425               2,129                    27,597          --
 M Fund Inc.. . . . .                                   --                  --                        --
                                                ----------          ----------               -----------    --------
Total assets. . . . .                            7,620,578           1,412,088                 4,063,560      20,405
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company . . . . . .                                   69                  13                        37          --
 M Fund Inc.. . . . .                                   --                  --                        --          --
Asset charges payable                                   --                  --                        --          --
                                                ----------          ----------               -----------    --------
Total liabilities . .                                   69                  13                        37          --
                                                ----------          ----------               -----------    --------
Net assets. . . . . .                           $7,620,509          $1,412,075                 4,063,523    $ 20,405
                                                ==========          ==========               ===========    ========




                                            AIM V.I.      new       fidelity    fidelity
                                           Value       series    contrafund    growth     international
                                          subaccount  subaccount  subaccount  subaccount    subaccount
                                          ----------  ----------  ----------  ----------   -------------
ASSETS
Cash...................................... $      --     $     --    $    --     $    --       $     --
Investments in shares of
portfolios of John Hancock
Variable Series Trust I, at
 value....................................    99,180      322,881     20,127      79,989        150,853
Investments in shares
 of portfolios of M
 Fund Inc., at value......................        --           --         --          --             --
Receivable from:
 John Hancock Variable Series
 Trust I..................................--           --         --          --             --
 M Fund Inc...............................        --           --         --          --             --
                                             -------     --------    -------     -------       --------
Total assets..............................    99,180      322,881     20,127      79,989        150,853
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company.................................         1            2         --           1              1
 M Fund Inc...............................        --           --         --          --             --
Asset charges payable.....................        --           --         --          --             --
                                             -------     --------    -------     -------       --------
Total liabilities.........................         1            2         --           1              1
                                             -------     --------    -------     -------       --------
Net assets................................   $99,179     $322,879    $20,127     $79,988       $150,852
                                             =======     ========    =======     =======       ========



See accompany notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                       LARGE CAP GROWTH SUBACCOUNT                  ACTIVE BOND SUBACCOUNT
                                                  ---------------------------------------   ---------------------------------------
                                                      2000          1999          1998         2000          1999           1998
                                                  ------------  ------------  -----------   -----------   -----------    ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $   151,072   $17,558,034   $ 6,312,073   $ 1,067,381   $ 2,851,613    $2,190,901
 M Fund Inc....................................            --            --            --            --            --            --
                                                  -----------   -----------   -----------   -----------   -----------    ----------
Total investment income........................       151,072    17,558,034     6,312,073     1,067,381     2,851,613     2,190,901
Expenses:
 Mortality and expense risks...................       225,388       324,595       168,652        51,193       126,407        93,556
                                                  -----------   -----------   -----------   -----------   -----------    ----------
Net investment income (loss)...................       (74,316)   17,233,439     6,143,421     1,016,188     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................     2,734,096     5,003,007     1,750,881      (874,542)   (1,391,910)      185,230
 Net unrealized appreciation (depreciation)
  during the period............................     4,426,209    (2,053,672)    8,041,022       952,272    (1,837,190)     (378,058)
                                                  -----------   -----------   -----------   -----------   -----------    ----------
Net realized and unrealized gain (loss) on
 investments...................................     7,160,305     2,949,335     9,791,903        77,730    (3,229,100)     (192,828)
                                                  -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations...............................   $ 7,085,989   $20,182,774   $15,935,324   $ 1,093,918   $  (503,894)   $1,904,517
                                                  ===========   ===========   ===========   ===========   ===========    ==========


                                                  INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                      2000          1999         1998         2000          1999          1998
                                                  -------------  -----------  -----------  ------------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $   296,545    $  936,475   $1,930,710   $        --   $ 3,697,955   $       --
 M Fund Inc....................................            --            --           --            --            --           --
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Total investment income (loss).................       296,545       936,475    1,930,710            --     3,697,955           --
Expenses:
 Mortality and expense risks...................        62,937        81,058       45,651        72,582        60,221       22,593
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net investment income (loss)...................       233,608       855,417    1,885,059       (72,582)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains............................     1,515,308       753,750      152,030     4,544,105     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period............................    (3,395,800)    4,871,167       78,480    (3,503,834)    3,920,455    1,070,805
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments...................................    (1,880,492)    5,624,917      230,510     1,040,271     6,469,399    1,129,534
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations...............................   $(1,646,884)   $6,480,334   $2,115,569   $   967,689   $10,107,133   $1,106,941
                                                  ===========    ==========   ==========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                     GLOBAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                                -------------------------------------  ---------------------------------------
                                                   2000        1999          1998          2000          1999          1998
                                                ---------   ----------   ------------  ------------   -----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........   $  63,243   $  372,766   $    185,760  $         --   $ 6,491,783   $1,114,374
 M Fund Inc..................................          --           --             --            --            --           --
                                                ---------   ----------   ------------  ------------   -----------   ----------
Total investment income......................      63,243      372,766        185,760            --     6,491,783    1,114,374
Expenses:
 Mortality and expense risks.................       8,184       13,792          9,687       135,550       102,248       26,123
                                                ---------   ----------   ------------  ------------   -----------   ----------
Net investment income (loss).................      55,059      358,974        176,073      (135,550)    6,389,535    1,088,251
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses).................    (123,229)      15,640         24,206     8,716,345     5,188,018      599,619
 Net unrealized appreciation (depreciation)
  during the period..........................    (109,231)    (173,912)       147,461   (13,790,389)   15,078,681    1,184,263
                                                ---------   ----------   ------------  ------------   -----------   ----------
Net realized and  unrealized gain (loss)
 on investments..............................    (232,460)    (158,272)       171,667   (5,074,044)    20,266,699    1,783,882
                                                ---------   ----------   ------------  ------------   -----------   ----------
Net increase (decrease) in net
 assets resulting from operations............   $(177,401)  $  200,702   $    347,740  $(5,209,594)   $26,656,234   $2,872,133
                                                =========   ==========   ============  ============   ===========   ==========

                                                    LARGE CAP VALUE SUBACCOUNT               MONEY MARKET SUBACCOUNT
                                                -------------------------------------   -----------------------------------
                                                  2000          1999          1998         2000        1999         1998
                                                ---------    ----------    ----------   ----------  ----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........   $ 329,521    $ 1,809,072   $  797,874   $2,267,940  $3,279,928   $1,854,829
 M Fund Inc..................................          --             --           --           --          --           --
                                                ---------    -----------   ----------   ----------  ----------   ----------
Total investment income......................     329,521      1,809,072      797,874    2,267,940   3,279,928    1,854,829
Expenses:
 Mortality and expense risks.................      51,584         88,877       41,415      158,685     291,398      167,813
                                                ---------    -----------   ----------   ----------  ----------   ----------
Net investment income........................     277,937      1,720,195      756,459    2,109,255   2,988,530    1,687,016
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses).................    (232,676)       705,454      330,827           --          --           --
 Net unrealized appreciation (depreciation)
  during the period..........................    (596,463)    (2,181,112)     145,355           --          --           --
                                                ---------    -----------   ----------   ----------  ----------   ----------
Net realized and unrealized gain (loss)
 on investments..............................    (829,139)    (1,475,658)     476,182           --          --           --
                                                ---------    -----------   ----------   ----------  ----------   ----------
Net increase (decrease) in net assets
resulting from operations....................   $(551,202)   $   244,537   $1,232,641   $2,109,255  $2,988,530   $1,687,016
                                                =========    ===========   ==========   ==========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                        MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  ------------------------------------   ----------------------------------------
                                                     2000        1999         1998          2000          1999           1998
                                                  ----------  ----------   -----------   ----------   ------------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $   45,440  $  110,190   $   120,469   $       --   $  1,421,656   $    142,469
 M Fund Inc....................................           --          --            --           --             --             --
                                                  ----------  ----------   -----------   ----------   ------------   ------------
Total investment income (loss).................       45,440     110,190       120,469           --      1,421,656        142,469
Expenses:
 Mortality and expense risks...................       39,462      68,611        45,020       18,930         32,995         34,432
                                                  ----------  ----------   -----------   ----------   ------------   ------------
Net investment income (loss)...................        5,978      41,579        75,449      (18,930)     1,388,661        108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................      783,358    (860,332)     (538,516)    (567,320)        13,375        232,246
 Net unrealized appreciation (depreciation)
  during the period............................      289,049   1,757,919      (830,390)   1,251,426     (1,001,208)       236,333
                                                  ----------  ----------   -----------   ----------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments...................................    1,072,407     897,587    (1,368,906)     684,106       (987,833)       468,579
                                                  ----------  ----------   -----------   ----------   ------------   ------------
Net increase (decrease) in net assets resulting
 from operations...............................   $1,078,385  $  939,166   $(1,293,457)  $  665,176   $    400,828   $    576,616
                                                  ==========  ==========   ===========   ==========   ============   ============

                                                      REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                  -------------------------------------   ---------------------------------------
                                                     2000        1999          1998          2000          1999          1998
                                                  ----------   ---------   ------------   -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $  324,574   $ 544,845   $    305,783   $ 1,040,920   $23,565,679   $ 9,266,175
 M Fund Inc....................................           --          --             --            --            --            --
                                                  ----------   ---------   ------------   -----------   -----------   -----------
Total investment income........................      324,574     544,845        305,783     1,040,920    23,565,679     9,266,175
Expenses:
 Mortality and expense risks...................       20,547      29,468         22,716       442,927       715,377       290,361
                                                  ----------   ---------   ------------   -----------   -----------   -----------
Net investment income..........................      304,027     515,377        283,067       597,993    22,850,302     8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................       (9,406)   (735,504)      (454,979)    1,331,371     6,207,253     2,061,212
 Net unrealized appreciation (depreciation)
  during the period............................    1,465,596      80,925       (698,676)   (3,257,862)   (5,814,839)    7,759,307
                                                  ----------   ---------   ------------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments...................................    1,456,190    (654,579)    (1,153,655)   (1,926,491)      392,414     9,820,519
                                                  ----------   ---------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations...............................   $1,760,217   $(139,202)  $   (870,588)  $(1,328,498)  $23,242,716   $18,796,333
                                                  ==========   =========   ============   ===========   ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended June 30,

                                                 Managed Subaccount                 Short-Term Bond Subaccount
                                        -------------------------------------  ------------------------------------
                                           2000         1999          1998        2000          1999         1998
                                        -----------  ------------  ----------  ------------  -----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable
  Series Trust I ....................   $1,918,560   $11,251,980   $3,606,186  $   433,130   $  957,614    $ 977,164
 M Fund Inc..........................           --            --           --           --           --           --
                                        ----------   -----------   ----------  -----------   ----------    ---------
Total investment income..............
                                         1,918,560    11,251,980    3,606,186      433,130      957,614      977,164
Expenses:
 Mortality and expense risks ........      340,006       495,544      121,905       19,435       50,128       50,947
                                        ----------   -----------   ----------  -----------   ----------    ---------
Net investment income                    1,578,554    10,756,436    3,484,281      413,695      907,486      926,217
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........     (259,619)    2,233,258      278,186     (190,959)    (441,667)      24,740
 Net unrealized appreciation
  (depreciation)
  during the period .................     (110,575)   (6,419,069)   1,791,231      169,777      (85,754)    (136,999)
                                        ----------   -----------   ----------  -----------   ----------    ---------
Net realized and unrealized gain
 (loss) on investments                    (370,194)   (4,185,811)   2,069,417      (21,182)    (527,421)    (112,259)
                                        ----------   -----------   ----------  -----------   ----------    ---------
Net increase in net assets resulting
 from operations.....................   $1,208,360   $ 6,570,625   $5,553,698  $   392,513   $  380,065    $ 813,958
                                        ==========   ===========   ==========  ===========   ==========    =========


                                                                                 International Opportunities
                                            Small Cap Value Subaccount                   Subaccount
                                        ----------------------------------   ------------------------------------
                                          2000        1999         1998         2000          1999         1998
                                        ---------  -----------  -----------  ------------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable
  Series Trust I ....................   $ 183,706  $  409,324   $   47,350   $   147,896   $2,096,195   $  103,399
 M Fund Inc..........................          --          --           --            --           --           --
                                        ---------  ----------   ----------   -----------   ----------   ----------
Total investment income .............     183,706     409,324       47,350       147,896    2,096,195      103,399
Expenses:
 Mortality and expense risks.........      42,741      64,613       33,335        70,749       90,191       50,003
                                        ---------  ----------   ----------   -----------   ----------   ----------
Net investment income                     140,965     344,711       14,015        77,147    2,006,004       53,396
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........      45,176    (979,002)      (9,919)    2,289,932    1,907,809      191,495
 Net unrealized appreciation
  (depreciation) during the period...     151,771     325,684     (523,693)   (3,683,990)   3,818,953    1,108,416
                                        ---------  ----------   ----------   -----------   ----------   ----------
Net realized and unrealized gain
 (loss) on investments                    196,947    (653,318)    (533,612)   (1,394,058)   5,726,762    1,299,911
                                        ---------  ----------   ----------   -----------   ----------   ----------
Net increase (decrease) in net
 assets resulting from operations ...   $ 337,912  $ (308,607)  $ (519,597)  $(1,316,911)  $7,732,766   $1,353,307
                                        =========  ==========   ==========   ===========   ==========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended June 30,


                                                Equity Index Subaccount               Global Bond Subaccount
                                          -------------------------------------  ----------------------------------
                                             2000          1999         1998        2000         1999         1998
                                          ------------  -----------  ----------  -----------  -----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable
  Series Trust I ......................   $   896,990   $ 5,839,023  $1,337,750  $  111,426   $  460,088    $303,545
 M Fund Inc............................            --            --          --          --           --          --
                                          -----------   -----------  ----------  ----------   ----------    --------
Total investment income ...............       896,990     5,839,023   1,337,750     111,426      460,088     303,545
Expenses:
 Mortality and expense risks...........       289,729       335,573     126,021      15,928       35,321      19,894
                                          -----------   -----------  ----------  ----------   ----------    --------
Net investment income                         607,261     5,503,450   1,211,729      95,498      424,767     283,651
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...........     3,352,907     7,681,081     691,270    (278,305)    (204,675)     81,659
 Net unrealized appreciation
  (depreciation) during the period.....    (4,597,742)    4,678,509   6,098,919     387,581     (433,526)     43,608
                                          -----------   -----------  ----------  ----------   ----------    --------
Net realized and
 unrealized gain (loss)
 on investments........................    (1,244,835)   12,359,590   6,790,189     109,276     (638,201)    125,267
                                          -----------   -----------  ----------  ----------   ----------    --------
Net increase (decrease) in net
 assets resulting from operations......   $  (637,574)  $17,863,040  $8,001,918  $  204,774   $ (213,434)   $408,918
                                          ===========   ===========  ==========  ==========   ==========    ========

                                                                                   Brandes International
                                            Turner Core Growth Subaccount            Equity Subaccount
                                          ----------------------------------  ---------------------------------
                                             2000          1999       1998       2000        1999        1998
                                          -----------   ----------  --------  ----------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable
  Series Trust I .....................    $   221,603   $1,349,358  $     --  $  306,598  $  549,978   $     --
 M Fund Inc...........................             --           --    84,940          --          --    358,080
                                          -----------   ----------  --------  ----------  ----------   --------
Total investment income ..............        221,603    1,349,358    84,940     306,598     549,978    358,080
Expenses:
 Mortality and expense risks .........         38,241       33,920     7,737      28,784      34,297     14,434
                                          -----------   ----------  --------  ----------  ----------   --------
Net investment income                         183,362    1,315,438    77,203     277,814     515,681    343,646
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains...................      2,411,545    1,038,462   156,278     181,342     507,727     89,337
 Net unrealized appreciation
  (depreciation) during the
   period.............................     (1,758,048)   1,626,646   562,620     784,685   3,486,097     91,915
                                          -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain on investments.......        653,497    2,665,108   718,898     966,027   3,993,824    181,252
                                          -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from operations ....    $   836,859   $3,980,546  $796,101  $1,243,841  $4,509,505   $524,898
                                          ===========   ==========  ========  ==========  ==========   ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended June 30,


                                           Frontier Capital Appreciation      Clifton Enhanced U.S. Equity
                                                    Subaccount                         Subaccount
                                        -----------------------------------   ------------------------------
                                           2000          1999       1998        2000        1999       1998
                                        ------------  ----------  ----------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable
  Series Trust I.....................   $   565,927   $  487,465  $      --   $ 253,050   $532,067   $     --
 M Fund Inc..........................            --           --     34,738          --         --     72,302
                                        -----------   ----------  ---------   ---------   --------   --------
Total investment income .............       565,927      487,465     34,738     253,050    532,067     72,302
Expenses:
 Mortality and expense risks ........        32,774       37,471     24,841      11,633     13,930      4,069
                                        -----------   ----------  ---------   ---------   --------   --------
Net investment income                       533,153      449,994      9,897     241,417    518,137     68,233
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........     3,686,537      624,068   (445,752)    105,370    264,436     87,723
 Net unrealized appreciation
  (depreciation) during the period...    (2,068,274)   3,431,408    432,064    (545,352)   151,562     89,677
                                        -----------   ----------  ---------   ---------   --------   --------
Net realized and unrealized gain
 (loss) on investments                    1,618,263    4,055,476    (13,688)   (439,982)   415,998    177,400
                                        -----------   ----------  ---------   ---------   --------   --------
Net increase (decrease) in net
 assets resulting from operations....   $ 2,151,416   $4,505,470  $  (3,791)  $(198,565)  $934,135   $245,633
                                        ===========   ==========  =========   =========   ========   ========



                                                Emerging Markets Equity             International Opportunities II
                                                      Subaccount                              Subaccount
                                        ---------------------------------------   -----------------------------------
                                            2000           1999        1998*        2000         1999        1998*
                                        -------------   -----------  -----------  ---------   ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable
  Series Trust I ....................   $          --   $   137,724  $      522   $  14,069   $    6,063   $      491
 M Fund Inc..........................              --            --          --          --           --           --
                                        -------------   -----------  ----------   ---------   ----------   ----------
Total investment income .............              --       137,724         522      14,069        6,063          491
Expenses:
 Mortality and expense risks.........          12,643         5,465         387       2,617        1,859          339
                                        -------------   -----------  ----------   ---------   ----------   ----------
Net investment income (loss).........         (12,643)      132,259         135      11,452        4,204          152
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........        (101,200)      663,998     (45,975)     20,107       82,873      (21,835)
 Net unrealized appreciation
  (depreciation) during the period...        (287,458)      432,248       2,289     (56,174)      47,295        4,812
                                        -------------   -----------  ----------   ---------   ----------   ----------
Net realized and unrealized gain
 (loss) on investments...............        (388,658)    1,096,246     (43,686)    (36,067)     130,168      (17,023)
                                        -------------   -----------  ----------   ---------   ----------   ----------
Net increase (decrease) in net
  assets resulting from operations...   $    (401,301)  $ 1,228,505  $  (43,551)  $ (24,615)  $  134,372   $  (16,871)
                                        =============   ===========  ==========   =========   ==========   ==========


_______________
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended June 30,


                                                                                           Small/Mid
                                                         Bond Index                         Cap CORE
                                                         Subaccount                        Subaccount
                                               -------------------------------   ------------------------------
                                                 2000       1999       1998*       2000       1999       1998*
                                               ---------  ----------  ---------  ---------  ---------  -----------
Investment income:
Distributions received from:
 John Hancock Variable
  Series Trust I.............................  $206,555   $ 140,772   $ 23,842   $  2,253   $ 54,784    $     --
 M Fund Inc..................................        --          --         --         --         --          --
                                               --------   ---------   --------   --------   --------    --------
Total investment income......................   206,555     140,772     23,842      2,253     54,784          --
Expenses:
 Mortality and expense risks.................    12,909      10,636        937      2,315      2,073         535
                                               --------   ---------   --------   --------   --------    --------
Net investment income (loss) ................   193,646     130,136     22,905        (62)    52,711        (535)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).................   (54,090)   (104,174)     1,002     84,929     65,733     (25,196)
 Net unrealized appreciation
  (depreciation) during the period...........    65,510     (78,192)   (10,217)   (10,858)   (10,735)     18,718
                                               --------   ---------   --------   --------   --------    --------
Net realized and unrealized gain
 (loss) on investments.......................    11,420    (182,366)    (9,215)    74,071     54,998      (6,478)
                                               --------   ---------   --------   --------   --------    --------
Net increase (decrease) in net
 assets resulting from operations............  $205,066   $ (52,230)  $ 13,690   $ 74,009   $107,709    $ (7,013)
                                               ========   =========   ========   ========   ========    ========

                                                                                           Fundamental
                                                               High Yield Bond            Mid Cap Growth
                                                                 Subaccount                 Subaccount
                                                       --------------------------------   --------------
                                                         2000        1999       1998*          2000
                                                       ----------  ----------  --------  ----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I .............    $ 163,403   $ 352,641   $ 88,721        $ --
 M Fund Inc........................................           --          --         --          --
                                                       ---------   ---------   --------        ----
Total investment income ...........................      163,403     352,641     88,721          --
Expenses:
 Mortality and expense risks.......................        7,445      12,206      1,962           1
                                                       ---------   ---------   --------        ----
Net investment income (loss).......................      155,958     340,435     86,759         (1)
Net realized and unrealized gain (loss) on
  investments:
    Net realized gains (losses) ...................     (100,732)     42,365     64,824          --
    Net unrealized appreciation (depreciation)
      during the period ...........................     (131,236)   (139,659)   149,416         877
                                                       ---------   ---------   --------        ----
Net realized and unrealized gain (loss) on
   investments.....................................     (231,968)    (97,294)   214,240         877
                                                       ---------   ---------   --------        ----
Net increase (decrease) in net assets resulting
     from operations...............................    $ (76,010)  $ 243,141   $300,999        $876
                                                       =========   =========   ========        ====


---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended June 30,


                                                         New       Fidelity
                                           AIM V.I.   Discovery     VIP II     Fidelity      Templeton
                                            Value       Series    Contrafund  VIP Growth   International
                                          Subaccount  Subaccount  Subaccount  Subaccount    Subaccount
                                          ----------  ----------  ----------  ----------   -------------
                                             2000        2000        2000        2000          2000
                                          ----------  ----------  ----------  ----------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series
   Trust I..............................   $    --     $    --     $    --     $   --         $   --
 M Fund Inc.............................        --          --          --         --             --
                                           -------     -------     -------     ------         ------
Total investment income ................        --          --          --         --             --
Expenses:
 Mortality and expense risks ...........        33          84           6         32             17
                                           -------     -------     -------     ------         ------
Net investment income (loss) ...........       (33)        (84)         (6)       (32)           (17)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)............    (2,026)          6      (3,386)         7            612
 Net unrealized appreciation
   (depreciation) during the period ....    (2,289)     28,003         134      4,523          2,513
                                           -------     -------     -------     ------         ------
Net realized and unrealized gain
 (loss) on investments                      (4,315)     28,009      (3,252)     4,530          3,125
                                           -------     -------     -------     ------         ------
Net increase (decrease) in net
 assets resulting from operations ......   $(4,348)    $27,925     $(3,258)    $4,498         $3,108
                                           =======     =======     =======     ======         ======


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        Years and periods ended June 30,


                                                Large Cap Growth Subaccount                     Active Bond Subaccount
                                         ------------------------------------------   ------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------   --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .......... $    (74,316)  $ 17,233,439   $  6,143,421   $  1,016,188   $  2,725,206    $  2,097,345
 Net realized gains (losses) ...........    2,734,096      5,003,007      1,750,881       (874,542)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period ...............................    4,426,209     (2,053,672)     8,041,022        952,272     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations .............    7,085,989     20,182,774     15,935,324      1,093,918       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from
  policyholders ........................   52,259,426     75,667,981     29,859,648     14,410,782     74,595,720      38,567,292
 Net benefits to policyholders .........  (34,904,274)   (45,347,424)   (13,281,028)   (18,199,821)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................   17,355,152     30,320,557     16,578,620     (3,789,039)     6,283,400      11,175,975
                                         ------------   ------------   ------------   ------------   ------------   -------------
Net increase (decrease) in net
 assets ................................   24,441,141     50,503,331     32,513,944     (2,695,121)     5,779,506      13,080,492
Net assets at beginning of period ......  115,521,551     65,018,220     32,504,276     38,321,473     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period ............ $139,962,692   $115,521,551   $ 65,018,220   $ 35,626,352   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended June 30,


                                               Global Balanced Subaccount
                                        -----------------------------------------
                                            2000           1999          1998
                                        -------------  -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........  $     55,059   $    358,974   $   176,073
 Net realized gains (losses)..........      (123,229)        15,640        24,206
 Net unrealized appreciation
  (depreciation) during
  the period..........................      (109,231)      (173,912)      147,461
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations............      (177,401)       200,702       347,740
From policyholder transactions:
 Net premiums from policyholders......     2,921,405      6,295,052     3,163,316
 Net benefits to policyholders........    (2,120,585)    (5,007,225)   (1,882,974)
                                        ------------   ------------   -----------
Net increase in net assets resulting
 from policyholder transactions.......       800,820      1,287,827     1,280,342
                                        ------------   ------------   -----------
Net increase in net assets............       623,419      1,488,529     1,628,082
Net assets at beginning of period....     4,591,856      3,103,327     1,475,245
                                        ------------   ------------   -----------
Net assets at end of period...........  $  5,215,275   $  4,591,856   $ 3,103,327
                                        ============   ============   ===========
                                                  Mid Cap Growth Subaccount
                                        ---------------------------------------------
                                            2000            1999             1998
                                        --------------  --------------  ----------------
   ...................................
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........  $    (135,550)  $   6,389,535    $   1,088,251
 Net realized gains (losses)..........      8,716,345       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during...............    (13,790,389)     15,078,681        1,184,263
  the period..........................  -------------   -------------    -------------

Net increase (decrease) in net assets.     (5,209,594)     26,656,234        2,872,133
 resulting from operations
From policyholder transactions:
 Net premiums from policyholders......     65,255,866      65,183,285       11,323,614
 Net benefits to policyholders........    (56,671,354)    (41,018,347)      (5,132,055)
                                        -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions.......      8,584,512      24,164,938        6,191,559
                                        -------------   -------------    -------------
Net increase in net assets............      3,374,918      50,821,172        9,063,692
Net assets at beginning of period.....     63,499,616      12,678,444        3,614,752
                                        -------------   -------------    -------------
Net assets at end of period...........  $  66,874,534   $  63,499,616    $  12,678,444
                                        =============   =============    =============


                                               Large Cap Value Subaccount
                                        -----------------------------------------
                                            2000           1999          1998
                                        -------------  -------------  ------------
   ...................................
Increase (decrease) in net assets from
 operations:
 Net investment income................  $    277,937   $  1,720,195   $   756,459
 Net realized gains (losses)..........      (232,676)       705,454       330,827
 Net unrealized appreciation
  (depreciation) during
  the period..........................      (596,463)    (2,181,112)      145,355
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations............      (551,202)       244,537     1,232,641
From policyholder transactions:
 Net premiums from policyholders......    28,000,911     37,432,039    15,144,316
 Net benefits to policyholders........   (23,591,191)   (27,199,179)   (4,937,583)
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................     4,409,720     10,232,860    10,206,733
                                        ------------   ------------   -----------
Net increase (decrease) in net assets.     3,858,518     10,477,397    11,439,374
Net assets at beginning of period.....    27,106,917     16,629,520     5,190,146
                                        ------------   ------------   -----------
Net assets at end of period...........  $ 30,965,435   $ 27,106,917   $16,629,520
                                        ============   ============   ===========
                                                   Money Market Subaccount
                                        ---------------------------------------------
                                            2000            1999             1998
                                        --------------  --------------  ----------------
   ...................................
Increase (decrease) in net assets from
 operations:
 Net investment income................  $   2,109,255   $   2,988,530    $   1,687,016
 Net realized gains (losses)..........             --              --               --
 Net unrealized appreciation
  (depreciation) during...............             --              --               --
  the period..........................  -------------   -------------    -------------

Net increase (decrease) in net assets.      2,109,255       2,988,530        1,687,016
 resulting from operations
From policyholder transactions:
 Net premiums from policyholders......    485,999,845     890,376,545      340,377,358
 Net benefits to policyholders........   (442,936,484)   (918,869,964)    (269,723,839)
                                        -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder..........     43,063,361     (28,493,419)      70,653,519
 transactions.........................  -------------   -------------    -------------

Net increase (decrease) in net assets.     45,172,616     (25,504,889)      72,340,535
Net assets at beginning of period.....     61,006,769      86,511,658       14,171,123
                                        -------------   -------------    -------------
Net assets at end of period...........  $ 106,179,385   $  61,006,769    $  86,511,658
                                        =============   =============    =============

See accompanying notes

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended June 30,


                                                 Mid Cap Value Subaccount                  Small/mid Cap Growth Subaccount
                                         -----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
   ...................................
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........   $      5,978   $     41,579   $    75,449   $    (18,930)  $   1,388,661    $    108,037
 Net realized gains (losses)..........        783,358       (860,332)     (538,516)      (567,320)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period..........................        289,049      1,757,919      (830,390)     1,251,426      (1,001,208)        236,333
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations............      1,078,385        939,166    (1,293,457)       665,176         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders......     15,917,480     32,024,751    18,837,112      7,306,590      11,809,133       4,563,154
 Net benefits to policyholders........    (15,399,262)   (29,579,995)   (7,855,945)    (8,233,390)     (9,775,543)     (6,481,542)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................        518,218      2,444,756    10,981,167       (926,800)      2,033,590      (1,918,388)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets.      1,596,603      3,383,922     9,687,710       (261,624)      2,434,418      (1,341,772)
Net assets at beginning of period.....     19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period...........   $ 20,735,136   $ 19,138,533   $15,754,611   $  9,664,207   $   9,925,831    $  7,491,413
                                         ============   ============   ===========   ============   =============    ============

                                               Real Estate Equity Subaccount                 Growth & Income Subaccount
                                         -----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
   ...................................
Increase (decrease) in net assets from
 operations:
 Net investment income................   $    304,027   $    515,377   $   283,067   $    597,993   $  22,850,302    $  8,975,814
 Net realized gains (losses)..........         (9,406)      (735,504)     (454,979)     1,331,371       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period..........................      1,465,596         80,925      (698,676)    (3,257,862)     (5,814,839)      7,759,307
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations............      1,760,217       (139,202)     (870,588)    (1,328,498)     23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders......     33,616,441     22,699,314     6,964,604     43,866,020     196,639,863      60,975,616
 Net benefits to policyholders........    (24,788,136)   (18,093,640)   (5,513,221)   (42,336,871)   (106,763,955)    (31,360,866)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions.......      8,828,305      4,605,674     1,451,383      1,529,149      89,875,908      29,614,750
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets............     10,588,522      4,466,472       580,795        200,651     113,118,624      48,411,083
Net assets at beginning of period.....      9,238,646      4,772,174     4,191,379    209,525,899      96,407,275      47,996,192
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period...........   $ 19,827,168   $  9,238,646   $ 4,772,174   $209,726,550   $ 209,525,899    $ 96,407,275
                                         ============   ============   ===========   ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended June 30,


                                                     Managed Subaccount                       Short-term Bond Subaccount
                                          -----------------------------------------   ------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
Net investment income..................   $  1,578,554   $ 10,756,436   $ 3,484,281   $    413,695   $    907,486    $    926,217
Net realized gains (losses)............       (259,619)     2,233,258       278,186       (190,959)      (441,667)         24,740
Net unrealized appreciation
(depreciation) during
the period.............................       (110,575)    (6,419,069)    1,791,231        169,777        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
from operations........................      1,208,360      6,570,625     5,553,698        392,513        380,065         813,958
From policyholder transactions:
Net premiums from policyholders........     22,089,393    113,292,872    21,019,273     14,314,278     41,259,110      27,490,588
Net benefits to policyholders..........    (19,693,945)   (34,219,380)   (8,281,600)   (11,482,789)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
resulting from policyholder
transactions...........................      2,395,448     79,073,492    12,737,673      2,831,489     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets..      3,603,808     85,644,117    18,291,371      3,224,002     (7,517,518)      6,770,351
Net assets at beginning of period......    125,710,809     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period............   $129,314,617   $125,710,809   $40,066,692   $ 14,952,990   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============




                                             Small Cap Value Subaccount                International Opportunities Subaccount
                                   ----------------------------------------------   ----------------------------------------------
                                       2000            1999             1998            2000           1999             1998
                                   -------------  ---------------  ---------------  -------------  -------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income...........  $    140,965   $      344,711   $       14,015   $     77,147   $  2,006,004    $       53,396
 Net realized gains (losses).....        45,176         (979,002)          (9,919)     2,289,932      1,907,809           191,495
 Net unrealized appreciation
  (depreciation) during
  the period.....................       151,771          325,684         (523,693)    (3,683,990)     3,818,953         1,108,416
                                   ------------   --------------   --------------   ------------   ------------    --------------
Net increase (decrease) in net
 assets resulting from
 operations......................       337,912         (308,607)        (519,597)    (1,316,911)     7,732,766         1,353,307
From policyholder transactions:
 Net premiums from policyholders.    13,651,361       39,172,672       11,420,833     44,500,103     43,216,216        23,844,756
 Net benefits to policyholders...    (9,715,462)     (30,591,417)      (4,363,378)   (33,987,289)   (38,372,463)      (12,275,087)
                                   ------------   --------------   --------------   ------------   ------------    --------------
Net increase in net assets
 resulting from policyholder
 transactions....................     3,935,899        8,581,255        7,057,455     10,512,814      4,843,753        11,569,669
                                   ------------   --------------   --------------   ------------   ------------    --------------
Net increase in net assets.......     4,273,811        8,272,648        6,537,858      9,195,903     12,576,519        12,922,976
Net assets at beginning of
 period..........................    18,783,396       10,510,748        3,972,890     31,535,049     18,958,530         6,035,554
                                   ------------   --------------   --------------   ------------   ------------    --------------
Net assets at end of period......  $ 23,057,207   $   18,783,396   $   10,510,748   $ 40,730,952   $ 31,535,049    $   18,958,530
                                   ============   ==============   ==============   ============   ============    ==============

See accompanying notes

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                        YEARS AND PERIODS ENDED JUNE 30,


                                                   EQUITY INDEX SUBACCOUNT                      GLOBAL BOND SUBACCOUNT
                                         -------------------------------------------  ------------------------------------------
                                             2000           1999            1998          2000            1999           1998
                                         -------------  --------------  ------------- --------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income ................  $    607,261   $   5,503,450   $  1,211,729  $      95,498   $    424,767    $   283,651
 Net realized gains (losses)...........     3,352,907       7,681,081        691,270       (278,305)      (204,675)        81,659
 Net unrealized appreciation
  (depreciation) during
  the period...........................    (4,597,742)      4,678,509      6,098,919        387,581       (433,526)        43,608
                                         ------------   -------------   ------------  -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations.............      (637,574)     17,863,040      8,001,918        204,774       (213,434)       408,918
From policyholder transactions:
 Net premiums from policyholders.......    60,696,851     225,994,914     60,690,933      3,569,560     11,387,398      9,258,713
 Net benefits to policyholders.........   (37,454,370)   (147,909,470)   (31,166,123)    (5,829,975)   (10,615,019)    (3,008,341)
                                         ------------   -------------   ------------  -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................    23,242,481      78,085,444     29,524,810     (2,260,415)       772,379      6,250,372
                                         ------------   -------------   ------------  -------------   ------------    -----------
Net increase (decrease) in net assets..    22,604,907      95,948,484     37,526,728     (2,055,641)       558,945      6,659,290
Net assets at beginning of period......    49,913,131      53,964,647     16,437,919      8,838,516      8,279,571      1,620,281
                                         ------------   -------------   ------------  -------------   ------------    -----------
Net assets at end of period............  $ 72,518,038   $  49,913,131   $ 53,964,647  $   6,782,875   $  8,838,516    $ 8,279,571
                                         ============   =============   ============  =============   ============    ===========

                                                  TURNER CORE GROWTH SUBACCOUNT         BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ------------------------------------------  -------------------------------------------
                                                2000          1999           1998           2000          1999           1998
                                            -------------  ------------  -------------- -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income....................  $    183,362   $ 1,315,438   $      77,203  $    277,814   $   515,681    $   343,646
 Net realized gains.......................     2,411,545     1,038,462         156,278       181,342       507,727         89,337
 Net unrealized appreciation
  (depreciation) during
  the period..............................    (1,758,048)    1,626,646         562,620       784,685     3,486,097         91,915
                                            ------------   -----------   -------------  ------------   -----------    -----------
Net increase in net assets resulting from                                                  1,243,841     4,509,505        524,898
 operations...............................       836,859     3,980,546         796,101
From policyholder transactions:
 Net premiums from policyholders..........    22,340,884    23,098,524       4,779,974     9,965,330    12,134,533      5,520,633
 Net benefits to policyholders............   (26,498,181)   (9,308,254)     (1,690,860)   (3,861,316)   (5,569,496)    (2,041,375)
                                            ------------   -----------   -------------  ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions.    (4,157,297)   13,790,270       3,089,114     6,104,014     6,565,037      3,479,258
                                            ------------   -----------   -------------  ------------   -----------    -----------
Net increase in net assets................    (3,320,438)   17,770,816       3,885,215     7,347,855    11,074,542      4,004,156
Net assets at beginning of period.........    22,671,005     4,900,189       1,014,974    17,415,296     6,340,754      2,336,598
                                            ------------   -----------   -------------  ------------   -----------    -----------
Net assets at end of period...............  $ 19,350,567   $22,671,005   $   4,900,189  $ 24,763,151   $17,415,296    $ 6,340,754
                                            ============   ===========   =============  ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                        YEARS AND PERIODS ENDED JUNE 30,


                                                                                              CLIFTON ENHANCED U.S. EQUITY
                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT                   SUBACCOUNT
                                            ------------------------------------------   ---------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income....................  $     533,153   $    449,994   $     9,897   $   241,417   $   518,137    $    68,233
 Net realized gains (losses)..............      3,686,537        624,068      (445,752)      105,370       264,436         87,723
 Net unrealized appreciation
  (depreciation) during the period........     (2,068,274)     3,431,408       432,064      (545,352)      151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations................      2,151,416      4,505,470        (3,791)     (198,565)      934,135        245,633
From policyholder transactions:
 Net premiums from policyholders..........     16,538,331     25,135,447    13,982,031     6,521,334     6,480,741      3,031,309
 Net benefits to policyholders............    (14,603,126)   (22,331,613)   (9,695,520)   (3,399,109)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions................      1,935,205      2,803,834     4,286,511     3,122,225     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets................      4,086,621      7,309,304     4,282,720     2,923,660     4,263,597      1,977,412
Net assets at beginning of period.........     16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period...............  $  21,071,643   $ 16,985,022   $ 9,675,718   $ 9,661,874   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========

                                                                                          INTERNATIONAL OPPORTUNITIES II
                                       EMERGING MARKETS EQUITY SUBACCOUNT                           SUBACCOUNT
                                 ----------------------------------------------   ----------------------------------------------
                                     2000           1999             1998*            2000           1999              1998*
                                 -------------  --------------  ----------------  -------------  --------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $    (12,643)  $     132,259   $           135   $     11,452   $       4,204    $           152
 Net realized gains (losses)....     (101,200)        663,998           (45,975)        20,107          82,873            (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period........................     (287,458)        432,248             2,289        (56,174)         47,295              4,812
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations.....................     (401,301)      1,228,505           (43,551)       (24,615)        134,372            (16,871)
From policyholder transactions:
 Net premiums from
  policyholders.................   38,341,068      18,579,194         2,434,226      3,547,466       3,151,983          2,372,034
 Net benefits to policyholders    (35,650,812)    (16,271,324)       (2,203,670)    (3,048,011)     (2,613,505)        (2,191,135)
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions...................    2,690,256       2,307,870           230,556        499,455         538,478            180,899
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets......    2,288,955       3,536,375           187,005        474,840         672,850            164,028
Net assets at beginning of
 period.........................    3,723,380         187,005                 0        836,878         164,028                  0
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net assets at end of period..... $  6,012,335   $   3,723,380   $       187,005   $  1,311,718   $     836,878    $       164,028
                                 ============   =============   ===============   ============   =============    ===============

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                        YEARS AND PERIODS ENDED JUNE 30,


                                                               BOND INDEX                           SMALL/MID CAP CORE
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 --------------------------------------   --------------------------------------
                                                    2000          1999         1998*         2000          1999          1998*
                                                 ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).................   $   193,646   $   130,136   $   22,905   $       (62)  $    52,711    $     (535)
 Net realized gains (losses)..................       (54,090)     (104,174)       1,002        84,929        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period...........................        65,510       (78,192)     (10,217)      (10,858)      (10,735)       18,718
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations..............................       205,066       (52,230)      13,690        74,009       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders..............     6,026,847     6,471,518    1,176,234     8,814,315     5,817,483     1,089,030
 Net benefits to policyholders................    (3,737,455)   (2,358,694)    (124,467)   (8,093,062)   (5,611,532)     (778,864)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions....................     2,289,392     4,112,824    1,051,767       721,253       205,951       310,166
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets....................     2,494,458     4,060,594    1,065,457       795,262       313,660       303,153
Net assets at beginning of period.............     5,126,051     1,065,457            0       616,813       303,153             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period...................   $ 7,620,509   $ 5,126,051   $1,065,457   $ 1,412,075   $   616,813    $  303,153
                                                 ===========   ===========   ==========   ===========   ===========    ==========


                                                HIGH YIELD BOND
                                                   SUBACCOUNT
                                    ----------------------------------------
                                       2000           1999           1998*
                                    ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income............  $   155,958   $    340,435    $    86,759
 Net realized gains (losses)......     (100,732)        42,365         64,824
 Net unrealized appreciation
  (depreciation) during the period     (131,236)      (139,659)       149,416
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations.      (76,010)       243,141        300,999
From policyholder transactions:
 Net premiums from policyholders..    3,701,759     19,870,990      6,683,673
 Net benefits to policyholders....   (3,835,440)   (20,368,501)    (2,457,088)
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions........     (133,681)      (497,511)     4,226,585
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets...........................     (209,691)      (254,370)     4,527,584
Net assets at beginning of period     4,273,214      4,527,584              0
                                    -----------   ------------    -----------
Net assets at end of period.......  $ 4,063,523   $  4,273,214    $ 4,527,584
                                    ===========   ============    ===========

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended June 30,

                                        Fundamental                   New        Fidelity     Fidelity
                                           Mid Cap     AIM V.I.    Discovery      VIP II        VIP        Templeton
                                           Growth       Value        Series     Contrafund     Growth     International
                                         Subaccount   Subaccount   Subaccount   Subaccount   Subaccount    Subaccount
                                         ----------   ----------   ----------   ----------   ----------    ----------
                                            2000         2000         2000         2000         2000          2000
                                         ----------   ----------   ----------   ----------   ----------    ----------
Increase (decrease) in  net assets
  from operations:
  Net investment income (loss)........    $    (1)    $     (33)    $    (84)    $      (6)    $   (32)    $     (17)
  Net realized gains (losses).........          0        (2,026)           6        (3,386)          7           612
  Net unrealized appreciation
   (depreciation) during the period...        877        (2,289)      28,003           134       4,523         2,513
                                          -------     ---------     --------     ---------     -------     ---------
Net increase (decrease) in net
  assets resulting from operations....        876        (4,348)      27,925        (3,258)      4,498         3,108
From policyholder transactions:
  Net premiums from policyholders.....     19,529       301,720      295,000       324,607      75,543       455,074
  Net benefits to policyholders.......          0      (198,193)         (46)     (301,222)        (53)     (307,330)
                                          -------     ---------     --------     ---------     -------     ---------
Net increase in net assets resulting
  from policyholder transactions......     19,529       103,527      294,954        23,385      75,490       147,744
                                          -------     ---------     --------     ---------     -------     ---------
Net increase in net assets............     20,405        99,179      322,879        20,127      79,988       150,852
Net assets at beginning of period.....          0             0            0             0           0             0
                                          -------     ---------     --------     ---------     -------     ---------
Net assets at end of period...........    $20,405     $  99,179     $322,879     $  20,127     $79,988     $ 150,852
                                          =======     =========     ========     =========     =======     =========


See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                 June 30, 2000

1.  Organization

    John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The thirty-three Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity (formerly, Enhanced U.S. Equity), Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Fundamental Mid Cap Growth, AIM V.I. Value, New Discovery Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, and Templeton International Portfolios. Each Portfolio has a different investment objective.

    The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

    The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

    Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Federal Income Taxes

    The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

  Expenses

    JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

    JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

  Policy Loans

    Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At June 30, 2000, there were no outstanding policy loans.

3.  TRANSACTION WITH AFFILIATES

    John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

    Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.  Details of Investments

    The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 were as follows:

              Portfolio               Shares Owned      Cost          Value
              ---------               ------------  ------------   ------------
      Large Cap Growth............      4,849,462   $123,194,174   $139,962,692
      Active Bond.................      3,874,512     38,257,002     35,626,352
      International Equity Index..      1,861,146     33,149,994     34,482,272
      Small Cap Growth............      1,914,842     34,454,118     38,614,165
      Global Balanced.............        515,617      5,397,773      5,215,275
      Mid Cap Growth .............      2,386,951     58,721,939     66,874,534
      Large Cap Value.............      2,373,079     32,589,463     30,965,435
      Money Market................     10,612,665    106,183,237    106,179,385
      Mid Cap Value...............      1,537,316     20,407,887     20,735,136
      Small/Mid Cap Growth........        634,316      9,361,832      9,664,207
      Real Estate Equity..........      1,563,808     19,502,392     19,827,168
      Growth & Income.............     10,573,323    204,640,498    209,726,550
      Managed.....................      8,379,360    131,570,457    129,314,617
      Short Term Bond.............      1,533,368     15,459,641     14,952,990
      Small Cap Value.............      2,102,924     24,087,256     23,057,207
      International Opportunities.      2,800,216     37,804,122     40,730,952
      Equity Index................      8,517,628    158,210,577    172,518,038
      Global Bond.................        677,499      7,002,271      6,782,875
      Turner Core Growth..........         81,169     21,806,142     19,350,567
      Brandes International
       Equity.....................      1,511,593     13,549,208     24,763,151
      Frontier Capital
       Appreciation...............        889,489     16,547,489     21,071,643
      Clifton Enhanced US
       Equity.....................        485,524      6,331,067      9,661,874
      Emerging Markets............        526,597      5,201,315      6,012,335
      International
          Opportunities II........        109,154      1,232,932      1,311,718
      Bond Index..................        810,548      7,747,650      7,620,509
      Small Mid Cap CORE..........        137,033      1,349,230      1,412,075
      High-Yield..................        477,718      4,142,675      4,063,523
      Fundamental Mid Cap Growth..          1,200         19,528         20,405
      AIM V.I. Value..............          2,969         99,443         99,180
      New Discovery Series........         17,586        294,884        322,881
      Fidelity VIP II Contrafund..            804         16,875         20,127
      Fidelity VIP Growth.........          1,557         75,473         79,989
      Templeton International.....          7,853        148,952        150,853


                   Portfolio                            Purchases        Sales
                   ---------                           ------------  -------------
     Large Cap Growth................................  $ 29,329,448   $12,047,499
     Active Bond.....................................     7,716,510    10,489,149
     International Equity Index......................    17,045,896    13,881,519
     Small Cap Growth................................    26,140,733    19,589,311
     Global Balanced.................................     2,196,143     1,340,216
     Mid Cap Growth..................................    37,093,206    28,643,640
     Large Cap Value.................................    13,666,105     8,978,183
     Money Market....................................   132,183,644    87,007,175
     Mid Cap Value...................................     6,316,325     5,788,939
     Small/Mid Cap Growth............................     3,375,804     4,321,441
     Real Estate Equity..............................    16,395,846     7,263,356
     Growth & Income.................................    14,294,301    12,164,954
     Managed.........................................    12,738,146     8,762,379
     Short-Term U.S. Government......................     9,609,491     6,364,221
     Small Cap Value.................................     7,099,451     3,022,358
     International Opportunities.....................    24,437,465    13,847,145
     Equity Index....................................    42,348,010    18,496,923
     Global Bond.....................................     2,533,200     4,698,051
     Turner Core Growth..............................             0             0
     Brandes International Equity....................             0             0
     Frontier Capital Appreciation...................             0             0
     Clifton Enhanced US Equity......................             0             0
     Emerging Markets................................    14,283,977    11,606,307
     International Opportunities II..................     2,092,407     1,581,482
     Bond Index......................................     3,684,786     1,201,679
     Small Mid Cap CORE..............................     2,077,976     1,356,772
     High Yield Bond.................................     2,786,550     2,764,235
     Fundamental Mid Cap Growth......................             0             0
     AIM V.I. Value..................................             0             0
     New Discovery Series............................             0             0
     Fidelity VIP II Contrafund......................             0             0
     Fidelity VIP Growth.............................             0             0
     Templeton International.........................             0             0

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. Net Assets

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at June 30, 2000 were as follows:


                                       VEP Class #1                 VEP Class #2                 VEP Class #3
                                ---------------------------  ---------------------------  ---------------------------
                                Accumulation  Accumulation   Accumulation  Accumulation   Accumulation   Accumulation
Portfolio                          Shares     Share Values      Shares     Share Values      Shares      Share Values
---------                       ------------  -------------  ------------  -------------  ------------  ---------------
Large Cap Growth                   537,965        36.03         492,996        36.15        135,475          36.26
Active Bond                        233,844        14.22         174,990        14.26         37,880          14.31
International Equity Index         253,026        16.55         187,338        16.64          6,384          16.70
Small Cap Growth                   232,913        22.80         261,061        22.84         41,970          22.89
Global Balanced                     17,635        12.66          89,308        12.68         16,270          12.71
Mid Cap Growth                     279,087        33.98         205,937        34.05         67,794          34.12
Large Cap Value                    210,063        15.73         197,584        15.76         25,556          15.79
Money Market                       698,349        13.43       1,348,986        13.47        320,780          13.51
Mid Cap Value                      114,583        14.81          51,945        14.84          4,132          14.87
Small/Mid Cap Growth                89,083        21.40          90,352        21.46          5,734          21.53
Real Estate Equity                 107,483        16.32          57,887        16.37        221,806          16.43
Growth & Income                  1,030,086        30.67         618,930        30.77        188,739          30.87
Managed                            573,827        21.07         272,670        21.14         35,242          21.20
Short-Term Bond                     86,767        13.32         106,729        13.36         10,815          13.40
Small Cap Value                    122,705        12.41          88,704        12.44         24,207          12.46
International Opportunities        159,417        15.83         203,984        15.87         14,705          15.90
Equity Index                       587,297        22.87         624,209        22.92        246,373          22.97
Global Bond                         61,189        12.50          49,459        12.52         19,899          12.55
Turner Core Growth                  26,973        29.67          15,373        29.73              0          29.80
Brandes International Equity        24,380        17.55          33,462        17.59              0          17.64
Frontier Capital Appreciation       21,833        26.14          14,354        26.20              0          26.25
Clifton Enhanced U.S. Equity         4,521        16.98               0        17.00              0          17.03
Emerging Markets Equity             81,008        11.87          86,902        11.88         17,124          11.89
International Opportunities II      29,808        12.20          31,583        12.21          2,696          12.23
Bond Index                         102,163        10.71          64,884        10.72         64,762          10.73
Small/Mid Cap CORE                  23,891        11.26          17,194        11.27          4,107          11.28
High Yield Bond                     53,628         9.87          43,805         9.88          2,247           9.89
Fundamental Mid Cap Growth           1,626        12.55               0        12.55              0          12.55
AIM V.I. Value                       3,936         9.87               0         9.87              0           9.87
New Discovery Series                     0        11.10               0        11.10              0          11.10
Fidelity VIP II Contrafund              30        10.22               0        10.22              0          10.22
Fidelity VIP Growth                  3,709        10.66               0        10.66              0          10.66
Templeton International                  0        10.11               0        10.11              0          10.11

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                           V Coli Class #4             V Coli Class #5             V Coli Class #6
                                      --------------------------  --------------------------  --------------------------
                                      Accumulation  Accumulation  Accumulation  Accumulation  Accumulation  Accumulation
Portfolio                                Shares     Share Values     Shares     Share Values     Shares     Share Values
---------                             ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth                        656,260        36.40        257,435        36.44        286,766         36.47
Active Bond                              15,096        15.13        603,645        15.14        452,608         15.16
International Equity Index               43,882        15.42        155,946        15.43        215,996         15.45
Small Cap Growth                        122,919        23.23        141,128        23.25         46,717         23.27
Global Balanced                          38,720        12.90         10,108        12.91         54,885         12.92
Mid Cap Growth                          128,031        34.63         89,731        34.65         63,109         34.67
Large Cap Value                         112,093        16.03         56,194        16.04        417,402         16.05
Money Market                            196,820        13.39         16,175        13.40        148,908         13.42
Mid Cap Value                            89,613        15.09         18,805        15.10        239,528         15.11
Small/Mid Cap Growth                     27,132        21.45            378        21.47         23,248         21.50
Real Estate Equity                      128,413        16.95        143,737        16.97        197,963         16.99
Growth & Income                         594,664        30.69        523,471        30.72         25,448         30.76
Managed                                 237,562        21.88        115,789        21.91        115,065         21.93
Short-Term Bond                         207,003        13.60        412,601        13.61              0         13.63
Small Cap Value                          34,631        12.65         21,107        12.66        275,960         12.67
International Opportunities             248,993        16.14        274,408        16.15        103,553         16.16
Equity Index                            385,480        23.31        118,709        23.33        573,858         23.34
Global Bond                              63,318        12.74          4,998        12.75              0         12.76
Turner Core Growth                        4,794        30.28         20,069        30.30              0         30.33
Brandes International Equity             97,992        17.91        107,630        17.93         53,047         17.95
Frontier Capital Appreciation            88,691        26.68         66,885        26.69              0         26.72
Clifton Enhanced U.S. Equity             62,494        17.22         80,906        17.22              0         17.23
Emerging Markets Equity                   9,109        11.99         39,251        11.99              0         11.99
International Opportunities II                0        12.33              0        12.33              0         12.33
Bond Index                                5,049        10.82         19,587        10.83              0         10.83
Small/Mid Cap CORE                            0        11.38              0        11.38              0         11.38
High Yield Bond                           3,390         9.98              0         9.98          8,354          9.98
Fundamental Mid Cap Growth                    0        11.02              0        11.02              0         11.02
AIM V.I. Value                                0         9.55              0         9.55              0          9.55
New Discovery Series                          0        10.64              0        10.65              0         10.65
Fidelity VIP II Contrafund                    0         9.99              0         9.99              0          9.99
Fidelity VIP Growth                           0        10.25              0        10.25              0         10.25
Templeton International                       0        10.60              0        10.60              0         10.60

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                        Medallion Executive
                                            VLI Class #7               MVEP Class #8               MVUL Class #9
                                     --------------------------  --------------------------  --------------------------
                                     Accumulation  Accumulation  Accumulation  Accumulation  Accumulation  Accumulation
Portfolio                               Shares     Share Values     Shares     Share Values     Shares     Share Values
---------                            ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth                        116,600       83.98         818,698       26.19        351,348         23.33
Active Bond                              61,302       24.13         313,740       12.84        344,746         12.09
International Equity Index              154,944       26.08         782,949       14.27        222,369         14.73
Small Cap Growth                        181,373       22.82         238,097       23.06        205,968         25.92
Global Balanced                          67,046       12.67          42,577       12.80         39,098         12.27
Mid Cap Growth                          239,385       34.02         367,485       34.37        138,068         38.12
Large Cap Value                         339,911       15.74         174,739       15.91        117,629         13.61
Money Market                            408,415       18.58       1,280,481       12.28        315,719         11.74
Mid Cap Value                           420,027       14.82         260,399       14.98         60,746         12.66
Small/Mid Cap Growth                      6,155       21.43         243,378       13.69         41,310         13.93
Real Estate Equity                       62,138       25.09         201,437       19.23         42,565         10.83
Growth & Income                         819,706       67.63       1,283,758       21.75        415,131         19.01
Managed                               2,303,473       40.02         213,655       16.99         86,308         15.53
Short-Term Bond                          82,590       13.34          44,119       12.26         94,438         11.76
Small Cap Value                         635,265       12.43         355,740       12.56        106,344         11.92
International Opportunities             665,897       15.86         268,074       16.02        484,313         15.33
Equity Index                            678,628       22.90       1,184,989       23.14        773,513         19.74
Global Bond                             116,046       12.51          88,071       12.64         68,278         11.93
Turner Core Growth                            0       27.61         215,390       26.95         68,280         25.90
Brandes International Equity                  0       17.80               0       17.19         65,376         18.37
Frontier Capital Appreciation                 0       24.60               0       22.13         82,469         21.42
Clifton Enhanced U.S. Equity                  0       12.87               0       17.12        160,901         17.12
Emerging Markets Equity                  31,882       11.88          88,222       11.94         92,679         11.94
International Opportunities II            3,429       12.21          24,319       12.27            844         12.28
Bond Index                               21,473       10.72          21,624       10.77            174         10.78
Small/Mid Cap CORE                        1,231       11.27          20,797       11.33          1,226         11.33
High Yield Bond                          39,774        9.88          92,930        9.93         81,701          9.93
Fundamental Mid Cap Growth                    0       11.02               0       12.56              0         11.02
AIM V.I. Value                                0        9.54           5,155        9.88              0          9.55
New Discovery Series                          0       10.64          29,076       11.11              0         10.64
Fidelity VIP II Contrafund                    0        9.98               0       10.23              0          9.99
Fidelity VIP Growth                       1,980       10.24               0       10.67              0         10.25
Templeton International                       0       10.60          14,196       10.11              0         10.60

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     MVUL 98 Class #10           MVEP 98 Class #11           MEVL II Class #12
                                --------------------------  --------------------------  ---------------------------
                                Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Portfolio                          Shares     Share Values     Shares     Share Values     Shares      Share Values
---------                       ------------  ------------  ------------  ------------  ------------   ------------
Large Cap Growth                   286,862       23.33        294,419        26.19          3,879          86.16
Active Bond                        154,851       12.09        114,636        12.84              0          29.22
International Equity Index          59,837       14.73         78,792        14.27          2,147          27.62
Small Cap Growth                    68,282       25.92        100,523        23.06              0          23.40
Global Balanced                     29,924       12.27          5,692        12.80              0          12.90
Mid Cap Growth                     158,424       38.12        171,055        34.37          6,364          34.86
Large Cap Value                    122,195       13.61        207,621        15.91              0          16.14
Money Market                     2,591,514       11.74        300,260        12.28         54,988          13.46
Mid Cap Value                       85,110       12.66         64,180        14.98              0          15.20
Small/Mid Cap Growth                18,565       13.93         19,363        13.69              0          22.24
Real Estate Equity                  17,774       10.83         34,869        13.92              0          26.35
Growth & Income                  1,088,676       19.01        271,319        21.75          2,135          81.14
Managed                             90,276       15.53         58,406        16.99          1,481          47.44
Short-Term Bond                     42,209       11.76         36,660        12.26          5,127          13.84
Small Cap Value                     46,049       11.92        137,025        12.56              0          12.74
International Opportunities         55,835       15.33         88,759        16.02              0          16.25
Equity Index                     2,042,059       19.74        621,198        23.14         10,824          23.47
Global Bond                         44,341       11.93         28,907        12.64              0          12.83
Turner Core Growth                 166,332       25.90        202,145        26.95              0          30.51
Brandes International Equity       172,977       18.37        274,521        17.19              0          18.05
Frontier Capital Appreciation      108,198       21.42        106,028        22.13              0          25.83
Clifton Enhanced U.S. Equity        46,767       17.12         48,373        17.12              0          17.30
Emerging Markets Equity             32,899       11.94         24,646        11.94              0          12.03
International Opportunities II       9,104       12.27          4,356        12.27              0          12.37
Bond Index                         146,467       10.77        261,447        10.77              0          10.86
Small/Mid Cap CORE                  16,316       11.33         38,984        11.33              0          11.41
High Yield Bond                     23,040        9.93         60,673         9.93              0          10.01
Fundamental Mid Cap Growth               0       11.02              0        12.56              0          18.32
AIM V.I. Value                         991        9.55              0         9.55              0          39.72
New Discovery Series                     0       10.64              0        11.11              0          19.19
Fidelity VIP II Contrafund           1,938        9.99              0        10.23              0          33.44
Fidelity VIP Growth                  1,888       10.25              0        10.67              0         102.05
Templeton International                  0       10.60              0        10.11              0          25.87

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                       VEP Class #13
                                ---------------------------
                                Accumulation   Accumulation
Portfolio                          Shares      Share Values
---------                       ------------   ------------
Large Cap Growth                    2,316          86.16
Active Bond                            21          29.22
International Equity Index          3,005          27.62
Small Cap Growth                    4,238          23.40
Global Balanced                         0          12.90
Mid Cap Growth                      4,655          34.86
Large Cap Value                     3,092          16.14
Money Market                      288,791          13.46
Mid Cap Value                         835          15.20
Small/Mid Cap Growth                1,930          22.24
Real Estate Equity                     57          26.35
Growth & Income                     1,481          81.14
Managed                            17,796          47.44
Short-Term Bond                     1,970          13.84
Small Cap Value                     2,378          12.74
International Opportunities         3,842          16.25
Equity Index                       35,759          23.47
Global Bond                            97          12.83
Turner Core Growth                                 30.51
Brandes International Equity            0          18.05
Frontier Capital Appreciation           0          25.83
Clifton Enhanced U.S. Equity            0          17.30
Emerging Markets Equity             1,521          12.03
International Opportunities II        806          12.37
Bond Index                            826          10.85
Small/Mid Cap CORE                  1,138          11.41
High Yield Bond                       307          10.01
Fundamental Mid Cap Growth              0          18.22
AIM V.I. Value                          0          39.72
New Discovery Series                    0          19.19
Fidelity VIP II Contrafund              0          33.44
Fidelity VIP Growth                     0         102.05
Templeton International                 0          25.87

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999


                                                                                            International
                                                                  Large Cap     Sovereign      Equity       Small Cap
                                                                    Growth        Bond          Index         Growth
                                                                  Subaccount   Subaccount    Subaccount     Subaccount
                                                                 ------------  -----------  -------------  ------------
Assets
Cash...........................................................  $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value......................................   115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares of portfolios of M Fund Inc., at
 value.........................................................            --           --            --             --
Receivable from:
 John Hancock Variable Series Trust I..........................        21,617       12,536           419        208,513
  M Fund Inc...................................................            --           --            --             --
                                                                 ------------  -----------   -----------    -----------
Total assets...................................................   115,551,184   38,336,390    33,201,528     31,233,698
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company..................        20,467       12,194            75        208,172
 M Fund Inc....................................................            --           --            --             --
Asset charges payable..........................................         9,166        2,723         2,779          2,698
                                                                 ------------  -----------   -----------    -----------
Total liabilities..............................................        29,633       14,917         2,854        210,870
                                                                 ------------  -----------   -----------    -----------
Net assets.....................................................  $115,521,551  $38,321,473   $33,198,674    $31,022,828
                                                                 ============  ===========   ===========    ===========

                                                                  International    Mid Cap     Large Cap       Money
                                                                     Balanced      Growth        Value        Market
                                                                    Subaccount   Subaccount   Subaccount    Subaccount
                                                                  -------------  -----------  -----------  -------------
Assets
Cash...........................................................    $      304    $     4,698  $     1,803   $     3,061
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value......................................     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares of portfolios of M Fund Inc., at value...            --             --           --            --
Receivable from:
 John Hancock Varidable Series Trust I.........................            52         27,659       12,738     1,396,082
 M Fund Inc....................................................            --             --           --            --
                                                                   ----------    -----------  -----------   -----------
Total assets...................................................     4,592,213     63,531,973   27,121,459    62,405,912
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company..................             9         26,980       12,479     1,395,329
 M Fund Inc....................................................            --             --           --            --
Asset charges payable..........................................           348          5,377        2,063         3,814
                                                                   ----------    -----------  -----------   -----------
Total liabilities..............................................           357         32,357       14,542     1,399,143
                                                                   ----------    -----------  -----------   -----------
Net assets.....................................................    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                                                                   ==========    ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 1999


                                                                        Mid Cap     Small/Mid Cap   Real Estate      Growth&
                                                                         Value          Growth         Equity         Income
                                                                       Subaccount     Subaccount     Subaccount     Subaccount
                                                                      ------------  --------------  ------------   ------------
Assets
Cash...............................................................   $      1,422  $          701  $        611   $     17,877
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..........................................     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares of portfolios of M Fund Inc., at value.......             --              --            --             --
Receivable from:
 John Hancock Variable Series Trust I..............................         38,609         580,155            88        330,982
 M Fund Inc........................................................             --              --            --             --
                                                                      ------------  --------------  ------------   ------------
Total assets.......................................................     19,178,564      10,506,687     9,239,345    209,874,757
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company......................         38,404         580,049            --        328,424
 M Fund Inc........................................................             --              --            --             --
Asset charges payable..............................................          1,627             807           699         20,434
                                                                      ------------  --------------  ------------   ------------
Total liabilities..................................................         40,031         580,856           699        348,858
                                                                      ------------  --------------  ------------   ------------
Net assets.........................................................   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                                                                      ============  ==============  ============   ============

                                                                                    Short-Term    Small Cap    International
                                                                        Managed        Bond         Value      Opportunities
                                                                       Subaccount   Subaccount   Subaccount     Subaccount
                                                                       ----------   ----------   ----------    -------------
Assets
Cash                                                                  $     13,307  $       731  $     1,430    $     2,454
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value                                              125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares of portfolios of M Fund Inc., at value
Receivable from:
 John Hancock Variable Series Trust I
                                                                            34,311          215      189,514          1,308
 M Fund Inc.  . . . .                                                           --           --           --             --
                                                                      ------------  -----------  -----------    -----------
Total assets  . . . .                                                  125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .                                                       32,402          114      189,306            955
 M Fund Inc.  . . . .                                                           --           --           --             --
Asset charges payable                                                       15,216          832        1,639          2,808
                                                                      ------------  -----------  -----------    -----------
Total liabilities . .                                                       47,618          946      190,945          3,763
                                                                      ------------  -----------  -----------    -----------
Net assets  . . . . .                                                 $125,710,809  $11,728,988  $18,783,396    $31,535,049
                                                                      ============  ===========  ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                                                  HIGH
                                                          BOND      SMALL/ MID    YIELD
                                                         INDEX       CAP CORE     BOND
                                                       SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                       ----------   ----------  ----------
ASSETS
Cash...............................................    $      374   $       56  $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at value....     5,126,051      616,813   4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value...............................            --           --          --
Receivable from:
 John Hancock Variable Series Trust I..............            87            7     906,251
 M Fund Inc........................................            --           --          --
                                                       ----------   ----------  ----------
Total assets.......................................     5,126,512      616,876   5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance  Company.....            20           --     906,193
 M Fund Inc........................................            --           --          --
Asset charges payable..............................           441           63         368
                                                       ----------   ----------  ----------
Total liabilities..................................           461           63     906,561
                                                       ----------   ----------  ----------
Net assets.........................................    $5,126,051   $616,813    $4,273,214
                                                       ==========   ========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                            LARGE CAP GROWTH SUBACCOUNT             SOVEREIGN BOND SUBACCOUNT
                                                      ---------------------------------------  -----------------------------------
                                                          1999         1998          1997         1999          1998        1997
                                                      -----------   -----------   -----------  -----------   ----------   --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............   $17,558,034   $ 6,312,073   $ 2,884,498  $ 2,851,613   $2,190,901   $855,742
 M Fund Inc........................................            --            --            --           --           --         --
                                                      -----------   -----------   -----------  -----------   ----------   --------
Total investment income............................    17,558,034     6,312,073     2,884,498    2,851,613    2,190,901    855,742
Expenses:
 Mortality and expense risks.......................       324,595       168,652        91,256      126,407       93,556     39,184
                                                      -----------   -----------   -----------  -----------   ----------   --------
Net investment income..............................    17,233,439     6,143,421     2,793,242    2,725,206    2,097,345    816,558
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses).......................     5,003,007     1,750,881       619,721   (1,391,910)     185,230     80,538
 Net unrealized appreciation (depreciation)
  during the period................................    (2,053,672)    8,041,022     2,301,920   (1,837,190)    (378,058)    63,687
                                                      -----------   -----------   -----------  -----------   ----------   --------
Net realized and unrealized gain
 (loss) on investments.............................     2,949,335     9,791,903     2,921,641   (3,229,100)    (192,828)   144,225
                                                      -----------   -----------   -----------  -----------   ----------   --------
Net increase (decrease) in net
 assets resulting from operations..................   $20,182,774   $15,935,324   $ 5,714,883  $  (503,894)  $1,904,517   $960,783
                                                      ===========   ===========   ===========  ===========   ==========   ========

                                                       INTERNATIONAL EQUITY INDEX SUBACCOUNT      SMALL CAP GROWTH SUBACCOUNT
                                                      ---------------------------------------  -----------------------------------
                                                         1999          1998           1997         1999         1998        1997
                                                      ----------    -----------   -----------  -----------   ----------   --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............   $   936,475   $ 1,930,710   $   422,913  $ 3,697,955   $       --   $    473
 M Fund Inc........................................            --            --            --           --           --         --
                                                      -----------   -----------   -----------  -----------   ----------   --------
Total investment income............................       936,475     1,930,710       422,913    3,697,955           --        473
Expenses:
 Mortality and expense risks.......................        81,058        45,651        33,893       60,221       22,593      6,547
                                                      -----------   -----------   -----------  -----------   ----------   --------
Net investment income (loss).......................       855,417     1,885,059       389,020    3,637,734      (22,593)    (6,074)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains................................       753,750       152,030       244,810    2,548,944       58,729     21,707
 Net unrealized appreciation (depreciation)
  during the period................................     4,871,167        78,480    (1,219,540)   3,920,455    1,070,805    126,699
                                                      -----------   -----------   -----------  -----------   ----------   --------
Net realized and unrealized gain (loss)
 on investments....................................     5,624,917       230,510      (974,730)   6,469,399    1,129,534    148,406
                                                      -----------   -----------   -----------  -----------   ----------   --------
Net increase (decrease) in net
 assets resulting from operations..................   $ 6,480,334   $ 2,115,569   $  (585,710) $10,107,133   $1,106,941   $142,332
                                                      ===========   ===========   ===========  ===========   ==========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                    INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                                                    ----------------------------------   ---------------------------------
                                                        1999         1998       1997         1999         1998        1997
                                                    -----------   ----------  ---------   -----------  ----------   --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............   $   372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc......................................            --           --         --            --          --         --
                                                    -----------   ----------  ---------   -----------  ----------   --------
Total investment income..........................       372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense risks.....................        13,792        9,687      4,443       102,248      26,123      8,287
                                                    -----------   ----------  ---------   -----------  ----------   --------
Net investment income (loss).....................       358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains..............................        15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized appreciation (depreciation)
  during the
  period.........................................      (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                                                    -----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain (loss) on investments...........      (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                                                    -----------   ----------  ---------   -----------  ----------   --------
Net increase (decrease) in net
 assets resulting from operations................   $   200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                                                    ===========   ==========  =========   ===========  ==========   ========





                                                        LARGE CAP VALUE SUBACCOUNT             MONEY MARKET SUBACCOUNT
                                                    -----------------------------------   ---------------------------------
                                                       1999          1998        1997        1999        1998         1997
                                                    ------------  ----------  ---------   ----------   ----------   --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............   $ 1,809,072   $  797,874  $ 194,199   $3,279,928   $1,854,829   $758,434
 M Fund Inc......................................            --           --         --           --           --         --
                                                    -----------   ----------  ---------   ----------   ----------   --------
Total investment income..........................     1,809,072      797,874    194,199    3,279,928    1,854,829    758,434
Expenses:
 Mortality and expense risks.....................        88,877       41,415     11,163      291,398      167,813     66,882
                                                    -----------   ----------  ---------   ----------   ----------   --------
Net investment income............................     1,720,195      756,459    183,036    2,988,530    1,687,016    691,552
Net realized and unrealized gain investments:
 Net realized gains..............................       705,454      330,827    164,821           --           --         --
 Net unrealized appreciation (depreciation)
  during the period..............................    (2,181,112)     145,355    279,449           --           --         --
                                                    -----------   ----------  ---------   ----------   ----------   --------
Net realized and unrealized gain
 (loss) on investments...........................    (1,475,658)     476,182    444,270           --           --         --
                                                    -----------   ----------  ---------   ----------   ----------   --------
Net increase in net assets resulting from
 operations......................................   $   244,537   $1,232,641  $ 627,306   $2,988,530   $1,687,016   $691,552
                                                    ===========   ==========  =========   ==========   ==========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   -----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  ----------   -----------   --------   -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $  110,190   $   120,469   $446,081   $ 1,421,656   $   142,469   $   878,600
 M Fund Inc....................................           --            --         --            --            --            --
                                                  ----------   -----------   --------   -----------   -----------   -----------
Total investment income........................      110,190       120,469    446,081     1,421,656       142,469       878,600
Expenses:
 Mortality and expense risks...................       68,611        45,020     11,421        32,995        34,432        35,934
                                                  ----------   -----------   --------   -----------   -----------   -----------
Net investment income..........................       41,579        75,449    434,660     1,388,661       108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................     (860,332)     (538,516)   101,787        13,375       232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period............................    1,757,919      (830,390)   (39,717)   (1,001,208)      236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments...................................      897,587    (1,368,906)    62,070      (987,833)      468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations...............................   $  939,166   $(1,293,457)  $496,730   $   400,828   $   576,616   $   409,584
                                                  ==========   ===========   ========   ===========   ===========   ===========


                                                    REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                  -----------------------------------   --------------------------------------
                                                     1999         1998         1997        1999          1998          1997
                                                  ----------   -----------   --------   ------------  -----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $  544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc....................................           --            --         --            --            --           --
                                                  ----------   -----------   --------   -----------   -----------   ----------
Total investment income........................      544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense risks...................       29,468        22,716     13,879       715,377       290,361      169,135
                                                  ----------   -----------   --------   -----------   -----------   ----------
Net investment income..........................      515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................     (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized appreciation (depreciation)
  during the period............................       80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                                                  ----------   -----------   --------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments...................................     (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                                                  ----------   -----------   --------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations...............................   $ (139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                                                  ==========   ===========   ========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                                 Managed Subaccount                Short-term Bond Subaccount
                                                        ------------------------------------  -------------------------------------
                                                           1999          1998        1997        1999          1998          1997
                                                        ----------    ----------  ----------  ----------   -----------   ----------
Investment income:
Distributions received  from:
 John Hancock Variable Series Trust I  ..............   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc..........................................            --           --          --          --            --           --
                                                        -----------   ----------  ----------  ----------   -----------    ---------

Total investment income .............................    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542

Expenses:
 Mortality and expense risks ........................       495,544      121,905      65,383      50,128        50,947       20,551
                                                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income................................    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses).........................     2,233,258      278,186     171,318    (441,667)       24,740       35,294

 Net unrealized appreciation (depreciation)
  during the period..................................    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                                                        -----------   ----------  ---------- -----------   -----------    ---------
Net realized and unrealized gain (loss) on
  investments........................................    (4,185,811)   2,069,417     886,549     527,421)     (112,259)       9,318
                                                        -----------   ----------  ---------- -----------   -----------    ---------
Net increase in net assets resulting from
 operations..........................................   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                                                        ===========   ==========  ==========  ==========   ===========    =========

                                                                                                  International Opportunities
                                                               Small Cap Value Subaccount                  Subaccount
                                                            --------------------------------   ---------------------------------
                                                                1999       1998       1997        1999        1998        1997
                                                            ----------  ---------   ---------  ----------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I....................   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
  M Fund Inc.............................................          --          --         --           --          --          --
                                                            ---------   ---------   --------   ----------  ----------   ---------

Total investment income..................................     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense risks ............................      64,613      33,335      8,494       90,191      50,003      13,177
                                                            ---------   ---------   --------   ----------  ----------   ---------
Net investment income....................................     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses).............................    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized appreciation (depreciation) during
     the period .........................................     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                                                            ---------   ---------   --------   ----------  ----------   ---------
Net realized and unrealized gain
 (loss) on investments...................................    (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                                                            ---------   ---------   --------   ----------  ----------   ---------
Net increase (decrease) in net assets resulting  from
 operations .............................................   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                                                            =========   =========   ========   ==========  ==========   =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========


                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======

                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========

---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      STATEMENTS OF CHANGES IN NET ASSETS

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................  $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)............     5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period......    (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations..............    20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders........    75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders..........   (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions...........................    30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets..............    50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period.......    65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period.............  $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========

                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..............  $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains........................       753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period........................     4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.................     6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders...........    53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders.............   (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions.................    14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets.................    20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period..........    12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period................  $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............ $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains......................      15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period.......    (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations...............     200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders.........   6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders...........  (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions..........   1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets...............   1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period........   3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period.............. $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============

                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income................. $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains....................      705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period.....   (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations.......................      244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders.......   37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders.........  (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................   10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period......   16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period............ $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income.....................  $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses)...............      (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period........................     1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations................................       939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders...........    32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders.............   (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets......     3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period..........    15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period................  $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========


                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income..................  $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)............      (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period......        80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations.............................      (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders........    22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders..........   (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions...........................     4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets..............     4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period.......     4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period.............  $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income....................  $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)..............     2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period........    (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations...............................     6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders..........   113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders............   (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets.....    85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period.........    40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period...............  $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========

                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   --------------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income....................   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses)..............       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period.......................        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations................       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders..........     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders............    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions................      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets................      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period.........     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period...............   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                      EQUITY INDEX SUBACCOUNT                     GLOBAL BOND SUBACCOUNT
                                             ---------------------------------------    -------------------------------------------
                                                 1999          1998          1997           1999           1998           1997
                                             -------------  ------------  -----------   -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:from operations:
 Net investment income....................   $   5,503,450   $  1,211,729   $  378,697  $    424,767   $     283,651  $     71,030
 Net realized gains (losses)..............
 Net unrealized appreciation (depreciation)      7,681,081        691,270      901,978      (204,675)         81,659         8,335
  during the period.......................       4,978,509      6,098,919      392,256      (433,526)         43,608       (11,727)
                                             -------------   ------------   ----------   -----------   -------------  ------------
Net increase (decrease) in net assets
 resulting from operations................      17,863,040      8,001,918    1,672,931      (213,434)        408,918        67,638
From policyholder transactions:
 Net premiums from policyholders..........     225,994,914     60,690,933    23,412,687   11,387,398       9,258,713     1,828,179
 Net benefits to policyholders............    (147,909,470)   (31,166,123)   (9,622,006) (10,615,019)     (3,008,341)     (534,164)
                                             -------------   ------------   ----------   -----------   -------------  ------------
Net increase in net assets resulting from
 policyholder transactions................      78,085,444     29,524,810    13,790,681      772,379       6,250,372     1,294,015
                                             -------------   ------------   ----------   -----------   -------------  ------------
Net increase in net assets................      95,948,484     37,526,728    15,463,612      558,945       6,659,290     1,361,653
Net assets at beginning of period.........      53,964,647     16,437,919       974,307    8,279,571       1,620,281       258,628
                                             -------------   ------------   ----------   -----------   -------------  ------------
Net assets at end of period...............   $ 149,913,131   $ 53,964,647   $16,437,919  $ 8,838,516   $   8,279,571  $  1,620,281
                                             =============   ============   ===========  ===========   =============  ============

                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains..........................     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period..........................     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations..................................     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders.............    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders...............    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions...................    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets...................    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period............     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period..................   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,





                                                   FRONTIER CAPITAL APPRECIATION                    ENHANCED U.S.
                                                             SUBACCOUNT                           EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................   $   449,994   $     9,897   $  118,150   $   518,137   $    68,233   $  14,857
 Net realized gains..........................       624,068      (445,752)     614,358       264,436        87,723       4,177
 Net unrealized appreciation (depreciation)
  during the period..........................     3,431,408       432,064     (368,570)      151,562        89,677       6,844
                                                -----------   -----------   ----------   -----------  ------------ -----------
Net increase in net assets resulting from
 operations..................................     4,505,470        (3,791)     363,938       934,135       245,633      25,878
From policyholder transactions:
 Net premiums from policyholders.............    25,135,447    13,982,031   10,030,418     6,480,741     3,031,309     475,503
 Net benefits to policyholders...............   (22,331,613)   (9,695,520)  (5,969,436)   (3,151,279)   (1,299,530)     (4,176)
                                                -----------   -----------   ----------   -----------   ------------   --------
Net increase in net assets resulting from
 policyholder transactions...................     2,803,834     4,286,511    4,060,982     3,329,462     1,731,779     471,327
                                                -----------   -----------   ----------   -----------   ------------   --------
Net increase in net assets...................     7,309,304     4,282,720    4,424,920     4,263,597     1,977,412     497,205
Net assets at beginning of period............     9,675,718     5,392,998      968,078     2,474,617       497,205           0
                                                -----------   -----------   ----------   -----------   ------------   --------
Net assets at end of period..................   $16,985,022   $ 9,675,718   $5,392,998   $ 6,738,214   $ 2,474,617    $497,205
                                                ===========   ===========   ==========   ===========   ============   ========

                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income......................   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses)................        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period.........................        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations..................      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders............     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders..............    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions..................      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets..................      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period...........        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period.................   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)............... $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses).............      65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period....     (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations............     107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders........   5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders........  (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions..........     205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets................     313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period................ $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1.   ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

   Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

   Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3.   TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.   DETAILS OF INVESTMENTS

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


                       PORTFOLIO          SHARES OWNED      COST          VALUE
                       ---------          ------------  ------------   ------------
          Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
          Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
          International Equity Index  .     1,689,937     29,224,059     33,198,674
          Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
          International Balanced  . . .       428,930      4,680,715      4,591,856
          Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
          Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
          Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
          Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
          Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
          Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
          Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
          Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
          Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
          Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
          International Opportunities .     2,078,452     26,831,679     31,535,049
          Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
          Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
          Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
          Brandes International Equity      1,122,129     13,875,593     17,415,296
          Frontier Capital Appreciation       804,225     13,485,020     16,985,022
          Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
          Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
          Global Equity . . . . . . . .        68,965        784,773        836,878
          Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
          Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
          High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


                       PORTFOLIO                 PURCHASES        SALES
                       ---------                ------------  --------------
          Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
          Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
          International Equity Index  . . . .     32,519,440     17,541,313
          Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
          International Balanced  . . . . . .      3,415,587      1,768,784
          Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
          Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
          Money Market  . . . . . . . . . . .    304,141,849    329,646,739
          Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
          Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
          Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
          Growth & Income . . . . . . . . . .    144,949,345     32,223,136
          Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
          Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
          Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
          International Opportunities . . . .     24,767,973     17,918,215
          Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
          Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
          Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
          Brandes International Equity  . . .     10,664,333      3,583,615
          Frontier Capital Appreciation . . .     13,387,462     10,133,633
          Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
          Emerging Markets Equity . . . . . .      9,682,573      7,242,444
          Global Equity . . . . . . . . . . .      2,167,637      1,624,954
          Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
          Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
          High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. Net Assets

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                                    VEP Class #1                VEP Class #2                VEP Class #3
                                             --------------------------  --------------------------  --------------------------
                                             Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
          Portfolio                             Shares     Share Values     Shares     Share Values     Shares      Share Values
          ---------                          ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth........................       432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond...........................      226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index...............      205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth.........................      151,029         21.68        131,551        21.71        42,832          21.76
International Balanced...................       21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth...........................      202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value..........................      191,629         16.15        140,376        16.18         4,476          16.21
Money Market.............................      613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value............................      106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth.....................       83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity.......................       94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income..........................      945,411         30.90        579,234        31.00       212,540          31.09
Managed..................................      554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond..........................       94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value..........................      114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities..............      115,902         16.52        159,219        16.55         2,521          16.58
Equity Index.............................      442,683         23.06        565,394        23.10       189,577          23.14
Global Bond..............................       55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth.......................       31,697         28.29         15,337        28.36            --             --
Brandes International Equity.............       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation............       20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity.....................        3,102         17.47             --        17.50            --             --
Emerging Markets Equity..................       31,332         12.77        114,481        12.78         4,803          12.79
Global Equity............................       11,223         12.22         15,873        12.23           777          12.24
Bond Index...............................       99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE.......................       12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond..........................       51,021         10.09         40,169        10.10            --             --

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                                V Coli  Class #4            V Coli  Class #5            V Coli Class #6
                                           --------------------------  --------------------------  --------------------------
                                           Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
          Portfolio                           Shares     Share Values     Shares     Share Values     Shares      Share Values
          ---------                        ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth.........................    646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond...........................     17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index...............     63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth.........................     90,088         22.04        39,929         22.05        38,804          22.07
International Balanced...................     68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth...........................    146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value..........................    151,753         16.42       133,066         16.43       416,273          16.44
Money Market.............................    218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value............................     69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth.....................     27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity.......................     58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income..........................    641,268         30.84       447,326         30.87        16,723          30.91
Managed..................................    162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond..........................     99,163         13.21       351,710         13.22            --             --
Small Cap Value..........................     32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities..............    203,225         16.80       157,727         16.80        74,340          16.81
Equity Index.............................    324,024         23.44        37,253         23.46       533,298          23.47
Global Bond..............................     54,500         12.35         9,809         12.36            --             --
Turner Core Growth.......................      7,772         28.80        12,496         28.83            --             --
Brandes International Equity.............    104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation............     74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity.....................     13,962         17.68             1         17.68            --             --
Emerging Markets Equity..................         --            --        24,692         12.87            --             --
Global Equity............................         --            --            --         12.32            --             --
Bond Index...............................      2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE.......................         --            --            --         10.84            --             --
High Yield Bond..........................      1,998         10.18           310         10.18        85,180          10.18

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                         Medallion Executive VlI Class #7         MVEP Class #8               MVUL Class #9
                                        ---------------------------------   --------------------------  --------------------------
                                          Accumulation      Accumulation    Accumulation  Accumulation  Accumulation   Accumulation
         Portfolio                           Shares         Share Values       Shares     Share Values     Shares      Share Values
         ---------                      ----------------  ----------------  ------------  ------------  ------------  --------------
Large Cap Growth....................          92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond......................          57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index..........         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth....................         193,672            21.70          298,417        21.90       197,401          24.61
International Balanced..............          52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth......................         168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value.....................         269,931            16.17          125,284        16.31       115,052          13.95
Money Market........................         280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value.......................         412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth................           3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity..................          39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income.....................         828,857            68.13        1,383,220        21.88       552,475          19.13
Managed.............................       2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond.....................          63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value.....................         473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities.........         559,454            16.54          227,841        16.68       335,763          15.97
Equity Index........................         477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond.........................         146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth..................              --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity.............................              --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation.......................              --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity................              --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity.............          45,954            12.77           18,062        12.82        40,257          12.82
Global Equity.......................           2,967            12.23            4,588        12.28        29,228          12.28
Bond Index..........................          18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE..................              --               --           16,742        10.81           477          10.81
High Yield Bond.....................          34,470            10.10           82,547        10.14        72,026          10.14

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                               MVUL 98 Class #10           MVEP 98 Class #11           MEVL II Class #12
                                           --------------------------  --------------------------  --------------------------
                                           Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
          Portfolio                           Shares     Share Values     Shares     Share Values     Shares      Share Values
          ---------                        ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth......................        221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond........................        122,492        11.71        96,742         12.44          --             --
International Equity Index............         40,197        15.54        68,833         15.05          --             --
Small Cap Growth......................        158,068        24.61        34,357         21.90          --             --
International Balanced................         22,819        12.85         3,040         13.41          --             --
Mid Cap Growth........................        291,628        39.83       111,636         35.92          --             --
Large Cap Value.......................         66,485        13.95        73,993         16.31          --             --
Money Market..........................        575,670        11.42       718,107         11.94          --             --
Mid Cap Value.........................         62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth..................         15,710        12.85        20,460         12.63          --             --
Real Estate Equity....................         10,691         9.54         7,405         12.27          --             --
Growth & Income.......................      1,047,922        19.13       196,321         21.88          --             --
Managed...............................         55,779        15.37        43,618         16.81          --             --
Short-Term Bond.......................         26,887        11.43        31,697         11.93          --             --
Small Cap Value.......................         22,247        11.80        40,374         12.43          --             --
International Opportunities...........         39,238        15.97        35,379         16.68          --             --
Equity Index..........................      1,960,860        19.87       440,030         23.29          --             --
Global Bond...........................         35,346        11.58        51,458         12.27          --             --
Turner Core Growth....................        377,311        24.67       142,883         25.66          --             --
Brandes International Equity..........         82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation.........         90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity..................         48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity...............          7,584        12.82         3,832         12.82          --             --
Global Equity.........................          1,070        12.28         2,561         12.28          --             --
Bond Index............................        137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE....................         10,536        10.81         8,881         10.81          --             --
High Yield Bond.......................         15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                                              Vep Class #13
                                        ---------------------------
                                        Accumulation   Accumulation
          Portfolio                        Shares      Share Values
          ---------                     ------------  -------------
Large Cap Growth...................          --             --
Sovereign Bond.....................          --             --
International Equity Index.........          --             --
Small Cap Growth...................          --             --
International Balanced.............          --             --
Mid Cap Growth.....................          --             --
Large Cap Value....................          --             --
Money Market.......................          --             --
Mid Cap Value......................          --             --
Small/Mid Cap Growth...............          --             --
Real Estate Equity.................          --             --
Growth & Income....................          --             --
Managed............................          --             --
Short-Term Bond....................          --             --
Small Cap Value....................          --             --
International Opportunities .......          --             --
Equity Index.......................          --             --
Global Bond .......................          --             --
Turner Core Growth  . . . . .......          --             --
Brandes International Equity.......          --             --
Frontier Capital Appreciation......          --             --
Enhanced U.S. Equity...............          --             --
Emerging Markets Equity............          --             --
Global Equity......................          --             --
Bond Index.........................          --             --
Small/Mid Cap CORE.................          --             --
High Yield Bond....................          --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word Or Phrase            Page   Key Word Or Phrase                     Page
Account . . . . . . .           34                                            41
account value . . . .            9                                            36
Additional Sum Insured          16                                            16
annual processing date          17                                            18
asset-based risk
 charge . . . . . . .           10                                            17
attained age. . . . .           10                                             5
Basic Sum Insured . .           16                                            15
beneficiary . . . . .           44                                            11
business day. . . . .           35                                            20
changing Option A or B          19                                             7
changing the Total Sum
 Insured. . . . . . .           19                                            36
charges . . . . . . .            9                                            18
Code. . . . . . . . .           40                                            36
cost of insurance
 rates. . . . . . . .           10                                             5
date of issue . . . .           36                                             3
death benefit . . . .            5                                            22
deductions. . . . . .            9                                             7
                                 1
dollar cost averaging            5                                             9
expenses of the Trusts          11                                             2
fixed investment
 option . . . . . . .           35                                            34
full surrender. . . .           15                                             2
                                                                               1
fund. . . . . . . . .            2                                             6
grace period. . . . .            7                                            34
guaranteed minimum
 death benefit  . . .            7                                            15
Guaranteed Minimum
 Death Benefit Premium           8                                            15
insurance charge. . .           10                                            10
insured person. . . .            5                                            40
investment options. .            1                                            22
JHVLICO . . . . . . .           34                                            16
lapse . . . . . . . .            7                                            14

loan. . . . . . . . .           15                                             2
                                 1
loan interest . . . .            6                                             1

maximum premiums. . .            6                                            34
Minimum Initial
 Premium. . . . . . .           35                                            15
minimum insurance
 amount . . . . . . .           17                                            11

minimum premiums. . .            6                                             5

                       PROSPECTUS DATED NOVEMBER 1, 2000

                      MAJESTIC VARIABLE ESTATE PROTECTION

        a flexible premium variable life survivorship insurance policy issued by
           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

      The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

Variable Investment Option                                        Managed By
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
Managed.....................................................      Independence Investment Associates, Inc. and
                                                                   Capital Guardian Trust Company
Growth & Income.............................................      Independence Investment Associates, Inc. and
                                                                   Putnam Investment Management, Inc.
Fidelity VIP Contrafund/(R)/................................      Fidelity Management and Research Company
Equity Index................................................      State Street Global Advisors
Large Cap Value.............................................      T. Rowe Price Associates, Inc.
American Leaders Large Cap Value............................      Federated Investment Management Company
Large Cap Growth............................................      Independence Investment Associates, Inc.
Large Cap Aggressive Growth.................................      Alliance Capital Management L.P.
Fidelity VIP Growth.........................................      Fidelity Management and Research Company
AIM V.I. Value..............................................      A I M Advisors, Inc.
Janus Aspen Global Technology...............................      Janus Capital Corporation
Mid Cap Value...............................................      Neuberger Berman, LLC
Mid Cap Growth..............................................      Janus Capital Corporation
Fundamental Growth..........................................      Putnam Investment Management, Inc.
Real Estate Equity..........................................      Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment
                                                                   Management Inc.
Small/Mid Cap CORE /SM/.....................................      Goldman Sachs Asset Management
Small/Mid Cap Growth........................................      Wellington Management Company, LLP
Small Cap Equity............................................      Capital Guardian Trust Company
Small Cap Growth............................................      John Hancock Advisers, Inc.
MFS New Discovery...........................................      MFS Investment Management/(R)/
Global Balanced.............................................      Capital Guardian Trust Company
Janus Aspen Worldwide Growth................................      Janus Capital Corporation
Templeton International Securities..........................      Templeton Investment Counsel, Inc.
International Equity Index..................................      Independence International Associates, Inc.
International Opportunities..................................     T. Rowe Price International, Inc.
                                                                  Morgan Stanley Dean Witter Investment Management
Emerging Markets Equity.....................................       Inc.
Short-Term Bond.............................................      Independence Investment Associates, Inc.
Bond Index..................................................      Mellon Bond Associates, LLP
Active Bond.................................................      John Hancock Advisers, Inc.
Core Bond...................................................      Federated Investment Management Company
Global Bond.................................................      Capital Guardian Trust Company
High Yield Bond.............................................      Wellington Management Company, LLP
Money Market................................................      John Hancock Life Insurance Company
Brandes International Equity................................      Brandes Investment Partners, L.P.
Turner Core Growth..........................................      Turner Investment Partners, Inc.
Frontier Capital Appreciation...............................      Frontier Capital Management Company, LLC
Clifton Enhanced U.S. Equity................................      The Clifton Group
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".
  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *


                         JHVLICO Life Servicing Office
                         -----------------------------

             Express Delivery                     U.S. Mail
             ----------------                     ---------
           529 Main Street (X-4)                 P.O. Box 111
           Charlestown, MA 02129               Boston, MA 02117



                             Phone: 1-800-521-1234

                              Fax:1-617-572-6956

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 126.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                            * * * * * * * * * * * *

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                               Beginning on page
--------
 .What is the policy?...........................................                5
 .Who owns the policy?..........................................                5
 .How can I invest money in the policy?.........................                5
 .Is there a minimum amount I must invest?......................                6
 .How will the value of my investment in the policy change
over time?.....................................................                8
 .What charges will JHVLICO deduct from my investment in
the policy?....................................................                9
 .What charges will the Trusts deduct from my investment in
the policy?....................................................               11
 .What other charges could JHVLICO impose in the future?........               13
 .How can I change my policy's investment allocations?..........               14
 .How can I access my investment in the policy?.................               14
 .How much will JHVLICO pay when the last insured person
dies?..........................................................               16
 .How can I change my policy's insurance coverage?..............               17
 .Can I cancel my policy after it's issued?.....................               18
 .Can I choose the form in which JHVLICO pays out policy
proceeds?......................................................               18
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?..........................               19
 .How will my policy be treated for income tax purposes?........               20
 .How do I communicate with JHVLICO?............................               20

Here are the page numbers where the questions and answers appear:

 What is the policy?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 Who owns the policy?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 How can I invest money in the policy?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 Is there a minimum amount I must invest?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 How will the value of my investment in the policy change over time?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

 What charges will JHVLICO deduct from my investment in the policy?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge imposed if you elect
 -------------------------------------------
  this rider. It is deducted only from premiums received in the first policy year. The charge is 2% of premiums paid in the first policy year up to the Target Premium.

 . Optional benefits charge - A charge imposed for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .20% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 What charges will the Trusts deduct from my investment in the policy?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed................................     0.67%           N/A              0.03%         0.70%           0.03%
Growth & Income........................     0.67%           N/A              0.03%         0.70%           0.03%
Equity Index...........................     0.14%           N/A              0.00%         0.14%           0.08%
American Leaders Large Cap Value.......     0.80%           N/A              0.10%         0.90%            N/A
Large Cap Growth.......................     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth............     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value..........................     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth.........................     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Growth *...................     0.90%           N/A              0.10%         1.00%           0.24%
Real Estate Equity.....................     1.01%           N/A              0.10%         1.11%           0.10%
Small/Mid Cap CORE /SM/................     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth...................     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Equity *.....................     0.90%           N/A              0.10%         1.00%           0.16%
Small Cap Growth.......................     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *......................     1.05%           N/A              0.10%         1.15%           0.46%
International Equity Index.............     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities............     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity................     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond........................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *..........................     0.61%           N/A              0.03%         0.64%           0.03%
Core Bond..............................     0.70%           N/A              0.10%         0.80%            N/A
Global Bond............................     0.85%           N/A              0.10%         0.95%           0.15%
High Yield Bond........................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value.........................     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth...................      0.58%          0.10%             0.07%         0.75%           0.09%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund/(R)/  . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology . . . . .     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth. . . . . .     0.65%          0.25%             0.05%         0.95%           0.05%

MFS VARIABLE INSURANCE TRUST
    (NOTE 5):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

M FUND, INC.  (NOTE 6):
Brandes International Equity  . . . . .     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth  . . . . . . . . . .     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation . . . . .     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity ** . . . .     0.55%           N/A              0.25%         0.80%           1.08%

NOTES TO FUND EXPENSE TABLE

  (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). All percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates for the current fiscal year because the funds were not in operation in 1999. Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999.

   * Fundamental Growth was formerly "Fundamental Mid Cap Growth", Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

        "CORE /SM"/ IS A SERVICE MARK OF GOLDMAN, SACHS & CO.

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999.
     All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (6) M Fund, Inc. Funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a Fund when the Fund's other operating expenses exceed 0.25% of that Fund's average daily net assets.

   ** Clifton Enhanced U.S. Equity Fund was formerly "Enhanced U.S. Equity
    Fund".


 What other charges could JHVLICO impose in the future?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 How can I change my policy's investment allocations?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 How can I access my investment in the policy?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 How much will JHVLICO pay when the last insured person dies?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Enhanced cash value rider

  In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

 How can I change my policy's insurance coverage?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

 Can I cancel my policy after it's issued?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trusts prior to that date. The date of cancellation will be the date of such mailing or delivery.

 Can I choose the form in which JHVLICO pays out policy proceeds?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 How will my policy be treated for income tax purposes?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

 How do i communicate with JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -0.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a standard non-smoker underwriting risk when the policy is issued and for a female insured person who is 50 years old and a standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trusts. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

Plan: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Nonsmoker Underwriting Class
      Female, Issue Age 50, Nonsmoker Underwriting Class
      Option A Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Current Charges and CVAT Test


                                      Death Benefit                  Surrender Value
                             -------------------------------  ------------------------------
                                  Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    -------------------------------  ------------------------------
 Year    5% annual interest     0%          6%        12%        0%        6%         12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  ----------
   1            16,768       1,000,000  1,000,000  1,000,000    9,156      9,737      10,319
   2            34,374       1,000,000  1,000,000  1,000,000   21,313     23,188      25,134
   3            52,861       1,000,000  1,000,000  1,000,000   31,669     35,573      39,780
   4            72,271       1,000,000  1,000,000  1,000,000   42,837     49,539      57,040
   5            92,653       1,000,000  1,000,000  1,000,000   53,759     64,058      76,040
   6           114,053       1,000,000  1,000,000  1,000,000   65,866     80,654      98,535
   7           136,524       1,000,000  1,000,000  1,000,000   77,662     97,882     123,292
   8           160,118       1,000,000  1,000,000  1,000,000   89,119    115,741     150,530
   9           184,891       1,000,000  1,000,000  1,000,000  100,204    134,234     180,497
  10           210,904       1,000,000  1,000,000  1,000,000  110,947    153,423     213,534
  11           238,217       1,000,000  1,000,000  1,000,000  122,938    174,997     251,691
  12           266,895       1,000,000  1,000,000  1,000,000  134,872    197,712     294,099
  13           297,008       1,000,000  1,000,000  1,000,000  146,738    221,615     341,215
  14           328,626       1,000,000  1,000,000  1,000,000  158,515    246,745     393,535
  15           361,825       1,000,000  1,000,000  1,000,000  170,194    273,154     451,626
  16           396,684       1,000,000  1,000,000  1,000,000  181,754    300,888     516,102
  17           433,286       1,000,000  1,000,000  1,092,768  193,175    329,996     587,552
  18           471,718       1,000,000  1,000,000  1,200,922  204,441    360,535     666,673
  19           512,072       1,000,000  1,000,000  1,317,046  215,524    392,558     754,272
  20           554,444       1,000,000  1,000,000  1,441,982  226,400    426,125     851,236
  25           800,279       1,000,000  1,000,000  2,239,247  277,680    621,581   1,516,370
  30         1,114,034       1,000,000  1,144,929  3,447,575  311,274    864,656   2,603,625
  35         1,514,473       1,000,000  1,410,255  5,301,637  302,436  1,155,692   4,344,646

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan:  Flexible Premium Variable Life Survivorship
       $1,000,000 Total Sum Insured
       Male, Issue age 55, Nonsmoker Underwriting Class
       Female, Issue Age 50, Nonsmoker Underwriting Class
       Option B Death Benefit
       No Guaranteed Minimum Death Benefit after tenth Policy Year Planned Premium: $15,969*
       Using Current Charges and CVAT Test

                                      Death Benefit                  Surrender Value
                             -------------------------------  ------------------------------
                                  Assuming Hypothetical           Assuming Hypothetical
End of    Planned Premiums       Gross Annual Return of          Gross Annual Return of
Policy     Accumulated at    -------------------------------  ------------------------------
 Year    5% Annual Interest     0%         6%         12%       0%        6%          12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  ----------
   1            16,768       1,009,155  1,009,737  1,010,319    9,155      9,737      10,319
   2            34,374       1,020,512  1,022,387  1,024,332   21,311     23,186      25,131
   3            52,861       1,031,659  1,035,563  1,039,768   31,659     35,563      39,768
   4            72,271       1,042,814  1,049,512  1,057,009   42,814     49,512      57,009
   5            92,653       1,053,711  1,063,999  1,075,969   53,711     63,999      75,969
   6           114,053       1,065,775  1,080,540  1,098,393   65,775     80,540      98,393
   7           136,524       1,077,506  1,097,678  1,123,028   77,506     97,678     123,028
   8           160,118       1,088,864  1,115,398  1,150,069   88,864    115,398     150,069
   9           184,891       1,099,809  1,133,683  1,179,731   99,809    133,683     179,731
  10           210,904       1,110,368  1,152,585  1,212,322  110,368    152,585     212,322
  11           238,217       1,122,172  1,173,843  1,249,954  122,172    173,843     249,954
  12           266,895       1,133,909  1,196,203  1,291,730  133,909    196,203     291,730
  13           297,008       1,145,570  1,219,707  1,338,088  145,570    219,707     338,088
  14           328,626       1,157,128  1,244,384  1,389,498  157,128    244,384     389,498
  15           361,825       1,168,575  1,270,283  1,446,499  168,575    270,283     446,499
  16           396,684       1,179,885  1,297,436  1,509,669  179,885    297,436     509,669
  17           433,286       1,191,034  1,325,876  1,579,649  191,034    325,876     579,649
  18           471,718       1,201,997  1,355,642  1,657,154  201,997    355,642     657,154
  19           512,072       1,212,741  1,386,761  1,742,961  212,741    386,761     742,961
  20           554,444       1,223,227  1,419,259  1,837,929  223,227    419,259     837,929
  25           800,279       1,270,827  1,603,966  2,488,250  270,827    603,966   1,488,250
  30         1,114,034       1,293,291  1,813,025  3,547,996  293,291    813,025   2,547,996
  35         1,514,473       1,254,094  2,009,918  5,244,107  254,094  1,009,918   4,244,107

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

PLAN: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Nonsmoker Underwriting Class
      Female, Issue Age 50, Nonsmoker Underwriting Class
      Option A Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Maximum Charges and CVAT Test

                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ---------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000    8,850    9,419       9,991
   2            34,374       1,000,000  1,000,000  1,000,000   20,661   22,488      24,388
   3            52,861       1,000,000  1,000,000  1,000,000   30,630   34,420      38,510
   4            72,271       1,000,000  1,000,000  1,000,000   41,374   47,856      55,124
   5            92,653       1,000,000  1,000,000  1,000,000   51,833   61,763      73,334
   6           114,053       1,000,000  1,000,000  1,000,000   63,437   77,653      94,867
   7           136,524       1,000,000  1,000,000  1,000,000   74,690   94,073     118,462
   8           160,118       1,000,000  1,000,000  1,000,000   85,563  111,014     144,305
   9           184,891       1,000,000  1,000,000  1,000,000   96,027  128,469     172,610
  10           210,904       1,000,000  1,000,000  1,000,000  106,043  146,424     203,605
  11           238,217       1,000,000  1,000,000  1,000,000  116,509  165,858     238,604
  12           266,895       1,000,000  1,000,000  1,000,000  126,412  185,787     276,940
  13           297,008       1,000,000  1,000,000  1,000,000  135,679  206,170     318,937
  14           328,626       1,000,000  1,000,000  1,000,000  144,216  226,950     364,952
  15           361,825       1,000,000  1,000,000  1,000,000  151,915  248,058     415,396
  16           396,684       1,000,000  1,000,000  1,000,000  158,656  269,425     470,754
  17           433,286       1,000,000  1,000,000  1,000,000  164,253  290,924     531,546
  18           471,718       1,000,000  1,000,000  1,077,165  168,652  312,555     597,971
  19           512,072       1,000,000  1,000,000  1,170,250  171,645  334,198     670,202
  20           554,444       1,000,000  1,000,000  1,268,177  173,036  355,757     748,635
  25           800,279       1,000,000  1,000,000  1,844,242  145,827  458,261   1,248,881
  30         1,114,034       1,000,000  1,000,000  2,600,060    5,089  530,271   1,963,578
  35         1,514,473              **  1,000,000  3,600,823       **  522,957   2,950,843

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Nonsmoker Underwriting Class
      Female, Issue Age 50, Nonsmoker Underwriting Class
      Option A Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Maximum Charges and CVAT Test

                                      Death Benefit                 Surrender Value
                             -------------------------------  ----------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ----------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  ----------
   1            16,768       1,008,849  1,009,419  1,009,990    8,849    9,419       9,990
   2            34,374       1,019,860  1,021,687  1,023,586   20,658   22,485      24,385
   3            52,861       1,030,621  1,034,410  1,038,499   30,621   34,410      38,499
   4            72,271       1,041,351  1,047,830  1,055,094   41,351   47,830      55,094
   5            92,653       1,051,787  1,061,706  1,073,265   51,787   61,706      73,265
   6           114,053       1,063,350  1,077,544  1,094,730   63,350   77,544      94,730
   7           136,524       1,074,539  1,093,877  1,180,208   74,539   93,877     118,208
   8           160,118       1,085,319  1,110,685  1,143,864   85,319  110,685     143,864
   9           184,891       1,095,650  1,127,943  1,171,878   95,650  127,943     171,878
  10           210,904       1,105,482  1,145,614  1,202,435  105,482  145,614     202,435
  11           238,217       1,115,697  1,164,644  1,236,785  115,697  164,644     236,785
  12           266,895       1,125,266  1,184,013  1,274,179  125,266  184,013     274,179
  13           297,008       1,134,094  1,203,627  1,314,826  134,094  203,627     314,826
  14           328,626       1,142,059  1,223,362  1,358,922  142,059  223,362     358,922
  15           361,825       1,149,023  1,243,068  1,406,668  149,023  243,068     406,668
  16           396,684       1,154,833  1,262,571  1,458,265  154,833  262,571     458,266
  17           433,286       1,159,254  1,281,601  1,513,848  159,254  281,601     513,848
  18           471,718       1,162,213  1,300,045  1,573,735  162,213  300,045     573,735
  19           512,072       1,163,457  1,317,591  1,638,083  163,457  317,591     638,083
  20           554,444       1,162,755  1,333,936  1,707,082  162,755  333,936     707,082
  25           800,279       1,119,073  1,382,746  2,126,754  119,073  382,746   1,126,754
  30         1,114,034              **  1,309,708  2,662,564       **  309,708   1,662,564
  35         1,514,473              **         **  3,276,228       **       **   2,276,228

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The Death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


Contents of this section                                    Beginning on page
------------------------                                    -----------------

Description of JHVLICO......................................       28
How we support the policy and investment options............       28
Procedures for issuance of a policy.........................       29
Basic Sum Insured vs. Additional Sum Insured................       30
Commencement of investment performance......................       31
How we process certain policy transactions..................       31
Effects of policy loans.....................................       33
Additional information about how certain policy charges.....       33
work........................................................
How we market the policies..................................       34
Tax considerations..........................................       35
Reports that you will receive...............................       37
Voting privileges that you will have........................       37
Changes that JHVLICO can make as to your policy.............       38
Adjustments we make to death benefits.......................       38
When we pay policy proceeds.................................       38
Other details about exercising rights and paying benefits...       39
Legal matters...............................................       39
Registration statement filed with the SEC...................       39
Accounting and actuarial experts............................       39
Financial statements of JHVLICO and the Account.............       40
List of Directors and Executive Officers of JHVLICO.........       41

Description of JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

How we support the policy and investment options

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Basic Sum Insured vs. Additional Sum Insured

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

Commencement of investment performance

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

How we process certain policy transactions

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-521-1234.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

Effects of policy loans

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

Additional information about how certain policy charges work

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

How we market the policies

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

Tax considerations

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Trust, including a list of securities held in each fund.

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that JHVLICO can make as to your policy

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

Financial statements of JHVLICO and the Account

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

              List of Directors and Executive Officers of JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro........  Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President and Chief
                               Executive Officer, John Hancock Life Insurance
                               Company.
Michele G. Van Leer..........  Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage.............  Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones...............  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee................  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy.............  Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster.............  Director and Vice President of JHVLICO;  Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano............  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong..................  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette..........  Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd...............  Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou..............  Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen.............  Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge...............  Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick J. Gill .............  Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli............  Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                     (UNAUDITED)
                                          JUNE 30,   DECEMBER 31,
                                            2000        1999
                                        ----------   ----------
                                               (IN MILLIONS)
ASSETS
Bonds . . . . . . . . . . . . . . . .  $ 1,344.7     $ 1,216.3
Preferred stocks  . . . . . . . . . .       36.9          35.9
Common stocks . . . . . . . . . . . .        2.0           3.2
Investment in affiliates  . . . . . .       80.5          80.7
Mortgage loans on real estate . . . .      468.2         433.1
Real estate . . . . . . . . . . . . .       24.7          25.0
Policy loans  . . . . . . . . . . . .      195.5         172.1
Cash Items:
 Cash in banks  . . . . . . . . . . .       (3.0)         27.2
 Temporary cash investments . . . . .      284.6         222.9
                                       ---------     ---------
                                           281.6         250.1

Premiums due and deferred . . . . . .       28.9          29.9
Investment income due and accrued . .       40.9          33.2
Other general account assets  . . . .       43.7          65.3
Assets held in separate accounts  . .    8,569.0       8,268.2
                                       ---------     ---------

  Total assets  . . . . . . . . . . .  $11,116.6     $10,613.0
                                       =========     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
 Policy reserves  . . . . . . . . . .  $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable . . . . . . . . . . . . . .       97.8          67.3
 Other general account obligations  .      207.4         219.0
 Transfers from separate account, net     (229.6)       (221.6)
 Asset valuation reserve  . . . . . .       19.3          23.1
 Obligations related to separate
  accounts. . . . . . . . . . . . . .    8,562.1       8,261.6
                                       ---------     ---------
  Total obligations . . . . . . . . .   10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares . . . . .        2.5           2.5
 Paid-in capital  . . . . . . . . . .      572.4         572.4
 Unassigned deficit . . . . . . . . .     (163.4)       (177.9)
                                       ---------     ---------
 Total stockholder's equity . . . . .      411.5         397.0
                                       ---------     ---------

  Total obligations and stockholder's
   equity . . . . . . . . . . . . . .  $11,116.6     $10,613.0
                                       =========     =========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       -------------------  -----------------
                                         2000      1999      2000       1999
                                       ---------  --------  --------  ---------
                                                   (IN MILLIONS)
INCOME
Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                           -----------------
                                                            2000       1999
                                                           --------  ----------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums  . . . . . . . . . . . . . . . . . .   $ 495.7    $ 452.0
 Net investment income . . . . . . . . . . . . . . . . .      75.2       60.5
 Benefits to policyholders and beneficiaries . . . . . .    (167.9)    (274.6)
Dividends paid to policyholders  . . . . . . . . . . . .     (13.0)     (12.6)
Insurance expenses and taxes . . . . . . . . . . . . . .    (174.4)    (195.0)
Net transfers to separate accounts . . . . . . . . . . .    (254.7)    (343.7)
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     257.1      289.9
                                                           -------    -------
  Net cash provided from operations  . . . . . . . . . .     218.0      (23.5)
                                                           -------    -------

Cash flows used in investing activities:
 Bond purchases  . . . . . . . . . . . . . . . . . . . .    (305.5)    (143.7)
 Bond sales  . . . . . . . . . . . . . . . . . . . . . .     128.1       41.3
 Bond maturities and scheduled redemptions . . . . . . .      36.6       38.9
 Bond prepayments  . . . . . . . . . . . . . . . . . . .       7.9        8.0
 Stock purchases . . . . . . . . . . . . . . . . . . . .      (1.9)      (0.2)
 Proceeds from stock sales . . . . . . . . . . . . . . .       1.4        3.6
 Real estate purchases . . . . . . . . . . . . . . . . .      (0.1)      (1.5)
 Real estate sales . . . . . . . . . . . . . . . . . . .       0.0       17.9
 Other invested assets purchases . . . . . . . . . . . .      (2.0)      (4.5)
 Proceeds from the sale of other invested assets . . . .       0.0        0.0
 Mortgage loans issued . . . . . . . . . . . . . . . . .     (49.7)     (39.4)
 Mortgage loan repayments  . . . . . . . . . . . . . . .      14.5       11.4
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities  . . . . . . . .    (186.5)       6.9
                                                           -------    -------

Cash flows from financing activities:
 Net increase (decrease) in short-term note payable  . .      (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities  . . . . .      (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
   investments . . . . . . . . . . . . . . . . . . . . .      31.5      (27.3)

Cash and temporary cash investments at beginning of year     250.1       19.9
                                                           -------    -------

  Cash and temporary cash investments at the end of
   period. . . . . . . . . . . . . . . . . . . . . . . .   $ 281.6    $  (7.4)
                                                           =======    =======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999 . . . . . .    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                         2.3        2.3
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (3.1)      (3.1)
 Other reserves and adjustments  . . .                        (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999 . . . . . . .    $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000 . . . . . .    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                        16.8       16.8
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (2.0)      (2.0)
 Other reserves and adjustments  . . .                        (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000 . . . . . . .    $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========


The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                 1999         1998
                                                               --------   ---------
                                                                       (IN MILLIONS)
INCOME
Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .   $  950.8      $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .      136.0         122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .      605.4         618.1
                                                              ---------      --------
                                                                1,692.2       2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .      349.9         301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .      888.8       1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .      314.4         274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .       20.5          28.1
                                                               ----------    --------
                                                                1,573.6       1,963.9
                                                               ----------
 Gain from operations before federal income
 taxes and net realized capital losses                            118.6          49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .       42.9          33.1
                                                               ----------     --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES           75.7          16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .       (1.7)         (0.6)
                                                               ----------     --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .       74.0          15.6

Unassigned deficit at beginning of year  . . . . . . . . . .      (49.2)        (58.3)
Net unrealized capital losses and other adjustments--Note 4        (3.8)         (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .     (198.9)         (0.5)
                                                               ----------     --------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .   $ (177.9)      $ (49.2)
                                                               ==========     ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                    YEAR ENDED DECEMBER 31,
                                                    -----------------------
                                                      1999          1998
                                                    -------       --------
                                                             (In Millions)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .     $ 958.5   $1,275.3
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .      (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .       (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .         (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .      (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                      -------   --------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                      -------   --------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .      (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .        (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .        (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .        (4.5)       0.0
   Mortgage loans issued. . . . . . . . . . . . .       (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .       (68.9)    (435.2)
                                                      -------   --------
 NET CASH USED IN INVESTING ACTIVITIES . . . .         (138.8)    (660.9)
                                                      -------   --------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .           (61.9)      61.9
                                                      -------   --------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                      -------   --------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                      -------   --------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1   $   19.9
                                                      =======   ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income
                                       55

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                      ------------   ----------
                                                            (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                 $ 570.7   $ 587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------
                                                        (IN MILLIONS)

Investment expenses . . . . . . . . . . . . .          $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                       ------    ------
                                                        $12.1     $12.2
                                                       ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------
                                                       (IN MILLIONS)


Net gains from asset sales  . . . . . . . . . . .   $  (2.8)    $  7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                    -------     ------

Net REALIZED CAPITAL LOSSES . . . . . . . . . . .   $  (1.7)    $ (0.6)
                                                    =======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------
                                                        (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .   $ (2.6)    $ (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)      (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS   $ (3.8)    $ (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:



                                          Gross Unrealized   Gross Unrealized
                        Statement Value        Gains              Losses        Fair Value
                        ---------------   ----------------   ----------------   ----------
                                                      (IN MILLIONS)

December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .         $    5.9        $ 0.0              $ 0.1        $    5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                0.1             2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                0.1            14.6
Corporate securities             964.9         13.0               59.4           918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                7.8           222.1
                              --------        -----              -----        --------

Total bonds . . . . .         $1,216.3        $14.4              $67.5        $1,163.2
                              ========        =====              =====        ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .         $    5.1        $ 0.1              $  0.0       $    5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0            3.5
Corporate securities             925.2         50.4                15.0          960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1          262.2
                              --------        -----              ------       --------

Total bonds . . . . .         $1,185.8        $60.8              $ 15.1       $1,231.5
                              ========        =====              ======       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                     STATEMENT        FAIR
                                                       VALUE          VALUE
                                                     ---------       --------
                                                          (IN MILLIONS)
Due in one year or less...........................   $   58.5        $   58.2
Due after one year through five years.............      286.8           282.0
Due after five years through ten years............      425.4           405.6
Due after ten years...............................      216.2           195.3
                                                     --------        --------
                                                        986.9           941.1

Mortgage-backed securities........................      229.4           222.1
                                                     --------        --------

                                                     $1,216.3        $1,163.2
                                                     ========        ========

  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              STATEMENT         GEOGRAPHIC          STATEMENT
 PROPERTY TYPE                  VALUE         CONCENTRATION           VALUE
                            (IN MILLIONS)                         (IN MILLIONS)
Apartments...............       $112.1      East North Central   $ 71.3
Hotels...................         11.3      East South Central      7.4
Industrial...............         66.0      Middle Atlantic        28.5
Office buildings.........         86.4      Mountain               21.0
Retail...................         25.5      New England            37.5
Agricultural.............         99.6      Pacific               111.1
Other....................         32.2      South Atlantic         87.6
                                            West North Central     16.6
                                            West South Central     48.6
                                            Other                   3.5
                                ------                           ------


                                $433.1                           $433.1
                                ======                           ======

  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


                                           NUMBER OF CONTRACTS/                   ASSETS (LIABILITIES)
                                                                   ---------------------------------------------------
                                             NOTIONAL AMOUNTS                1999                       1998
                                                                   CARRYING                     CARRYING
                                             1999        1998        VALUE       FAIR VALUE      VALUE      FAIR VALUE
                                           -------     -------     ---------                   ---------    ----------
                                                                           (IN MILLIONS)
Futures contracts to  sell securities       $362.0      $947.0        $0.6          $0.6         $(0.5)        $ (0.5)
Interest rate swap agreements                965.0       365.0          --          11.5            --          (17.7)
Interest rate cap agreements                 239.4        89.4         5.6           5.6           3.1
Currency rate swap agreements                 15.8        15.8          --          (1.6)           --           (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                                     DECEMBER 31, 1999   PERCENT
                                                                     -----------------   -------
                                                                            (IN MILLIONS)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment .......................................       $    3.8          0.1%
At book value less surrender charge                                            40.5          1.5
At market value ....................................................        2,326.6         87.1
                                                                           --------
     Total with adjustment .........................................        2,370.9         88.7
Subject to discretionary withdrawal                                           287.1         10.7
   at book value (without adjustment) ..............................
Not subject to discretionary withdrawal--general account ...........           15.4          0.6
                                                                           --------       ------

Total annuity reserves and deposit liabilities .....................       $2,673.4        100.0%
                                                                           ========       ------

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                             DECEMBER 31,
                                                    1999                    1998
                                             -----------------      -------------------
                                             CARRYING    FAIR       CARRYING      FAIR
                                              AMOUNT     VALUE       AMOUNT       VALUE
                                             --------    -----      --------      -----
                                                                  (IN MILLIONS)
ASSETS
   Bonds--Note 6
   Preferred stocks--Note 6                    35.9       35.9       36.5           36.5
   Common stocks--Note 6                        3.2        3.2        3.1            3.1
   Mortgage loans on real estate--Note 6      433.1      421.7      388.1          401.3
   Policy loans--Note 1                       172.1      172.1      137.7          137.7
   Cash items--Note 1                         250.1      250.1       19.9           19.9

Derivatives assets (liabilities) relating
   to: --Note 8
   Futures contracts                            0.6        0.6       (0.5)          (0.5)
   Interest rate swaps                           --       11.5         --          (17.7)
   Currency rate swaps                           --       (1.6)        --           (3.3)
   Interest rate caps                           5.6        5.6        3.1            3.1

LIABILITIES
   Commitments--Note 10                          --       19.4         --           32.1

  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 2000


                                                                                                     INTERNATIONAL
                                                                           LARGE CAP      ACTIVE        EQUITY        SMALL CAP
                                                                             GROWTH        BOND          INDEX          GROWTH
                                                                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                          ------------  -----------  -------------  --------------
ASSETS
Cash ..................................................................   $         --  $        --   $        --    $         --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value ....................................................    139,955,553   35,417,027    34,419,184      38,614,519
Investments in shares of portfolios of M Fund Inc., at value                        --           --            --              --
Receivable from:
 John Hancock Variable Series Trust I .................................          8,252      209,538        63,374               0
 M Fund Inc. ..........................................................             --           --            --              --
                                                                          ------------  -----------   -----------    ------------
Total assets ..........................................................    139,963,805   35,626,565    34,482,558      38,614,519
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company .........................          1,113          213           286             354
 M Fund Inc. ..........................................................             --           --            --              --
Asset charges payable .................................................             --           --            --              --
                                                                          ------------  -----------   -----------    ------------
Total liabilities .....................................................          1,113          213           286             354
                                                                          ------------  -----------   -----------    ------------
Net assets  ...........................................................   $139,962,692  $35,626,352   $34,482,272    $ 38,614,165
                                                                          ============  ===========   ===========    ============

                                                                                GLOBAL      MID CAP     LARGE CAP       MONEY
                                                                               BALANCED     GROWTH        VALUE         MARKET
                                                                              SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                              ----------  -----------  -----------    ----------
ASSETS
Cash ..................................................................   $       --  $        --  $        --   $         --
Investments in shares of portfolios of John Hancock Variable Series
 Trust I, at value ....................................................    5,203,893   66,875,138   30,925,488    106,126,654
Investments in shares of portfolios of M Fund Inc., at value ..........          --           --           --             --
Receivable from:
 John Hancock Variable Series Trust I .................................       11,430            0       40,214         55,584
 M Fund Inc. ..........................................................           --           --           --             --
                                                                          ----------  -----------  -----------   ------------
Total assets ..........................................................    5,215,323   66,875,138   30,965,702    106,182,238
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company .........................           48          604          267          2,853
 M Fund Inc. ..........................................................           --           --           --             --
Asset charges payable .................................................           --           --           --             --
                                                                          ----------  -----------  -----------   ------------
Total liabilities .....................................................           48          604          267          2,853
                                                                          ----------  -----------  -----------   ------------
Net assets ............................................................   $5,215,275  $66,874,534  $30,965,435   $106,179,385
                                                                          ==========  ===========  ===========   ============

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 June 30, 2000


                                                                   Mid Cap         Small/Midcap     Real Estate     Growth &
                                                                    Value             Growth          Equity         Income
                                                                  Subaccount        Subaccount      Subaccount     Subaccount
                                                                  ----------       ------------     -----------   -----------
Assets
Cash..........................................................   $        --                 --     $         --   $         --
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value...........................    20,720,541          9,664,300       19,827,328      209,587,121
Investments in shares of portfolios of M Fund Inc., at value..            --                 --               --               --
Receivable from:
  John Hancock Variable Series Trust I........................        14,784                 --               --          141,635
  M Fund Inc..................................................            --                 --               --               --
                                                                ------------       ------------     ------------   --------------
Total assets..................................................    20,735,325          9,664,300       19,827,328      209,728,756
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company................           189                 93              160            2,206
  M Fund Inc..................................................            --                 --               --               --
Asset charges payable.........................................            --                 --               --               --
                                                                ------------       ------------     ------------   --------------
Total liabilities.............................................           189                 93              160            2,206
                                                                ------------       ------------     ------------   --------------
Net assets....................................................  $ 20,735,136       $      9,664     $ 19,827,168   $  209,726,550
                                                                ============       ============     ============   ==============

                                                                                  Short-Term          Small Cap     International
                                                                  Managed            Bond               Value       Opportunities
                                                                Subaccount        Subaccount         Subaccount      Subaccount
                                                                ----------        ----------         ----------     -------------
Assets
Cash..........................................................  $         --     $           --      $        --    $          --
Investments in shares of portfolios of John
  Hancock Variable Series Trust I, at value...................   129,010,254         14,876,205       23,028,226       40,698,659
Investments in shares of portfolios of M
  Fund Inc., at value.........................................            --                 --               --               --
Receivable from:
  John Hancock Variable Series Trust I........................       306,228             76,873           29,212           32,651
  M Fund Inc..................................................            --                 --               --               --
                                                                ------------     --------------      -----------      -----------
Total assets..................................................   129,316,482         14,953,078       23,057,438       40,731,310
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company................         1,865                 88              231              358
  M Fund Inc..................................................            --                 --               --               --
Asset charges payable ........................................            --                 --               --               --
                                                                ------------     --------------      -----------      -----------
Total liabilities.............................................         1,865                 88              231              358
                                                                ------------     --------------      -----------      -----------
Net assets....................................................  $129,314,617     $   14,952,990      $23,057,207      $40,730,952
                                                                ============     ==============      ===========      ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 JUNE 30, 2000


                                                       TURNER         BRANDES
                              EQUITY       GLOBAL       CORE       INTERNATIONAL
                              INDEX         BOND       GROWTH         EQUITY
                            SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                            ----------   ----------  ----------     ----------
ASSETS
Cash.....................  $         --  $       --  $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value.......   172,410,513   6,753,777   19,350,682     24,763,277
Investments in shares
 of portfolios of M
 Fund Inc., at value.....            --          --           --             --
Receivable from:.........            --          --
 John Hancock Variable
  Series Trust I.........       108,870      29,165           --             --
 M Fund Inc..............            --          --           --             --
                           ------------  ----------  -----------    -----------
Total assets.............   172,519,383   6,782,942   19,350,682     24,763,277

LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company................         1,345          67          115            126
 M Fund Inc..............            --          --           --             --
Asset charges payable....            --          --           --             --
                           ------------  ----------  -----------    -----------
Total liabilities........         1,345          67          115            126
                           ------------  ----------  -----------    -----------
Net assets...............  $172,518,038  $6,782,875  $19,350,567    $24,763,151
                           ============  ==========  ===========    ===========




                                                                     FRONTIER      CLIFTON     EMERGING   INTERNATIONAL
                                                                     CAPITAL      ENHANCED     MARKETS    OPPORTUNITIES
                                                                   APPRECIATION  U.S. EQUITY    EQUITY         II
                                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                   ------------  -----------  ----------  -------------
ASSETS
Cash...........................................................    $        --   $       --   $       --   $         --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value.....................     21,071,755    9,661,917    6,102,393      1,310,825
Investments in shares of portfolios of M Fund
 Inc., at value................................................             --           --           --             --
Receivable from:
 John Hancock Variable Series Trust I..........................             --           --           --            909
 M Fund Inc....................................................             --           --           --             --
                                                                   -----------   ----------   ----------   ------------
Total assets...................................................     21,071,755    9,661,917    6,102,393      1,311,734
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company..................            112           43           58             16
 M Fund Inc....................................................              -           --           --             --
Asset charges payable..........................................             --           --           --             --
                                                                   -----------   ----------   ----------   ------------
Total liabilities..............................................            112           43           58             16
                                                                   -----------   ----------   ----------   ------------
Net assets.....................................................    $21,071,643   $9,661,874   $6,102,235   $  1,311,718
                                                                   ===========   ==========   ==========   ============

See accompany notes.

                      OHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 JUNE 30, 2000


                                                                                                      HIGH             FUNDAMENTAL
                                                                       BOND     SMALL/MID            YIELD               MID CAP
                                                                      INDEX      CAP CORE             BOND               GROWTH
                                                                    SUBACCOUNT  SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                                                    ----------  ----------         ----------          -----------
ASSETS
Cash...........................................................     $       --  $       --           $            --    $     --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value.....................      7,579,153   1,409,959                 4,035,963      20,405
Investments in shares of portfolios of M
 Fund Inc., at value...........................................             --          --                        --
Receivable from:
 John Hancock Variable Series Trust I..........................         41,425       2,129                    27,597          --
 M Fund Inc....................................................             --          --                        --
                                                                    ----------  ----------  ------------------------    --------
Total assets...................................................      7,620,578   1,412,088                 4,063,560      20,405
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company..................             69          13                        37          --
 M Fund Inc....................................................             --          --                        --          --
Asset charges payable..........................................             --          --                        --          --
                                                                    ----------  ----------  ------------------------    --------
Total liabilities..............................................             69          13                        37          --
                                                                    ----------  ----------  ------------------------    --------
Net assets.....................................................     $7,620,509  $1,412,075           $     4,063,523    $`20,405
                                                                    ==========  ==========  ========================    ========


                                                                                 NEW       FIDELITY    FIDELITY
                                                                   AIM V.I.   DISCOVERY      VIP        VIP II       TEMPLETON
                                                                    VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                                  ----------  ----------  ----------  ----------   -------------
ASSETS
Cash..........................................................     $    --     $     --    $    --     $    --       $     --
Investments in shares of portfolios of John Hancock
  Variable Series Trust I, at value...........................      99,180      322,881     20,127      79,989        150,853
Investments in shares of portfolios of M
  Fund Inc., at value.........................................          --           --         --          --             --
Receivable from:
  John Hancock Variable Series Trust I........................          --           --         --          --             --
  M Fund Inc..................................................          --           --         --          --             --
                                                                   -------     --------    -------     -------       --------
Total assets..................................................      99,180      322,881     20,127      79,989        150,853
LIABILITIES
Payable to:
  John Hancock Variable Life Insurance Company................           1            2         --           1              1
  M Fund Inc..................................................          --           --         --          --             --
Asset charges payable.........................................          --           --         --          --             --
                                                                   -------     --------    -------     -------       --------
Total liabilities.............................................           1            2         --           1              1
                                                                   -------     --------    -------     -------       --------
Net assets....................................................     $99,179     $322,879    $20,127     $79,988       $150,852
                                                                   =======     ========    =======     =======       ========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                       LARGE CAP GROWTH SUBACCOUNT                  ACTIVE BOND SUBACCOUNT
                                                  ---------------------------------------   -------------------------------------
                                                     2000          1999          1998          2000          1999         1998
                                                  -----------   -----------   -----------   -----------   -----------  ----------
                                                                                                                       C>
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $   151,072   $17,558,034   $ 6,312,073   $ 1,067,381   $ 2,851,613  $2,190,901
 M Fund Inc.....................................           --            --            --            --            --          --
                                                  -----------   -----------   -----------   -----------   -----------  ----------
Total investment income.........................      151,072    17,558,034     6,312,073     1,067,381     2,851,613   2,190,901
Expenses:
 Mortality and expense risks....................      225,388       324,595       168,652        51,193       126,407      93,556
                                                  -----------   -----------   -----------   -----------   -----------  ----------
Net investment income (loss)....................      (74,316)   17,233,439     6,143,421     1,016,188     2,725,206   2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................    2,734,096     5,003,007     1,750,881      (874,542)   (1,391,910)    185,230
 Net unrealized appreciation (depreciation)
  during the period.............................    4,426,209    (2,053,672)    8,041,022       952,272    (1,837,190)   (378,058)
                                                  -----------   -----------   -----------   -----------   -----------  ----------
Net realized and unrealized gain (loss) on
 investments....................................    7,160,305     2,949,335     9,791,903        77,730    (3,229,100)   (192,828)
                                                  -----------   -----------   -----------   -----------   -----------  ----------
Net increase (decrease) in net assets resulting
 from operations................................  $ 7,085,989   $20,182,774   $15,935,324   $ 1,093,918   $  (503,894) $1,904,517
                                                  ===========   ===========   ===========   ===========   ===========  ==========

                                                   INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                  ---------------------------------------   -------------------------------------
                                                      2000          1999         1998         2000          1999          1998
                                                  -----------   -----------   -----------   -----------   -----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $   296,545    $  936,475   $1,930,710   $        --   $ 3,697,955   $       --
 M Fund Inc.....................................           --            --           --            --            --           --
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Total investment income (loss)..................      296,545       936,475    1,930,710            --     3,697,955           --
Expenses:
 Mortality and expense risks....................       62,937        81,058       45,651        72,582        60,221       22,593
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net investment income (loss)....................      233,608       855,417    1,885,059       (72,582)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains.............................    1,515,308       753,750      152,030     4,544,105     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period.............................   (3,395,800)    4,871,167       78,480    (3,503,834)    3,920,455    1,070,805
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments....................................   (1,880,492)    5,624,917      230,510     1,040,271     6,469,399    1,129,534
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations................................  $(1,646,884)   $6,480,334   $2,115,569   $   967,689   $10,107,133   $1,106,941
                                                  ===========    ==========   ==========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                       GLOBAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                                                  ------------------------------------   ---------------------------------------
                                                    2000         1999          1998          2000          1999          1998
                                                  ---------   ----------   -----------   ------------   -----------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I........... $  63,243   $  372,766   $    185,760  $         --   $ 6,491,783   $1,114,374
  M Fund Inc.....................................        --           --             --            --            --           --
                                                  ---------   ----------   ------------  ------------   -----------   ----------
Total investment income..........................    63,243      372,766        185,760            --     6,491,783    1,114,374
Expenses:
  Mortality and expense risks....................     8,184       13,792          9,687       135,550       102,248       26,123
                                                  ---------   ----------   ------------  ------------   -----------   ----------
Net investment income (loss).....................    55,059      358,974        176,073      (135,550)    6,389,535    1,088,251
Net realized and unrealized gain (loss) on
  investments:
 Net realized gains (losses).....................  (123,229)      15,640         24,206     8,716,345     5,188,018      599,619
 Net unrealized appreciation (depreciation)
  during the period..............................  (109,231)    (173,912)       147,461   (13,790,389)   15,078,681    1,184,263
                                                  ---------   ----------   ------------  ------------   -----------   ----------
Net realized and unrealized gain (loss)
  on investments.................................  (232,460)    (158,272)       171,667   (5,074,044)    20,266,699    1,783,882
                                                  ---------   ----------   ------------  ------------   -----------   ----------
Net increase (decrease) in net assets
  resulting from operations...................... $(177,401)  $  200,702   $    347,740  $(5,209,594)   $26,656,234   $2,872,133
                                                  =========   ==========   ============  ============   ===========   ==========

                                                      LARGE CAP VALUE SUBACCOUNT              MONEY MARKET SUBACCOUNT
                                                  -------------------------------------  -----------------------------------
                                                    2000          1999          1998        2000        1999         1998
                                                  ---------    -----------   ----------  ----------  ----------   ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I........... $ 329,521    $ 1,809,072   $  797,874  $2,267,940  $3,279,928   $1,854,829
  M Fund Inc.....................................        --             --           --          --          --           --
                                                  ---------    -----------   ----------  ----------  ----------   ----------
Total investment income..........................   329,521      1,809,072      797,874   2,267,940   3,279,928    1,854,829
Expenses:
 Mortality and expense risks.....................    51,584         88,877       41,415     158,685     291,398      167,813
                                                  ---------    -----------   ----------  ----------  ----------   ----------
Net investment income............................   277,937      1,720,195      756,459   2,109,255   2,988,530    1,687,016
Net realized and unrealized gain (loss) on
  investments:
 Net realized gains (losses).....................  (232,676)       705,454      330,827          --          --           --
 Net unrealized appreciation (depreciation)
  during the period..............................  (596,463)    (2,181,112)     145,355          --          --           --
                                                  ---------    -----------   ----------  ----------  ----------   ----------
Net realized and unrealized gain (loss) on
  investments....................................  (829,139)    (1,475,658)     476,182          --          --           --
                                                  ---------    -----------   ----------  ----------  ----------   ----------
Net increase (decrease) in net assets resulting
  from operations................................ $(551,202)   $   244,537   $1,232,641  $2,109,255  $2,988,530   $1,687,016
                                                  =========    ===========   ==========  ==========  ==========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and Periods ended June 30,

                                                        Mid Cap Value Subaccount             Small/Mid Cap Growth Subaccount
                                                  ------------------------------------   ----------------------------------------
                                                     2000        1999         1998          2000          1999            1998
                                                  ----------  -----------  ------------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $   45,440  $  110,190   $   120,469   $       --   $  1,421,656    $    142,469
 M Fund Inc.....................................          --          --            --           --             --              --
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Total investment income (loss)..................      45,440     110,190       120,469           --      1,421,656         142,469
Expenses:
 Mortality and expense risks....................      39,462      68,611        45,020       18,930         32,995          34,432
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net investment income (loss)....................       5,978      41,579        75,449      (18,930)     1,388,661         108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................     783,358    (860,332)     (538,516)    (567,320)        13,375         232,246
 Net unrealized appreciation (depreciation)
  during the period.............................     289,049   1,757,919      (830,390)   1,251,426     (1,001,208)        236,333
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net realized and unrealized gain (loss) on
 investments....................................   1,072,407     897,587    (1,368,906)     684,106       (987,833)        468,579
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations................................  $1,078,385  $  939,166   $(1,293,457)  $  665,176   $    400,828    $    576,616
                                                  ==========  ==========   ===========   ==========   ============    ============

                                                      Real Estate Equity Subaccount             Growth & Income Subaccount
                                                  -------------------------------------   ----------------------------------------
                                                     2000        1999          1998          2000          1999           1998
                                                  -----------  ----------  ------------   ------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $  324,574   $ 544,845   $    305,783   $ 1,040,920   $23,565,679    $ 9,266,175
 M Fund Inc.....................................          --          --             --            --            --             --
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Total investment income.........................     324,574     544,845        305,783     1,040,920    23,565,679      9,266,175
Expenses:
 Mortality and expense risks....................      20,547      29,468         22,716       442,927       715,377        290,361
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net investment income...........................     304,027     515,377        283,067       597,993    22,850,302      8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................      (9,406)   (735,504)      (454,979)    1,331,371     6,207,253      2,061,212
 Net unrealized appreciation (depreciation)
  during the period.............................   1,465,596      80,925       (698,676)   (3,257,862)   (5,814,839)     7,759,307
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments....................................   1,456,190    (654,579)    (1,153,655)   (1,926,491)      392,414      9,820,519
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations................................  $1,760,217   $(139,202)  $   (870,588)  $(1,328,498)  $23,242,716    $18,796,333
                                                  ==========   =========   ============   ===========   ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and Periods ended June 30,

                                                               Managed Subaccount                 Short-Term Bond Subaccount
                                                      -------------------------------------  -------------------------------------
                                                         2000         1999          1998        2000          1999         1998
                                                      -----------  ------------  ----------  ------------  -----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............  $1,918,560   $11,251,980   $3,606,186  $   433,130   $  957,614    $ 977,164
 M Fund Inc. .......................................          --            --           --           --           --           --
                                                      ----------   -----------   ----------  -----------   ----------    ---------
Total investment income.............................   1,918,560    11,251,980    3,606,186      433,130      957,614      977,164
Expenses:
 Mortality and expense risks........................     340,006       495,544      121,905       19,435       50,128       50,947
                                                      ----------   -----------   ----------  -----------   ----------    ---------
Net investment income...............................   1,578,554    10,756,436    3,484,281      413,695      907,486      926,217
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)........................    (259,619)    2,233,258      278,186     (190,959)    (441,667)      24,740
 Net unrealized appreciation (depreciation)
  during the period.................................    (110,575)   (6,419,069)   1,791,231      169,777      (85,754)    (136,999)
                                                      ----------   -----------   ----------  -----------   ----------    ---------
Net realized and unrealized gain (loss) on
 investments........................................    (370,194)   (4,185,811)   2,069,417      (21,182)    (527,421)    (112,259)
                                                      ----------   -----------   ----------  -----------   ----------    ---------
Net increase in net assets resulting from
 operations.........................................  $1,208,360   $ 6,570,625   $5,553,698  $   392,513   $  380,065    $ 813,958
                                                      ==========   ===========   ==========  ===========   ==========    =========

                                                                                               International Opportunities
                                                          Small Cap Value Subaccount                   Subaccount
                                                      ----------------------------------   --------------------------------------
                                                        2000        1999         1998         2000          1999         1998
                                                      ---------  -----------  -----------  ------------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............  $ 183,706  $  409,324   $   47,350   $   147,896   $2,096,195   $  103,399
 M Fund Inc. .......................................         --          --           --            --           --           --
                                                      ---------  ----------   ----------   -----------   ----------   ----------
Total investment income.............................    183,706     409,324       47,350       147,896    2,096,195      103,399
Expenses:
 Mortality and expense risks........................     42,741      64,613       33,335        70,749       90,191       50,003
                                                      ---------  ----------   ----------   -----------   ----------   ----------
Net investment income...............................    140,965     344,711       14,015        77,147    2,006,004       53,396
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses). . . . . .                  45,176    (979,002)      (9,919)    2,289,932    1,907,809      191,495
 Net unrealized appreciation (depreciation)
  during the period.................................    151,771     325,684     (523,693)   (3,683,990)   3,818,953    1,108,416
                                                      ---------  ----------   ----------   -----------   ----------   ----------
Net realized and unrealized gain (loss) on
 investments........................................    196,947    (653,318)    (533,612)   (1,394,058)   5,726,762    1,299,911
                                                      ---------  ----------   ----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting from
 operations.........................................  $ 337,912  $ (308,607)  $ (519,597)  $(1,316,911)  $7,732,766   $1,353,307
                                                      =========  ==========   ==========   ===========   ==========   ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and Periods ended June 30,

                                                             Equity Index Subaccount               Global Bond Subaccount
                                                       -------------------------------------  ------------------------------------
                                                           2000          1999        1998         2000        1999         1998
                                                       ------------  -----------  ----------  -----------  -----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............   $   896,990   $ 5,839,023  $1,337,750  $  111,426   $  460,088    $303,545
  M Fund Inc. ......................................            --            --          --          --           --          --
                                                       -----------   -----------  ----------  ----------   ----------    --------
Total investment income.............................       896,990     5,839,023   1,337,750     111,426      460,088     303,545
Expenses:
 Mortality and expense risks........................       289,729       335,573     126,021      15,928       35,321      19,894
                                                       -----------   -----------  ----------  ----------   ----------    --------
Net investment income...............................       607,261     5,503,450   1,211,729      95,498      424,767     283,651
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)........................     3,352,907     7,681,081     691,270    (278,305)    (204,675)     81,659
 Net unrealized appreciation (depreciation) during
  the period........................................    (4,597,742)    4,678,509   6,098,919     387,581     (433,526)     43,608
                                                       -----------   -----------  ----------  ----------   ----------    --------
Net realized and unrealized gain (loss)
 on investments.....................................    (1,244,835)   12,359,590   6,790,189     109,276     (638,201)    125,267
                                                       -----------   -----------  ----------  ----------   ----------    --------
Net increase (decrease) in net assets resulting from
 operations.........................................   $  (637,574)  $17,863,040  $8,001,918  $  204,774   $ (213,434)   $408,918
                                                       ===========   ===========  ==========  ==========   ==========    ========

                                                                                                   Brandes International
                                                            Turner Core Growth Subaccount            Equity Subaccount
                                                       -------------------------------------  -----------------------------------
                                                           2000          1999        1998         2000         1999        1998
                                                       ------------  -----------  ----------  -----------  -----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............   $   221,603   $ 1,349,358  $       --  $  306,598   $  549,978    $     --
 M Fund Inc. .......................................            --            --      84,940          --           --     358,080
                                                       -----------   -----------  ----------  ----------   ----------    --------
Total investment income.............................       221,603     1,349,358      84,940     306,598      549,978     358,080
Expenses:
 Mortality and expense risks........................        38,241        33,920       7,737      28,784       34,297      14,434
                                                       -----------   -----------  ----------  ----------   ----------    --------
Net investment income...............................       183,362     1,315,438      77,203     277,814      515,681     343,646
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains.................................     2,411,545     1,038,462     156,278     181,342      507,727      89,337
 Net unrealized appreciation (depreciation) during
  the period........................................    (1,758,048)    1,626,646     562,620     784,685    3,486,097      91,915
                                                       -----------   -----------  ----------  ----------   ----------    --------
Net realized and unrealized gain on investments.....       653,497     2,665,108     718,898     966,027    3,993,824     181,252
                                                       -----------   -----------  ----------  ----------   ----------    --------
Net increase in net assets resulting from operations   $   836,859   $ 3,980,546  $  796,101  $1,243,841   $4,509,505    $524,898
                                                       ===========   ===========  ==========  ==========   ==========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and Periods ended June 30,

                                                               Frontier Capital Appreciation      Clifton Enhanced U.S. Equity
                                                                        Subaccount                         Subaccount
                                                            -----------------------------------   --------------------------------
                                                                2000         1999        1998        2000       1999       1998
                                                            ------------  ----------  ----------  ----------  --------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...................    $   565,927   $  487,465  $      --   $ 253,050   $532,067   $     --
 M Fund Inc. ...........................................             --           --     34,738          --         --     72,302
                                                            -----------   ----------  ---------   ---------   --------   --------
Total investment income.................................        565,927      487,465     34,738     253,050    532,067     72,302
Expenses:
 Mortality and expense risks............................         32,774       37,471     24,841      11,633     13,930      4,069
                                                            -----------   ----------  ---------   ---------   --------   --------
Net investment income...................................        533,153      449,994      9,897     241,417    518,137     68,233
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)............................      3,686,537      624,068   (445,752)    105,370    264,436     87,723
 Net unrealized appreciation (depreciation) during the
  period................................................     (2,068,274)   3,431,408    432,064    (545,352)   151,562     89,677
                                                            -----------   ----------  ---------   ---------   --------   --------
Net realized and unrealized gain (loss) on investments..      1,618,263    4,055,476    (13,688)   (439,982)   415,998    177,400
                                                            -----------   ----------  ---------   ---------   --------   --------
Net increase (decrease) in net assets resulting from
 operations.............................................    $ 2,151,416   $4,505,470  $  (3,791)  $(198,565)  $934,135   $245,633
                                                            ===========   ==========  =========   =========   ========   ========

                                                                   Emerging Markets Equity         International Opportunities II
                                                                          Subaccount                         Subaccount
                                                            -----------------------------------   -------------------------------
                                                                2000         1999       1998*        2000       1999       1998*
                                                            -----------   ----------  ---------   ---------   --------   --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...................    $        --   $  137,724  $     522   $  14,069   $  6,063   $    491
 M Fund Inc. ...........................................             --           --         --          --         --         --
                                                            -----------   ----------  ---------   ---------   --------   --------
Total investment income.................................             --      137,724        522      14,069      6,063        491
Expenses:
 Mortality and expense risks............................         12,643        5,465        387       2,617      1,859        339
                                                            -----------   ----------  ---------   ---------   --------   --------
Net investment income (loss)............................        (12,643)     132,259        135      11,452      4,204        152
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)............................       (101,200)     663,998    (45,975)     20,107     82,873    (21,835)
 Net unrealized appreciation (depreciation) during the
  period................................................       (287,458)     432,248      2,289     (56,174)    47,295      4,812
                                                            -----------   ----------  ---------   ---------   --------   --------
Net realized and unrealized gain (loss) on investments         (388,658)   1,096,246    (43,686)    (36,067)   130,168    (17,023)
                                                            -----------   ----------  ---------   ---------   --------   --------
Net increase (decrease) in net assets resulting from
 operations.............................................    $  (401,301)  $1,228,505  $ (43,551)  $ (24,615)  $134,372   $(16,871)
                                                            ===========   ==========  =========   =========   ========   ========

---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and Periods ended June 30,

                                                                                                             Small/Mid
                                                                           Bond Index                         Cap Core
                                                                           Subaccount                        Subaccount
                                                                 -------------------------------   -------------------------------
                                                                    2000       1999       1998*       2000       1999      1998*
                                                                 ---------  ----------  ---------  ---------  ---------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........................    $206,555   $ 140,772   $ 23,842   $  2,253   $ 54,784    $     --
 M Fund Inc. ................................................          --          --         --         --         --          --
                                                                 --------   ---------   --------   --------   --------    --------
Total investment income......................................     206,555     140,772     23,842      2,253     54,784          --
Expenses:
 Mortality and expense risks.................................      12,909      10,636        937      2,315      2,073         535
                                                                 --------   ---------   --------   --------   --------    --------
Net investment income (loss).................................     193,646     130,136     22,905        (62)    52,711        (535)
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses).................................     (54,090)   (104,174)     1,002     84,929     65,733     (25,196)
 Net unrealized appreciation (depreciation) during
  the period.................................................      65,510     (78,192)   (10,217)   (10,858)   (10,735)     18,718
                                                                 --------   ---------   --------   --------   --------    --------
Net realized and unrealized gain (loss) on investments             11,420    (182,366)    (9,215)    74,071     54,998      (6,478)
                                                                 --------   ---------   --------   --------   --------    --------
Net increase (decrease) in net assets resulting
 from operations.............................................    $205,066   $ (52,230)  $ 13,690   $ 74,009   $107,709    $ (7,013)
                                                                 ========   =========   ========   ========   ========    ========

                                                                                                               Fundamental
                                                                                   High Yield Bond            Mid Cap Growth
                                                                                     Subaccount                 Subaccount
                                                                           --------------------------------   ---------------
                                                                             2000        1999       1998*          2000
                                                                           ----------  ----------  --------  ----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..................................    $ 163,403   $ 352,641   $ 88,721         $ --
 M Fund Inc. ..........................................................           --          --         --           --
                                                                           ---------   ---------   --------         ----
Total investment income................................................      163,403     352,641     88,721           --
Expenses:
 Mortality and expense risks...........................................        7,445      12,206      1,962            1
                                                                           ---------   ---------   --------         ----
Net investment income (loss)...........................................      155,958     340,435     86,759           (1)
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses)...........................................     (100,732)     42,365     64,824           --
 Net unrealized appreciation (depreciation) during the period..........     (131,236)   (139,659)   149,416          877
                                                                           ---------   ---------   --------         ----
Net realized and unrealized gain (loss) on investments                      (231,968)    (97,294)   214,240          877
                                                                           ---------   ---------   --------         ----
Net increase (decrease) in net assets resulting from operations........    $ (76,010)  $ 243,141   $300,999         $876
                                                                           =========   =========   ========         ====

---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and Periods ended June 30,


                                                                                New       Fidelity
                                                                  AIM V.I.   Discovery     VIP II     Fidelity      Templeton
                                                                   Value       Series    Contrafund  Vip Growth   International
                                                                 Subaccount  Subaccount  Subaccount  Subaccount     Subaccount
                                                                 ----------  ----------  ----------  ----------   -------------
                                                                    2000        2000        2000        2000          2000
                                                                 ----------  ----------  ----------  ----------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........................     $    --     $    --     $    --     $   --         $   --
 M Fund Inc. ................................................          --          --          --         --             --
                                                                  -------     -------     -------     ------         ------
Total investment income......................................          --          --          --         --             --
Expenses:
 Mortality and expense risks.................................          33          84           6         32             17
                                                                  -------     -------     -------     ------         ------
Net investment income (loss).................................         (33)        (84)         (6)       (32)           (17)
Net realized and unrealized gain (loss) on investments:
 Net realized gains (losses).................................      (2,026)          6      (3,386)         7            612
 Net unrealized appreciation (depreciation) during the
  period.....................................................      (2,289)     28,003         134      4,523          2,513
                                                                  -------     -------     -------     ------         ------
Net realized and unrealized gain (loss) on investments.......      (4,315)     28,009      (3,252)     4,530          3,125
                                                                  -------     -------     -------     ------         ------
Net increase (decrease) in net assets resulting
 from operations.............................................     $(4,348)    $27,925     $(3,258)    $4,498         $3,108
                                                                  =======     =======     =======     ======         ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                LARGE CAP GROWTH SUBACCOUNT                     ACTIVE BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........   $    (74,316)  $ 17,233,439   $  6,143,421   $  1,016,188   $  2,725,206    $  2,097,345
 Net realized gains (losses)..........      2,734,096      5,003,007      1,750,881       (874,542)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period..............................      4,426,209     (2,053,672)     8,041,022        952,272     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations............      7,085,989     20,182,774     15,935,324      1,093,918       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from
  policyholders.......................     52,259,426     75,667,981     29,859,648     14,410,782     74,595,720      38,567,292
 Net benefits to policyholders........    (34,904,274)   (45,347,424)   (13,281,028)   (18,199,821)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................     17,355,152     30,320,557     16,578,620     (3,789,039)     6,283,400      11,175,975
                                         ------------   ------------   ------------   ------------   ------------   -------------
Net increase (decrease) in net
 assets...............................     24,441,141     50,503,331     32,513,944     (2,695,121)     5,779,506      13,080,492
Net assets at beginning of period.....    115,521,551     65,018,220     32,504,276     38,321,473     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period...........   $139,962,692   $115,521,551   $ 65,018,220   $ 35,626,352   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============




                                           INTERNATIONAL EQUITY INDEX SUBACCOUNT            SMALL CAP GROWTH SUBACCOUNT
                                         -----------------------------------------   ------------------------------------------
                                             2000           1999          1998           2000           1999           1998
                                         -------------  -------------  ------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........   $    233,608   $    855,417   $ 1,885,059   $    (72,582)  $  3,637,734    $   (22,593)
 Net realized gains...................      1,515,308        753,750       152,030      4,544,105      2,548,944         58,729
 Net unrealized appreciation
  (depreciation) during the
  period..............................     (3,395,800)     4,871,167        78,480     (3,503,834)     3,920,455      1,070,805
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations............     (1,646,884)     6,480,334     2,115,569        967,689     10,107,133      1,106,941
From policyholder transactions:
 Net premiums from
  policyholders.......................     42,506,597     53,332,374    10,034,119     58,788,952     52,637,861     12,088,047
 Net benefits to policyholders........    (39,576,115)   (39,209,664)   (8,344,107)   (52,165,304)   (40,800,272)    (6,621,834)
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder transactions.......      2,930,482     14,122,710     1,690,012      6,632,648     11,837,589      5,466,213
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets............      1,283,598     20,603,044     3,805,581      7,591,337     21,944,722      6,573,154
Net assets at beginning of period.....     33,198,674     12,595,630     8,790,049     31,022,828      9,078,106      2,504,952
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net assets at end of period...........   $ 34,482,272   $ 33,198,674   $12,595,630   $ 38,614,165   $ 31,022,828    $ 9,078,106
                                         ============   ============   ===========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                               GLOBAL BALANCED SUBACCOUNT                    MID CAP GROWTH SUBACCOUNT
                                        -----------------------------------------  ----------------------------------------------
                                            2000           1999          1998          2000            1999             1998
                                        -------------  -------------  ------------ --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)........   $     55,059   $    358,974   $   176,073  $    (135,550)  $   6,389,535    $   1,088,251
 Net realized gains (losses).........       (123,229)        15,640        24,206      8,716,345       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during
  the period.........................       (109,231)      (173,912)      147,461    (13,790,389)     15,078,681        1,184,263
                                        ------------   ------------   -----------  -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations...........       (177,401)       200,702       347,740     (5,209,594)     26,656,234        2,872,133
From policyholder transactions:
 Net premiums from policyholders.....      2,921,405      6,295,052     3,163,316     65,255,866      65,183,285       11,323,614
 Net benefits to policyholders.......     (2,120,585)    (5,007,225)   (1,882,974)   (56,671,354)    (41,018,347)      (5,132,055)
                                        ------------   ------------   -----------  -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions......        800,820      1,287,827     1,280,342      8,584,512      24,164,938        6,191,559
                                        ------------   ------------   -----------  -------------   -------------    -------------
Net increase in net assets...........        623,419      1,488,529     1,628,082      3,374,918      50,821,172        9,063,692
Net assets at beginning of period....      4,591,856      3,103,327     1,475,245     63,499,616      12,678,444        3,614,752
                                        ------------   ------------   -----------  -------------   -------------    -------------
Net assets at end of period..........   $  5,215,275   $  4,591,856   $ 3,103,327  $  66,874,534   $  63,499,616    $  12,678,444
                                        ============   ============   ===========  =============   =============    =============

                                               LARGE CAP VALUE SUBACCOUNT                      MONEY MARKET SUBACCOUNT
                                        -----------------------------------------   ----------------------------------------------
                                            2000           1999          1998           2000            1999             1998
                                        -------------  -------------  ------------  --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income...............   $    277,937   $  1,720,195   $   756,459   $   2,109,255   $   2,988,530    $   1,687,016
 Net realized gains (losses).........       (232,676)       705,454       330,827              --              --               --
 Net unrealized appreciation
  (depreciation) during
  the period.........................       (596,463)    (2,181,112)      145,355              --              --               --
                                        ------------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets                                                   2,109,255       2,988,530        1,687,016
 resulting from operations...........       (551,202)       244,537     1,232,641
From policyholder transactions:
 Net premiums from policyholders.....     28,000,911     37,432,039    15,144,316     485,999,845     890,376,545      340,377,358
 Net benefits to policyholders.......    (23,591,191)   (27,199,179)   (4,937,583)   (442,936,484)   (918,869,964)    (269,723,839)
                                        ------------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions........................      4,409,720     10,232,860    10,206,733      43,063,361     (28,493,419)      70,653,519
                                        ------------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets      3,858,518     10,477,397    11,439,374      45,172,616     (25,504,889)      72,340,535
Net assets at beginning of period....     27,106,917     16,629,520     5,190,146      61,006,769      86,511,658       14,171,123
                                        ------------   ------------   -----------   -------------   -------------    -------------
Net assets at end of period..........   $ 30,965,435   $ 27,106,917   $16,629,520   $ 106,179,385   $  61,006,769    $  86,511,658
                                        ============   ============   ===========   =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                 MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         -----------------------------------------   --------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).........   $      5,978   $     41,579   $    75,449   $    (18,930)  $   1,388,661    $    108,037
 Net realized gains (losses)..........        783,358       (860,332)     (538,516)      (567,320)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period..........................        289,049      1,757,919      (830,390)     1,251,426      (1,001,208)        236,333
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations............      1,078,385        939,166    (1,293,457)       665,176         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders......     15,917,480     32,024,751    18,837,112      7,306,590      11,809,133       4,563,154
 Net benefits to policyholders........    (15,399,262)   (29,579,995)   (7,855,945)    (8,233,390)     (9,775,543)     (6,481,542)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................        518,218      2,444,756    10,981,167       (926,800)      2,033,590      (1,918,388)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets.      1,596,603      3,383,922     9,687,710       (261,624)      2,434,418      (1,341,772)
Net assets at beginning of period.....     19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period...........   $ 20,735,136   $ 19,138,533   $15,754,611   $  9,664,207   $   9,925,831    $  7,491,413
                                         ============   ============   ===========   ============   =============    ============

                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                         -----------------------------------------   --------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $    304,027   $    515,377   $   283,067   $    597,993   $  22,850,302    $  8,975,814
 Net realized gains (losses)..........         (9,406)      (735,504)     (454,979)     1,331,371       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period..........................      1,465,596         80,925      (698,676)    (3,257,862)     (5,814,839)      7,759,307
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations............      1,760,217       (139,202)     (870,588)    (1,328,498)     23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders......     33,616,441     22,699,314     6,964,604     43,866,020     196,639,863      60,975,616
 Net benefits to policyholders........    (24,788,136)   (18,093,640)   (5,513,221)   (42,336,871)   (106,763,955)    (31,360,866)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions.......      8,828,305      4,605,674     1,451,383      1,529,149      89,875,908      29,614,750
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets............     10,588,522      4,466,472       580,795        200,651     113,118,624      48,411,083
Net assets at beginning of period.....      9,238,646      4,772,174     4,191,379    209,525,899      96,407,275      47,996,192
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period...........   $ 19,827,168   $  9,238,646   $ 4,772,174   $209,726,550   $ 209,525,899    $ 96,407,275
                                         ============   ============   ===========   ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                     MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                          -----------------------------------------   -------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  ------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................   $  1,578,554   $ 10,756,436   $ 3,484,281   $    413,695   $    907,486    $    926,217
 Net realized gains (losses)...........       (259,619)     2,233,258       278,186       (190,959)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during
  the period...........................       (110,575)    (6,419,069)    1,791,231        169,777        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations.......................      1,208,360      6,570,625     5,553,698        392,513        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders.......     22,089,393    113,292,872    21,019,273     14,314,278     41,259,110      27,490,588
 Net benefits to policyholders.........    (19,693,945)   (34,219,380)   (8,281,600)   (11,482,789)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................      2,395,448     79,073,492    12,737,673      2,831,489     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets..      3,603,808     85,644,117    18,291,371      3,224,002     (7,517,518)      6,770,351
Net assets at beginning of period......    125,710,809     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period............   $129,314,617   $125,710,809   $40,066,692   $ 14,952,990   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============




                                            SMALL CAP VALUE SUBACCOUNT                INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                  ----------------------------------------------   ----------------------------------------------
                                      2000            1999             1998            2000           1999             1998
                                  -------------  ---------------  ---------------  -------------  -------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income..........  $    140,965   $      344,711   $       14,015   $     77,147   $  2,006,004    $        53,396
 Net realized gains (losses)....        45,176         (979,002)          (9,919)     2,289,932      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period....................       151,771          325,684         (523,693)    (3,683,990)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations.....................       337,912         (308,607)        (519,597)    (1,316,911)     7,732,766          1,353,307
From policyholder transactions:
 Net premiums from policyholders    13,651,361       39,172,672       11,420,833     44,500,103     43,216,216         23,844,756
 Net benefits to policyholders..    (9,715,462)     (30,591,417)      (4,363,378)   (33,987,289)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions...................     3,935,899        8,581,255        7,057,455     10,512,814      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets......     4,273,811        8,272,648        6,537,858      9,195,903     12,576,519         12,922,976
Net assets at beginning of
 period.........................    18,783,396       10,510,748        3,972,890     31,535,049     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period.....  $ 23,057,207   $   18,783,396   $   10,510,748   $ 40,730,952   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                   EQUITY INDEX SUBACCOUNT                      GLOBAL BOND SUBACCOUNT
                                         -------------------------------------------  -------------------------------------------
                                             2000           1999            1998          2000            1999           1998
                                         -------------  --------------  ------------  --------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income................   $    607,261   $   5,503,450   $  1,211,729  $      95,498   $    424,767    $   283,651
 Net realized gains (losses)..........      3,352,907       7,681,081        691,270       (278,305)      (204,675)        81,659
 Net unrealized appreciation
  (depreciation) during
  the period..........................     (4,597,742)      4,678,509      6,098,919        387,581       (433,526)        43,608
                                         ------------   -------------   ------------  -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations............       (637,574)     17,863,040      8,001,918        204,774       (213,434)       408,918
From policyholder transactions:
 Net premiums from policyholders......     60,696,851     225,994,914     60,690,933      3,569,560     11,387,398      9,258,713
 Net benefits to policyholders........    (37,454,370)   (147,909,470)   (31,166,123)    (5,829,975)   (10,615,019)    (3,008,341)
                                         ------------   -------------   ------------  -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.........................     23,242,481      78,085,444     29,524,810     (2,260,415)       772,379      6,250,372
                                         ------------   -------------   ------------  -------------   ------------    -----------
Net increase (decrease) in net assets.     22,604,907      95,948,484     37,526,728     (2,055,641)       558,945      6,659,290
Net assets at beginning of period.....     49,913,131      53,964,647     16,437,919      8,838,516      8,279,571      1,620,281
                                         ------------   -------------   ------------  -------------   ------------    -----------
Net assets at end of period...........   $ 72,518,038   $  49,913,131   $ 53,964,647  $   6,782,875   $  8,838,516    $ 8,279,571
                                         ============   =============   ============  =============   ============    ===========

                                                  TURNER CORE GROWTH SUBACCOUNT          BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ------------------------------------------   -----------------------------------------
                                                2000          1999           1998            2000          1999           1998
                                            -------------  ------------  -------------   -------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income...................   $    183,362   $ 1,315,438   $      77,203   $    277,814   $   515,681    $   343,646
 Net realized gains......................      2,411,545     1,038,462         156,278        181,342       507,727         89,337
 Net unrealized appreciation
  (depreciation) during
  the period.............................     (1,758,048)    1,626,646         562,620        784,685     3,486,097         91,915
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase in net assets resulting from
 operations..............................        836,859     3,980,546         796,101      1,243,841     4,509,505        524,898
From policyholder transactions:
 Net premiums from policyholders.........     22,340,884    23,098,524       4,779,974      9,965,330    12,134,533      5,520,633
 Net benefits to policyholders...........    (26,498,181)   (9,308,254)     (1,690,860)    (3,861,316)   (5,569,496)    (2,041,375)
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     (4,157,297)   13,790,270       3,089,114      6,104,014     6,565,037      3,479,258
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase in net assets...............     (3,320,438)   17,770,816       3,885,215      7,347,855    11,074,542      4,004,156
Net assets at beginning of period........     22,671,005     4,900,189       1,014,974     17,415,296     6,340,754      2,336,598
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net assets at end of period..............   $ 19,350,567   $22,671,005   $   4,900,189   $ 24,763,151   $17,415,296    $ 6,340,754
                                            ============   ===========   =============   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                                                              CLIFTON ENHANCED U.S. EQUITY
                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT                   SUBACCOUNT
                                            ------------------------------------------   ----------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income...................   $     533,153   $    449,994   $     9,897   $   241,417   $   518,137    $    68,233
 Net realized gains (losses).............       3,686,537        624,068      (445,752)      105,370       264,436         87,723
 Net unrealized appreciation
  (depreciation) during the period.......      (2,068,274)     3,431,408       432,064      (545,352)      151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...............       2,151,416      4,505,470        (3,791)     (198,565)      934,135        245,633
From policyholder transactions:
 Net premiums from policyholders.........      16,538,331     25,135,447    13,982,031     6,521,334     6,480,741      3,031,309
 Net benefits to policyholders...........     (14,603,126)   (22,331,613)   (9,695,520)   (3,399,109)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions...............       1,935,205      2,803,834     4,286,511     3,122,225     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets...............       4,086,621      7,309,304     4,282,720     2,923,660     4,263,597      1,977,412
Net assets at beginning of period........      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period..............   $  21,071,643   $ 16,985,022   $ 9,675,718   $ 9,661,874   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========

                                                                                          INTERNATIONAL OPPORTUNITIES II
                                       EMERGING MARKETS EQUITY SUBACCOUNT                           SUBACCOUNT
                                 ----------------------------------------------   -----------------------------------------------
                                     2000           1999             1998*            2000           1999              1998*
                                 -------------  --------------  ----------------  -------------  --------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss).   $    (12,643)  $     132,259   $           135   $     11,452   $       4,204    $           152
 Net realized gains (losses)..       (101,200)        663,998           (45,975)        20,107          82,873            (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period......................       (287,458)        432,248             2,289        (56,174)         47,295              4,812
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations...................       (401,301)      1,228,505           (43,551)       (24,615)        134,372            (16,871)
From policyholder transactions:
 Net premiums from
  policyholders...............     38,341,068      18,579,194         2,434,226      3,547,466       3,151,983          2,372,034
 Net benefits to policyholders    (35,650,812)    (16,271,324)       (2,203,670)    (3,048,011)     (2,613,505)        (2,191,135)
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions.................      2,690,256       2,307,870           230,556        499,455         538,478            180,899
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets....      2,288,955       3,536,375           187,005        474,840         672,850            164,028
Net assets at beginning of
 period.......................      3,723,380         187,005                 0        836,878         164,028                  0
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net assets at end of period...   $  6,012,335   $   3,723,380   $       187,005   $  1,311,718   $     836,878    $       164,028
                                 ============   =============   ===============   ============   =============    ===============




---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                               BOND INDEX                           SMALL/MID CAP CORE
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 --------------------------------------   ---------------------------------------
                                                    2000          1999         1998*         2000          1999          1998*
                                                 ------------  ------------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..................  $   193,646   $   130,136   $   22,905   $       (62)  $    52,711    $     (535)
 Net realized gains (losses)...................      (54,090)     (104,174)       1,002        84,929        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period............................       65,510       (78,192)     (10,217)      (10,858)      (10,735)       18,718
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations...............................      205,066       (52,230)      13,690        74,009       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders...............    6,026,847     6,471,518    1,176,234     8,814,315     5,817,483     1,089,030
 Net benefits to policyholders.................   (3,737,455)   (2,358,694)    (124,467)   (8,093,062)   (5,611,532)     (778,864)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions.....................    2,289,392     4,112,824    1,051,767       721,253       205,951       310,166
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets.....................    2,494,458     4,060,594    1,065,457       795,262       313,660       303,153
Net assets at beginning of period..............    5,126,051     1,065,457            0       616,813       303,153             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period....................  $ 7,620,509   $ 5,126,051   $1,065,457   $ 1,412,075   $   616,813    $  303,153
                                                 ===========   ===========   ==========   ===========   ===========    ==========

                                                                                                     HIGH YIELD BOND
                                                                                                       SUBACCOUNT
                                                                                        -----------------------------------------
                                                                                           2000           1999           1998*
                                                                                        ------------  -------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income.............................................................     $   155,958   $    340,435    $    86,759
 Net realized gains (losses).......................................................        (100,732)        42,365         64,824
 Net unrealized appreciation
  (depreciation) during the period.................................................        (131,236)      (139,659)       149,416
                                                                                        -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations..................................................         (76,010)       243,141        300,999
From policyholder transactions:
 Net premiums from policyholders...................................................       3,701,759     19,870,990      6,683,673
 Net benefits to policyholders.....................................................      (3,835,440)   (20,368,501)    (2,457,088)
                                                                                        -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions.........................................................        (133,681)      (497,511)     4,226,585
                                                                                        -----------   ------------    -----------
Net increase (decrease) in net
 assets............................................................................        (209,691)      (254,370)     4,527,584
Net assets at beginning of period..................................................       4,273,214      4,527,584              0
                                                                                        -----------   ------------    -----------
Net assets at end of period........................................................     $ 4,063,523   $  4,273,214    $ 4,527,584
                                                                                        ===========   ============    ===========

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                    FUNDAMENTAL                  NEW       FIDELITY    FIDELITY
                                      MID CAP      AIM V.I.    DISCOVERY    VIP II       VIP         TEMPLETON
                                       GROWTH       VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                                     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                    ------------  ----------  ----------  ----------  ----------  ---------------
                                        2000         2000        2000        2000        2000          2000
                                    ------------  ----------  ----------  ----------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)..........................    $    (1)    $     (33)  $    (84)   $      (6)   $   (32)     $     (17)
 Net realized gains
  (losses)........................          0        (2,026)         6       (3,386)         7            612
 Net unrealized
  appreciation
  (depreciation)
  during the period...............        877        (2,289)    28,003          134      4,523          2,513
                                      -------     ---------   --------    ---------    -------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations.......................        876        (4,348)    27,925       (3,258)     4,498          3,108
From policyholder
 transactions:
 Net premiums from
  policyholders...................     19,529       301,720    295,000      324,607     75,543        455,074
 Net benefits to
  policyholders...................          0      (198,193)       (46)    (301,222)       (53)      (307,330)
                                      -------     ---------   --------    ---------    -------      ---------
Net increase in net
 assets resulting from
 policyholder
 transactions.....................     19,529       103,527    294,954       23,385     75,490        147,744
                                      -------     ---------   --------    ---------    -------      ---------
Net increase in net
 assets...........................     20,405        99,179    322,879       20,127     79,988        150,852
Net assets at
 beginning of period..............          0             0          0            0          0              0
                                      -------     ---------   --------    ---------    -------      ---------
Net assets at end of
 period...........................    $20,405     $  99,179   $322,879    $  20,127    $79,988      $ 150,852
                                      =======     =========   ========    =========    =======      =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 2000

1. ORGANIZATION

   John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The thirty-three Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity (formerly, Enhanced U.S. Equity), Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Fundamental Mid Cap Growth, AIM V.I. Value, New Discovery Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, and Templeton International Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Federal Income Taxes

   The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

   JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

   JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.
Policy Loans

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At June 30, 2000, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

   John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 were as follows:


         PORTFOLIO           SHARES OWNED      COST          VALUE
         ---------           ------------  ------------  -------------
Large Cap Growth.............  4,849,462   $123,194,174   $139,962,692
Active Bond..................  3,874,512     38,257,002     35,626,352
International Equity Index...  1,861,146     33,149,994     34,482,272
Small Cap Growth.............  1,914,842     34,454,118     38,614,165
Global Balanced..............    515,617      5,397,773      5,215,275
Mid Cap Growth...............  2,386,951     58,721,939     66,874,534
Large Cap Value..............  2,373,079     32,589,463     30,965,435
Money Market................. 10,612,665    106,183,237    106,179,385
Mid Cap Value................  1,537,316     20,407,887     20,735,136
Small/Mid Cap Growth.........    634,316      9,361,832      9,664,207
Real Estate Equity...........  1,563,808     19,502,392     19,827,168
Growth & Income.............. 10,573,323    204,640,498    209,726,550
Managed......................  8,379,360    131,570,457    129,314,617
Short Term Bond..............  1,533,368     15,459,641     14,952,990
Small Cap Value..............  2,102,924     24,087,256     23,057,207
International Opportunities..  2,800,216     37,804,122     40,730,952
Equity Index.................  8,517,628    158,210,577    172,518,038
Global Bond..................    677,499      7,002,271      6,782,875
Turner Core Growth...........     81,169     21,806,142     19,350,567
Brandes International
 Equity......................  1,511,593     13,549,208     24,763,151
Frontier Capital
 Appreciation................    889,489     16,547,489     21,071,643
Clifton Enhanced US
 Equity......................    485,524      6,331,067      9,661,874
Emerging Markets.............    526,597      5,201,315      6,012,335
International
    Opportunities II.........    109,154      1,232,932      1,311,718
Bond Index...................    810,548      7,747,650      7,620,509
Small Mid Cap CORE...........    137,033      1,349,230      1,412,075
High-Yield...................    477,718      4,142,675      4,063,523
Fundamental Mid Cap Growth...      1,200         19,528         20,405
AIM V.I. Value...............      2,969         99,443         99,180
New Discovery Series.........     17,586        294,884        322,881
Fidelity VIP II Contrafund...        804         16,875         20,127
Fidelity VIP Growth..........      1,557         75,473         79,989
Templeton International......      7,853        148,952        150,853

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 2000 were as follows:


              PORTFOLIO                 PURCHASES        SALES
              ---------                ------------  -------------
Large Cap Growth . . . . . . . . . .   $ 29,329,448   $12,047,499
Active Bond. . . . . . . . . . . . .      7,716,510    10,489,149
International Equity Index . . . . .     17,045,896    13,881,519
Small Cap Growth . . . . . . . . . .     26,140,733    19,589,311
Global Balanced. . . . . . . . . . .      2,196,143     1,340,216
Mid Cap Growth . . . . . . . . . . .     37,093,206    28,643,640
Large Cap Value. . . . . . . . . . .     13,666,105     8,978,183
Money Market . . . . . . . . . . . .    132,183,644    87,007,175
Mid Cap Value. . . . . . . . . . . .      6,316,325     5,788,939
Small/Mid Cap Growth . . . . . . . .      3,375,804     4,321,441
Real Estate Equity . . . . . . . . .     16,395,846     7,263,356
Growth & Income. . . . . . . . . . .     14,294,301    12,164,954
Managed. . . . . . . . . . . . . . .     12,738,146     8,762,379
Short-Term U.S. Government . . . . .      9,609,491     6,364,221
Small Cap Value. . . . . . . . . . .      7,099,451     3,022,358
International Opportunities. . . . .     24,437,465    13,847,145
Equity Index . . . . . . . . . . . .     42,348,010    18,496,923
Global Bond. . . . . . . . . . . . .      2,533,200     4,698,051
Turner Core Growth . . . . . . . . .              0             0
Brandes International Equity . . . .              0             0
Frontier Capital Appreciation. . . .              0             0
Clifton Enhanced US Equity . . . . .              0             0
Emerging Markets . . . . . . . . . .     14,283,977    11,606,307
International Opportunities II . . .      2,092,407     1,581,482
Bond Index . . . . . . . . . . . . .      3,684,786     1,201,679
Small Mid Cap CORE . . . . . . . . .      2,077,976     1,356,772
High Yield Bond. . . . . . . . . . .      2,786,550     2,764,235
Fundamental Mid Cap Growth . . . . .              0             0
AIM V.I. Value . . . . . . . . . . .              0             0
New Discovery Series . . . . . . . .              0             0
Fidelity VIP II Contrafund . . . . .              0             0
Fidelity VIP Growth. . . . . . . . .              0             0
Templeton International. . . . . . .              0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at June 30, 2000 were as follows:


                                       VEP CLASS #1                 VEP CLASS #2                 VEP CLASS #3
                                ---------------------------  ---------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION   ACCUMULATION  ACCUMULATION   ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES      SHARES     SHARE VALUES      SHARES      SHARE VALUES
---------                       ------------  -------------  ------------  -------------  ------------  ---------------
Large Cap Growth                   537,965        36.03         492,996        36.15        135,475          36.26
Active Bond                        233,844        14.22         174,990        14.26         37,880          14.31
International Equity Index         253,026        16.55         187,338        16.64          6,384          16.70
Small Cap Growth                   232,913        22.80         261,061        22.84         41,970          22.89
Global Balanced                     17,635        12.66          89,308        12.68         16,270          12.71
Mid Cap Growth                     279,087        33.98         205,937        34.05         67,794          34.12
Large Cap Value                    210,063        15.73         197,584        15.76         25,556          15.79
Money Market                       698,349        13.43       1,348,986        13.47        320,780          13.51
Mid Cap Value                      114,583        14.81          51,945        14.84          4,132          14.87
Small/Mid Cap Growth                89,083        21.40          90,352        21.46          5,734          21.53
Real Estate Equity                 107,483        16.32          57,887        16.37        221,806          16.43
Growth & Income                  1,030,086        30.67         618,930        30.77        188,739          30.87
Managed                            573,827        21.07         272,670        21.14         35,242          21.20
Short-Term Bond                     86,767        13.32         106,729        13.36         10,815          13.40
Small Cap Value                    122,705        12.41          88,704        12.44         24,207          12.46
International Opportunities        159,417        15.83         203,984        15.87         14,705          15.90
Equity Index                       587,297        22.87         624,209        22.92        246,373          22.97
Global Bond                         61,189        12.50          49,459        12.52         19,899          12.55
Turner Core Growth                  26,973        29.67          15,373        29.73              0          29.80
Brandes International Equity        24,380        17.55          33,462        17.59              0          17.64
Frontier Capital Appreciation       21,833        26.14          14,354        26.20              0          26.25
Clifton Enhanced U.S. Equity         4,521        16.98               0        17.00              0          17.03
Emerging Markets Equity             81,008        11.87          86,902        11.88         17,124          11.89
International Opportunities II      29,808        12.20          31,583        12.21          2,696          12.23
Bond Index                         102,163        10.71          64,884        10.72         64,762          10.73
Small/Mid Cap CORE                  23,891        11.26          17,194        11.27          4,107          11.28
High Yield Bond                     53,628         9.87          43,805         9.88          2,247           9.89
Fundamental Mid Cap Growth           1,626        12.55               0        12.55              0          12.55
AIM V.I. Value                       3,936         9.87               0         9.87              0           9.87
New Discovery Series                     0        11.10               0        11.10              0          11.10
Fidelity VIP II Contrafund              30        10.22               0        10.22              0          10.22
Fidelity VIP Growth                  3,709        10.66               0        10.66              0          10.66
Templeton International                  0        10.11               0        10.11              0          10.11

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI CLASS #4             V COLI CLASS #5             V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                  656,260        36.40        257,435        36.44        286,766         36.47
Active Bond                        15,096        15.13        603,645        15.14        452,608         15.16
International Equity Index         43,882        15.42        155,946        15.43        215,996         15.45
Small Cap Growth                  122,919        23.23        141,128        23.25         46,717         23.27
Global Balanced                    38,720        12.90         10,108        12.91         54,885         12.92
Mid Cap Growth                    128,031        34.63         89,731        34.65         63,109         34.67
Large Cap Value                   112,093        16.03         56,194        16.04        417,402         16.05
Money Market                      196,820        13.39         16,175        13.40        148,908         13.42
Mid Cap Value                      89,613        15.09         18,805        15.10        239,528         15.11
Small/Mid Cap Growth               27,132        21.45            378        21.47         23,248         21.50
Real Estate Equity                128,413        16.95        143,737        16.97        197,963         16.99
Growth & Income                   594,664        30.69        523,471        30.72         25,448         30.76
Managed                           237,562        21.88        115,789        21.91        115,065         21.93
Short-Term Bond                   207,003        13.60        412,601        13.61              0         13.63
Small Cap Value                    34,631        12.65         21,107        12.66        275,960         12.67
International Opportunities       248,993        16.14        274,408        16.15        103,553         16.16
Equity Index                      385,480        23.31        118,709        23.33        573,858         23.34
Global Bond                        63,318        12.74          4,998        12.75              0         12.76
Turner Core Growth                  4,794        30.28         20,069        30.30              0         30.33
Brandes International Equity       97,992        17.91        107,630        17.93         53,047         17.95
Frontier Capital Appreciation      88,691        26.68         66,885        26.69              0         26.72
Clifton Enhanced U.S. Equity       62,494        17.22         80,906        17.22              0         17.23
Emerging Markets Equity             9,109        11.99         39,251        11.99              0         11.99
International Opportunities II          0        12.33              0        12.33              0         12.33
Bond Index                          5,049        10.82         19,587        10.83              0         10.83
Small/Mid Cap CORE                      0        11.38              0        11.38              0         11.38
High Yield Bond                     3,390         9.98              0         9.98          8,354          9.98
Fundamental Mid Cap Growth              0        11.02              0        11.02              0         11.02
AIM V.I. Value                          0         9.55              0         9.55              0          9.55
New Discovery Series                    0        10.64              0        10.65              0         10.65
Fidelity VIP II Contrafund              0         9.99              0         9.99              0          9.99
Fidelity VIP Growth                     0        10.25              0        10.25              0         10.25
Templeton International                 0        10.60              0        10.60              0         10.60

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                   MEDALLION EXECUTIVE
                                       VLI CLASS #7               MVEP CLASS #8               MVUL CLASS #9
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                   116,600       83.98         818,698       26.19        351,348         23.33
Active Bond                         61,302       24.13         313,740       12.84        344,746         12.09
International Equity Index         154,944       26.08         782,949       14.27        222,369         14.73
Small Cap Growth                   181,373       22.82         238,097       23.06        205,968         25.92
Global Balanced                     67,046       12.67          42,577       12.80         39,098         12.27
Mid Cap Growth                     239,385       34.02         367,485       34.37        138,068         38.12
Large Cap Value                    339,911       15.74         174,739       15.91        117,629         13.61
Money Market                       408,415       18.58       1,280,481       12.28        315,719         11.74
Mid Cap Value                      420,027       14.82         260,399       14.98         60,746         12.66
Small/Mid Cap Growth                 6,155       21.43         243,378       13.69         41,310         13.93
Real Estate Equity                  62,138       25.09         201,437       19.23         42,565         10.83
Growth & Income                    819,706       67.63       1,283,758       21.75        415,131         19.01
Managed                          2,303,473       40.02         213,655       16.99         86,308         15.53
Short-Term Bond                     82,590       13.34          44,119       12.26         94,438         11.76
Small Cap Value                    635,265       12.43         355,740       12.56        106,344         11.92
International Opportunities        665,897       15.86         268,074       16.02        484,313         15.33
Equity Index                       678,628       22.90       1,184,989       23.14        773,513         19.74
Global Bond                        116,046       12.51          88,071       12.64         68,278         11.93
Turner Core Growth                       0       27.61         215,390       26.95         68,280         25.90
Brandes International Equity             0       17.80               0       17.19         65,376         18.37
Frontier Capital Appreciation            0       24.60               0       22.13         82,469         21.42
Clifton Enhanced U.S. Equity             0       12.87               0       17.12        160,901         17.12
Emerging Markets Equity             31,882       11.88          88,222       11.94         92,679         11.94
International Opportunities II       3,429       12.21          24,319       12.27            844         12.28
Bond Index                          21,473       10.72          21,624       10.77            174         10.78
Small/Mid Cap CORE                   1,231       11.27          20,797       11.33          1,226         11.33
High Yield Bond                     39,774        9.88          92,930        9.93         81,701          9.93
Fundamental Mid Cap Growth               0       11.02               0       12.56              0         11.02
AIM V.I. Value                           0        9.54           5,155        9.88              0          9.55
New Discovery Series                     0       10.64          29,076       11.11              0         10.64
Fidelity VIP II Contrafund               0        9.98               0       10.23              0          9.99
Fidelity VIP Growth                  1,980       10.24               0       10.67              0         10.25
Templeton International                  0       10.60          14,196       10.11              0         10.60

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------   ------------
Large Cap Growth                   286,862       23.33        294,419        26.19          3,879          86.16
Active Bond                        154,851       12.09        114,636        12.84              0          29.22
International Equity Index          59,837       14.73         78,792        14.27          2,147          27.62
Small Cap Growth                    68,282       25.92        100,523        23.06              0          23.40
Global Balanced                     29,924       12.27          5,692        12.80              0          12.90
Mid Cap Growth                     158,424       38.12        171,055        34.37          6,364          34.86
Large Cap Value                    122,195       13.61        207,621        15.91              0          16.14
Money Market                     2,591,514       11.74        300,260        12.28         54,988          13.46
Mid Cap Value                       85,110       12.66         64,180        14.98              0          15.20
Small/Mid Cap Growth                18,565       13.93         19,363        13.69              0          22.24
Real Estate Equity                  17,774       10.83         34,869        13.92              0          26.35
Growth & Income                  1,088,676       19.01        271,319        21.75          2,135          81.14
Managed                             90,276       15.53         58,406        16.99          1,481          47.44
Short-Term Bond                     42,209       11.76         36,660        12.26          5,127          13.84
Small Cap Value                     46,049       11.92        137,025        12.56              0          12.74
International Opportunities         55,835       15.33         88,759        16.02              0          16.25
Equity Index                     2,042,059       19.74        621,198        23.14         10,824          23.47
Global Bond                         44,341       11.93         28,907        12.64              0          12.83
Turner Core Growth                 166,332       25.90        202,145        26.95              0          30.51
Brandes International Equity       172,977       18.37        274,521        17.19              0          18.05
Frontier Capital Appreciation      108,198       21.42        106,028        22.13              0          25.83
Clifton Enhanced U.S. Equity        46,767       17.12         48,373        17.12              0          17.30
Emerging Markets Equity             32,899       11.94         24,646        11.94              0          12.03
International Opportunities II       9,104       12.27          4,356        12.27              0          12.37
Bond Index                         146,467       10.77        261,447        10.77              0          10.86
Small/Mid Cap CORE                  16,316       11.33         38,984        11.33              0          11.41
High Yield Bond                     23,040        9.93         60,673         9.93              0          10.01
Fundamental Mid Cap Growth               0       11.02              0        12.56              0          18.32
AIM V.I. Value                         991        9.55              0         9.55              0          39.72
New Discovery Series                     0       10.64              0        11.11              0          19.19
Fidelity VIP II Contrafund           1,938        9.99              0        10.23              0          33.44
Fidelity VIP Growth                  1,888       10.25              0        10.67              0         102.05
Templeton International                  0       10.60              0        10.11              0          25.87

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES      SHARE VALUES
---------                       ------------   ------------
Large Cap Growth                    2,316          86.16
Active Bond                            21          29.22
International Equity Index          3,005          27.62
Small Cap Growth                    4,238          23.40
Global Balanced                         0          12.90
Mid Cap Growth                      4,655          34.86
Large Cap Value                     3,092          16.14
Money Market                      288,791          13.46
Mid Cap Value                         835          15.20
Small/Mid Cap Growth                1,930          22.24
Real Estate Equity                     57          26.35
Growth & Income                     1,481          81.14
Managed                            17,796          47.44
Short-Term Bond                     1,970          13.84
Small Cap Value                     2,378          12.74
International Opportunities         3,842          16.25
Equity Index                       35,759          23.47
Global Bond                            97          12.83
Turner Core Growth                                 30.51
Brandes International Equity            0          18.05
Frontier Capital Appreciation           0          25.83
Clifton Enhanced U.S. Equity            0          17.30
Emerging Markets Equity             1,521          12.03
International Opportunities II        806          12.37
Bond Index                            826          10.85
Small/Mid Cap CORE                  1,138          11.41
High Yield Bond                       307          10.01
Fundamental Mid Cap Growth              0          18.22
AIM V.I. Value                          0          39.72
New Discovery Series                    0          19.19
Fidelity VIP II Contrafund              0          33.44
Fidelity VIP Growth                     0         102.05
Templeton International                 0          25.87

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999



                                                                       HIGH
                                              BOND     SMALL/ MID     YIELD
                                             INDEX      CAP CORE       BOND
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -------------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========

                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        ---------------------------------------  -------------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        -----------------------------------  ------------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========

                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  ----------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . . .  (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on
investments. . . . . .   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  ------------------------------------  -------------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========

                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        -----------------------------------  ---------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  -----------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========

                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ---------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on
 investments. . . . .    2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting
from operations . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ----------------------------------  -----------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment
 income . . . . . . .      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======

                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment
  income. . . . . . .      132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========

---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   --------------------  ----------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          -------------------------------------------  --------------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========

                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             -----------------------------------------  -------------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          ---------------------------------------  ------------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============

                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        -----------------------------------------  ------------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             -----------------------------------------  -------------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========

                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          -----------------------------------------  ----------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            -----------------------------------------  --------------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions . . . . . . . . . . . . . .     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========

                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ----------------------------------------  --------------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========

                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                ---------------------------------------  ------------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        ---------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========

                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               ---------------------------  --------------------------  ---------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        -------------------------  -------------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International
 Equity . . . . . . . . . . .     1,122,129     13,875,593     17,415,296
Frontier Capital
 Appreciation . . . . . . . .       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  ----------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International
 Equity . . . . . . . . . . .      18,319         16.91         33,342        16.94            --             --
Frontier Capital
 Appreciation . . . . . . . .      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  ----------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International
 Equity . . . . . . . . . . .     104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital
 Appreciation . . . . . . . .      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  ----------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity
 Index. . . . . . . . . . .        113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International
 Opportunities. . . . . . .        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  ----------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International
 Equity . . . . . . . . . . .       82,135        17.67       116,504         16.53          --             --
Frontier Capital
 Appreciation . . . . . . . .       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                 JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT S

                                      VEP CLASS #13
                                ----------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International
 Equity . . . . . . . . . . .        --             --
Frontier Capital
 Appreciation . . . . . . . .        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE                 PAGE       KEY WORD OR PHRASE                        PAGE
Account . . . . . . . . . . . . .    28        monthly deduction date . . . . . . . .     30
account value . . . . . . . . . .     9        mortality and expense risk charge. . .     10
Additional Sum Insured. . . . . .    16        Option A; Option B . . . . . . . . . .     16
annual processing date. . . . . .    16        optional benefits charge . . . . . . .     11
attained age. . . . . . . . . . .    10        optional extra death benefit feature .     16
Basic Sum Insured . . . . . . . .    16        owner. . . . . . . . . . . . . . . . .      5
beneficiary . . . . . . . . . . .    39        partial withdrawal . . . . . . . . . .     15
business day. . . . . . . . . . .    29        partial withdrawal charge. . . . . . .     11
changing Option A or B. . . . . .    18        payment options. . . . . . . . . . . .     18
changing the Total Sum                         Planned Premium. . . . . . . . . . . .      7
 Insured. . . . . . . . . . . . .    17        policy anniversary . . . . . . . . . .     30
charges . . . . . . . . . . . . .     9        policy split option. . . . . . . . . .     17
Code. . . . . . . . . . . . . . .    35        policy year. . . . . . . . . . . . . .     30
cost of insurance                              premium; premium payment . . . . . . .      5
 rates. . . . . . . . . . . . . .    10        prospectus . . . . . . . . . . . . . .      3
date of issue . . . . . . . . . .    30        receive; receipt . . . . . . . . . . .     21
death benefit . . . . . . . . . .     5        reinstate; reinstatement . . . . . . .      7
deductions. . . . . . . . . . . .     9        sales charges. . . . . . . . . . . . .      9
dollar cost averaging . . . . . .    14        SEC. . . . . . . . . . . . . . . . . .      2
enhanced cash value                            Separate Account S . . . . . . . . . .     28
 rider. . . . . . . . . . . . . .    17        Servicing Office . . . . . . . . . . .      2
expenses of the Trusts. . . . . .    11        special loan account . . . . . . . . .     15
fixed investment                               subaccount . . . . . . . . . . . . . .     28
 option . . . . . . . . . . . . .    29        surrender. . . . . . . . . . . . . . .     14
full surrender. . . . . . . . . .    14        surrender value. . . . . . . . . . . .     14
fund. . . . . . . . . . . . . . .     2        Target Premium . . . . . . . . . . . .      9
grace period. . . . . . . . . . .     7        tax considerations . . . . . . . . . .     35
guaranteed minimum                             telephone transfers. . . . . . . . . .     21
 death benefit  . . . . . . . . .     7        Total Sum Insured. . . . . . . . . . .     16
Guaranteed Minimum                             transfers of account value . . . . . .     14
 Death Benefit Premium. . . . . .     8        Trusts . . . . . . . . . . . . . . . .      2
insurance charge. . . . . . . . .    10        variable investment options. . . . . .      1
insured person. . . . . . . . . .     5        we; us . . . . . . . . . . . . . . . .     28
investment options. . . . . . . .     1        withdrawal . . . . . . . . . . . . . .     15
JHVLICO . . . . . . . . . . . . .    28        withdrawal charges . . . . . . . . . .     11
                                               you; your. . . . . . . . . . . . . . .      5
lapse . . . . . . . . . . . . . .     7

loan. . . . . . . . . . . . . . .    15

loan interest . . . . . . . . . .    15

maximum premiums. . . . . . . . .     6
Minimum Initial
 Premium. . . . . . . . . . . . .    29
minimum insurance
 amount . . . . . . . . . . . . .    17

minimum premiums. . . . . . . . .     6
modified endowment
 contract . . . . . . . . . . . .    36

                       Prospectus dated November 1, 2000

                 -----------------------------------------------
                    MAJESTIC VARIABLE ESTATE PROTECTION 98
                 -----------------------------------------------

        a flexible premium variable life survivorship insurance policy issued by
           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:


  Variable Investment Option                                      Managed By
  --------------------------                                      ----------
  Managed......................................................   Independence Investment Associates, Inc. and
                                                                   Capital Guardian Trust Company
  Growth & Income..............................................   Independence Investment Associates, Inc. and
                                                                   Putnam Investment Management, Inc.
  Fidelity VIP Contrafund/(R)/.................................   Fidelity Management and Research Company
  Equity Index.................................................   State Street Global Advisors
  Large Cap Value..............................................   T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value.............................   Federated Investment Management Company
  Large Cap Growth.............................................   Independence Investment Associates, Inc.
  Large Cap Aggressive Growth..................................   Alliance Capital Management L.P.
  Fidelity VIP Growth..........................................   Fidelity Management and Research Company
  AIM V.I. Value...............................................   A I M Advisors, Inc.
  Janus Aspen Global Technology................................   Janus Capital Corporation
  Mid Cap Value................................................   Neuberger Berman, LLC
  Mid Cap Growth...............................................   Janus Capital Corporation
  Fundamental Growth...........................................   Putnam Investment Management, Inc.
  Real Estate Equity...........................................   Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment
                                                                   Management Inc.
  Small/Mid Cap CORE /SM/......................................   Goldman Sachs Asset Management
  Small/Mid Cap Growth.........................................   Wellington Management Company, LLP
  Small Cap Equity.............................................   Capital Guardian Trust Company
  Small Cap Growth.............................................   John Hancock Advisers, Inc.
  MFS New Discovery............................................   MFS Investment Management/(R)/
  Global Balanced..............................................   Capital Guardian Trust Company
  Janus Aspen Worldwide Growth.................................   Janus Capital Corporation
  Templeton International Securities...........................   Templeton Investment Counsel, Inc.
  International Equity Index...................................   Independence International Associates, Inc.
  International Opportunities..................................   T. Rowe Price International, Inc.
                                                                  Morgan Stanley Dean Witter Investment Management
  Emerging Markets Equity......................................    Inc.
  Short-Term Bond..............................................   Independence Investment Associates, Inc.
  Bond Index...................................................   Mellon Bond Associates, LLP
  Active Bond..................................................   John Hancock Advisers, Inc.
  Core Bond....................................................   Federated Investment Management Company
  Global Bond..................................................   Capital Guardian Trust Company
  High Yield Bond..............................................   Wellington Management Company, LLP
  Money Market.................................................   John Hancock Life Insurance Company
  Brandes International Equity.................................   Brandes Investment Partners, L.P.
  Turner Core Growth...........................................   Turner Investment Partners, Inc.
  Frontier Capital Appreciation................................   Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity.................................   The Clifton Group

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the MFS Variable Insurance Trust, and the M Fund, Inc. (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds".

  In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO Life Servicing Office
                          -----------------------------

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 31.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 45.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 130.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                            * * * * * * * * * * * *

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                      Beginning on page
--------                                                      -----------------
 .What is the policy?.........................................        5
 .Who owns the policy?........................................        5
 .How can I invest money in the policy?.......................        5
 .Is there a minimum amount I must invest?....................        7
 .How will the value of my investment in the policy change
  over time?.................................................        8
 .What charges will JHVLICO deduct from my investment in
  the policy?................................................        9
 .What charges will the Trusts deduct from my investment in
  the policy?................................................        11
 .What other charges could JHVLICO impose in the future?......        13
 .How can I change my policy's investment allocations?........        14
 .How can I access my investment in the policy?...............        14
 .How much will JHVLICO pay when the last insured person
  dies?......................................................        16
 .How can I change my policy's insurance coverage?............        18
 .Can I cancel my policy after it's issued?...................        18
 .Can I choose the form in which JHVLICO pays out policy
  proceeds?..................................................        19
 .To what extent can JHVLICO vary the terms and conditions
  of its policies in particular cases?.......................        20
 .How will my policy be treated for income tax purposes?......        20
 .How do I communicate with JHVLICO?..........................        20

Here are the page numbers where the questions and answers appear:

What is the policy?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

Who owns the policy?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

How can I invest money in the policy?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
39. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
       -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Is there a minimum amount i must invest?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

       Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

How will the value of my investment in the policy change over time?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Trusts and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be

                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

What charges will JHVLICO deduct from my investment in the policy?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
   -------------------------
   costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If premium received in the first policy year is less than the Target Premium, then premium received in the second policy year will be treated as if received in the first policy year until first year premiums equal the Target Premium. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1998, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge imposed if you elect
   -----------------------------------------
   this rider. It is deducted only from premiums received in the first two policy years. The charge is 2% of premiums paid in the first two policy years until the total charges deducted equal 2% of one year's Target Premium.

 . Optional benefits charge - A charge imposed for certain other optional
   --------------------------
   insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   --------------
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The first part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
   -----------------------
   administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
   ------------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
   ------------------------
   additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
   -------------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .20% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
   -----------------------------------------
   the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1998, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
   ----------------------------------
   elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
   --------------------------
   insurance benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   ---------------------------
   account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

What charges will the Trusts deduct from my investment in the policy?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund    Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------    ---------------
John Hancock Variable Series Trust I
 (Note 1):
Managed ...............................     0.67%           N/A              0.03%         0.70%           0.03%
Growth & Income .......................     0.67%           N/A              0.03%         0.70%           0.03%
Equity Index  .........................     0.14%           N/A              0.00%         0.14%           0.08%
American Leaders Large Cap Value.......     0.80%           N/A              0.10%         0.90%            N/A
Large Cap Growth  .....................     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth ...........     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value .........................     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  .......................     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Growth *  .................     0.90%           N/A              0.10%         1.00%           0.24%
Real Estate Equity  ...................     1.01%           N/A              0.10%         1.11%           0.10%
Small/Mid Cap CORE /SM/ ...............     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  .................     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Equity *  ...................     0.90%           N/A              0.10%         1.00%           0.16%
Small Cap Growth  .....................     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * .....................     1.05%           N/A              0.10%         1.15%           0.46%
International Equity Index  ...........     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities ...........     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity ...............     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond .......................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  ...........................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * .........................     0.61%           N/A              0.03%         0.64%           0.03%

                                          Investment  Distribution and  Other Operating  Total Fund    Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------    ---------------
Core Bond .............................     0.70%           N/A              0.10%         0.80%            N/A
lobal Bond ............................     0.85%           N/A              0.10%         0.95%           0.15%
High Yield Bond .......................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market ..........................     0.25%           N/A              0.06%         0.31%           0.06%

AIM Variable Insurance Funds, Inc.:
AIM V.I. Value ........................     0.61%           N/A              0.15%         0.76%           0.15%

Variable Insurance Products Fund -
 Service Class (Note 2):
Fidelity VIP Growth ...................     0.58%          0.10%             0.07%         0.75%           0.09%

Variable Insurance Products Fund II -
 Service Class  (Note 2):
Fidelity VIP Contrafund/(R)/ ..........     0.58%          0.10%             0.07%         0.75%           0.10%

Franklin Templeton Variable
  Insurance Products Trust - Class 2
  Shares (Note 3):
Templeton International Securities ....     0.69%          0.25%             0.19%         1.13%           0.19%

Janus Aspen Series - Service Shares
 Class  (Note 4):
Janus Aspen Global Technology .........     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth...........     0.65%          0.25%             0.05%         0.95%           0.05%

MFS Variable Insurance Trust
    (Note 5):
MFS New Discovery .....................     0.90%           N/A              0.17%         1.07%           1.59%

M Fund, Inc. (Note 6):
Brandes International Equity ..........     0.96%           N/A              0.25%         1.21%           0.97%
Turner Core Growth  ...................     0.45%           N/A              0.25%         0.70%           0.95%
Frontier Capital Appreciation .........     0.90%           N/A              0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity ** .......     0.55%           N/A              0.25%         0.80%           1.08%


Notes to Fund Expense Table
  (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). All percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates for the current fiscal year because the funds were not in operation in 1999. Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999.

     *Fundamental Growth was formerly "Fundamental Mid Cap Growth", Small Cap
      Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

        "CORE /SM"/ is a service mark of Goldman, Sachs & Co.

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999.

      All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

  (6) M Fund, Inc. Funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. M Financial Advisers, Inc. reimburses a Fund when the Fund's other operating expenses exceed 0.25% of that Fund's average daily net assets.

   ** Clifton Enhanced U.S. Equity Fund was formerly "Enhanced U.S. Equity
      Fund".

What other Charges Could JHVLICO impose in the future?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can I change my policy's investment allocations?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning
  60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

How can I access my investment in the policy?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is determined as follows:

     .  We first determine the account value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by 1.00% in policy years 1 through 20 and .50% thereafter.

     .  We then subtract the third item above from the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How much will JHVLICO pay when the last insured person dies?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 34.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum
       Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total Sum
       Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Enhanced cash value rider

  In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

How can I change my policy's insurance coverage?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 36.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 36.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 39 to learn about possible tax consequences of changing your insurance coverage under the policy.

Can I cancel my policy after it's issued?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trusts prior to that date. The date of cancellation will be the date of such mailing or delivery.

Can I choose the form in which JHVLICO pays out policy proceeds?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

How will my policy be treated for income tax purposes?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 39.

How do I communicate with JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -0.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trusts. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

Plan: Flexible Premium VAriable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option A Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Current Charges and CVAT Test

                                      Death Benefit                  Surrender Value
                             -------------------------------  -----------------------------
End of    Planned Premiums        Assuming hypothetical           Assuming hypothetical
Policy     accumulated at        gross annual return of          gross annual return of
                             -------------------------------  -----------------------------
 Year    5% annual interest     0%          6%        12%        0%        6%         12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  ---------
   1            16,768       1,000,000  1,000,000  1,000,000    9,156      9,737      10,319
   2            34,374       1,000,000  1,000,000  1,000,000   21,313     23,188      25,134
   3            52,861       1,000,000  1,000,000  1,000,000   31,669     35,573      39,780
   4            72,271       1,000,000  1,000,000  1,000,000   42,837     49,539      57,040
   5            92,653       1,000,000  1,000,000  1,000,000   53,759     64,058      76,040
   6           114,053       1,000,000  1,000,000  1,000,000   65,866     80,654      98,535
   7           136,524       1,000,000  1,000,000  1,000,000   77,662     97,882     123,292
   8           160,118       1,000,000  1,000,000  1,000,000   89,119    115,741     150,530
   9           184,891       1,000,000  1,000,000  1,000,000  100,204    134,234     180,497
  10           210,904       1,000,000  1,000,000  1,000,000  110,917    153,392     213,504
  11           238,217       1,000,000  1,000,000  1,000,000  122,867    174,925     251,621
  12           266,895       1,000,000  1,000,000  1,000,000  134,752    197,589     293,978
  13           297,008       1,000,000  1,000,000  1,000,000  146,559    221,429     341,029
  14           328,626       1,000,000  1,000,000  1,000,000  158,261    246,478     393,268
  15           361,825       1,000,000  1,000,000  1,000,000  169,849    272,788     451,261
  16           396,684       1,000,000  1,000,000  1,000,000  181,297    300,401     515,620
  17           433,286       1,000,000  1,000,000  1,091,600  192,583    329,364     586,925
  18           471,718       1,000,000  1,000,000  1,199,450  203,685    359,729     665,856
  19           512,072       1,000,000  1,000,000  1,315,196  214,577    391,550     753,212
  20           554,444       1,000,000  1,000,000  1,439,666  225,225    424,882     849,869
  25           800,279       1,000,000  1,000,000  2,232,309  274,524    618,522   1,511,672
  30         1,114,034       1,000,000  1,137,021  3,428,959  303,903    858,684   2,589,567
  35         1,514,473       1,000,000  1,396,841  5,256,800  286,327  1,144,699   4,307,903

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium VAriable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option B Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Current Charges and CVAT Test

                                      Death Benefit                 Surrender Value
                             -------------------------------  ----------------------------
                                  Assuming Hypothetical           Assuming Hypothetical
End of    Planned Premiums       Gross Annual Return of          Gross Annual Return of
Policy     Accumulated at    -------------------------------  ----------------------------
 Year    5% Annual Interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  ----------
   1            16,768       1,009,155  1,009,737  1,010,319    9,155    9,737      10,319
   2            34,374       1,020,512  1,022,387  1,024,332   21,311   23,186      25,131
   3            52,861       1,031,659  1,035,563  1,039,768   31,659   35,563      39,768
   4            72,271       1,042,814  1,049,512  1,057,009   42,814   49,512      57,009
   5            92,653       1,053,711  1,063,999  1,075,969   53,711   63,999      75,969
   6           114,053       1,065,775  1,080,540  1,098,393   65,775   80,540      98,393
   7           136,524       1,077,506  1,097,678  1,123,028   77,506   97,678     123,028
   8           160,118       1,088,864  1,115,398  1,150,069   88,864  115,398     150,069
   9           184,891       1,099,809  1,133,683  1,179,731   99,809  133,683     179,731
  10           210,904       1,110,333  1,152,549  1,212,285  110,333  152,549     212,285
  11           238,217       1,122,092  1,173,758  1,249,864  122,092  173,758     249,864
  12           266,895       1,133,773  1,196,055  1,291,569  133,773  196,055     291,569
  13           297,008       1,145,363  1,219,478  1,337,834  145,363  219,478     337,834
  14           328,626       1,156,833  1,244,051  1,389,121  156,833  244,051     389,121
  15           361,825       1,168,170  1,269,817  1,445,960  168,170  269,817     445,960
  16           396,684       1,179,344  1,296,801  1,508,923  179,344  296,801     508,923
  17           433,286       1,190,325  1,325,031  1,578,638  190,325  325,031     578,638
  18           471,718       1,201,084  1,354,538  1,655,807  201,084  354,538     655,807
  19           512,072       1,211,584  1,385,341  1,741,199  211,584  385,341     741,199
  20           554,444       1,221,778  1,417,455  1,835,652  221,778  417,455     835,652
  25           800,279       1,266,725  1,598,566  2,480,898  266,725  598,566   1,480,898
  30         1,114,034       1,283,418  1,799,331  3,527,891  283,418  799,331   2,527,891
  35         1,514,473       1,233,256  1,979,358  5,195,384  233,256  979,358   4,195,384

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option A Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Current Charges and CVAT Test

                                      Death Benefit                 Surrender Value
                             -------------------------------  ----------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ----------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  ----------
   1            16,768       1,000,000  1,000,000  1,000,000    8,850    9,419       9,991
   2            34,374       1,000,000  1,000,000  1,000,000   20,661   22,488      24,388
   3            52,861       1,000,000  1,000,000  1,000,000   30,630   34,420      38,510
   4            72,271       1,000,000  1,000,000  1,000,000   41,374   47,856      55,124
   5            92,653       1,000,000  1,000,000  1,000,000   51,833   61,763      73,334
   6           114,053       1,000,000  1,000,000  1,000,000   63,437   77,653      94,867
   7           136,524       1,000,000  1,000,000  1,000,000   74,690   94,073     118,462
   8           160,118       1,000,000  1,000,000  1,000,000   85,563  111,014     144,305
   9           184,891       1,000,000  1,000,000  1,000,000   96,027  128,469     172,610
  10           210,904       1,000,000  1,000,000  1,000,000  106,043  146,424     203,605
  11           238,217       1,000,000  1,000,000  1,000,000  116,509  165,858     238,604
  12           266,895       1,000,000  1,000,000  1,000,000  126,412  185,787     276,940
  13           297,008       1,000,000  1,000,000  1,000,000  135,679  206,170     318,937
  14           328,626       1,000,000  1,000,000  1,000,000  144,216  226,950     364,952
  15           361,825       1,000,000  1,000,000  1,000,000  151,915  248,058     415,396
  16           396,684       1,000,000  1,000,000  1,000,000  158,656  269,425     470,754
  17           433,286       1,000,000  1,000,000  1,000,000  164,253  290,924     531,546
  18           471,718       1,000,000  1,000,000  1,077,165  168,652  312,555     597,971
  19           512,072       1,000,000  1,000,000  1,170,250  171,645  334,198     670,202
  20           554,444       1,000,000  1,000,000  1,268,177  173,036  355,757     748,635
  25           800,279       1,000,000  1,000,000  1,844,242  145,827  458,261   1,248,881
  30         1,114,034       1,000,000  1,000,000  2,600,060    5,089  530,271   1,963,578
  35         1,514,473              **  1,000,000  3,600,823       **  522,957   2,950,843

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option B Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Current Charges and CVAT Test

                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ---------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,008,849  1,009,419  1,009,990    8,849    9,419       9,990
   2            34,374       1,019,860  1,021,687  1,023,586   20,658   22,485      24,385
   3            52,861       1,030,621  1,034,410  1,038,499   30,621   34,410      38,499
   4            72,271       1,041,351  1,047,830  1,055,094   41,351   47,830      55,094
   5            92,653       1,051,787  1,061,706  1,073,265   51,787   61,706      73,265
   6           114,053       1,063,350  1,077,544  1,094,730   63,350   77,544      94,730
   7           136,524       1,074,539  1,093,877  1,118,208   74,539   93,877     118,208
   8           160,118       1,085,319  1,110,685  1,143,864   85,319  110,685     143,864
   9           184,891       1,095,650  1,127,943  1,171,878   95,650  127,943     171,878
  10           210,904       1,105,482  1,145,614  1,202,435  105,482  145,614     202,435
  11           238,217       1,115,697  1,164,644  1,236,785  115,697  164,644     236,785
  12           266,895       1,125,266  1,184,013  1,274,179  125,266  184,013     274,179
  13           297,008       1,134,094  1,203,627  1,314,826  134,094  203,627     314,826
  14           328,626       1,142,059  1,223,362  1,358,922  142,059  223,362     358,922
  15           361,825       1,149,023  1,243,068  1,406,668  149,023  243,068     406,668
  16           396,684       1,154,833  1,262,571  1,458,265  154,833  262,571     458,266
  17           433,286       1,159,254  1,281,601  1,513,848  159,254  281,601     513,848
  18           471,718       1,162,213  1,300,045  1,573,735  162,213  300,045     573,735
  19           512,072       1,163,457  1,317,591  1,638,083  163,457  317,591     638,083
  20           554,444       1,162,755  1,333,936  1,707,082  162,755  333,936     707,082
  25           800,279       1,119,073  1,382,746  2,126,754  119,073  382,746   1,126,754
  30         1,114,034              **  1,309,708  2,662,564       **  309,708   1,662,564
  35         1,514,473              **         **  3,276,228       **       **   2,276,228

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option A Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Current Charges and GPT Test

                                      Death Benefit                  Surrender Value
                             -------------------------------  -----------------------------
                                  Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    -------------------------------  -----------------------------
 Year    5% annual interest     0%          6%        12%        0%        6%         12%
-------  ------------------  ---------  ---------  ---------  -------  ---------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000    9,156      9,737      10,319
   2            34,374       1,000,000  1,000,000  1,000,000   21,313     23,188      25,134
   3            52,861       1,000,000  1,000,000  1,000,000   31,669     35,573      39,780
   4            72,271       1,000,000  1,000,000  1,000,000   42,837     49,539      57,040
   5            92,653       1,000,000  1,000,000  1,000,000   53,759     64,058      76,040
   6           114,053       1,000,000  1,000,000  1,000,000   65,866     80,654      98,535
   7           136,524       1,000,000  1,000,000  1,000,000   77,662     97,882     123,292
   8           160,118       1,000,000  1,000,000  1,000,000   89,119    115,741     150,530
   9           184,891       1,000,000  1,000,000  1,000,000  100,204    134,234     180,497
  10           210,904       1,000,000  1,000,000  1,000,000  110,917    153,392     213,504
  11           238,217       1,000,000  1,000,000  1,000,000  122,867    174,925     251,621
  12           266,895       1,000,000  1,000,000  1,000,000  134,752    197,589     293,978
  13           297,008       1,000,000  1,000,000  1,000,000  146,559    221,429     341,029
  14           328,626       1,000,000  1,000,000  1,000,000  158,261    246,478     393,268
  15           361,825       1,000,000  1,000,000  1,000,000  169,849    272,788     451,261
  16           396,684       1,000,000  1,000,000  1,000,000  181,297    300,401     515,625
  17           433,286       1,000,000  1,000,000  1,000,000  192,583    329,364     587,056
  18           471,718       1,000,000  1,000,000  1,000,000  203,685    359,729     666,336
  19           512,072       1,000,000  1,000,000  1,000,000  214,577    391,550     754,337
  20           554,444       1,000,000  1,000,000  1,000,000  225,225    424,882     852,045
  25           800,279       1,000,000  1,000,000  1,604,406  274,524    618,522   1,528,006
  30         1,114,034       1,000,000  1,000,000  2,789,612  303,903    861,960   2,656,773
  35         1,514,473       1,000,000  1,234,575  4,753,760  286,327  1,175,786   4,527,390

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option A Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Current Charges and GPT Test

                                      Death Benefit                 Surrender Value
                             -------------------------------  ----------------------------
                                  Assuming Hypothetical          Assuming Hypothetical
End of    Planned Premiums       Gross Annual Return of         Gross Annual Return of
Policy     Accumulated at    -------------------------------  ----------------------------
 Year    5% Annual Interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  ----------
   1            16,768       1,009,155  1,009,737  1,010,319    9,155    9,737      10,319
   2            34,374       1,020,512  1,022,387  1,024,332   21,311   23,186      25,131
   3            52,861       1,031,659  1,035,563  1,039,768   31,659   35,563      39,768
   4            72,271       1,042,814  1,049,512  1,057,009   42,814   49,512      57,009
   5            92,653       1,053,711  1,063,999  1,075,969   53,711   63,999      75,969
   6           114,053       1,065,775  1,080,540  1,098,393   65,775   80,540      98,393
   7           136,524       1,077,506  1,097,678  1,123,028   77,506   97,678     123,028
   8           160,118       1,088,864  1,115,398  1,150,069   88,864  115,398     150,069
   9           184,891       1,099,809  1,133,683  1,179,731   99,809  133,683     179,731
  10           210,904       1,110,333  1,152,549  1,212,285  110,333  152,549     212,285
  11           238,217       1,122,092  1,173,758  1,249,864  122,092  173,758     249,864
  12           266,895       1,133,773  1,196,055  1,291,569  133,773  196,055     291,569
  13           297,008       1,145,363  1,219,478  1,337,834  145,363  219,478     337,834
  14           328,626       1,156,833  1,244,051  1,389,121  156,833  244,051     389,121
  15           361,825       1,168,170  1,269,817  1,445,960  168,170  269,817     445,960
  16           396,684       1,179,344  1,296,801  1,508,923  179,344  296,801     508,923
  17           433,286       1,190,325  1,325,031  1,578,638  190,325  325,031     578,638
  18           471,718       1,201,084  1,354,538  1,655,807  201,084  354,538     655,807
  19           512,072       1,211,584  1,385,341  1,741,199  211,584  385,341     741,199
  20           554,444       1,221,778  1,417,455  1,835,652  221,778  417,455     835,652
  25           800,279       1,266,725  1,598,566  2,480,898  266,725  598,566   1,480,898
  30         1,114,034       1,283,418  1,799,331  3,527,891  283,418  799,331   2,527,891
  35         1,514,473       1,233,256  1,979,358  5,195,384  233,256  979,358   4,195,384

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option A Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Current Charges and GPT Test

                                      Death Benefit                 Surrender Value
                             -------------------------------  ----------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ----------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  ----------
   1            16,768       1,000,000  1,000,000  1,000,000    8,850    9,419       9,991
   2            34,374       1,000,000  1,000,000  1,000,000   20,661   22,488      24,388
   3            52,861       1,000,000  1,000,000  1,000,000   30,630   34,420      38,510
   4            72,271       1,000,000  1,000,000  1,000,000   41,374   47,856      55,124
   5            92,653       1,000,000  1,000,000  1,000,000   51,833   61,763      73,334
   6           114,053       1,000,000  1,000,000  1,000,000   63,437   77,653      94,867
   7           136,524       1,000,000  1,000,000  1,000,000   74,690   94,073     118,462
   8           160,118       1,000,000  1,000,000  1,000,000   85,563  111,014     144,305
   9           184,891       1,000,000  1,000,000  1,000,000   96,027  128,469     172,610
  10           210,904       1,000,000  1,000,000  1,000,000  106,043  146,424     203,605
  11           238,217       1,000,000  1,000,000  1,000,000  116,509  165,858     238,604
  12           266,895       1,000,000  1,000,000  1,000,000  126,412  185,787     276,940
  13           297,008       1,000,000  1,000,000  1,000,000  135,679  206,170     318,937
  14           328,626       1,000,000  1,000,000  1,000,000  144,216  226,950     364,952
  15           361,825       1,000,000  1,000,000  1,000,000  151,915  248,058     415,396
  16           396,684       1,000,000  1,000,000  1,000,000  158,656  269,425     470,754
  17           433,286       1,000,000  1,000,000  1,000,000  164,253  290,924     531,563
  18           471,718       1,000,000  1,000,000  1,000,000  168,652  312,555     598,564
  19           512,072       1,000,000  1,000,000  1,000,000  171,645  334,198     672,557
  20           554,444       1,000,000  1,000,000  1,000,000  173,036  355,757     754,541
  25           800,279       1,000,000  1,000,000  1,385,743  145,827  458,261   1,319,755
  30         1,114,034       1,000,000  1,000,000  2,350,133    5,089  530,271   2,238,222
  35         1,514,473              **  1,000,000  3,874,968       **  522,957   3,690,445

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

Plan: Flexible Premium Variable Life Survivorship
      $1,000,000 Total Sum Insured
      Male, Issue age 55, Preferred Underwriting Class
      Female, Issue Age 50, Preferred Underwriting Class
      Option B Death Benefit
      No Guaranteed Minimum Death Benefit after tenth Policy Year
      Planned Premium: $15,969*
      Using Maximum Charges and GPT Test

                                      Death Benefit                 Surrender Value
                             -------------------------------  ----------------------------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ----------------------------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  ----------
   1            16,768       1,008,849  1,009,419  1,009,990    8,849    9,419       9,990
   2            34,374       1,019,860  1,021,687  1,023,586   20,658   22,485      24,385
   3            52,861       1,030,621  1,034,410  1,038,499   30,621   34,410      38,499
   4            72,271       1,041,351  1,047,830  1,055,094   41,351   47,830      55,094
   5            92,653       1,051,787  1,061,706  1,073,265   51,787   61,706      73,265
   6           114,053       1,063,350  1,077,544  1,094,730   63,350   77,544      94,730
   7           136,524       1,074,539  1,093,877  1,118,208   74,539   93,877     118,208
   8           160,118       1,085,319  1,110,685  1,143,864   85,319  110,685     143,864
   9           184,891       1,095,650  1,127,943  1,171,878   95,650  127,943     171,878
  10           210,904       1,105,482  1,145,614  1,202,435  105,482  145,614     202,435
  11           238,217       1,115,697  1,164,644  1,236,785  115,697  164,644     236,785
  12           266,895       1,125,266  1,184,013  1,274,179  125,266  184,013     274,179
  13           297,008       1,134,094  1,203,627  1,314,826  134,094  203,627     314,826
  14           328,626       1,142,059  1,223,362  1,358,922  142,059  223,362     358,922
  15           361,825       1,149,023  1,243,068  1,406,668  149,023  243,068     406,668
  16           396,684       1,154,833  1,262,571  1,458,265  154,833  262,571     458,266
  17           433,286       1,159,254  1,281,601  1,513,848  159,254  281,601     513,848
  18           471,718       1,162,213  1,300,045  1,573,735  162,213  300,045     573,735
  19           512,072       1,163,457  1,317,591  1,638,083  163,457  317,591     638,083
  20           554,444       1,162,755  1,333,936  1,707,082  162,755  333,936     707,082
  25           800,279       1,119,073  1,382,746  2,126,754  119,073  382,746   1,126,754
  30         1,114,034              **  1,309,708  2,662,564       **  309,708   1,662,564
  35         1,514,473              **         **  3,276,228       **       **   2,276,228

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The death benefit and surrender value for a Policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual Policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


Contents of this section                                    Beginning on page
------------------------                                    -----------------

Description of JHVLICO.....................................        32
How we support the policy and investment options...........        32
Procedures for issuance of a policy........................        33
Basic Sum Insured vs. Additional Sum Insured...............        34
Commencement of investment performance.....................        35
How we process certain policy transactions.................        35
Effects of policy loans....................................        37
Additional information about how certain policy charges....
 work......................................................        37
How we market the policies.................................        38
Tax considerations.........................................        39
Reports that you will receive..............................        41
Voting privileges that you will have.......................        41
Changes that JHVLICO can make as to your policy............        41
Adjustments we make to death benefits......................        42
When we pay policy proceeds................................        42
Other details about exercising rights and paying benefits..        43
Legal matters..............................................        43
Registration statement filed with the SEC..................        43
Accounting and actuarial experts...........................        43
Financial statements of JHVLICO and the Account............        43
List of Directors and Executive Officers of JHVLICO........        44

Description of JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

How we support the policy and investment options

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 34).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Basic Sum Insured vs. Additional Sum Insured

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 39).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made;
   or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-521-1234.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount you must pay to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 38.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 39.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trusts. We will vote the shares of each of the funds of the Trusts which are deemed attributable to variable life insurance policies at regular and special meetings of the Trusts' shareholders in accordance with instructions received from owners of such policies. Shares of the Trusts held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

   Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York

Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

              LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations Officers
-----------------------        ------------------------------
David F. D'Alessandro......... Chairman of the Board and Chief Executive Officer
                               of JHVLICO; President and Chief Executive
                               Officer, John Hancock Life Insurance Company.

Michele G. Van Leer........... Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.

Ronald J. Bocage.............. Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life Insurance Company.

Bruce M. Jones................ Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.

Thomas J. Lee................. Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.

Barbara L. Luddy.............. Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.

Robert S. Paster.............. Director and Vice President of JHVLICO;  Vice
                               President, John Hancock Life Insurance Company.

Robert R. Reitano............. Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.

Paul Strong................... Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.

Daniel L. Ouellette........... Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.

Edward P. Dowd................ Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company

Roger G. Nastou............... Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company

Todd G. Engelsen.............. Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company

Julie H. Indge................ Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company

Patrick J. Gill............... Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.

Peter Scavongelli............. Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company


  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION




                                                     (UNAUDITED)
                                               JUNE 30,           DECEMBER 31,
                                                 2000                 1999
                                        -----------------------  --------------
                                                   (IN MILLIONS)

ASSETS
Bonds . . . . . . . . . . . . . . . .                $ 1,344.7     $ 1,216.3
Preferred stocks  . . . . . . . . . .                     36.9          35.9
Common stocks . . . . . . . . . . . .                      2.0           3.2
Investment in affiliates  . . . . . .                     80.5          80.7
Mortgage loans on real estate . . . .                    468.2         433.1
Real estate . . . . . . . . . . . . .                     24.7          25.0
Policy loans  . . . . . . . . . . . .                    195.5         172.1
Cash Items:
 Cash in banks  . . . . . . . . . . .                     (3.0)         27.2
 Temporary cash investments . . . . .                    284.6         222.9
                                                       -------        ------
                                                         281.6         250.1

Premiums due and deferred . . . . . .                     28.9          29.9
Investment income due and accrued . .                     40.9          33.2
Other general account assets  . . . .                     43.7          65.3
Assets held in separate accounts  . .                  8,569.0       8,268.2
                                        ----------------------     ---------

  Total assets  . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations

 Policy reserves  . . . . . . . . . .                $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable . . . . . . . . . . . . . .                     97.8          67.3
 Other general account obligations  .                    207.4         219.0
 Transfers from separate account, net                   (229.6)       (221.6)
 Asset valuation reserve  . . . . . .                     19.3          23.1
 Obligations related to separate
  accounts. . . . . . . . . . . . . .                  8,562.1       8,261.6
                                        ----------------------     ---------
  Total obligations . . . . . . . . .                 10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares . . . . .                      2.5           2.5
 Paid-in capital  . . . . . . . . . .                    572.4         572.4
 Unassigned deficit . . . . . . . . .                   (163.4)       (177.9)
                                        ----------------------     ---------
 Total stockholder's equity . . . . .                    411.5         397.0
                                        ----------------------     ---------

  Total obligations and stockholder's
   equity . . . . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT



                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       -------------------  -----------------
                                         2000      1999      2000       1999
                                       ---------  --------  --------  ---------
                                                   (IN MILLIONS)
INCOME

Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS



                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                                JUNE 30,
                                                           ------------------
                                                            2000       1999
                                                           --------  --------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums  . . . . . . . . . . . . . . . . . .   $ 495.7    $ 452.0
 Net investment income . . . . . . . . . . . . . . . . .      75.2       60.5
 Benefits to policyholders and beneficiaries . . . . . .    (167.9)    (274.6)
Dividends paid to policyholders  . . . . . . . . . . . .     (13.0)     (12.6)
Insurance expenses and taxes . . . . . . . . . . . . . .    (174.4)    (195.0)
Net transfers to separate accounts . . . . . . . . . . .    (254.7)    (343.7)
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     257.1      289.9
                                                           -------    -------
  Net cash provided from operations  . . . . . . . . . .     218.0      (23.5)
                                                           -------    -------

Cash flows used in investing activities:

 Bond purchases  . . . . . . . . . . . . . . . . . . . .    (305.5)    (143.7)
 Bond sales  . . . . . . . . . . . . . . . . . . . . . .     128.1       41.3
 Bond maturities and scheduled redemptions . . . . . . .      36.6       38.9
 Bond prepayments  . . . . . . . . . . . . . . . . . . .       7.9        8.0
 Stock purchases . . . . . . . . . . . . . . . . . . . .      (1.9)      (0.2)
 Proceeds from stock sales . . . . . . . . . . . . . . .       1.4        3.6
 Real estate purchases . . . . . . . . . . . . . . . . .      (0.1)      (1.5)
 Real estate sales . . . . . . . . . . . . . . . . . . .       0.0       17.9
 Other invested assets purchases . . . . . . . . . . . .      (2.0)      (4.5)
 Proceeds from the sale of other invested assets . . . .       0.0        0.0
 Mortgage loans issued . . . . . . . . . . . . . . . . .     (49.7)     (39.4)
 Mortgage loan repayments  . . . . . . . . . . . . . . .      14.5       11.4
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities  . . . . . . . .    (186.5)       6.9
                                                           -------    -------

Cash flows from financing activities:

 Net increase (decrease) in short-term note payable  . .      (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities  . . . . .      (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
   investments . . . . . . . . . . . . . . . . . . . . .      31.5      (27.3)

Cash and temporary cash investments at beginning of year     250.1       19.9
                                                           -------    -------

  Cash and temporary cash investments at the end of
   period. . . . . . . . . . . . . . . . . . . . . . . .   $ 281.6    $  (7.4)
                                                           =======    =======


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY



                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999 . . . . . .    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution

 Net gain  . . . . . . . . . . . . . .                         2.3        2.3
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (3.1)      (3.1)
 Other reserves and adjustments  . . .                        (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999 . . . . . . .    $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000 . . . . . .    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution

 Net gain  . . . . . . . . . . . . . .                        16.8       16.8
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (2.0)      (2.0)
 Other reserves and adjustments  . . .                        (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000 . . . . . . .    $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION



                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.


                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                                             YEAR ENDED DECEMBER 31,
                                                                           1999                   1998
                                                                        ---------              ---------
                                                                                 (IN MILLIONS)

INCOME

Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .             $  950.8               $1,272.3
Net investment income--Note 3  . . . . . . . . . . . . . . .                136.0                  122.8
Other, net . . . . . . . . . . . . . . . . . . . . . . . . .                605.4                  618.1
                                                                         --------               --------
                                                                          1,692.2                2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries  . . . . . . . .               349.9                   301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries . . . . . . . . . . . . .               888.8                 1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 . . . . . . . . . . . . . .               314.4                   274.2
State and miscellaneous taxes. . . . . . . . . . . . . . . .                20.5                    28.1
                                                                      ----------                --------
                                                                         1,573.6                 1,963.9
                                                                      ----------                --------
 Gain from operations before federal income
 taxes and net realized capital losses . . . . . . . . . . .               118.6                    49.3
Federal income taxes--Note 1 . . . . . . . . . . . . . . . .                42.9                    33.1
                                                                      ----------                --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES . .                75.7                    16.2
Net realized capital losses--Note 4  . . . . . . . . . . . .                (1.7)                   (0.6)
                                                                      ----------                --------
  NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .               74.0                    15.6

Unassigned deficit at beginning of year  . . . . . . . . . .              (49.2)                  (58.3)
Net unrealized capital losses and other adjustments--Note 4                (3.8)                   (6.0)
Other reserves and adjustments--Note 10  . . . . . . . . . .             (198.9)                   (0.5)
                                                                     ----------                 -------

    UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . . . . .         $  (177.9)                 $ (49.2)
                                                                    ==========                 ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS



                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                          1999          1998
                                                        -------       ---------
                                                             (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .       $ 958.5       $1,275.3
   Net investment income . . . . . . . . . . .            134.2          118.2
   Benefits to policyholders and beneficiaries  .        (321.6)        (275.5)
Dividends paid to policyholders . . . . . . . . .         (25.6)         (22.3)
Insurance expenses and taxes . . . . . . . . .           (344.8)        (296.9)
Net transfers to separate accounts  . . . . . . .        (705.3)        (874.4)
   Other, net . . . . . . . . . . . . . . . . . .         540.6          551.3
                                                        -------      ---------
          Net cash provided from operationS . . . . . .  236.0          475.7
                                                        -------      ---------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .        (240.7)        (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .         108.3          340.7
   Bond maturities and scheduled redemptions  . .         78.4           111.8
   Bond prepayments . . . . . . . . . . . . . . .         18.7            76.5
   Stock purchases  . . . . . . . . . . . . . . .         (3.9)          (23.4)
   Proceeds from stock sales  . . . . . . . . . .          3.6             1.9
   Real estate purchases  . . . . . . . . . . . .         (2.2)           (4.2)
   Real estate sales  . . . . . . . . . . . . . .         17.8             2.1
   Other invested assets purchases  . . . . . . .         (4.5)            0.0
   Mortgage loans issued. . . . . . . . . . . . .        (70.7)         (145.5)
   Mortgage loan repayments . . . . . . . . . . .         25.3            33.2
   Other, net . . . . . . . . . . . . . . . . . .        (68.9)         (435.2)
                                                       -------      ----------
          Net cash used in investing
          activities  . . . . . . . . . . . . . .       (138.8)         (660.9)
                                                       -------      ----------

Cash flows from financing activities:
   Capital contribution . . . . . . . . . . . . .        194.9
   Net (decrease) increase in short-term note
   payable. . . . . . . . . . . . . . . . . . . .        (61.9)           61.9
                                                       -------      ----------
        Net cash provided from
        financing activities  . . . . . . . . . .        133.0            61.9
                                                       -------      ----------
        Increase (decrease) in cash and temporary cash
        investments . . . . . . . . . . . . . . .        230.2          (123.3)

Cash and temporary cash investments at beginning
 of year . . . . . . . . . . . . . . . . . . . .          19.9           143.2
                                                       -------      ----------
         Cash and temporary cash investments at
         end of year . . . . . . . . . . . . . .         250.1           $19.9
                                                       =======      ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

   John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

   The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.

  Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                             1999          1998
                                                           -------       -------
                                                               (IN MILLIONS)
Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8

3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                        1999      1998
                                                       ------    ------
                                                         (IN MILLIONS)
Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .              1.7       2.4
Depreciation expense. . . . . . . . . . . .              0.6       0.8
Investment taxes. . . . . . . . . . . . . .              0.3       0.7
                                                      ------    ------
                                                      $ 12.1    $ 12.2
                                                      ======    ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                    ------       ------
                                                       (IN MILLIONS)
Net gains from asset sales  . . . . . . . . . . .     (2.8)        7.6
Capital gains tax . . . . . . . . . . . . . . . .      0.2        (2.9)
Net capital gains transferred to IMR  . . . . . .      0.9        (5.3)
                                                    ------      ------
Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                    ======      ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                       1999       1998
                                                      ------     ------
                                                        (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .   $ (2.6)     (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)     (3.3)
                                                      ------     ------
Net unrealized capital losses
and other adjustments                                   (3.8)     (6.0)
                                                      ======     =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                                    Gross Unrealized Gross Unrealized
                                                   Statement Value       Gains              Losses            Fair
                                                 ---------------   --------------     ---------------    ----------
                                                                           (in millions)
December 31, 1999
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies . . .  $  5.9               $  0.0               $   0.1         $  5.8
Obligations of states and political
 subdivisions . . . . . . . . . . . . . . . . .      2.2                  0.1                   0.1            2.2
Debit securities issued by foreign
  governments . . . . . . . . . . . . . . . . .     13.9                  0.8                   0.1           14.6
Corporate securities  . . . . . . . . . . . . .    964.9                 13.0                  59.4          918.5
Mortgage-backed securities  . . . . . . . . . .    229.4                  0.5                   7.8          222.1
                                                 -------                -----                ------        -------
Total bonds . . . . . . . . . . . . . . . . . . $1,216.3               $14.4                 $ 67.5       $1,163.2
                                                 =======                =====                ======        =======

December 31, 1998
U.S. Treasury securities and
  obligations of U.S. government
  corporations and  agencies . . . . . . . . .       5.1                 0.1                   0.0            5.2
Obligations of states and political
  subdivisions . . . . . . . . . . . . . . . .       3.2                 0.3                   0.0            3.5
Corporate securities . . . . . . . . . . . . .     925.2                50.4                  15.0          960.6
Mortgage-backed
 securities  . . . . . . . . . . . . . . . . .     252.3                10.0                   0.1          262.2
                                                --------               -----                ------       --------
Total bonds . . . . .                           $1,185.8               $60.8                $ 15.1       $1,231.5
                                                ========               =====                ======       ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                        STATEMENT     FAIR
                                                          VALUE      VALUE
                                                        --------   ---------
                                                          (IN MILLIONS)

Due in one year or less. . . . . . . . . . . . . .    $  58.5           58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------       --------
                                                        986.9          941.1
Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------       --------
                                                     $1,216.3       $1,163.2
                                                     ========       ========

  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               Statement          GEOGRAPHIC        Statement
    PROPERTY TYPE                Value          CONCENTRATION         Value
                              (in millions)                       (in millions)

Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central          7.4
Industrial. . . . . . . .         66.0      Middle Atlantic            28.5
Office buildings. . . . .         86.4      Mountain                   21.0
Retail. . . . . . . . . .         25.5      New England                37.5
Agricultural. . . . . . .         99.6      Pacific                   111.1
Other . . . . . . . . . .         32.2      South Atlantic             87.6
                                            West North Central         16.6
                                            West South Central         48.6
                                            Other                       3.5
                                ------                               ------
                                $433.1                               $433.1
                                ======                               ======


  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                         NUMBER OF CONTRACTS/                    ASSETS (LIABILITIES)
                                                               ----------------------------------------------------
                                          NOTIONAL AMOUNTS             1999                          1998
                                                               Carrying                    Carrying
                                          1999       1998       Value        FAIR VALUE     Value       Fair Value
                                         -------   -------     ---------                   ---------    -----------
                                                                   (IN MILLIONS)
Futures contracts to
 sell securities                         $362.0     $947.0      $0.6          $0.6          $(0.5)        $ (0.5)
Interest rate swap agreements             965.0      365.0        --          11.5             --          (17.7)
Interest rate cap agreements              239.4       89.4       5.6           5.6            3.1            3.1
Currency rate swap agreements              15.8       15.8        --          (1.6)            --           (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                  DECEMBER 31, 1999   PERCENT
                                                  -----------------   -------
                                                        (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .     $       3.8          0.1%
At book value less surrender charge                        40.5          1.5
At market value . . . . . . . . . . . . . . . .         2,326.6         87.1
                                                    -----------        -----
     Total with adjustment. . . . . . . . . . .         2,370.9         88.7
Subject to discretionary withdrawal                       287.1         10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .            15.4          0.6
                                                    -----------        -----
Total annuity reserves and deposit liabilities         $2,673.4        100.0%
                                                    ===========        =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                           DECEMBER 31,
                                 1999                    1998
                         ---------------------   ---------------------
                         CARRYING       FAIR     CARRYING        FAIR
                          AMOUNT       VALUE      AMOUNT         VALUE
                         ---------------------   ---------------------
                                              (IN MILLIONS)

ASSETS
   Bonds--Note 6. . . . .  $1,216.3   $1,163.2   $1,185.8     $1,231.5
   Preferred stocks--Note
   6. . . . . . . . . . .      35.9       35.9       36.5         36.5
   Common stocks--Note 6.       3.2        3.2        3.1          3.1
   Mortgage loans on real
   estate--Note 6. . . .      433.1      421.7      388.1        401.3
   Policy loans--Note 1.      172.1      172.1      137.7        137.7
   Cash items--Note 1. .      250.1      250.1       19.9         19.9

Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6       (0.5)        (0.5)
   Interest rate swaps. .        --       11.5         --        (17.7)
   Currency rate swaps. .        --       (1.6)        --         (3.3)
   Interest rate caps. .        5.6        5.6        3.1          3.1



LIABILITIES
   Commitments--Note 10.         --       19.4         --         32.1

  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.

 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                  JUNE 30, 2000


                                                   INTERNATIONAL
                         LARGE CAP      ACTIVE        EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX          GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -------------  --------------
ASSETS

Cash  . . . . . . . .   $         --  $        --   $        --    $         --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value  .    139,955,553   35,417,027    34,419,184      38,614,519
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --              --
Receivable from:
 John Hancock Variable
  Series Trust I  . .          8,252      209,538        63,374               0
 M Fund Inc.  . . . .             --           --            --              --
                        ------------  -----------   -----------    ------------
Total assets  . . . .    139,963,805   35,626,565    34,482,558      38,614,519
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .          1,113          213           286             354
 M Fund Inc.  . . . .             --           --            --              --
Asset charges payable             --           --            --              --
                        ------------  -----------   -----------    ------------
Total liabilities . .          1,113          213           286             354
                        ------------  -----------   -----------    ------------
Net assets  . . . . .   $139,962,692  $35,626,352   $34,482,272    $ 38,614,165
                        ============  ===========   ===========    ============


                             GLOBAL      MID CAP     LARGE CAP       MONEY
                            BALANCED     GROWTH        VALUE         MARKET
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------  -----------  -----------    ----------
ASSETS

Cash . . . . . . . . . .   $       --  $        --  $        --   $         --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    5,203,893   66,875,138   30,925,488    106,126,654
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .          --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .       11,430            0       40,214         55,584
 M Fund Inc. . . . . . .           --           --           --             --
                           ----------  -----------  -----------   ------------
Total assets . . . . . .    5,215,323   66,875,138   30,965,702    106,182,238
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company           48          604          267          2,853
 M Fund Inc. . . . . . .           --           --           --             --
Asset charges payable . .          --           --           --             --
                           ----------  -----------  -----------   ------------
Total liabilities . . . .          48          604          267          2,853
                           ----------  -----------  -----------   ------------
Net assets . . . . . . .   $5,215,275  $66,874,534  $30,965,435   $106,179,385
                           ==========  ===========  ===========   ============

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                  JUNE 30, 2000


                          MID CAP             SMALL/MIDCAP           REAL ESTATE           GROWTH &
                           VALUE                 GROWTH                EQUITY               INCOME
                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                         ----------           ------------           -----------         -----------
ASSETS
Cash. . . . . . . . .   $         --          $        --            $        --         $         --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value. .     20,720,541            9,664,300             19,827,328          209,587,121
Investments in shares
 of portfolios of M
 Fund Inc., at value.             --                   --                     --                   --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         14,784                   --                     --               141,635
 M Fund Inc.. . . . .             --                   --                     --                    --
                        ------------          -----------            -----------         -------------
Total assets. . . . .     20,735,325            9,664,300             19,827,328           209,728,756
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .            189                   93                    160                2,206
 M Fund Inc.. . . . .             --                   --                     --                   --
Asset charges payable             --                   --                     --                   --
                        ------------          -----------            -----------         -------------
Total liabilities . .            189                   93                    160                2,206
                        ------------          -----------            -----------         -------------
Net assets. . . . . .   $ 20,735,136          $ 9,664,207            $19,827,168         $209,726,550
                        ============          ===========            ===========         =============

                                                                           SHORT-TERM          SMALL CAP       INTERNATIONAL
                                                       MANAGED                BOND               VALUE         OPPORTUNITIES
                                                      SUBACCOUNT           SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                      ----------           ----------          ----------      -------------
ASSETS

Cash. . . . . . . . . . . . . . . . . . . .          $         --       $           --        $        --      $        --
Investments in shares of portfolios of John
 Hancock Variable Series
 Trust I, at value. . . . . . . . . . . . .           129,010,254           14,876,205         23,028,226       40,698,659
Investments in shares of portfolios of M
 Fund Inc., at value. . . . . . . . . . . .                    --                   --                 --               --
Receivable from:
 John Hancock Variable Series Trust I . . .               306,228               76,873             29,212           32,651
 M Fund Inc.. . . . . . . . . . . . . . . .                    --                   --                 --               --
                                                     ------------       --------------        -----------      -----------
Total assets. . . . . . . . . . . . . . . .           129,316,482           14,953,078         23,057,438       40,731,310
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company . . . . . . . . . . . . . . . . .                 1,865                   88                231              358
 M Fund Inc.. . . . . . . . . . . . . . . .                    --                   --                 --               --
Asset charges payable . . . . . . . . . . .                    --                   --                 --               --
                                                     ------------       --------------        -----------      -----------
Total liabilities . . . . . . . . . . . . .                 1,865                   88                231              358
                                                     ------------       --------------        -----------      -----------
Net assets. . . . . . . . . . . . . . . . .          $129,314,617       $   14,952,990        $23,057,207      $40,730,952
                                                     ============       ==============        ===========      ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                  JUNE 30, 2000


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  ----------     ----------
ASSETS

Cash . . . . . . . . .   $         --  $       --  $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value . .    172,410,513   6,753,777   19,350,682     24,763,277
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --           --             --
Receivable from: . . .             --          --
 John Hancock Variable
  Series Trust I . . .        108,870      29,165           --             --
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    172,519,383   6,782,942   19,350,682     24,763,277
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .          1,345          67          115            126
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable.             --          --           --             --
                         ------------  ----------  -----------    -----------
Total liabilities. . .          1,345          67          115            126
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $172,518,038  $6,782,875  $19,350,567    $24,763,151
                         ============  ==========  ===========    ===========


                                                     FRONTIER      CLIFTON     EMERGING   INTERNATIONAL
                                                     CAPITAL      ENHANCED     MARKETS    OPPORTUNITIES
                                                   APPRECIATION  U.S. EQUITY    EQUITY         II
                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                   ------------  -----------  ----------  -------------
ASSETS

Cash . . . . . . . . . . . . . . . . . . . . . .   $        --   $       --   $       --   $       --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value . . .    21,071,755    9,661,917    6,102,393    1,310,825
Investments in shares of portfolios of M Fund
 Inc., at value. . . . . . . . . . . . . . . . .            --           --           --           --
Receivable from:
 John Hancock Variable Series Trust I. . . . . .            --           --           --          909
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --           --
                                                   -----------   ----------   ----------   ----------
Total assets . . . . . . . . . . . . . . . . . .    21,071,755    9,661,917    6,102,393    1,311,734
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company. .           112           43           58           16
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --           --
Asset charges payable. . . . . . . . . . . . . .            --           --           --           --
                                                   -----------   ----------   ----------   ----------
Total liabilities. . . . . . . . . . . . . . . .           112           43           58           16
                                                   -----------   ----------   ----------   ----------
Net assets . . . . . . . . . . . . . . . . . . .   $21,071,643   $9,661,874   $6,102,235   $1,311,718
                                                   ===========   ==========   ==========   ==========

See accompany notes.

                       OHN HANCOCK VARIABLE LIFE ACCOUNT S

                                  JUNE 30, 2000

                                                                 HIGH           FUNDAMENTAL
                           BOND          SMALL/MID               YIELD            MID CAP
                          INDEX           CAP CORE               BOND             GROWTH
                        SUBACCOUNT       SUBACCOUNT           SUBACCOUNT        SUBACCOUNT
                        ----------       ----------           ----------        -----------
ASSETS
Cash. . . . . . . . .   $       --       $       --           $       --        $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value. .    7,579,153        1,409,959            4,035,963             20,405
Investments in shares
 of portfolios of M
 Fund Inc., at value.           --               --                   --
Receivable from:
 John Hancock Variable
  Series Trust I. . .       41,425            2,129               27,597                 --
 M Fund Inc.. . . . .           --               --                   --
                        ----------       ----------           ----------        -----------
Total assets. . . . .    7,620,578        1,412,088            4,063,560             20,405
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .           69               13                   37                 --
 M Fund Inc.. . . . .           --               --                   --                 --
Asset charges payable           --               --                   --                 --
                        ----------       ----------           ----------        -----------
Total liabilities . .           69               13                   37                 --
                        ----------       ----------           ----------        -----------
Net assets. . . . . .   $7,620,509       $1,412,075           $4,063,523        $   `20,405
                        ==========       ==========           ==========        ===========


                                       NEW       FIDELITY    FIDELITY
                         AIM V.I.   DISCOVERY      VIP        VIP II       TEMPLETON
                          VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------   -------------
ASSETS

Cash. . . . . . . . .    $    --     $     --    $    --     $    --       $     --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     99,180      322,881     20,127      79,989        150,853
Investments in shares
 of portfolios of M
 Fund Inc., at value.         --           --         --          --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         --           --         --          --             --
 M Fund Inc.. . . . .         --           --         --          --             --
                         -------     --------    -------     -------       --------
Total assets. . . . .     99,180      322,881     20,127      79,989        150,853
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .          1            2         --           1              1
 M Fund Inc.. . . . .         --           --         --          --             --
Asset charges payable         --           --         --          --             --
                         -------     --------    -------     -------       --------
Total liabilities . .          1            2         --           1              1
                         -------     --------    -------     -------       --------
Net assets. . . . . .    $99,179     $322,879    $20,127     $79,988       $150,852
                         =======     ========    =======     =======       ========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,



                                                       LARGE CAP GROWTH SUBACCOUNT                  ACTIVE BOND SUBACCOUNT
                                                  ---------------------------------------   ----------------------------------------
                                                     2000          1999          1998          2000          1999           1998
                                                  ------------  ------------  -----------   ------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   151,072   $17,558,034   $ 6,312,073   $ 1,067,381   $ 2,851,613    $2,190,901
 M Fund Inc.  . . . . . . . . . . . . . . . . .            --            --            --            --            --            --
                                                  -----------   -----------   -----------   -----------   -----------    ----------
Total investment income . . . . . . . . . . . .       151,072    17,558,034     6,312,073     1,067,381     2,851,613     2,190,901
Expenses:
 Mortality and expense risks  . . . . . . . . .       225,388       324,595       168,652        51,193       126,407        93,556
                                                  -----------   -----------   -----------   -----------   -----------    ----------
Net investment income (loss)  . . . . . . . . .       (74,316)   17,233,439     6,143,421     1,016,188     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     2,734,096     5,003,007     1,750,881      (874,542)   (1,391,910)      185,230
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     4,426,209    (2,053,672)    8,041,022       952,272    (1,837,190)     (378,058)
                                                  -----------   -----------   -----------   -----------   -----------    ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     7,160,305     2,949,335     9,791,903        77,730    (3,229,100)     (192,828)
                                                  -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $ 7,085,989   $20,182,774   $15,935,324   $ 1,093,918   $  (503,894)   $1,904,517
                                                  ===========   ===========   ===========   ===========   ===========    ==========


                                                  INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                  --------------------------------------   ----------------------------------------
                                                      2000          1999         1998         2000          1999          1998
                                                  -------------  -----------  -----------  ------------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   296,545    $  936,475   $1,930,710   $        --   $ 3,697,955   $       --
 M Fund Inc.  . . . . . . . . . . . . . . . . .            --            --           --            --            --           --
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Total investment income (loss)  . . . . . . . .       296,545       936,475    1,930,710            --     3,697,955           --
Expenses:
 Mortality and expense risks  . . . . . . . . .        62,937        81,058       45,651        72,582        60,221       22,593
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net investment income (loss)  . . . . . . . . .       233,608       855,417    1,885,059       (72,582)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains . . . . . . . . . . . . . .     1,515,308       753,750      152,030     4,544,105     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    (3,395,800)    4,871,167       78,480    (3,503,834)    3,920,455    1,070,805
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    (1,880,492)    5,624,917      230,510     1,040,271     6,469,399    1,129,534
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $(1,646,884)   $6,480,334   $2,115,569   $   967,689   $10,107,133   $1,106,941
                                                  ===========    ==========   ==========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                             GLOBAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                        -------------------------------------  ----------------------------------------
                          2000         1999          1998          2000          1999          1998
                        ----------  -----------  ------------  -------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  63,243   $  372,766   $    185,760  $         --   $ 6,491,783   $1,114,374
 M Fund Inc.  . . . .          --           --             --            --            --           --
                        ---------   ----------   ------------  ------------   -----------   ----------
Total investment
 income . . . . . . .      63,243      372,766        185,760            --     6,491,783    1,114,374
Expenses:
 Mortality and expense
  risks . . . . . . .       8,184       13,792          9,687       135,550       102,248       26,123
                        ---------   ----------   ------------  ------------   -----------   ----------
Net investment income
 (loss) . . . . . . .      55,059      358,974        176,073      (135,550)    6,389,535    1,088,251
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (123,229)      15,640         24,206     8,716,345     5,188,018      599,619
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (109,231)    (173,912)       147,461   (13,790,389)   15,078,681    1,184,263
                        ---------   ----------   ------------  ------------   -----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (232,460)    (158,272)       171,667   (5,074,044)    20,266,699    1,783,882
                        ---------   ----------   ------------  ------------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(177,401)  $  200,702   $    347,740  $(5,209,594)   $26,656,234   $2,872,133
                        =========   ==========   ============  ============   ===========   ==========


                            LARGE CAP VALUE SUBACCOUNT              MONEY MARKET SUBACCOUNT
                        -------------------------------------  ------------------------------------
                          2000          1999          1998        2000        1999         1998
                        -----------  ------------  ----------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable

  Series Trust I  . .   $ 329,521    $ 1,809,072   $  797,874  $2,267,940  $3,279,928   $1,854,829
 M Fund Inc.  . . . .          --             --           --          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Total investment

 income . . . . . . .     329,521      1,809,072      797,874   2,267,940   3,279,928    1,854,829
Expenses:
 Mortality and expense

  risks . . . . . . .      51,584         88,877       41,415     158,685     291,398      167,813
                        ---------    -----------   ----------  ----------  ----------   ----------
Net investment income     277,937      1,720,195      756,459   2,109,255   2,988,530    1,687,016
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (232,676)       705,454      330,827          --          --           --
 Net unrealized
  appreciation
  (depreciation)

  during the period .    (596,463)    (2,181,112)     145,355          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (829,139)    (1,475,658)     476,182          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(551,202)   $   244,537   $1,232,641  $2,109,255  $2,988,530   $1,687,016
                        =========    ===========   ==========  ==========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                        MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -------------------------------------  ------------------------------------------
                                                     2000        1999         1998          2000          1999            1998
                                                  ----------  -----------  ------------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   45,440  $  110,190   $   120,469   $       --   $  1,421,656    $    142,469
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --          --            --           --             --              --
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Total investment income (loss)  . . . . . . . .       45,440     110,190       120,469           --      1,421,656         142,469
Expenses:
 Mortality and expense risks  . . . . . . . . .       39,462      68,611        45,020       18,930         32,995          34,432
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net investment income (loss)  . . . . . . . . .        5,978      41,579        75,449      (18,930)     1,388,661         108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .      783,358    (860,332)     (538,516)    (567,320)        13,375         232,246
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      289,049   1,757,919      (830,390)   1,251,426     (1,001,208)        236,333
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    1,072,407     897,587    (1,368,906)     684,106       (987,833)        468,579
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $1,078,385  $  939,166   $(1,293,457)  $  665,176   $    400,828    $    576,616
                                                  ==========  ==========   ===========   ==========   ============    ============


                                                      REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                  -------------------------------------   -----------------------------------------
                                                     2000        1999          1998          2000          1999           1998
                                                  -----------  ----------  -------------  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  324,574   $ 544,845   $    305,783   $ 1,040,920   $23,565,679    $ 9,266,175
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --          --             --            --            --             --
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Total investment income . . . . . . . . . . . .      324,574     544,845        305,783     1,040,920    23,565,679      9,266,175
Expenses:
 Mortality and expense risks  . . . . . . . . .       20,547      29,468         22,716       442,927       715,377        290,361
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net investment income . . . . . . . . . . . . .      304,027     515,377        283,067       597,993    22,850,302      8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .       (9,406)   (735,504)      (454,979)    1,331,371     6,207,253      2,061,212
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,465,596      80,925       (698,676)   (3,257,862)   (5,814,839)     7,759,307
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    1,456,190    (654,579)    (1,153,655)   (1,926,491)      392,414      9,820,519
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $1,760,217   $(139,202)  $   (870,588)  $(1,328,498)  $23,242,716    $18,796,333
                                                  ==========   =========   ============   ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                 MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        -------------------------------------  ---------------------------------------
                           2000         1999          1998        2000          1999         1998
                        -----------  ------------  ----------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $1,918,560   $11,251,980   $3,606,186  $   433,130   $  957,614    $ 977,164
 M Fund Inc.  . . . .           --            --           --           --           --           --
                        ----------   -----------   ----------  -----------   ----------    ---------
Total investment
 income . . . . . . .    1,918,560    11,251,980    3,606,186      433,130      957,614      977,164
Expenses:
 Mortality and expense
  risks . . . . . . .      340,006       495,544      121,905       19,435       50,128       50,947
                        ----------   -----------   ----------  -----------   ----------    ---------
Net investment income    1,578,554    10,756,436    3,484,281      413,695      907,486      926,217
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     (259,619)    2,233,258      278,186     (190,959)    (441,667)      24,740
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (110,575)   (6,419,069)   1,791,231      169,777      (85,754)    (136,999)
                        ----------   -----------   ----------  -----------   ----------    ---------
Net realized and
 unrealized gain
 (loss) on investments    (370,194)   (4,185,811)   2,069,417      (21,182)    (527,421)    (112,259)
                        ----------   -----------   ----------  -----------   ----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $1,208,360   $ 6,570,625   $5,553,698  $   392,513   $  380,065    $ 813,958
                        ==========   ===========   ==========  ===========   ==========    =========


                                                                 INTERNATIONAL OPPORTUNITIES
                            SMALL CAP VALUE SUBACCOUNT                   SUBACCOUNT
                        -----------------------------------  --------------------------------------
                          2000        1999         1998         2000          1999         1998
                        ---------  -----------  -----------  ------------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 183,706  $  409,324   $   47,350   $   147,896   $2,096,195   $  103,399
 M Fund Inc.  . . . .          --          --           --            --           --           --
                        ---------  ----------   ----------   -----------   ----------   ----------
Total investment
 income . . . . . . .     183,706     409,324       47,350       147,896    2,096,195      103,399
Expenses:
 Mortality and expense
  risks . . . . . . .      42,741      64,613       33,335        70,749       90,191       50,003
                        ---------  ----------   ----------   -----------   ----------   ----------
Net investment income     140,965     344,711       14,015        77,147    2,006,004       53,396
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      45,176    (979,002)      (9,919)    2,289,932    1,907,809      191,495
 Net unrealized
  appreciation
  (depreciation)
  during the period .     151,771     325,684     (523,693)   (3,683,990)   3,818,953    1,108,416
                        ---------  ----------   ----------   -----------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments    196,947    (653,318)    (533,612)   (1,394,058)   5,726,762    1,299,911
                        ---------  ----------   ----------   -----------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 337,912  $ (308,607)  $ (519,597)  $(1,316,911)  $7,732,766   $1,353,307
                        =========  ==========   ==========   ===========   ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                              EQUITY INDEX SUBACCOUNT               GLOBAL BOND SUBACCOUNT
                        -------------------------------------  ------------------------------------
                           2000          1999         1998        2000         1999         1998
                        ------------  -----------  ----------  -----------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   896,990   $ 5,839,023  $1,337,750  $  111,426   $  460,088    $303,545
 M Fund Inc.  . . . .            --            --          --          --           --          --
                        -----------   -----------  ----------  ----------   ----------    --------
Total investment
 income . . . . . . .       896,990     5,839,023   1,337,750     111,426      460,088     303,545
Expenses:
 Mortality and expense
  risks . . . . . . .       289,729       335,573     126,021      15,928       35,321      19,894
                        -----------   -----------  ----------  ----------   ----------    --------
Net investment income       607,261     5,503,450   1,211,729      95,498      424,767     283,651
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     3,352,907     7,681,081     691,270    (278,305)    (204,675)     81,659
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (4,597,742)    4,678,509   6,098,919     387,581     (433,526)     43,608
                        -----------   -----------  ----------  ----------   ----------    --------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (1,244,835)   12,359,590   6,790,189     109,276     (638,201)    125,267
                        -----------   -----------  ----------  ----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (637,574)  $17,863,040  $8,001,918  $  204,774   $ (213,434)   $408,918
                        ===========   ===========  ==========  ==========   ==========    ========


                                                                 BRANDES INTERNATIONAL
                          TURNER CORE GROWTH SUBACCOUNT            EQUITY SUBACCOUNT
                        ----------------------------------  ----------------------------------
                           2000          1999       1998       2000        1999        1998
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   221,603   $1,349,358  $     --  $  306,598  $  549,978   $     --
 M Fund Inc.  . . . .            --           --    84,940          --          --    358,080
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .       221,603    1,349,358    84,940     306,598     549,978    358,080
Expenses:
 Mortality and expense
  risks . . . . . . .        38,241       33,920     7,737      28,784      34,297     14,434
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income       183,362    1,315,438    77,203     277,814     515,681    343,646
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .     2,411,545    1,038,462   156,278     181,342     507,727     89,337
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (1,758,048)   1,626,646   562,620     784,685   3,486,097     91,915
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain on
 investments. . . . .       653,497    2,665,108   718,898     966,027   3,993,824    181,252
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   836,859   $3,980,546  $796,101  $1,243,841  $4,509,505   $524,898
                        ===========   ==========  ========  ==========  ==========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                           FRONTIER CAPITAL APPRECIATION      CLIFTON ENHANCED U.S. EQUITY
                                    SUBACCOUNT                         SUBACCOUNT
                        ------------------------------------  --------------------------------
                           2000          1999       1998        2000        1999       1998
                        ------------  ----------  ----------  ----------  --------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   565,927   $  487,465  $      --   $ 253,050   $532,067   $     --
 M Fund Inc.  . . . .            --           --     34,738          --         --     72,302
                        -----------   ----------  ---------   ---------   --------   --------
Total investment
 income . . . . . . .       565,927      487,465     34,738     253,050    532,067     72,302
Expenses:
 Mortality and expense
  risks . . . . . . .        32,774       37,471     24,841      11,633     13,930      4,069
                        -----------   ----------  ---------   ---------   --------   --------
Net investment income       533,153      449,994      9,897     241,417    518,137     68,233
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     3,686,537      624,068   (445,752)    105,370    264,436     87,723
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,068,274)   3,431,408    432,064    (545,352)   151,562     89,677
                        -----------   ----------  ---------   ---------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    1,618,263    4,055,476    (13,688)   (439,982)   415,998    177,400
                        -----------   ----------  ---------   ---------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 2,151,416   $4,505,470  $  (3,791)  $(198,565)  $934,135   $245,633
                        ===========   ==========  =========   =========   ========   ========


                                EMERGING MARKETS EQUITY             INTERNATIONAL OPPORTUNITIES II
                                      SUBACCOUNT                              SUBACCOUNT
                        ----------------------------------------  -------------------------------------
                            2000           1999        1998*        2000         1999        1998*
                        --------------  -----------  -----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $          --   $   137,724  $      522   $  14,069   $    6,063   $      491
 M Fund Inc.  . . . .              --            --          --          --           --           --
                        -------------   -----------  ----------   ---------   ----------   ----------
Total investment
 income . . . . . . .              --       137,724         522      14,069        6,063          491
Expenses:
 Mortality and expense

  risks . . . . . . .          12,643         5,465         387       2,617        1,859          339
                        -------------   -----------  ----------   ---------   ----------   ----------
Net investment income
 (loss) . . . . . . .         (12,643)      132,259         135      11,452        4,204          152
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .        (101,200)      663,998     (45,975)     20,107       82,873      (21,835)
 Net unrealized
  appreciation
  (depreciation)
  during the period .        (287,458)      432,248       2,289     (56,174)      47,295        4,812
                        -------------   -----------  ----------   ---------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments       (388,658)    1,096,246     (43,686)    (36,067)     130,168      (17,023)
                        -------------   -----------  ----------   ---------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $    (401,301)  $ 1,228,505  $  (43,551)  $ (24,615)  $  134,372   $  (16,871)
                        =============   ===========  ==========   =========   ==========   ==========

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                                     SMALL/MID
                                  BOND INDEX                         CAP CORE
                                  SUBACCOUNT                        SUBACCOUNT
                        --------------------------------  ---------------------------------
                          2000       1999       1998*       2000       1999       1998*
                        ---------  ----------  ---------  ---------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $206,555   $ 140,772   $ 23,842   $  2,253   $ 54,784    $     --
 M Fund Inc.  . . . .         --          --         --         --         --          --
                        --------   ---------   --------   --------   --------    --------
Total investment
 income . . . . . . .    206,555     140,772     23,842      2,253     54,784          --
Expenses:
 Mortality and expense
  risks . . . . . . .     12,909      10,636        937      2,315      2,073         535
                        --------   ---------   --------   --------   --------    --------
Net investment income
 (loss) . . . . . . .    193,646     130,136     22,905        (62)    52,711        (535)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (54,090)   (104,174)     1,002     84,929     65,733     (25,196)
 Net unrealized
  appreciation
  (depreciation)
  during
  the period  . . . .     65,510     (78,192)   (10,217)   (10,858)   (10,735)     18,718
                        --------   ---------   --------   --------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments    11,420    (182,366)    (9,215)    74,071     54,998      (6,478)
                        --------   ---------   --------   --------   --------    --------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .   $205,066   $ (52,230)  $ 13,690   $ 74,009   $107,709    $ (7,013)
                        ========   =========   ========   ========   ========    ========

                                                                   FUNDAMENTAL
                                     HIGH YIELD BOND            MID CAP GROWTH
                                       SUBACCOUNT                 SUBACCOUNT
                             --------------------------------  ----------------
                               2000        1999       1998*          2000
                             ----------  ----------  --------  ----------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I . . . . .   $ 163,403   $ 352,641   $ 88,721        $ --
 M Fund Inc. . . . . . . .          --          --         --          --
                             ---------   ---------   --------        ----
Total investment income  .     163,403     352,641     88,721          --
Expenses:
 Mortality and expense
  risks. . . . . . . . . .       7,445      12,206      1,962           1
                             ---------   ---------   --------        ----
Net investment income
 (loss). . . . . . . . . .     155,958     340,435     86,759         (1)
Net realized and unrealized
 gain (loss) on
 investments:
 Net realized gains
  (losses) . . . . . . . .    (100,732)     42,365     64,824          --
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .    (131,236)   (139,659)   149,416         877
                             ---------   ---------   --------        ----
Net realized and unrealized
 gain (loss) on investments   (231,968)    (97,294)   214,240         877
                             ---------   ---------   --------        ----
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $ (76,010)  $ 243,141   $300,999        $876
                             =========   =========   ========        ====

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                       NEW       FIDELITY
                         AIM V.I.   DISCOVERY     VIP II     FIDELITY      TEMPLETON
                          VALUE       SERIES    CONTRAFUND  VIP GROWTH   INTERNATIONAL
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------  ---------------
                           2000        2000        2000        2000          2000
                        ----------  ----------  ----------  ----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $    --     $    --     $    --     $   --         $   --
 M Fund Inc.  . . . .         --          --          --         --             --
                         -------     -------     -------     ------         ------
Total investment
 income . . . . . . .         --          --          --         --             --
Expenses:
 Mortality and expense
  risks . . . . . . .         33          84           6         32             17
                         -------     -------     -------     ------         ------
Net investment income
 (loss) . . . . . . .        (33)        (84)         (6)       (32)           (17)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     (2,026)          6      (3,386)         7            612
 Net unrealized
  appreciation
  (depreciation)
  during
  the period  . . . .     (2,289)     28,003         134      4,523          2,513
                         -------     -------     -------     ------         ------
Net realized and
 unrealized gain
 (loss) on investments    (4,315)     28,009      (3,252)     4,530          3,125
                         -------     -------     -------     ------         ------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .    $(4,348)    $27,925     $(3,258)    $4,498         $3,108
                         =======     =======     =======     ======         ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,



                                                LARGE CAP GROWTH SUBACCOUNT                     ACTIVE BOND SUBACCOUNT
                                         -------------------------------------------  ---------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $    (74,316)  $ 17,233,439   $  6,143,421   $  1,016,188   $  2,725,206    $  2,097,345
 Net realized gains (losses) . . . . .      2,734,096      5,003,007      1,750,881       (874,542)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .      4,426,209     (2,053,672)     8,041,022        952,272     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      7,085,989     20,182,774     15,935,324      1,093,918       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     52,259,426     75,667,981     29,859,648     14,410,782     74,595,720      38,567,292
 Net benefits to policyholders . . . .    (34,904,274)   (45,347,424)   (13,281,028)   (18,199,821)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     17,355,152     30,320,557     16,578,620     (3,789,039)     6,283,400      11,175,975
                                         ------------   ------------   ------------   ------------   ------------   -------------
Net increase (decrease) in net
 assets  . . . . . . . . . . . . . . .     24,441,141     50,503,331     32,513,944     (2,695,121)     5,779,506      13,080,492
Net assets at beginning of period  . .    115,521,551     65,018,220     32,504,276     38,321,473     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $139,962,692   $115,521,551   $ 65,018,220   $ 35,626,352   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============

                                           INTERNATIONAL EQUITY INDEX SUBACCOUNT            SMALL CAP GROWTH SUBACCOUNT
                                         ------------------------------------------  --------------------------------------------
                                             2000           1999          1998           2000           1999           1998
                                         -------------  -------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $    233,608   $    855,417   $ 1,885,059   $    (72,582)  $  3,637,734    $   (22,593)
 Net realized gains  . . . . . . . . .      1,515,308        753,750       152,030      4,544,105      2,548,944         58,729
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (3,395,800)     4,871,167        78,480     (3,503,834)     3,920,455      1,070,805
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (1,646,884)     6,480,334     2,115,569        967,689     10,107,133      1,106,941
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     42,506,597     53,332,374    10,034,119     58,788,952     52,637,861     12,088,047
 Net benefits to policyholders . . . .    (39,576,115)   (39,209,664)   (8,344,107)   (52,165,304)   (40,800,272)    (6,621,834)
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder transactions  . . .      2,930,482     14,122,710     1,690,012      6,632,648     11,837,589      5,466,213
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets . . . . . .      1,283,598     20,603,044     3,805,581      7,591,337     21,944,722      6,573,154
Net assets at beginning of period  . .     33,198,674     12,595,630     8,790,049     31,022,828      9,078,106      2,504,952
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net assets at end of period  . . . . .   $ 34,482,272   $ 33,198,674   $12,595,630   $ 38,614,165   $ 31,022,828    $ 9,078,106
                                         ============   ============   ===========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                               GLOBAL BALANCED SUBACCOUNT
                                        ------------------------------------------
                                            2000           1999          1998
                                        -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $     55,059   $    358,974   $   176,073
 Net realized gains (losses)  . . . .       (123,229)        15,640        24,206
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .       (109,231)      (173,912)      147,461
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .       (177,401)       200,702       347,740
From policyholder transactions:
 Net premiums from policyholders  . .      2,921,405      6,295,052     3,163,316
 Net benefits to policyholders  . . .     (2,120,585)    (5,007,225)   (1,882,974)
                                        ------------   ------------   -----------
Net increase in net assets resulting
 from policyholder transactions . . .        800,820      1,287,827     1,280,342
                                        ------------   ------------   -----------
Net increase in net assets  . . . . .        623,419      1,488,529     1,628,082
Net assets at beginning of period . .      4,591,856      3,103,327     1,475,245
                                        ------------   ------------   -----------
Net assets at end of period . . . . .   $  5,215,275   $  4,591,856   $ 3,103,327
                                        ============   ============   ===========
                                                  MID CAP GROWTH SUBACCOUNT
                                        ------------------------------------------------
                                            2000            1999             1998
                                        --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $    (135,550)  $   6,389,535    $   1,088,251
 Net realized gains (losses)  . . . .       8,716,345       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .     (13,790,389)     15,078,681        1,184,263
                                        -------------   -------------    -------------
Net increase (decrease) in net assets      (5,209,594)     26,656,234        2,872,133
 resulting from operations  . . . . .
From policyholder transactions:
 Net premiums from policyholders  . .      65,255,866      65,183,285       11,323,614
 Net benefits to policyholders  . . .     (56,671,354)    (41,018,347)      (5,132,055)
                                        -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . .       8,584,512      24,164,938        6,191,559
                                        -------------   -------------    -------------
Net increase in net assets  . . . . .       3,374,918      50,821,172        9,063,692
Net assets at beginning of period . .      63,499,616      12,678,444        3,614,752
                                        -------------   -------------    -------------
Net assets at end of period . . . . .   $  66,874,534   $  63,499,616    $  12,678,444
                                        =============   =============    =============

                                               LARGE CAP VALUE SUBACCOUNT
                                        ------------------------------------------
                                            2000           1999          1998
                                        -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $    277,937   $  1,720,195   $   756,459
 Net realized gains (losses)  . . . .       (232,676)       705,454       330,827
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .       (596,463)    (2,181,112)      145,355
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .       (551,202)       244,537     1,232,641
From policyholder transactions:
 Net premiums from policyholders  . .     28,000,911     37,432,039    15,144,316
 Net benefits to policyholders  . . .    (23,591,191)   (27,199,179)   (4,937,583)
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .      4,409,720     10,232,860    10,206,733
                                        ------------   ------------   -----------
Net increase (decrease) in net assets      3,858,518     10,477,397    11,439,374
Net assets at beginning of period . .     27,106,917     16,629,520     5,190,146
                                        ------------   ------------   -----------
Net assets at end of period . . . . .   $ 30,965,435   $ 27,106,917   $16,629,520
                                        ============   ============   ===========
                                                   MONEY MARKET SUBACCOUNT
                                        ------------------------------------------------
                                            2000            1999             1998
                                        --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $   2,109,255   $   2,988,530    $   1,687,016
 Net realized gains (losses)  . . . .              --              --               --
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .              --              --               --
                                        -------------   -------------    -------------
Net increase (decrease) in net assets       2,109,255       2,988,530        1,687,016
 resulting from operations  . . . . .
From policyholder transactions:
 Net premiums from policyholders  . .     485,999,845     890,376,545      340,377,358
 Net benefits to policyholders  . . .    (442,936,484)   (918,869,964)    (269,723,839)
                                        -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .      43,063,361     (28,493,419)      70,653,519
                                        -------------   -------------    -------------
Net increase (decrease) in net assets      45,172,616     (25,504,889)      72,340,535
Net assets at beginning of period . .      61,006,769      86,511,658       14,171,123
                                        -------------   -------------    -------------
Net assets at end of period . . . . .   $ 106,179,385   $  61,006,769    $  86,511,658
                                        =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                 MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         -----------------------------------------   ----------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $      5,978   $     41,579   $    75,449   $    (18,930)  $   1,388,661    $    108,037
 Net realized gains (losses) . . . . .        783,358       (860,332)     (538,516)      (567,320)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .        289,049      1,757,919      (830,390)     1,251,426      (1,001,208)        236,333
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      1,078,385        939,166    (1,293,457)       665,176         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders . . .     15,917,480     32,024,751    18,837,112      7,306,590      11,809,133       4,563,154
 Net benefits to policyholders . . . .    (15,399,262)   (29,579,995)   (7,855,945)    (8,233,390)     (9,775,543)     (6,481,542)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .        518,218      2,444,756    10,981,167       (926,800)      2,033,590      (1,918,388)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets       1,596,603      3,383,922     9,687,710       (261,624)      2,434,418      (1,341,772)
Net assets at beginning of period  . .     19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period  . . . . .   $ 20,735,136   $ 19,138,533   $15,754,611   $  9,664,207   $   9,925,831    $  7,491,413
                                         ============   ============   ===========   ============   =============    ============


                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                         -----------------------------------------   ----------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $    304,027   $    515,377   $   283,067   $    597,993   $  22,850,302    $  8,975,814
 Net realized gains (losses) . . . . .         (9,406)      (735,504)     (454,979)     1,331,371       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .      1,465,596         80,925      (698,676)    (3,257,862)     (5,814,839)      7,759,307
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      1,760,217       (139,202)     (870,588)    (1,328,498)     23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders . . .     33,616,441     22,699,314     6,964,604     43,866,020     196,639,863      60,975,616
 Net benefits to policyholders . . . .    (24,788,136)   (18,093,640)   (5,513,221)   (42,336,871)   (106,763,955)    (31,360,866)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions  . . .      8,828,305      4,605,674     1,451,383      1,529,149      89,875,908      29,614,750
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets . . . . . .     10,588,522      4,466,472       580,795        200,651     113,118,624      48,411,083
Net assets at beginning of period  . .      9,238,646      4,772,174     4,191,379    209,525,899      96,407,275      47,996,192
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period  . . . . .   $ 19,827,168   $  9,238,646   $ 4,772,174   $209,726,550   $ 209,525,899    $ 96,407,275
                                         ============   ============   ===========   ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                     MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                          -----------------------------------------   ---------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income    . . . . . . .   $  1,578,554   $ 10,756,436   $ 3,484,281   $    413,695   $    907,486    $    926,217
 Net realized gains (losses)  . . . . .       (259,619)     2,233,258       278,186       (190,959)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . . .       (110,575)    (6,419,069)    1,791,231        169,777        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . . .      1,208,360      6,570,625     5,553,698        392,513        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders  . . .     22,089,393    113,292,872    21,019,273     14,314,278     41,259,110      27,490,588
 Net benefits to policyholders  . . . .    (19,693,945)   (34,219,380)   (8,281,600)   (11,482,789)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . .      2,395,448     79,073,492    12,737,673      2,831,489     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets .      3,603,808     85,644,117    18,291,371      3,224,002     (7,517,518)      6,770,351
Net assets at beginning of period . . .    125,710,809     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . .   $129,314,617   $125,710,809   $40,066,692   $ 14,952,990   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============

                                            SMALL CAP VALUE SUBACCOUNT                INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                  ----------------------------------------------   -----------------------------------------------
                                      2000            1999             1998            2000           1999             1998
                                  -------------  ---------------  ---------------  -------------  -------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income  . . . .   $    140,965   $      344,711   $       14,015   $     77,147   $  2,006,004    $        53,396
 Net realized gains (losses)  .         45,176         (979,002)          (9,919)     2,289,932      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . .        151,771          325,684         (523,693)    (3,683,990)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .        337,912         (308,607)        (519,597)    (1,316,911)     7,732,766          1,353,307
From policyholder transactions:
 Net premiums from policyholders    13,651,361       39,172,672       11,420,833     44,500,103     43,216,216         23,844,756
 Net benefits to policyholders      (9,715,462)     (30,591,417)      (4,363,378)   (33,987,289)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . .      3,935,899        8,581,255        7,057,455     10,512,814      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets  . .      4,273,811        8,272,648        6,537,858      9,195,903     12,576,519         12,922,976
Net assets at beginning of
 period . . . . . . . . . . . .     18,783,396       10,510,748        3,972,890     31,535,049     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period . .   $ 23,057,207   $   18,783,396   $   10,510,748   $ 40,730,952   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                   EQUITY INDEX SUBACCOUNT
                                         --------------------------------------------
                                             2000           1999            1998
                                         -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $    607,261   $   5,503,450   $  1,211,729
 Net realized gains (losses) . . . . .      3,352,907       7,681,081        691,270
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .     (4,597,742)      4,678,509      6,098,919
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       (637,574)     17,863,040      8,001,918
From policyholder transactions:
 Net premiums from policyholders . . .     60,696,851     225,994,914     60,690,933
 Net benefits to policyholders . . . .    (37,454,370)   (147,909,470)   (31,166,123)
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     23,242,481      78,085,444     29,524,810
                                         ------------   -------------   ------------
Net increase (decrease) in net assets      22,604,907      95,948,484     37,526,728
Net assets at beginning of period  . .     49,913,131      53,964,647     16,437,919
                                         ------------   -------------   ------------
Net assets at end of period  . . . . .   $ 72,518,038   $  49,913,131   $ 53,964,647
                                         ============   =============   ============
                                                   GLOBAL BOND SUBACCOUNT
                                         ---------------------------------------------
                                             2000            1999           1998
                                         --------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $      95,498   $    424,767    $   283,651
 Net realized gains (losses) . . . . .        (278,305)      (204,675)        81,659
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .         387,581       (433,526)        43,608
                                         -------------   ------------    -----------
Net increase (decrease) in net assets          204,774       (213,434)       408,918
 resulting from operations . . . . . .
From policyholder transactions:
 Net premiums from policyholders . . .       3,569,560     11,387,398      9,258,713
 Net benefits to policyholders . . . .      (5,829,975)   (10,615,019)    (3,008,341)
                                         -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      (2,260,415)       772,379      6,250,372
                                         -------------   ------------    -----------
Net increase (decrease) in net assets       (2,055,641)       558,945      6,659,290
Net assets at beginning of period  . .       8,838,516      8,279,571      1,620,281
                                         -------------   ------------    -----------
Net assets at end of period  . . . . .   $   6,782,875   $  8,838,516    $ 8,279,571
                                         =============   ============    ===========


                                                  TURNER CORE GROWTH SUBACCOUNT
                                            -------------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $    183,362   $ 1,315,438   $      77,203
 Net realized gains . . . . . . . . . . .      2,411,545     1,038,462         156,278
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . . . .     (1,758,048)    1,626,646         562,620
                                            ------------   -----------   -------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .        836,859     3,980,546         796,101
From policyholder transactions:
 Net premiums from policyholders  . . . .     22,340,884    23,098,524       4,779,974
 Net benefits to policyholders  . . . . .    (26,498,181)   (9,308,254)     (1,690,860)
                                            ------------   -----------   -------------
Net increase (decrease) in net assets
 resulting from policyholder transactions     (4,157,297)   13,790,270       3,089,114
                                            ------------   -----------   -------------
Net increase in net assets  . . . . . . .     (3,320,438)   17,770,816       3,885,215
Net assets at beginning of period . . . .     22,671,005     4,900,189       1,014,974
                                            ------------   -----------   -------------
Net assets at end of period . . . . . . .   $ 19,350,567   $22,671,005   $   4,900,189
                                            ============   ===========   =============
                                            BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ----------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $    277,814   $   515,681    $   343,646
 Net realized gains . . . . . . . . . . .        181,342       507,727         89,337
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . . . .        784,685     3,486,097         91,915
                                            ------------   -----------    -----------
Net increase in net assets resulting from      1,243,841     4,509,505        524,898
 operations . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . .      9,965,330    12,134,533      5,520,633
 Net benefits to policyholders  . . . . .     (3,861,316)   (5,569,496)    (2,041,375)
                                            ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions      6,104,014     6,565,037      3,479,258
                                            ------------   -----------    -----------
Net increase in net assets  . . . . . . .      7,347,855    11,074,542      4,004,156
Net assets at beginning of period . . . .     17,415,296     6,340,754      2,336,598
                                            ------------   -----------    -----------
Net assets at end of period . . . . . . .   $ 24,763,151   $17,415,296    $ 6,340,754
                                            ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                                                              CLIFTON ENHANCED U.S. EQUITY
                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT                   SUBACCOUNT
                                            ------------------------------------------   ------------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $     533,153   $    449,994   $     9,897   $   241,417   $   518,137    $    68,233
 Net realized gains (losses)  . . . . . .       3,686,537        624,068      (445,752)      105,370       264,436         87,723
 Net unrealized appreciation
  (depreciation) during the period  . . .      (2,068,274)     3,431,408       432,064      (545,352)      151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .       2,151,416      4,505,470        (3,791)     (198,565)      934,135        245,633
From policyholder transactions:
 Net premiums from policyholders  . . . .      16,538,331     25,135,447    13,982,031     6,521,334     6,480,741      3,031,309
 Net benefits to policyholders  . . . . .     (14,603,126)   (22,331,613)   (9,695,520)   (3,399,109)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       1,935,205      2,803,834     4,286,511     3,122,225     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets  . . . . . . .       4,086,621      7,309,304     4,282,720     2,923,660     4,263,597      1,977,412
Net assets at beginning of period . . . .      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period . . . . . . .   $  21,071,643   $ 16,985,022   $ 9,675,718   $ 9,661,874   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========


                                                                                          INTERNATIONAL OPPORTUNITIES II
                                       EMERGING MARKETS EQUITY SUBACCOUNT                           SUBACCOUNT
                                 -----------------------------------------------  -------------------------------------------------
                                     2000           1999             1998*            2000           1999              1998*
                                 -------------  --------------  ----------------  -------------  --------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $    (12,643)  $     132,259   $           135   $     11,452   $       4,204    $           152
 Net realized gains (losses) .       (101,200)        663,998           (45,975)        20,107          82,873            (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .       (287,458)        432,248             2,289        (56,174)         47,295              4,812
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .       (401,301)      1,228,505           (43,551)       (24,615)        134,372            (16,871)
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . .     38,341,068      18,579,194         2,434,226      3,547,466       3,151,983          2,372,034
 Net benefits to policyholders    (35,650,812)    (16,271,324)       (2,203,670)    (3,048,011)     (2,613,505)        (2,191,135)
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions. . . . . . . . .      2,690,256       2,307,870           230,556        499,455         538,478            180,899
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets . .      2,288,955       3,536,375           187,005        474,840         672,850            164,028
Net assets at beginning of
 period. . . . . . . . . . . .      3,723,380         187,005                 0        836,878         164,028                  0
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net assets at end of period  .   $  6,012,335   $   3,723,380   $       187,005   $  1,311,718   $     836,878    $       164,028
                                 ============   =============   ===============   ============   =============    ===============

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                               BOND INDEX                           SMALL/MID CAP CORE
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 ---------------------------------------  -----------------------------------------
                                                    2000          1999         1998*         2000          1999          1998*
                                                 ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . . . .   $   193,646   $   130,136   $   22,905   $       (62)  $    52,711    $     (535)
 Net realized gains (losses) . . . . . . . . .       (54,090)     (104,174)       1,002        84,929        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .        65,510       (78,192)     (10,217)      (10,858)      (10,735)       18,718
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .       205,066       (52,230)      13,690        74,009       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders . . . . . . .     6,026,847     6,471,518    1,176,234     8,814,315     5,817,483     1,089,030
 Net benefits to policyholders . . . . . . . .    (3,737,455)   (2,358,694)    (124,467)   (8,093,062)   (5,611,532)     (778,864)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . . .     2,289,392     4,112,824    1,051,767       721,253       205,951       310,166
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . . .     2,494,458     4,060,594    1,065,457       795,262       313,660       303,153
Net assets at beginning of period  . . . . . .     5,126,051     1,065,457            0       616,813       303,153             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . . .   $ 7,620,509   $ 5,126,051   $1,065,457   $ 1,412,075   $   616,813    $  303,153
                                                 ===========   ===========   ==========   ===========   ===========    ==========


                                                HIGH YIELD BOND
                                                   SUBACCOUNT

                                    ----------------------------------------
                                       2000           1999           1998*
                                    ------------  -------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income  . . . . .   $   155,958   $    340,435    $    86,759
 Net realized gains (losses)  . .      (100,732)        42,365         64,824
 Net unrealized appreciation
  (depreciation) during the period     (131,236)      (139,659)       149,416
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations       (76,010)       243,141        300,999
From policyholder transactions:
 Net premiums from policyholders      3,701,759     19,870,990      6,683,673
 Net benefits to policyholders  .    (3,835,440)   (20,368,501)    (2,457,088)
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions  . . .      (133,681)      (497,511)     4,226,585
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets . . . . . . . . . . . . .      (209,691)      (254,370)     4,527,584
Net assets at beginning of period     4,273,214      4,527,584              0
                                    -----------   ------------    -----------
Net assets at end of period . . .   $ 4,063,523   $  4,273,214    $ 4,527,584
                                    ===========   ============    ===========

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                        FUNDAMENTAL                  NEW       FIDELITY    FIDELITY
                          MID CAP      AIM V.I.    DISCOVERY    VIP II       VIP         TEMPLETON
                           GROWTH       VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ------------  ----------  ----------  ----------  ----------  ---------------
                            2000         2000        2000        2000        2000          2000
                        ------------  ----------  ----------  ----------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .     $    (1)    $     (33)  $    (84)   $      (6)   $   (32)     $     (17)
 Net realized gains
  (losses). . . . . .           0        (2,026)         6       (3,386)         7            612
 Net unrealized
  appreciation
  (depreciation)
  during the period .         877        (2,289)    28,003          134      4,523          2,513
                          -------     ---------   --------    ---------    -------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .         876        (4,348)    27,925       (3,258)     4,498          3,108
From policyholder
 transactions:
 Net premiums from
  policyholders . . .      19,529       301,720    295,000      324,607     75,543        455,074
 Net benefits to
  policyholders . . .           0      (198,193)       (46)    (301,222)       (53)      (307,330)
                          -------     ---------   --------    ---------    -------      ---------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      19,529       103,527    294,954       23,385     75,490        147,744
                          -------     ---------   --------    ---------    -------      ---------
Net increase in net
 assets . . . . . . .      20,405        99,179    322,879       20,127     79,988        150,852
Net assets at
 beginning of period            0             0          0            0          0              0
                          -------     ---------   --------    ---------    -------      ---------
Net assets at end of
 period . . . . . . .     $20,405     $  99,179   $322,879    $  20,127    $79,988      $ 150,852
                          =======     =========   ========    =========    =======      =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                  JUNE 30, 2000

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The thirty-three Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity (formerly, Enhanced U.S. Equity), Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Fundamental Mid Cap Growth, AIM V.I. Value, New Discovery Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, and Templeton International Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At June 30, 2000, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 were as follows:

         PORTFOLIO           SHARES OWNED      COST          VALUE
         ---------           ------------  ------------  --------------
Large Cap Growth . . . . .     4,849,462   $123,194,174   $139,962,692
Active Bond. . . . . . . .     3,874,512     38,257,002     35,626,352
International Equity
 Index . . . . . . . . . .     1,861,146     33,149,994     34,482,272
Small Cap Growth . . . . .     1,914,842     34,454,118     38,614,165
Global Balanced. . . . . .       515,617      5,397,773      5,215,275
Mid Cap Growth . . . . . .     2,386,951     58,721,939     66,874,534
Large Cap Value. . . . . .     2,373,079     32,589,463     30,965,435
Money Market . . . . . . .    10,612,665    106,183,237    106,179,385
Mid Cap Value. . . . . . .     1,537,316     20,407,887     20,735,136
Small/Mid Cap Growth . . .       634,316      9,361,832      9,664,207
Real Estate Equity . . . .     1,563,808     19,502,392     19,827,168
Growth & Income. . . . . .    10,573,323    204,640,498    209,726,550
Managed. . . . . . . . . .     8,379,360    131,570,457    129,314,617
Short Term Bond. . . . . .     1,533,368     15,459,641     14,952,990
Small Cap Value. . . . . .     2,102,924     24,087,256     23,057,207
International
 Opportunities . . . . . .     2,800,216     37,804,122     40,730,952
Equity Index . . . . . . .     8,517,628    158,210,577    172,518,038
Global Bond. . . . . . . .       677,499      7,002,271      6,782,875
Turner Core Growth . . . .        81,169     21,806,142     19,350,567
Brandes International
 Equity. . . . . . . . . .     1,511,593     13,549,208     24,763,151
Frontier Capital
 Appreciation. . . . . . .       889,489     16,547,489     21,071,643
Clifton Enhanced US
 Equity. . . . . . . . . .       485,524      6,331,067      9,661,874
Emerging Markets . . . . .       526,597      5,201,315      6,012,335
International
 Opportunities II  . . . .       109,154      1,232,932      1,311,718
Bond Index . . . . . . . .       810,548      7,747,650      7,620,509
Small Mid Cap CORE . . . .       137,033      1,349,230      1,412,075
High-Yield . . . . . . . .       477,718      4,142,675      4,063,523
Fundamental Mid Cap
 Growth. . . . . . . . . .         1,200         19,528         20,405
AIM V.I. Value . . . . . .         2,969         99,443         99,180
New Discovery Series . . .        17,586        294,884        322,881
Fidelity VIP II
 Contrafund. . . . . . . .           804         16,875         20,127
Fidelity VIP Growth. . . .         1,557         75,473         79,989
Templeton International. .         7,853        148,952        150,853

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS (CONTINUED)

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 2000 were as follows:

              PORTFOLIO                 PURCHASES        SALES
              ---------                ------------  -------------
Large Cap Growth . . . . . . . . . .   $ 29,329,448   $12,047,499
Active Bond. . . . . . . . . . . . .      7,716,510    10,489,149
International Equity Index . . . . .     17,045,896    13,881,519
Small Cap Growth . . . . . . . . . .     26,140,733    19,589,311
Global Balanced. . . . . . . . . . .      2,196,143     1,340,216
Mid Cap Growth . . . . . . . . . . .     37,093,206    28,643,640
Large Cap Value. . . . . . . . . . .     13,666,105     8,978,183
Money Market . . . . . . . . . . . .    132,183,644    87,007,175
Mid Cap Value. . . . . . . . . . . .      6,316,325     5,788,939
Small/Mid Cap Growth . . . . . . . .      3,375,804     4,321,441
Real Estate Equity . . . . . . . . .     16,395,846     7,263,356
Growth & Income. . . . . . . . . . .     14,294,301    12,164,954
Managed. . . . . . . . . . . . . . .     12,738,146     8,762,379
Short-Term U.S. Government . . . . .      9,609,491     6,364,221
Small Cap Value. . . . . . . . . . .      7,099,451     3,022,358
International Opportunities. . . . .     24,437,465    13,847,145
Equity Index . . . . . . . . . . . .     42,348,010    18,496,923
Global Bond. . . . . . . . . . . . .      2,533,200     4,698,051
Turner Core Growth . . . . . . . . .              0             0
Brandes International Equity . . . .              0             0
Frontier Capital Appreciation. . . .              0             0
Clifton Enhanced US Equity . . . . .              0             0
Emerging Markets . . . . . . . . . .     14,283,977    11,606,307
International Opportunities II . . .      2,092,407     1,581,482
Bond Index . . . . . . . . . . . . .      3,684,786     1,201,679
Small Mid Cap CORE . . . . . . . . .      2,077,976     1,356,772
High Yield Bond. . . . . . . . . . .      2,786,550     2,764,235
Fundamental Mid Cap Growth . . . . .              0             0
AIM V.I. Value . . . . . . . . . . .              0             0
New Discovery Series . . . . . . . .              0             0
Fidelity VIP II Contrafund . . . . .              0             0
Fidelity VIP Growth. . . . . . . . .              0             0
Templeton International. . . . . . .              0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at June 30, 2000 were as follows:


                                       VEP CLASS #1                 VEP CLASS #2                 VEP CLASS #3
                                ---------------------------  ---------------------------  -----------------------------
                                ACCUMULATION  ACCUMULATION   ACCUMULATION  ACCUMULATION   ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES      SHARES     SHARE VALUES      SHARES      SHARE VALUES
---------                       ------------  -------------  ------------  -------------  ------------  ---------------
Large Cap Growth                   537,965        36.03         492,996        36.15        135,475          36.26
Active Bond                        233,844        14.22         174,990        14.26         37,880          14.31
International Equity Index         253,026        16.55         187,338        16.64          6,384          16.70
Small Cap Growth                   232,913        22.80         261,061        22.84         41,970          22.89
Global Balanced                     17,635        12.66          89,308        12.68         16,270          12.71
Mid Cap Growth                     279,087        33.98         205,937        34.05         67,794          34.12
Large Cap Value                    210,063        15.73         197,584        15.76         25,556          15.79
Money Market                       698,349        13.43       1,348,986        13.47        320,780          13.51
Mid Cap Value                      114,583        14.81          51,945        14.84          4,132          14.87
Small/Mid Cap Growth                89,083        21.40          90,352        21.46          5,734          21.53
Real Estate Equity                 107,483        16.32          57,887        16.37        221,806          16.43
Growth & Income                  1,030,086        30.67         618,930        30.77        188,739          30.87
Managed                            573,827        21.07         272,670        21.14         35,242          21.20
Short-Term Bond                     86,767        13.32         106,729        13.36         10,815          13.40
Small Cap Value                    122,705        12.41          88,704        12.44         24,207          12.46
International Opportunities        159,417        15.83         203,984        15.87         14,705          15.90
Equity Index                       587,297        22.87         624,209        22.92        246,373          22.97
Global Bond                         61,189        12.50          49,459        12.52         19,899          12.55
Turner Core Growth                  26,973        29.67          15,373        29.73              0          29.80
Brandes International Equity        24,380        17.55          33,462        17.59              0          17.64
Frontier Capital Appreciation       21,833        26.14          14,354        26.20              0          26.25
Clifton Enhanced U.S. Equity         4,521        16.98               0        17.00              0          17.03
Emerging Markets Equity             81,008        11.87          86,902        11.88         17,124          11.89
International Opportunities II      29,808        12.20          31,583        12.21          2,696          12.23
Bond Index                         102,163        10.71          64,884        10.72         64,762          10.73
Small/Mid Cap CORE                  23,891        11.26          17,194        11.27          4,107          11.28
High Yield Bond                     53,628         9.87          43,805         9.88          2,247           9.89
Fundamental Mid Cap Growth           1,626        12.55               0        12.55              0          12.55
AIM V.I. Value                       3,936         9.87               0         9.87              0           9.87
New Discovery Series                     0        11.10               0        11.10              0          11.10
Fidelity VIP II Contrafund              30        10.22               0        10.22              0          10.22
Fidelity VIP Growth                  3,709        10.66               0        10.66              0          10.66
Templeton International                  0        10.11               0        10.11              0          10.11

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                     V COLI CLASS #4             V COLI CLASS #5             V COLI CLASS #6
                                --------------------------  --------------------------  ----------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                  656,260        36.40        257,435        36.44        286,766         36.47
Active Bond                        15,096        15.13        603,645        15.14        452,608         15.16
International Equity Index         43,882        15.42        155,946        15.43        215,996         15.45
Small Cap Growth                  122,919        23.23        141,128        23.25         46,717         23.27
Global Balanced                    38,720        12.90         10,108        12.91         54,885         12.92
Mid Cap Growth                    128,031        34.63         89,731        34.65         63,109         34.67
Large Cap Value                   112,093        16.03         56,194        16.04        417,402         16.05
Money Market                      196,820        13.39         16,175        13.40        148,908         13.42
Mid Cap Value                      89,613        15.09         18,805        15.10        239,528         15.11
Small/Mid Cap Growth               27,132        21.45            378        21.47         23,248         21.50
Real Estate Equity                128,413        16.95        143,737        16.97        197,963         16.99
Growth & Income                   594,664        30.69        523,471        30.72         25,448         30.76
Managed                           237,562        21.88        115,789        21.91        115,065         21.93
Short-Term Bond                   207,003        13.60        412,601        13.61              0         13.63
Small Cap Value                    34,631        12.65         21,107        12.66        275,960         12.67
International Opportunities       248,993        16.14        274,408        16.15        103,553         16.16
Equity Index                      385,480        23.31        118,709        23.33        573,858         23.34
Global Bond                        63,318        12.74          4,998        12.75              0         12.76
Turner Core Growth                  4,794        30.28         20,069        30.30              0         30.33
Brandes International Equity       97,992        17.91        107,630        17.93         53,047         17.95
Frontier Capital Appreciation      88,691        26.68         66,885        26.69              0         26.72
Clifton Enhanced U.S. Equity       62,494        17.22         80,906        17.22              0         17.23
Emerging Markets Equity             9,109        11.99         39,251        11.99              0         11.99
International Opportunities II          0        12.33              0        12.33              0         12.33
Bond Index                          5,049        10.82         19,587        10.83              0         10.83
Small/Mid Cap CORE                      0        11.38              0        11.38              0         11.38
High Yield Bond                     3,390         9.98              0         9.98          8,354          9.98
Fundamental Mid Cap Growth              0        11.02              0        11.02              0         11.02
AIM V.I. Value                          0         9.55              0         9.55              0          9.55
New Discovery Series                    0        10.64              0        10.65              0         10.65
Fidelity VIP II Contrafund              0         9.99              0         9.99              0          9.99
Fidelity VIP Growth                     0        10.25              0        10.25              0         10.25
Templeton International                 0        10.60              0        10.60              0         10.60

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                   MEDALLION EXECUTIVE
                                       VLI CLASS #7               MVEP CLASS #8               MVUL CLASS #9
                                --------------------------  --------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth                   116,600       83.98         818,698       26.19        351,348         23.33
Active Bond                         61,302       24.13         313,740       12.84        344,746         12.09
International Equity Index         154,944       26.08         782,949       14.27        222,369         14.73
Small Cap Growth                   181,373       22.82         238,097       23.06        205,968         25.92
Global Balanced                     67,046       12.67          42,577       12.80         39,098         12.27
Mid Cap Growth                     239,385       34.02         367,485       34.37        138,068         38.12
Large Cap Value                    339,911       15.74         174,739       15.91        117,629         13.61
Money Market                       408,415       18.58       1,280,481       12.28        315,719         11.74
Mid Cap Value                      420,027       14.82         260,399       14.98         60,746         12.66
Small/Mid Cap Growth                 6,155       21.43         243,378       13.69         41,310         13.93
Real Estate Equity                  62,138       25.09         201,437       19.23         42,565         10.83
Growth & Income                    819,706       67.63       1,283,758       21.75        415,131         19.01
Managed                          2,303,473       40.02         213,655       16.99         86,308         15.53
Short-Term Bond                     82,590       13.34          44,119       12.26         94,438         11.76
Small Cap Value                    635,265       12.43         355,740       12.56        106,344         11.92
International Opportunities        665,897       15.86         268,074       16.02        484,313         15.33
Equity Index                       678,628       22.90       1,184,989       23.14        773,513         19.74
Global Bond                        116,046       12.51          88,071       12.64         68,278         11.93
Turner Core Growth                       0       27.61         215,390       26.95         68,280         25.90
Brandes International Equity             0       17.80               0       17.19         65,376         18.37
Frontier Capital Appreciation            0       24.60               0       22.13         82,469         21.42
Clifton Enhanced U.S. Equity             0       12.87               0       17.12        160,901         17.12
Emerging Markets Equity             31,882       11.88          88,222       11.94         92,679         11.94
International Opportunities II       3,429       12.21          24,319       12.27            844         12.28
Bond Index                          21,473       10.72          21,624       10.77            174         10.78
Small/Mid Cap CORE                   1,231       11.27          20,797       11.33          1,226         11.33
High Yield Bond                     39,774        9.88          92,930        9.93         81,701          9.93
Fundamental Mid Cap Growth               0       11.02               0       12.56              0         11.02
AIM V.I. Value                           0        9.54           5,155        9.88              0          9.55
New Discovery Series                     0       10.64          29,076       11.11              0         10.64
Fidelity VIP II Contrafund               0        9.98               0       10.23              0          9.99
Fidelity VIP Growth                  1,980       10.24               0       10.67              0         10.25
Templeton International                  0       10.60          14,196       10.11              0         10.60

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------   ------------
Large Cap Growth                   286,862       23.33        294,419        26.19          3,879          86.16
Active Bond                        154,851       12.09        114,636        12.84              0          29.22
International Equity Index          59,837       14.73         78,792        14.27          2,147          27.62
Small Cap Growth                    68,282       25.92        100,523        23.06              0          23.40
Global Balanced                     29,924       12.27          5,692        12.80              0          12.90
Mid Cap Growth                     158,424       38.12        171,055        34.37          6,364          34.86
Large Cap Value                    122,195       13.61        207,621        15.91              0          16.14
Money Market                     2,591,514       11.74        300,260        12.28         54,988          13.46
Mid Cap Value                       85,110       12.66         64,180        14.98              0          15.20
Small/Mid Cap Growth                18,565       13.93         19,363        13.69              0          22.24
Real Estate Equity                  17,774       10.83         34,869        13.92              0          26.35
Growth & Income                  1,088,676       19.01        271,319        21.75          2,135          81.14
Managed                             90,276       15.53         58,406        16.99          1,481          47.44
Short-Term Bond                     42,209       11.76         36,660        12.26          5,127          13.84
Small Cap Value                     46,049       11.92        137,025        12.56              0          12.74
International Opportunities         55,835       15.33         88,759        16.02              0          16.25
Equity Index                     2,042,059       19.74        621,198        23.14         10,824          23.47
Global Bond                         44,341       11.93         28,907        12.64              0          12.83
Turner Core Growth                 166,332       25.90        202,145        26.95              0          30.51
Brandes International Equity       172,977       18.37        274,521        17.19              0          18.05
Frontier Capital Appreciation      108,198       21.42        106,028        22.13              0          25.83
Clifton Enhanced U.S. Equity        46,767       17.12         48,373        17.12              0          17.30
Emerging Markets Equity             32,899       11.94         24,646        11.94              0          12.03
International Opportunities II       9,104       12.27          4,356        12.27              0          12.37
Bond Index                         146,467       10.77        261,447        10.77              0          10.86
Small/Mid Cap CORE                  16,316       11.33         38,984        11.33              0          11.41
High Yield Bond                     23,040        9.93         60,673         9.93              0          10.01
Fundamental Mid Cap Growth               0       11.02              0        12.56              0          18.32
AIM V.I. Value                         991        9.55              0         9.55              0          39.72
New Discovery Series                     0       10.64              0        11.11              0          19.19
Fidelity VIP II Contrafund           1,938        9.99              0        10.23              0          33.44
Fidelity VIP Growth                  1,888       10.25              0        10.67              0         102.05
Templeton International                  0       10.60              0        10.11              0          25.87

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                ---------------------------
                                ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES      SHARE VALUES
---------                       ------------   ------------
Large Cap Growth                    2,316          86.16
Active Bond                            21          29.22
International Equity Index          3,005          27.62
Small Cap Growth                    4,238          23.40
Global Balanced                         0          12.90
Mid Cap Growth                      4,655          34.86
Large Cap Value                     3,092          16.14
Money Market                      288,791          13.46
Mid Cap Value                         835          15.20
Small/Mid Cap Growth                1,930          22.24
Real Estate Equity                     57          26.35
Growth & Income                     1,481          81.14
Managed                            17,796          47.44
Short-Term Bond                     1,970          13.84
Small Cap Value                     2,378          12.74
International Opportunities         3,842          16.25
Equity Index                       35,759          23.47
Global Bond                            97          12.83
Turner Core Growth                                 30.51
Brandes International Equity            0          18.05
Frontier Capital Appreciation           0          25.83
Clifton Enhanced U.S. Equity            0          17.30
Emerging Markets Equity             1,521          12.03
International Opportunities II        806          12.37
Bond Index                            826          10.85
Small/Mid Cap CORE                  1,138          11.41
High Yield Bond                       307          10.01
Fundamental Mid Cap Growth              0          18.22
AIM V.I. Value                          0          39.72
New Discovery Series                    0          19.19
Fidelity VIP II Contrafund              0          33.44
Fidelity VIP Growth                     0         102.05
Templeton International                 0          25.87

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
ASSETS

Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance

  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========


                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS

Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999

                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS

Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============

                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
ASSETS

Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999

                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
ASSETS

Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at

 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable

  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance

  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========

                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
ASSETS

Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                                       HIGH
                                              BOND     SMALL/ MID     YIELD
                                             INDEX      CAP CORE       BOND
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ------------
ASSETS

Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at

 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:

 John Hancock Variable Life Insurance

  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                     YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment

 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense

  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)

  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========

                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   -----------------------------------
                           1999         1998          1997          1999         1998         1997
                       -----------   -----------  -------------  -----------  -----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment

 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income

 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ----------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========

                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,



                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   -----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  --------   ------------  -------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========

                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   --------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment

 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========

                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ----------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========

                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  -------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain

 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   ---------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======

                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   -------------------  ---------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)

  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========

---------
* From July 1, 1997 (commencement of operations). ** From May 1, 1998 (commencement of operations).

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   --------------------  ---------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series

  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          -------------------------------------------  ------------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation

  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========

                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             -----------------------------------------  ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,



                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          ---------------------------------------  ----------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============


                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        -----------------------------------------  ----------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             -----------------------------------------  -----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  ------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========


                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          -----------------------------------------  --------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  -------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation

  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            -----------------------------------------  ------------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation

  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========


                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ----------------------------------------  ------------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        ------------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in net assets from operations:

 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from

  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        ---------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -----------
Increase (decrease) in net assets from operations:

 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:

 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to

  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at

 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========

                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                ---------------------------------------  ----------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT

                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  -----------
Increase (decrease) in net assets from operations:

 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)

  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from

  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder

 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ----------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ----------
Increase (decrease) in net assets from operations:

 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:

 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to

  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at

 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========

                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   --------------------------  -------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
* From July 1, 1997 (commencement of operations). ** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income

  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)

  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from

  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase

 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:

             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:

                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                               ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  -------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  -------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  -------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE        PAGE       KEY WORD OR PHRASE                     PAGE
Account..................   32       monthly deduction date................   34
account value............    9       mortality and expense risk charge.....   10
Additional Sum Insured...   16       Option A; Option B....................   16
annual processing date...   17       optional benefits charge..............   11
attained age.............   10       optional extra death benefit feature..   17
Basic Sum Insured........   16       owner.................................    5
beneficiary..............   43       partial withdrawal....................   15
business day.............   33       partial withdrawal charge.............   11
changing Option A or B...   18       payment options.......................   19
changing the Total Sum               Planned Premium.......................    7
 Insured.................   18       policy anniversary....................   34
charges..................    9       policy split option...................   17
Code.....................   39       policy year...........................   34
cost of insurance                    premium; premium payment..............    5
 rates...................   10       prospectus............................    3
date of issue............   34       receive; receipt......................   21
death benefit............    5       reinstate; reinstatement..............    7
deductions...............    9       sales charges.........................    9
dollar cost averaging....   14       SEC...................................    2
enhanced cash value                  Separate Account S....................   32
 rider...................   17       Servicing Office......................    2
expenses of the Trusts...   11       special loan account..................   15
fixed investment option..   33       subaccount............................   32
full surrender...........   14       surrender.............................   14
fund.....................    2
grace period.............    7       surrender value.......................   15
guaranteed minimum                   Target Premium........................   10
 death benefit...........    7       tax considerations....................   39
Guaranteed Minimum                   telephone transfers...................   21
 Death Benefit Premium...    8       Total Sum Insured.....................   16
insurance charge.........   10       transfers of account value............   14
insured person...........    5       Trusts................................    2
investment options.......    1       variable investment options...........    1
JHVLICO..................   32       we; us................................   32
lapse....................    7       withdrawal............................   15
loan.....................   15       withdrawal charges....................   11
loan interest............   15       you; your.............................    5

maximum premiums.........    6
Minimum Initial
 Premium.................   33
minimum insurance
 amount..................   17
minimum premiums.........    6
modified endowment
 contract................   40

                        PROSPECTUS DATED NOVEMBER 1, 2000

                          VARIABLE ESTATE PROTECTION II

          a flexible premium variable life survivorship insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc. and
                                                                   Capital Guardian Trust Company
  Growth & Income . . . . .                                       Independence Investment Associates, Inc. and
                                                                   Putnam Investment Management, Inc.
  Fidelity VIP Contrafund/(R)/ . . . . . . . . . . . . . . .      Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value. . . . . . . . . . . . .       Federated Investment Management Company
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Janus Aspen Global Technology. . . . . . . . . . . . . . .      Janus Capital Corporation
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Fundamental Growth. . . .                                       Putnam Investment Management, Inc.
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment
                                                                   Management Inc.
  Small/Mid Cap CORE /SM/ .                                       Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Equity . . . . .                                      Capital Guardian Trust Company
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management/(R)/
  Global Balanced . . . . .                                       Capital Guardian Trust Company
  Janus Aspen Worldwide Growth. . . . . . . . . . . . . . .       Janus Capital Corporation
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     T. Rowe Price International, Inc.
                                                                  Morgan Stanley Dean Witter Investment Management
  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Core Bond. . . . . . . .                                        Federated Investment Management Company
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      Capital Guardian Trust Company
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are
referred to as "funds".   In the prospectuses for the Trusts, the investment
options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 24.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 33.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 47.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 131.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    7
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             9
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         11
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?             1
                                                                    4
 .How can I change my policy's investment allocations?              14
 .How can I access my investment in the policy?. .                  15
 .How much will JHVLICO pay when the last insured person            16
dies?. . . . . . . . . . . . . . . . . . . . . .
 .What optional rider benefits can I choose?. . .                   18
 .How can I change my policy's insurance coverage?                  19
 .Can I cancel my policy after it's issued?. . . .                  20
 .Can I choose the form in which JHVLICO pays out policy            20
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   21
 .How will my policy be treated for income tax purposes?            21
 .How do I communicate with JHVLICO?. . . . . . .                   21

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
41. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date (as defined on page 36), we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" on page 37.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 16.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge to cover the cost of
 -------------------------------------------
  this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows:
   .0669% for a Total

  Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages:
  .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentages are as follows: .0250% for a Total Sum Insured at issue of less than $5 million, .0209% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0167% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .30%, .25% and .20%, respectively.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Age100 waiver of charges rider charge - A monthly charge if this rider is
 ---------------------------------------
  elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on age. The rate is derived from an actuarial table. The table in your policy will show the maximum rates. The rates we will actually apply could be less than the maximum rates. This charge will not be made until the sixth policy year.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the four year level term rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.67%           N/A              0.03%         0.70%           0.03%
Growth & Income . . . . . . . . . . . .     0.67%           N/A              0.03%         0.70%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
American Leaders Large Cap Value. . . .     0.80%           N/A              0.10%         0.90%            N/A
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Growth *  . . . . . . . . .     0.90%           N/A              0.10%         1.00%           0.24%
Real Estate Equity  . . . . . . . . . .     1.01%           N/A              0.10%         1.11%           0.10%
Small/Mid Cap CORE /SM/ . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Equity *  . . . . . . . . . .     0.90%           N/A              0.10%         1.00%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     1.05%           N/A              0.10%         1.15%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.61%           N/A              0.03%         0.64%           0.03%
Core Bond . . . . . . . . . . . . . . .     0.70%           N/A              0.10%         0.80%            N/A
Global Bond . . . . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund/(R)/  . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology . . . . .     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth. . . . . .     0.65%          0.25%             0.05%         0.95%           0.05%

MFS VARIABLE INSURANCE TRUST
    (NOTE 5):
MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). All percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates for the current fiscal year because the funds were not in operation in 1999. Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999 .

   * Fundamental Growth was formerly "Fundamental Mid Cap Growth", Small Cap Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

       " CORE /SM"/ IS A SERVICE MARK OF GOLDMAN, SACHS & CO.

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be:
    Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999.
     All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.
     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

 We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed minimum death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

When the younger insured person reaches 100

  If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

  If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

  If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

 WHAT OPTIONAL RIDER BENEFITS CAN I CHOOSE?

Optional enhanced cash value rider

  If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 10. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

  We currently offer a number of other optional riders, such as the four year level term rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 38.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 38.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 41.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below), the corresponding net annual rates of return would be -0.80%, 5.15% and 11.10%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .09%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,284    4,567       4,851
   2           17,556        500,000  500,000    500,000   10,098   11,001      11,939
   3           26,998        500,000  500,000    500,000   15,010   16,879      18,894
   4           36,912        500,000  500,000    500,000   20,362   23,557      27,134
   5           47,322        500,000  500,000    500,000   25,628   30,521      36,213
   6           58,252        500,000  500,000    500,000   31,868   38,890      47,369
   7           69,728        500,000  500,000    500,000   38,005   47,615      59,659
   8           81,779        500,000  500,000    500,000   44,036   56,708      73,199
   9           94,432        500,000  500,000    500,000   49,962   66,184      88,111
  10          107,717        500,000  500,000    500,000   55,778   76,054     104,534
  11          121,667        500,000  500,000    500,000   62,130   87,014     123,336
  12          136,314        500,000  500,000    500,000   68,355   98,422     144,036
  13          151,694        500,000  500,000    500,000   74,447  110,291     166,825
  14          167,843        500,000  500,000    500,000   80,397  122,631     191,911
  15          184,799        500,000  500,000    500,000   86,195  135,454     219,525
  16          202,603        500,000  500,000    500,000   92,292  149,519     251,186
  17          221,297        500,000  500,000    500,000   98,230  164,192     286,223
  18          240,926        500,000  500,000    500,000  103,988  179,487     325,009
  19          261,536        500,000  500,000    500,000  109,540  195,419     367,966
  20          283,177        500,000  500,000    500,000  114,856  212,005     415,574
  25          408,735        500,000  500,000    781,214  137,954  307,127     744,013
  30          568,983        500,000  500,000  1,354,197  148,447  425,366   1,289,712
  35          773,504        500,000  607,346  2,298,834  133,943  578,425   2,189,366



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,284  504,567    504,851    4,284    4,567       4,851
   2           17,556        509,689  510,593    511,531   10,097   11,001      11,938
   3           26,998        515,008  516,877    518,892   15,008   16,877      18,892
   4           36,912        520,359  523,554    527,129   20,359   23,554      27,129
   5           47,322        525,623  530,515    536,205   25,623   30,515      36,205
   6           58,252        531,861  538,880    547,357   31,861   38,880      47,357
   7           69,728        537,994  547,601    559,641   37,994   47,601      59,641
   8           81,779        544,021  556,687    573,170   44,021   56,687      73,170
   9           94,432        549,940  566,153    588,069   49,940   66,153      88,069
  10          107,717        555,747  576,010    604,470   55,747   76,010     104,470
  11          121,667        562,091  586,955    623,246   62,091   86,955     123,246
  12          136,314        568,301  598,339    643,906   68,301   98,339     143,906
  13          151,694        574,372  610,171    666,632   74,372  110,171     166,632
  14          167,843        580,290  622,456    691,619   80,290  122,456     191,619
  15          184,799        586,041  635,195    719,080   86,041  135,195     219,080
  16          202,603        592,070  649,136    750,504   92,070  149,136     250,504
  17          221,297        597,913  663,627    785,185   97,913  163,627     285,185
  18          240,926        603,539  678,660    823,436  103,539  178,660     323,436
  19          261,536        608,911  694,222    865,601  108,911  194,222     365,601
  20          283,177        613,983  710,288    912,050  113,983  210,288     412,050
  25          408,735        634,273  798,438  1,225,998  134,273  298,438     725,998
  30          568,983        636,756  890,986  1,727,745  136,756  390,986   1,227,745
  35          773,504        604,677  968,775  2,519,344  104,677  468,775   2,019,344



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,131    4,409       4,688
   2           17,556        500,000  500,000    500,000   9,765   10,647      11,564
   3           26,998        500,000  500,000    500,000  14,450   16,269      18,231
   4           36,912        500,000  500,000    500,000  19,521   22,619      26,090
   5           47,322        500,000  500,000    500,000  24,439   29,168      34,674
   6           58,252        500,000  500,000    500,000  30,257   37,020      45,197
   7           69,728        500,000  500,000    500,000  35,882   45,108      56,691
   8           81,779        500,000  500,000    500,000  41,302   53,428      69,240
   9           94,432        500,000  500,000    500,000  46,502   61,972      82,939
  10          107,717        500,000  500,000    500,000  51,463   70,731      97,891
  11          121,667        500,000  500,000    500,000  56,644   80,202     114,746
  12          136,314        500,000  500,000    500,000  61,528   89,879     133,145
  13          151,694        500,000  500,000    500,000  66,081   99,739     153,230
  14          167,843        500,000  500,000    500,000  70,255  109,750     175,155
  15          184,799        500,000  500,000    500,000  73,998  119,873     199,100
  16          202,603        500,000  500,000    500,000  77,251  130,069     225,274
  17          221,297        500,000  500,000    500,000  79,921  140,270     253,908
  18          240,926        500,000  500,000    500,000  81,983  150,470     285,327
  19          261,536        500,000  500,000    500,000  83,333  160,601     319,878
  20          283,177        500,000  500,000    500,000  83,875  170,608     357,991
  25          408,735        500,000  500,000    650,482  69,426  216,322     619,506
  30          568,983             **  500,000  1,091,304      **  241,458   1,039,337
  35          773,504             **  500,000  1,777,950      **  211,499   1,693,285



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        504,130  504,409    504,687   4,130    4,409       4,687
   2           17,556        509,356  510,238    511,155   9,763   10,646      11,563
   3           26,998        514,446  516,265    518,226  14,446   16,265      18,226
   4           36,912        519,510  522,607    526,075  19,510   22,607      26,075
   5           47,322        524,417  529,141    534,641  24,417   29,141      34,641
   6           58,252        530,215  536,968    545,131  30,215   36,968      45,131
   7           69,728        535,811  545,015    556,570  35,811   45,015      56,570
   8           81,779        541,185  553,271    569,029  41,185   53,271      69,029
   9           94,432        546,321  561,720    582,590  46,321   61,720      82,590
  10          107,717        551,193  570,343    597,332  51,193   70,343      97,332
  11          121,667        556,252  579,620    613,878  56,252   79,620     113,878
  12          136,314        560,975  589,028    631,827  60,975   89,028     131,827
  13          151,694        565,315  598,519    651,268  65,315   98,519     151,268
  14          167,843        569,213  608,028    672,280  69,213  108,028     172,280
  15          184,799        572,601  617,479    694,941  72,601  117,479     194,941
  16          202,603        575,404  626,782    719,331  75,404  126,782     219,331
  17          221,297        577,506  635,802    745,488  77,506  135,802     245,488
  18          240,926        578,874  644,481    773,545  78,874  144,481     273,545
  19          261,536        579,382  652,661    803,546  79,382  152,661     303,546
  20          283,177        578,918  660,190    835,552  78,918  160,190     335,552
  25          408,735        556,648  680,649  1,026,556  56,648  180,649     526,556
  30          568,983             **  639,253  1,259,526      **  139,253     759,526
  35          773,504             **       **  1,504,388      **       **   1,004,388



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,284    4,567       4,851
   2           17,556        500,000  500,000    500,000   10,098   11,001      11,939
   3           26,998        500,000  500,000    500,000   15,010   16,879      18,894
   4           36,912        500,000  500,000    500,000   20,362   23,557      27,134
   5           47,322        500,000  500,000    500,000   25,628   30,521      36,213
   6           58,252        500,000  500,000    500,000   31,868   38,890      47,369
   7           69,728        500,000  500,000    500,000   38,005   47,615      59,659
   8           81,779        500,000  500,000    500,000   44,036   56,708      73,199
   9           94,432        500,000  500,000    500,000   49,962   66,184      88,111
  10          107,717        500,000  500,000    500,000   55,778   76,054     104,534
  11          121,667        500,000  500,000    500,000   62,130   87,014     123,336
  12          136,314        500,000  500,000    500,000   68,355   98,422     144,036
  13          151,694        500,000  500,000    500,000   74,447  110,291     166,825
  14          167,843        500,000  500,000    500,000   80,397  122,631     191,911
  15          184,799        500,000  500,000    500,000   86,195  135,454     219,525
  16          202,603        500,000  500,000    500,000   92,292  149,519     251,186
  17          221,297        500,000  500,000    532,293   98,230  164,192     286,200
  18          240,926        500,000  500,000    585,231  103,988  179,487     324,882
  19          261,536        500,000  500,000    641,863  109,540  195,419     367,595
  20          283,177        500,000  500,000    702,547  114,856  212,005     414,730
  25          408,735        500,000  500,000  1,085,330  137,954  307,127     734,963
  30          568,983        500,000  560,913  1,655,287  148,447  423,605   1,250,081
  35          773,504        500,000  685,082  2,519,656  133,943  561,419   2,064,837



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,284  504,567    504,851    4,284    4,567       4,851
   2           17,556        509,689  510,593    511,531   10,097   11,001      11,938
   3           26,998        515,008  516,877    518,892   15,008   16,877      18,892
   4           36,912        520,359  523,554    527,129   20,359   23,554      27,129
   5           47,322        525,623  530,515    536,205   25,623   30,515      36,205
   6           58,252        531,861  538,880    547,357   31,861   38,880      47,357
   7           69,728        537,994  547,601    559,641   37,994   47,601      59,641
   8           81,779        544,021  556,687    573,170   44,021   56,687      73,170
   9           94,432        549,940  566,153    588,069   49,940   66,153      88,069
  10          107,717        555,747  576,010    604,470   55,747   76,010     104,470
  11          121,667        562,091  586,955    623,246   62,091   86,955     123,246
  12          136,314        568,301  598,339    643,906   68,301   98,339     143,906
  13          151,694        574,372  610,171    666,632   74,372  110,171     166,632
  14          167,843        580,290  622,456    691,619   80,290  122,456     191,619
  15          184,799        586,041  635,195    719,080   86,041  135,195     219,080
  16          202,603        592,070  649,136    750,504   92,070  149,136     250,504
  17          221,297        597,913  663,627    785,185   97,913  163,627     285,185
  18          240,926        603,539  678,660    823,436  103,539  178,660     323,436
  19          261,536        608,911  694,222    865,601  108,911  194,222     365,601
  20          283,177        613,983  710,288    912,050  113,983  210,288     412,050
  25          408,735        634,273  798,438  1,225,998  134,273  298,438     725,998
  30          568,983        636,756  890,986  1,727,745  136,756  390,986   1,227,745
  35          773,504        604,677  968,775  2,519,344  104,677  468,775   2,019,344



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,131    4,409       4,688
   2           17,556        500,000  500,000    500,000   9,765   10,647      11,564
   3           26,998        500,000  500,000    500,000  14,450   16,269      18,231
   4           36,912        500,000  500,000    500,000  19,521   22,619      26,090
   5           47,322        500,000  500,000    500,000  24,439   29,168      34,674
   6           58,252        500,000  500,000    500,000  30,257   37,020      45,197
   7           69,728        500,000  500,000    500,000  35,882   45,108      56,691
   8           81,779        500,000  500,000    500,000  41,302   53,428      69,240
   9           94,432        500,000  500,000    500,000  46,502   61,972      82,939
  10          107,717        500,000  500,000    500,000  51,463   70,731      97,891
  11          121,667        500,000  500,000    500,000  56,644   80,202     114,746
  12          136,314        500,000  500,000    500,000  61,528   89,879     133,145
  13          151,694        500,000  500,000    500,000  66,081   99,739     153,230
  14          167,843        500,000  500,000    500,000  70,255  109,750     175,155
  15          184,799        500,000  500,000    500,000  73,998  119,873     199,100
  16          202,603        500,000  500,000    500,000  77,251  130,069     225,274
  17          221,297        500,000  500,000    500,000  79,921  140,270     253,908
  18          240,926        500,000  500,000    513,820  81,983  150,470     285,239
  19          261,536        500,000  500,000    557,411  83,333  160,601     319,229
  20          283,177        500,000  500,000    603,104  83,875  170,608     356,027
  25          408,735        500,000  500,000    869,056  69,426  216,322     588,506
  30          568,983             **  500,000  1,212,163      **  241,458     915,431
  35          773,504             **  500,000  1,659,249      **  211,499   1,359,740



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        504,130  504,409    504,687   4,130    4,409       4,687
   2           17,556        509,356  510,238    511,155   9,763   10,646      11,563
   3           26,998        514,446  516,265    518,226  14,446   16,265      18,226
   4           36,912        519,510  522,607    526,075  19,510   22,607      26,075
   5           47,322        524,417  529,141    534,641  24,417   29,141      34,641
   6           58,252        530,215  536,968    545,131  30,215   36,968      45,131
   7           69,728        535,811  545,015    556,570  35,811   45,015      56,570
   8           81,779        541,185  553,271    569,029  41,185   53,271      69,029
   9           94,432        546,321  561,720    582,590  46,321   61,720      82,590
  10          107,717        551,193  570,343    597,332  51,193   70,343      97,332
  11          121,667        556,252  579,620    613,878  56,252   79,620     113,878
  12          136,314        560,975  589,028    631,827  60,975   89,028     131,827
  13          151,694        565,315  598,519    651,268  65,315   98,519     151,268
  14          167,843        569,213  608,028    672,280  69,213  108,028     172,280
  15          184,799        572,601  617,479    694,941  72,601  117,479     194,941
  16          202,603        575,404  626,782    719,331  75,404  126,782     219,331
  17          221,297        577,506  635,802    745,488  77,506  135,802     245,488
  18          240,926        578,874  644,481    773,545  78,874  144,481     273,545
  19          261,536        579,382  652,661    803,546  79,382  152,661     303,546
  20          283,177        578,918  660,190    835,552  78,918  160,190     335,552
  25          408,735        556,648  680,649  1,026,556  56,648  180,649     526,556
  30          568,983             **  639,253  1,259,526      **  139,253     759,526
  35          773,504             **       **  1,504,388      **       **   1,004,388



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 23.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO......................                       34
How we support the policy and investment options                   34
Procedures for issuance of a policy.........                       35
Basic Sum Insured vs. Additional Sum Insured                       36
Commencement of investment performance......                       37
How we process certain policy transactions..                       37
Effects of policy loans.....................                       38
Additional information about how certain policy charges            39
work........................................
How we market the policies..................                       40
Tax considerations..........................                       41
Reports that you will receive...............                       43
Voting privileges that you will have........                       43
Changes that JHVLICO can make as to your policy                    43
Adjustments we make to death benefits.......                       44
When we pay policy proceeds.................                       44
Other details about exercising rights and paying benefits          45
Legal matters...............................                       45
Registration statement filed with the SEC...                       45
Accounting and actuarial experts............                       45
Financial statements of JHVLICO and the Account                    45
List of Directors and Executive Officers of JHVLICO                46

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 36).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 41).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 19)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive the request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 40.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 41.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro          Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President and Chief
                               Executive Officer, John Hancock Life Insurance
                               Company.
Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage. . .          Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster. . .          Director and Vice President of JHVLICO;  Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong. . . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick J. Gill . . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli. .           Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company

,


  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                     (UNAUDITED)
                                               JUNE 30,           DECEMBER 31,
                                                 2000                 1999
                                        -----------------------  --------------
                                                   (IN MILLIONS)
ASSETS
Bonds . . . . . . . . . . . . . . . .                $ 1,344.7     $ 1,216.3
Preferred stocks  . . . . . . . . . .                     36.9          35.9
Common stocks . . . . . . . . . . . .                      2.0           3.2
Investment in affiliates  . . . . . .                     80.5          80.7
Mortgage loans on real estate . . . .                    468.2         433.1
Real estate . . . . . . . . . . . . .                     24.7          25.0
Policy loans  . . . . . . . . . . . .                    195.5         172.1
Cash Items:
 Cash in banks  . . . . . . . . . . .                     (3.0)         27.2
 Temporary cash investments . . . . .                    284.6         222.9
                                        ----------------------     ---------
                                                         281.6         250.1

Premiums due and deferred . . . . . .                     28.9          29.9
Investment income due and accrued . .                     40.9          33.2
Other general account assets  . . . .                     43.7          65.3
Assets held in separate accounts  . .                  8,569.0       8,268.2
                                        ----------------------     ---------

  Total assets  . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
 Policy reserves  . . . . . . . . . .                $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable . . . . . . . . . . . . . .                     97.8          67.3
 Other general account obligations  .                    207.4         219.0
 Transfers from separate account, net                   (229.6)       (221.6)
 Asset valuation reserve  . . . . . .                     19.3          23.1
 Obligations related to separate
  accounts. . . . . . . . . . . . . .                  8,562.1       8,261.6
                                        ----------------------     ---------
  Total obligations . . . . . . . . .                 10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares . . . . .                      2.5           2.5
 Paid-in capital  . . . . . . . . . .                    572.4         572.4
 Unassigned deficit . . . . . . . . .                   (163.4)       (177.9)
                                        ----------------------     ---------
 Total stockholder's equity . . . . .                    411.5         397.0
                                        ----------------------     ---------

  Total obligations and stockholder's
   equity . . . . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========


See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       -------------------  -----------------
                                         2000      1999      2000       1999
                                       ---------  --------  --------  ---------
                                                   (IN MILLIONS)
INCOME
Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======


See condensed notes to the financial
statements (unaudited).


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                           -----------------
                                                            2000       1999
                                                           --------  ----------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums  . . . . . . . . . . . . . . . . . .   $ 495.7    $ 452.0
 Net investment income . . . . . . . . . . . . . . . . .      75.2       60.5
 Benefits to policyholders and beneficiaries . . . . . .    (167.9)    (274.6)
Dividends paid to policyholders  . . . . . . . . . . . .     (13.0)     (12.6)
Insurance expenses and taxes . . . . . . . . . . . . . .    (174.4)    (195.0)
Net transfers to separate accounts . . . . . . . . . . .    (254.7)    (343.7)
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     257.1      289.9
                                                           -------    -------
  Net cash provided from operations  . . . . . . . . . .     218.0      (23.5)
                                                           -------    -------

Cash flows used in investing activities:
 Bond purchases  . . . . . . . . . . . . . . . . . . . .    (305.5)    (143.7)
 Bond sales  . . . . . . . . . . . . . . . . . . . . . .     128.1       41.3
 Bond maturities and scheduled redemptions . . . . . . .      36.6       38.9
 Bond prepayments  . . . . . . . . . . . . . . . . . . .       7.9        8.0
 Stock purchases . . . . . . . . . . . . . . . . . . . .      (1.9)      (0.2)
 Proceeds from stock sales . . . . . . . . . . . . . . .       1.4        3.6
 Real estate purchases . . . . . . . . . . . . . . . . .      (0.1)      (1.5)
 Real estate sales . . . . . . . . . . . . . . . . . . .       0.0       17.9
 Other invested assets purchases . . . . . . . . . . . .      (2.0)      (4.5)
 Proceeds from the sale of other invested assets . . . .       0.0        0.0
 Mortgage loans issued . . . . . . . . . . . . . . . . .     (49.7)     (39.4)
 Mortgage loan repayments  . . . . . . . . . . . . . . .      14.5       11.4
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities  . . . . . . . .    (186.5)       6.9
                                                           -------    -------

Cash flows from financing activities:
 Net increase (decrease) in short-term note payable  . .      (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities  . . . . .      (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
   investments . . . . . . . . . . . . . . . . . . . . .      31.5      (27.3)

Cash and temporary cash investments at beginning of year     250.1       19.9
                                                           -------    -------

  Cash and temporary cash investments at the end of
   period. . . . . . . . . . . . . . . . . . . . . . . .   $ 281.6    $  (7.4)
                                                           =======    =======


See condensed notes to the financial statements
(unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY

                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999 . . . . . .    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                         2.3        2.3
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (3.1)      (3.1)
 Other reserves and adjustments  . . .                        (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999 . . . . . . .    $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000 . . . . . .    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution
 Net gain  . . . . . . . . . . . . . .                        16.8       16.8
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (2.0)      (2.0)
 Other reserves and adjustments  . . .                        (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000 . . . . . . .    $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======



See condensed notes to the financial
statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                YEAR ENDED DECEMBER 31,
                                                                 1999           1998
                                                               ---------      ---------
                                                                       (IN MILLIONS)

INCOME
Premiums ...................................................   $  1,272.3
Net investment income--Note 3 ..............................        136.0       122.8
Other, net .................................................        605.4       618.1
                                                                 --------    --------
                                                                  1,692.2     2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries ................        349.9       301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries .........................        888.8     1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 ...........................        314.4       274.2
State and miscellaneous taxes ..............................         20.5        28.1
                                                                 --------    --------
                                                                  1,573.6     1,963.9
                                                                             --------
 Gain from operations before federal income
 taxes and net realized capital losses .....................        118.6        49.3
Federal income taxes--Note 1 ...............................         42.9        33.1
                                                                 --------    --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES ...         75.7        16.2
Net realized capital losses--Note 4 ........................         (1.7)       (0.6)
                                                                 --------    --------
  NET INCOME ...............................................         74.0        15.6

Unassigned deficit at beginning of year ....................        (49.2)      (58.3)
Net unrealized capital losses and other adjustments--Note 4          (3.8)       (6.0)
Other reserves and adjustments--Note 10 ....................       (198.9)       (0.5)
                                                                 --------    --------

    UNASSIGNED DEFICIT AT END OF YEAR ......................   $   (177.9) $    (49.2)
                                                                 ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------
                                                       1999          1998
                                                       -------       --------
                                                                (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums . . . . . . . . . . . . . .
   Net investment income . . . . . . . . . . .          134.2      118.2
   Benefits to policyholders and beneficiaries  .     (321.6)    (275.5)
Dividends paid to policyholders . . . . . . . . .      (25.6)     (22.3)
Insurance expenses and taxes . . . . . . . . .        (344.8)    (296.9)
Net transfers to separate accounts  . . . . . . .     (705.3)    (874.4)
   Other, net . . . . . . . . . . . . . . . . . .       540.6      551.3
                                                    -------      -----------
  NET CASH PROVIDED FROM OPERATIONS . . . . . .         236.0      475.7
                                                    -------      -----------

Cash flows used in investing activities:
   Bond purchases . . . . . . . . . . . . . . . .     (240.7)    (618.8)
   Bond sales . . . . . . . . . . . . . . . . . .       108.3      340.7
   Bond maturities and scheduled redemptions  . .        78.4      111.8
   Bond prepayments . . . . . . . . . . . . . . .        18.7       76.5
   Stock purchases  . . . . . . . . . . . . . . .       (3.9)     (23.4)
   Proceeds from stock sales  . . . . . . . . . .         3.6        1.9
   Real estate purchases  . . . . . . . . . . . .       (2.2)      (4.2)
   Real estate sales  . . . . . . . . . . . . . .        17.8        2.1
   Other invested assets purchases  . . . . . . .       (4.5)        0.0
   Mortgage loans issued. . . . . . . . . . . . .      (70.7)    (145.5)
   Mortgage loan repayments . . . . . . . . . . .        25.3       33.2
   Other, net . . . . . . . . . . . . . . . . . .      (68.9)    (435.2)
                                                    -------      -----------
 NET CASH USED IN INVESTING ACTIVITIES . . . .        (138.8)    (660.9)
                                                    -------      -----------

Cash flows from financing activities:

   Capital contribution . . . . . . . . . . . . .       194.9
   Net (decrease) increase in short-term note
 payable. . . . . . . . . . . . . . . . . . .          (61.9)       61.9
                                                    -------      -----------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES  . .       133.0       61.9
                                                    -------      -----------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS                                             230.2

Cash and temporary cash investments at beginning
 of year. . . . . . . . . . . . . . . . . . . . .        19.9      143.2
                                                    -------      -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR. . . . . . . . . . . . . . . . . . . . .          250.1          $19.9
                                                    =======      ===========


The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                          -------       -------
                                                       (IN MILLIONS)


Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8





3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------
                                                      (IN MILLIONS)
Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense. . . . . . . . . . . . . .              1.7       2.4
Depreciation expense. . . . . . . . . . . .              0.6       0.8
Investment taxes. . . . . . . . . . . . . .              0.3       0.7
                                                      ------    ------
                                                       $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------
                                                       (IN MILLIONS)
Net gains from asset sales  . . . . . . . . . . .     (2.8)       7.6
Capital gains tax . . . . . . . . . . . . . . . .      0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .      0.9       (5.3)
                                                    ------     ------
Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)      (0.6)
                                                    ======     ======




Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                     ------     ------
                                                        (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)      (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)      (3.3)
                                                       ------    ------
Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)      (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:


                         --------------   --------------     ---------------    ---------
                         (IN MILLIONS)

December 31, 1999 . .
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.9          0.0                 0.1             5.8
Obligations of states
 and political
 subdivisions . . . .              2.2          0.1                 0.1             2.2
Debit securities
 issued by foreign
 governments. . . . .             13.9          0.8                 0.1            14.6
Corporate securities             964.9         13.0                59.4           918.5
Mortgage-backed
 securities . . . . .            229.4          0.5                 7.8           222.1
                              --------         -----              ------        --------

Total bonds . . . . .
                              ========         =====              ======        ========



December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .              5.1          0.1                 0.0             5.2
Obligations of states
 and political
 subdivisions . . . .              3.2          0.3                 0.0             3.5
Corporate securities             925.2         50.4                15.0           960.6
Mortgage-backed
 securities . . . . .            252.3         10.0                 0.1            262.2
                              --------         -----              ------        --------

Total bonds . . . . .                                              15.1
                              ========         =====              ======        ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      FAIR
                                                          VALUE      VALUE
                                                        --------   ---------
                                                          (IN MILLIONS)
Due in one year or less. . . . . . . . . . . . . .    $  58.5           58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------        ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------        ---------
                                                       $1,216.3
                                                     ========        =========


  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION

Apartments. . . . . . . .       $112.1      East North Central  $  71.3
Hotels. . . . . . . . . .         11.3      East South Central      7.4
Industrial. . . . . . . .         66.0      Middle Atlantic        28.5
Office buildings. . . . .         86.4      Mountain               21.0
Retail. . . . . . . . . .         25.5      New England            37.5
Agricultural. . . . . . .         99.6      Pacific               111.1
Other . . . . . . . . . .         32.2      South Atlantic         87.6

                                            West North Central     16.6

                                            West South Central     48.6


                                            Other                   3.5
                                                                 ------


                                $433.1                           $433.1
                                                                 ======




  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:



 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)
                                                   ------------------
 NOTIONAL AMOUNTS                             1999                               1998
                                                             FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------    ---------
                                          (IN MILLIONS)
Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0        $0.6        $0.6               $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0          --        11.5                   --
Interest rate cap
 agreements              239.4    89.4         5.6        5.6                   3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8          --        (1.6)                  --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                                DECEMBER 31, 1999   PERCENT
                                                ----------------   ------
                                                        (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8           0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
                                                                     --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
                                                                    --------


Total annuity reserves and deposit liabilities       $2,673.4         100.0%
                                                                   ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                               DECEMBER 31,
                                        1999          1998
      ---------------                                 ---------------------
                         CARRYING        FAIR       CARRYING         FAIR
                           AMOUNT        VALUE        AMOUNT         VALUE
      ---------
                                              (IN MILLIONS)

ASSETS
   Bonds--Note 6. . . . .
   Preferred stocks--Note
 6. . . . . . . . . . . .      35.9       35.9       36.5              36.5
   Common stocks--Note 6.       3.2        3.2        3.1               3.1
   Mortgage loans on real
 estate--Note 6. . . . .      433.1      421.7      388.1             401.3
   Policy loans--Note 1.      172.1      172.1      137.7             137.7
   Cash items--Note 1. .      250.1      250.1       19.9              19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8. . . . .
   Futures contracts. . .       0.6        0.6      (0.5)             (0.5)
   Interest rate swaps. .        --       11.5         --            (17.7)
   Currency rate swaps. .        --      (1.6)         --             (3.3)
   Interest rate caps. .        5.6        5.6        3.1               3.1


LIABILITIES
   Commitments--Note 10.         --       19.4         --              32.1



  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 2000


                                                   INTERNATIONAL
                         LARGE CAP      ACTIVE        EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX          GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                        ------------  -----------  -------------  --------------
ASSETS
Cash  . . . . . . . .   $         --  $        --   $        --    $         --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value  .    139,955,553   35,417,027    34,419,184      38,614,519
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --              --
Receivable from:
 John Hancock Variable
  Series Trust I  . .          8,252      209,538        63,374               0
 M Fund Inc.  . . . .             --           --            --              --
                        ------------  -----------   -----------    ------------
Total assets  . . . .    139,963,805   35,626,565    34,482,558      38,614,519
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .          1,113          213           286             354
 M Fund Inc.  . . . .             --           --            --              --
Asset charges payable             --           --            --              --
                        ------------  -----------   -----------    ------------
Total liabilities . .          1,113          213           286             354
                        ------------  -----------   -----------    ------------
Net assets  . . . . .   $139,962,692  $35,626,352   $34,482,272    $ 38,614,165
                        ============  ===========   ===========    ============




                             GLOBAL      MID CAP     LARGE CAP       MONEY
                            BALANCED     GROWTH        VALUE         MARKET
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------  -----------  -----------    ----------
ASSETS
Cash . . . . . . . . . .   $       --  $        --  $        --   $         --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    5,203,893   66,875,138   30,925,488    106,126,654
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .          --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .       11,430            0       40,214         55,584
 M Fund Inc. . . . . . .           --           --           --             --
                           ----------  -----------  -----------   ------------
Total assets . . . . . .    5,215,323   66,875,138   30,965,702    106,182,238
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company           48          604          267          2,853
 M Fund Inc. . . . . . .           --           --           --             --
Asset charges payable . .          --           --           --             --
                           ----------  -----------  -----------   ------------
Total liabilities . . . .          48          604          267          2,853
                           ----------  -----------  -----------   ------------
Net assets . . . . . . .   $5,215,275  $66,874,534  $30,965,435   $106,179,385
                           ==========  ===========  ===========   ============



See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 JUNE 30, 2000


                          MID CAP             SMALL/MIDCAP           REAL ESTATE     GROWTH &
                           VALUE                 GROWTH                EQUITY         INCOME
                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT     SUBACCOUNT
                         ----------           ------------           -----------   -----------
ASSETS
Cash. . . . . . . . .   $         --              $              --  $        --   $         --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value. .     20,720,541                      9,664,300   19,827,328    209,587,121
Investments in shares
 of portfolios of M
 Fund Inc., at value.             --                             --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         14,784                             --           --        141,635
 M Fund Inc.. . . . .             --                             --           --             --
                        ------------  -----------------------------  -----------   ------------
Total assets. . . . .     20,735,325                      9,664,300   19,827,328    209,728,756
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .            189                             93          160          2,206
 M Fund Inc.. . . . .             --                             --           --             --
Asset charges payable             --                             --           --             --
                        ------------  -----------------------------  -----------   ------------
Total liabilities . .            189                             93          160          2,206
                        ------------  -----------------------------  -----------   ------------
Net assets. . . . . .   $ 20,735,136              $       9,664,207  $19,827,168   $209,726,550
                        ============  =============================  ===========   ============




                                                                          SHORT-TERM                    SMALL CAP    INTERNATIONAL
                                                    MANAGED                  BOND                         VALUE      OPPORTUNITIES
                                                  SUBACCOUNT              SUBACCOUNT                   SUBACCOUNT     SUBACCOUNT
                                                  ----------              ----------                   ----------    -------------
ASSETS
Cash. . . . . . . . . . . . . . . . . . . .          $         --            $           --            $        --    $        --
Investments in shares of portfolios of John
 Hancock Variable Series
 Trust I, at value. . . . . . . . . . . . .           129,010,254                14,876,205             23,028,226     40,698,659
Investments in shares of portfolios of M
 Fund Inc., at value. . . . . . . . . . . .                    --                        --                     --             --
Receivable from:
 John Hancock Variable Series Trust I . . .               306,228                    76,873                 29,212         32,651
 M Fund Inc.. . . . . . . . . . . . . . . .                    --                        --                     --             --
                                              -------------------  ------------------------            -----------    -----------
Total assets. . . . . . . . . . . . . . . .           129,316,482                14,953,078             23,057,438     40,731,310
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company . . . . . . . . . . . . . . . . .                 1,865                        88                    231            358
 M Fund Inc.. . . . . . . . . . . . . . . .                    --                        --                     --             --
Asset charges payable . . . . . . . . . . .                    --                        --                     --             --
                                              -------------------  ------------------------            -----------    -----------
Total liabilities . . . . . . . . . . . . .                 1,865                        88                    231            358
                                              -------------------  ------------------------            -----------    -----------
Net assets. . . . . . . . . . . . . . . . .          $129,314,617            $   14,952,990            $23,057,207    $40,730,952
                                              ===================  ========================            ===========    ===========



See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 JUNE 30, 2000


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  ----------     ----------
ASSETS
Cash . . . . . . . . .   $         --  $       --  $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value . .    172,410,513   6,753,777   19,350,682     24,763,277
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --           --             --
Receivable from: . . .             --          --
 John Hancock Variable
  Series Trust I . . .        108,870      29,165           --             --
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    172,519,383   6,782,942   19,350,682     24,763,277
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .          1,345          67          115            126
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable.             --          --           --             --
                         ------------  ----------  -----------    -----------
Total liabilities. . .          1,345          67          115            126
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $172,518,038  $6,782,875  $19,350,567    $24,763,151
                         ============  ==========  ===========    ===========




                                                     FRONTIER      CLIFTON     EMERGING                 INTERNATIONAL
                                                     CAPITAL      ENHANCED     MARKETS                  OPPORTUNITIES
                                                   APPRECIATION  U.S. EQUITY    EQUITY                       II
                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT                 SUBACCOUNT
                                                   ------------  -----------  ----------                -------------
ASSETS
Cash . . . . . . . . . . . . . . . . . . . . . .   $        --   $       --   $       --   $                                    --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value . . .    21,071,755    9,661,917    6,102,393                                 1,310,825
Investments in shares of portfolios of M Fund
 Inc., at value. . . . . . . . . . . . . . . . .            --           --           --                                        --
Receivable from:
 John Hancock Variable Series Trust I. . . . . .            --           --           --                                       909
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --                                        --
                                                   -----------   ----------   ----------   ---------------------------------------
Total assets . . . . . . . . . . . . . . . . . .    21,071,755    9,661,917    6,102,393                                 1,311,734
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance Company. .           112           43           58                                        16
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --                                        --
Asset charges payable. . . . . . . . . . . . . .            --           --           --                                        --
                                                   -----------   ----------   ----------   ---------------------------------------
Total liabilities. . . . . . . . . . . . . . . .           112           43           58                                        16
                                                   -----------   ----------   ----------   ---------------------------------------
Net assets . . . . . . . . . . . . . . . . . . .   $21,071,643   $9,661,874   $6,102,235   $                             1,311,718
                                                   ===========   ==========   ==========   =======================================



See accompany notes.

                      OHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 JUNE 30, 2000


                                                          HIGH             FUNDAMENTAL
                           BOND     SMALL/MID            YIELD               MID CAP
                          INDEX      CAP CORE             BOND               GROWTH
                        SUBACCOUNT  SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                        ----------  ----------         ----------          -----------
ASSETS
Cash. . . . . . . . .   $       --  $       --           $            --    $     --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value. .    7,579,153   1,409,959                 4,035,963      20,405
Investments in shares
 of portfolios of M
 Fund Inc., at value.           --          --                        --
Receivable from:
 John Hancock Variable
  Series Trust I. . .       41,425       2,129                    27,597          --
 M Fund Inc.. . . . .           --          --                        --
                        ----------  ----------  ------------------------    --------
Total assets. . . . .    7,620,578   1,412,088                 4,063,560      20,405
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .           69          13                        37          --
 M Fund Inc.. . . . .           --          --                        --          --
Asset charges payable           --          --                        --          --
                        ----------  ----------  ------------------------    --------
Total liabilities . .           69          13                        37          --
                        ----------  ----------  ------------------------    --------
Net assets. . . . . .   $7,620,509  $1,412,075           $     4,063,523    $`20,405
                        ==========  ==========  ========================    ========




                                       NEW       FIDELITY    FIDELITY
                         AIM V.I.   DISCOVERY      VIP        VIP II       TEMPLETON
                          VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------   -------------
ASSETS
Cash. . . . . . . . .    $    --     $     --    $    --     $    --       $     --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     99,180      322,881     20,127      79,989        150,853
Investments in shares
 of portfolios of M
 Fund Inc., at value.         --           --         --          --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         --           --         --          --             --
 M Fund Inc.. . . . .         --           --         --          --             --
                         -------     --------    -------     -------       --------
Total assets. . . . .     99,180      322,881     20,127      79,989        150,853
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .          1            2         --           1              1
 M Fund Inc.. . . . .         --           --         --          --             --
Asset charges payable         --           --         --          --             --
                         -------     --------    -------     -------       --------
Total liabilities . .          1            2         --           1              1
                         -------     --------    -------     -------       --------
Net assets. . . . . .    $99,179     $322,879    $20,127     $79,988       $150,852
                         =======     ========    =======     =======       ========



See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                       LARGE CAP GROWTH SUBACCOUNT
                                                  ---------------------------------------
                                                     2000          1999          1998
                                                  ------------  ------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   151,072   $17,558,034   $ 6,312,073
 M Fund Inc.  . . . . . . . . . . . . . . . . .            --            --            --
                                                  -----------   -----------   -----------
Total investment income . . . . . . . . . . . .       151,072    17,558,034     6,312,073
Expenses:
 Mortality and expense risks  . . . . . . . . .       225,388       324,595       168,652
                                                  -----------   -----------   -----------
Net investment income (loss)  . . . . . . . . .       (74,316)   17,233,439     6,143,421
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     2,734,096     5,003,007     1,750,881
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     4,426,209    (2,053,672)    8,041,022
                                                  -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     7,160,305     2,949,335     9,791,903
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $ 7,085,989   $20,182,774   $15,935,324
                                                  ===========   ===========   ===========
                                                          ACTIVE BOND SUBACCOUNT
                                                  --------------------------------------
                                                     2000          1999           1998
                                                  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $ 1,067,381   $ 2,851,613    $2,190,901
 M Fund Inc.  . . . . . . . . . . . . . . . . .            --            --            --
                                                  -----------   -----------    ----------
Total investment income . . . . . . . . . . . .     1,067,381     2,851,613     2,190,901
Expenses:
 Mortality and expense risks  . . . . . . . . .        51,193       126,407        93,556
                                                  -----------   -----------    ----------
Net investment income (loss)  . . . . . . . . .     1,016,188     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .      (874,542)   (1,391,910)      185,230
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       952,272    (1,837,190)     (378,058)
                                                  -----------   -----------    ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .        77,730    (3,229,100)     (192,828)
                                                  -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $ 1,093,918   $  (503,894)   $1,904,517
                                                  ===========   ===========    ==========




                                                  INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                      2000          1999         1998         2000          1999          1998
                                                  -------------  -----------  -----------  ------------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   296,545    $  936,475   $1,930,710   $        --   $ 3,697,955   $       --
 M Fund Inc.  . . . . . . . . . . . . . . . . .            --            --           --            --            --           --
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Total investment income (loss)  . . . . . . . .       296,545       936,475    1,930,710            --     3,697,955           --
Expenses:
 Mortality and expense risks  . . . . . . . . .        62,937        81,058       45,651        72,582        60,221       22,593
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net investment income (loss)  . . . . . . . . .       233,608       855,417    1,885,059       (72,582)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains . . . . . . . . . . . . . .     1,515,308       753,750      152,030     4,544,105     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    (3,395,800)    4,871,167       78,480    (3,503,834)    3,920,455    1,070,805
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    (1,880,492)    5,624,917      230,510     1,040,271     6,469,399    1,129,534
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $(1,646,884)   $6,480,334   $2,115,569   $   967,689   $10,107,133   $1,106,941
                                                  ===========    ==========   ==========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                             GLOBAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                        -------------------------------------  --------------------------------------
                          2000         1999          1998          2000          1999          1998
                        ----------  -----------  ------------  -------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  63,243   $  372,766   $    185,760  $         --   $ 6,491,783   $1,114,374
 M Fund Inc.  . . . .          --           --             --            --            --           --
                        ---------   ----------   ------------  ------------   -----------   ----------
Total investment
 income . . . . . . .      63,243      372,766        185,760            --     6,491,783    1,114,374
Expenses:
 Mortality and expense
  risks . . . . . . .       8,184       13,792          9,687       135,550       102,248       26,123
                        ---------   ----------   ------------  ------------   -----------   ----------
Net investment income
 (loss) . . . . . . .      55,059      358,974        176,073      (135,550)    6,389,535    1,088,251
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (123,229)      15,640         24,206     8,716,345     5,188,018      599,619
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (109,231)    (173,912)       147,461   (13,790,389)   15,078,681    1,184,263
                        ---------   ----------   ------------  ------------   -----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (232,460)    (158,272)       171,667   (5,074,044)    20,266,699    1,783,882
                        ---------   ----------   ------------  ------------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(177,401)  $  200,702   $    347,740  $(5,209,594)   $26,656,234   $2,872,133
                        =========   ==========   ============  ============   ===========   ==========




                            LARGE CAP VALUE SUBACCOUNT              MONEY MARKET SUBACCOUNT
                        -------------------------------------  ----------------------------------
                          2000          1999          1998        2000        1999         1998
                        -----------  ------------  ----------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 329,521    $ 1,809,072   $  797,874  $2,267,940  $3,279,928   $1,854,829
 M Fund Inc.  . . . .          --             --           --          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Total investment
 income . . . . . . .     329,521      1,809,072      797,874   2,267,940   3,279,928    1,854,829
Expenses:
 Mortality and expense
  risks . . . . . . .      51,584         88,877       41,415     158,685     291,398      167,813
                        ---------    -----------   ----------  ----------  ----------   ----------
Net investment income     277,937      1,720,195      756,459   2,109,255   2,988,530    1,687,016
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (232,676)       705,454      330,827          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (596,463)    (2,181,112)     145,355          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (829,139)    (1,475,658)     476,182          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(551,202)   $   244,537   $1,232,641  $2,109,255  $2,988,530   $1,687,016
                        =========    ===========   ==========  ==========  ==========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                        MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  ------------------------------------   ----------------------------------------
                                                     2000        1999         1998          2000          1999            1998
                                                  ----------  -----------  ------------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   45,440  $  110,190   $   120,469   $       --   $  1,421,656    $    142,469
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --          --            --           --             --              --
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Total investment income (loss)  . . . . . . . .       45,440     110,190       120,469           --      1,421,656         142,469
Expenses:
 Mortality and expense risks  . . . . . . . . .       39,462      68,611        45,020       18,930         32,995          34,432
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net investment income (loss)  . . . . . . . . .        5,978      41,579        75,449      (18,930)     1,388,661         108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .      783,358    (860,332)     (538,516)    (567,320)        13,375         232,246
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      289,049   1,757,919      (830,390)   1,251,426     (1,001,208)        236,333
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    1,072,407     897,587    (1,368,906)     684,106       (987,833)        468,579
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $1,078,385  $  939,166   $(1,293,457)  $  665,176   $    400,828    $    576,616
                                                  ==========  ==========   ===========   ==========   ============    ============




                                                      REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                  -------------------------------------   ---------------------------------------
                                                     2000        1999          1998          2000          1999           1998
                                                  -----------  ----------  -------------  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  324,574   $ 544,845   $    305,783   $ 1,040,920   $23,565,679    $ 9,266,175
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --          --             --            --            --             --
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Total investment income . . . . . . . . . . . .      324,574     544,845        305,783     1,040,920    23,565,679      9,266,175
Expenses:
 Mortality and expense risks  . . . . . . . . .       20,547      29,468         22,716       442,927       715,377        290,361
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net investment income . . . . . . . . . . . . .      304,027     515,377        283,067       597,993    22,850,302      8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .       (9,406)   (735,504)      (454,979)    1,331,371     6,207,253      2,061,212
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,465,596      80,925       (698,676)   (3,257,862)   (5,814,839)     7,759,307
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    1,456,190    (654,579)    (1,153,655)   (1,926,491)      392,414      9,820,519
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $1,760,217   $(139,202)  $   (870,588)  $(1,328,498)  $23,242,716    $18,796,333
                                                  ==========   =========   ============   ===========   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                 MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        -------------------------------------  ------------------------------------
                           2000         1999          1998        2000          1999         1998
                        -----------  ------------  ----------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $1,918,560   $11,251,980   $3,606,186  $   433,130   $  957,614    $ 977,164
 M Fund Inc.  . . . .           --            --           --           --           --           --
                        ----------   -----------   ----------  -----------   ----------    ---------
Total investment
 income . . . . . . .    1,918,560    11,251,980    3,606,186      433,130      957,614      977,164
Expenses:
 Mortality and expense
  risks . . . . . . .      340,006       495,544      121,905       19,435       50,128       50,947
                        ----------   -----------   ----------  -----------   ----------    ---------
Net investment income    1,578,554    10,756,436    3,484,281      413,695      907,486      926,217
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     (259,619)    2,233,258      278,186     (190,959)    (441,667)      24,740
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (110,575)   (6,419,069)   1,791,231      169,777      (85,754)    (136,999)
                        ----------   -----------   ----------  -----------   ----------    ---------
Net realized and
 unrealized gain
 (loss) on investments    (370,194)   (4,185,811)   2,069,417      (21,182)    (527,421)    (112,259)
                        ----------   -----------   ----------  -----------   ----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $1,208,360   $ 6,570,625   $5,553,698  $   392,513   $  380,065    $ 813,958
                        ==========   ===========   ==========  ===========   ==========    =========




                                                                 INTERNATIONAL OPPORTUNITIES
                            SMALL CAP VALUE SUBACCOUNT                   SUBACCOUNT
                        ----------------------------------   ------------------------------------
                          2000        1999         1998         2000          1999         1998
                        ---------  -----------  -----------  ------------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 183,706  $  409,324   $   47,350   $   147,896   $2,096,195   $  103,399
 M Fund Inc.  . . . .          --          --           --            --           --           --
                        ---------  ----------   ----------   -----------   ----------   ----------
Total investment
 income . . . . . . .     183,706     409,324       47,350       147,896    2,096,195      103,399
Expenses:
 Mortality and expense
  risks . . . . . . .      42,741      64,613       33,335        70,749       90,191       50,003
                        ---------  ----------   ----------   -----------   ----------   ----------
Net investment income     140,965     344,711       14,015        77,147    2,006,004       53,396
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      45,176    (979,002)      (9,919)    2,289,932    1,907,809      191,495
 Net unrealized
  appreciation
  (depreciation)
  during the period .     151,771     325,684     (523,693)   (3,683,990)   3,818,953    1,108,416
                        ---------  ----------   ----------   -----------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments    196,947    (653,318)    (533,612)   (1,394,058)   5,726,762    1,299,911
                        ---------  ----------   ----------   -----------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 337,912  $ (308,607)  $ (519,597)  $(1,316,911)  $7,732,766   $1,353,307
                        =========  ==========   ==========   ===========   ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                              EQUITY INDEX SUBACCOUNT               GLOBAL BOND SUBACCOUNT
                        -------------------------------------  ----------------------------------
                           2000          1999         1998        2000         1999         1998
                        ------------  -----------  ----------  -----------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   896,990   $ 5,839,023  $1,337,750  $  111,426   $  460,088    $303,545
 M Fund Inc.  . . . .            --            --          --          --           --          --
                        -----------   -----------  ----------  ----------   ----------    --------
Total investment
 income . . . . . . .       896,990     5,839,023   1,337,750     111,426      460,088     303,545
Expenses:
 Mortality and expense
  risks . . . . . . .       289,729       335,573     126,021      15,928       35,321      19,894
                        -----------   -----------  ----------  ----------   ----------    --------
Net investment income       607,261     5,503,450   1,211,729      95,498      424,767     283,651
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     3,352,907     7,681,081     691,270    (278,305)    (204,675)     81,659
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (4,597,742)    4,678,509   6,098,919     387,581     (433,526)     43,608
                        -----------   -----------  ----------  ----------   ----------    --------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (1,244,835)   12,359,590   6,790,189     109,276     (638,201)    125,267
                        -----------   -----------  ----------  ----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (637,574)  $17,863,040  $8,001,918  $  204,774   $ (213,434)   $408,918
                        ===========   ===========  ==========  ==========   ==========    ========




                                                                 BRANDES INTERNATIONAL
                          TURNER CORE GROWTH SUBACCOUNT            EQUITY SUBACCOUNT
                        ----------------------------------  --------------------------------
                           2000          1999       1998       2000        1999        1998
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   221,603   $1,349,358  $     --  $  306,598  $  549,978   $     --
 M Fund Inc.  . . . .            --           --    84,940          --          --    358,080
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .       221,603    1,349,358    84,940     306,598     549,978    358,080
Expenses:
 Mortality and expense
  risks . . . . . . .        38,241       33,920     7,737      28,784      34,297     14,434
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income       183,362    1,315,438    77,203     277,814     515,681    343,646
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .     2,411,545    1,038,462   156,278     181,342     507,727     89,337
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (1,758,048)   1,626,646   562,620     784,685   3,486,097     91,915
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain on
 investments. . . . .       653,497    2,665,108   718,898     966,027   3,993,824    181,252
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   836,859   $3,980,546  $796,101  $1,243,841  $4,509,505   $524,898
                        ===========   ==========  ========  ==========  ==========   ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                           FRONTIER CAPITAL APPRECIATION      CLIFTON ENHANCED U.S. EQUITY
                                    SUBACCOUNT                         SUBACCOUNT
                        -----------------------------------   ------------------------------
                           2000          1999       1998        2000        1999       1998
                        ------------  ----------  ----------  ----------  --------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   565,927   $  487,465  $      --   $ 253,050   $532,067   $     --
 M Fund Inc.  . . . .            --           --     34,738          --         --     72,302
                        -----------   ----------  ---------   ---------   --------   --------
Total investment
 income . . . . . . .       565,927      487,465     34,738     253,050    532,067     72,302
Expenses:
 Mortality and expense
  risks . . . . . . .        32,774       37,471     24,841      11,633     13,930      4,069
                        -----------   ----------  ---------   ---------   --------   --------
Net investment income       533,153      449,994      9,897     241,417    518,137     68,233
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     3,686,537      624,068   (445,752)    105,370    264,436     87,723
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,068,274)   3,431,408    432,064    (545,352)   151,562     89,677
                        -----------   ----------  ---------   ---------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    1,618,263    4,055,476    (13,688)   (439,982)   415,998    177,400
                        -----------   ----------  ---------   ---------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 2,151,416   $4,505,470  $  (3,791)  $(198,565)  $934,135   $245,633
                        ===========   ==========  =========   =========   ========   ========




                                EMERGING MARKETS EQUITY             INTERNATIONAL OPPORTUNITIES II
                                      SUBACCOUNT                              SUBACCOUNT
                        ---------------------------------------   ----------------------------------
                            2000           1999        1998*        2000         1999        1998*
                        --------------  -----------  -----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $           --  $   137,724  $      522   $  14,069   $    6,063   $      491
 M Fund Inc.  . . . .              --            --          --          --           --           --
                        -------------   -----------  ----------   ---------   ----------   ----------
Total investment
 income . . . . . . .              --       137,724         522      14,069        6,063          491
Expenses:
 Mortality and expense
  risks . . . . . . .          12,643         5,465         387       2,617        1,859          339
                        -------------   -----------  ----------   ---------   ----------   ----------
Net investment income
 (loss) . . . . . . .         (12,643)      132,259         135      11,452        4,204          152
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .        (101,200)      663,998     (45,975)     20,107       82,873      (21,835)
 Net unrealized
  appreciation
  (depreciation)
  during the period .        (287,458)      432,248       2,289     (56,174)      47,295        4,812
                        -------------   -----------  ----------   ---------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments       (388,658)    1,096,246     (43,686)    (36,067)     130,168      (17,023)
                        -------------   -----------  ----------   ---------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $    (401,301)  $ 1,228,505  $  (43,551)  $ (24,615)  $  134,372   $  (16,871)
                        =============   ===========  ==========   =========   ==========   ==========


---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                                    SMALL/MID
                                  BOND INDEX                         CAP CORE
                                  SUBACCOUNT                        SUBACCOUNT
                        -------------------------------   ------------------------------
                          2000       1999       1998*       2000       1999       1998*
                        ---------  ----------  ---------  ---------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $206,555   $ 140,772   $ 23,842   $  2,253   $ 54,784    $     --
 M Fund Inc.  . . . .         --          --         --         --         --          --
                        --------   ---------   --------   --------   --------    --------
Total investment
 income . . . . . . .    206,555     140,772     23,842      2,253     54,784          --
Expenses:
 Mortality and expense
  risks . . . . . . .     12,909      10,636        937      2,315      2,073         535
                        --------   ---------   --------   --------   --------    --------
Net investment income
 (loss) . . . . . . .    193,646     130,136     22,905        (62)    52,711        (535)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (54,090)   (104,174)     1,002     84,929     65,733     (25,196)
 Net unrealized
  appreciation
  (depreciation)
  during
  the period  . . . .     65,510     (78,192)   (10,217)   (10,858)   (10,735)     18,718
                        --------   ---------   --------   --------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments    11,420    (182,366)    (9,215)    74,071     54,998      (6,478)
                        --------   ---------   --------   --------   --------    --------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .   $205,066   $ (52,230)  $ 13,690   $ 74,009   $107,709    $ (7,013)
                        ========   =========   ========   ========   ========    ========




                                                                 FUNDAMENTAL
                                     HIGH YIELD BOND            MID CAP GROWTH
                                       SUBACCOUNT                 SUBACCOUNT
                             --------------------------------   --------------
                               2000        1999       1998*          2000
                             ----------  ----------  --------  ----------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I . . . . .   $ 163,403   $ 352,641   $ 88,721        $ --
 M Fund Inc. . . . . . . .          --          --         --          --
                             ---------   ---------   --------        ----
Total investment income  .     163,403     352,641     88,721          --
Expenses:
 Mortality and expense
  risks. . . . . . . . . .       7,445      12,206      1,962           1
                             ---------   ---------   --------        ----
Net investment income
 (loss). . . . . . . . . .     155,958     340,435     86,759         (1)
Net realized and unrealized
 gain (loss) on
 investments:
 Net realized gains
  (losses) . . . . . . . .    (100,732)     42,365     64,824          --
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .    (131,236)   (139,659)   149,416         877
                             ---------   ---------   --------        ----
Net realized and unrealized
 gain (loss) on investments   (231,968)    (97,294)   214,240         877
                             ---------   ---------   --------        ----
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $ (76,010)  $ 243,141   $300,999        $876
                             =========   =========   ========        ====


---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                       NEW       FIDELITY
                         AIM V.I.   DISCOVERY     VIP II     FIDELITY      TEMPLETON
                          VALUE       SERIES    CONTRAFUND  VIP GROWTH   INTERNATIONAL
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------   -------------
                           2000        2000        2000        2000          2000
                        ----------  ----------  ----------  ----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $    --     $    --     $    --     $   --         $   --
 M Fund Inc.  . . . .         --          --          --         --             --
                         -------     -------     -------     ------         ------
Total investment
 income . . . . . . .         --          --          --         --             --
Expenses:
 Mortality and expense
  risks . . . . . . .         33          84           6         32             17
                         -------     -------     -------     ------         ------
Net investment income
 (loss) . . . . . . .        (33)        (84)         (6)       (32)           (17)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     (2,026)          6      (3,386)         7            612
 Net unrealized
  appreciation
  (depreciation)
  during
  the period  . . . .     (2,289)     28,003         134      4,523          2,513
                         -------     -------     -------     ------         ------
Net realized and
 unrealized gain
 (loss) on investments    (4,315)     28,009      (3,252)     4,530          3,125
                         -------     -------     -------     ------         ------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .    $(4,348)    $27,925     $(3,258)    $4,498         $3,108
                         =======     =======     =======     ======         ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,


                                                LARGE CAP GROWTH SUBACCOUNT                     ACTIVE BOND SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $    (74,316)  $ 17,233,439   $  6,143,421   $  1,016,188   $  2,725,206    $  2,097,345
 Net realized gains (losses) . . . . .      2,734,096      5,003,007      1,750,881       (874,542)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .      4,426,209     (2,053,672)     8,041,022        952,272     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      7,085,989     20,182,774     15,935,324      1,093,918       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     52,259,426     75,667,981     29,859,648     14,410,782     74,595,720      38,567,292
 Net benefits to policyholders . . . .    (34,904,274)   (45,347,424)   (13,281,028)   (18,199,821)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     17,355,152     30,320,557     16,578,620     (3,789,039)     6,283,400      11,175,975
                                         ------------   ------------   ------------   ------------   ------------   -------------
Net increase (decrease) in net
 assets  . . . . . . . . . . . . . . .     24,441,141     50,503,331     32,513,944     (2,695,121)     5,779,506      13,080,492
Net assets at beginning of period  . .    115,521,551     65,018,220     32,504,276     38,321,473     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $139,962,692   $115,521,551   $ 65,018,220   $ 35,626,352   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============




                                           INTERNATIONAL EQUITY INDEX SUBACCOUNT            SMALL CAP GROWTH SUBACCOUNT
                                         -----------------------------------------   -----------------------------------------
                                             2000           1999          1998           2000           1999           1998
                                         -------------  -------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $    233,608   $    855,417   $ 1,885,059   $    (72,582)  $  3,637,734    $   (22,593)
 Net realized gains  . . . . . . . . .      1,515,308        753,750       152,030      4,544,105      2,548,944         58,729
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (3,395,800)     4,871,167        78,480     (3,503,834)     3,920,455      1,070,805
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (1,646,884)     6,480,334     2,115,569        967,689     10,107,133      1,106,941
From policyholder transactions:
 Net premiums from
  policyholders  . . . . . . . . . . .     42,506,597     53,332,374    10,034,119     58,788,952     52,637,861     12,088,047
 Net benefits to policyholders . . . .    (39,576,115)   (39,209,664)   (8,344,107)   (52,165,304)   (40,800,272)    (6,621,834)
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder transactions  . . .      2,930,482     14,122,710     1,690,012      6,632,648     11,837,589      5,466,213
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets . . . . . .      1,283,598     20,603,044     3,805,581      7,591,337     21,944,722      6,573,154
Net assets at beginning of period  . .     33,198,674     12,595,630     8,790,049     31,022,828      9,078,106      2,504,952
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net assets at end of period  . . . . .   $ 34,482,272   $ 33,198,674   $12,595,630   $ 38,614,165   $ 31,022,828    $ 9,078,106
                                         ============   ============   ===========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                               GLOBAL BALANCED SUBACCOUNT
                                        -----------------------------------------
                                            2000           1999          1998
                                        -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $     55,059   $    358,974   $   176,073
 Net realized gains (losses)  . . . .       (123,229)        15,640        24,206
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .       (109,231)      (173,912)      147,461
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .       (177,401)       200,702       347,740
From policyholder transactions:
 Net premiums from policyholders  . .      2,921,405      6,295,052     3,163,316
 Net benefits to policyholders  . . .     (2,120,585)    (5,007,225)   (1,882,974)
                                        ------------   ------------   -----------
Net increase in net assets resulting
 from policyholder transactions . . .        800,820      1,287,827     1,280,342
                                        ------------   ------------   -----------
Net increase in net assets  . . . . .        623,419      1,488,529     1,628,082
Net assets at beginning of period . .      4,591,856      3,103,327     1,475,245
                                        ------------   ------------   -----------
Net assets at end of period . . . . .   $  5,215,275   $  4,591,856   $ 3,103,327
                                        ============   ============   ===========
                                                  MID CAP GROWTH SUBACCOUNT
                                        ---------------------------------------------
                                            2000            1999             1998
                                        --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $    (135,550)  $   6,389,535    $   1,088,251
 Net realized gains (losses)  . . . .       8,716,345       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during                   (13,790,389)
  the period  . . . . . . . . . . . .   -------------      15,078,681        1,184,263
                                                        -------------    -------------
Net increase (decrease) in net assets      (5,209,594)     26,656,234        2,872,133
 resulting from operations  . . . . .
From policyholder transactions:
 Net premiums from policyholders  . .      65,255,866      65,183,285       11,323,614
 Net benefits to policyholders  . . .     (56,671,354)    (41,018,347)      (5,132,055)
                                        -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . .       8,584,512      24,164,938        6,191,559
                                        -------------   -------------    -------------
Net increase in net assets  . . . . .       3,374,918      50,821,172        9,063,692
Net assets at beginning of period . .      63,499,616      12,678,444        3,614,752
                                        -------------   -------------    -------------
Net assets at end of period . . . . .   $  66,874,534   $  63,499,616    $  12,678,444
                                        =============   =============    =============




                                               LARGE CAP VALUE SUBACCOUNT
                                        -----------------------------------------
                                            2000           1999          1998
                                        -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $    277,937   $  1,720,195   $   756,459
 Net realized gains (losses)  . . . .       (232,676)       705,454       330,827
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .       (596,463)    (2,181,112)      145,355
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .       (551,202)       244,537     1,232,641
From policyholder transactions:
 Net premiums from policyholders  . .     28,000,911     37,432,039    15,144,316
 Net benefits to policyholders  . . .    (23,591,191)   (27,199,179)   (4,937,583)
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .      4,409,720     10,232,860    10,206,733
                                        ------------   ------------   -----------
Net increase (decrease) in net assets      3,858,518     10,477,397    11,439,374
Net assets at beginning of period . .     27,106,917     16,629,520     5,190,146
                                        ------------   ------------   -----------
Net assets at end of period . . . . .   $ 30,965,435   $ 27,106,917   $16,629,520
                                        ============   ============   ===========
                                                   MONEY MARKET SUBACCOUNT
                                        ---------------------------------------------
                                            2000            1999             1998
                                        --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $   2,109,255   $   2,988,530    $   1,687,016
 Net realized gains (losses)  . . . .              --              --               --
 Net unrealized appreciation
  (depreciation) during                            --
  the period  . . . . . . . . . . . .   -------------              --               --
                                                        -------------    -------------
Net increase (decrease) in net assets       2,109,255       2,988,530        1,687,016
 resulting from operations  . . . . .
From policyholder transactions:
 Net premiums from policyholders  . .     485,999,845     890,376,545      340,377,358
 Net benefits to policyholders  . . .    (442,936,484)   (918,869,964)    (269,723,839)
                                        -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder               43,063,361
 transactions . . . . . . . . . . . .   -------------     (28,493,419)      70,653,519
                                                        -------------    -------------
Net increase (decrease) in net assets      45,172,616     (25,504,889)      72,340,535
Net assets at beginning of period . .      61,006,769      86,511,658       14,171,123
                                        -------------   -------------    -------------
Net assets at end of period . . . . .   $ 106,179,385   $  61,006,769    $  86,511,658
                                        =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                 MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         -----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $      5,978   $     41,579   $    75,449   $    (18,930)  $   1,388,661    $    108,037
 Net realized gains (losses) . . . . .        783,358       (860,332)     (538,516)      (567,320)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .        289,049      1,757,919      (830,390)     1,251,426      (1,001,208)        236,333
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      1,078,385        939,166    (1,293,457)       665,176         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders . . .     15,917,480     32,024,751    18,837,112      7,306,590      11,809,133       4,563,154
 Net benefits to policyholders . . . .    (15,399,262)   (29,579,995)   (7,855,945)    (8,233,390)     (9,775,543)     (6,481,542)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .        518,218      2,444,756    10,981,167       (926,800)      2,033,590      (1,918,388)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets       1,596,603      3,383,922     9,687,710       (261,624)      2,434,418      (1,341,772)
Net assets at beginning of period  . .     19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period  . . . . .   $ 20,735,136   $ 19,138,533   $15,754,611   $  9,664,207   $   9,925,831    $  7,491,413
                                         ============   ============   ===========   ============   =============    ============




                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                         -----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $    304,027   $    515,377   $   283,067   $    597,993   $  22,850,302    $  8,975,814
 Net realized gains (losses) . . . . .         (9,406)      (735,504)     (454,979)     1,331,371       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .      1,465,596         80,925      (698,676)    (3,257,862)     (5,814,839)      7,759,307
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      1,760,217       (139,202)     (870,588)    (1,328,498)     23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders . . .     33,616,441     22,699,314     6,964,604     43,866,020     196,639,863      60,975,616
 Net benefits to policyholders . . . .    (24,788,136)   (18,093,640)   (5,513,221)   (42,336,871)   (106,763,955)    (31,360,866)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions  . . .      8,828,305      4,605,674     1,451,383      1,529,149      89,875,908      29,614,750
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets . . . . . .     10,588,522      4,466,472       580,795        200,651     113,118,624      48,411,083
Net assets at beginning of period  . .      9,238,646      4,772,174     4,191,379    209,525,899      96,407,275      47,996,192
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period  . . . . .   $ 19,827,168   $  9,238,646   $ 4,772,174   $209,726,550   $ 209,525,899    $ 96,407,275
                                         ============   ============   ===========   ============   =============    ============


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                     MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                          -----------------------------------------   ------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income    . . . . . . .   $  1,578,554   $ 10,756,436   $ 3,484,281   $    413,695   $    907,486    $    926,217
 Net realized gains (losses)  . . . . .       (259,619)     2,233,258       278,186       (190,959)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . . .       (110,575)    (6,419,069)    1,791,231        169,777        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . . .      1,208,360      6,570,625     5,553,698        392,513        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders  . . .     22,089,393    113,292,872    21,019,273     14,314,278     41,259,110      27,490,588
 Net benefits to policyholders  . . . .    (19,693,945)   (34,219,380)   (8,281,600)   (11,482,789)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . .      2,395,448     79,073,492    12,737,673      2,831,489     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets .      3,603,808     85,644,117    18,291,371      3,224,002     (7,517,518)      6,770,351
Net assets at beginning of period . . .    125,710,809     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . .   $129,314,617   $125,710,809   $40,066,692   $ 14,952,990   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============




                                            SMALL CAP VALUE SUBACCOUNT                INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                  ----------------------------------------------   ---------------------------------------------
                                      2000            1999             1998            2000           1999             1998
                                  -------------  ---------------  ---------------  -------------  -------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income  . . . .   $    140,965   $      344,711   $       14,015   $     77,147   $  2,006,004    $        53,396
 Net realized gains (losses)  .         45,176         (979,002)          (9,919)     2,289,932      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . .        151,771          325,684         (523,693)    (3,683,990)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .        337,912         (308,607)        (519,597)    (1,316,911)     7,732,766          1,353,307
From policyholder transactions:
 Net premiums from policyholders    13,651,361       39,172,672       11,420,833     44,500,103     43,216,216         23,844,756
 Net benefits to policyholders      (9,715,462)     (30,591,417)      (4,363,378)   (33,987,289)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . .      3,935,899        8,581,255        7,057,455     10,512,814      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets  . .      4,273,811        8,272,648        6,537,858      9,195,903     12,576,519         12,922,976
Net assets at beginning of
 period . . . . . . . . . . . .     18,783,396       10,510,748        3,972,890     31,535,049     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period . .   $ 23,057,207   $   18,783,396   $   10,510,748   $ 40,730,952   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                   EQUITY INDEX SUBACCOUNT
                                         -------------------------------------------
                                             2000           1999            1998
                                         -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $    607,261   $   5,503,450   $  1,211,729
 Net realized gains (losses) . . . . .      3,352,907       7,681,081        691,270
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .     (4,597,742)      4,678,509      6,098,919
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       (637,574)     17,863,040      8,001,918
From policyholder transactions:
 Net premiums from policyholders . . .     60,696,851     225,994,914     60,690,933
 Net benefits to policyholders . . . .    (37,454,370)   (147,909,470)   (31,166,123)
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     23,242,481      78,085,444     29,524,810
                                         ------------   -------------   ------------
Net increase (decrease) in net assets      22,604,907      95,948,484     37,526,728
Net assets at beginning of period  . .     49,913,131      53,964,647     16,437,919
                                         ------------   -------------   ------------
Net assets at end of period  . . . . .   $ 72,518,038   $  49,913,131   $ 53,964,647
                                         ============   =============   ============
                                                   GLOBAL BOND SUBACCOUNT
                                         ------------------------------------------
                                             2000            1999           1998
                                         --------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $      95,498   $    424,767    $   283,651
 Net realized gains (losses) . . . . .        (278,305)      (204,675)        81,659
 Net unrealized appreciation
  (depreciation) during                        387,581
  the period . . . . . . . . . . . . .   -------------       (433,526)        43,608
                                                         ------------    -----------
Net increase (decrease) in net assets          204,774       (213,434)       408,918
 resulting from operations . . . . . .
From policyholder transactions:
 Net premiums from policyholders . . .       3,569,560     11,387,398      9,258,713
 Net benefits to policyholders . . . .      (5,829,975)   (10,615,019)    (3,008,341)
                                         -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder                (2,260,415)
 transactions. . . . . . . . . . . . .   -------------        772,379      6,250,372
                                                         ------------    -----------
Net increase (decrease) in net assets       (2,055,641)       558,945      6,659,290
Net assets at beginning of period  . .       8,838,516      8,279,571      1,620,281
                                         -------------   ------------    -----------
Net assets at end of period  . . . . .   $   6,782,875   $  8,838,516    $ 8,279,571
                                         =============   ============    ===========




                                                  TURNER CORE GROWTH SUBACCOUNT
                                            ------------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $    183,362   $ 1,315,438   $      77,203
 Net realized gains . . . . . . . . . . .      2,411,545     1,038,462         156,278
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . . . .     (1,758,048)    1,626,646         562,620
                                            ------------   -----------   -------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .        836,859     3,980,546         796,101
From policyholder transactions:
 Net premiums from policyholders  . . . .     22,340,884    23,098,524       4,779,974
 Net benefits to policyholders  . . . . .    (26,498,181)   (9,308,254)     (1,690,860)
                                            ------------   -----------   -------------
Net increase (decrease) in net assets
 resulting from policyholder transactions     (4,157,297)   13,790,270       3,089,114
                                            ------------   -----------   -------------
Net increase in net assets  . . . . . . .     (3,320,438)   17,770,816       3,885,215
Net assets at beginning of period . . . .     22,671,005     4,900,189       1,014,974
                                            ------------   -----------   -------------
Net assets at end of period . . . . . . .   $ 19,350,567   $22,671,005   $   4,900,189
                                            ============   ===========   =============
                                            BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ----------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $    277,814   $   515,681    $   343,646
 Net realized gains . . . . . . . . . . .        181,342       507,727         89,337
 Net unrealized appreciation
  (depreciation) during                          784,685
  the period  . . . . . . . . . . . . . .   ------------     3,486,097         91,915
                                                           -----------    -----------
Net increase in net assets resulting from      1,243,841     4,509,505        524,898
 operations . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . .      9,965,330    12,134,533      5,520,633
 Net benefits to policyholders  . . . . .     (3,861,316)   (5,569,496)    (2,041,375)
                                            ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions      6,104,014     6,565,037      3,479,258
                                            ------------   -----------    -----------
Net increase in net assets  . . . . . . .      7,347,855    11,074,542      4,004,156
Net assets at beginning of period . . . .     17,415,296     6,340,754      2,336,598
                                            ------------   -----------    -----------
Net assets at end of period . . . . . . .   $ 24,763,151   $17,415,296    $ 6,340,754
                                            ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                                                              CLIFTON ENHANCED U.S. EQUITY
                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT                   SUBACCOUNT
                                            ------------------------------------------   ---------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $     533,153   $    449,994   $     9,897   $   241,417   $   518,137    $    68,233
 Net realized gains (losses)  . . . . . .       3,686,537        624,068      (445,752)      105,370       264,436         87,723
 Net unrealized appreciation
  (depreciation) during the period  . . .      (2,068,274)     3,431,408       432,064      (545,352)      151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .       2,151,416      4,505,470        (3,791)     (198,565)      934,135        245,633
From policyholder transactions:
 Net premiums from policyholders  . . . .      16,538,331     25,135,447    13,982,031     6,521,334     6,480,741      3,031,309
 Net benefits to policyholders  . . . . .     (14,603,126)   (22,331,613)   (9,695,520)   (3,399,109)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       1,935,205      2,803,834     4,286,511     3,122,225     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets  . . . . . . .       4,086,621      7,309,304     4,282,720     2,923,660     4,263,597      1,977,412
Net assets at beginning of period . . . .      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period . . . . . . .   $  21,071,643   $ 16,985,022   $ 9,675,718   $ 9,661,874   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========




                                                                                          INTERNATIONAL OPPORTUNITIES II
                                       EMERGING MARKETS EQUITY SUBACCOUNT                           SUBACCOUNT
                                 ----------------------------------------------   ----------------------------------------------
                                     2000           1999             1998*            2000           1999              1998*
                                 -------------  --------------  ----------------  -------------  --------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $    (12,643)  $     132,259   $           135   $     11,452   $       4,204    $           152
 Net realized gains (losses) .       (101,200)        663,998           (45,975)        20,107          82,873            (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .       (287,458)        432,248             2,289        (56,174)         47,295              4,812
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .       (401,301)      1,228,505           (43,551)       (24,615)        134,372            (16,871)
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . .     38,341,068      18,579,194         2,434,226      3,547,466       3,151,983          2,372,034
 Net benefits to policyholders    (35,650,812)    (16,271,324)       (2,203,670)    (3,048,011)     (2,613,505)        (2,191,135)
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions. . . . . . . . .      2,690,256       2,307,870           230,556        499,455         538,478            180,899
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets . .      2,288,955       3,536,375           187,005        474,840         672,850            164,028
Net assets at beginning of
 period. . . . . . . . . . . .      3,723,380         187,005                 0        836,878         164,028                  0
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net assets at end of period  .   $  6,012,335   $   3,723,380   $       187,005   $  1,311,718   $     836,878    $       164,028
                                 ============   =============   ===============   ============   =============    ===============


---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                                                               BOND INDEX                           SMALL/MID CAP CORE
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 --------------------------------------   --------------------------------------
                                                    2000          1999         1998*         2000          1999          1998*
                                                 ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . . . .   $   193,646   $   130,136   $   22,905   $       (62)  $    52,711    $     (535)
 Net realized gains (losses) . . . . . . . . .       (54,090)     (104,174)       1,002        84,929        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .        65,510       (78,192)     (10,217)      (10,858)      (10,735)       18,718
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .       205,066       (52,230)      13,690        74,009       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders . . . . . . .     6,026,847     6,471,518    1,176,234     8,814,315     5,817,483     1,089,030
 Net benefits to policyholders . . . . . . . .    (3,737,455)   (2,358,694)    (124,467)   (8,093,062)   (5,611,532)     (778,864)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . . .     2,289,392     4,112,824    1,051,767       721,253       205,951       310,166
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . . .     2,494,458     4,060,594    1,065,457       795,262       313,660       303,153
Net assets at beginning of period  . . . . . .     5,126,051     1,065,457            0       616,813       303,153             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . . .   $ 7,620,509   $ 5,126,051   $1,065,457   $ 1,412,075   $   616,813    $  303,153
                                                 ===========   ===========   ==========   ===========   ===========    ==========




                                                HIGH YIELD BOND
                                                   SUBACCOUNT
                                    ----------------------------------------
                                       2000           1999           1998*
                                    ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income  . . . . .   $   155,958   $    340,435    $    86,759
 Net realized gains (losses)  . .      (100,732)        42,365         64,824
 Net unrealized appreciation
  (depreciation) during the period     (131,236)      (139,659)       149,416
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations       (76,010)       243,141        300,999
From policyholder transactions:
 Net premiums from policyholders      3,701,759     19,870,990      6,683,673
 Net benefits to policyholders  .    (3,835,440)   (20,368,501)    (2,457,088)
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions  . . .      (133,681)      (497,511)     4,226,585
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets . . . . . . . . . . . . .      (209,691)      (254,370)     4,527,584
Net assets at beginning of period     4,273,214      4,527,584              0
                                    -----------   ------------    -----------
Net assets at end of period . . .   $ 4,063,523   $  4,273,214    $ 4,527,584
                                    ===========   ============    ===========


---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,


                        FUNDAMENTAL                  NEW       FIDELITY    FIDELITY
                          MID CAP      AIM V.I.    DISCOVERY    VIP II       VIP         TEMPLETON
                           GROWTH       VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ------------  ----------  ----------  ----------  ----------  ---------------
                            2000         2000        2000        2000        2000          2000
                        ------------  ----------  ----------  ----------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .     $    (1)    $     (33)  $    (84)   $      (6)   $   (32)     $     (17)
 Net realized gains
  (losses). . . . . .           0        (2,026)         6       (3,386)         7            612
 Net unrealized
  appreciation
  (depreciation)
  during the period .         877        (2,289)    28,003          134      4,523          2,513
                          -------     ---------   --------    ---------    -------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .         876        (4,348)    27,925       (3,258)     4,498          3,108
From policyholder
 transactions:
 Net premiums from
  policyholders . . .      19,529       301,720    295,000      324,607     75,543        455,074
 Net benefits to
  policyholders . . .           0      (198,193)       (46)    (301,222)       (53)      (307,330)
                          -------     ---------   --------    ---------    -------      ---------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      19,529       103,527    294,954       23,385     75,490        147,744
                          -------     ---------   --------    ---------    -------      ---------
Net increase in net
 assets . . . . . . .      20,405        99,179    322,879       20,127     79,988        150,852
Net assets at
 beginning of period            0             0          0            0          0              0
                          -------     ---------   --------    ---------    -------      ---------
Net assets at end of
 period . . . . . . .     $20,405     $  99,179   $322,879    $  20,127    $79,988      $ 150,852
                          =======     =========   ========    =========    =======      =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 2000

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The thirty-three Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity (formerly, Enhanced U.S. Equity), Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Fundamental Mid Cap Growth, AIM V.I. Value, New Discovery Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, and Templeton International Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At June 30, 2000, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 were as follows:


         PORTFOLIO           SHARES OWNED      COST          VALUE
         ---------           ------------  ------------  --------------
Large Cap Growth . . . . .     4,849,462   $123,194,174   $139,962,692
Active Bond. . . . . . . .     3,874,512     38,257,002     35,626,352
International Equity Index     1,861,146     33,149,994     34,482,272
Small Cap Growth . . . . .     1,914,842     34,454,118     38,614,165
Global Balanced. . . . . .       515,617      5,397,773      5,215,275
Mid Cap Growth . . . . . .     2,386,951     58,721,939     66,874,534
Large Cap Value. . . . . .     2,373,079     32,589,463     30,965,435
Money Market . . . . . . .    10,612,665    106,183,237    106,179,385
Mid Cap Value. . . . . . .     1,537,316     20,407,887     20,735,136
Small/Mid Cap Growth . . .       634,316      9,361,832      9,664,207
Real Estate Equity . . . .     1,563,808     19,502,392     19,827,168
Growth & Income. . . . . .    10,573,323    204,640,498    209,726,550
Managed. . . . . . . . . .     8,379,360    131,570,457    129,314,617
Short Term Bond. . . . . .     1,533,368     15,459,641     14,952,990
Small Cap Value. . . . . .     2,102,924     24,087,256     23,057,207
International Opportunities    2,800,216     37,804,122     40,730,952
Equity Index . . . . . . .     8,517,628    158,210,577    172,518,038
Global Bond. . . . . . . .       677,499      7,002,271      6,782,875
Turner Core Growth . . . .        81,169     21,806,142     19,350,567
Brandes International
 Equity. . . . . . . . . .     1,511,593     13,549,208     24,763,151
Frontier Capital
 Appreciation. . . . . . .       889,489     16,547,489     21,071,643
Clifton Enhanced US
 Equity. . . . . . . . . .       485,524      6,331,067      9,661,874
Emerging Markets . . . . .       526,597      5,201,315      6,012,335
International
    Opportunities II . . .       109,154      1,232,932      1,311,718
Bond Index . . . . . . . .       810,548      7,747,650      7,620,509
Small Mid Cap CORE . . . .       137,033      1,349,230      1,412,075
High-Yield . . . . . . . .       477,718      4,142,675      4,063,523
Fundamental Mid Cap Growth         1,200         19,528         20,405
AIM V.I. Value . . . . . .         2,969         99,443         99,180
New Discovery Series . . .        17,586        294,884        322,881
Fidelity VIP II Contrafund           804         16,875         20,127
Fidelity VIP Growth. . . .         1,557         75,473         79,989
Templeton International. .         7,853        148,952        150,853

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 2000 were as follows:


              PORTFOLIO                 PURCHASES        SALES
              ---------                ------------  -------------
Large Cap Growth . . . . . . . . . .   $ 29,329,448   $12,047,499
Active Bond. . . . . . . . . . . . .      7,716,510    10,489,149
International Equity Index . . . . .     17,045,896    13,881,519
Small Cap Growth . . . . . . . . . .     26,140,733    19,589,311
Global Balanced. . . . . . . . . . .      2,196,143     1,340,216
Mid Cap Growth . . . . . . . . . . .     37,093,206    28,643,640
Large Cap Value. . . . . . . . . . .     13,666,105     8,978,183
Money Market . . . . . . . . . . . .    132,183,644    87,007,175
Mid Cap Value. . . . . . . . . . . .      6,316,325     5,788,939
Small/Mid Cap Growth . . . . . . . .      3,375,804     4,321,441
Real Estate Equity . . . . . . . . .     16,395,846     7,263,356
Growth & Income. . . . . . . . . . .     14,294,301    12,164,954
Managed. . . . . . . . . . . . . . .     12,738,146     8,762,379
Short-Term U.S. Government . . . . .      9,609,491     6,364,221
Small Cap Value. . . . . . . . . . .      7,099,451     3,022,358
International Opportunities. . . . .     24,437,465    13,847,145
Equity Index . . . . . . . . . . . .     42,348,010    18,496,923
Global Bond. . . . . . . . . . . . .      2,533,200     4,698,051
Turner Core Growth . . . . . . . . .              0             0
Brandes International Equity . . . .              0             0
Frontier Capital Appreciation. . . .              0             0
Clifton Enhanced US Equity . . . . .              0             0
Emerging Markets . . . . . . . . . .     14,283,977    11,606,307
International Opportunities II . . .      2,092,407     1,581,482
Bond Index . . . . . . . . . . . . .      3,684,786     1,201,679
Small Mid Cap CORE . . . . . . . . .      2,077,976     1,356,772
High Yield Bond. . . . . . . . . . .      2,786,550     2,764,235
Fundamental Mid Cap Growth . . . . .              0             0
AIM V.I. Value . . . . . . . . . . .              0             0
New Discovery Series . . . . . . . .              0             0
Fidelity VIP II Contrafund . . . . .              0             0
Fidelity VIP Growth. . . . . . . . .              0             0
Templeton International. . . . . . .              0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at June 30, 2000 were as follows:


                                       VEP CLASS #1                 VEP CLASS #2                 VEP CLASS #3
                                ---------------------------  ---------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION   ACCUMULATION  ACCUMULATION   ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES      SHARES     SHARE VALUES      SHARES      SHARE VALUES
---------                       ------------  -------------  ------------  -------------  ------------  ---------------
Large Cap Growth                   537,965        36.03         492,996        36.15        135,475          36.26
Active Bond                        233,844        14.22         174,990        14.26         37,880          14.31
International Equity Index         253,026        16.55         187,338        16.64          6,384          16.70
Small Cap Growth                   232,913        22.80         261,061        22.84         41,970          22.89
Global Balanced                     17,635        12.66          89,308        12.68         16,270          12.71
Mid Cap Growth                     279,087        33.98         205,937        34.05         67,794          34.12
Large Cap Value                    210,063        15.73         197,584        15.76         25,556          15.79
Money Market                       698,349        13.43       1,348,986        13.47        320,780          13.51
Mid Cap Value                      114,583        14.81          51,945        14.84          4,132          14.87
Small/Mid Cap Growth                89,083        21.40          90,352        21.46          5,734          21.53
Real Estate Equity                 107,483        16.32          57,887        16.37        221,806          16.43
Growth & Income                  1,030,086        30.67         618,930        30.77        188,739          30.87
Managed                            573,827        21.07         272,670        21.14         35,242          21.20
Short-Term Bond                     86,767        13.32         106,729        13.36         10,815          13.40
Small Cap Value                    122,705        12.41          88,704        12.44         24,207          12.46
International Opportunities        159,417        15.83         203,984        15.87         14,705          15.90
Equity Index                       587,297        22.87         624,209        22.92        246,373          22.97
Global Bond                         61,189        12.50          49,459        12.52         19,899          12.55
Turner Core Growth                  26,973        29.67          15,373        29.73              0          29.80
Brandes International Equity        24,380        17.55          33,462        17.59              0          17.64
Frontier Capital Appreciation       21,833        26.14          14,354        26.20              0          26.25
Clifton Enhanced U.S. Equity         4,521        16.98               0        17.00              0          17.03
Emerging Markets Equity             81,008        11.87          86,902        11.88         17,124          11.89
International Opportunities II      29,808        12.20          31,583        12.21          2,696          12.23
Bond Index                         102,163        10.71          64,884        10.72         64,762          10.73
Small/Mid Cap CORE                  23,891        11.26          17,194        11.27          4,107          11.28
High Yield Bond                     53,628         9.87          43,805         9.88          2,247           9.89
Fundamental Mid Cap Growth           1,626        12.55               0        12.55              0          12.55
AIM V.I. Value                       3,936         9.87               0         9.87              0           9.87
New Discovery Series                     0        11.10               0        11.10              0          11.10
Fidelity VIP II Contrafund              30        10.22               0        10.22              0          10.22
Fidelity VIP Growth                  3,709        10.66               0        10.66              0          10.66
Templeton International                  0        10.11               0        10.11              0          10.11

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI CLASS #4             V COLI CLASS #5             V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                  656,260        36.40        257,435        36.44        286,766         36.47
Active Bond                        15,096        15.13        603,645        15.14        452,608         15.16
International Equity Index         43,882        15.42        155,946        15.43        215,996         15.45
Small Cap Growth                  122,919        23.23        141,128        23.25         46,717         23.27
Global Balanced                    38,720        12.90         10,108        12.91         54,885         12.92
Mid Cap Growth                    128,031        34.63         89,731        34.65         63,109         34.67
Large Cap Value                   112,093        16.03         56,194        16.04        417,402         16.05
Money Market                      196,820        13.39         16,175        13.40        148,908         13.42
Mid Cap Value                      89,613        15.09         18,805        15.10        239,528         15.11
Small/Mid Cap Growth               27,132        21.45            378        21.47         23,248         21.50
Real Estate Equity                128,413        16.95        143,737        16.97        197,963         16.99
Growth & Income                   594,664        30.69        523,471        30.72         25,448         30.76
Managed                           237,562        21.88        115,789        21.91        115,065         21.93
Short-Term Bond                   207,003        13.60        412,601        13.61              0         13.63
Small Cap Value                    34,631        12.65         21,107        12.66        275,960         12.67
International Opportunities       248,993        16.14        274,408        16.15        103,553         16.16
Equity Index                      385,480        23.31        118,709        23.33        573,858         23.34
Global Bond                        63,318        12.74          4,998        12.75              0         12.76
Turner Core Growth                  4,794        30.28         20,069        30.30              0         30.33
Brandes International Equity       97,992        17.91        107,630        17.93         53,047         17.95
Frontier Capital Appreciation      88,691        26.68         66,885        26.69              0         26.72
Clifton Enhanced U.S. Equity       62,494        17.22         80,906        17.22              0         17.23
Emerging Markets Equity             9,109        11.99         39,251        11.99              0         11.99
International Opportunities II          0        12.33              0        12.33              0         12.33
Bond Index                          5,049        10.82         19,587        10.83              0         10.83
Small/Mid Cap CORE                      0        11.38              0        11.38              0         11.38
High Yield Bond                     3,390         9.98              0         9.98          8,354          9.98
Fundamental Mid Cap Growth              0        11.02              0        11.02              0         11.02
AIM V.I. Value                          0         9.55              0         9.55              0          9.55
New Discovery Series                    0        10.64              0        10.65              0         10.65
Fidelity VIP II Contrafund              0         9.99              0         9.99              0          9.99
Fidelity VIP Growth                     0        10.25              0        10.25              0         10.25
Templeton International                 0        10.60              0        10.60              0         10.60

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                   MEDALLION EXECUTIVE
                                       VLI CLASS #7               MVEP CLASS #8               MVUL CLASS #9
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                   116,600       83.98         818,698       26.19        351,348         23.33
Active Bond                         61,302       24.13         313,740       12.84        344,746         12.09
International Equity Index         154,944       26.08         782,949       14.27        222,369         14.73
Small Cap Growth                   181,373       22.82         238,097       23.06        205,968         25.92
Global Balanced                     67,046       12.67          42,577       12.80         39,098         12.27
Mid Cap Growth                     239,385       34.02         367,485       34.37        138,068         38.12
Large Cap Value                    339,911       15.74         174,739       15.91        117,629         13.61
Money Market                       408,415       18.58       1,280,481       12.28        315,719         11.74
Mid Cap Value                      420,027       14.82         260,399       14.98         60,746         12.66
Small/Mid Cap Growth                 6,155       21.43         243,378       13.69         41,310         13.93
Real Estate Equity                  62,138       25.09         201,437       19.23         42,565         10.83
Growth & Income                    819,706       67.63       1,283,758       21.75        415,131         19.01
Managed                          2,303,473       40.02         213,655       16.99         86,308         15.53
Short-Term Bond                     82,590       13.34          44,119       12.26         94,438         11.76
Small Cap Value                    635,265       12.43         355,740       12.56        106,344         11.92
International Opportunities        665,897       15.86         268,074       16.02        484,313         15.33
Equity Index                       678,628       22.90       1,184,989       23.14        773,513         19.74
Global Bond                        116,046       12.51          88,071       12.64         68,278         11.93
Turner Core Growth                       0       27.61         215,390       26.95         68,280         25.90
Brandes International Equity             0       17.80               0       17.19         65,376         18.37
Frontier Capital Appreciation            0       24.60               0       22.13         82,469         21.42
Clifton Enhanced U.S. Equity             0       12.87               0       17.12        160,901         17.12
Emerging Markets Equity             31,882       11.88          88,222       11.94         92,679         11.94
International Opportunities II       3,429       12.21          24,319       12.27            844         12.28
Bond Index                          21,473       10.72          21,624       10.77            174         10.78
Small/Mid Cap CORE                   1,231       11.27          20,797       11.33          1,226         11.33
High Yield Bond                     39,774        9.88          92,930        9.93         81,701          9.93
Fundamental Mid Cap Growth               0       11.02               0       12.56              0         11.02
AIM V.I. Value                           0        9.54           5,155        9.88              0          9.55
New Discovery Series                     0       10.64          29,076       11.11              0         10.64
Fidelity VIP II Contrafund               0        9.98               0       10.23              0          9.99
Fidelity VIP Growth                  1,980       10.24               0       10.67              0         10.25
Templeton International                  0       10.60          14,196       10.11              0         10.60

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------   ------------
Large Cap Growth                   286,862       23.33        294,419        26.19          3,879          86.16
Active Bond                        154,851       12.09        114,636        12.84              0          29.22
International Equity Index          59,837       14.73         78,792        14.27          2,147          27.62
Small Cap Growth                    68,282       25.92        100,523        23.06              0          23.40
Global Balanced                     29,924       12.27          5,692        12.80              0          12.90
Mid Cap Growth                     158,424       38.12        171,055        34.37          6,364          34.86
Large Cap Value                    122,195       13.61        207,621        15.91              0          16.14
Money Market                     2,591,514       11.74        300,260        12.28         54,988          13.46
Mid Cap Value                       85,110       12.66         64,180        14.98              0          15.20
Small/Mid Cap Growth                18,565       13.93         19,363        13.69              0          22.24
Real Estate Equity                  17,774       10.83         34,869        13.92              0          26.35
Growth & Income                  1,088,676       19.01        271,319        21.75          2,135          81.14
Managed                             90,276       15.53         58,406        16.99          1,481          47.44
Short-Term Bond                     42,209       11.76         36,660        12.26          5,127          13.84
Small Cap Value                     46,049       11.92        137,025        12.56              0          12.74
International Opportunities         55,835       15.33         88,759        16.02              0          16.25
Equity Index                     2,042,059       19.74        621,198        23.14         10,824          23.47
Global Bond                         44,341       11.93         28,907        12.64              0          12.83
Turner Core Growth                 166,332       25.90        202,145        26.95              0          30.51
Brandes International Equity       172,977       18.37        274,521        17.19              0          18.05
Frontier Capital Appreciation      108,198       21.42        106,028        22.13              0          25.83
Clifton Enhanced U.S. Equity        46,767       17.12         48,373        17.12              0          17.30
Emerging Markets Equity             32,899       11.94         24,646        11.94              0          12.03
International Opportunities II       9,104       12.27          4,356        12.27              0          12.37
Bond Index                         146,467       10.77        261,447        10.77              0          10.86
Small/Mid Cap CORE                  16,316       11.33         38,984        11.33              0          11.41
High Yield Bond                     23,040        9.93         60,673         9.93              0          10.01
Fundamental Mid Cap Growth               0       11.02              0        12.56              0          18.32
AIM V.I. Value                         991        9.55              0         9.55              0          39.72
New Discovery Series                     0       10.64              0        11.11              0          19.19
Fidelity VIP II Contrafund           1,938        9.99              0        10.23              0          33.44
Fidelity VIP Growth                  1,888       10.25              0        10.67              0         102.05
Templeton International                  0       10.60              0        10.11              0          25.87

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES      SHARE VALUES
---------                       ------------   ------------
Large Cap Growth                    2,316          86.16
Active Bond                            21          29.22
International Equity Index          3,005          27.62
Small Cap Growth                    4,238          23.40
Global Balanced                         0          12.90
Mid Cap Growth                      4,655          34.86
Large Cap Value                     3,092          16.14
Money Market                      288,791          13.46
Mid Cap Value                         835          15.20
Small/Mid Cap Growth                1,930          22.24
Real Estate Equity                     57          26.35
Growth & Income                     1,481          81.14
Managed                            17,796          47.44
Short-Term Bond                     1,970          13.84
Small Cap Value                     2,378          12.74
International Opportunities         3,842          16.25
Equity Index                       35,759          23.47
Global Bond                            97          12.83
Turner Core Growth                                 30.51
Brandes International Equity            0          18.05
Frontier Capital Appreciation           0          25.83
Clifton Enhanced U.S. Equity            0          17.30
Emerging Markets Equity             1,521          12.03
International Opportunities II        806          12.37
Bond Index                            826          10.85
Small/Mid Cap CORE                  1,138          11.41
High Yield Bond                       307          10.01
Fundamental Mid Cap Growth              0          18.22
AIM V.I. Value                          0          39.72
New Discovery Series                    0          19.19
Fidelity VIP II Contrafund              0          33.44
Fidelity VIP Growth                     0         102.05
Templeton International                 0          25.87

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============




                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========




                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS
Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========





                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========





                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========





                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========





                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========





                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======





                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========





                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============





                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========





                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========





                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========




                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT
                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========





                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========




---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          ------------  ------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .    34                                                42
account value . . . .     9                                                36
Additional Sum Insured   16                                                16
annual processing date   17                                                18
asset-based risk
 charge . . . . . . .    10                                                17
attained age. . . . .    10                                                 5
Basic Sum Insured . .    16                                                15
beneficiary . . . . .    45                                                11
business day. . . . .    35                                                20
changing Option A or B   19                                                 7
changing the Total Sum
 Insured. . . . . . .    19                                                36
charges . . . . . . .     9                                                18
Code. . . . . . . . .    41                                                36
cost of insurance
 rates. . . . . . . .    10                                                 5
date of issue . . . .    36                                                 3
death benefit . . . .     5                                                22
deductions. . . . . .     9                                                 7
                          1
dollar cost averaging     5                                                 9
expenses of the Trusts   11                                                 2
fixed investment
 option . . . . . . .    35                                                34
full surrender. . . .    15                                                 2
                                                                            1
fund. . . . . . . . .     2                                                 6
grace period. . . . .     7                                                34
guaranteed minimum
 death benefit  . . .     7                                                15
Guaranteed Minimum
 Death Benefit Premium    8                                                15
insurance charge. . .    10                                                10
insured person. . . .     5                                                41
investment options. .     1                                                22
JHVLICO . . . . . . .    34                                                16
lapse . . . . . . . .     7                                                14

loan. . . . . . . . .    15                                                 2
                          1
loan interest . . . .     6                                                 1

maximum premiums. . .     6                                                34
Minimum Initial
 Premium. . . . . . .    35                                                15
minimum insurance
 amount . . . . . . .    17                                                11

minimum premiums. . .     6                                                 5

                        PROSPECTUS DATED NOVEMBER 1, 2000

                          VARIABLE ESTATE PROTECTION II

          a flexible premium variable life survivorship insurance policy issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO") The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:


VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
------------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .      Independence Investment Associates, Inc. and
                                                                   Capital Guardian Trust Company

  Growth & Income . . . . .                                       Independence Investment Associates, Inc. and
                                                                   Putnam Investment Management, Inc.
  Fidelity VIP Contrafund/(R)/ . . . . . . . . . . . . . . .      Fidelity Management and Research Company
  Equity Index . . . . . . .                                      State Street Global Advisors
  Large Cap Value . . . . .                                       T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value. . . . . . . . . . . . .       Federated Investment Management Company
  Large Cap Growth . . . . .                                      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth. . . . . . . . . . . . . . . .      Alliance Capital Management L.P.
  Fidelity VIP Growth. . .                                        Fidelity Management and Research Company
  AIM V.I. Value. . . . . .                                       A I M Advisors, Inc.
  Janus Aspen Global Technology. . . . . . . . . . . . . . .      Janus Capital Corporation
  Mid Cap Value . . . . . .                                       Neuberger Berman, LLC
  Mid Cap Growth . . . . . .                                      Janus Capital Corporation
  Fundamental Growth. . . .                                       Putnam Investment Management, Inc.
  Real Estate Equity . . . .                                      Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment
                                                                   Management Inc.

  Small/Mid Cap CORE /SM/ .                                       Goldman Sachs Asset Management
  Small/Mid Cap Growth. . .                                       Wellington Management Company, LLP
  Small Cap Equity . . . . .                                      Capital Guardian Trust Company
  Small Cap Growth . . . . . . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  MFS New Discovery. . . .                                        MFS Investment Management/(R)/
  Global Balanced . . . . .                                       Capital Guardian Trust Company
  Janus Aspen Worldwide Growth. . . . . . . . . . . . . . .       Janus Capital Corporation
  Templeton International Securities. . . . . . . . . . . .       Templeton Investment Counsel, Inc.
  International Equity Index . . . . . . . . . . . . . . . .      Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . . . .     T. Rowe Price International, Inc.
                                                                  Morgan Stanley Dean Witter Investment Management

  Emerging Markets Equity .  . . . . . . . . . . . . . . . .       Inc.
  Short-Term Bond . . . . .                                       Independence Investment Associates, Inc.
  Bond Index . . . . . . . .                                      Mellon Bond Associates, LLP
  Active Bond . . . . . . .  . . . . . . . . . . . . . . . .      John Hancock Advisers, Inc.
  Core Bond. . . . . . . .                                        Federated Investment Management Company
  Global Bond . . . . . . .  . . . . . . . . . . . . . . . .      Capital Guardian Trust Company
  High Yield Bond . . . . .                                       Wellington Management Company, LLP
  Money Market . . . . . . .                                      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE

                          -----------------------------

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus

                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 24.

     . Behind the illustrations is a section called "Additional Information" that gives more details about the policy. It generally does not

                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 33.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 47.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 131.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.


Question                                                    Beginning on page
--------
 .What is the policy?. . . . . . . . . . . . . . .                   5
 .Who owns the policy?. . . . . . . . . . . . . .                    5
 .How can I invest money in the policy?. . . . . .                   5
 .Is there a minimum amount I must invest?. . . .                    7
 .How will the value of my investment in the policy change           8
over time?. . . . . . . . . . . . . . . . . . . .
 .What charges will JHVLICO deduct from my investment in             9
the policy?. . . . . . . . . . . . . . . . . . .
 .What charges will the Trusts deduct from my investment in         11
the policy?. . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?             1
                                                                               4

 .How can I change my policy's investment allocations?              14
 .How can I access my investment in the policy?. .                  15
 .How much will JHVLICO pay when the last insured person            16
dies?. . . . . . . . . . . . . . . . . . . . . .
 .What optional rider benefits can I choose?. . .                   18
 .How can I change my policy's insurance coverage?                  19
 .Can I cancel my policy after it's issued?. . . .                  20
 .Can I choose the form in which JHVLICO pays out policy            20
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?. . . . . .                   21
 .How will my policy be treated for income tax purposes?            21
 .How do I communicate with JHVLICO?. . . . . . .                   21

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the

                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
40. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,

                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date (as defined on page 36), we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 16), and

     . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 16).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How

                 ---
much will JHVLICO pay when the last insured person dies?" on page 16).

  The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" on page 37.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be

                                                                         ---
subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed on page 15.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge to cover the cost of

 -------------------------------------------
  this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.

 --------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
 -------------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows:

   .0669% for a Total

  Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentages are as follows: .0250% for a Total Sum Insured at issue of less than $5 million, .0209% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0167% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .30%, .25% and .20%, respectively.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is

 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Age100 waiver of charges rider charge - A monthly charge if this rider is

 ---------------------------------------
  elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on age. The rate is derived from an actuarial table. The table in your policy will show the maximum rates. The rates we will actually apply could be less than the maximum rates. This charge will not be made until the sixth policy year.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the four year level term rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):

Managed . . . . . . . . . . . . . . . .     0.67%           N/A              0.03%         0.70%           0.03%
Growth & Income . . . . . . . . . . . .     0.67%           N/A              0.03%         0.70%           0.03%
Equity Index  . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
American Leaders Large Cap Value. . . .     0.80%           N/A              0.10%         0.90%            N/A
Large Cap Growth  . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth  . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Growth *  . . . . . . . . .     0.90%           N/A              0.10%         1.00%           0.24%
Real Estate Equity  . . . . . . . . . .     1.01%           N/A              0.10%         1.11%           0.10%
Small/Mid Cap CORE /SM/ . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth  . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Equity *  . . . . . . . . . .     0.90%           N/A              0.10%         1.00%           0.16%
Small Cap Growth  . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced * . . . . . . . . . . .     1.05%           N/A              0.10%         1.15%           0.46%
International Equity Index  . . . . . .     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities . . . . . .     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity . . . . . . . .     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond . . . . . . . . . . . .     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index  . . . . . . . . . . . . . .     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * . . . . . . . . . . . . .     0.61%           N/A              0.03%         0.64%           0.03%
Core Bond . . . . . . . . . . . . . . .     0.70%           N/A              0.10%         0.80%            N/A
Global Bond . . . . . . . . . . . . . .     0.85%           N/A              0.10%         0.95%           0.15%
High Yield Bond . . . . . . . . . . . .     0.65%           N/A              0.10%         0.75%           0.39%
Money Market  . . . . . . . . . . . . .     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value  . . . . . . . . . . . .     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth . . . . . . . . . .     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund/(R)/  . . . . .     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES (NOTE 3):

Templeton International Securities  . .     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology . . . . .     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth. . . . . .     0.65%          0.25%             0.05%         0.95%           0.05%

MFS VARIABLE INSURANCE TRUST
    (NOTE 5):

MFS New Discovery . . . . . . . . . . .     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999, and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). All percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates for the current fiscal year because the funds were not in operation in 1999. Shareholders of the Managed, Growth & Income, Fundamental Growth, Real Estate Equity, Small Cap Equity, Global Balanced, Active Bond, and Global Bond funds have approved new management fee schedules, which apply to those funds effective November 1, 2000. The investment management fee percentages for each of those funds are calculated as if those new fee schedules had been in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999 .

   *Fundamental  Growth was formerly  "Fundamental  Mid Cap  Growth",  Small Cap
    Equity was formerly "Small Cap Value", Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

       " CORE /SM"/ IS A SERVICE MARK OF GOLDMAN, SACHS & CO.

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999.

     All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent.

     Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 .The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

 We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;

 . the maximum amount of any transfer into the fixed investment option after the second policy year; and

 . the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 16) and under the guaranteed minimum death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death  benefit will equal the greater of (1) the Total Sum
       Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death  benefit will equal the greater of (1) the Total Sum
       Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

When the younger insured person reaches 100

  If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

  If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

  If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

 WHAT OPTIONAL RIDER BENEFITS CAN I CHOOSE?

Optional enhanced cash value rider

  If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 10. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

  We currently offer a number of other optional riders, such as the four year level term rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 38.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 38.

Change of death benefit option

  Changes  of  death  benefit  option  are  not  permitted   under  our  current
administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 40.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048.
Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below), the corresponding net annual rates of return would be -0.80%, 5.15% and 11.10%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .09%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES



                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,284    4,567       4,851
   2           17,556        500,000  500,000    500,000   10,098   11,001      11,939
   3           26,998        500,000  500,000    500,000   15,010   16,879      18,894
   4           36,912        500,000  500,000    500,000   20,362   23,557      27,134
   5           47,322        500,000  500,000    500,000   25,628   30,521      36,213
   6           58,252        500,000  500,000    500,000   31,868   38,890      47,369
   7           69,728        500,000  500,000    500,000   38,005   47,615      59,659
   8           81,779        500,000  500,000    500,000   44,036   56,708      73,199
   9           94,432        500,000  500,000    500,000   49,962   66,184      88,111
  10          107,717        500,000  500,000    500,000   55,778   76,054     104,534
  11          121,667        500,000  500,000    500,000   62,130   87,014     123,336
  12          136,314        500,000  500,000    500,000   68,355   98,422     144,036
  13          151,694        500,000  500,000    500,000   74,447  110,291     166,825
  14          167,843        500,000  500,000    500,000   80,397  122,631     191,911
  15          184,799        500,000  500,000    500,000   86,195  135,454     219,525
  16          202,603        500,000  500,000    500,000   92,292  149,519     251,186
  17          221,297        500,000  500,000    500,000   98,230  164,192     286,223
  18          240,926        500,000  500,000    500,000  103,988  179,487     325,009
  19          261,536        500,000  500,000    500,000  109,540  195,419     367,966
  20          283,177        500,000  500,000    500,000  114,856  212,005     415,574
  25          408,735        500,000  500,000    781,214  137,954  307,127     744,013
  30          568,983        500,000  500,000  1,354,197  148,447  425,366   1,289,712
  35          773,504        500,000  607,346  2,298,834  133,943  578,425   2,189,366

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES



                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,284  504,567    504,851    4,284    4,567       4,851
   2           17,556        509,689  510,593    511,531   10,097   11,001      11,938
   3           26,998        515,008  516,877    518,892   15,008   16,877      18,892
   4           36,912        520,359  523,554    527,129   20,359   23,554      27,129
   5           47,322        525,623  530,515    536,205   25,623   30,515      36,205
   6           58,252        531,861  538,880    547,357   31,861   38,880      47,357
   7           69,728        537,994  547,601    559,641   37,994   47,601      59,641
   8           81,779        544,021  556,687    573,170   44,021   56,687      73,170
   9           94,432        549,940  566,153    588,069   49,940   66,153      88,069
  10          107,717        555,747  576,010    604,470   55,747   76,010     104,470
  11          121,667        562,091  586,955    623,246   62,091   86,955     123,246
  12          136,314        568,301  598,339    643,906   68,301   98,339     143,906
  13          151,694        574,372  610,171    666,632   74,372  110,171     166,632
  14          167,843        580,290  622,456    691,619   80,290  122,456     191,619
  15          184,799        586,041  635,195    719,080   86,041  135,195     219,080
  16          202,603        592,070  649,136    750,504   92,070  149,136     250,504
  17          221,297        597,913  663,627    785,185   97,913  163,627     285,185
  18          240,926        603,539  678,660    823,436  103,539  178,660     323,436
  19          261,536        608,911  694,222    865,601  108,911  194,222     365,601
  20          283,177        613,983  710,288    912,050  113,983  210,288     412,050
  25          408,735        634,273  798,438  1,225,998  134,273  298,438     725,998
  30          568,983        636,756  890,986  1,727,745  136,756  390,986   1,227,745
  35          773,504        604,677  968,775  2,519,344  104,677  468,775   2,019,344

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES



                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,131    4,409       4,688
   2           17,556        500,000  500,000    500,000   9,765   10,647      11,564
   3           26,998        500,000  500,000    500,000  14,450   16,269      18,231
   4           36,912        500,000  500,000    500,000  19,521   22,619      26,090
   5           47,322        500,000  500,000    500,000  24,439   29,168      34,674
   6           58,252        500,000  500,000    500,000  30,257   37,020      45,197
   7           69,728        500,000  500,000    500,000  35,882   45,108      56,691
   8           81,779        500,000  500,000    500,000  41,302   53,428      69,240
   9           94,432        500,000  500,000    500,000  46,502   61,972      82,939
  10          107,717        500,000  500,000    500,000  51,463   70,731      97,891
  11          121,667        500,000  500,000    500,000  56,644   80,202     114,746
  12          136,314        500,000  500,000    500,000  61,528   89,879     133,145
  13          151,694        500,000  500,000    500,000  66,081   99,739     153,230
  14          167,843        500,000  500,000    500,000  70,255  109,750     175,155
  15          184,799        500,000  500,000    500,000  73,998  119,873     199,100
  16          202,603        500,000  500,000    500,000  77,251  130,069     225,274
  17          221,297        500,000  500,000    500,000  79,921  140,270     253,908
  18          240,926        500,000  500,000    500,000  81,983  150,470     285,327
  19          261,536        500,000  500,000    500,000  83,333  160,601     319,878
  20          283,177        500,000  500,000    500,000  83,875  170,608     357,991
  25          408,735        500,000  500,000    650,482  69,426  216,322     619,506
  30          568,983             **  500,000  1,091,304      **  241,458   1,039,337
  35          773,504             **  500,000  1,777,950      **  211,499   1,693,285

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES



                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        504,130  504,409    504,687   4,130    4,409       4,687
   2           17,556        509,356  510,238    511,155   9,763   10,646      11,563
   3           26,998        514,446  516,265    518,226  14,446   16,265      18,226
   4           36,912        519,510  522,607    526,075  19,510   22,607      26,075
   5           47,322        524,417  529,141    534,641  24,417   29,141      34,641
   6           58,252        530,215  536,968    545,131  30,215   36,968      45,131
   7           69,728        535,811  545,015    556,570  35,811   45,015      56,570
   8           81,779        541,185  553,271    569,029  41,185   53,271      69,029
   9           94,432        546,321  561,720    582,590  46,321   61,720      82,590
  10          107,717        551,193  570,343    597,332  51,193   70,343      97,332
  11          121,667        556,252  579,620    613,878  56,252   79,620     113,878
  12          136,314        560,975  589,028    631,827  60,975   89,028     131,827
  13          151,694        565,315  598,519    651,268  65,315   98,519     151,268
  14          167,843        569,213  608,028    672,280  69,213  108,028     172,280
  15          184,799        572,601  617,479    694,941  72,601  117,479     194,941
  16          202,603        575,404  626,782    719,331  75,404  126,782     219,331
  17          221,297        577,506  635,802    745,488  77,506  135,802     245,488
  18          240,926        578,874  644,481    773,545  78,874  144,481     273,545
  19          261,536        579,382  652,661    803,546  79,382  152,661     303,546
  20          283,177        578,918  660,190    835,552  78,918  160,190     335,552
  25          408,735        556,648  680,649  1,026,556  56,648  180,649     526,556
  30          568,983             **  639,253  1,259,526      **  139,253     759,526
  35          773,504             **       **  1,504,388      **       **   1,004,388

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST

    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES



                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        500,000  500,000    500,000    4,284    4,567       4,851
   2           17,556        500,000  500,000    500,000   10,098   11,001      11,939
   3           26,998        500,000  500,000    500,000   15,010   16,879      18,894
   4           36,912        500,000  500,000    500,000   20,362   23,557      27,134
   5           47,322        500,000  500,000    500,000   25,628   30,521      36,213
   6           58,252        500,000  500,000    500,000   31,868   38,890      47,369
   7           69,728        500,000  500,000    500,000   38,005   47,615      59,659
   8           81,779        500,000  500,000    500,000   44,036   56,708      73,199
   9           94,432        500,000  500,000    500,000   49,962   66,184      88,111
  10          107,717        500,000  500,000    500,000   55,778   76,054     104,534
  11          121,667        500,000  500,000    500,000   62,130   87,014     123,336
  12          136,314        500,000  500,000    500,000   68,355   98,422     144,036
  13          151,694        500,000  500,000    500,000   74,447  110,291     166,825
  14          167,843        500,000  500,000    500,000   80,397  122,631     191,911
  15          184,799        500,000  500,000    500,000   86,195  135,454     219,525
  16          202,603        500,000  500,000    500,000   92,292  149,519     251,186
  17          221,297        500,000  500,000    532,293   98,230  164,192     286,200
  18          240,926        500,000  500,000    585,231  103,988  179,487     324,882
  19          261,536        500,000  500,000    641,863  109,540  195,419     367,595
  20          283,177        500,000  500,000    702,547  114,856  212,005     414,730
  25          408,735        500,000  500,000  1,085,330  137,954  307,127     734,963
  30          568,983        500,000  560,913  1,655,287  148,447  423,605   1,250,081
  35          773,504        500,000  685,082  2,519,656  133,943  561,419   2,064,837

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST

    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES



                                    Death Benefit               Surrender Value
                             ---------------------------  ---------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  ---------------------------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -----------
   1            8,564        504,284  504,567    504,851    4,284    4,567       4,851
   2           17,556        509,689  510,593    511,531   10,097   11,001      11,938
   3           26,998        515,008  516,877    518,892   15,008   16,877      18,892
   4           36,912        520,359  523,554    527,129   20,359   23,554      27,129
   5           47,322        525,623  530,515    536,205   25,623   30,515      36,205
   6           58,252        531,861  538,880    547,357   31,861   38,880      47,357
   7           69,728        537,994  547,601    559,641   37,994   47,601      59,641
   8           81,779        544,021  556,687    573,170   44,021   56,687      73,170
   9           94,432        549,940  566,153    588,069   49,940   66,153      88,069
  10          107,717        555,747  576,010    604,470   55,747   76,010     104,470
  11          121,667        562,091  586,955    623,246   62,091   86,955     123,246
  12          136,314        568,301  598,339    643,906   68,301   98,339     143,906
  13          151,694        574,372  610,171    666,632   74,372  110,171     166,632
  14          167,843        580,290  622,456    691,619   80,290  122,456     191,619
  15          184,799        586,041  635,195    719,080   86,041  135,195     219,080
  16          202,603        592,070  649,136    750,504   92,070  149,136     250,504
  17          221,297        597,913  663,627    785,185   97,913  163,627     285,185
  18          240,926        603,539  678,660    823,436  103,539  178,660     323,436
  19          261,536        608,911  694,222    865,601  108,911  194,222     365,601
  20          283,177        613,983  710,288    912,050  113,983  210,288     412,050
  25          408,735        634,273  798,438  1,225,998  134,273  298,438     725,998
  30          568,983        636,756  890,986  1,727,745  136,756  390,986   1,227,745
  35          773,504        604,677  968,775  2,519,344  104,677  468,775   2,019,344

*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST

    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES



                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        500,000  500,000    500,000   4,131    4,409       4,688
   2           17,556        500,000  500,000    500,000   9,765   10,647      11,564
   3           26,998        500,000  500,000    500,000  14,450   16,269      18,231
   4           36,912        500,000  500,000    500,000  19,521   22,619      26,090
   5           47,322        500,000  500,000    500,000  24,439   29,168      34,674
   6           58,252        500,000  500,000    500,000  30,257   37,020      45,197
   7           69,728        500,000  500,000    500,000  35,882   45,108      56,691
   8           81,779        500,000  500,000    500,000  41,302   53,428      69,240
   9           94,432        500,000  500,000    500,000  46,502   61,972      82,939
  10          107,717        500,000  500,000    500,000  51,463   70,731      97,891
  11          121,667        500,000  500,000    500,000  56,644   80,202     114,746
  12          136,314        500,000  500,000    500,000  61,528   89,879     133,145
  13          151,694        500,000  500,000    500,000  66,081   99,739     153,230
  14          167,843        500,000  500,000    500,000  70,255  109,750     175,155
  15          184,799        500,000  500,000    500,000  73,998  119,873     199,100
  16          202,603        500,000  500,000    500,000  77,251  130,069     225,274
  17          221,297        500,000  500,000    500,000  79,921  140,270     253,908
  18          240,926        500,000  500,000    513,820  81,983  150,470     285,239
  19          261,536        500,000  500,000    557,411  83,333  160,601     319,229
  20          283,177        500,000  500,000    603,104  83,875  170,608     356,027
  25          408,735        500,000  500,000    869,056  69,426  216,322     588,506
  30          568,983             **  500,000  1,212,163      **  241,458     915,431
  35          773,504             **  500,000  1,659,249      **  211,499   1,359,740

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST

    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES



                                    Death Benefit              Surrender Value
                             ---------------------------  --------------------------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  --------------------------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  -----------
   1            8,564        504,130  504,409    504,687   4,130    4,409       4,687
   2           17,556        509,356  510,238    511,155   9,763   10,646      11,563
   3           26,998        514,446  516,265    518,226  14,446   16,265      18,226
   4           36,912        519,510  522,607    526,075  19,510   22,607      26,075
   5           47,322        524,417  529,141    534,641  24,417   29,141      34,641
   6           58,252        530,215  536,968    545,131  30,215   36,968      45,131
   7           69,728        535,811  545,015    556,570  35,811   45,015      56,570
   8           81,779        541,185  553,271    569,029  41,185   53,271      69,029
   9           94,432        546,321  561,720    582,590  46,321   61,720      82,590
  10          107,717        551,193  570,343    597,332  51,193   70,343      97,332
  11          121,667        556,252  579,620    613,878  56,252   79,620     113,878
  12          136,314        560,975  589,028    631,827  60,975   89,028     131,827
  13          151,694        565,315  598,519    651,268  65,315   98,519     151,268
  14          167,843        569,213  608,028    672,280  69,213  108,028     172,280
  15          184,799        572,601  617,479    694,941  72,601  117,479     194,941
  16          202,603        575,404  626,782    719,331  75,404  126,782     219,331
  17          221,297        577,506  635,802    745,488  77,506  135,802     245,488
  18          240,926        578,874  644,481    773,545  78,874  144,481     273,545
  19          261,536        579,382  652,661    803,546  79,382  152,661     303,546
  20          283,177        578,918  660,190    835,552  78,918  160,190     335,552
  25          408,735        556,648  680,649  1,026,556  56,648  180,649     526,556
  30          568,983             **  639,253  1,259,526      **  139,253     759,526
  35          773,504             **       **  1,504,388      **       **   1,004,388

 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 23.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO......................                       34
How we support the policy and investment options                   34
Procedures for issuance of a policy.........                       35
Basic Sum Insured vs. Additional Sum Insured                       36
Commencement of investment performance......                       37
How we process certain policy transactions..                       37
Effects of policy loans.....................                       38
Additional information about how certain policy charges            39
work........................................
How we market the policies..................                       40
Tax considerations..........................                       40
Reports that you will receive...............                       42
Voting privileges that you will have........                       42
Changes that JHVLICO can make as to your policy                    43
Adjustments we make to death benefits.......                       43
When we pay policy proceeds.................                       43
Other details about exercising rights and paying benefits          44
Legal matters...............................                       44
Registration statement filed with the SEC...                       45
Accounting and actuarial experts............                       45
Financial statements of JHVLICO and the Account                    45
List of Directors and Executive Officers of JHVLICO                46

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 36).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 .Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 .The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 .Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 19)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive the request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 40.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 40.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Mutual Variable Life Insurance Account UV, John Hancock Variable Life Account U and Investors Partner Life Insurance Account L, all of which are registered under the 1940 Act.

  The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

  We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor JHFI is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the

Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 .Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The  Directors  and  Executive   Officers  of  JHVLICO  and  their   principal
occupations during the past five years are as follows:


Directors and Executive        Principal Occupations

-----------------------        ---------------------
Officers

--------
David                          F.  D'Alessandro  Chairman of the Board and Chief
                               Executive Officer of JHVLICO; President and Chief
                               Executive  Officer,  John Hancock Life  Insurance
                               Company.

Michele G. Van Leer.           Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage. . .          Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.

Bruce M. Jones. . . .          Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee. . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy. . .          Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life

                               Insurance Company.

Robert S. Paster. . .          Director and Vice President of JHVLICO;  Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano. .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong. . . . .           Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette.           Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd. . . .          Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou. . .           Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen. . .          Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                             Life Insurance Company

Julie H. Indge. . . .          Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick J. Gill . . .          Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter Scavongelli. .           Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              SECOND QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION



                                                     (UNAUDITED)
                                               JUNE 30,           DECEMBER 31,
                                                 2000                 1999
                                        -----------------------  --------------
                                                   (IN MILLIONS)
ASSETS
Bonds . . . . . . . . . . . . . . . .                $ 1,344.7     $ 1,216.3
Preferred stocks  . . . . . . . . . .                     36.9          35.9
Common stocks . . . . . . . . . . . .                      2.0           3.2
Investment in affiliates  . . . . . .                     80.5          80.7
Mortgage loans on real estate . . . .                    468.2         433.1
Real estate . . . . . . . . . . . . .                     24.7          25.0
Policy loans  . . . . . . . . . . . .                    195.5         172.1
Cash Items:
 Cash in banks  . . . . . . . . . . .                     (3.0)         27.2
 Temporary cash investments . . . . .                    284.6         222.9
                                        ----------------------     ---------
                                                         281.6         250.1

Premiums due and deferred . . . . . .                     28.9          29.9
Investment income due and accrued . .                     40.9          33.2
Other general account assets  . . . .                     43.7          65.3
Assets held in separate accounts  . .                  8,569.0       8,268.2
                                        ----------------------     ---------

  Total assets  . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations

 Policy reserves  . . . . . . . . . .                $ 2,048.1     $ 1,866.6
 Federal income and other taxes
  payable . . . . . . . . . . . . . .                     97.8          67.3
 Other general account obligations  .                    207.4         219.0
 Transfers from separate account, net                   (229.6)       (221.6)
 Asset valuation reserve  . . . . . .                     19.3          23.1
 Obligations related to separate
  accounts. . . . . . . . . . . . . .                  8,562.1       8,261.6
                                        ----------------------     ---------
  Total obligations . . . . . . . . .                 10,705.1      10,216.0

Stockholder's equity
 Common Stock, $50 par value;
  authorized 50,000 shares; issued and
  outstanding 50,000 shares . . . . .                      2.5           2.5
 Paid-in capital  . . . . . . . . . .                    572.4         572.4
 Unassigned deficit . . . . . . . . .                   (163.4)       (177.9)
                                        ----------------------     ---------
 Total stockholder's equity . . . . .                    411.5         397.0
                                        ----------------------     ---------

  Total obligations and stockholder's
   equity . . . . . . . . . . . . . .                $11,116.6     $10,613.0
                                        ======================     =========


See condensed notes to the financial statements (unaudited).


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT



                                                    (UNAUDITED)
                                       THREE MONTHS ENDED   SIX MONTHS ENDED
                                            JUNE 30,            JUNE 30,
                                       -------------------  -----------------
                                         2000      1999      2000       1999
                                       ---------  --------  --------  ---------
                                                   (IN MILLIONS)
INCOME
Premiums . . . . . . . . . . . . . .   $ 255.7    $228.6    $ 487.0    $452.2
Net investment income  . . . . . . .      43.4      31.9       83.0      64.4
Other, net . . . . . . . . . . . . .     110.1     116.6      242.5     261.9
                                       -------    ------    -------    ------
                                         409.2     377.1      812.5     778.5
BENEFITS AND EXPENSES
Payments to policyholders and
 beneficiaries . . . . . . . . . . .      93.2      94.1      182.4     174.4
Additions to reserves to provide for
 future payments to policyholders and
 beneficiaries . . . . . . . . . . .     213.4     198.6      429.7     436.8
Expenses of providing service to
 policyholders and obtaining new
 insurance . . . . . . . . . . . . .      80.4      77.8      153.9     153.5
State and miscellaneous taxes  . . .       5.7       8.1       13.3      10.9
                                       -------    ------    -------    ------
                                         392.7     378.6      779.3     775.6
                                       -------    ------    -------    ------
 Gain from operations before federal
  income taxes and net realized
  capital gains (losses) . . . . . .      16.5      (1.5)      33.2       2.9
Federal income taxes . . . . . . . .      12.2      (1.4)      16.9      (0.4)
                                       -------    ------    -------    ------
 Gain from operations before net
  realized capital gains (losses)  .       4.3      (0.1)      16.3       3.3
Net realized capital gains (losses)        0.1       0.5        0.5      (1.0)
                                       -------    ------    -------    ------
  Net income . . . . . . . . . . . .       4.4       0.4       16.8       2.3

Unassigned deficit at beginning of
 period. . . . . . . . . . . . . . .    (164.5)    (51.2)    (177.9)    (49.2)
Net unrealized capital gains (losses)
 and other adjustments . . . . . . .      (3.1)     (3.4)      (2.0)     (3.1)
Other reserves and adjustments . . .      (0.2)      2.0       (0.3)     (2.2)
                                       -------    ------    -------    ------
  Unassigned deficit at end of period  $(163.4)   $(52.2)   $(163.4)   $(52.2)
                                       =======    ======    =======    ======


See condensed notes to the financial statements (unaudited).


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           SIX MONTHS ENDED
                                                                 JUNE 30,
                                                           -----------------
                                                            2000       1999
                                                           --------  ----------
                                                             (IN MILLIONS)
Cash flows from operating activities:
 Insurance premiums  . . . . . . . . . . . . . . . . . .   $ 495.7    $ 452.0
 Net investment income . . . . . . . . . . . . . . . . .      75.2       60.5
 Benefits to policyholders and beneficiaries . . . . . .    (167.9)    (274.6)
Dividends paid to policyholders  . . . . . . . . . . . .     (13.0)     (12.6)
Insurance expenses and taxes . . . . . . . . . . . . . .    (174.4)    (195.0)
Net transfers to separate accounts . . . . . . . . . . .    (254.7)    (343.7)
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     257.1      289.9
                                                           -------    -------
  Net cash provided from operations  . . . . . . . . . .     218.0      (23.5)
                                                           -------    -------

Cash flows used in investing activities:

 Bond purchases  . . . . . . . . . . . . . . . . . . . .    (305.5)    (143.7)
 Bond sales  . . . . . . . . . . . . . . . . . . . . . .     128.1       41.3
 Bond maturities and scheduled redemptions . . . . . . .      36.6       38.9
 Bond prepayments  . . . . . . . . . . . . . . . . . . .       7.9        8.0
 Stock purchases . . . . . . . . . . . . . . . . . . . .      (1.9)      (0.2)
 Proceeds from stock sales . . . . . . . . . . . . . . .       1.4        3.6
 Real estate purchases . . . . . . . . . . . . . . . . .      (0.1)      (1.5)
 Real estate sales . . . . . . . . . . . . . . . . . . .       0.0       17.9
 Other invested assets purchases . . . . . . . . . . . .      (2.0)      (4.5)
 Proceeds from the sale of other invested assets . . . .       0.0        0.0
 Mortgage loans issued . . . . . . . . . . . . . . . . .     (49.7)     (39.4)
 Mortgage loan repayments  . . . . . . . . . . . . . . .      14.5       11.4
 Other, net  . . . . . . . . . . . . . . . . . . . . . .     (15.8)      75.1
                                                           -------    -------
  Net cash used in investing activities  . . . . . . . .    (186.5)       6.9
                                                           -------    -------

Cash flows from financing activities:

 Net increase (decrease) in short-term note payable  . .      (0.0)     (10.7)
                                                           -------    -------
  Net cash provided from financing activities  . . . . .      (0.0)     (10.7)
                                                           -------    -------
  Increase (decrease) in cash and temporary cash
   investments . . . . . . . . . . . . . . . . . . . . .      31.5      (27.3)

Cash and temporary cash investments at beginning of year     250.1       19.9
                                                           -------    -------

  Cash and temporary cash investments at the end of
   period. . . . . . . . . . . . . . . . . . . . . . . .   $ 281.6    $  (7.4)
                                                           =======    =======


See condensed notes to the financial statements (unaudited).


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY


                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                     (IN MILLIONS)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
 (UNAUDITED)
Balance at January 1, 1999 . . . . . .    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
 Capital contribution

 Net gain  . . . . . . . . . . . . . .                         2.3        2.3
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (3.1)      (3.1)
 Other reserves and adjustments  . . .                        (2.2)      (2.2)
                                                           -------     ------
Balance at June 30, 1999 . . . . . . .    $2.5   $377.5    $ (52.2)    $327.8
                                          ====   ======    =======     ======

FOR THE SIX MONTHS ENDED JUNE 30, 2000
 (UNAUDITED)
Balance at January 1, 2000 . . . . . .    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
 Capital contribution

 Net gain  . . . . . . . . . . . . . .                        16.8       16.8
 Net unrealized capital gains and other
  adjustments. . . . . . . . . . . . .                        (2.0)      (2.0)
 Other reserves and adjustments  . . .                        (0.3)      (0.3)
                                                           -------     ------
Balance at June 30, 2000 . . . . . . .    $2.5   $572.4    $(163.4)    $411.5
                                          ====   ======    =======     ======



See condensed notes to the financial statements (unaudited).


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--BASIS OF PRESENTATION

  The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-month period ending June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . . . .   $ 1,216.3    $1,185.8
Preferred stocks  . . . . . . . . . . . . . . . . . .        35.9        36.5
Common stocks . . . . . . . . . . . . . . . . . . . .         3.2         3.1
Investment in affiliates  . . . . . . . . . . . . . .        80.7        81.7
Mortgage loans on real estate--Note 6 . . . . . . . .       433.1       388.1
Real estate . . . . . . . . . . . . . . . . . . . . .        25.0        41.0
Policy loans  . . . . . . . . . . . . . . . . . . . .       172.1       137.7
Cash items:
   Cash in banks  . . . . . . . . . . . . . . . . . .        27.2        11.4
   Temporary cash investments . . . . . . . . . . . .       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred . . . . . . . . . . . . . .        29.9        32.7
Investment income due and accrued . . . . . . . . . .        33.2        29.8
Other general account assets  . . . . . . . . . . . .        65.3        47.5
Assets held in separate accounts  . . . . . . . . . .     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS

  Policy reserves . . . . . . . . . . . . . . . . . .   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  . .        67.3        44.3
  Other general account obligations . . . . . . . . .       219.0       150.9
  Transfers from separate accounts, net . . . . . . .      (221.6)     (190.3)
  Asset valuation reserve--Note 1 . . . . . . . . . .        23.1        21.9
  Obligations related to separate accounts  . . . . .     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares . . . . . .         2.5         2.5
  Paid-in capital . . . . . . . . . . . . . . . . . .       572.4       377.5
  Unassigned deficit--Note 10 . . . . . . . . . . . .      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY  . . . . . . . . . . . .       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . .   $10,613.0    $8,599.0
                                                        =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                                YEAR ENDED DECEMBER 31,
                                                                   1999       1998
                                                                 --------   --------
                                                                    (IN MILLIONS)
INCOME
Premiums ...................................................     $  950.8  $  1,272.3
Net investment income--Note 3 ..............................        136.0       122.8
Other, net .................................................        605.4       618.1
                                                                 --------    --------
                                                                  1,692.2     2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries ................        349.9       301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries .........................        888.8     1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 ...........................        314.4       274.2
State and miscellaneous taxes ..............................         20.5        28.1
                                                                 --------    --------
                                                                  1,573.6     1,963.9
                                                                 --------    --------
 Gain from operations before federal income
 taxes and net realized capital losses .....................        118.6        49.3
Federal income taxes--Note 1 ...............................         42.9        33.1
                                                                 --------    --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES ...         75.7        16.2
Net realized capital losses--Note 4 ........................         (1.7)       (0.6)
                                                                 --------    --------
  NET INCOME ...............................................         74.0        15.6

Unassigned deficit at beginning of year ....................        (49.2)      (58.3)
Net unrealized capital losses and other adjustments--Note 4          (3.8)       (6.0)
Other reserves and adjustments--Note 10 ....................       (198.9)       (0.5)
                                                                 --------    --------

    UNASSIGNED DEFICIT AT END OF YEAR ......................     $ (177.9) $    (49.2)
                                                                 ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS



                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------
                                                       1999        1998
                                                       -------   --------
                                                         (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums ...........................
   Net investment income ........................     134.2    118.2
   Benefits to policyholders and beneficiaries ..    (321.6)  (275.5)
Dividends paid to policyholders .................     (25.6)    (22.3)
Insurance expenses and taxes ....................    (344.8)   (296.9)
Net transfers to separate accounts ..............    (705.3)   (874.4)
   Other, net ...................................     540.6     551.3
                                                     ------   -------
  NET CASH PROVIDED FROM OPERATIONS .............     236.0     475.7
                                                     ------   -------

Cash flows used in investing activities:

   Bond purchases ...............................    (240.7)   (618.8)
   Bond sales ...................................     108.3     340.7
   Bond maturities and scheduled redemptions ....      78.4     111.8
   Bond prepayments .............................      18.7      76.5
   Stock purchases ..............................      (3.9)    (23.4)
   Proceeds from stock sales ....................       3.6       1.9
   Real estate purchases ........................      (2.2)     (4.2)
   Real estate sales ............................      17.8       2.1
   Other invested assets purchases ..............      (4.5)      0.0
   Mortgage loans issued ........................     (70.7)   (145.5)
   Mortgage loan repayments .....................      25.3      33.2
   Other, net ...................................     (68.9)   (435.2)
                                                     ------   -------
 NET CASH USED IN INVESTING ACTIVITIES ..........    (138.8)   (660.9)
                                                     ------   -------

Cash flows from financing activities:

   Capital contribution .........................     194.9
   Net (decrease) increase in short-term note
 payable ........................................     (61.9)     61.9
                                                     ------   -------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES ....     133.0      61.9
                                                     ------   -------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS .....................................     230.2

Cash and temporary cash investments at beginning
 of year ........................................      19.9     143.2
                                                     ------   -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR ...........................................     250.1  $   19.9
                                                     ======   =======

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the
Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.

 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.

 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company  also records the NAIC  prescribed  Interest  Maintenance  Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                          1999          1998
                                                        -------       -------
                                                             (IN MILLIONS)
Total assets. . . . . . . . . . . . . . . .                   570.7     587.8
Total liabilities. . . . . . . . . . . . . .                  498.9     517.5
Total revenue. . . . . . . . . . . . . . . .                   35.6      38.8
Net income. . . . . . . . . . . . . . . . .                     3.5       3.8

3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------
                                                       (IN MILLIONS)
Investment expenses . . . . . . . . . . . . .         $   9.5    $  8.3
Interest expense. . . . . . . . . . . . . .               1.7       2.4
Depreciation expense. . . . . . . . . . . .               0.6       0.8
Investment taxes. . . . . . . . . . . . . .               0.3       0.7
                                                       ------    ------

                                                        $12.1     $12.2
                                                       ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                     1999         1998
                                                     ------     ------
                                                       (IN MILLIONS)
Net gains from asset sales  . . . . . . . . . . .      (2.8)       7.6
Capital gains tax . . . . . . . . . . . . . . . .       0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .       0.9       (5.3)
                                                     ------     ------

Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)       (0.6)
                                                     ======     ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                       1999       1998
                                                     ------     ------
                                                       (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .    (2.6)     (2.7)
Increase in asset valuation reserve . . . . . . . .    (1.2)     (3.3)
                                                     ------     ------

Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS    (3.8)     (6.0)
                                                     =======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                                                      Gross Unrealized  Gross Unrealized
                                                                     Statement Value        Gains            Losses       Fair Value
                                                                     ---------------   --------------   ---------------   ----------
                                                                                             (IN MILLIONS)
December 31, 1999
U.S. Treasury securities and obligations of U.S. ....................
 government corporations and agencies ...............................  $    5.9           $   0.0         $   0.1        $    5.8
Obligations of states and political subdivisions ....................       2.2               0.1             0.1             2.2
Debit securities issued by foreign governments ......................      13.9               0.8             0.1            14.6
Corporate securities ................................................     964.9              13.0            59.4           918.5
Mortgage-backed securities ..........................................     229.4               0.5             7.8           222.1
                                                                       --------           -------         -------        --------

Total bonds .........................................................  $1,216.3           $  14.4         $  67.5        $1,163.2
                                                                       ========           =======         =======        ========

December 31, 1998 U.S. Treasury securities and
 obligations of U.S. government corporations and agencies ...........       5.1               0.1             0.0             5.2
Obligations of states and political subdivisions ....................       3.2               0.3             0.0             3.5
Corporate securities ................................................     925.2              50.4            15.0           960.6
Mortgage-backed securities ..........................................     252.3              10.0             0.1           262.2
                                                                       --------           -------         -------        --------

Total bonds .........................................................  $1,185.8           $  60.8         $  15.1        $1,231.5
                                                                       ========           =======         =======        ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                                     FAIR
                                                          VALUE      VALUE
                                                        --------   ---------
                                                           (IN MILLIONS)
Due in one year or less. . . . . . . . . . . . . .    $  58.5        $  58.2
Due after one year through five years. . . . . . .      286.8          282.0
Due after five years through ten years . . . . . .      425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .      216.2          195.3
                                                     --------       ---------
                                                        986.9          941.1


Mortgage-backed securities . . . . . . . . . . . .      229.4          222.1
                                                     --------       ---------

                                                     $1,216.3        $1,163.2
                                                     ========       =========

  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION


Apartments. . . . . . . .       $112.1      East North Central      $  71.3
Hotels. . . . . . . . . .         11.3      East South Central          7.4
Industrial. . . . . . . .         66.0      Middle Atlantic            28.5
Office buildings. . . . .         86.4      Mountain                   21.0
Retail. . . . . . . . . .         25.5      New England                37.5
Agricultural. . . . . . .         99.6      Pacific                   111.1
Other . . . . . . . . . .         32.2      South Atlantic             87.6

                                            West North Central         16.6

                                            West South Central         48.6


                                            Other                       3.5
                                ------                              -------

                                $433.1                              $ 433.1
                                ======                              =======

  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.

 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                         NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)
                                                                         ------------------
                         NOTIONAL AMOUNTS                             1999             1998
                                            Carrying                 Carrying
                          1999   1998        Value     Fair Value     Value       Fair Value
                        ------- -------     ---------  ----------    ---------    ---------
                                          (IN MILLIONS)
Futures contracts to
 sell securities         362.0   947.0        $0.6        $0.6      $(0.5)        $ (0.5)
Interest rate swap
 agreements             $965.0  $365.0          --        11.5          --         (17.7)
Interest rate cap
 agreements              239.4    89.4         5.6        5.6          3.1           3.1
Currency rate swap
 agreements               15.8    15.8          --        (1.6)         --          (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                 DECEMBER 31, 1999   PERCENT
                                                 -----------------   ------
                                                    (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .          $3.8            0.1%
At book value less surrender charge                      40.5            1.5
At market value . . . . . . . . . . . . . . . .       2,326.6           87.1
                                                     --------       --------
     Total with adjustment. . . . . . . . . . .       2,370.9           88.7
Subject to discretionary withdrawal                     287.1           10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account. . . . . . . . . . . . . . . . . . . .          15.4            0.6
                                                     --------       --------

Total annuity reserves and deposit liabilities       $2,673.4         100.0%
                                                     ========       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                   DECEMBER 31,
                                                              1999           1998
                                                     ----------------- --------------
                                                     CARRYING   FAIR   CARRYING FAIR
                                                     AMOUNT    VALUE    AMOUNT  VALUE
                                                    ---------  ------  -------  ------
                                                                (IN MILLIONS)
ASSETS
   Bonds--Note 6  ................................
   Preferred stocks--Note 6  .....................      35.9    35.9     36.5     36.5
   Common stocks--Note 6  ........................       3.2     3.2      3.1      3.1
   Mortgage loans on real  estate--Note 6  .......     433.1   421.7    388.1    401.3
   Policy loans--Note 1  .........................     172.1   172.1    137.7    137.7
   Cash items--Note 1  ...........................     250.1   250.1     19.9     19.9


Derivatives assets
 (liabilities) relating
   to: --Note 8  .................................
   Futures contracts .............................       0.6     0.6     (0.5)    (0.5)
   Interest rate swaps ...........................        --    11.5       --    (17.7)
   Currency rate swaps ...........................        --    (1.6)      --     (3.3)
   Interest rate caps ............................       5.6     5.6      3.1      3.1

LIABILITIES

   Commitments--Note 10.                                  --    19.4      --      32.1

  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.

 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000  project  consist  of  internal  IT  personnel  and external  costs such as  consultants,  programmers,  replacement  software,  and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                              SECOND QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                  JUNE 30, 2000


                                                                  INTERNATIONAL
                              LARGE CAP      ACTIVE        EQUITY        SMALL CAP
                                GROWTH        BOND          INDEX          GROWTH
                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                             ------------  -----------  -------------  --------------
ASSETS

Cash ....................   $         --     $       --     $       --     $       --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at value     139,955,553     35,417,027     34,419,184     38,614,519
Investments in shares
 of portfolios of M
 Fund Inc., at value ....             --             --             --             --
Receivable from:
 John Hancock Variable
  Series Trust I ........          8,252        209,538         63,374              0
 M Fund Inc. ............             --             --             --             --
                            ------------   ------------   ------------   ------------
Total assets ............    139,963,805     35,626,565     34,482,558     38,614,519
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance

  Company ...............          1,113            213            286            354
 M Fund Inc. ............             --             --             --             --
Asset charges payable ...             --             --             --             --
                            ------------   ------------   ------------   ------------
Total liabilities .......          1,113            213            286            354
                            ------------   ------------   ------------   ------------
Net assets ..............   $139,962,692   $ 35,626,352   $ 34,482,272   $ 38,614,165
                            ============   ============   ============   ============


                             GLOBAL      MID CAP     LARGE CAP       MONEY
                            BALANCED     GROWTH        VALUE         MARKET
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                           ----------  -----------  -----------    ----------
ASSETS

Cash . . . . . . . . . .   $       --  $        --  $        --   $         --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value . . .    5,203,893   66,875,138   30,925,488    106,126,654
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .          --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I . . . .       11,430            0       40,214         55,584
 M Fund Inc. . . . . . .           --           --           --             --
                           ----------  -----------  -----------   ------------
Total assets . . . . . .    5,215,323   66,875,138   30,965,702    106,182,238
LIABILITIES
Payable to:

 John Hancock Variable

  Life Insurance Company           48          604          267          2,853
 M Fund Inc. . . . . . .           --           --           --             --
Asset charges payable . .          --           --           --             --
                           ----------  -----------  -----------   ------------
Total liabilities . . . .          48          604          267          2,853
                           ----------  -----------  -----------   ------------
Net assets . . . . . . .   $5,215,275  $66,874,534  $30,965,435   $106,179,385
                           ==========  ===========  ===========   ============

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                  JUNE 30, 2000


                          MID CAP             SMALL/MIDCAP           REAL ESTATE     GROWTH &
                           VALUE                 GROWTH                EQUITY         INCOME
                         SUBACCOUNT            SUBACCOUNT            SUBACCOUNT     SUBACCOUNT
                         ----------           ------------           -----------   -----------
ASSETS

Cash. . . . . . . . .   $         --              $              --  $        --   $         --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value. .     20,720,541                      9,664,300   19,827,328    209,587,121
Investments in shares
 of portfolios of M
 Fund Inc., at value.             --                             --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         14,784                             --           --        141,635
 M Fund Inc.. . . . .             --                             --           --             --
                        ------------  -----------------------------  -----------   ------------
Total assets. . . . .     20,735,325                      9,664,300   19,827,328    209,728,756
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .            189                             93          160          2,206
 M Fund Inc.. . . . .             --                             --           --             --
Asset charges payable             --                             --           --             --
                        ------------  -----------------------------  -----------   ------------
Total liabilities . .            189                             93          160          2,206
                        ------------  -----------------------------  -----------   ------------
Net assets. . . . . .   $ 20,735,136              $       9,664,207  $19,827,168   $209,726,550
                        ============  =============================  ===========   ============


                                                                          SHORT-TERM                    SMALL CAP    INTERNATIONAL
                                                    MANAGED                  BOND                         VALUE      OPPORTUNITIES
                                                  SUBACCOUNT              SUBACCOUNT                   SUBACCOUNT     SUBACCOUNT
                                                  ----------              ----------                   ----------    -------------
ASSETS

Cash. . . . . . . . . . . . . . . . . . . .          $         --            $           --            $        --    $        --
Investments in shares of portfolios of John
 Hancock Variable Series
 Trust I, at value. . . . . . . . . . . . .           129,010,254                14,876,205             23,028,226     40,698,659
Investments in shares of portfolios of M
 Fund Inc., at value. . . . . . . . . . . .                    --                        --                     --             --
Receivable from:
 John Hancock Variable Series Trust I . . .               306,228                    76,873                 29,212         32,651
 M Fund Inc.. . . . . . . . . . . . . . . .                    --                        --                     --             --
                                              -------------------  ------------------------            -----------    -----------
Total assets. . . . . . . . . . . . . . . .           129,316,482                14,953,078             23,057,438     40,731,310
LIABILITIES
Payable to:

 John Hancock Variable Life Insurance
  Company . . . . . . . . . . . . . . . . .                 1,865                        88                    231            358
 M Fund Inc.. . . . . . . . . . . . . . . .                    --                        --                     --             --
Asset charges payable . . . . . . . . . . .                    --                        --                     --             --
                                              -------------------  ------------------------            -----------    -----------
Total liabilities . . . . . . . . . . . . .                 1,865                        88                    231            358
                                              -------------------  ------------------------            -----------    -----------
Net assets. . . . . . . . . . . . . . . . .          $129,314,617            $   14,952,990            $23,057,207    $40,730,952
                                              ===================  ========================            ===========    ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                  JUNE 30, 2000


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  ----------     ----------
ASSETS

Cash . . . . . . . . .   $         --  $       --  $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value . .    172,410,513   6,753,777   19,350,682     24,763,277
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --           --             --
Receivable from: . . .             --          --
 John Hancock Variable
  Series Trust I . . .        108,870      29,165           --             --
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    172,519,383   6,782,942   19,350,682     24,763,277
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .          1,345          67          115            126
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable.             --          --           --             --
                         ------------  ----------  -----------    -----------
Total liabilities. . .          1,345          67          115            126
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $172,518,038  $6,782,875  $19,350,567    $24,763,151
                         ============  ==========  ===========    ===========


                                                     FRONTIER      CLIFTON     EMERGING                 INTERNATIONAL
                                                     CAPITAL      ENHANCED     MARKETS                  OPPORTUNITIES
                                                   APPRECIATION  U.S. EQUITY    EQUITY                       II
                                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT                 SUBACCOUNT
                                                   ------------  -----------  ----------                -------------
ASSETS

Cash . . . . . . . . . . . . . . . . . . . . . .   $        --   $       --   $       --   $                                    --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value . . .    21,071,755    9,661,917    6,102,393                                 1,310,825
Investments in shares of portfolios of M Fund
 Inc., at value. . . . . . . . . . . . . . . . .            --           --           --                                        --
Receivable from:
 John Hancock Variable Series Trust I. . . . . .            --           --           --                                       909
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --                                        --
                                                   -----------   ----------   ----------   ---------------------------------------
Total assets . . . . . . . . . . . . . . . . . .    21,071,755    9,661,917    6,102,393                                 1,311,734
LIABILITIES
Payable to:

 John Hancock Variable Life Insurance Company. .           112           43           58                                        16
 M Fund Inc. . . . . . . . . . . . . . . . . . .            --           --           --                                        --
Asset charges payable. . . . . . . . . . . . . .            --           --           --                                        --
                                                   -----------   ----------   ----------   ---------------------------------------
Total liabilities. . . . . . . . . . . . . . . .           112           43           58                                        16
                                                   -----------   ----------   ----------   ---------------------------------------
Net assets . . . . . . . . . . . . . . . . . . .   $21,071,643   $9,661,874   $6,102,235   $                             1,311,718
                                                   ===========   ==========   ==========   =======================================

See accompany notes.

                       OHN HANCOCK VARIABLE LIFE ACCOUNT S

                                  JUNE 30, 2000


                                                          HIGH             FUNDAMENTAL
                           BOND     SMALL/MID            YIELD               MID CAP
                          INDEX      CAP CORE             BOND               GROWTH
                        SUBACCOUNT  SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                        ----------  ----------         ----------          -----------
ASSETS

Cash. . . . . . . . .   $       --  $       --           $            --    $     --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series
 Trust I, at value. .    7,579,153   1,409,959                 4,035,963      20,405
Investments in shares
 of portfolios of M
 Fund Inc., at value.           --          --                        --
Receivable from:
 John Hancock Variable
  Series Trust I. . .       41,425       2,129                    27,597          --
 M Fund Inc.. . . . .           --          --                        --
                        ----------  ----------  ------------------------    --------
Total assets. . . . .    7,620,578   1,412,088                 4,063,560      20,405
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .           69          13                        37          --
 M Fund Inc.. . . . .           --          --                        --          --
Asset charges payable           --          --                        --          --
                        ----------  ----------  ------------------------    --------
Total liabilities . .           69          13                        37          --
                        ----------  ----------  ------------------------    --------
Net assets. . . . . .   $7,620,509  $1,412,075           $     4,063,523    $`20,405
                        ==========  ==========  ========================    ========


                                       NEW       FIDELITY    FIDELITY
                         AIM V.I.   DISCOVERY      VIP        VIP II       TEMPLETON
                          VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------   -------------
ASSETS

Cash. . . . . . . . .    $    --     $     --    $    --     $    --       $     --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     99,180      322,881     20,127      79,989        150,853
Investments in shares
 of portfolios of M
 Fund Inc., at value.         --           --         --          --             --
Receivable from:
 John Hancock Variable
  Series Trust I. . .         --           --         --          --             --
 M Fund Inc.. . . . .         --           --         --          --             --
                         -------     --------    -------     -------       --------
Total assets. . . . .     99,180      322,881     20,127      79,989        150,853
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .          1            2         --           1              1
 M Fund Inc.. . . . .         --           --         --          --             --
Asset charges payable         --           --         --          --             --
                         -------     --------    -------     -------       --------
Total liabilities . .          1            2         --           1              1
                         -------     --------    -------     -------       --------
Net assets. . . . . .    $99,179     $322,879    $20,127     $79,988       $150,852
                         =======     ========    =======     =======       ========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,



                                                       LARGE CAP GROWTH SUBACCOUNT
                                                  ---------------------------------------
                                                     2000          1999          1998
                                                  ------------  ------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   151,072   $17,558,034   $ 6,312,073
 M Fund Inc.  . . . . . . . . . . . . . . . . .            --            --            --
                                                  -----------   -----------   -----------
Total investment income . . . . . . . . . . . .       151,072    17,558,034     6,312,073
Expenses:
 Mortality and expense risks  . . . . . . . . .       225,388       324,595       168,652
                                                  -----------   -----------   -----------
Net investment income (loss)  . . . . . . . . .       (74,316)   17,233,439     6,143,421
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     2,734,096     5,003,007     1,750,881
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     4,426,209    (2,053,672)    8,041,022
                                                  -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     7,160,305     2,949,335     9,791,903
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $ 7,085,989   $20,182,774   $15,935,324
                                                  ===========   ===========   ===========
                                                          ACTIVE BOND SUBACCOUNT
                                                  --------------------------------------
                                                     2000          1999           1998
                                                  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $ 1,067,381   $ 2,851,613    $2,190,901
 M Fund Inc.  . . . . . . . . . . . . . . . . .            --            --            --
                                                  -----------   -----------    ----------
Total investment income . . . . . . . . . . . .     1,067,381     2,851,613     2,190,901
Expenses:
 Mortality and expense risks  . . . . . . . . .        51,193       126,407        93,556
                                                  -----------   -----------    ----------
Net investment income (loss)  . . . . . . . . .     1,016,188     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .      (874,542)   (1,391,910)      185,230
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       952,272    (1,837,190)     (378,058)
                                                  -----------   -----------    ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .        77,730    (3,229,100)     (192,828)
                                                  -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $ 1,093,918   $  (503,894)   $1,904,517
                                                  ===========   ===========    ==========


                                                  INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                  --------------------------------------   -------------------------------------
                                                      2000          1999         1998         2000          1999          1998
                                                  -------------  -----------  -----------  ------------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   296,545    $  936,475   $1,930,710   $        --   $ 3,697,955   $       --
 M Fund Inc.  . . . . . . . . . . . . . . . . .            --            --           --            --            --           --
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Total investment income (loss)  . . . . . . . .       296,545       936,475    1,930,710            --     3,697,955           --
Expenses:
 Mortality and expense risks  . . . . . . . . .        62,937        81,058       45,651        72,582        60,221       22,593
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net investment income (loss)  . . . . . . . . .       233,608       855,417    1,885,059       (72,582)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains . . . . . . . . . . . . . .     1,515,308       753,750      152,030     4,544,105     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    (3,395,800)    4,871,167       78,480    (3,503,834)    3,920,455    1,070,805
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    (1,880,492)    5,624,917      230,510     1,040,271     6,469,399    1,129,534
                                                  -----------    ----------   ----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $(1,646,884)   $6,480,334   $2,115,569   $   967,689   $10,107,133   $1,106,941
                                                  ===========    ==========   ==========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                             GLOBAL BALANCED SUBACCOUNT              MID CAP GROWTH SUBACCOUNT
                        -------------------------------------  --------------------------------------
                          2000         1999          1998          2000          1999          1998
                        ----------  -----------  ------------  -------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  63,243   $  372,766   $    185,760  $         --   $ 6,491,783   $1,114,374
 M Fund Inc.  . . . .          --           --             --            --            --           --
                        ---------   ----------   ------------  ------------   -----------   ----------
Total investment
 income . . . . . . .      63,243      372,766        185,760            --     6,491,783    1,114,374
Expenses:
 Mortality and expense
  risks . . . . . . .       8,184       13,792          9,687       135,550       102,248       26,123
                        ---------   ----------   ------------  ------------   -----------   ----------
Net investment income
 (loss) . . . . . . .      55,059      358,974        176,073      (135,550)    6,389,535    1,088,251
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (123,229)      15,640         24,206     8,716,345     5,188,018      599,619
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (109,231)    (173,912)       147,461   (13,790,389)   15,078,681    1,184,263
                        ---------   ----------   ------------  ------------   -----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (232,460)    (158,272)       171,667   (5,074,044)    20,266,699    1,783,882
                        ---------   ----------   ------------  ------------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(177,401)  $  200,702   $    347,740  $(5,209,594)   $26,656,234   $2,872,133
                        =========   ==========   ============  ============   ===========   ==========

                            LARGE CAP VALUE SUBACCOUNT              MONEY MARKET SUBACCOUNT
                        -------------------------------------  ----------------------------------
                          2000          1999          1998        2000        1999         1998
                        -----------  ------------  ----------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 329,521    $ 1,809,072   $  797,874  $2,267,940  $3,279,928   $1,854,829
 M Fund Inc.  . . . .          --             --           --          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Total investment
 income . . . . . . .     329,521      1,809,072      797,874   2,267,940   3,279,928    1,854,829
Expenses:
 Mortality and expense
  risks . . . . . . .      51,584         88,877       41,415     158,685     291,398      167,813
                        ---------    -----------   ----------  ----------  ----------   ----------
Net investment income     277,937      1,720,195      756,459   2,109,255   2,988,530    1,687,016
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (232,676)       705,454      330,827          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (596,463)    (2,181,112)     145,355          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (829,139)    (1,475,658)     476,182          --          --           --
                        ---------    -----------   ----------  ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(551,202)   $   244,537   $1,232,641  $2,109,255  $2,988,530   $1,687,016
                        =========    ===========   ==========  ==========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                        MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  ------------------------------------   ----------------------------------------
                                                     2000        1999         1998          2000          1999            1998
                                                  ----------  -----------  ------------  -----------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $   45,440  $  110,190   $   120,469   $       --   $  1,421,656    $    142,469
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --          --            --           --             --              --
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Total investment income (loss)  . . . . . . . .       45,440     110,190       120,469           --      1,421,656         142,469
Expenses:
 Mortality and expense risks  . . . . . . . . .       39,462      68,611        45,020       18,930         32,995          34,432
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net investment income (loss)  . . . . . . . . .        5,978      41,579        75,449      (18,930)     1,388,661         108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .      783,358    (860,332)     (538,516)    (567,320)        13,375         232,246
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      289,049   1,757,919      (830,390)   1,251,426     (1,001,208)        236,333
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    1,072,407     897,587    (1,368,906)     684,106       (987,833)        468,579
                                                  ----------  ----------   -----------   ----------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $1,078,385  $  939,166   $(1,293,457)  $  665,176   $    400,828    $    576,616
                                                  ==========  ==========   ===========   ==========   ============    ============


                                                      REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                  -------------------------------------   ---------------------------------------
                                                     2000        1999          1998          2000          1999           1998
                                                  -----------  ----------  -------------  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  324,574   $ 544,845   $    305,783   $ 1,040,920   $23,565,679    $ 9,266,175
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --          --             --            --            --             --
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Total investment income . . . . . . . . . . . .      324,574     544,845        305,783     1,040,920    23,565,679      9,266,175
Expenses:
 Mortality and expense risks  . . . . . . . . .       20,547      29,468         22,716       442,927       715,377        290,361
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net investment income . . . . . . . . . . . . .      304,027     515,377        283,067       597,993    22,850,302      8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .       (9,406)   (735,504)      (454,979)    1,331,371     6,207,253      2,061,212
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,465,596      80,925       (698,676)   (3,257,862)   (5,814,839)     7,759,307
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    1,456,190    (654,579)    (1,153,655)   (1,926,491)      392,414      9,820,519
                                                  ----------   ---------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $1,760,217   $(139,202)  $   (870,588)  $(1,328,498)  $23,242,716    $18,796,333
                                                  ==========   =========   ============   ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                 MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        -------------------------------------  ------------------------------------
                           2000         1999          1998        2000          1999         1998
                        -----------  ------------  ----------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $1,918,560   $11,251,980   $3,606,186  $   433,130   $  957,614    $ 977,164
 M Fund Inc.  . . . .           --            --           --           --           --           --
                        ----------   -----------   ----------  -----------   ----------    ---------
Total investment
 income . . . . . . .    1,918,560    11,251,980    3,606,186      433,130      957,614      977,164
Expenses:
 Mortality and expense
  risks . . . . . . .      340,006       495,544      121,905       19,435       50,128       50,947
                        ----------   -----------   ----------  -----------   ----------    ---------
Net investment income    1,578,554    10,756,436    3,484,281      413,695      907,486      926,217
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     (259,619)    2,233,258      278,186     (190,959)    (441,667)      24,740
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (110,575)   (6,419,069)   1,791,231      169,777      (85,754)    (136,999)
                        ----------   -----------   ----------  -----------   ----------    ---------
Net realized and
 unrealized gain
 (loss) on investments    (370,194)   (4,185,811)   2,069,417      (21,182)    (527,421)    (112,259)
                        ----------   -----------   ----------  -----------   ----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $1,208,360   $ 6,570,625   $5,553,698  $   392,513   $  380,065    $ 813,958
                        ==========   ===========   ==========  ===========   ==========    =========


                                                                 INTERNATIONAL OPPORTUNITIES
                            SMALL CAP VALUE SUBACCOUNT                   SUBACCOUNT
                        ----------------------------------   ------------------------------------
                          2000        1999         1998         2000          1999         1998
                        ---------  -----------  -----------  ------------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 183,706  $  409,324   $   47,350   $   147,896   $2,096,195   $  103,399
 M Fund Inc.  . . . .          --          --           --            --           --           --
                        ---------  ----------   ----------   -----------   ----------   ----------
Total investment
 income . . . . . . .     183,706     409,324       47,350       147,896    2,096,195      103,399
Expenses:
 Mortality and expense
  risks . . . . . . .      42,741      64,613       33,335        70,749       90,191       50,003
                        ---------  ----------   ----------   -----------   ----------   ----------
Net investment income     140,965     344,711       14,015        77,147    2,006,004       53,396
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      45,176    (979,002)      (9,919)    2,289,932    1,907,809      191,495
 Net unrealized
  appreciation
  (depreciation)
  during the period .     151,771     325,684     (523,693)   (3,683,990)   3,818,953    1,108,416
                        ---------  ----------   ----------   -----------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments    196,947    (653,318)    (533,612)   (1,394,058)   5,726,762    1,299,911
                        ---------  ----------   ----------   -----------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 337,912  $ (308,607)  $ (519,597)  $(1,316,911)  $7,732,766   $1,353,307
                        =========  ==========   ==========   ===========   ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                              EQUITY INDEX SUBACCOUNT               GLOBAL BOND SUBACCOUNT
                        -------------------------------------  ----------------------------------
                           2000          1999         1998        2000         1999         1998
                        ------------  -----------  ----------  -----------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   896,990   $ 5,839,023  $1,337,750  $  111,426   $  460,088    $303,545
 M Fund Inc.  . . . .            --            --          --          --           --          --
                        -----------   -----------  ----------  ----------   ----------    --------
Total investment
 income . . . . . . .       896,990     5,839,023   1,337,750     111,426      460,088     303,545
Expenses:
 Mortality and expense
  risks . . . . . . .       289,729       335,573     126,021      15,928       35,321      19,894
                        -----------   -----------  ----------  ----------   ----------    --------
Net investment income       607,261     5,503,450   1,211,729      95,498      424,767     283,651
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     3,352,907     7,681,081     691,270    (278,305)    (204,675)     81,659
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (4,597,742)    4,678,509   6,098,919     387,581     (433,526)     43,608
                        -----------   -----------  ----------  ----------   ----------    --------
Net realized and
 unrealized gain
 (loss)
 on investments . . .    (1,244,835)   12,359,590   6,790,189     109,276     (638,201)    125,267
                        -----------   -----------  ----------  ----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (637,574)  $17,863,040  $8,001,918  $  204,774   $ (213,434)   $408,918
                        ===========   ===========  ==========  ==========   ==========    ========


                                                                 BRANDES INTERNATIONAL
                          TURNER CORE GROWTH SUBACCOUNT            EQUITY SUBACCOUNT
                        ----------------------------------  --------------------------------
                           2000          1999       1998       2000        1999        1998
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   221,603   $1,349,358  $     --  $  306,598  $  549,978   $     --
 M Fund Inc.  . . . .            --           --    84,940          --          --    358,080
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .       221,603    1,349,358    84,940     306,598     549,978    358,080
Expenses:
 Mortality and expense
  risks . . . . . . .        38,241       33,920     7,737      28,784      34,297     14,434
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income       183,362    1,315,438    77,203     277,814     515,681    343,646
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .     2,411,545    1,038,462   156,278     181,342     507,727     89,337
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (1,758,048)   1,626,646   562,620     784,685   3,486,097     91,915
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain on
 investments. . . . .       653,497    2,665,108   718,898     966,027   3,993,824    181,252
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   836,859   $3,980,546  $796,101  $1,243,841  $4,509,505   $524,898
                        ===========   ==========  ========  ==========  ==========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                           FRONTIER CAPITAL APPRECIATION      CLIFTON ENHANCED U.S. EQUITY
                                    SUBACCOUNT                         SUBACCOUNT
                        -----------------------------------   ------------------------------
                           2000          1999       1998        2000        1999       1998
                        ------------  ----------  ----------  ----------  --------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $   565,927   $  487,465  $      --   $ 253,050   $532,067   $     --
 M Fund Inc.  . . . .            --           --     34,738          --         --     72,302
                        -----------   ----------  ---------   ---------   --------   --------
Total investment
 income . . . . . . .       565,927      487,465     34,738     253,050    532,067     72,302
Expenses:
 Mortality and expense
  risks . . . . . . .        32,774       37,471     24,841      11,633     13,930      4,069
                        -----------   ----------  ---------   ---------   --------   --------
Net investment income       533,153      449,994      9,897     241,417    518,137     68,233
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     3,686,537      624,068   (445,752)    105,370    264,436     87,723
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,068,274)   3,431,408    432,064    (545,352)   151,562     89,677
                        -----------   ----------  ---------   ---------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    1,618,263    4,055,476    (13,688)   (439,982)   415,998    177,400
                        -----------   ----------  ---------   ---------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 2,151,416   $4,505,470  $  (3,791)  $(198,565)  $934,135   $245,633
                        ===========   ==========  =========   =========   ========   ========


                                EMERGING MARKETS EQUITY             INTERNATIONAL OPPORTUNITIES II
                                      SUBACCOUNT                              SUBACCOUNT
                        ---------------------------------------   ----------------------------------
                            2000           1999        1998*        2000         1999        1998*
                        --------------  -----------  -----------  ----------  ----------  -------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $           --  $   137,724  $      522   $  14,069   $    6,063   $      491
 M Fund Inc.  . . . .              --            --          --          --           --           --
                        -------------   -----------  ----------   ---------   ----------   ----------
Total investment
 income . . . . . . .              --       137,724         522      14,069        6,063          491
Expenses:
 Mortality and expense
  risks . . . . . . .          12,643         5,465         387       2,617        1,859          339
                        -------------   -----------  ----------   ---------   ----------   ----------
Net investment income

 (loss) . . . . . . .         (12,643)      132,259         135      11,452        4,204          152
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .        (101,200)      663,998     (45,975)     20,107       82,873      (21,835)
 Net unrealized
  appreciation
  (depreciation)
  during the period .        (287,458)      432,248       2,289     (56,174)      47,295        4,812
                        -------------   -----------  ----------   ---------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments       (388,658)    1,096,246     (43,686)    (36,067)     130,168      (17,023)
                        -------------   -----------  ----------   ---------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $    (401,301)  $ 1,228,505  $  (43,551)  $ (24,615)  $  134,372   $  (16,871)
                        =============   ===========  ==========   =========   ==========   ==========

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                                     SMALL/MID
                                  BOND INDEX                         CAP CORE
                                  SUBACCOUNT                        SUBACCOUNT
                        -------------------------------   ------------------------------
                          2000       1999       1998*       2000       1999       1998*
                        ---------  ----------  ---------  ---------  ---------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $206,555   $ 140,772   $ 23,842   $  2,253   $ 54,784    $     --
 M Fund Inc.  . . . .         --          --         --         --         --          --
                        --------   ---------   --------   --------   --------    --------
Total investment
 income . . . . . . .    206,555     140,772     23,842      2,253     54,784          --
Expenses:
 Mortality and expense
  risks . . . . . . .     12,909      10,636        937      2,315      2,073         535
                        --------   ---------   --------   --------   --------    --------
Net investment income
 (loss) . . . . . . .    193,646     130,136     22,905        (62)    52,711        (535)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (54,090)   (104,174)     1,002     84,929     65,733     (25,196)
 Net unrealized
  appreciation
  (depreciation)
  during
  the period  . . . .     65,510     (78,192)   (10,217)   (10,858)   (10,735)     18,718
                        --------   ---------   --------   --------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments    11,420    (182,366)    (9,215)    74,071     54,998      (6,478)
                        --------   ---------   --------   --------   --------    --------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .   $205,066   $ (52,230)  $ 13,690   $ 74,009   $107,709    $ (7,013)
                        ========   =========   ========   ========   ========    ========


                                                                  FUNDAMENTAL
                                     HIGH YIELD BOND            MID CAP GROWTH
                                       SUBACCOUNT                 SUBACCOUNT
                             --------------------------------  ----------------
                               2000        1999       1998*          2000
                             ----------  ----------  --------  ----------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I . . . . .   $ 163,403   $ 352,641   $ 88,721        $ --
 M Fund Inc. . . . . . . .          --          --         --          --
                             ---------   ---------   --------        ----
Total investment income  .     163,403     352,641     88,721          --
Expenses:
 Mortality and expense
  risks. . . . . . . . . .       7,445      12,206      1,962           1
                             ---------   ---------   --------        ----
Net investment income
 (loss). . . . . . . . . .     155,958     340,435     86,759         (1)
Net realized and unrealized
 gain (loss) on
 investments:
 Net realized gains
  (losses) . . . . . . . .    (100,732)     42,365     64,824          --
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .    (131,236)   (139,659)   149,416         877
                             ---------   ---------   --------        ----
Net realized and unrealized
 gain (loss) on investments   (231,968)    (97,294)   214,240         877
                             ---------   ---------   --------        ----
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $ (76,010)  $ 243,141   $300,999        $876
                             =========   =========   ========        ====

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                       NEW       FIDELITY
                         AIM V.I.   DISCOVERY     VIP II     FIDELITY      TEMPLETON
                          VALUE       SERIES    CONTRAFUND  VIP GROWTH   INTERNATIONAL
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  ----------   -------------
                           2000        2000        2000        2000          2000
                        ----------  ----------  ----------  ----------  ---------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .    $    --     $    --     $    --     $   --         $   --
 M Fund Inc.  . . . .         --          --          --         --             --
                         -------     -------     -------     ------         ------
Total investment
 income . . . . . . .         --          --          --         --             --
Expenses:
 Mortality and expense
  risks . . . . . . .         33          84           6         32             17
                         -------     -------     -------     ------         ------
Net investment income
 (loss) . . . . . . .        (33)        (84)         (6)       (32)           (17)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     (2,026)          6      (3,386)         7            612
 Net unrealized
  appreciation
  (depreciation)
  during
  the period  . . . .     (2,289)     28,003         134      4,523          2,513
                         -------     -------     -------     ------         ------
Net realized and
 unrealized gain
 (loss) on investments    (4,315)     28,009      (3,252)     4,530          3,125
                         -------     -------     -------     ------         ------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .    $(4,348)    $27,925     $(3,258)    $4,498         $3,108
                         =======     =======     =======     ======         ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED JUNE 30,



                                                LARGE CAP GROWTH SUBACCOUNT                     ACTIVE BOND SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $    (74,316)  $ 17,233,439   $  6,143,421   $  1,016,188   $  2,725,206    $  2,097,345
 Net realized gains (losses) . . . . .      2,734,096      5,003,007      1,750,881       (874,542)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .      4,426,209     (2,053,672)     8,041,022        952,272     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      7,085,989     20,182,774     15,935,324      1,093,918       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from

  policyholders  . . . . . . . . . . .     52,259,426     75,667,981     29,859,648     14,410,782     74,595,720      38,567,292
 Net benefits to policyholders . . . .    (34,904,274)   (45,347,424)   (13,281,028)   (18,199,821)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     17,355,152     30,320,557     16,578,620     (3,789,039)     6,283,400      11,175,975
                                         ------------   ------------   ------------   ------------   ------------   -------------
Net increase (decrease) in net
 assets  . . . . . . . . . . . . . . .     24,441,141     50,503,331     32,513,944     (2,695,121)     5,779,506      13,080,492
Net assets at beginning of period  . .    115,521,551     65,018,220     32,504,276     38,321,473     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $139,962,692   $115,521,551   $ 65,018,220   $ 35,626,352   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============


                                           INTERNATIONAL EQUITY INDEX SUBACCOUNT            SMALL CAP GROWTH SUBACCOUNT
                                         -----------------------------------------   -----------------------------------------
                                             2000           1999          1998           2000           1999           1998
                                         -------------  -------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $    233,608   $    855,417   $ 1,885,059   $    (72,582)  $  3,637,734    $   (22,593)
 Net realized gains  . . . . . . . . .      1,515,308        753,750       152,030      4,544,105      2,548,944         58,729
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . . . . .     (3,395,800)     4,871,167        78,480     (3,503,834)     3,920,455      1,070,805
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (1,646,884)     6,480,334     2,115,569        967,689     10,107,133      1,106,941
From policyholder transactions:
 Net premiums from

  policyholders  . . . . . . . . . . .     42,506,597     53,332,374    10,034,119     58,788,952     52,637,861     12,088,047
 Net benefits to policyholders . . . .    (39,576,115)   (39,209,664)   (8,344,107)   (52,165,304)   (40,800,272)    (6,621,834)
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder transactions  . . .      2,930,482     14,122,710     1,690,012      6,632,648     11,837,589      5,466,213
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net increase in net assets . . . . . .      1,283,598     20,603,044     3,805,581      7,591,337     21,944,722      6,573,154
Net assets at beginning of period  . .     33,198,674     12,595,630     8,790,049     31,022,828      9,078,106      2,504,952
                                         ------------   ------------   -----------   ------------   ------------    -----------
Net assets at end of period  . . . . .   $ 34,482,272   $ 33,198,674   $12,595,630   $ 38,614,165   $ 31,022,828    $ 9,078,106
                                         ============   ============   ===========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                               GLOBAL BALANCED SUBACCOUNT
                                        -----------------------------------------
                                            2000           1999          1998
                                        -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $     55,059   $    358,974   $   176,073
 Net realized gains (losses)  . . . .       (123,229)        15,640        24,206
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .       (109,231)      (173,912)      147,461
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .       (177,401)       200,702       347,740
From policyholder transactions:
 Net premiums from policyholders  . .      2,921,405      6,295,052     3,163,316
 Net benefits to policyholders  . . .     (2,120,585)    (5,007,225)   (1,882,974)
                                        ------------   ------------   -----------
Net increase in net assets resulting
 from policyholder transactions . . .        800,820      1,287,827     1,280,342
                                        ------------   ------------   -----------
Net increase in net assets  . . . . .        623,419      1,488,529     1,628,082
Net assets at beginning of period . .      4,591,856      3,103,327     1,475,245
                                        ------------   ------------   -----------
Net assets at end of period . . . . .   $  5,215,275   $  4,591,856   $ 3,103,327
                                        ============   ============   ===========
                                                  MID CAP GROWTH SUBACCOUNT
                                        ---------------------------------------------
                                            2000            1999             1998
                                        --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .   $    (135,550)  $   6,389,535    $   1,088,251
 Net realized gains (losses)  . . . .       8,716,345       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during                   (13,790,389)
  the period  . . . . . . . . . . . .   -------------      15,078,681        1,184,263
                                                        -------------    -------------
Net increase (decrease) in net assets      (5,209,594)     26,656,234        2,872,133
 resulting from operations  . . . . .
From policyholder transactions:
 Net premiums from policyholders  . .      65,255,866      65,183,285       11,323,614
 Net benefits to policyholders  . . .     (56,671,354)    (41,018,347)      (5,132,055)
                                        -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . .       8,584,512      24,164,938        6,191,559
                                        -------------   -------------    -------------
Net increase in net assets  . . . . .       3,374,918      50,821,172        9,063,692
Net assets at beginning of period . .      63,499,616      12,678,444        3,614,752
                                        -------------   -------------    -------------
Net assets at end of period . . . . .   $  66,874,534   $  63,499,616    $  12,678,444
                                        =============   =============    =============


                                               LARGE CAP VALUE SUBACCOUNT
                                        -----------------------------------------
                                            2000           1999          1998
                                        -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $    277,937   $  1,720,195   $   756,459
 Net realized gains (losses)  . . . .       (232,676)       705,454       330,827
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . .       (596,463)    (2,181,112)      145,355
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . .       (551,202)       244,537     1,232,641
From policyholder transactions:
 Net premiums from policyholders  . .     28,000,911     37,432,039    15,144,316
 Net benefits to policyholders  . . .    (23,591,191)   (27,199,179)   (4,937,583)
                                        ------------   ------------   -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .      4,409,720     10,232,860    10,206,733
                                        ------------   ------------   -----------
Net increase (decrease) in net assets      3,858,518     10,477,397    11,439,374
Net assets at beginning of period . .     27,106,917     16,629,520     5,190,146
                                        ------------   ------------   -----------
Net assets at end of period . . . . .   $ 30,965,435   $ 27,106,917   $16,629,520
                                        ============   ============   ===========
                                                   MONEY MARKET SUBACCOUNT
                                        ---------------------------------------------
                                            2000            1999             1998
                                        --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $   2,109,255   $   2,988,530    $   1,687,016
 Net realized gains (losses)  . . . .              --              --               --
 Net unrealized appreciation
  (depreciation) during                            --              --               --
  the period  . . . . . . . . . . . .   -------------   -------------    -------------
                                                            2,988,530        1,687,016
Net increase (decrease) in net assets       2,109,255
 resulting from operations  . . . . .
From policyholder transactions:
 Net premiums from policyholders  . .     485,999,845     890,376,545      340,377,358
 Net benefits to policyholders  . . .    (442,936,484)   (918,869,964)    (269,723,839)
                                        -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder               43,063,361     (28,493,419)      70,653,519
 transactions . . . . . . . . . . . .   -------------   -------------    -------------

Net increase (decrease) in net assets      45,172,616     (25,504,889)      72,340,535
Net assets at beginning of period . .      61,006,769      86,511,658       14,171,123
                                        -------------   -------------    -------------
Net assets at end of period . . . . .   $ 106,179,385   $  61,006,769    $  86,511,658
                                        =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                 MID CAP VALUE SUBACCOUNT                  SMALL/MID CAP GROWTH SUBACCOUNT
                                         -----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . .   $      5,978   $     41,579   $    75,449   $    (18,930)  $   1,388,661    $    108,037
 Net realized gains (losses) . . . . .        783,358       (860,332)     (538,516)      (567,320)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .        289,049      1,757,919      (830,390)     1,251,426      (1,001,208)        236,333
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      1,078,385        939,166    (1,293,457)       665,176         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders . . .     15,917,480     32,024,751    18,837,112      7,306,590      11,809,133       4,563,154
 Net benefits to policyholders . . . .    (15,399,262)   (29,579,995)   (7,855,945)    (8,233,390)     (9,775,543)     (6,481,542)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .        518,218      2,444,756    10,981,167       (926,800)      2,033,590      (1,918,388)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets       1,596,603      3,383,922     9,687,710       (261,624)      2,434,418      (1,341,772)
Net assets at beginning of period  . .     19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period  . . . . .   $ 20,735,136   $ 19,138,533   $15,754,611   $  9,664,207   $   9,925,831    $  7,491,413
                                         ============   ============   ===========   ============   =============    ============


                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                         -----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                         -------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $    304,027   $    515,377   $   283,067   $    597,993   $  22,850,302    $  8,975,814
 Net realized gains (losses) . . . . .         (9,406)      (735,504)     (454,979)     1,331,371       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .      1,465,596         80,925      (698,676)    (3,257,862)     (5,814,839)      7,759,307
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .      1,760,217       (139,202)     (870,588)    (1,328,498)     23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders . . .     33,616,441     22,699,314     6,964,604     43,866,020     196,639,863      60,975,616
 Net benefits to policyholders . . . .    (24,788,136)   (18,093,640)   (5,513,221)   (42,336,871)   (106,763,955)    (31,360,866)
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions  . . .      8,828,305      4,605,674     1,451,383      1,529,149      89,875,908      29,614,750
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets . . . . . .     10,588,522      4,466,472       580,795        200,651     113,118,624      48,411,083
Net assets at beginning of period  . .      9,238,646      4,772,174     4,191,379    209,525,899      96,407,275      47,996,192
                                         ------------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period  . . . . .   $ 19,827,168   $  9,238,646   $ 4,772,174   $209,726,550   $ 209,525,899    $ 96,407,275
                                         ============   ============   ===========   ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                     MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                          -----------------------------------------   ------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income    . . . . . . .   $  1,578,554   $ 10,756,436   $ 3,484,281   $    413,695   $    907,486    $    926,217
 Net realized gains (losses)  . . . . .       (259,619)     2,233,258       278,186       (190,959)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . . .       (110,575)    (6,419,069)    1,791,231        169,777        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations  . . . . . . . . . . .      1,208,360      6,570,625     5,553,698        392,513        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders  . . .     22,089,393    113,292,872    21,019,273     14,314,278     41,259,110      27,490,588
 Net benefits to policyholders  . . . .    (19,693,945)   (34,219,380)   (8,281,600)   (11,482,789)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . . .      2,395,448     79,073,492    12,737,673      2,831,489     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets .      3,603,808     85,644,117    18,291,371      3,224,002     (7,517,518)      6,770,351
Net assets at beginning of period . . .    125,710,809     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period . . . . . .   $129,314,617   $125,710,809   $40,066,692   $ 14,952,990   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============


                                            SMALL CAP VALUE SUBACCOUNT                INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                  ----------------------------------------------   ---------------------------------------------
                                      2000            1999             1998            2000           1999             1998
                                  -------------  ---------------  ---------------  -------------  -------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income  . . . .   $    140,965   $      344,711   $       14,015   $     77,147   $  2,006,004    $        53,396
 Net realized gains (losses)  .         45,176         (979,002)          (9,919)     2,289,932      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . .        151,771          325,684         (523,693)    (3,683,990)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . . .        337,912         (308,607)        (519,597)    (1,316,911)     7,732,766          1,353,307
From policyholder transactions:
 Net premiums from policyholders    13,651,361       39,172,672       11,420,833     44,500,103     43,216,216         23,844,756
 Net benefits to policyholders      (9,715,462)     (30,591,417)      (4,363,378)   (33,987,289)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . .      3,935,899        8,581,255        7,057,455     10,512,814      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets  . .      4,273,811        8,272,648        6,537,858      9,195,903     12,576,519         12,922,976
Net assets at beginning of
 period . . . . . . . . . . . .     18,783,396       10,510,748        3,972,890     31,535,049     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period . .   $ 23,057,207   $   18,783,396   $   10,510,748   $ 40,730,952   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                   EQUITY INDEX SUBACCOUNT
                                         -------------------------------------------
                                             2000           1999            1998
                                         -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $    607,261   $   5,503,450   $  1,211,729
 Net realized gains (losses) . . . . .      3,352,907       7,681,081        691,270
 Net unrealized appreciation
  (depreciation) during
  the period . . . . . . . . . . . . .     (4,597,742)      4,678,509      6,098,919
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .       (637,574)     17,863,040      8,001,918
From policyholder transactions:
 Net premiums from policyholders . . .     60,696,851     225,994,914     60,690,933
 Net benefits to policyholders . . . .    (37,454,370)   (147,909,470)   (31,166,123)
                                         ------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .     23,242,481      78,085,444     29,524,810
                                         ------------   -------------   ------------
Net increase (decrease) in net assets      22,604,907      95,948,484     37,526,728
Net assets at beginning of period  . .     49,913,131      53,964,647     16,437,919
                                         ------------   -------------   ------------
Net assets at end of period  . . . . .   $ 72,518,038   $  49,913,131   $ 53,964,647
                                         ============   =============   ============
                                                   GLOBAL BOND SUBACCOUNT
                                         ------------------------------------------
                                             2000            1999           1998
                                         --------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income   . . . . . . .   $      95,498   $    424,767    $   283,651
 Net realized gains (losses) . . . . .        (278,305)      (204,675)        81,659
 Net unrealized appreciation

  (depreciation) during                        387,581       (433,526)        43,608
  the period . . . . . . . . . . . . .   -------------   ------------    -----------

Net increase (decrease) in net assets          204,774       (213,434)       408,918
 resulting from operations . . . . . .
From policyholder transactions:
 Net premiums from policyholders . . .       3,569,560     11,387,398      9,258,713
 Net benefits to policyholders . . . .      (5,829,975)   (10,615,019)    (3,008,341)
                                         -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder                (2,260,415)       772,379      6,250,372
 transactions. . . . . . . . . . . . .   -------------   ------------    -----------

Net increase (decrease) in net assets       (2,055,641)       558,945      6,659,290
Net assets at beginning of period  . .       8,838,516      8,279,571      1,620,281
                                         -------------   ------------    -----------
Net assets at end of period  . . . . .   $   6,782,875   $  8,838,516    $ 8,279,571
                                         =============   ============    ===========


                                                  TURNER CORE GROWTH SUBACCOUNT
                                            ------------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $    183,362   $ 1,315,438   $      77,203
 Net realized gains . . . . . . . . . . .      2,411,545     1,038,462         156,278
 Net unrealized appreciation
  (depreciation) during
  the period  . . . . . . . . . . . . . .     (1,758,048)    1,626,646         562,620
                                            ------------   -----------   -------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .        836,859     3,980,546         796,101
From policyholder transactions:
 Net premiums from policyholders  . . . .     22,340,884    23,098,524       4,779,974
 Net benefits to policyholders  . . . . .    (26,498,181)   (9,308,254)     (1,690,860)
                                            ------------   -----------   -------------
Net increase (decrease) in net assets
 resulting from policyholder transactions     (4,157,297)   13,790,270       3,089,114
                                            ------------   -----------   -------------
Net increase in net assets  . . . . . . .     (3,320,438)   17,770,816       3,885,215
Net assets at beginning of period . . . .     22,671,005     4,900,189       1,014,974
                                            ------------   -----------   -------------
Net assets at end of period . . . . . . .   $ 19,350,567   $22,671,005   $   4,900,189
                                            ============   ===========   =============
                                            BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ----------------------------------------
                                                2000          1999           1998
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $    277,814   $   515,681    $   343,646
 Net realized gains . . . . . . . . . . .        181,342       507,727         89,337
 Net unrealized appreciation
  (depreciation) during                          784,685     3,486,097         91,915
  the period  . . . . . . . . . . . . . .   ------------   -----------    -----------

Net increase in net assets resulting from      1,243,841     4,509,505        524,898
 operations . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . .      9,965,330    12,134,533      5,520,633
 Net benefits to policyholders  . . . . .     (3,861,316)   (5,569,496)    (2,041,375)
                                            ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions      6,104,014     6,565,037      3,479,258
                                            ------------   -----------    -----------
Net increase in net assets  . . . . . . .      7,347,855    11,074,542      4,004,156
Net assets at beginning of period . . . .     17,415,296     6,340,754      2,336,598
                                            ------------   -----------    -----------
Net assets at end of period . . . . . . .   $ 24,763,151   $17,415,296    $ 6,340,754
                                            ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                                                              CLIFTON ENHANCED U.S. EQUITY
                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT                   SUBACCOUNT
                                            ------------------------------------------   ---------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $     533,153   $    449,994   $     9,897   $   241,417   $   518,137    $    68,233
 Net realized gains (losses)  . . . . . .       3,686,537        624,068      (445,752)      105,370       264,436         87,723
 Net unrealized appreciation

  (depreciation) during the period  . . .      (2,068,274)     3,431,408       432,064      (545,352)      151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . .       2,151,416      4,505,470        (3,791)     (198,565)      934,135        245,633
From policyholder transactions:
 Net premiums from policyholders  . . . .      16,538,331     25,135,447    13,982,031     6,521,334     6,480,741      3,031,309
 Net benefits to policyholders  . . . . .     (14,603,126)   (22,331,613)   (9,695,520)   (3,399,109)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . .       1,935,205      2,803,834     4,286,511     3,122,225     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets  . . . . . . .       4,086,621      7,309,304     4,282,720     2,923,660     4,263,597      1,977,412
Net assets at beginning of period . . . .      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period . . . . . . .   $  21,071,643   $ 16,985,022   $ 9,675,718   $ 9,661,874   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========


                                                                                          INTERNATIONAL OPPORTUNITIES II
                                       EMERGING MARKETS EQUITY SUBACCOUNT                           SUBACCOUNT
                                 ----------------------------------------------   ----------------------------------------------
                                     2000           1999             1998*            2000           1999              1998*
                                 -------------  --------------  ----------------  -------------  --------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $    (12,643)  $     132,259   $           135   $     11,452   $       4,204    $           152
 Net realized gains (losses) .       (101,200)        663,998           (45,975)        20,107          82,873            (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .       (287,458)        432,248             2,289        (56,174)         47,295              4,812
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .       (401,301)      1,228,505           (43,551)       (24,615)        134,372            (16,871)
From policyholder transactions:
 Net premiums from

  policyholders. . . . . . . .     38,341,068      18,579,194         2,434,226      3,547,466       3,151,983          2,372,034
 Net benefits to policyholders    (35,650,812)    (16,271,324)       (2,203,670)    (3,048,011)     (2,613,505)        (2,191,135)
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions. . . . . . . . .      2,690,256       2,307,870           230,556        499,455         538,478            180,899
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net increase in net assets . .      2,288,955       3,536,375           187,005        474,840         672,850            164,028
Net assets at beginning of
 period. . . . . . . . . . . .      3,723,380         187,005                 0        836,878         164,028                  0
                                 ------------   -------------   ---------------   ------------   -------------    ---------------
Net assets at end of period  .   $  6,012,335   $   3,723,380   $       187,005   $  1,311,718   $     836,878    $       164,028
                                 ============   =============   ===============   ============   =============    ===============

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                                                               BOND INDEX                           SMALL/MID CAP CORE
                                                               SUBACCOUNT                               SUBACCOUNT
                                                 --------------------------------------   --------------------------------------
                                                    2000          1999         1998*         2000          1999          1998*
                                                 ------------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . . . .   $   193,646   $   130,136   $   22,905   $       (62)  $    52,711    $     (535)
 Net realized gains (losses) . . . . . . . . .       (54,090)     (104,174)       1,002        84,929        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .        65,510       (78,192)     (10,217)      (10,858)      (10,735)       18,718
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .       205,066       (52,230)      13,690        74,009       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders . . . . . . .     6,026,847     6,471,518    1,176,234     8,814,315     5,817,483     1,089,030
 Net benefits to policyholders . . . . . . . .    (3,737,455)   (2,358,694)    (124,467)   (8,093,062)   (5,611,532)     (778,864)
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . . .     2,289,392     4,112,824    1,051,767       721,253       205,951       310,166
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . . .     2,494,458     4,060,594    1,065,457       795,262       313,660       303,153
Net assets at beginning of period  . . . . . .     5,126,051     1,065,457            0       616,813       303,153             0
                                                 -----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . . .   $ 7,620,509   $ 5,126,051   $1,065,457   $ 1,412,075   $   616,813    $  303,153
                                                 ===========   ===========   ==========   ===========   ===========    ==========


                                                HIGH YIELD BOND
                                                   SUBACCOUNT

                                    ----------------------------------------
                                       2000           1999           1998*
                                    ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income  . . . . .   $   155,958   $    340,435    $    86,759
 Net realized gains (losses)  . .      (100,732)        42,365         64,824
 Net unrealized appreciation

  (depreciation) during the period     (131,236)      (139,659)       149,416
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations       (76,010)       243,141        300,999
From policyholder transactions:
 Net premiums from policyholders      3,701,759     19,870,990      6,683,673
 Net benefits to policyholders  .    (3,835,440)   (20,368,501)    (2,457,088)
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions  . . .      (133,681)      (497,511)     4,226,585
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets . . . . . . . . . . . . .      (209,691)      (254,370)     4,527,584
Net assets at beginning of period     4,273,214      4,527,584              0
                                    -----------   ------------    -----------
Net assets at end of period . . .   $ 4,063,523   $  4,273,214    $ 4,527,584
                                    ===========   ============    ===========

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED JUNE 30,



                        FUNDAMENTAL                  NEW       FIDELITY    FIDELITY
                          MID CAP      AIM V.I.    DISCOVERY    VIP II       VIP         TEMPLETON
                           GROWTH       VALUE       SERIES    CONTRAFUND    GROWTH     INTERNATIONAL
                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ------------  ----------  ----------  ----------  ----------  ---------------
                            2000         2000        2000        2000        2000          2000
                        ------------  ----------  ----------  ----------  ----------  ---------------
Increase (decrease) in net assets from operations:

 Net investment income
  (loss). . . . . . .     $    (1)    $     (33)  $    (84)   $      (6)   $   (32)     $     (17)
 Net realized gains
  (losses). . . . . .           0        (2,026)         6       (3,386)         7            612
 Net unrealized
  appreciation
  (depreciation)
  during the period .         877        (2,289)    28,003          134      4,523          2,513
                          -------     ---------   --------    ---------    -------      ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .         876        (4,348)    27,925       (3,258)     4,498          3,108
From policyholder
 transactions:
 Net premiums from
  policyholders . . .      19,529       301,720    295,000      324,607     75,543        455,074
 Net benefits to
  policyholders . . .           0      (198,193)       (46)    (301,222)       (53)      (307,330)
                          -------     ---------   --------    ---------    -------      ---------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .      19,529       103,527    294,954       23,385     75,490        147,744
                          -------     ---------   --------    ---------    -------      ---------
Net increase in net
 assets . . . . . . .      20,405        99,179    322,879       20,127     79,988        150,852
Net assets at
 beginning of period            0             0          0            0          0              0
                          -------     ---------   --------    ---------    -------      ---------
Net assets at end of
 period . . . . . . .     $20,405     $  99,179   $322,879    $  20,127    $79,988      $ 150,852
                          =======     =========   ========    =========    =======      =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                  JUNE 30, 2000

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-three subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The thirty-three Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced U.S. Equity (formerly, Enhanced U.S. Equity), Emerging Markets Equity, International Opportunities II (formerly, Global Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Fundamental Mid Cap Growth, AIM V.I. Value, New Discovery Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, and Templeton International Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At June 30, 2000, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at June 30, 2000 were as follows:

         PORTFOLIO           SHARES OWNED      COST          VALUE
         ---------           ------------  ------------  --------------
Large Cap Growth . . . . .     4,849,462   $123,194,174   $139,962,692
Active Bond. . . . . . . .     3,874,512     38,257,002     35,626,352
International Equity Index     1,861,146     33,149,994     34,482,272
Small Cap Growth . . . . .     1,914,842     34,454,118     38,614,165
Global Balanced. . . . . .       515,617      5,397,773      5,215,275
Mid Cap Growth . . . . . .     2,386,951     58,721,939     66,874,534
Large Cap Value. . . . . .     2,373,079     32,589,463     30,965,435
Money Market . . . . . . .    10,612,665    106,183,237    106,179,385
Mid Cap Value. . . . . . .     1,537,316     20,407,887     20,735,136
Small/Mid Cap Growth . . .       634,316      9,361,832      9,664,207
Real Estate Equity . . . .     1,563,808     19,502,392     19,827,168
Growth & Income. . . . . .    10,573,323    204,640,498    209,726,550
Managed. . . . . . . . . .     8,379,360    131,570,457    129,314,617
Short Term Bond. . . . . .     1,533,368     15,459,641     14,952,990
Small Cap Value. . . . . .     2,102,924     24,087,256     23,057,207
International Opportunities    2,800,216     37,804,122     40,730,952
Equity Index . . . . . . .     8,517,628    158,210,577    172,518,038
Global Bond. . . . . . . .       677,499      7,002,271      6,782,875
Turner Core Growth . . . .        81,169     21,806,142     19,350,567
Brandes International
 Equity. . . . . . . . . .     1,511,593     13,549,208     24,763,151
Frontier Capital
 Appreciation. . . . . . .       889,489     16,547,489     21,071,643
Clifton Enhanced US
 Equity. . . . . . . . . .       485,524      6,331,067      9,661,874
Emerging Markets . . . . .       526,597      5,201,315      6,012,335
International
    Opportunities II . . .       109,154      1,232,932      1,311,718
Bond Index . . . . . . . .       810,548      7,747,650      7,620,509
Small Mid Cap CORE . . . .       137,033      1,349,230      1,412,075
High-Yield . . . . . . . .       477,718      4,142,675      4,063,523
Fundamental Mid Cap Growth         1,200         19,528         20,405
AIM V.I. Value . . . . . .         2,969         99,443         99,180
New Discovery Series . . .        17,586        294,884        322,881
Fidelity VIP II Contrafund           804         16,875         20,127
Fidelity VIP Growth. . . .         1,557         75,473         79,989
Templeton International. .         7,853        148,952        150,853

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS (CONTINUED)

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 2000 were as follows:

              PORTFOLIO                 PURCHASES        SALES
              ---------                ------------  -------------
Large Cap Growth . . . . . . . . . .   $ 29,329,448   $12,047,499
Active Bond. . . . . . . . . . . . .      7,716,510    10,489,149
International Equity Index . . . . .     17,045,896    13,881,519
Small Cap Growth . . . . . . . . . .     26,140,733    19,589,311
Global Balanced. . . . . . . . . . .      2,196,143     1,340,216
Mid Cap Growth . . . . . . . . . . .     37,093,206    28,643,640
Large Cap Value. . . . . . . . . . .     13,666,105     8,978,183
Money Market . . . . . . . . . . . .    132,183,644    87,007,175
Mid Cap Value. . . . . . . . . . . .      6,316,325     5,788,939
Small/Mid Cap Growth . . . . . . . .      3,375,804     4,321,441
Real Estate Equity . . . . . . . . .     16,395,846     7,263,356
Growth & Income. . . . . . . . . . .     14,294,301    12,164,954
Managed. . . . . . . . . . . . . . .     12,738,146     8,762,379
Short-Term U.S. Government . . . . .      9,609,491     6,364,221
Small Cap Value. . . . . . . . . . .      7,099,451     3,022,358
International Opportunities. . . . .     24,437,465    13,847,145
Equity Index . . . . . . . . . . . .     42,348,010    18,496,923
Global Bond. . . . . . . . . . . . .      2,533,200     4,698,051
Turner Core Growth . . . . . . . . .              0             0
Brandes International Equity . . . .              0             0
Frontier Capital Appreciation. . . .              0             0
Clifton Enhanced US Equity . . . . .              0             0
Emerging Markets . . . . . . . . . .     14,283,977    11,606,307
International Opportunities II . . .      2,092,407     1,581,482
Bond Index . . . . . . . . . . . . .      3,684,786     1,201,679
Small Mid Cap CORE . . . . . . . . .      2,077,976     1,356,772
High Yield Bond. . . . . . . . . . .      2,786,550     2,764,235
Fundamental Mid Cap Growth . . . . .              0             0
AIM V.I. Value . . . . . . . . . . .              0             0
New Discovery Series . . . . . . . .              0             0
Fidelity VIP II Contrafund . . . . .              0             0
Fidelity VIP Growth. . . . . . . . .              0             0
Templeton International. . . . . . .              0             0

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation   shares   attributable  to  net  assets  of  policyholders   and
accumulation share values for each portfolio at June 30, 2000 were as follows:

                                       VEP CLASS #1                 VEP CLASS #2                 VEP CLASS #3
                                ---------------------------  ---------------------------  ---------------------------
                                ACCUMULATION  ACCUMULATION   ACCUMULATION  ACCUMULATION   ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES      SHARES     SHARE VALUES      SHARES      SHARE VALUES
---------                       ------------  -------------  ------------  -------------  ------------  ---------------
Large Cap Growth                   537,965        36.03         492,996        36.15        135,475          36.26
Active Bond                        233,844        14.22         174,990        14.26         37,880          14.31
International Equity Index         253,026        16.55         187,338        16.64          6,384          16.70
Small Cap Growth                   232,913        22.80         261,061        22.84         41,970          22.89
Global Balanced                     17,635        12.66          89,308        12.68         16,270          12.71
Mid Cap Growth                     279,087        33.98         205,937        34.05         67,794          34.12
Large Cap Value                    210,063        15.73         197,584        15.76         25,556          15.79
Money Market                       698,349        13.43       1,348,986        13.47        320,780          13.51
Mid Cap Value                      114,583        14.81          51,945        14.84          4,132          14.87
Small/Mid Cap Growth                89,083        21.40          90,352        21.46          5,734          21.53
Real Estate Equity                 107,483        16.32          57,887        16.37        221,806          16.43
Growth & Income                  1,030,086        30.67         618,930        30.77        188,739          30.87
Managed                            573,827        21.07         272,670        21.14         35,242          21.20
Short-Term Bond                     86,767        13.32         106,729        13.36         10,815          13.40
Small Cap Value                    122,705        12.41          88,704        12.44         24,207          12.46
International Opportunities        159,417        15.83         203,984        15.87         14,705          15.90
Equity Index                       587,297        22.87         624,209        22.92        246,373          22.97
Global Bond                         61,189        12.50          49,459        12.52         19,899          12.55
Turner Core Growth                  26,973        29.67          15,373        29.73              0          29.80
Brandes International Equity        24,380        17.55          33,462        17.59              0          17.64
Frontier Capital Appreciation       21,833        26.14          14,354        26.20              0          26.25
Clifton Enhanced U.S. Equity         4,521        16.98               0        17.00              0          17.03
Emerging Markets Equity             81,008        11.87          86,902        11.88         17,124          11.89
International Opportunities II      29,808        12.20          31,583        12.21          2,696          12.23
Bond Index                         102,163        10.71          64,884        10.72         64,762          10.73
Small/Mid Cap CORE                  23,891        11.26          17,194        11.27          4,107          11.28
High Yield Bond                     53,628         9.87          43,805         9.88          2,247           9.89
Fundamental Mid Cap Growth           1,626        12.55               0        12.55              0          12.55
AIM V.I. Value                       3,936         9.87               0         9.87              0           9.87
New Discovery Series                     0        11.10               0        11.10              0          11.10
Fidelity VIP II Contrafund              30        10.22               0        10.22              0          10.22
Fidelity VIP Growth                  3,709        10.66               0        10.66              0          10.66
Templeton International                  0        10.11               0        10.11              0          10.11

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI CLASS #4             V COLI CLASS #5             V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                  656,260        36.40        257,435        36.44        286,766         36.47
Active Bond                        15,096        15.13        603,645        15.14        452,608         15.16
International Equity Index         43,882        15.42        155,946        15.43        215,996         15.45
Small Cap Growth                  122,919        23.23        141,128        23.25         46,717         23.27
Global Balanced                    38,720        12.90         10,108        12.91         54,885         12.92
Mid Cap Growth                    128,031        34.63         89,731        34.65         63,109         34.67
Large Cap Value                   112,093        16.03         56,194        16.04        417,402         16.05
Money Market                      196,820        13.39         16,175        13.40        148,908         13.42
Mid Cap Value                      89,613        15.09         18,805        15.10        239,528         15.11
Small/Mid Cap Growth               27,132        21.45            378        21.47         23,248         21.50
Real Estate Equity                128,413        16.95        143,737        16.97        197,963         16.99
Growth & Income                   594,664        30.69        523,471        30.72         25,448         30.76
Managed                           237,562        21.88        115,789        21.91        115,065         21.93
Short-Term Bond                   207,003        13.60        412,601        13.61              0         13.63
Small Cap Value                    34,631        12.65         21,107        12.66        275,960         12.67
International Opportunities       248,993        16.14        274,408        16.15        103,553         16.16
Equity Index                      385,480        23.31        118,709        23.33        573,858         23.34
Global Bond                        63,318        12.74          4,998        12.75              0         12.76
Turner Core Growth                  4,794        30.28         20,069        30.30              0         30.33
Brandes International Equity       97,992        17.91        107,630        17.93         53,047         17.95
Frontier Capital Appreciation      88,691        26.68         66,885        26.69              0         26.72
Clifton Enhanced U.S. Equity       62,494        17.22         80,906        17.22              0         17.23
Emerging Markets Equity             9,109        11.99         39,251        11.99              0         11.99
International Opportunities II          0        12.33              0        12.33              0         12.33
Bond Index                          5,049        10.82         19,587        10.83              0         10.83
Small/Mid Cap CORE                      0        11.38              0        11.38              0         11.38
High Yield Bond                     3,390         9.98              0         9.98          8,354          9.98
Fundamental Mid Cap Growth              0        11.02              0        11.02              0         11.02
AIM V.I. Value                          0         9.55              0         9.55              0          9.55
New Discovery Series                    0        10.64              0        10.65              0         10.65
Fidelity VIP II Contrafund              0         9.99              0         9.99              0          9.99
Fidelity VIP Growth                     0        10.25              0        10.25              0         10.25
Templeton International                 0        10.60              0        10.60              0         10.60

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                   MEDALLION EXECUTIVE
                                       VLI CLASS #7               MVEP CLASS #8               MVUL CLASS #9
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                   116,600       83.98         818,698       26.19        351,348         23.33
Active Bond                         61,302       24.13         313,740       12.84        344,746         12.09
International Equity Index         154,944       26.08         782,949       14.27        222,369         14.73
Small Cap Growth                   181,373       22.82         238,097       23.06        205,968         25.92
Global Balanced                     67,046       12.67          42,577       12.80         39,098         12.27
Mid Cap Growth                     239,385       34.02         367,485       34.37        138,068         38.12
Large Cap Value                    339,911       15.74         174,739       15.91        117,629         13.61
Money Market                       408,415       18.58       1,280,481       12.28        315,719         11.74
Mid Cap Value                      420,027       14.82         260,399       14.98         60,746         12.66
Small/Mid Cap Growth                 6,155       21.43         243,378       13.69         41,310         13.93
Real Estate Equity                  62,138       25.09         201,437       19.23         42,565         10.83
Growth & Income                    819,706       67.63       1,283,758       21.75        415,131         19.01
Managed                          2,303,473       40.02         213,655       16.99         86,308         15.53
Short-Term Bond                     82,590       13.34          44,119       12.26         94,438         11.76
Small Cap Value                    635,265       12.43         355,740       12.56        106,344         11.92
International Opportunities        665,897       15.86         268,074       16.02        484,313         15.33
Equity Index                       678,628       22.90       1,184,989       23.14        773,513         19.74
Global Bond                        116,046       12.51          88,071       12.64         68,278         11.93
Turner Core Growth                       0       27.61         215,390       26.95         68,280         25.90
Brandes International Equity             0       17.80               0       17.19         65,376         18.37
Frontier Capital Appreciation            0       24.60               0       22.13         82,469         21.42
Clifton Enhanced U.S. Equity             0       12.87               0       17.12        160,901         17.12
Emerging Markets Equity             31,882       11.88          88,222       11.94         92,679         11.94
International Opportunities II       3,429       12.21          24,319       12.27            844         12.28
Bond Index                          21,473       10.72          21,624       10.77            174         10.78
Small/Mid Cap CORE                   1,231       11.27          20,797       11.33          1,226         11.33
High Yield Bond                     39,774        9.88          92,930        9.93         81,701          9.93
Fundamental Mid Cap Growth               0       11.02               0       12.56              0         11.02
AIM V.I. Value                           0        9.54           5,155        9.88              0          9.55
New Discovery Series                     0       10.64          29,076       11.11              0         10.64
Fidelity VIP II Contrafund               0        9.98               0       10.23              0          9.99
Fidelity VIP Growth                  1,980       10.24               0       10.67              0         10.25
Templeton International                  0       10.60          14,196       10.11              0         10.60

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                       ------------  ------------  ------------  ------------  ------------   ------------
Large Cap Growth                   286,862       23.33        294,419        26.19          3,879          86.16
Active Bond                        154,851       12.09        114,636        12.84              0          29.22
International Equity Index          59,837       14.73         78,792        14.27          2,147          27.62
Small Cap Growth                    68,282       25.92        100,523        23.06              0          23.40
Global Balanced                     29,924       12.27          5,692        12.80              0          12.90
Mid Cap Growth                     158,424       38.12        171,055        34.37          6,364          34.86
Large Cap Value                    122,195       13.61        207,621        15.91              0          16.14
Money Market                     2,591,514       11.74        300,260        12.28         54,988          13.46
Mid Cap Value                       85,110       12.66         64,180        14.98              0          15.20
Small/Mid Cap Growth                18,565       13.93         19,363        13.69              0          22.24
Real Estate Equity                  17,774       10.83         34,869        13.92              0          26.35
Growth & Income                  1,088,676       19.01        271,319        21.75          2,135          81.14
Managed                             90,276       15.53         58,406        16.99          1,481          47.44
Short-Term Bond                     42,209       11.76         36,660        12.26          5,127          13.84
Small Cap Value                     46,049       11.92        137,025        12.56              0          12.74
International Opportunities         55,835       15.33         88,759        16.02              0          16.25
Equity Index                     2,042,059       19.74        621,198        23.14         10,824          23.47
Global Bond                         44,341       11.93         28,907        12.64              0          12.83
Turner Core Growth                 166,332       25.90        202,145        26.95              0          30.51
Brandes International Equity       172,977       18.37        274,521        17.19              0          18.05
Frontier Capital Appreciation      108,198       21.42        106,028        22.13              0          25.83
Clifton Enhanced U.S. Equity        46,767       17.12         48,373        17.12              0          17.30
Emerging Markets Equity             32,899       11.94         24,646        11.94              0          12.03
International Opportunities II       9,104       12.27          4,356        12.27              0          12.37
Bond Index                         146,467       10.77        261,447        10.77              0          10.86
Small/Mid Cap CORE                  16,316       11.33         38,984        11.33              0          11.41
High Yield Bond                     23,040        9.93         60,673         9.93              0          10.01
Fundamental Mid Cap Growth               0       11.02              0        12.56              0          18.32
AIM V.I. Value                         991        9.55              0         9.55              0          39.72
New Discovery Series                     0       10.64              0        11.11              0          19.19
Fidelity VIP II Contrafund           1,938        9.99              0        10.23              0          33.44
Fidelity VIP Growth                  1,888       10.25              0        10.67              0         102.05
Templeton International                  0       10.60              0        10.11              0          25.87

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
PORTFOLIO                          SHARES      SHARE VALUES
---------                       ------------   ------------
Large Cap Growth                    2,316          86.16
Active Bond                            21          29.22
International Equity Index          3,005          27.62
Small Cap Growth                    4,238          23.40
Global Balanced                         0          12.90
Mid Cap Growth                      4,655          34.86
Large Cap Value                     3,092          16.14
Money Market                      288,791          13.46
Mid Cap Value                         835          15.20
Small/Mid Cap Growth                1,930          22.24
Real Estate Equity                     57          26.35
Growth & Income                     1,481          81.14
Managed                            17,796          47.44
Short-Term Bond                     1,970          13.84
Small Cap Value                     2,378          12.74
International Opportunities         3,842          16.25
Equity Index                       35,759          23.47
Global Bond                            97          12.83
Turner Core Growth                                 30.51
Brandes International Equity            0          18.05
Frontier Capital Appreciation           0          25.83
Clifton Enhanced U.S. Equity            0          17.30
Emerging Markets Equity             1,521          12.03
International Opportunities II        806          12.37
Bond Index                            826          10.85
Small/Mid Cap CORE                  1,138          11.41
High Yield Bond                       307          10.01
Fundamental Mid Cap Growth              0          18.22
AIM V.I. Value                          0          39.72
New Discovery Series                    0          19.19
Fidelity VIP II Contrafund              0          33.44
Fidelity VIP Growth                     0         102.05
Templeton International                 0          25.87

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
                        -------------------------------------------------------
ASSETS

Cash  . . . . . . . .   $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         21,617       12,536           419        208,513
 M Fund Inc.  . . . .             --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets  . . . .    115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:

 John Hancock Variable
  Life Insurance
  Company . . . . . .         20,467       12,194            75        208,172
 M Fund Inc.  . . . .             --           --            --             --
Asset charges payable          9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities . .         29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets  . . . . .   $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========


                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
                         ------------------------------------------------------
ASSETS

Cash . . . . . . . . .    $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .     4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value .            --             --           --            --
Receivable from:
 John Hancock Varidable
  Series Trust I . . .            52         27,659       12,738     1,396,082
 M Fund Inc. . . . . .            --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets . . . . .     4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .             9         26,980       12,479     1,395,329
 M Fund Inc. . . . . .            --             --           --            --
Asset charges payable            348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities  . .           357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets . . . . . .    $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash  . . . . . . . .   $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         38,609         580,155            88        330,982
 M Fund Inc.  . . . .             --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets  . . . .     19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         38,404         580,049            --        328,424
 M Fund Inc.  . . . .             --              --            --             --
Asset charges payable          1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities . .         40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets  . . . . .   $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============


                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
                        -------------------------------------------------------
ASSETS
Cash  . . . . . . . .   $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         34,311          215      189,514          1,308
 M Fund Inc.  . . . .             --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets  . . . .    125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .         32,402          114      189,306            955
 M Fund Inc.  . . . .             --           --           --             --
Asset charges payable         15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities . .         47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets  . . . . .   $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
                         ------------------------------------------------------
ASSETS
Cash . . . . . . . . .   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value . . . . . . . .    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value .             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I . . .        126,680     766,077          222            271
 M Fund Inc. . . . . .             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets . . . . .    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company. . . . . . .        125,115     765,972           --            122
 M Fund Inc. . . . . .             --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities  . .        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets . . . . . .   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========


                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
                            ---------------------------------------------------
ASSETS
Cash  . . . . . . . . . .   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value  . . .            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value . . . . .    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I  . . . .           771           63          254          24
 M Fund Inc.  . . . . . .            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets  . . . . . .    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:

 John Hancock Variable

  Life Insurance Company            620           --          204          13
 M Fund Inc.  . . . . . .            --           --           --          --
Asset charges payable . .         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities . . . .         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets  . . . . . . .   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                                                       SMALL/ MID
                                                        CAP CORE       HIGH
                                              BOND     SUBACCOUNT     YIELD
                                             INDEX     ----------      BOND
                                           SUBACCOUNT               SUBACCOUNT
                                           ----------              ------------
                                           ------------------------------------
ASSETS

Cash . . . . . . . . . . . . . . . . . .   $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value . . . . . . . . . . . . . . . . .    5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value . . . . . . . . . .           --         --            --
Receivable from:
 John Hancock Variable Series Trust I  .           87          7       906,251
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
                                           ----------   --------    ----------
Total assets . . . . . . . . . . . . . .    5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company. . . . . . . . . . . . . . . .           20         --       906,193
 M Fund Inc. . . . . . . . . . . . . . .           --         --            --
Asset charges payable  . . . . . . . . .          441         63           368
                                           ----------   --------    ----------
Total liabilities  . . . . . . . . . . .          461         63       906,561
                                           ----------   --------    ----------
Net assets . . . . . . . . . . . . . . .   $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                             STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,



                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc.  . . . .            --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income . . . . . . .    17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks . . . . . . .       324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income    17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on investments    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========


                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc.  . . . .           --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income . . . . . . .      936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks . . . . . . .       81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss) . . . . . . .      855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period .    4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on investments   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc.  . . . .           --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income . . . . . . .      372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks . . . . . . .       13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss) . . . . . . .      358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain

 (loss) on investments    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========


                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc.  . . . .            --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income . . . . . . .     1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks . . . . . . .        88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .       705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on investments   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                      MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I . . . . .   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.  . . . . . . . . . . . . . . . . .           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income . . . . . . . . . . . .      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks. . . . . . . . . .       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income . . . . . . . . . . . . .       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  . . . . . . . . .     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========


                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc.  . . . .          --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income . . . . . . .     544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks . . . . . . .      29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period .      80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc.  . . . .            --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income . . . . . . .    11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense

  risks . . . . . . .       495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income    10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on investments   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations . . . . .   $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========


                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc.  . . . .          --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income . . . . . . .     409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks . . . . . . .      64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income     344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period .     325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc.  . . . .            --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income . . . . . . .     5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks . . . . . . .       335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .     7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .     4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========


                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I . . . . . .   $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc.  . . . .           --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income . . . . . . .    1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks . . . . . . .       33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income    1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: . . . .
 Net realized gains .    1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                          FRONTIER CAPITAL APPRECIATION

                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc.  . . . .           --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income . . . . . . .      487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks . . . . . . .       37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income      449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .    3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on investments   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======


                              EMERGING

                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  . .   $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc.  . . . .           --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income . . . . . . .      137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks . . . . . . .        5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period .      432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========

---------
* From July 1, 1997 (commencement of operations). ** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I  . . . . . . . . . . .   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. . . . . . . . . . .         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income  . . . .     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks . .      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) . .     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) . .     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments . . . . .     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from operations  $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . .   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)  . . . . .      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period  . .     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders  . . .     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders  . . . .    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets  . . . . . .     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period . . .     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period . . . . . .   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========


                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . .   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains  . . . . . . . . . . .        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders . . . . .     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders . . . . . .    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets . . . . . . . .     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period  . . . .     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . .   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains . . . . . . . . . .        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period  . .      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . . .       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders  . . .     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders  . . . .    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions . . . .     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  . . . . . .     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period . . .     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period . . . . . .   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============


                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains . . . . . . . . .        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period  .     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations  . . . . . . . . . .        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders  . .     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders  . . .    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period . .     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period . . . . .   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) . . . . . . .       (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations  . . . . . . . . . . . . . . .        939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders . . . . .     32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders . . . . . .    (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets  . .      3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period  . . . .     15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period  . . . . . . .   $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========


                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income  . . . . . . . .   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)  . . . . .       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation

  (depreciation) during the period  . .         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from
 operations . . . . . . . . . . . . . .       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders  . . .     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders  . . . .    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder
 transactions . . . . . . . . . . . . .      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets  . . . . . .      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period . . .      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period . . . . . .   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . .   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses)  . . . . . .      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation

  (depreciation) during the period  . . .     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . .      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders  . . . .    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders  . . . . .    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets . .     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period . . . .     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period . . . . . . .   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========


                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) . . . . . . .       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders . . . . .     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders . . . . . .    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets . . . . . . . .      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period  . . . .     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period  . . . . . . .   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                       EQUITY INDEX SUBACCOUNT
                        -----------------------------------------------------
                                  1999                 1998          1997
                        -------------------------  -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income  $              5,503,450   $  1,211,729   $   378,697
 Net realized gains
  (losses). . . . . .                  7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period .                  4,678,509      6,098,919       392,256
                        ------------------------   ------------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                 17,863,040      8,001,918     1,672,931
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders . . .               (147,909,470)   (31,166,123)   (9,622,006)
                        ------------------------   ------------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                 78,085,444     29,524,810    13,790,681
                        ------------------------   ------------   -----------
Net increase in net
 assets . . . . . . .                 95,948,484     37,526,728    15,463,612
Net assets at
 beginning of period                  53,964,647     16,437,919       974,307
                        ------------------------   ------------   -----------
Net assets at end of
 period . . . . . . .   $            149,913,131   $ 53,964,647   $16,437,919
                        ========================   ============   ===========
                                      GLOBAL BOND SUBACCOUNT
                        --------------------------------------------------
                                 1999                1998           1997
                        ------------------------  ------------  -------------
Increase (decrease) in net assets from operations:

 Net investment income  $               424,767   $   283,651    $   71,030
 Net realized gains                    (204,675)       81,659         8,335
  (losses). . . . . .
 Net unrealized
  appreciation                         (433,526)       43,608       (11,727)
  (depreciation)        -----------------------   -----------    ----------
  during the period .
Net increase                           (213,434)      408,918        67,638
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                   11,387,398     9,258,713     1,828,179
  policyholders . . .
 Net benefits to
  policyholders . . .               (10,615,019)   (3,008,341)     (534,164)
                        -----------------------   -----------    ----------
Net increase in net
 assets resulting from                  772,379     6,250,372     1,294,015
 policyholder           -----------------------   -----------    ----------
 transactions . . . .
Net increase in net                     558,945     6,659,290     1,361,653
 assets . . . . . . .
Net assets at
 beginning of period                  8,279,571     1,620,281       258,628
                        -----------------------   -----------    ----------
Net assets at end of
 period . . . . . . .   $             8,838,516   $ 8,279,571    $1,620,281
                        =======================   ===========    ==========


                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . . .   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains . . . . . . . . . . . . .     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . .     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders  . . . . . . .    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets  . . . . . . . . .    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period . . . . . .     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period . . . . . . . . .   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                                           FRONTIER CAPITAL APPRECIATION
                                                     SUBACCOUNT

                        --------------------------------------------------------------------
                                          1999                        1998          1997
                        -----------------------------------------  ------------  ------------
Increase (decrease) in
 net assets from operations:
 Net investment income  $                                449,994   $     9,897   $   118,150
 Net realized gains
  (losses). . . . . .                                    624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period .                                  3,431,408       432,064      (368,570)
                        ----------------------------------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .                                  4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders . . .                                 25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders . . .                                (22,331,613)   (9,695,520)   (5,969,436)
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .                                  2,803,834     4,286,511     4,060,982
                        ----------------------------------------   -----------   -----------
Net increase in net
 assets . . . . . . .                                  7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period                                   9,675,718     5,392,998       968,078
                        ----------------------------------------   -----------   -----------
Net assets at end of
 period . . . . . . .   $                             16,985,022   $ 9,675,718   $ 5,392,998
                        ========================================   ===========   ===========
                                              ENHANCED U.S.
                                            EQUITY SUBACCOUNT
                        ---------------------------------------------------------
                                     1999                    1998          1997*
                        --------------------------------  ------------  ------------
Increase (decrease) in
net assets from operations:
 Net investment income  $                       518,137   $    68,233    $  14,857
 Net realized gains                             264,436        87,723        4,177
  (losses). . . . . .
 Net unrealized
  appreciation                                  151,562        89,677        6,844
  (depreciation)        -------------------------------   -----------    ---------
  during the period .
Net increase                                    934,135       245,633       25,878
 (decrease) in net
 assets resulting from
 operations . . . . .
From policyholder
 transactions:
 Net premiums from                            6,480,741     3,031,309      475,503
  policyholders . . .
 Net benefits to
  policyholders . . .                        (3,151,279)   (1,299,530)      (4,176)
                        -------------------------------   -----------    ---------
Net increase in net
 assets resulting from                        3,329,462     1,731,779      471,327
 policyholder           -------------------------------   -----------    ---------
 transactions . . . .
Net increase in net                           4,263,597     1,977,412      497,205
 assets . . . . . . .
Net assets at
 beginning of period                          2,474,617       497,205            0
                        -------------------------------   -----------    ---------
Net assets at end of
 period . . . . . . .   $                     6,738,214   $ 2,474,617    $ 497,205
                        ===============================   ===========    =========


                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . .   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) . . . . . . . .        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . .        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . .      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders . . . . . .     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders . . . . . . .    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . .      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets . . . . . . . . .      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period  . . . . .        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period  . . . . . . . .   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
* From July 1, 1997 (commencement of operations). ** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,



                           SMALL/MID CAP CORE                  HIGH YIELD BOND
                               SUBACCOUNT                         SUBACCOUNT
                        ------------------------   ----------------------------------------
                           1999         1998**                1999                 1998**
                        ------------  -----------  ---------------------------  --------------
Increase (decrease) in net assets from operations:

 Net investment income
  (loss). . . . . . .   $    52,711   $     (535)  $                  340,435    $    86,759
 Net realized gains
  (losses). . . . . .        65,733      (25,196)                      42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .       (10,735)      18,718                     (139,659)       149,416
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       107,709       (7,013)                     243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     5,817,483    1,089,030                   19,870,990      6,683,673
 Net benefits to
  policyholders . . .    (5,611,532)    (778,864)                 (20,368,501)    (2,457,088)
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .       205,951      310,166                     (497,511)     4,226,585
                        -----------   ----------   --------------------------    -----------
Net increase
 (decrease) in net
 assets . . . . . . .       313,660      303,153                     (254,370)     4,527,584
Net assets at
 beginning of period        303,153            0                    4,527,584              0
                        -----------   ----------   --------------------------    -----------
Net assets at end of
 period . . . . . . .   $   616,813   $  303,153   $                4,273,214    $ 4,527,584
                        ===========   ==========   ==========================    ===========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
             ---------          --------------------------  --------------
Large Cap Growth  . . . . . .     4,226,550   $108,181,136   $115,521,551
Sovereign Bond  . . . . . . .     4,200,440     40,512,273     38,321,473
International Equity Index  .     1,689,937     29,224,059     33,198,674
Small Cap Growth  . . . . . .     1,622,919     25,907,535     31,022,828
International Balanced  . . .       428,930      4,680,715      4,591,856
Mid Cap Growth  . . . . . . .     2,172,468     46,744,046     63,499,616
Large Cap Value . . . . . . .     2,009,306     28,839,671     27,106,917
Money Market  . . . . . . . .     6,100,677     61,006,768     61,006,769
Mid Cap Value . . . . . . . .     1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth  . . . .       707,222     10,888,164      9,925,831
Real Estate Equity  . . . . .       805,182      9,643,804      9,238,646
Growth & Income . . . . . . .    10,470,370    207,387,033    209,525,899
Managed . . . . . . . . . . .     8,137,552    130,087,567    125,710,809
Short-Term Bond . . . . . . .     1,206,452     11,963,663     11,728,988
Small Cap Value . . . . . . .     1,720,546     18,985,985     18,783,396
International Opportunities .     2,078,452     26,831,679     31,535,049
Equity Index  . . . . . . . .     7,327,855    138,687,664    149,913,131
Global Bond . . . . . . . . .       900,154      9,240,752      8,838,516
Turner Core Growth  . . . . .       988,705     20,433,059     22,671,005
Brandes International Equity      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation       804,225     13,485,020     16,985,022
Enhanced U.S. Equity  . . . .       321,327      6,490,133      6,738,214
Emerging Markets Equity . . .       303,646      3,288,843      3,723,380
Global Equity . . . . . . . .        68,965        784,773        836,878
Bond Index  . . . . . . . . .       550,115      5,214,459      5,126,051
Small/Mid Cap CORE  . . . . .        62,841        608,830        616,813
High Yield Bond . . . . . . .       475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth  . . . . . . . . .   $ 62,265,535   $ 14,711,539
Sovereign Bond  . . . . . . . . . .     38,288,617     29,280,010
International Equity Index  . . . .     32,519,440     17,541,313
Small Cap Growth  . . . . . . . . .     27,757,302     12,281,978
International Balanced  . . . . . .      3,415,587      1,768,784
Mid Cap Growth  . . . . . . . . . .     45,338,211     14,783,738
Large Cap Value . . . . . . . . . .     22,257,609     10,304,554
Money Market  . . . . . . . . . . .    304,141,849    329,646,739
Mid Cap Value . . . . . . . . . . .     15,413,952     12,927,617
Small/Mid Cap Growth  . . . . . . .      8,759,614      5,337,363
Real Estate Equity  . . . . . . . .     13,375,520      8,254,469
Growth & Income . . . . . . . . . .    144,949,345     32,223,136
Managed . . . . . . . . . . . . . .    111,633,323     21,803,394
Short-Term Bond . . . . . . . . . .     17,352,671     24,342,768
Small Cap Value . . . . . . . . . .     16,062,747      7,136,780
International Opportunities . . . .     24,767,973     17,918,215
Equity Index  . . . . . . . . . . .    124,086,502     40,497,607
Global Bond . . . . . . . . . . . .     10,322,531      9,125,384
Turner Core Growth  . . . . . . . .     20,980,047      5,874,338
Brandes International Equity  . . .     10,664,333      3,583,615
Frontier Capital Appreciation . . .     13,387,462     10,133,633
Enhanced U.S. Equity  . . . . . . .      5,925,334      2,077,734
Emerging Markets Equity . . . . . .      9,682,573      7,242,444
Global Equity . . . . . . . . . . .      2,167,637      1,624,954
Bond Index  . . . . . . . . . . . .      5,900,997      1,658,038
Small/Mid Cap CORE  . . . . . . . .      3,312,578      3,053,916
High Yield Bond . . . . . . . . . .     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation   shares   attributable  to  net  assets  of  policyholders   and
accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth  . . . . . .     432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond  . . . . . . .     226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index  .     205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth  . . . . . .     151,029         21.68        131,551        21.71        42,832          21.76
International Balanced  . . .      21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth  . . . . . . .     202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value . . . . . . .     191,629         16.15        140,376        16.18         4,476          16.21
Money Market  . . . . . . . .     613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value . . . . . . . .     106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth  . . . .      83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity  . . . . .      94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income . . . . . . .     945,411         30.90        579,234        31.00       212,540          31.09
Managed . . . . . . . . . . .     554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond . . . . . . .      94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value . . . . . . .     114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities .     115,902         16.52        159,219        16.55         2,521          16.58
Equity Index  . . . . . . . .     442,683         23.06        565,394        23.10       189,577          23.14
Global Bond . . . . . . . . .      55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth  . . . . .      31,697         28.29         15,337        28.36            --             --
Brandes International Equity       18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation      20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity  . . . .       3,102         17.47             --        17.50            --             --
Emerging Markets Equity . . .      31,332         12.77        114,481        12.78         4,803          12.79
Global Equity . . . . . . . .      11,223         12.22         15,873        12.23           777          12.24
Bond Index  . . . . . . . . .      99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE  . . . . .      12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond . . . . . . .      51,021         10.09         40,169        10.10            --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                                            --------------------------------------------------------
Large Cap Growth  . . . . . .     646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond  . . . . . . .      17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index  .      63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth  . . . . . .      90,088         22.04        39,929         22.05        38,804          22.07
International Balanced  . . .      68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth  . . . . . . .     146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value . . . . . . .     151,753         16.42       133,066         16.43       416,273          16.44
Money Market  . . . . . . . .     218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value . . . . . . . .      69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth  . . . .      27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity  . . . . .      58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income . . . . . . .     641,268         30.84       447,326         30.87        16,723          30.91
Managed . . . . . . . . . . .     162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond . . . . . . .      99,163         13.21       351,710         13.22            --             --
Small Cap Value . . . . . . .      32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities .     203,225         16.80       157,727         16.80        74,340          16.81
Equity Index  . . . . . . . .     324,024         23.44        37,253         23.46       533,298          23.47
Global Bond . . . . . . . . .      54,500         12.35         9,809         12.36            --             --
Turner Core Growth  . . . . .       7,772         28.80        12,496         28.83            --             --
Brandes International Equity      104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation      74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity  . . . .      13,962         17.68             1         17.68            --             --
Emerging Markets Equity . . .          --            --        24,692         12.87            --             --
Global Equity . . . . . . . .          --            --            --         12.32            --             --
Bond Index  . . . . . . . . .       2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE  . . . . .          --            --            --         10.84            --             --
High Yield Bond . . . . . . .       1,998         10.18           310         10.18        85,180          10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
                              --------------------------------------------------------------------------------------------
Large Cap Growth  . . . . .         92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond  . . . . . .         57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index         113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth  . . . . .        193,672            21.70          298,417        21.90       197,401          24.61
International Balanced  . .         52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth  . . . . . .        168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value . . . . . .        269,931            16.17          125,284        16.31       115,052          13.95
Money Market  . . . . . . .        280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value . . . . . . .        412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth  . . .          3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity  . . . .         39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income . . . . . .        828,857            68.13        1,383,220        21.88       552,475          19.13
Managed . . . . . . . . . .      2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond . . . . . .         63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value . . . . . .        473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities        559,454            16.54          227,841        16.68       335,763          15.97
Equity Index  . . . . . . .        477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond . . . . . . . .        146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth  . . . .             --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity . . . . . . . . . .             --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation . . . . . . .             --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity  . . .             --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity . .         45,954            12.77           18,062        12.82        40,257          12.82
Global Equity . . . . . . .          2,967            12.23            4,588        12.28        29,228          12.28
Bond Index  . . . . . . . .         18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE  . . . .             --               --           16,742        10.81           477          10.81
High Yield Bond . . . . . .         34,470            10.10           82,547        10.14        72,026          10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
                                ------------------------------------------------------------------------------------
Large Cap Growth  . . . . . .      221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond  . . . . . . .      122,492        11.71        96,742         12.44          --             --
International Equity Index  .       40,197        15.54        68,833         15.05          --             --
Small Cap Growth  . . . . . .      158,068        24.61        34,357         21.90          --             --
International Balanced  . . .       22,819        12.85         3,040         13.41          --             --
Mid Cap Growth  . . . . . . .      291,628        39.83       111,636         35.92          --             --
Large Cap Value . . . . . . .       66,485        13.95        73,993         16.31          --             --
Money Market  . . . . . . . .      575,670        11.42       718,107         11.94          --             --
Mid Cap Value . . . . . . . .       62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth  . . . .       15,710        12.85        20,460         12.63          --             --
Real Estate Equity  . . . . .       10,691         9.54         7,405         12.27          --             --
Growth & Income . . . . . . .    1,047,922        19.13       196,321         21.88          --             --
Managed . . . . . . . . . . .       55,779        15.37        43,618         16.81          --             --
Short-Term Bond . . . . . . .       26,887        11.43        31,697         11.93          --             --
Small Cap Value . . . . . . .       22,247        11.80        40,374         12.43          --             --
International Opportunities .       39,238        15.97        35,379         16.68          --             --
Equity Index  . . . . . . . .    1,960,860        19.87       440,030         23.29          --             --
Global Bond . . . . . . . . .       35,346        11.58        51,458         12.27          --             --
Turner Core Growth  . . . . .      377,311        24.67       142,883         25.66          --             --
Brandes International Equity        82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation       90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity  . . . .       48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity . . .        7,584        12.82         3,832         12.82          --             --
Global Equity . . . . . . . .        1,070        12.28         2,561         12.28          --             --
Bond Index  . . . . . . . . .      137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE  . . . . .       10,536        10.81         8,881         10.81          --             --
High Yield Bond . . . . . . .       15,036        10.14        38,875         10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
                                ----------------------------
Large Cap Growth  . . . . . .        --             --
Sovereign Bond  . . . . . . .        --             --
International Equity Index  .        --             --
Small Cap Growth  . . . . . .        --             --
International Balanced  . . .        --             --
Mid Cap Growth  . . . . . . .        --             --
Large Cap Value . . . . . . .        --             --
Money Market  . . . . . . . .        --             --
Mid Cap Value . . . . . . . .        --             --
Small/Mid Cap Growth  . . . .        --             --
Real Estate Equity  . . . . .        --             --
Growth & Income . . . . . . .        --             --
Managed . . . . . . . . . . .        --             --
Short-Term Bond . . . . . . .        --             --
Small Cap Value . . . . . . .        --             --
International Opportunities .        --             --
Equity Index  . . . . . . . .        --             --
Global Bond . . . . . . . . .        --             --
Turner Core Growth  . . . . .        --             --
Brandes International Equity         --             --
Frontier Capital Appreciation        --             --
Enhanced U.S. Equity  . . . .        --             --
Emerging Markets Equity . . .        --             --
Global Equity . . . . . . . .        --             --
Bond Index  . . . . . . . . .        --             --
Small/Mid Cap CORE  . . . . .        --             --
High Yield Bond . . . . . . .        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .    34                                                41
account value . . . .     9                                                36
Additional Sum Insured   16                                                16
annual processing date   17                                                18
asset-based risk
 charge . . . . . . .    10                                                17
attained age. . . . .    10                                                 5
Basic Sum Insured . .    16                                                15
beneficiary . . . . .    44                                                11
business day. . . . .    35                                                20
changing Option A or B   19                                                 7
changing the Total Sum
 Insured. . . . . . .    19                                                36
charges . . . . . . .     9                                                18
Code. . . . . . . . .    40                                                36
cost of insurance
 rates. . . . . . . .    10                                                 5
date of issue . . . .    36                                                 3
death benefit . . . .     5                                                22
deductions. . . . . .     9                                                 7
                          1

dollar cost averaging     5                                                 9
expenses of the Trusts   11                                                 2
fixed investment
 option . . . . . . .    35                                                34
full surrender. . . .    15                                                 2
                                                                               1
fund. . . . . . . . .     2                                                 6
grace period. . . . .     7                                                34
guaranteed minimum
 death benefit  . . .     7                                                15
Guaranteed Minimum

 Death Benefit Premium    8                                                15
insurance charge. . .    10                                                10
insured person. . . .     5                                                40
investment options. .     1                                                22
JHVLICO . . . . . . .    34                                                16
lapse . . . . . . . .     7                                                14
loan. . . . . . . . .    15                                                 2
loan interest . . . .    16                                                 1

maximum premiums. . .    16                                                34
Minimum Initial
 Premium. . . . . . .    35                                                15
minimum insurance
 amount . . . . . . .    17                                                11

minimum premiums. . .     6                                                 5

                       SUPPLEMENT DATED NOVEMBER 1, 2000

                                       TO


                      PROSPECTUSES DATED NOVEMBER 1, 2000

                           __________________________

  This Supplement is intended to be distributed with certain prospectuses dated November 1, 2000 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life", "Medallion Variable Universal Life II", "Medallion Executive Variable Life", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection II", "Flex V-1" or "Flex V-2". We refer to these prospectuses as the "Product Prospectuses."
   This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.
                           __________________________

                            GUIDE TO THIS SUPPLEMENT


 . Page 2 of this Supplement contains amendments to the Product Prospectuses relating to FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.
 . Starting on Page 3 of this Supplement, we provide REVISED ILLUSTRATIONS of death benefits, account values, surrender values and accumulated premiums to replace the illustration contained in each of the following Product Prospectuses.

Product Prospectus:                      Revised illustration begins on page:
-------------------                      ------------------------------------
Medallion Variable Life ...............                     3
Medallion Variable Universal Life II ..                    17
Medallion Executive Variable Life .....                    25
Medallion Executive Variable Life III .                    33
Variable Estate Protection ............                    41
Variable Estate Protection II .........
Flex V-2 ..............................
Flex V-1 ..............................                    75

  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2000 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.

                       AMENDMENTS TO PRODUCT PROSPECTUSES
                       ----------------------------------


 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

                    VARIABLE INVESTMENT OPTION                       MANAGED BY:
                    --------------------------                       --------- -
  Brandes International Equity . . . . . . . . . . . . . . . . . .   Brandes Investment Partners, L.P.
  Turner Core Growth . . . .                                         Turner Investment Partners, Inc.
  Frontier Capital Appreciation                                      Frontier Capital Managment Company, LLC
  Clifton Enhanced U.S. Equity . . . . . . . . . . . . . . . . . .   The Clifton Group
------------------------------------------------------------------------------ --------------------------------

2. The second paragraph on page 2 of each Product Prospectus is amended to include the following:

      "If you select one or more of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation or Clifton Enhanced U.S. Equity variable investment options, we will invest your money in the corresponding investment option(s) of the M Fund, Inc. M Fund, Inc. is a so-called "series" type mutual fund registered with the SEC. In the prospectus, the term 'Trusts' includes M Fund, Inc., and the term 'funds' includes the corresponding investment options of M Fund, Inc. We may modify or delete the variable investment options in the future."

3. The fund expense table appearing in the section of each Product Prospectus entitled "What charges will the Trusts deduct from my investment in the policy?" is amended to include the following:

                                                  Investment  Distribution   Other Operating  Total Fund   Other Operating
                                                  Management   and Service    Expenses With   Operating     Expenses Absent
Fund Name                                             Fee      (12b-1) Fees   Reimbursement    Expenses     Reimbursement*
---------                                         ----------  -------------  - --------------  ----------  ------------------
M FUND, INC.:
Brandes International Equity                         0.96%         N/A            0.25%         1.21%           0.97%
Turner Core Growth . .                               0.45%         N/A            0.25%         0.70%           0.95%
Frontier Capital Appreciation                        0.90%         N/A            0.25%         1.15%           0.57%
Clifton Enhanced U.S. Equity                        0.55%          N/A            0.25%         0.80%           1.08%

* M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.

                             MEDALLION VARIABLE LIFE

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 4 TO 9 replace the illustration in the John Hancock Life Insurance Company ("JOHN HANCOCK") Medallion Variable Life Product Prospectus. The tables on pages 10 TO 15 replace the illustration in the John Hancock Variable Life Insurance Company ("JHVLICO") Medallion Variable Life Product Prospectus.

  The assumptions used for the revised illustrations are generally the same as those described in the respective Medallion Variable Life Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of
 .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Planned Premium amount requested.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         270          0          0            0
   2          1,636      100,000    100,000    100,000       663        737         814          0          0           71
   3          2,516      100,000    100,000    100,000     1,092      1,242       1,405          0        149          312
   4          3,439      100,000    100,000    100,000     1,504      1,759       2,047        412        667          954
   5          4,409      100,000    100,000    100,000     1,898      2,287       2,742        805      1,194        1,649
   6          5,428      100,000    100,000    100,000     2,273      2,825       3,497      1,181      1,732        2,405
   7          6,497      100,000    100,000    100,000     2,627      3,372       4,315      1,534      2,279        3,223
   8          7,620      100,000    100,000    100,000     2,960      3,927       5,203      2,066      3,033        4,309
   9          8,799      100,000    100,000    100,000     3,269      4,489       6,166      2,574      3,793        5,471
  10         10,037      100,000    100,000    100,000     3,562      5,067       7,227      3,266      4,771        6,931
  11         11,337      100,000    100,000    100,000     3,859      5,684       8,415      3,661      5,486        8,218
  12         12,702      100,000    100,000    100,000     4,133      6,311       9,715      4,035      6,213        9,616
  13         14,135      100,000    100,000    100,000     4,382      6,948      11,136      4,382      6,948       11,136
  14         15,640      100,000    100,000    100,000     4,604      7,593      12,692      4,604      7,593       12,692
  15         17,220      100,000    100,000    100,000     4,796      8,244      14,396      4,796      8,244       14,396
  16         18,879      100,000    100,000    100,000     4,958      8,901      16,265      4,958      8,901       16,265
  17         20,621      100,000    100,000    100,000     5,088      9,563      18,318      5,088      9,563       18,318
  18         22,450      100,000    100,000    100,000     5,180     10,224      20,571      5,180     10,224       20,571
  19         24,370      100,000    100,000    100,000     5,227     10,879      23,043      5,227     10,879       23,043
  20         26,387      100,000    100,000    100,000     5,237     11,534      25,769      5,237     11,534       25,769
  25         38,086      100,000    100,000    100,000     4,749     14,862      44,492      4,749     14,862       44,492
  30         53,018      100,000    100,000    100,000     3,236     18,271      76,634      3,236     18,271       76,634
  35         72,076           **    100,000    151,226        **     20,805     131,500         **     20,805      131,500
  40         96,398           **    100,000    233,818        **     20,665     222,684         **     20,665      222,684
  45        127,441           **    100,000    393,938        **     14,885     375,179         **     14,885      375,179




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217         242          0          0            0
   2          1,636      100,000    100,000    100,000       609        680         754          0          0           11
   3          2,516      100,000    100,000    100,000     1,011      1,153       1,308          0         60          215
   4          3,439      100,000    100,000    100,000     1,395      1,635       1,906        302        542          813
   5          4,409      100,000    100,000    100,000     1,759      2,124       2,552        666      1,031        1,459
   6          5,428      100,000    100,000    100,000     2,104      2,621       3,249      1,011      1,528        2,157
   7          6,497      100,000    100,000    100,000     2,426      3,122       4,002      1,334      2,029        2,909
   8          7,620      100,000    100,000    100,000     2,727      3,627       4,814      1,833      2,733        3,920
   9          8,799      100,000    100,000    100,000     3,003      4,135       5,690      2,308      3,440        4,995
  10         10,037      100,000    100,000    100,000     3,263      4,656       6,651      2,967      4,359        6,355
  11         11,337      100,000    100,000    100,000     3,496      5,177       7,692      3,298      4,979        7,494
  12         12,702      100,000    100,000    100,000     3,700      5,698       8,818      3,602      5,599        8,719
  13         14,135      100,000    100,000    100,000     3,876      6,216      10,039      3,876      6,216       10,039
  14         15,640      100,000    100,000    100,000     4,020      6,731      11,365      4,020      6,731       11,365
  15         17,220      100,000    100,000    100,000     4,130      7,240      12,803      4,130      7,240       12,803
  16         18,879      100,000    100,000    100,000     4,205      7,739      14,367      4,205      7,739       14,367
  17         20,621      100,000    100,000    100,000     4,237      8,223      16,063      4,237      8,223       16,063
  18         22,450      100,000    100,000    100,000     4,221      8,684      17,904      4,221      8,684       17,904
  19         24,370      100,000    100,000    100,000     4,152      9,117      19,904      4,152      9,117       19,904
  20         26,387      100,000    100,000    100,000     4,020      9,511      22,072      4,020      9,511       22,072
  25         38,086      100,000    100,000    100,000     2,190     10,618      36,178      2,190     10,618       36,178
  30         53,018           **    100,000    100,000        **      8,982      58,591         **      8,982       58,591
  35         72,076           **         **    111,311        **        970      96,793         **        970       96,793
  40         96,398           **         **    168,479        **         **     160,456         **         **      160,456
  45        127,441           **         **    277,758        **         **     264,531         **         **      264,531




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,270       217        243         270          0          0            0
   2          1,636      100,661    100,734    100,812       661        734         812          0          0           69
   3          2,516      101,088    101,237    101,400     1,088      1,237       1,400          0        144          307
   4          3,439      101,497    101,750    102,036     1,497      1,750       2,036        404        658          943
   5          4,409      101,886    102,272    102,724     1,886      2,272       2,724        794      1,180        1,632
   6          5,428      102,256    102,803    103,469     2,256      2,803       3,469      1,164      1,711        2,377
   7          6,497      102,604    103,340    104,274     2,604      3,340       4,274      1,511      2,247        3,181
   8          7,620      102,928    103,883    105,143     2,928      3,883       5,143      2,034      2,989        4,249
   9          8,799      103,228    104,430    106,082     3,228      4,430       6,082      2,533      3,734        5,387
  10         10,037      103,510    104,989    107,111     3,510      4,989       7,111      3,214      4,693        6,814
  11         11,337      103,794    105,583    108,258     3,794      5,583       8,258      3,597      5,385        8,060
  12         12,702      104,054    106,183    109,506     4,054      6,183       9,506      3,956      6,084        9,407
  13         14,135      104,287    106,786    110,862     4,287      6,786      10,862      4,287      6,786       10,862
  14         15,640      104,490    107,392    112,336     4,490      7,392      12,336      4,490      7,392       12,336
  15         17,220      104,661    107,996    113,938     4,661      7,996      13,938      4,661      7,996       13,938
  16         18,879      104,800    108,598    115,681     4,800      8,598      15,681      4,800      8,598       15,681
  17         20,621      104,907    109,198    117,579     4,907      9,198      17,579      4,907      9,198       17,579
  18         22,450      104,970    109,784    119,639     4,970      9,784      19,639      4,970      9,784       19,639
  19         24,370      104,988    110,352    121,874     4,988     10,352      21,874      4,988     10,352       21,874
  20         26,387      104,965    110,907    124,310     4,965     10,907      24,310      4,965     10,907       24,310
  25         38,086      104,295    113,499    140,400     4,295     13,499      40,400      4,295     13,499       40,400
  30         53,018      102,596    115,615    166,099     2,596     15,615      66,099      2,596     15,615       66,099
  35         72,076           **    115,840    206,427        **     15,840     106,427         **     15,840      106,427
  40         96,398           **    111,705    269,046        **     11,705     169,046         **     11,705      169,046
  45        127,441           **         **    366,706        **         **     266,706         **         **      266,706



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216        242         0         0           0
   2          1,636      100,607   100,678    100,752      607       678        752         0         0           9
   3          2,516      101,007   101,148    101,302    1,007     1,148      1,302         0        55         209
   4          3,439      101,387   101,626    101,896    1,387     1,626      1,896       295       534         803
   5          4,409      101,748   102,110    102,535    1,748     2,110      2,535       655     1,017       1,442
   6          5,428      102,088   102,600    103,223    2,088     2,600      3,223       995     1,507       2,130
   7          6,497      102,404   103,092    103,963    2,404     3,092      3,963     1,312     1,999       2,870
   8          7,620      102,698   103,586    104,758    2,698     3,586      4,758     1,804     2,692       3,864
   9          8,799      102,965   104,080    105,611    2,965     4,080      5,611     2,270     3,385       4,916
  10         10,037      103,215   104,583    106,543    3,215     4,583      6,543     2,918     4,287       6,247
  11         11,337      103,436   105,084    107,546    3,436     5,084      7,546     3,239     4,886       7,348
  12         12,702      103,628   105,579    108,625    3,628     5,579      8,625     3,529     5,480       8,526
  13         14,135      103,788   106,067    109,786    3,788     6,067      9,786     3,788     6,067       9,786
  14         15,640      103,916   106,546    111,036    3,916     6,546     11,036     3,916     6,546      11,036
  15         17,220      104,008   107,012    112,381    4,008     7,012     12,381     4,008     7,012      12,381
  16         18,879      104,062   107,462    113,829    4,062     7,462     13,829     4,062     7,462      13,829
  17         20,621      104,072   107,888    115,382    4,072     7,888     15,382     4,072     7,888      15,382
  18         22,450      104,031   108,281    117,045    4,031     8,281     17,045     4,031     8,281      17,045
  19         24,370      103,936   108,635    118,824    3,936     8,635     18,824     3,936     8,635      18,824
  20         26,387      103,776   108,937    120,721    3,776     8,937     20,721     3,776     8,937      20,721
  25         38,086      101,799   109,337    132,184    1,799     9,337     32,184     1,799     9,337      32,184
  30         53,018           **   106,465    147,310       **     6,465     47,310        **     6,465      47,310
  35         72,076           **        **    165,588       **        **     65,588        **        **      65,588
  40         96,398           **        **    184,493       **        **     84,493        **        **      84,493
  45        127,441           **        **    196,398       **        **     96,398        **        **      96,398




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        270        0          0           0
   2          1,636      100,000   100,000    100,000      663        737        814        0          0          71
   3          2,516      100,000   100,000    100,000    1,092      1,242      1,405        0        149         312
   4          3,439      100,000   100,000    100,000    1,504      1,759      2,047      412        667         954
   5          4,409      100,000   100,000    100,000    1,898      2,287      2,742      805      1,194       1,649
   6          5,428      100,000   100,000    100,000    2,273      2,825      3,497    1,181      1,732       2,405
   7          6,497      100,000   100,000    100,000    2,627      3,372      4,315    1,534      2,279       3,223
   8          7,620      100,000   100,000    100,000    2,960      3,927      5,203    2,066      3,033       4,309
   9          8,799      100,000   100,000    100,000    3,269      4,489      6,166    2,574      3,793       5,471
  10         10,037      100,000   100,000    100,000    3,562      5,067      7,227    3,266      4,771       6,931
  11         11,337      100,000   100,000    100,000    3,859      5,684      8,415    3,661      5,486       8,218
  12         12,702      100,000   100,000    100,000    4,133      6,311      9,715    4,035      6,213       9,616
  13         14,135      100,000   100,000    100,000    4,382      6,948     11,136    4,382      6,948      11,136
  14         15,640      100,000   100,000    100,000    4,604      7,593     12,692    4,604      7,593      12,692
  15         17,220      100,000   100,000    100,000    4,796      8,244     14,396    4,796      8,244      14,396
  16         18,879      100,000   100,000    100,000    4,958      8,901     16,265    4,958      8,901      16,265
  17         20,621      100,000   100,000    100,000    5,088      9,563     18,318    5,088      9,563      18,318
  18         22,450      100,000   100,000    100,000    5,180     10,224     20,571    5,180     10,224      20,571
  19         24,370      100,000   100,000    100,000    5,227     10,879     23,043    5,227     10,879      23,043
  20         26,387      100,000   100,000    100,000    5,237     11,534     25,769    5,237     11,534      25,769
  25         38,086      100,000   100,000    100,000    4,749     14,862     44,492    4,749     14,862      44,492
  30         53,018      100,000   100,000    129,345    3,236     18,271     75,996    3,236     18,271      75,996
  35         72,076           **   100,000    191,588       **     20,805    126,577       **     20,805     126,577
  40         96,398           **   100,000    282,918       **     20,665    206,691       **     20,665     206,691
  45        127,441           **   100,000    420,701       **     14,885    333,202       **     14,885     333,202




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JOHN HANCOCK MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217        242        0          0           0
   2          1,636      100,000   100,000    100,000      609        680        754        0          0          11
   3          2,516      100,000   100,000    100,000    1,011      1,153      1,308        0         60         215
   4          3,439      100,000   100,000    100,000    1,395      1,635      1,906      302        542         813
   5          4,409      100,000   100,000    100,000    1,759      2,124      2,552      666      1,031       1,459
   6          5,428      100,000   100,000    100,000    2,104      2,621      3,249    1,011      1,528       2,157
   7          6,497      100,000   100,000    100,000    2,426      3,122      4,002    1,334      2,029       2,909
   8          7,620      100,000   100,000    100,000    2,727      3,627      4,814    1,833      2,733       3,920
   9          8,799      100,000   100,000    100,000    3,003      4,135      5,690    2,308      3,440       4,995
  10         10,037      100,000   100,000    100,000    3,263      4,656      6,651    2,967      4,359       6,355
  11         11,337      100,000   100,000    100,000    3,496      5,177      7,692    3,298      4,979       7,494
  12         12,702      100,000   100,000    100,000    3,700      5,698      8,818    3,602      5,599       8,719
  13         14,135      100,000   100,000    100,000    3,876      6,216     10,039    3,876      6,216      10,039
  14         15,640      100,000   100,000    100,000    4,020      6,731     11,365    4,020      6,731      11,365
  15         17,220      100,000   100,000    100,000    4,130      7,240     12,803    4,130      7,240      12,803
  16         18,879      100,000   100,000    100,000    4,205      7,739     14,367    4,205      7,739      14,367
  17         20,621      100,000   100,000    100,000    4,237      8,223     16,063    4,237      8,223      16,063
  18         22,450      100,000   100,000    100,000    4,221      8,684     17,904    4,221      8,684      17,904
  19         24,370      100,000   100,000    100,000    4,152      9,117     19,904    4,152      9,117      19,904
  20         26,387      100,000   100,000    100,000    4,020      9,511     22,072    4,020      9,511      22,072
  25         38,086      100,000   100,000    100,000    2,190     10,618     36,178    2,190     10,618      36,178
  30         53,018           **   100,000    100,000       **      8,982     58,586       **      8,982      58,586
  35         72,076           **   100,000    141,182       **        970     93,276       **        970      93,276
  40         96,398           **        **    196,656       **         **    143,670       **         **     143,670
  45        127,441           **        **    271,181       **         **    214,780       **         **     214,780




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       218        244         270          0          0            0
   2          1,636      100,000    100,000    100,000       663        737         815          0          0           72
   3          2,516      100,000    100,000    100,000     1,093      1,243       1,406          0        150          313
   4          3,439      100,000    100,000    100,000     1,506      1,761       2,048        413        668          956
   5          4,409      100,000    100,000    100,000     1,900      2,289       2,745        807      1,196        1,652
   6          5,428      100,000    100,000    100,000     2,276      2,828       3,501      1,183      1,736        2,408
   7          6,497      100,000    100,000    100,000     2,631      3,376       4,321      1,538      2,283        3,228
   8          7,620      100,000    100,000    100,000     2,964      3,932       5,211      2,070      3,038        4,317
   9          8,799      100,000    100,000    100,000     3,274      4,496       6,176      2,579      3,801        5,481
  10         10,037      100,000    100,000    100,000     3,568      5,076       7,240      3,272      4,780        6,944
  11         11,337      100,000    100,000    100,000     3,866      5,695       8,432      3,669      5,497        8,234
  12         12,702      100,000    100,000    100,000     4,142      6,325       9,736      4,043      6,226        9,637
  13         14,135      100,000    100,000    100,000     4,392      6,965      11,163      4,392      6,965       11,163
  14         15,640      100,000    100,000    100,000     4,615      7,612      12,725      4,615      7,612       12,725
  15         17,220      100,000    100,000    100,000     4,809      8,267      14,437      4,809      8,267       14,437
  16         18,879      100,000    100,000    100,000     4,972      8,928      16,315      4,972      8,928       16,315
  17         20,621      100,000    100,000    100,000     5,105      9,595      18,379      5,105      9,595       18,379
  18         22,450      100,000    100,000    100,000     5,197     10,260      20,644      5,197     10,260       20,644
  19         24,370      100,000    100,000    100,000     5,247     10,920      23,132      5,247     10,920       23,132
  20         26,387      100,000    100,000    100,000     5,258     11,581      25,875      5,258     11,581       25,875
  25         38,086      100,000    100,000    100,000     4,777     14,946      44,737      4,777     14,946       44,737
  30         53,018      100,000    100,000    100,000     3,271     18,411      77,172      3,271     18,411       77,172
  35         72,076           **    100,000    152,466        **     21,031     132,579         **     21,031      132,579
  40         96,398           **    100,000    236,015        **     21,024     224,777         **     21,024      224,777
  45        127,441           **    100,000    398,132        **     15,461     379,174         **     15,461      379,174




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,000    100,000    100,000       191        217         242          0          0            0
   2          1,636      100,000    100,000    100,000       609        680         754          0          0           11
   3          2,516      100,000    100,000    100,000     1,011      1,153       1,308          0         60          215
   4          3,439      100,000    100,000    100,000     1,395      1,635       1,906        302        542          813
   5          4,409      100,000    100,000    100,000     1,759      2,124       2,552        666      1,031        1,459
   6          5,428      100,000    100,000    100,000     2,104      2,621       3,249      1,011      1,528        2,157
   7          6,497      100,000    100,000    100,000     2,426      3,122       4,002      1,334      2,029        2,909
   8          7,620      100,000    100,000    100,000     2,727      3,627       4,814      1,833      2,733        3,920
   9          8,799      100,000    100,000    100,000     3,003      4,135       5,690      2,308      3,440        4,995
  10         10,037      100,000    100,000    100,000     3,256      4,646       6,638      2,960      4,349        6,341
  11         11,337      100,000    100,000    100,000     3,481      5,156       7,660      3,284      4,958        7,462
  12         12,702      100,000    100,000    100,000     3,677      5,662       8,763      3,579      5,563        8,664
  13         14,135      100,000    100,000    100,000     3,843      6,164       9,955      3,843      6,164        9,955
  14         15,640      100,000    100,000    100,000     3,978      6,660      11,243      3,978      6,660       11,243
  15         17,220      100,000    100,000    100,000     4,078      7,146      12,636      4,078      7,146       12,636
  16         18,879      100,000    100,000    100,000     4,141      7,620      14,144      4,141      7,620       14,144
  17         20,621      100,000    100,000    100,000     4,162      8,075      15,773      4,162      8,075       15,773
  18         22,450      100,000    100,000    100,000     4,134      8,504      17,531      4,134      8,504       17,531
  19         24,370      100,000    100,000    100,000     4,052      8,901      19,431      4,052      8,901       19,431
  20         26,387      100,000    100,000    100,000     3,908      9,255      21,481      3,908      9,255       21,481
  25         38,086      100,000    100,000    100,000     2,023     10,088      34,554      2,023     10,088       34,554
  30         53,018           **    100,000    100,000        **      8,044      54,575         **      8,044       54,575
  35         72,076           **         **    100,671        **         **      87,540         **         **       87,540
  40         96,398           **         **    149,796        **         **     142,663         **         **      142,663
  45        127,441           **         **    242,576        **         **     231,025         **         **      231,025




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*



                                 Death Benefit                    Account Value                    Surrender Value
                         ------------------------------  --------------------- ----------   -------------------------------
            Premiums      Assuming Hypothetical Gross      Assuming Hypothetical Gross       Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:     Annual Investment Return of:      Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- ----------   -------------------------------
 Year       Per Year     0% Gross  6% Gross   12% Gross  0% Gross   6% Gross   12% Gross   0% Gross   6% Gross    12% Gross
------   --------------  --------  ---------  ---------  ---------  ---------  ----------  ---------  ---------  ------------
   1            798      100,217    100,243    100,270       217        243         270          0          0            0
   2          1,636      100,661    100,734    100,812       661        734         812          0          0           69
   3          2,516      101,088    101,237    101,400     1,088      1,237       1,400          0        144          307
   4          3,439      101,497    101,750    102,036     1,497      1,750       2,036        404        658          943
   5          4,409      101,886    102,272    102,724     1,886      2,272       2,724        794      1,180        1,632
   6          5,428      102,256    102,803    103,469     2,256      2,803       3,469      1,164      1,711        2,377
   7          6,497      102,604    103,340    104,274     2,604      3,340       4,274      1,511      2,247        3,181
   8          7,620      102,928    103,883    105,143     2,928      3,883       5,143      2,034      2,989        4,249
   9          8,799      103,228    104,430    106,082     3,228      4,430       6,082      2,533      3,734        5,387
  10         10,037      103,510    104,989    107,111     3,510      4,989       7,111      3,214      4,693        6,814
  11         11,337      103,794    105,583    108,258     3,794      5,583       8,258      3,597      5,385        8,060
  12         12,702      104,054    106,183    109,506     4,054      6,183       9,506      3,956      6,084        9,407
  13         14,135      104,287    106,786    110,862     4,287      6,786      10,862      4,287      6,786       10,862
  14         15,640      104,490    107,392    112,336     4,490      7,392      12,336      4,490      7,392       12,336
  15         17,220      104,661    107,996    113,938     4,661      7,996      13,938      4,661      7,996       13,938
  16         18,879      104,800    108,598    115,681     4,800      8,598      15,681      4,800      8,598       15,681
  17         20,621      104,907    109,198    117,579     4,907      9,198      17,579      4,907      9,198       17,579
  18         22,450      104,970    109,784    119,639     4,970      9,784      19,639      4,970      9,784       19,639
  19         24,370      104,988    110,352    121,874     4,988     10,352      21,874      4,988     10,352       21,874
  20         26,387      104,965    110,907    124,310     4,965     10,907      24,310      4,965     10,907       24,310
  25         38,086      104,295    113,499    140,400     4,295     13,499      40,400      4,295     13,499       40,400
  30         53,018      102,596    115,615    166,099     2,596     15,615      66,099      2,596     15,615       66,099
  35         72,076           **    115,840    206,427        **     15,840     106,427         **     15,840      106,427
  40         96,398           **    111,705    269,046        **     11,705     169,046         **     11,705      169,046
  45        127,441           **         **    366,706        **         **     266,706         **         **      266,706



---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,191   100,216    100,242      191       216        242         0         0           0
   2          1,636      100,607   100,678    100,752      607       678        752         0         0           9
   3          2,516      101,007   101,148    101,302    1,007     1,148      1,302         0        55         209
   4          3,439      101,387   101,626    101,896    1,387     1,626      1,896       295       534         803
   5          4,409      101,748   102,110    102,535    1,748     2,110      2,535       655     1,017       1,442
   6          5,428      102,088   102,600    103,223    2,088     2,600      3,223       995     1,507       2,130
   7          6,497      102,404   103,092    103,963    2,404     3,092      3,963     1,312     1,999       2,870
   8          7,620      102,698   103,586    104,758    2,698     3,586      4,758     1,804     2,692       3,864
   9          8,799      102,965   104,080    105,611    2,965     4,080      5,611     2,270     3,385       4,916
  10         10,037      103,208   104,574    106,530    3,208     4,574      6,530     2,912     4,277       6,233
  11         11,337      103,422   105,062    107,515    3,422     5,062      7,515     3,224     4,865       7,317
  12         12,702      103,605   105,544    108,571    3,605     5,544      8,571     3,506     5,445       8,472
  13         14,135      103,757   106,016    109,704    3,757     6,016      9,704     3,757     6,016       9,704
  14         15,640      103,875   106,477    110,919    3,875     6,477     10,919     3,875     6,477      10,919
  15         17,220      103,957   106,922    112,220    3,957     6,922     12,220     3,957     6,922      12,220
  16         18,879      104,000   107,348    113,615    4,000     7,348     13,615     4,000     7,348      13,615
  17         20,621      104,000   107,746    115,104    4,000     7,746     15,104     4,000     7,746      15,104
  18         22,450      103,948   108,109    116,690    3,948     8,109     16,690     3,948     8,109      16,690
  19         24,370      103,841   108,430    118,377    3,841     8,430     18,377     3,841     8,430      18,377
  20         26,387      103,670   108,695    120,165    3,670     8,695     20,165     3,670     8,695      20,165
  25         38,086      101,650   108,862    130,731    1,650     8,862     30,731     1,650     8,862      30,731
  30         53,018           **   105,698    144,000       **     5,698     44,000        **     5,698      44,000
  35         72,076           **        **    158,787       **        **     58,787        **        **      58,787
  40         96,398           **        **    171,547       **        **     71,547        **        **      71,547
  45        127,441           **        **    173,065       **        **     73,065        **        **      73,065




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      218        244        270        0          0           0
   2          1,636      100,000   100,000    100,000      663        737        814        0          0          71
   3          2,516      100,000   100,000    100,000    1,092      1,242      1,405        0        149         312
   4          3,439      100,000   100,000    100,000    1,504      1,759      2,047      412        667         954
   5          4,409      100,000   100,000    100,000    1,898      2,287      2,742      805      1,194       1,649
   6          5,428      100,000   100,000    100,000    2,273      2,825      3,497    1,181      1,732       2,405
   7          6,497      100,000   100,000    100,000    2,627      3,372      4,315    1,534      2,279       3,223
   8          7,620      100,000   100,000    100,000    2,960      3,927      5,203    2,066      3,033       4,309
   9          8,799      100,000   100,000    100,000    3,269      4,489      6,166    2,574      3,793       5,471
  10         10,037      100,000   100,000    100,000    3,562      5,067      7,227    3,266      4,771       6,931
  11         11,337      100,000   100,000    100,000    3,859      5,684      8,415    3,661      5,486       8,218
  12         12,702      100,000   100,000    100,000    4,133      6,311      9,715    4,035      6,213       9,616
  13         14,135      100,000   100,000    100,000    4,382      6,948     11,136    4,382      6,948      11,136
  14         15,640      100,000   100,000    100,000    4,604      7,593     12,692    4,604      7,593      12,692
  15         17,220      100,000   100,000    100,000    4,796      8,244     14,396    4,796      8,244      14,396
  16         18,879      100,000   100,000    100,000    4,958      8,901     16,265    4,958      8,901      16,265
  17         20,621      100,000   100,000    100,000    5,088      9,563     18,318    5,088      9,563      18,318
  18         22,450      100,000   100,000    100,000    5,180     10,224     20,571    5,180     10,224      20,571
  19         24,370      100,000   100,000    100,000    5,227     10,879     23,043    5,227     10,879      23,043
  20         26,387      100,000   100,000    100,000    5,237     11,534     25,769    5,237     11,534      25,769
  25         38,086      100,000   100,000    100,000    4,749     14,862     44,492    4,749     14,862      44,492
  30         53,018      100,000   100,000    129,345    3,236     18,271     75,996    3,236     18,271      75,996
  35         72,076           **   100,000    191,588       **     20,805    126,577       **     20,805     126,577
  40         96,398           **   100,000    282,918       **     20,665    206,691       **     20,665     206,691
  45        127,441           **   100,000    420,701       **     14,885    333,202       **     14,885     333,202




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

JHVLICO MEDALLION VARIABLE LIFE
DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING
ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK
FACE AMOUNT: $100,000
$760 PLANNED PREMIUM*


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191        217        242        0          0           0
   2          1,636      100,000   100,000    100,000      609        680        754        0          0          11
   3          2,516      100,000   100,000    100,000    1,011      1,153      1,308        0         60         215
   4          3,439      100,000   100,000    100,000    1,395      1,635      1,906      302        542         813
   5          4,409      100,000   100,000    100,000    1,759      2,124      2,552      666      1,031       1,459
   6          5,428      100,000   100,000    100,000    2,104      2,621      3,249    1,011      1,528       2,157
   7          6,497      100,000   100,000    100,000    2,426      3,122      4,002    1,334      2,029       2,909
   8          7,620      100,000   100,000    100,000    2,727      3,627      4,814    1,833      2,733       3,920
   9          8,799      100,000   100,000    100,000    3,003      4,135      5,690    2,308      3,440       4,995
  10         10,037      100,000   100,000    100,000    3,256      4,646      6,638    2,960      4,349       6,341
  11         11,337      100,000   100,000    100,000    3,481      5,156      7,660    3,284      4,958       7,462
  12         12,702      100,000   100,000    100,000    3,677      5,662      8,763    3,579      5,563       8,664
  13         14,135      100,000   100,000    100,000    3,843      6,164      9,955    3,843      6,164       9,955
  14         15,640      100,000   100,000    100,000    3,978      6,660     11,243    3,978      6,660      11,243
  15         17,220      100,000   100,000    100,000    4,078      7,146     12,636    4,078      7,146      12,636
  16         18,879      100,000   100,000    100,000    4,141      7,620     14,144    4,141      7,620      14,144
  17         20,621      100,000   100,000    100,000    4,162      8,075     15,773    4,162      8,075      15,773
  18         22,450      100,000   100,000    100,000    4,134      8,504     17,531    4,134      8,504      17,531
  19         24,370      100,000   100,000    100,000    4,052      8,901     19,431    4,052      8,901      19,431
  20         26,387      100,000   100,000    100,000    3,908      9,255     21,481    3,908      9,255      21,481
  25         38,086      100,000   100,000    100,000    2,023     10,088     34,554    2,023     10,088      34,554
  30         53,018           **   100,000    100,000       **      8,044     54,575       **      8,044      54,575
  35         72,076           **        **    129,243       **         **     85,388       **         **      85,388
  40         96,398           **        **    176,949       **         **    129,273       **         **     129,273
  45        127,441           **        **    239,696       **         **    189,843       **         **     189,843




---------
 * If premiums are paid more frequently than annually, the above values shown would be affected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                       MEDALLION VARIABLE UNIVERSAL LIFE II

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 18 TO 23 replace the illustration in the John Hancock Variable Life Insurance Company Medallion Variable Universal Life II Product Prospectus.

    The assumptions used for the revised illustration are generally the same as those described in the Medallion Variable Universal Life II Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of
 .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736        813        0          0          53
   3          2,516      100,000   100,000    100,000    1,090      1,240      1,403      330        480         643
   4          3,439      100,000   100,000    100,000    1,502      1,756      2,043      742        996       1,283
   5          4,409      100,000   100,000    100,000    1,894      2,283      2,737    1,134      1,523       1,977
   6          5,428      100,000   100,000    100,000    2,268      2,819      3,489    1,660      2,211       2,881
   7          6,497      100,000   100,000    100,000    2,620      3,363      4,304    2,088      2,831       3,772
   8          7,620      100,000   100,000    100,000    2,951      3,916      5,188    2,495      3,460       4,732
   9          8,799      100,000   100,000    100,000    3,258      4,475      6,146    2,954      4,171       5,842
  10         10,037      100,000   100,000    100,000    3,542      5,040      7,186    3,390      4,888       7,034
  11         11,337      100,000   100,000    100,000    3,835      5,650      8,363    3,835      5,650       8,363
  12         12,702      100,000   100,000    100,000    4,106      6,271      9,649    4,106      6,271       9,649
  13         14,135      100,000   100,000    100,000    4,351      6,901     11,054    4,351      6,901      11,054
  14         15,640      100,000   100,000    100,000    4,569      7,537     12,591    4,569      7,537      12,591
  15         17,220      100,000   100,000    100,000    4,757      8,179     14,273    4,757      8,179      14,273
  16         18,879      100,000   100,000    100,000    4,973      8,883     16,171    4,973      8,883      16,171
  17         20,621      100,000   100,000    100,000    5,147      9,585     18,245    5,147      9,585      18,245
  18         22,450      100,000   100,000    100,000    5,269     10,275     20,507    5,269     10,275      20,507
  19         24,370      100,000   100,000    100,000    5,334     10,947     22,977    5,334     10,947      22,977
  20         26,387      100,000   100,000    100,000    5,345     11,604     25,684    5,345     11,604      25,684
  25         38,086      100,000   100,000    100,000    4,837     14,911     44,218    4,837     14,911      44,218
  30         53,018      100,000   100,000    100,000    3,309     18,290     75,967    3,309     18,290      75,967
  35         72,076           **   100,000    149,549       **     20,768    130,043       **     20,768     130,043
  40         96,398           **   100,000    230,677       **     20,542    219,692       **     20,542     219,692
  45        127,441           **   100,000    387,694       **     14,631    369,232       **     14,631     369,232



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000   100,000    100,000      608       679         753        0         0            0
   3          2,516      100,000   100,000    100,000    1,009     1,151       1,305      249       391          545
   4          3,439      100,000   100,000    100,000    1,392     1,632       1,902      632       872        1,142
   5          4,409      100,000   100,000    100,000    1,755     2,119       2,546      995     1,359        1,786
   6          5,428      100,000   100,000    100,000    2,099     2,614       3,241    1,491     2,006        2,633
   7          6,497      100,000   100,000    100,000    2,420     3,113       3,990    1,888     2,581        3,458
   8          7,620      100,000   100,000    100,000    2,719     3,616       4,799    2,263     3,160        4,343
   9          8,799      100,000   100,000    100,000    2,993     4,121       5,670    2,689     3,817        5,366
  10         10,037      100,000   100,000    100,000    3,244     4,628       6,611    3,092     4,476        6,459
  11         11,337      100,000   100,000    100,000    3,467     5,134       7,626    3,467     5,134        7,626
  12         12,702      100,000   100,000    100,000    3,661     5,636       8,721    3,661     5,636        8,721
  13         14,135      100,000   100,000    100,000    3,825     6,134       9,903    3,825     6,134        9,903
  14         15,640      100,000   100,000    100,000    3,957     6,624      11,180    3,957     6,624       11,180
  15         17,220      100,000   100,000    100,000    4,055     7,105      12,559    4,055     7,105       12,559
  16         18,879      100,000   100,000    100,000    4,116     7,572      14,050    4,116     7,572       14,050
  17         20,621      100,000   100,000    100,000    4,134     8,020      15,661    4,134     8,020       15,661
  18         22,450      100,000   100,000    100,000    4,104     8,441      17,398    4,104     8,441       17,398
  19         24,370      100,000   100,000    100,000    4,020     8,830      19,272    4,020     8,830       19,272
  20         26,387      100,000   100,000    100,000    3,873     9,175      21,293    3,873     9,175       21,293
  25         38,086      100,000   100,000    100,000    1,978     9,951      34,140    1,978     9,951       34,140
  30         53,018           **   100,000    100,000       **     7,827      53,695       **     7,827       53,695
  35         72,076           **        **    100,000       **        **      85,669       **        **       85,669
  40         96,398           **        **    146,316       **        **     139,349       **        **      139,349
  45        127,441           **        **    236,445       **        **     225,186       **        **      225,186




---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,216   100,243    100,269      216        243        269        0          0           0
   2          1,636      100,660   100,733    100,811      660        733        811        0          0          51
   3          2,516      101,086   101,235    101,398    1,086      1,235      1,398      326        475         638
   4          3,439      101,494   101,747    102,033    1,494      1,747      2,033      734        987       1,273
   5          4,409      101,882   102,268    102,719    1,882      2,268      2,719    1,122      1,508       1,959
   6          5,428      102,251   102,797    103,461    2,251      2,797      3,461    1,643      2,189       2,853
   7          6,497      102,597   103,332    104,262    2,597      3,332      4,262    2,065      2,800       3,730
   8          7,620      102,920   103,872    105,128    2,920      3,872      5,128    2,464      3,416       4,672
   9          8,799      103,218   104,416    106,062    3,218      4,416      6,062    2,914      4,112       5,758
  10         10,037      103,490   104,963    107,070    3,490      4,963      7,070    3,338      4,811       6,918
  11         11,337      103,771   105,550    108,206    3,771      5,550      8,206    3,771      5,550       8,206
  12         12,702      104,028   106,144    109,441    4,028      6,144      9,441    4,028      6,144       9,441
  13         14,135      104,257   106,740    110,782    4,257      6,740     10,782    4,257      6,740      10,782
  14         15,640      104,456   107,337    112,238    4,456      7,337     12,238    4,456      7,337      12,238
  15         17,220      104,624   107,933    113,819    4,624      7,933     13,819    4,624      7,933      13,819
  16         18,879      104,820   108,589    115,602    4,820      8,589     15,602    4,820      8,589      15,602
  17         20,621      104,972   109,233    117,533    4,972      9,233     17,533    4,972      9,233      17,533
  18         22,450      105,068   109,853    119,614    5,068      9,853     19,614    5,068      9,853      19,614
  19         24,370      105,104   110,441    121,857    5,104     10,441     21,857    5,104     10,441      21,857
  20         26,387      105,082   111,000    124,282    5,082     11,000     24,282    5,082     11,000      24,282
  25         38,086      104,389   113,578    140,238    4,389     13,578     40,238    4,389     13,578      40,238
  30         53,018      102,673   115,675    165,666    2,673     15,675     65,666    2,673     15,675      65,666
  35         72,076           **   115,866    205,411       **     15,866    105,411       **     15,866     105,411
  40         96,398           **   111,691    266,881       **     11,691    166,881       **     11,691     166,881
  45        127,441           **        **    362,348       **         **    262,348       **         **     262,348



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION B DEATH BENEFIT
GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
PLANNED PREMIUM:  $ 760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,190   100,215    100,241      190       215        241         0         0           0
   2          1,636      100,606   100,677    100,750      606       677        750         0         0           0
   3          2,516      101,005   101,146    101,300    1,005     1,146      1,300       245       386         540
   4          3,439      101,385   101,623    101,892    1,385     1,623      1,892       625       863       1,132
   5          4,409      101,744   102,105    102,529    1,744     2,105      2,529       984     1,345       1,769
   6          5,428      102,082   102,593    103,215    2,082     2,593      3,215     1,474     1,985       2,607
   7          6,497      102,398   103,083    103,951    2,398     3,083      3,951     1,866     2,551       3,419
   8          7,620      102,690   103,575    104,742    2,690     3,575      4,742     2,234     3,119       4,286
   9          8,799      102,955   104,066    105,591    2,955     4,066      5,591     2,651     3,762       5,287
  10         10,037      103,196   104,556    106,503    3,196     4,556      6,503     3,044     4,404       6,351
  11         11,337      103,408   105,041    107,482    3,408     5,041      7,482     3,408     5,041       7,482
  12         12,702      103,589   105,519    108,530    3,589     5,519      8,530     3,589     5,519       8,530
  13         14,135      103,739   105,987    109,653    3,739     5,987      9,653     3,739     5,987       9,653
  14         15,640      103,855   106,442    110,857    3,855     6,442     10,857     3,855     6,442      10,857
  15         17,220      103,935   106,881    112,145    3,935     6,881     12,145     3,935     6,881      12,145
  16         18,879      103,976   107,301    113,524    3,976     7,301     13,524     3,976     7,301      13,524
  17         20,621      103,973   107,693    114,996    3,973     7,693     14,996     3,973     7,693      14,996
  18         22,450      103,919   108,049    116,562    3,919     8,049     16,562     3,919     8,049      16,562
  19         24,370      103,811   108,362    118,227    3,811     8,362     18,227     3,811     8,362      18,227
  20         26,387      103,637   108,620    119,989    3,637     8,620     19,989     3,637     8,620      19,989
  25         38,086      101,608   108,739    130,359    1,608     8,739     30,359     1,608     8,739      30,359
  30         53,018           **   105,518    143,271       **     5,518     43,271        **     5,518      43,271
  35         72,076           **        **    157,431       **        **     57,431        **        **      57,431
  40         96,398           **        **    169,120       **        **     69,120        **        **      69,120
  45        127,441           **        **    168,868       **        **     68,868        **        **      68,868



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING CURRENT CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      217        243        270        0          0           0
   2          1,636      100,000   100,000    100,000      662        736        813        0          0          53
   3          2,516      100,000   100,000    100,000    1,090      1,240      1,403      330        480         643
   4          3,439      100,000   100,000    100,000    1,502      1,756      2,043      742        996       1,283
   5          4,409      100,000   100,000    100,000    1,894      2,283      2,737    1,134      1,523       1,977
   6          5,428      100,000   100,000    100,000    2,268      2,819      3,489    1,660      2,211       2,881
   7          6,497      100,000   100,000    100,000    2,620      3,363      4,304    2,088      2,831       3,772
   8          7,620      100,000   100,000    100,000    2,951      3,916      5,188    2,495      3,460       4,732
   9          8,799      100,000   100,000    100,000    3,258      4,475      6,146    2,954      4,171       5,842
  10         10,037      100,000   100,000    100,000    3,542      5,040      7,186    3,390      4,888       7,034
  11         11,337      100,000   100,000    100,000    3,835      5,650      8,363    3,835      5,650       8,363
  12         12,702      100,000   100,000    100,000    4,106      6,271      9,649    4,106      6,271       9,649
  13         14,135      100,000   100,000    100,000    4,351      6,901     11,054    4,351      6,901      11,054
  14         15,640      100,000   100,000    100,000    4,569      7,537     12,591    4,569      7,537      12,591
  15         17,220      100,000   100,000    100,000    4,757      8,179     14,273    4,757      8,179      14,273
  16         18,879      100,000   100,000    100,000    4,973      8,883     16,171    4,973      8,883      16,171
  17         20,621      100,000   100,000    100,000    5,147      9,585     18,245    5,147      9,585      18,245
  18         22,450      100,000   100,000    100,000    5,269     10,275     20,507    5,269     10,275      20,507
  19         24,370      100,000   100,000    100,000    5,334     10,947     22,977    5,334     10,947      22,977
  20         26,387      100,000   100,000    100,000    5,345     11,604     25,684    5,345     11,604      25,684
  25         38,086      100,000   100,000    100,000    4,837     14,911     44,218    4,837     14,911      44,218
  30         53,018      100,000   100,000    128,276    3,309     18,290     75,368    3,309     18,290      75,368
  35         72,076           **   100,000    189,568       **     20,768    125,243       **     20,768     125,243
  40         96,398           **   100,000    279,270       **     20,542    204,026       **     20,542     204,026
  45        127,441           **   100,000    414,264       **     14,631    328,104       **     14,631     328,104



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

MEDALLION VARIABLE UNIVERSAL LIFE II (FLEXIBLE PREMIUM VARIABLE LIFE) $100,000 TOTAL SUM INSURED

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK CLASS

OPTION A DEATH BENEFIT
CASH VALUE ACCUMULATION TEST
PLANNED PREMIUM:  $  760 *
USING MAXIMUM CHARGES

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            798      100,000   100,000    100,000      191       216         242        0         0            0
   2          1,636      100,000   100,000    100,000      608       679         753        0         0            0
   3          2,516      100,000   100,000    100,000    1,009     1,151       1,305      249       391          545
   4          3,439      100,000   100,000    100,000    1,392     1,632       1,902      632       872        1,142
   5          4,409      100,000   100,000    100,000    1,755     2,119       2,546      995     1,359        1,786
   6          5,428      100,000   100,000    100,000    2,099     2,614       3,241    1,491     2,006        2,633
   7          6,497      100,000   100,000    100,000    2,420     3,113       3,990    1,888     2,581        3,458
   8          7,620      100,000   100,000    100,000    2,719     3,616       4,799    2,263     3,160        4,343
   9          8,799      100,000   100,000    100,000    2,993     4,121       5,670    2,689     3,817        5,366
  10         10,037      100,000   100,000    100,000    3,244     4,628       6,611    3,092     4,476        6,459
  11         11,337      100,000   100,000    100,000    3,467     5,134       7,626    3,467     5,134        7,626
  12         12,702      100,000   100,000    100,000    3,661     5,636       8,721    3,661     5,636        8,721
  13         14,135      100,000   100,000    100,000    3,825     6,134       9,903    3,825     6,134        9,903
  14         15,640      100,000   100,000    100,000    3,957     6,624      11,180    3,957     6,624       11,180
  15         17,220      100,000   100,000    100,000    4,055     7,105      12,559    4,055     7,105       12,559
  16         18,879      100,000   100,000    100,000    4,116     7,572      14,050    4,116     7,572       14,050
  17         20,621      100,000   100,000    100,000    4,134     8,020      15,661    4,134     8,020       15,661
  18         22,450      100,000   100,000    100,000    4,104     8,441      17,398    4,104     8,441       17,398
  19         24,370      100,000   100,000    100,000    4,020     8,830      19,272    4,020     8,830       19,272
  20         26,387      100,000   100,000    100,000    3,873     9,175      21,293    3,873     9,175       21,293
  25         38,086      100,000   100,000    100,000    1,978     9,951      34,140    1,978     9,951       34,140
  30         53,018           **   100,000    100,000       **     7,827      53,695       **     7,827       53,695
  35         72,076           **        **    126,861       **        **      83,814       **        **       83,814
  40         96,398           **        **    173,350       **        **     126,644       **        **      126,644
  45        127,441           **        **    234,330       **        **     185,593       **        **      185,593



---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                        MEDALLION EXECUTIVE VARIABLE LIFE

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 26 TO 31 replace the illustration in the John Hancock Variable Life Insurance Company Medallion Executive Variable Life Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the Medallion Executive Variable Life Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- --
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of     gross annual return of
Policy     accumulated at    -------------------------  ---------------------- --
 Year    5% annual interest    0%       6%       12%      0%      6%        12%
------   ------------------  -------  -------  -------  ------  -------  ----- ----
   1            2,100        100,000  100,000  100,000     926    1,006     1,086
   2            4,305        100,000  100,000  100,000   2,224    2,448     2,683
   3            6,620        100,000  100,000  100,000   3,168    3,611     4,094
   4            9,051        100,000  100,000  100,000   4,239    4,976     5,810
   5           11,604        100,000  100,000  100,000   5,274    6,382     7,686
   6           14,284        100,000  100,000  100,000   6,666    8,235    10,154
   7           17,098        100,000  100,000  100,000   8,014   10,150    12,859
   8           20,053        100,000  100,000  100,000   9,318   12,127    15,826
   9           23,156        100,000  100,000  100,000  10,575   14,167    19,081
  10           26,414        100,000  100,000  100,000  11,807   16,305    22,700
  11           29,834        100,000  100,000  100,000  13,111   18,642    26,822
  12           33,426        100,000  100,000  100,000  14,363   21,063    31,368
  13           37,197        100,000  100,000  100,000  15,562   23,568    36,390
  14           41,157        100,000  100,000  100,000  16,702   26,162    41,942
  15           45,315        100,000  100,000  100,000  17,781   28,847    48,092
  16           49,681        100,000  100,000  100,000  18,794   31,628    54,912
  17           54,265        100,000  100,000  100,000  19,737   34,510    62,491
  18           59,078        100,000  100,000  100,000  20,604   37,496    70,928
  19           64,132        100,000  100,000  100,000  21,389   40,594    80,341
  20           69,439        100,000  100,000  108,963  22,084   43,811    90,802
  25          100,227        100,000  100,000  186,337  23,994   62,110   162,032
  30          139,522        100,000  100,000  294,031  22,180   85,977   280,029
  35          189,673        100,000  124,505  500,517  13,328  118,576   476,683



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                  Death Benefits            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            2,100        100,000  100,000  100,000     607     676       746
   2            4,305        100,000  100,000  100,000   1,568   1,753     1,946
   3            6,620        100,000  100,000  100,000   2,161   2,512     2,896
   4            9,051        100,000  100,000  100,000   2,865   3,434     4,081
   5           11,604        100,000  100,000  100,000   3,516   4,354     5,347
   6           14,284        100,000  100,000  100,000   4,505   5,677     7,118
   7           17,098        100,000  100,000  100,000   5,429   7,008     9,024
   8           20,053        100,000  100,000  100,000   6,283   8,342    11,075
   9           23,156        100,000  100,000  100,000   7,059   9,674    13,281
  10           26,414        100,000  100,000  100,000   7,751  10,997    15,655
  11           29,834        100,000  100,000  100,000   8,414  12,368    18,280
  12           33,426        100,000  100,000  100,000   8,983  13,724    21,117
  13           37,197        100,000  100,000  100,000   9,455  15,063    24,191
  14           41,157        100,000  100,000  100,000   9,827  16,380    27,532
  15           45,315        100,000  100,000  100,000  10,091  17,671    31,172
  16           49,681        100,000  100,000  100,000  10,237  18,926    35,146
  17           54,265        100,000  100,000  100,000  10,251  20,133    39,495
  18           59,078        100,000  100,000  100,000  10,117  21,278    44,265
  19           64,132        100,000  100,000  100,000   9,813  22,342    49,514
  20           69,439        100,000  100,000  100,000   9,318  23,308    55,310
  25          100,227        100,000  100,000  110,519   3,191  26,010    96,104
  30          139,522             **  100,000  171,247      **  21,767   163,092
  35          189,673             **       **  283,683      **      **   270,174



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            2,100        100,924  101,004  101,084     924   1,004     1,084
   2            4,305        102,057  102,281  102,516   2,217   2,441     2,676
   3            6,620        103,155  103,597  104,077   3,155   3,597     4,077
   4            9,051        104,216  104,949  105,778   4,216   4,949     5,778
   5           11,604        105,239  106,338  107,632   5,239   6,338     7,632
   6           14,284        106,613  108,167  110,067   6,613   8,167    10,067
   7           17,098        107,937  110,048  112,724   7,937  10,048    12,724
   8           20,053        109,211  111,980  115,625   9,211  11,980    15,625
   9           23,156        110,430  113,961  118,788  10,430  13,961    18,788
  10           26,414        111,616  116,022  122,283  11,616  16,022    22,283
  11           29,834        112,861  118,261  126,237  12,861  18,261    26,237
  12           33,426        114,043  120,556  130,563  14,043  20,556    30,563
  13           37,197        115,157  122,905  135,294  15,157  22,905    35,294
  14           41,157        116,196  125,302  140,467  16,196  25,302    40,467
  15           45,315        117,156  127,745  146,124  17,156  27,745    46,124
  16           49,681        118,030  130,228  152,310  18,030  30,228    52,310
  17           54,265        118,809  132,744  159,072  18,809  32,744    59,072
  18           59,078        119,487  135,286  166,465  19,487  35,286    66,465
  19           64,132        120,053  137,844  174,546  20,053  37,844    74,546
  20           69,439        120,498  140,408  183,379  20,498  40,408    83,379
  25          100,227        120,593  152,960  241,625  20,593  52,960   141,625
  30          139,522        115,859  163,432  332,991  15,859  63,432   232,991
  35          189,673        103,378  167,620  475,677   3,378  67,620   375,677



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- --
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of     gross annual return of
Policy     accumulated at    -------------------------  ---------------------- --
 Year    5% annual interest    0%       6%       12%      0%      6%        12%
------   ------------------  -------  -------  -------  ------  -------  ----- ----
   1            2,100        100,602  100,670  100,740    602      670        740
   2            4,305        101,394  101,577  101,768  1,554    1,737      1,928
   3            6,620        102,133  102,480  102,858  2,133    2,480      2,858
   4            9,051        102,818  103,378  104,014  2,818    3,378      4,014
   5           11,604        103,445  104,265  105,236  3,445    4,265      5,236
   6           14,284        104,403  105,544  106,946  4,403    5,544      6,946
   7           17,098        105,286  106,815  108,765  5,286    6,815      8,765
   8           20,053        106,089  108,072  110,699  6,089    8,072     10,699
   9           23,156        106,803  109,304  112,748  6,803    9,304     12,748
  10           26,414        107,421  110,501  114,913  7,421   10,501     14,913
  11           29,834        107,996  111,717  117,267  7,996   11,717     17,267
  12           33,426        108,462  112,882  119,752  8,462   12,882     19,752
  13           37,197        108,818  113,989  122,379  8,818   13,989     22,379
  14           41,157        109,058  115,030  125,154  9,058   15,030     25,154
  15           45,315        109,176  115,992  128,082  9,176   15,992     28,082
  16           49,681        109,160  116,859  131,166  9,160   16,859     31,166
  17           54,265        108,998  117,611  134,406  8,998   17,611     34,406
  18           59,078        108,673  118,224  137,795  8,673   18,224     37,795
  19           64,132        108,166  118,668  141,327  8,166   18,668     41,327
  20           69,439        107,458  118,914  144,991  7,458   18,914     44,991
  25          100,227        100,389  116,186  165,067    389   16,186     65,067
  30          139,522             **  102,778  186,009     **    2,778     86,009
  35          189,673             **       **  200,295     **       **    100,295



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- --
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of     gross annual return of
Policy     accumulated at    -------------------------  ---------------------- --
 Year    5% annual interest    0%       6%       12%      0%      6%        12%
------   ------------------  -------  -------  -------  ------  -------  ----- ----
   1            2,100        100,000  100,000  100,000     926    1,006     1,086
   2            4,305        100,000  100,000  100,000   2,224    2,448     2,683
   3            6,620        100,000  100,000  100,000   3,168    3,611     4,094
   4            9,051        100,000  100,000  100,000   4,239    4,976     5,810
   5           11,604        100,000  100,000  100,000   5,274    6,382     7,686
   6           14,284        100,000  100,000  100,000   6,666    8,235    10,154
   7           17,098        100,000  100,000  100,000   8,014   10,150    12,859
   8           20,053        100,000  100,000  100,000   9,318   12,127    15,826
   9           23,156        100,000  100,000  100,000  10,575   14,167    19,081
  10           26,414        100,000  100,000  100,000  11,807   16,305    22,700
  11           29,834        100,000  100,000  100,000  13,111   18,642    26,822
  12           33,426        100,000  100,000  100,000  14,363   21,063    31,368
  13           37,197        100,000  100,000  100,000  15,562   23,568    36,390
  14           41,157        100,000  100,000  100,000  16,702   26,162    41,942
  15           45,315        100,000  100,000  100,000  17,781   28,847    48,092
  16           49,681        100,000  100,000  100,314  18,794   31,628    54,909
  17           54,265        100,000  100,000  111,201  19,737   34,510    62,409
  18           59,078        100,000  100,000  122,814  20,604   37,496    70,636
  19           64,132        100,000  100,000  135,222  21,389   40,594    79,655
  20           69,439        100,000  100,000  148,492  22,084   43,811    89,539
  25          100,227        100,000  100,000  230,654  23,994   62,110   155,009
  30          139,522        100,000  115,032  349,000  22,180   84,920   257,641
  35          189,673        100,000  139,931  522,847  13,328  111,410   416,280



---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            2,100        100,000  100,000  100,000     607     676       746
   2            4,305        100,000  100,000  100,000   1,568   1,753     1,946
   3            6,620        100,000  100,000  100,000   2,161   2,512     2,896
   4            9,051        100,000  100,000  100,000   2,865   3,434     4,081
   5           11,604        100,000  100,000  100,000   3,516   4,354     5,347
   6           14,284        100,000  100,000  100,000   4,505   5,677     7,118
   7           17,098        100,000  100,000  100,000   5,429   7,008     9,024
   8           20,053        100,000  100,000  100,000   6,283   8,342    11,075
   9           23,156        100,000  100,000  100,000   7,059   9,674    13,281
  10           26,414        100,000  100,000  100,000   7,751  10,997    15,655
  11           29,834        100,000  100,000  100,000   8,414  12,368    18,280
  12           33,426        100,000  100,000  100,000   8,983  13,724    21,117
  13           37,197        100,000  100,000  100,000   9,455  15,063    24,191
  14           41,157        100,000  100,000  100,000   9,827  16,380    27,532
  15           45,315        100,000  100,000  100,000  10,091  17,671    31,172
  16           49,681        100,000  100,000  100,000  10,237  18,926    35,146
  17           54,265        100,000  100,000  100,000  10,251  20,133    39,495
  18           59,078        100,000  100,000  100,000  10,117  21,278    44,265
  19           64,132        100,000  100,000  100,000   9,813  22,342    49,514
  20           69,439        100,000  100,000  100,000   9,318  23,308    55,310
  25          100,227        100,000  100,000  138,229   3,191  26,010    92,896
  30          139,522             **  100,000  198,224      **  21,767   146,334
  35          189,673             **       **  276,280      **      **   219,968



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                      MEDALLION EXECUTIVE VARIABLE LIFE III

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 34 TO 39 replace the illustration in the John Hancock Variable Life Insurance Company Medallion Executive Variable Life III Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the Medallion Executive Variable Life III Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                  Death Benefit            Surrender Value
                             ------------------------  ----------------------- -
                              Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    ------------------------  ----------------------- -
 Year    5% annual interest    0%       6%      12%      0%      6%        12%
------   ------------------  -------  -------  ------  ------  -------  ------ ---
   1            5,931        100,000  100,000   4,915   5,214    5,512   100,000
   2           12,159        100,000  100,000   9,625  10,522   11,455   100,000
   3           18,699        100,000  100,000  14,239  16,041   17,989   100,000
   4           25,565        100,000  100,000  18,775  21,798   25,197   100,000
   5           32,775        100,000  100,000  19,789  24,153   29,290   100,000
   6           40,345        100,000  100,000  19,176  24,909   32,018   100,000
   7           48,294        100,000  100,000  18,543  25,677   35,013   100,000
   8           50,709        100,000  100,000  17,888  26,454   38,307   100,000
   9           53,244        100,000  100,000  17,237  27,265   41,953   100,000
  10           55,906        100,000  100,000  16,588  28,112   45,990   100,000
  11           58,702        100,000  100,000  16,074  29,169   50,696   100,000
  12           61,637        100,000  100,000  15,524  30,246   55,901   100,000
  13           64,718        100,000  100,000  14,929  31,337   61,663   100,000
  14           67,954        100,000  100,000  14,293  32,450   68,052   100,000
  15           71,352        100,000  100,000  13,616  33,585   75,147   100,000
  16           74,920        100,000  106,264  12,902  34,750   83,019   106,264
  17           78,666        100,000  115,553  12,125  35,926   91,709   115,553
  18           82,599        100,000  125,613  11,277  37,113  101,301   125,613
  19           86,729        100,000  136,506  10,352  38,309  111,890   136,506
  20           91,065        100,000  148,297   9,338  39,509  123,581   148,297
  25           95,619        100,000  235,874   3,125  46,318  205,108   235,874
  30          100,400             **  357,747      **  53,553  340,711   357,747
  35          105,420             **  595,833      **  60,851  567,460   595,833



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                  Death Benefits            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            5,931        100,000  100,000  100,000   4,356   4,635     4,914
   2           12,159        100,000  100,000  100,000   8,623   9,451    10,313
   3           18,699        100,000  100,000  100,000  12,803  14,459    16,249
   4           25,565        100,000  100,000  100,000  16,900  19,669    22,785
   5           32,775        100,000  100,000  100,000  17,490  21,464    26,152
   6           40,345        100,000  100,000  100,000  16,460  21,639    28,082
   7           48,294        100,000  100,000  100,000  15,391  21,775    30,176
   8           50,709        100,000  100,000  100,000  14,276  21,865    32,450
   9           53,244        100,000  100,000  100,000  13,108  21,899    34,921
  10           55,906        100,000  100,000  100,000  11,874  21,865    37,607
  11           58,702        100,000  100,000  100,000  10,569  21,757    40,533
  12           61,637        100,000  100,000  100,000   9,184  21,562    43,726
  13           64,718        100,000  100,000  100,000   7,711  21,273    47,222
  14           67,954        100,000  100,000  100,000   6,142  20,877    51,059
  15           71,352        100,000  100,000  100,000   4,466  20,362    55,281
  16           74,920        100,000  100,000  100,000   2,666  19,708    59,938
  17           78,666        100,000  100,000  100,000     723  18,892    65,090
  18           82,599             **  100,000  100,000      **  17,886    70,804
  19           86,729             **  100,000  100,000      **  16,654    77,164
  20           91,065             **  100,000  101,116      **  15,159    84,264
  25           95,619             **  100,000  151,046      **   2,074   131,344
  30          100,400             **       **  215,959      **      **   205,676
  35          105,420             **       **  340,938      **      **   324,703



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            5,931        104,915  105,214  105,512   4,915   5,214     5,512
   2           12,159        109,610  110,506  111,437   9,610  10,506    11,437
   3           18,699        114,196  115,992  117,934  14,196  15,992    17,934
   4           25,565        118,691  121,699  125,080  18,691  21,699    25,080
   5           32,775        123,109  127,648  132,956  23,109  27,648    32,956
   6           40,345        127,431  133,831  141,617  27,431  33,831    41,617
   7           48,294        131,659  140,258  151,144  31,659  40,258    51,144
   8           50,709        130,758  141,601  155,987  30,758  41,601    55,987
   9           53,244        129,865  143,001  161,331  29,865  43,001    61,331
  10           55,906        128,979  144,457  167,225  28,979  44,457    67,225
  11           58,702        128,258  146,180  174,005  28,258  46,180    74,005
  12           61,637        127,498  147,935  181,460  27,498  47,935    81,460
  13           64,718        126,688  149,713  189,649  26,688  49,713    89,649
  14           67,954        125,836  151,522  198,658  25,836  51,522    98,658
  15           71,352        124,941  153,363  208,575  24,941  53,363   108,575
  16           74,920        124,011  155,245  219,503  24,011  55,245   119,503
  17           78,666        123,013  157,136  231,518  23,013  57,136   131,518
  18           82,599        121,945  159,031  244,728  21,945  59,031   144,728
  19           86,729        120,799  160,924  259,255  20,799  60,924   159,255
  20           91,065        119,566  162,803  275,228  19,566  62,803   175,228
  25           95,619        112,487  172,968  385,977  12,487  72,968   285,977
  30          100,400        102,334  182,021  567,406   2,334  82,021   467,406
  35          105,420             **  187,153  864,596      **  87,153   764,596



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            5,931        104,335  104,612  104,890   4,335   4,612     4,890
   2           12,159        108,558  109,379  110,234   8,558   9,379    10,234
   3           18,699        112,670  114,305  116,075  12,670  14,305    16,075
   4           25,565        116,670  119,394  122,460  16,670  19,394    22,460
   5           32,775        120,554  124,648  129,439  20,554  24,648    29,439
   6           40,345        124,322  130,070  137,068  24,322  30,070    37,068
   7           48,294        127,967  135,658  145,404  27,967  35,658    45,404
   8           50,709        126,520  136,151  148,952  26,520  36,151    48,952
   9           53,244        125,023  136,588  152,777  25,023  36,588    52,777
  10           55,906        123,467  136,955  156,898  23,467  36,955    56,898
  11           58,702        121,848  137,244  161,338  21,848  37,244    61,338
  12           61,637        120,156  137,443  166,120  20,156  37,443    66,120
  13           64,718        118,391  137,544  171,276  18,391  37,544    71,276
  14           67,954        116,547  137,536  176,833  16,547  37,536    76,833
  15           71,352        114,615  137,405  182,825  14,615  37,405    82,825
  16           74,920        112,586  137,134  189,282  12,586  37,134    89,282
  17           78,666        110,444  136,700  196,233  10,444  36,700    96,233
  18           82,599        108,174  136,077  203,709   8,174  36,077   103,709
  19           86,729        105,754  135,233  211,738   5,754  35,233   111,738
  20           91,065        103,165  134,137  220,353   3,165  34,137   120,353
  25           95,619             **  123,804  273,755      **  23,804   173,755
  30          100,400             **  101,058  348,556      **   1,058   248,556
  35          105,420             **       **  449,885      **      **   349,885



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING CURRENT CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- --
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of     gross annual return of
Policy     accumulated at    -------------------------  ---------------------- --
 Year    5% annual interest    0%       6%       12%      0%      6%        12%
------   ------------------  -------  -------  -------  ------  -------  ----- ----
   1            5,931        100,000  100,000  100,000   4,915    5,214     5,512
   2           12,159        100,000  100,000  100,000   9,625   10,522    11,455
   3           18,699        100,000  100,000  100,000  14,239   16,041    17,989
   4           25,565        100,000  100,000  100,000  18,775   21,798    25,197
   5           32,775        100,000  100,000  100,000  23,247   27,818    33,163
   6           40,345        100,000  100,000  100,731  27,642   34,101    41,957
   7           48,294        100,000  100,000  120,360  31,964   40,664    51,619
   8           50,709        100,000  100,000  128,249  31,164   42,168    56,612
   9           53,244        100,000  100,000  136,763  30,370   43,743    62,111
  10           55,906        100,000  100,000  145,959  29,581   45,392    68,167
  11           58,702        100,000  100,000  156,489  28,965   47,340    75,123
  12           61,637        100,000  100,080  167,806  28,320   49,361    82,765
  13           64,718        100,000  101,574  179,949  27,638   51,451    91,151
  14           67,954        100,000  103,102  192,994  26,923   53,615   100,361
  15           71,352        100,000  104,679  207,037  26,173   55,859   110,479
  16           74,920        100,000  106,307  222,155  25,394   58,190   121,602
  17           78,666        100,000  107,972  238,406  24,560   60,597   133,801
  18           82,599        100,000  109,683  255,891  23,667   63,084   147,174
  19           86,729        100,000  111,449  274,727  22,708   65,651   161,833
  20           91,065        100,000  113,269  295,013  21,673   68,300   177,890
  25           95,619        100,000  124,870  428,289  15,639   83,918   287,829
  30          100,400        100,000  138,961  627,651   6,384  102,585   463,348
  35          105,420             **  156,538  931,089      **  124,632   741,313



---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: MEDALLION EXECUTIVE VARIABLE LIFE III (FLEXIBLE PREMIUM VARIABLE LIFE)
    $100,000 TOTAL SUM INSURED MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONTOBACCO UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT THEREAFTER* USING MAXIMUM CHARGES


                                   Death Benefit            Surrender Value
                             -------------------------  ---------------------- -
                               Assuming hypothetical     Assuming hypothetical
End of    Planned Premiums    gross annual return of    gross annual return of
Policy     accumulated at    -------------------------  ---------------------- -
 Year    5% annual interest    0%       6%       12%      0%      6%       12%
------   ------------------  -------  -------  -------  ------  ------  ------ ---
   1            5,931        100,000  100,000  100,000   4,356   4,635     4,914
   2           12,159        100,000  100,000  100,000   8,623   9,451    10,313
   3           18,699        100,000  100,000  100,000  12,803  14,459    16,249
   4           25,565        100,000  100,000  100,000  16,900  19,669    22,785
   5           32,775        100,000  100,000  100,000  20,912  25,092    29,985
   6           40,345        100,000  100,000  100,000  24,844  30,741    37,927
   7           48,294        100,000  100,000  108,746  28,692  36,628    46,638
   8           50,709        100,000  100,000  114,646  27,455  37,464    50,607
   9           53,244        100,000  100,000  120,901  26,174  38,293    54,907
  10           55,906        100,000  100,000  127,531  24,841  39,110    59,561
  11           58,702        100,000  100,000  134,556  23,449  39,913    64,594
  12           61,637        100,000  100,000  141,997  21,989  40,698    70,035
  13           64,718        100,000  100,000  149,879  20,457  41,461    75,919
  14           67,954        100,000  100,000  158,220  18,842  42,200    82,278
  15           71,352        100,000  100,000  167,066  17,136  42,910    89,149
  16           74,920        100,000  100,000  176,422  15,323  43,583    96,569
  17           78,666        100,000  100,000  186,328  13,385  44,211   104,573
  18           82,599        100,000  100,000  196,818  11,299  44,780   113,198
  19           86,729        100,000  100,000  207,922   9,038  45,276   122,480
  20           91,065        100,000  100,000  219,668   6,572  45,685   132,458
  25           95,619             **  100,000  289,482      **  45,847   194,544
  30          100,400             **  100,000  381,983      **  39,909   281,990
  35          105,420             **  100,000  504,349      **  17,046   401,552



---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                            VARIABLE ESTATE PROTECTION

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 42 TO 45 replace the illustration in the John Hancock Life Insurance Company ("JOHN HANCOCK") Variable Estate Protection Product Prospectus. The tables on pages 46 TO 49 replace the illustration in the John Hancock Variable Life Insurance Company ("JHVLICO") Variable Estate Protection Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the respective Variable Estate Protection Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Tables are provided for each of the two death benefit options. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: JOHN HANCOCK VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $15,969* USING CURRENT CHARGES


                                      Death Benefit                  Surrender Value
                             -------------------------------  ---------------- -------------
                                  Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    -------------------------------  ---------------- -------------
 Year    5% annual interest     0%         6%         12%       0%        6%          12%
-------  ------------------  ---------  ---------  ---------  -------  ------- --  -----------
   1            16,768       1,000,000  1,000,000  1,000,000   11,200     11,904      12,609
   2            34,374       1,000,000  1,000,000  1,000,000   23,392     25,562      27,821
   3            52,861       1,000,000  1,000,000  1,000,000   35,408     39,831      44,613
   4            72,271       1,000,000  1,000,000  1,000,000   47,487     54,981      63,401
   5            92,653       1,000,000  1,000,000  1,000,000   59,387     70,805      84,137
   6           114,053       1,000,000  1,000,000  1,000,000   72,165     88,429     108,166
   7           136,524       1,000,000  1,000,000  1,000,000   84,750    106,832     134,684
   8           160,118       1,000,000  1,000,000  1,000,000   97,138    126,044     163,944
   9           184,891       1,000,000  1,000,000  1,000,000  109,329    146,096     196,227
  10           210,904       1,000,000  1,000,000  1,000,000  121,315    167,017     231,841
  11           238,217       1,000,000  1,000,000  1,000,000  133,853    189,637     271,960
  12           266,895       1,000,000  1,000,000  1,000,000  146,158    213,221     316,208
  13           297,008       1,000,000  1,000,000  1,000,000  158,219    237,799     365,006
  14           328,626       1,000,000  1,000,000  1,000,000  170,017    263,398     418,818
  15           361,825       1,000,000  1,000,000  1,000,000  181,533    290,045     478,163
  16           396,684       1,000,000  1,000,000  1,044,599  192,738    317,766     543,590
  17           433,286       1,000,000  1,000,000  1,145,037  203,600    346,584     615,656
  18           471,718       1,000,000  1,000,000  1,251,940  214,076    376,522     694,995
  19           512,072       1,000,000  1,000,000  1,365,979  224,119    407,601     782,295
  20           554,444       1,000,000  1,000,000  1,487,825  233,667    439,841     878,299
  25           800,279       1,000,000  1,000,000  2,249,218  274,084    622,750   1,523,123
  30         1,114,034       1,000,000  1,115,312  3,366,197  288,814    842,289   2,542,168
  35         1,514,473       1,000,000  1,338,337  5,034,083  252,846  1,096,756   4,125,388


* The illustrations assume that Planned Premiums equal to $15,969.34 are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $15,969* USING CURRENT CHARGES


                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------- -----------
                                  Assuming Hypothetical          Assuming Hypothetical
End of    Planned Premiums       Gross Annual Return of         Gross Annual Return of
Policy     Accumulated at    -------------------------------  ---------------- -----------
 Year    5% Annual Interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,011,200  1,011,903  1,012,608   11,200   11,903      12,608
   2            34,374       1,023,390  1,025,560  1,027,818   23,390   25,560      27,818
   3            52,861       1,035,404  1,039,826  1,044,607   35,404   39,826      44,608
   4            72,271       1,047,479  1,054,973  1,063,391   47,479   54,973      63,391
   5            92,653       1,059,376  1,070,791  1,084,120   59,376   70,791      84,120
   6           114,053       1,072,148  1,088,407  1,108,139   72,148   88,407     108,139
   7           136,524       1,084,725  1,106,800  1,134,642   84,725  106,800     134,642
   8           160,118       1,097,104  1,125,997  1,163,880   97,104  125,997     163,880
   9           184,891       1,109,281  1,146,027  1,196,130  109,281  146,027     196,130
  10           210,904       1,121,247  1,166,917  1,231,695  121,247  166,917     231,695
  11           238,217       1,133,765  1,189,504  1,271,757  133,765  189,504     271,757
  12           266,895       1,146,040  1,213,036  1,315,916  146,040  213,036     315,916
  13           297,008       1,158,055  1,237,534  1,364,574  158,055  237,534     364,574
  14           328,626       1,169,786  1,263,013  1,418,169  169,786  263,013     418,169
  15           361,825       1,181,203  1,289,480  1,477,178  181,203  289,480     477,178
  16           396,684       1,192,268  1,316,938  1,542,120  192,268  316,938     542,120
  17           433,286       1,202,935  1,345,375  1,613,554  202,935  345,375     613,554
  18           471,718       1,213,142  1,374,768  1,692,085  213,142  374,768     692,085
  19           512,072       1,222,818  1,405,080  1,778,367  222,819  405,080     778,367
  20           554,444       1,231,875  1,436,249  1,873,102  231,875  436,249     873,102
  25           800,279       1,266,737  1,605,056  2,506,535  266,737  605,056   1,506,535
  30         1,114,034       1,265,989  1,777,283  3,501,773  265,989  777,283   2,501,773
  35         1,514,473       1,196,987  1,913,469  5,043,925  196,988  913,469   4,043,925


* The illustrations assume that Planned Premiums equal to $15,969.34 are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $15,969* USING MAXIMUM CHARGES


                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------- -----------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ---------------- -----------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,000,000  1,000,000  1,000,000   10,901   11,594      12,287
   2            34,374       1,000,000  1,000,000  1,000,000   22,718   24,846      27,053
   3            52,861       1,000,000  1,000,000  1,000,000   34,245   38,562      43,214
   4            72,271       1,000,000  1,000,000  1,000,000   45,703   52,986      61,144
   5            92,653       1,000,000  1,000,000  1,000,000   56,834   67,882      80,746
   6           114,053       1,000,000  1,000,000  1,000,000   68,671   84,342     103,310
   7           136,524       1,000,000  1,000,000  1,000,000   80,120  101,308     127,969
   8           160,118       1,000,000  1,000,000  1,000,000   91,155  118,771     154,907
   9           184,891       1,000,000  1,000,000  1,000,000  101,747  136,720     184,335
  10           210,904       1,000,000  1,000,000  1,000,000  111,860  155,140     216,477
  11           238,217       1,000,000  1,000,000  1,000,000  121,960  174,547     252,154
  12           266,895       1,000,000  1,000,000  1,000,000  131,474  194,393     291,127
  13           297,008       1,000,000  1,000,000  1,000,000  140,331  214,633     333,707
  14           328,626       1,000,000  1,000,000  1,000,000  148,441  235,207     380,234
  15           361,825       1,000,000  1,000,000  1,000,000  155,697  256,044     431,104
  16           396,684       1,000,000  1,000,000  1,000,000  161,984  277,072     486,780
  17           433,286       1,000,000  1,000,000  1,018,580  167,116  298,160     547,664
  18           471,718       1,000,000  1,000,000  1,105,725  171,044  319,305     613,826
  19           512,072       1,000,000  1,000,000  1,197,018  173,563  340,382     685,532
  20           554,444       1,000,000  1,000,000  1,292,741  174,480  361,291     763,136
  25           800,279       1,000,000  1,000,000  1,849,337  144,641  458,581   1,252,332
  30         1,114,034       1,000,000  1,000,000  2,567,693    2,132  521,335   1,939,134
  35         1,514,473              **  1,000,000  3,503,540       **  494,468   2,871,120


 * The illustrations assume that Planned Premiums equal to $15,969.34 are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $15,969* USING MAXIMUM CHARGES


                                      Death Benefit                 Surrender Value
                             -------------------------------  ---------------- -----------
                                  Assuming hypothetical          Assuming hypothetical
End of    Planned Premiums        gross annual return of         gross annual return of
Policy     accumulated at    -------------------------------  ---------------- -----------
 Year    5% annual interest     0%         6%         12%       0%       6%         12%
-------  ------------------  ---------  ---------  ---------  -------  -------  -----------
   1            16,768       1,010,900  1,011,594  1,012,287   10,900   11,594      12,287
   2            34,374       1,022,715  1,024,843  1,027,050   22,715   24,843      27,050
   3            52,861       1,034,235  1,038,551  1,043,202   34,235   38,551      43,202
   4            72,271       1,045,678  1,052,957  1,061,110   45,678   52,957      61,110
   5            92,653       1,056,783  1,067,819  1,080,670   56,783   67,819      80,670
   6           114,053       1,068,576  1,084,222  1,103,160   68,576   84,222     103,160
   7           136,524       1,079,958  1,101,096  1,127,693   79,958  101,096     127,693
   8           160,118       1,090,893  1,118,417  1,154,431   90,893  118,417     154,431
   9           184,891       1,101,345  1,136,158  1,183,550  101,345  136,158     183,550
  10           210,904       1,111,265  1,154,278  1,215,228  111,265  154,278     215,228
  11           238,217       1,121,105  1,173,262  1,250,222  121,105  173,263     250,222
  12           266,895       1,130,274  1,192,525  1,288,210  130,274  192,525     288,210
  13           297,008       1,138,681  1,211,970  1,329,383  138,681  211,970     329,383
  14           328,626       1,146,208  1,231,469  1,373,923  146,208  231,469     373,923
  15           361,825       1,152,719  1,250,869  1,422,009  152,719  250,869     422,009
  16           396,684       1,158,064  1,269,994  1,473,820  158,064  269,994     473,820
  17           433,286       1,162,012  1,288,572  1,529,465  162,012  288,572     529,465
  18           471,718       1,164,496  1,306,488  1,589,234  164,496  306,488     589,234
  19           512,072       1,165,268  1,323,431  1,653,251  165,268  323,431     653,251
  20           554,444       1,164,099  1,339,095  1,721,671  164,099  339,095     721,671
  25           800,279       1,118,067  1,382,982  2,132,594  118,067  382,982   1,132,594
  30         1,114,034              **  1,303,944  2,644,892       **  303,944   1,644,892
  35         1,514,473              **         **  3,209,172       **       **   2,209,172


 * The illustrations assume that Planned Premiums equal to $15,969.34 are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        500,000  500,000    500,000    4,292    4,576       4,860
   2           17,556        500,000  500,000    500,000   10,122   11,028      11,970
   3           26,998        500,000  500,000    500,000   15,058   16,934      18,960
   4           36,912        500,000  500,000    500,000   20,443   23,652      27,251
   5           47,322        500,000  500,000    500,000   25,749   30,669      36,402
   6           58,252        500,000  500,000    500,000   32,037   39,104      47,655
   7           69,728        500,000  500,000    500,000   38,231   47,913      60,073
   8           81,779        500,000  500,000    500,000   44,328   57,107      73,774
   9           94,432        500,000  500,000    500,000   50,328   66,703      88,890
  10          107,717        500,000  500,000    500,000   56,226   76,714     105,564
  11          121,667        500,000  500,000    500,000   62,669   87,839     124,672
  12          136,314        500,000  500,000    500,000   68,993   99,437     145,746
  13          151,694        500,000  500,000    500,000   75,192  111,522     168,983
  14          167,843        500,000  500,000    500,000   81,258  124,107     194,606
  15          184,799        500,000  500,000    500,000   87,179  137,206     222,858
  16          202,603        500,000  500,000    500,000   92,941  150,830     254,012
  17          221,297        500,000  500,000    536,277   98,530  164,990     288,342
  18          240,926        500,000  500,000    587,493  103,922  179,696     326,137
  19          261,536        500,000  500,000    642,094  109,095  194,957     367,727
  20          283,177        500,000  500,000    700,402  114,016  210,781     413,464
  25          408,735        500,000  500,000  1,064,419  134,937  300,440     720,802
  30          568,983        500,000  540,508  1,597,663  142,923  408,194   1,206,563
  35          773,504        500,000  650,986  2,393,352  125,472  533,477   1,961,331



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        504,292  504,576    504,860    4,292    4,576       4,860
   2           17,556        509,714  510,619    511,561   10,122   11,027      11,969
   3           26,998        515,057  516,932    518,957   15,057   16,932      18,957
   4           36,912        520,440  523,649    527,247   20,440   23,649      27,247
   5           47,322        525,744  530,663    536,395   25,744   30,663      36,395
   6           58,252        532,030  539,095    547,643   32,030   39,095      47,643
   7           69,728        538,220  547,898    560,054   38,220   47,898      60,054
   8           81,779        544,313  557,086    573,745   44,313   57,086      73,745
   9           94,432        550,306  566,673    588,846   50,306   66,673      88,847
  10          107,717        556,195  576,670    605,498   56,195   76,670     105,498
  11          121,667        562,629  587,779    624,581   62,629   87,779     124,581
  12          136,314        568,939  599,352    645,614   68,939   99,352     145,614
  13          151,694        575,116  611,400    668,787   75,116  111,400     168,787
  14          167,843        581,149  623,929    694,309   81,149  123,929     194,309
  15          184,799        587,023  636,943    722,406   87,023  136,943     222,406
  16          202,603        592,718  650,442    753,322   92,718  150,442     253,322
  17          221,297        598,212  664,421    787,323   98,212  164,421     287,323
  18          240,926        603,473  678,867    824,694  103,473  178,867     324,694
  19          261,536        608,467  693,761    865,744  108,467  193,761     365,744
  20          283,177        613,149  709,073    910,803  113,149  209,073     410,803
  25          408,735        631,340  791,944  1,211,876  131,340  291,944     711,876
  30          568,983        631,672  876,151  1,683,852  131,672  376,151   1,183,852
  35          773,504        597,828  941,871  2,412,890   97,828  441,872   1,912,891



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  -------------------- ------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  --- --------
   1            8,564        500,000  500,000    500,000   4,131    4,409       4,688
   2           17,556        500,000  500,000    500,000   9,764   10,647      11,563
   3           26,998        500,000  500,000    500,000  14,447   16,268      18,227
   4           36,912        500,000  500,000    500,000  19,515   22,615      26,081
   5           47,322        500,000  500,000    500,000  24,430   29,161      34,659
   6           58,252        500,000  500,000    500,000  30,243   37,008      45,172
   7           69,728        500,000  500,000    500,000  35,863   45,091      56,654
   8           81,779        500,000  500,000    500,000  41,277   53,403      69,187
   9           94,432        500,000  500,000    500,000  46,469   61,938      82,867
  10          107,717        500,000  500,000    500,000  51,422   70,687      97,794
  11          121,667        500,000  500,000    500,000  56,595   80,147     114,619
  12          136,314        500,000  500,000    500,000  61,470   89,811     132,982
  13          151,694        500,000  500,000    500,000  66,013   99,656     153,022
  14          167,843        500,000  500,000    500,000  70,178  109,650     174,895
  15          184,799        500,000  500,000    500,000  73,910  119,755     198,778
  16          202,603        500,000  500,000    500,000  77,153  129,930     224,879
  17          221,297        500,000  500,000    500,000  79,813  140,108     253,425
  18          240,926        500,000  500,000    512,772  81,864  150,283     284,658
  19          261,536        500,000  500,000    556,201  83,204  160,387     318,536
  20          283,177        500,000  500,000    601,713  83,736  170,364     355,206
  25          408,735        500,000  500,000    866,439  69,251  215,884     586,734
  30          568,983             **  500,000  1,207,606      **  240,694     911,990
  35          773,504             **  500,000  1,651,719      **  210,051   1,353,569



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO VARIABLE ESTATE PROTECTION (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES


                                    Death Benefit             Surrender Value
                             ---------------------------  -------------------- ----
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ----
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  --- ------
   1            8,564        504,130  504,409    504,687   4,130    4,409     4,687
   2           17,556        509,355  510,238    511,154   9,763   10,646    11,561
   3           26,998        514,443  516,263    518,222  14,443   16,263    18,222
   4           36,912        519,505  522,603    526,067  19,505   22,603    26,067
   5           47,322        524,408  529,134    534,626  24,408   29,134    34,626
   6           58,252        530,202  536,956    545,107  30,202   36,956    45,107
   7           69,728        535,792  544,997    556,534  35,792   44,997    56,534
   8           81,779        541,160  553,246    568,977  41,160   53,246    68,977
   9           94,432        546,288  561,687    582,518  46,288   61,687    82,518
  10          107,717        551,152  570,299    597,236  51,152   70,299    97,236
  11          121,667        556,204  579,565    613,752  56,204   79,565   113,752
  12          136,314        560,918  588,960    631,666  60,918   88,960   131,666
  13          151,694        565,249  598,436    651,063  65,249   98,436   151,063
  14          167,843        569,137  607,930    672,025  69,137  107,930   172,025
  15          184,799        572,515  617,363    694,627  72,515  117,363   194,627
  16          202,603        575,309  626,647    718,946  75,309  126,647   218,946
  17          221,297        577,401  635,646    745,023  77,401  135,646   245,023
  18          240,926        578,760  644,302    772,986  78,760  144,302   272,986
  19          261,536        579,260  652,459    802,879  79,260  152,459   302,879
  20          283,177        578,789  659,963    834,760  78,789  159,963   334,760
  25          408,735        556,505  680,285  1,024,827  56,505  180,285   524,827
  30          568,983             **  638,775  1,256,092      **  138,775   756,092
  35          773,504             **       **  1,498,010      **       **   998,010



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                          VARIABLE ESTATE PROTECTION II

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 52 TO 61 replace the illustration in the John Hancock Variable Life Insurance Company Variable Estate Protection II Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the Variable Estate Protection II Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .71%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of
 .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Tables are provided for each of the two death benefit options. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting the issue age, sex and underwriting risk classification of each of your proposed insured persons, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        500,000  500,000    500,000    4,283    4,566       4,850
   2           17,556        500,000  500,000    500,000   10,095   10,998      11,936
   3           26,998        500,000  500,000    500,000   15,004   16,873      18,887
   4           36,912        500,000  500,000    500,000   20,352   23,546      27,121
   5           47,322        500,000  500,000    500,000   25,612   30,504      36,192
   6           58,252        500,000  500,000    500,000   31,847   38,864      47,337
   7           69,728        500,000  500,000    500,000   37,976   47,579      59,614
   8           81,779        500,000  500,000    500,000   43,999   56,660      73,136
   9           94,432        500,000  500,000    500,000   49,915   66,121      88,026
  10          107,717        500,000  500,000    500,000   55,721   75,974     104,422
  11          121,667        500,000  500,000    500,000   62,061   86,914     123,189
  12          136,314        500,000  500,000    500,000   68,274   98,299     143,849
  13          151,694        500,000  500,000    500,000   74,352  110,141     166,589
  14          167,843        500,000  500,000    500,000   80,287  122,452     191,616
  15          184,799        500,000  500,000    500,000   86,069  135,241     219,160
  16          202,603        500,000  500,000    500,000   92,148  149,267     250,736
  17          221,297        500,000  500,000    500,000   98,068  163,896     285,673
  18          240,926        500,000  500,000    500,000  103,807  179,142     324,340
  19          261,536        500,000  500,000    500,000  109,339  195,020     367,157
  20          283,177        500,000  500,000    500,000  114,633  211,545     414,601
  25          408,735        500,000  500,000    778,830  137,609  306,250     741,743
  30          568,983        500,000  500,000  1,349,037  147,952  423,789   1,284,797
  35          773,504        500,000  604,624  2,288,241  133,255  575,832   2,179,277



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        504,283  504,566    504,850    4,283    4,566       4,850
   2           17,556        509,686  510,590    511,527   10,094   10,997      11,935
   3           26,998        515,002  516,871    518,885   15,002   16,871      18,885
   4           36,912        520,349  523,542    527,117   20,349   23,542      27,117
   5           47,322        525,608  530,498    536,185   25,608   30,498      36,185
   6           58,252        531,840  538,855    547,325   31,840   38,855      47,325
   7           69,728        537,966  547,565    559,596   37,966   47,565      59,596
   8           81,779        543,984  556,639    573,107   43,984   56,639      73,107
   9           94,432        549,893  566,090    587,983   49,893   66,090      87,983
  10          107,717        555,690  575,929    604,357   55,690   75,929     104,357
  11          121,667        562,022  586,854    623,100   62,022   86,854     123,100
  12          136,314        568,220  598,216    643,719   68,220   98,216     143,719
  13          151,694        574,277  610,021    666,395   74,277  110,021     166,395
  14          167,843        580,180  622,276    691,324   80,180  122,276     191,324
  15          184,799        585,915  634,982    718,716   85,915  134,982     218,716
  16          202,603        591,927  648,884    750,056   91,927  148,884     250,056
  17          221,297        597,752  663,332    784,636   97,752  163,332     284,636
  18          240,926        603,359  678,317    822,770  103,359  178,317     322,770
  19          261,536        608,711  693,826    864,798  108,711  193,826     364,798
  20          283,177        613,762  709,832    911,087  113,762  209,832     411,087
  25          408,735        633,937  797,588  1,223,749  133,937  297,588     723,749
  30          568,983        636,301  889,538  1,722,895  136,301  389,538   1,222,895
  35          773,504        604,121  966,478  2,509,427  104,121  466,478   2,009,427



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  -------------------- ------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  --- --------
   1            8,564        500,000  500,000    500,000   4,130    4,408       4,687
   2           17,556        500,000  500,000    500,000   9,762   10,644      11,561
   3           26,998        500,000  500,000    500,000  14,444   16,263      18,224
   4           36,912        500,000  500,000    500,000  19,511   22,608      26,077
   5           47,322        500,000  500,000    500,000  24,424   29,151      34,654
   6           58,252        500,000  500,000    500,000  30,236   36,995      45,167
   7           69,728        500,000  500,000    500,000  35,855   45,074      56,647
   8           81,779        500,000  500,000    500,000  41,267   53,381      69,179
   9           94,432        500,000  500,000    500,000  46,457   61,911      82,857
  10          107,717        500,000  500,000    500,000  51,409   70,654      97,783
  11          121,667        500,000  500,000    500,000  56,579   80,107     114,606
  12          136,314        500,000  500,000    500,000  61,451   89,762     132,967
  13          151,694        500,000  500,000    500,000  65,992   99,598     153,005
  14          167,843        500,000  500,000    500,000  70,153  109,581     174,875
  15          184,799        500,000  500,000    500,000  73,882  119,674     198,754
  16          202,603        500,000  500,000    500,000  77,121  129,835     224,851
  17          221,297        500,000  500,000    500,000  79,775  139,997     253,392
  18          240,926        500,000  500,000    500,000  81,822  150,154     284,703
  19          261,536        500,000  500,000    500,000  83,156  160,237     319,124
  20          283,177        500,000  500,000    500,000  83,680  170,191     357,087
  25          408,735        500,000  500,000    648,337  69,143  215,534     617,464
  30          568,983             **  500,000  1,086,910      **  239,964   1,035,152
  35          773,504             **  500,000  1,769,417      **  208,337   1,685,159



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit             Surrender Value
                             ---------------------------  -------------------- ----
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ----
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  --- ------
   1            8,564        504,129  504,408    504,686   4,129    4,408     4,686
   2           17,556        509,353  510,235    511,152   9,761   10,643    11,560
   3           26,998        514,440  516,258    518,219  14,440   16,258    18,219
   4           36,912        519,500  522,596    526,063  19,500   22,596    26,063
   5           47,322        524,402  529,124    534,621  24,402   29,124    34,621
   6           58,252        530,195  536,943    545,101  30,195   36,943    45,101
   7           69,728        535,783  544,981    556,527  35,783   44,981    56,527
   8           81,779        541,150  553,224    568,969  41,150   53,224    68,969
   9           94,432        546,276  561,660    582,509  46,276   61,660    82,509
  10          107,717        551,139  570,267    597,225  51,139   70,267    97,225
  11          121,667        556,188  579,525    613,739  56,188   79,525   113,739
  12          136,314        560,899  588,912    631,651  60,899   88,912   131,651
  13          151,694        565,227  598,379    651,046  65,227   98,379   151,046
  14          167,843        569,113  607,862    672,005  69,113  107,862   172,005
  15          184,799        572,487  617,283    694,603  72,487  117,283   194,603
  16          202,603        575,277  626,554    718,919  75,277  126,554   218,919
  17          221,297        577,365  635,539    744,990  77,365  135,539   244,990
  18          240,926        578,719  644,178    772,947  78,719  144,178   272,947
  19          261,536        579,214  652,316    802,833  79,214  152,316   302,833
  20          283,177        578,736  659,800    834,706  78,736  159,800   334,706
  25          408,735        556,409  679,984  1,024,700  56,409  179,984   524,700
  30          568,983             **  638,257  1,255,794      **  138,257   755,794
  35          773,504             **       **  1,497,344      **       **   997,344



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        500,000  500,000    500,000    4,283    4,566       4,850
   2           17,556        500,000  500,000    500,000   10,095   10,998      11,936
   3           26,998        500,000  500,000    500,000   15,004   16,873      18,887
   4           36,912        500,000  500,000    500,000   20,352   23,546      27,121
   5           47,322        500,000  500,000    500,000   25,612   30,504      36,192
   6           58,252        500,000  500,000    500,000   31,847   38,864      47,337
   7           69,728        500,000  500,000    500,000   37,976   47,579      59,614
   8           81,779        500,000  500,000    500,000   43,999   56,660      73,136
   9           94,432        500,000  500,000    500,000   49,915   66,121      88,026
  10          107,717        500,000  500,000    500,000   55,721   75,974     104,422
  11          121,667        500,000  500,000    500,000   62,061   86,914     123,189
  12          136,314        500,000  500,000    500,000   68,274   98,299     143,849
  13          151,694        500,000  500,000    500,000   74,352  110,141     166,589
  14          167,843        500,000  500,000    500,000   80,287  122,452     191,616
  15          184,799        500,000  500,000    500,000   86,069  135,241     219,160
  16          202,603        500,000  500,000    500,000   92,148  149,267     250,736
  17          221,297        500,000  500,000    531,271   98,068  163,896     285,650
  18          240,926        500,000  500,000    584,030  103,807  179,142     324,215
  19          261,536        500,000  500,000    640,460  109,339  195,020     366,791
  20          283,177        500,000  500,000    700,916  114,633  211,545     413,767
  25          408,735        500,000  500,000  1,082,040  137,609  306,250     732,734
  30          568,983        500,000  558,933  1,649,014  147,952  422,109   1,245,344
  35          773,504        500,000  682,220  2,508,108  133,255  559,074   2,055,373



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ---------------------------  -------------------- -------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- -------
 Year    5% annual interest    0%       6%        12%       0%       6%         12%
-------  ------------------  -------  -------  ---------  -------  -------  -- ---------
   1            8,564        504,283  504,566    504,850    4,283    4,566       4,850
   2           17,556        509,686  510,590    511,527   10,094   10,997      11,935
   3           26,998        515,002  516,871    518,885   15,002   16,871      18,885
   4           36,912        520,349  523,542    527,117   20,349   23,542      27,117
   5           47,322        525,608  530,498    536,185   25,608   30,498      36,185
   6           58,252        531,840  538,855    547,325   31,840   38,855      47,325
   7           69,728        537,966  547,565    559,596   37,966   47,565      59,596
   8           81,779        543,984  556,639    573,107   43,984   56,639      73,107
   9           94,432        549,893  566,090    587,983   49,893   66,090      87,983
  10          107,717        555,690  575,929    604,357   55,690   75,929     104,357
  11          121,667        562,022  586,854    623,100   62,022   86,854     123,100
  12          136,314        568,220  598,216    643,719   68,220   98,216     143,719
  13          151,694        574,277  610,021    666,395   74,277  110,021     166,395
  14          167,843        580,180  622,276    691,324   80,180  122,276     191,324
  15          184,799        585,915  634,982    718,716   85,915  134,982     218,716
  16          202,603        591,927  648,884    750,056   91,927  148,884     250,056
  17          221,297        597,752  663,332    784,636   97,752  163,332     284,636
  18          240,926        603,359  678,317    822,770  103,359  178,317     322,770
  19          261,536        608,711  693,826    864,798  108,711  193,826     364,798
  20          283,177        613,762  709,832    911,087  113,762  209,832     411,087
  25          408,735        633,937  797,588  1,223,749  133,937  297,588     723,749
  30          568,983        636,301  889,538  1,722,895  136,301  389,538   1,222,895
  35          773,504        604,121  966,478  2,509,427  104,121  466,478   2,009,427



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit              Surrender Value
                             ---------------------------  -------------------- ------
                                Assuming hypothetical       Assuming hypothetical
End of    Planned Premiums     gross annual return of       gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ------
 Year    5% annual interest    0%       6%        12%       0%      6%         12%
-------  ------------------  -------  -------  ---------  ------  -------  --- --------
   1            8,564        500,000  500,000    500,000   4,130    4,408       4,687
   2           17,556        500,000  500,000    500,000   9,762   10,644      11,561
   3           26,998        500,000  500,000    500,000  14,444   16,263      18,224
   4           36,912        500,000  500,000    500,000  19,511   22,608      26,077
   5           47,322        500,000  500,000    500,000  24,424   29,151      34,654
   6           58,252        500,000  500,000    500,000  30,236   36,995      45,167
   7           69,728        500,000  500,000    500,000  35,855   45,074      56,647
   8           81,779        500,000  500,000    500,000  41,267   53,381      69,179
   9           94,432        500,000  500,000    500,000  46,457   61,911      82,857
  10          107,717        500,000  500,000    500,000  51,409   70,654      97,783
  11          121,667        500,000  500,000    500,000  56,579   80,107     114,606
  12          136,314        500,000  500,000    500,000  61,451   89,762     132,967
  13          151,694        500,000  500,000    500,000  65,992   99,598     153,005
  14          167,843        500,000  500,000    500,000  70,153  109,581     174,875
  15          184,799        500,000  500,000    500,000  73,882  119,674     198,754
  16          202,603        500,000  500,000    500,000  77,121  129,835     224,851
  17          221,297        500,000  500,000    500,000  79,775  139,997     253,392
  18          240,926        500,000  500,000    512,706  81,822  150,154     284,621
  19          261,536        500,000  500,000    556,132  83,156  160,237     318,497
  20          283,177        500,000  500,000    601,642  83,680  170,191     355,164
  25          408,735        500,000  500,000    866,359  69,143  215,534     586,680
  30          568,983             **  500,000  1,207,522      **  239,964     911,926
  35          773,504             **  500,000  1,651,637      **  208,337   1,353,503



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE ESTATE PROTECTION II (FLEXIBLE PREMIUM VARIABLE LIFE
    SURVIVORSHIP) $500,000 TOTAL SUM INSURED MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS OPTION B DEATH BENEFIT CASH VALUE ACCUMULATION TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR PLANNED PREMIUM:
    $8,156* USING MAXIMUM CHARGES


                                    Death Benefit             Surrender Value
                             ---------------------------  -------------------- ----
                                Assuming hypothetical      Assuming hypothetical
End of    Planned Premiums     gross annual return of      gross annual return of
Policy     accumulated at    ---------------------------  -------------------- ----
 Year    5% annual interest    0%       6%        12%       0%      6%        12%
-------  ------------------  -------  -------  ---------  ------  -------  --- ------
   1            8,564        504,129  504,408    504,686   4,129    4,408     4,686
   2           17,556        509,353  510,235    511,152   9,761   10,643    11,560
   3           26,998        514,440  516,258    518,219  14,440   16,258    18,219
   4           36,912        519,500  522,596    526,063  19,500   22,596    26,063
   5           47,322        524,402  529,124    534,621  24,402   29,124    34,621
   6           58,252        530,195  536,943    545,101  30,195   36,943    45,101
   7           69,728        535,783  544,981    556,527  35,783   44,981    56,527
   8           81,779        541,150  553,224    568,969  41,150   53,224    68,969
   9           94,432        546,276  561,660    582,509  46,276   61,660    82,509
  10          107,717        551,139  570,267    597,225  51,139   70,267    97,225
  11          121,667        556,188  579,525    613,739  56,188   79,525   113,739
  12          136,314        560,899  588,912    631,651  60,899   88,912   131,651
  13          151,694        565,227  598,379    651,046  65,227   98,379   151,046
  14          167,843        569,113  607,862    672,005  69,113  107,862   172,005
  15          184,799        572,487  617,283    694,603  72,487  117,283   194,603
  16          202,603        575,277  626,554    718,919  75,277  126,554   218,919
  17          221,297        577,365  635,539    744,990  77,365  135,539   244,990
  18          240,926        578,719  644,178    772,947  78,719  144,178   272,947
  19          261,536        579,214  652,316    802,833  79,214  152,316   302,833
  20          283,177        578,736  659,800    834,706  78,736  159,800   334,706
  25          408,735        556,409  679,984  1,024,700  56,409  179,984   524,700
  30          568,983             **  638,257  1,255,794      **  138,257   755,794
  35          773,504             **       **  1,497,344      **       **   997,344



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                     FLEX-V2

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 62 TO 67 replace the illustration in the John Hancock Life Insurance Company ("JOHN HANCOCK") Flex V-2 Product Prospectus.
 The tables on pages 68 TO 73 replace the illustration in the John Hancock Variable Life Insurance Company ("JHVLICO") Flex V-2 Product Prospectus.

  The assumptions used for the revised illustrations are generally the same as those described in the respective Flex V-1 Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust- level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Tables are provided for each of the three death benefit options. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Required Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Guaranteed Death Benefit and annual Required Premium amount requested.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 1: --LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,066      303        397         496
   3          2,979      100,000   100,000    100,000    1,406      1,596      1,803      701        891       1,098
   4          4,073      100,000   100,000    100,000    1,920      2,243      2,606    1,080      1,403       1,766
   5          5,222      100,000   100,000    100,000    2,415      2,906      3,481    1,740      2,231       2,806
   6          6,428      100,000   100,000    100,000    2,891      3,587      4,434    2,081      2,777       3,624
   7          7,694      100,000   100,000    100,000    3,343      4,282      5,472    2,533      3,472       4,662
   8          9,024      100,000   100,000    100,000    3,774      4,994      6,604    3,054      4,274       5,884
   9         10,420      100,000   100,000    100,000    4,179      5,719      7,837    3,549      5,089       7,207
  10         11,886      100,000   100,000    100,000    4,571      6,473      9,202    4,031      5,933       8,662
  11         13,425      100,000   100,000    100,000    4,982      7,292     10,747    4,532      6,842      10,297
  12         15,042      100,000   100,000    100,000    5,369      8,131     12,441    5,054      7,816      12,126
  13         16,739      100,000   100,000    100,000    5,729      8,991     14,303    5,549      8,811      14,123
  14         18,521      100,000   100,000    100,000    6,063      9,872     16,350    6,063      9,872      16,350
  15         20,392      100,000   100,000    100,000    6,367     10,773     18,602    6,367     10,773      18,602
  16         22,356      100,000   100,000    100,000    6,641     11,694     21,083    6,641     11,694      21,083
  17         24,419      100,000   100,000    100,000    6,875     12,628     23,811    6,875     12,628      23,811
  18         26,585      100,000   100,000    100,000    7,064     13,569     26,813    7,064     13,569      26,813
  19         28,859      100,000   100,000    100,000    7,201     14,515     30,119    7,201     14,515      30,119
  20         31,247      100,000   100,000    100,000    7,281     15,460     33,762    7,281     15,460      33,762
  25         45,102      100,000   100,000    100,000    6,602     20,007     58,691    6,602     20,007      58,691
  30         62,785      100,000   100,000    121,542    3,204     23,538    101,285    3,204     23,538     101,285
  35         85,353      100,000   100,000    197,338        0     23,973    171,598        0     23,973     171,598
  40        142,504      100,000   100,000    301,256        0     35,006    286,910        0     35,006     286,910
  45        215,445      100,000   100,000    502,783        0     29,472    478,841        0     29,472     478,841


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  --------------------- --------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- --------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  - --------  --------  --------  -----------
   1            945      100,000    100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000    100,000    100,000      778        866        959        8         96         189
   3          2,979      100,000    100,000    100,000    1,264      1,441      1,634      359        536         729
   4          4,073      100,000    100,000    100,000    1,733      2,031      2,368      693        991       1,328
   5          5,222      100,000    100,000    100,000    2,182      2,635      3,167    1,007      1,460       1,992
   6          6,428      100,000    100,000    100,000    2,613      3,254      4,036    1,303      1,944       2,726
   7          7,694      100,000    100,000    100,000    3,021      3,884      4,980    1,811      2,674       3,770
   8          9,024      100,000    100,000    100,000    3,407      4,527      6,009    2,287      3,407       4,889
   9         10,420      100,000    100,000    100,000    3,769      5,181      7,126    2,839      4,251       6,196
  10         11,886      100,000    100,000    100,000    4,116      5,858      8,362    3,576      5,318       7,822
  11         13,425      100,000    100,000    100,000    4,437      6,547      9,710    3,987      6,097       9,260
  12         15,042      100,000    100,000    100,000    4,729      7,245     11,184    4,414      6,930      10,869
  13         16,739      100,000    100,000    100,000    4,993      7,953     12,795    4,813      7,773      12,615
  14         18,521      100,000    100,000    100,000    5,226      8,670     14,560    5,226      8,670      14,560
  15         20,392      100,000    100,000    100,000    5,425      9,392     16,493    5,425      9,392      16,493
  16         22,356      100,000    100,000    100,000    5,589     10,120     18,613    5,589     10,120      18,613
  17         24,419      100,000    100,000    100,000    5,711     10,848     20,937    5,711     10,848      20,937
  18         26,585      100,000    100,000    100,000    5,785     11,568     23,486    5,785     11,568      23,486
  19         28,859      100,000    100,000    100,000    5,807     12,279     26,284    5,807     12,279      26,284
  20         31,247      100,000    100,000    100,000    5,766     12,971     29,356    5,766     12,971      29,356
  25         45,102      100,000    100,000    100,000    4,407     15,918     50,141    4,407     15,918      50,141
  30         62,785      100,000    100,000    102,564       88     16,986     85,470       88     16,986      85,470
  35         85,353      100,000    100,000    166,579        0     13,263    144,852        0     13,263     144,852
  40        149,286      100,000    100,000    253,979        0     18,578    241,885        0     18,578     241,885
  45        230,884      100,000    100,000    423,713        0          0    403,536        0          0     403,536


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,066      303        397         496
   3          2,979      100,000   100,000    100,000    1,406      1,596      1,803      701        891       1,098
   4          4,073      100,000   100,000    100,000    1,920      2,243      2,606    1,080      1,403       1,766
   5          5,222      100,000   100,000    100,000    2,415      2,906      3,481    1,740      2,231       2,806
   6          6,428      100,000   100,000    100,000    2,891      3,587      4,434    2,081      2,777       3,624
   7          7,694      100,000   100,000    100,000    3,343      4,282      5,472    2,533      3,472       4,662
   8          9,024      100,000   100,000    100,000    3,774      4,994      6,604    3,054      4,274       5,884
   9         10,420      100,000   100,000    100,000    4,179      5,719      7,837    3,549      5,089       7,207
  10         11,886      100,000   100,000    100,000    4,571      6,473      9,202    4,031      5,933       8,662
  11         13,425      100,000   100,000    100,000    4,982      7,292     10,747    4,532      6,842      10,297
  12         15,042      100,000   100,000    100,000    5,369      8,131     12,441    5,054      7,816      12,126
  13         16,739      100,000   100,000    100,000    5,729      8,991     14,303    5,549      8,811      14,123
  14         18,521      100,000   100,000    100,000    6,063      9,872     16,350    6,063      9,872      16,350
  15         20,392      100,000   100,000    100,000    6,367     10,773     18,602    6,367     10,773      18,602
  16         22,356      100,000   100,000    100,216    6,641     11,694     21,083    6,641     11,694      21,083
  17         24,419      100,000   100,000    101,325    6,875     12,628     23,809    6,875     12,628      23,809
  18         26,585      100,000   100,000    102,665    7,064     13,569     26,802    7,064     13,569      26,802
  19         28,859      100,000   100,000    104,266    7,201     14,515     30,087    7,201     14,515      30,087
  20         31,247      100,000   100,000    106,159    7,281     15,460     33,693    7,281     15,460      33,693
  25         45,102      100,000   100,000    121,336    6,602     20,007     57,835    6,602     20,007      57,835
  30         62,785      100,000   100,000    150,904    3,204     23,538     96,853    3,204     23,538      96,853
  35         85,353      100,000   100,000    204,781        0     23,973    160,210        0     23,973     160,210
  40        142,504      100,000   100,746    293,184        0     34,517    266,241        0     34,517     266,241
  45        215,445      100,000   100,000    464,388        0     28,568    442,274        0     28,568     442,274


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      778        866        959        8         96         189
   3          2,979      100,000   100,000    100,000    1,264      1,441      1,634      359        536         729
   4          4,073      100,000   100,000    100,000    1,733      2,031      2,368      693        991       1,328
   5          5,222      100,000   100,000    100,000    2,182      2,635      3,167    1,007      1,460       1,992
   6          6,428      100,000   100,000    100,000    2,613      3,254      4,036    1,303      1,944       2,726
   7          7,694      100,000   100,000    100,000    3,021      3,884      4,980    1,811      2,674       3,770
   8          9,024      100,000   100,000    100,000    3,407      4,527      6,009    2,287      3,407       4,889
   9         10,420      100,000   100,000    100,000    3,769      5,181      7,126    2,839      4,251       6,196
  10         11,886      100,000   100,000    100,000    4,116      5,858      8,362    3,576      5,318       7,822
  11         13,425      100,000   100,000    100,000    4,437      6,547      9,710    3,987      6,097       9,260
  12         15,042      100,000   100,000    100,000    4,729      7,245     11,184    4,414      6,930      10,869
  13         16,739      100,000   100,000    100,000    4,993      7,953     12,795    4,813      7,773      12,615
  14         18,521      100,000   100,000    100,000    5,226      8,670     14,560    5,226      8,670      14,560
  15         20,392      100,000   100,000    100,000    5,425      9,392     16,493    5,425      9,392      16,493
  16         22,356      100,000   100,000    100,000    5,589     10,120     18,613    5,589     10,120      18,613
  17         24,419      100,000   100,000    100,000    5,711     10,848     20,937    5,711     10,848      20,937
  18         26,585      100,000   100,000    100,000    5,785     11,568     23,486    5,785     11,568      23,486
  19         28,859      100,000   100,000    100,463    5,807     12,279     26,284    5,807     12,279      26,284
  20         31,247      100,000   100,000    101,818    5,766     12,971     29,351    5,766     12,971      29,351
  25         45,102      100,000   100,000    113,242    4,407     15,918     49,741    4,407     15,918      49,741
  30         62,785      100,000   100,000    136,411       88     16,986     82,360       88     16,986      82,360
  35         85,353      100,000   100,000    179,413        0     13,263    134,842        0     13,263     134,842
  40        149,286      100,000   100,000    249,271        0     18,334    222,328        0     18,334     222,328
  45        230,884      100,000   100,000    388,038        0          0    367,240        0          0     367,240


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000       323       356        390         0         0           0
   2          1,937      100,000   100,000    100,000       873       967      1,066       303       397         496
   3          2,979      100,000   100,000    100,000     1,406     1,596      1,803       701       891       1,098
   4          4,073      100,000   100,000    100,000     1,920     2,243      2,606     1,080     1,403       1,766
   5          5,222      100,000   100,000    100,000     2,415     2,906      3,481     1,740     2,231       2,806
   6          6,428      100,000   100,000    100,000     2,891     3,587      4,434     2,081     2,777       3,624
   7          7,694      100,000   100,000    100,000     3,343     4,282      5,472     2,533     3,472       4,662
   8          9,024      100,000   100,000    100,000     3,774     4,994      6,604     3,054     4,274       5,884
   9         10,420      100,000   100,000    100,000     4,179     5,719      7,837     3,549     5,089       7,207
  10         11,886      100,000   100,000    100,000     4,571     6,473      9,202     4,031     5,933       8,662
  11         13,425      100,000   100,000    100,000     4,982     7,292     10,747     4,532     6,842      10,297
  12         15,042      100,000   100,000    100,000     5,369     8,131     12,441     5,054     7,816      12,126
  13         16,739      100,000   100,000    100,000     5,729     8,991     14,303     5,549     8,811      14,123
  14         18,521      100,000   100,000    100,000     6,063     9,872     16,350     6,063     9,872      16,350
  15         20,392      100,000   100,000    100,000     6,367    10,773     18,602     6,367    10,773      18,602
  16         22,356      100,000   100,000    100,000     6,641    11,694     21,083     6,641    11,694      21,083
  17         24,419      100,000   100,000    100,000     6,875    12,628     23,811     6,875    12,628      23,811
  18         26,585      100,000   100,000    100,000     7,064    13,569     26,813     7,064    13,569      26,813
  19         28,859      100,000   100,000    100,000     7,201    14,515     30,119     7,201    14,515      30,119
  20         31,247      100,000   100,000    100,000     7,281    15,460     33,762     7,281    15,460      33,762
  25         45,102      100,000   100,000    113,707     6,602    20,007     58,518     6,602    20,007      58,518
  30         62,785      100,000   100,000    165,800     3,204    23,538     97,415     3,204    23,538      97,415
  35         85,353      100,000   100,000    236,943         0    23,973    156,542         0    23,973     156,542
  40        142,504      100,000   100,000    335,122    16,227    35,006    244,829    16,227    35,006     244,829
  45        215,445      100,000   100,000    472,183    31,005    50,394    373,977    31,005    50,394     373,977


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JOHN HANCOCK FLEX V-2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000       276       307        339         0         0           0
   2          1,937      100,000   100,000    100,000       778       866        959         8        96         189
   3          2,979      100,000   100,000    100,000     1,264     1,441      1,634       359       536         729
   4          4,073      100,000   100,000    100,000     1,733     2,031      2,368       693       991       1,328
   5          5,222      100,000   100,000    100,000     2,182     2,635      3,167     1,007     1,460       1,992
   6          6,428      100,000   100,000    100,000     2,613     3,254      4,036     1,303     1,944       2,726
   7          7,694      100,000   100,000    100,000     3,021     3,884      4,980     1,811     2,674       3,770
   8          9,024      100,000   100,000    100,000     3,407     4,527      6,009     2,287     3,407       4,889
   9         10,420      100,000   100,000    100,000     3,769     5,181      7,126     2,839     4,251       6,196
  10         11,886      100,000   100,000    100,000     4,116     5,858      8,362     3,576     5,318       7,822
  11         13,425      100,000   100,000    100,000     4,437     6,547      9,710     3,987     6,097       9,260
  12         15,042      100,000   100,000    100,000     4,729     7,245     11,184     4,414     6,930      10,869
  13         16,739      100,000   100,000    100,000     4,993     7,953     12,795     4,813     7,773      12,615
  14         18,521      100,000   100,000    100,000     5,226     8,670     14,560     5,226     8,670      14,560
  15         20,392      100,000   100,000    100,000     5,425     9,392     16,493     5,425     9,392      16,493
  16         22,356      100,000   100,000    100,000     5,589    10,120     18,613     5,589    10,120      18,613
  17         24,419      100,000   100,000    100,000     5,711    10,848     20,937     5,711    10,848      20,937
  18         26,585      100,000   100,000    100,000     5,785    11,568     23,486     5,785    11,568      23,486
  19         28,859      100,000   100,000    100,000     5,807    12,279     26,284     5,807    12,279      26,284
  20         31,247      100,000   100,000    100,000     5,766    12,971     29,356     5,766    12,971      29,356
  25         45,102      100,000   100,000    100,000     4,407    15,918     50,141     4,407    15,918      50,141
  30         62,785      100,000   100,000    141,847        88    16,986     83,341        88    16,986      83,341
  35         85,353      100,000   100,000    202,116         0    13,263    133,533         0    13,263     133,533
  40        149,286      100,000   100,000    283,727     6,763    26,332    207,282     6,763    26,332     207,282
  45        230,884      100,000   100,000    395,986    12,058    44,092    313,628    12,058    44,092     313,628


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 1: --LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT
CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,066      303        397         496
   3          2,979      100,000   100,000    100,000    1,406      1,596      1,803      701        891       1,098
   4          4,073      100,000   100,000    100,000    1,920      2,243      2,606    1,080      1,403       1,766
   5          5,222      100,000   100,000    100,000    2,415      2,906      3,481    1,740      2,231       2,806
   6          6,428      100,000   100,000    100,000    2,891      3,587      4,434    2,081      2,777       3,624
   7          7,694      100,000   100,000    100,000    3,343      4,282      5,472    2,533      3,472       4,662
   8          9,024      100,000   100,000    100,000    3,774      4,994      6,604    3,054      4,274       5,884
   9         10,420      100,000   100,000    100,000    4,179      5,719      7,837    3,549      5,089       7,207
  10         11,886      100,000   100,000    100,000    4,571      6,473      9,202    4,031      5,933       8,662
  11         13,425      100,000   100,000    100,000    4,982      7,292     10,747    4,532      6,842      10,297
  12         15,042      100,000   100,000    100,000    5,369      8,131     12,441    5,054      7,816      12,126
  13         16,739      100,000   100,000    100,000    5,729      8,991     14,303    5,549      8,811      14,123
  14         18,521      100,000   100,000    100,000    6,063      9,872     16,350    6,063      9,872      16,350
  15         20,392      100,000   100,000    100,000    6,367     10,773     18,602    6,367     10,773      18,602
  16         22,356      100,000   100,000    100,000    6,641     11,694     21,083    6,641     11,694      21,083
  17         24,419      100,000   100,000    100,000    6,875     12,628     23,811    6,875     12,628      23,811
  18         26,585      100,000   100,000    100,000    7,064     13,569     26,813    7,064     13,569      26,813
  19         28,859      100,000   100,000    100,000    7,201     14,515     30,119    7,201     14,515      30,119
  20         31,247      100,000   100,000    100,000    7,281     15,460     33,762    7,281     15,460      33,762
  25         45,102      100,000   100,000    100,000    6,602     20,007     58,691    6,602     20,007      58,691
  30         62,785      100,000   100,000    121,542    3,204     23,538    101,285    3,204     23,538     101,285
  35         85,353      100,000   100,000    197,338        0     23,973    171,598        0     23,973     171,598
  40        142,504      100,000   100,000    301,256        0     35,006    286,910        0     35,006     286,910
  45        215,445      100,000   100,000    502,783        0     29,472    478,841        0     29,472     478,841


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 1: LEVEL DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                   Account Value                 Surrender Value
                         ------------------------------  --------------------- --------  -----------------------------
            Premiums      Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  ------------------------------  --------------------- --------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross   12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  ---------  ---------  --------  --------  - --------  --------  --------  -----------
   1            945      100,000    100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000    100,000    100,000      778        866        959        8         96         189
   3          2,979      100,000    100,000    100,000    1,264      1,441      1,634      359        536         729
   4          4,073      100,000    100,000    100,000    1,733      2,031      2,368      693        991       1,328
   5          5,222      100,000    100,000    100,000    2,182      2,635      3,167    1,007      1,460       1,992
   6          6,428      100,000    100,000    100,000    2,613      3,254      4,036    1,303      1,944       2,726
   7          7,694      100,000    100,000    100,000    3,021      3,884      4,980    1,811      2,674       3,770
   8          9,024      100,000    100,000    100,000    3,407      4,527      6,009    2,287      3,407       4,889
   9         10,420      100,000    100,000    100,000    3,769      5,181      7,126    2,839      4,251       6,196
  10         11,886      100,000    100,000    100,000    4,107      5,846      8,344    3,567      5,306       7,804
  11         13,425      100,000    100,000    100,000    4,418      6,520      9,671    3,968      6,070       9,221
  12         15,042      100,000    100,000    100,000    4,700      7,200     11,114    4,385      6,885      10,799
  13         16,739      100,000    100,000    100,000    4,952      7,887     12,688    4,772      7,707      12,508
  14         18,521      100,000    100,000    100,000    5,172      8,579     14,406    5,172      8,579      14,406
  15         20,392      100,000    100,000    100,000    5,358      9,273     16,280    5,358      9,273      16,280
  16         22,356      100,000    100,000    100,000    5,507      9,968     18,327    5,507      9,968      18,327
  17         24,419      100,000    100,000    100,000    5,613     10,657     20,563    5,613     10,657      20,563
  18         26,585      100,000    100,000    100,000    5,671     11,335     23,003    5,671     11,335      23,003
  19         28,859      100,000    100,000    100,000    5,675     11,997     25,670    5,675     11,997      25,670
  20         31,247      100,000    100,000    100,000    5,617     12,633     28,584    5,617     12,633      28,584
  25         45,102      100,000    100,000    100,000    4,168     15,192     47,965    4,168     15,192      47,965
  30         62,785      100,000    100,000    100,000        0     15,626     79,940        0     15,626      79,940
  35         85,353      100,000    100,000    153,083        0     10,932    133,116        0     10,932     133,116
  40        150,406      100,000    100,000    229,191        0     14,560    218,277        0     14,560     218,277
  45        233,433      100,000    100,000    375,346        0          0    357,472        0          0     357,472


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      323        356        390        0          0           0
   2          1,937      100,000   100,000    100,000      873        967      1,066      303        397         496
   3          2,979      100,000   100,000    100,000    1,406      1,596      1,803      701        891       1,098
   4          4,073      100,000   100,000    100,000    1,920      2,243      2,606    1,080      1,403       1,766
   5          5,222      100,000   100,000    100,000    2,415      2,906      3,481    1,740      2,231       2,806
   6          6,428      100,000   100,000    100,000    2,891      3,587      4,434    2,081      2,777       3,624
   7          7,694      100,000   100,000    100,000    3,343      4,282      5,472    2,533      3,472       4,662
   8          9,024      100,000   100,000    100,000    3,774      4,994      6,604    3,054      4,274       5,884
   9         10,420      100,000   100,000    100,000    4,179      5,719      7,837    3,549      5,089       7,207
  10         11,886      100,000   100,000    100,000    4,571      6,473      9,202    4,031      5,933       8,662
  11         13,425      100,000   100,000    100,000    4,982      7,292     10,747    4,532      6,842      10,297
  12         15,042      100,000   100,000    100,000    5,369      8,131     12,441    5,054      7,816      12,126
  13         16,739      100,000   100,000    100,000    5,729      8,991     14,303    5,549      8,811      14,123
  14         18,521      100,000   100,000    100,000    6,063      9,872     16,350    6,063      9,872      16,350
  15         20,392      100,000   100,000    100,000    6,367     10,773     18,602    6,367     10,773      18,602
  16         22,356      100,000   100,000    100,216    6,641     11,694     21,083    6,641     11,694      21,083
  17         24,419      100,000   100,000    101,325    6,875     12,628     23,809    6,875     12,628      23,809
  18         26,585      100,000   100,000    102,665    7,064     13,569     26,802    7,064     13,569      26,802
  19         28,859      100,000   100,000    104,266    7,201     14,515     30,087    7,201     14,515      30,087
  20         31,247      100,000   100,000    106,159    7,281     15,460     33,693    7,281     15,460      33,693
  25         45,102      100,000   100,000    121,336    6,602     20,007     57,835    6,602     20,007      57,835
  30         62,785      100,000   100,000    150,904    3,204     23,538     96,853    3,204     23,538      96,853
  35         85,353      100,000   100,000    204,781        0     23,973    160,210        0     23,973     160,210
  40        142,504      100,000   100,746    293,184        0     34,517    266,241        0     34,517     266,241
  45        215,445      100,000   100,000    464,388        0     28,568    442,274        0     28,568     442,274


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximum required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 2: VARIABLE DEATH BENEFIT ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000      276        307        339        0          0           0
   2          1,937      100,000   100,000    100,000      778        866        959        8         96         189
   3          2,979      100,000   100,000    100,000    1,264      1,441      1,634      359        536         729
   4          4,073      100,000   100,000    100,000    1,733      2,031      2,368      693        991       1,328
   5          5,222      100,000   100,000    100,000    2,182      2,635      3,167    1,007      1,460       1,992
   6          6,428      100,000   100,000    100,000    2,613      3,254      4,036    1,303      1,944       2,726
   7          7,694      100,000   100,000    100,000    3,021      3,884      4,980    1,811      2,674       3,770
   8          9,024      100,000   100,000    100,000    3,407      4,527      6,009    2,287      3,407       4,889
   9         10,420      100,000   100,000    100,000    3,769      5,181      7,126    2,839      4,251       6,196
  10         11,886      100,000   100,000    100,000    4,107      5,846      8,344    3,567      5,306       7,804
  11         13,425      100,000   100,000    100,000    4,418      6,520      9,671    3,968      6,070       9,221
  12         15,042      100,000   100,000    100,000    4,700      7,200     11,114    4,385      6,885      10,799
  13         16,739      100,000   100,000    100,000    4,952      7,887     12,688    4,772      7,707      12,508
  14         18,521      100,000   100,000    100,000    5,172      8,579     14,406    5,172      8,579      14,406
  15         20,392      100,000   100,000    100,000    5,358      9,273     16,280    5,358      9,273      16,280
  16         22,356      100,000   100,000    100,000    5,507      9,968     18,327    5,507      9,968      18,327
  17         24,419      100,000   100,000    100,000    5,613     10,657     20,563    5,613     10,657      20,563
  18         26,585      100,000   100,000    100,000    5,671     11,335     23,003    5,671     11,335      23,003
  19         28,859      100,000   100,000    100,000    5,675     11,997     25,670    5,675     11,997      25,670
  20         31,247      100,000   100,000    101,049    5,617     12,633     28,582    5,617     12,633      28,582
  25         45,102      100,000   100,000    111,157    4,168     15,192     47,656    4,168     15,192      47,656
  30         62,785      100,000   100,000    131,408        0     15,626     77,357        0     15,626      77,357
  35         85,353      100,000   100,000    168,465        0     10,932    123,894        0     10,932     123,894
  40        150,406      100,000   100,000    226,803        0     14,403    199,860        0     14,403     199,860
  45        233,433      100,000   100,000    343,701        0          0    322,902        0          0     322,902


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES CURRENT CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000       323       356        390         0         0           0
   2          1,937      100,000   100,000    100,000       873       967      1,066       303       397         496
   3          2,979      100,000   100,000    100,000     1,406     1,596      1,803       701       891       1,098
   4          4,073      100,000   100,000    100,000     1,920     2,243      2,606     1,080     1,403       1,766
   5          5,222      100,000   100,000    100,000     2,415     2,906      3,481     1,740     2,231       2,806
   6          6,428      100,000   100,000    100,000     2,891     3,587      4,434     2,081     2,777       3,624
   7          7,694      100,000   100,000    100,000     3,343     4,282      5,472     2,533     3,472       4,662
   8          9,024      100,000   100,000    100,000     3,774     4,994      6,604     3,054     4,274       5,884
   9         10,420      100,000   100,000    100,000     4,179     5,719      7,837     3,549     5,089       7,207
  10         11,886      100,000   100,000    100,000     4,571     6,473      9,202     4,031     5,933       8,662
  11         13,425      100,000   100,000    100,000     4,982     7,292     10,747     4,532     6,842      10,297
  12         15,042      100,000   100,000    100,000     5,369     8,131     12,441     5,054     7,816      12,126
  13         16,739      100,000   100,000    100,000     5,729     8,991     14,303     5,549     8,811      14,123
  14         18,521      100,000   100,000    100,000     6,063     9,872     16,350     6,063     9,872      16,350
  15         20,392      100,000   100,000    100,000     6,367    10,773     18,602     6,367    10,773      18,602
  16         22,356      100,000   100,000    100,000     6,641    11,694     21,083     6,641    11,694      21,083
  17         24,419      100,000   100,000    100,000     6,875    12,628     23,811     6,875    12,628      23,811
  18         26,585      100,000   100,000    100,000     7,064    13,569     26,813     7,064    13,569      26,813
  19         28,859      100,000   100,000    100,000     7,201    14,515     30,119     7,201    14,515      30,119
  20         31,247      100,000   100,000    100,000     7,281    15,460     33,762     7,281    15,460      33,762
  25         45,102      100,000   100,000    113,707     6,602    20,007     58,518     6,602    20,007      58,518
  30         62,785      100,000   100,000    165,800     3,204    23,538     97,415     3,204    23,538      97,415
  35         85,353      100,000   100,000    236,943         0    23,973    156,542         0    23,973     156,542
  40        142,504      100,000   100,000    335,122    16,227    35,006    244,829    16,227    35,006     244,829
  45        215,445      100,000   100,000    472,183    31,005    50,394    373,977    31,005    50,394     373,977


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $5,751 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $5,751 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

JHVLICO FLEX V-2

DEATH BENEFIT OPTION 3: LEVEL DEATH BENEFIT WITH GREATER FUNDING ILLUSTRATION ASSUMES MAXIMUM CHARGES

MALE, ISSUE AGE 35, STANDARD NONSMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT): $100,000 $900 BASE POLICY PREMIUM (1)


                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  ---------------------- -------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------  -----------------------------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- -------  --------  --------  -----------
   1            945      100,000   100,000    100,000       276       307        339         0         0           0
   2          1,937      100,000   100,000    100,000       778       866        959         8        96         189
   3          2,979      100,000   100,000    100,000     1,264     1,441      1,634       359       536         729
   4          4,073      100,000   100,000    100,000     1,733     2,031      2,368       693       991       1,328
   5          5,222      100,000   100,000    100,000     2,182     2,635      3,167     1,007     1,460       1,992
   6          6,428      100,000   100,000    100,000     2,613     3,254      4,036     1,303     1,944       2,726
   7          7,694      100,000   100,000    100,000     3,021     3,884      4,980     1,811     2,674       3,770
   8          9,024      100,000   100,000    100,000     3,407     4,527      6,009     2,287     3,407       4,889
   9         10,420      100,000   100,000    100,000     3,769     5,181      7,126     2,839     4,251       6,196
  10         11,886      100,000   100,000    100,000     4,107     5,846      8,344     3,567     5,306       7,804
  11         13,425      100,000   100,000    100,000     4,418     6,520      9,671     3,968     6,070       9,221
  12         15,042      100,000   100,000    100,000     4,700     7,200     11,114     4,385     6,885      10,799
  13         16,739      100,000   100,000    100,000     4,952     7,887     12,688     4,772     7,707      12,508
  14         18,521      100,000   100,000    100,000     5,172     8,579     14,406     5,172     8,579      14,406
  15         20,392      100,000   100,000    100,000     5,358     9,273     16,280     5,358     9,273      16,280
  16         22,356      100,000   100,000    100,000     5,507     9,968     18,327     5,507     9,968      18,327
  17         24,419      100,000   100,000    100,000     5,613    10,657     20,563     5,613    10,657      20,563
  18         26,585      100,000   100,000    100,000     5,671    11,335     23,003     5,671    11,335      23,003
  19         28,859      100,000   100,000    100,000     5,675    11,997     25,670     5,675    11,997      25,670
  20         31,247      100,000   100,000    100,000     5,617    12,633     28,584     5,617    12,633      28,584
  25         45,102      100,000   100,000    100,000     4,168    15,192     47,965     4,168    15,192      47,965
  30         62,785      100,000   100,000    133,466         0    15,626     78,417         0    15,626      78,417
  35         85,353      100,000   100,000    186,862         0    10,932    123,455         0    10,932     123,455
  40        150,406      100,000   100,000    257,599     6,442    23,377    188,193     6,442    23,377     188,193
  45        233,433      100,000   100,000    352,995    11,276    39,390    279,578    11,276    39,390     279,578


(1) Assumes annual premium payments of $900 per year until the premium recalculation at age 70 and annual recalculated premium amounts thereafter. If premiums are paid more frequently than annually, the above values shown would be affected.
(2) Assumes payment of recalculated annual premium amounts of $7,184 after age
  70. As indicated in note (3) below, the actual recalculated premium may be lower or higher than this amount.
(3) Assumes payment of recalculated premiums after age 70 in annual amounts of $8,404 at 0%, $7,184 at 6% and $0 at 12%, subject to any maximums required to maintain the Policy's status for federal income tax purposes.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                     FLEX-V1

   REVISED ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables on pages 76 TO 83 replace the illustration in the John Hancock Life Insurance Company ("JOHN HANCOCK") Flex V-2 Product Prospectus.
 The tables on pages 84 TO 91 replace the illustration in the John Hancock Variable Life Insurance Company ("JHVLICO") Flex V-2 Product Prospectus.

  The assumptions used for the revised illustration are generally the same as those described in the Flex V-1 Product Prospectus. With respect to fees and expenses deducted from Trust assets, however, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of
 .66%, and (2) an assumed average asset charge for all other Trust-level operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds that are available as investment
options.   In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options.

  Tables are provided for each of the three death benefit options. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After deduction of the average Trust-level fees and expenses (as described above) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses.

  The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust-level operating expenses reflects reimbursements to certain funds as described in the footnotes to the Fund expense table. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Required Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the face amount and annual Required Premium amount requested.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,169      100,000   100,000     100,000      364       414          464
   2          2,396      100,000   100,000     100,000    1,010     1,154        1,304
   3          3,684      100,000   100,000     100,000    1,651     1,934        2,240
   4          5,037      100,000   100,000     100,000    2,285     2,753        3,280
   5          6,458      100,000   100,000     100,000    2,910     3,613        4,438
   6          7,949      100,000   100,000     100,000    3,558     4,551        5,763
   7          9,515      100,000   100,000     100,000    4,265     5,604        7,304
   8         11,160      100,000   100,000     100,000    5,022     6,766        9,067
   9         12,886      100,000   100,000     100,000    5,834     8,042       11,075
  10         14,699      100,000   100,000     100,000    6,630     9,366       13,276
  11         16,603      100,000   100,000     100,000    7,408    10,735       15,687
  12         18,602      100,000   100,000     100,000    8,168    12,153       18,331
  13         20,700      100,000   100,000     100,000    8,773    13,485       21,099
  14         22,904      100,000   100,000     100,000    9,356    14,865       24,148
  15         25,218      100,000   100,000     100,000    9,914    16,294       27,510
  16         27,647      100,000   100,000     101,910   10,446    17,775       31,214
  17         30,198      100,000   100,000     111,532   10,950    19,305       35,269
  18         32,877      100,000   100,000     121,644   11,424    20,888       39,706
  19         35,689      100,000   100,000     132,291   11,867    22,524       44,559
  20         38,643      100,000   100,000     143,502   12,278    24,217       49,864
  25         55,776      100,000   100,000     209,494   13,796    33,601       84,720
  30         77,644      100,000   100,000     296,548   14,137    44,736      138,496
  35        105,553      100,000   108,035     412,423   12,573    57,650      220,077
  40        141,173      100,000   119,415     567,541    7,999    72,006      342,222
  45        186,634      100,000   129,968     774,964        0    87,344      520,809
  50        244,655      100,000   139,909   1,053,024        0   103,284      777,369
  55        318,706      100,000   149,431   1,426,430        0   118,974    1,135,692




---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1            743      100,000   100,000    100,000         0        22          50
   2          1,524      100,000   100,000    100,000       275       351         431
   3          2,344      100,000   100,000    100,000       554       700         859
   4          3,204      100,000   100,000    100,000       831     1,068       1,338
   5          4,108      100,000   100,000    100,000     1,103     1,456       1,874
   6          5,057      100,000   100,000    100,000     1,403     1,901       2,511
   7          6,053      100,000   100,000    100,000     1,765     2,436       3,290
   8          7,099      100,000   100,000    100,000     2,182     3,055       4,211
   9          8,197      100,000   100,000    100,000     2,657     3,763       5,286
  10          9,350      100,000   100,000    100,000     3,121     4,490       6,452
  11         10,561      100,000   100,000    100,000     3,568     5,234       7,718
  12         11,833      100,000   100,000    100,000     4,003     5,996       9,094
  13         13,168      100,000   100,000    100,000     4,285     6,640      10,455
  14         14,570      100,000   100,000    100,000     4,547     7,298      11,946
  15         16,042      100,000   100,000    100,000     4,787     7,969      13,578
  16         17,587      100,000   100,000    100,000     5,005     8,652      15,366
  17         19,210      100,000   100,000    100,000     5,195     9,343      17,325
  18         20,914      100,000   100,000    100,000     5,357    10,043      19,471
  19         22,703      100,000   100,000    100,000     5,490    10,750      21,826
  20         24,581      100,000   100,000    100,000     5,591    11,462      24,411
  25         35,480      100,000   100,000    103,312     5,560    15,062      41,779
  30         49,391      100,000   100,000    147,727     4,296    18,440      68,993
  35         67,144      100,000   100,000    206,682       932    20,803     110,289
  40         89,803      100,000   100,000    285,469         0    20,877     172,135
  45        118,721      100,000   100,000    390,718         0    15,451     262,579
  50        181,776      100,000   100,000    528,397    12,596    24,214     390,076
  55        281,934      100,000   100,000    711,379    26,721    48,846     566,384




---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973.00 for a hypothetical gross investment return of 0%, $8,658 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $1,305 INITIAL BASIC PREMIUM AT ISSUE (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,370      100,000   100,000    100,000       460       521         583
   2          2,809      100,000   100,000    100,000     1,184     1,360       1,544
   3          4,320      100,000   100,000    100,000     1,884     2,232       2,608
   4          5,906      100,000   100,000    100,000     2,561     3,136       3,785
   5          7,571      100,000   100,000    100,000     3,216     4,079       5,091
   6          9,320      100,000   100,000    100,000     3,901     5,115       6,597
   7         11,157      100,000   100,000    100,000     4,693     6,323       8,396
   8         13,085      100,000   100,000    100,000     5,569     7,682      10,479
   9         15,109      100,000   100,000    100,000     6,541     9,206      12,880
  10         17,235      100,000   100,000    100,000     7,469    10,756      15,478
  11         19,467      100,000   100,000    100,000     8,352    12,331      18,294
  12         21,810      100,000   100,000    100,000     9,204    13,949      21,368
  13         24,271      100,000   100,000    100,000     9,766    15,352      24,470
  14         26,855      100,000   100,000    100,000    10,286    16,789      27,880
  15         29,568      100,000   100,000    100,000    10,752    18,254      31,627
  16         32,417      100,000   100,000    100,000    11,167    19,748      35,750
  17         35,408      100,000   100,000    100,000    11,518    21,265      40,289
  18         38,548      100,000   100,000    100,000    11,807    22,806      45,297
  19         41,846      100,000   100,000    100,000    12,021    24,366      50,826
  20         45,309      100,000   100,000    106,634    12,163    25,947      56,902
  25         65,398      100,000   100,000    160,357    11,563    34,136      96,694
  30         91,038      100,000   100,000    233,694     7,048    41,974     157,052
  35        133,056      100,000   100,000    330,155    20,358    58,314     243,729
  40        193,680      100,000   108,193    464,660    45,514    86,141     369,952




---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,488 for a hypothetical gross investment return of 0%, $4,148 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,954 BASIC PREMIUM (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          2,052      100,000   100,000    100,000     1,053     1,150       1,247
   2          4,206      100,000   100,000    100,000     2,363     2,647       2,944
   3          6,468      100,000   100,000    100,000     3,643     4,209       4,822
   4          8,843      100,000   100,000    100,000     4,893     5,837       6,900
   5         11,337      100,000   100,000    100,000     6,114     7,537       9,205
   6         13,955      100,000   100,000    100,000     7,360     9,369      11,818
   7         16,705      100,000   100,000    100,000     8,707    11,412      14,843
   8         19,592      100,000   100,000    100,000    10,133    13,647      18,287
   9         22,623      100,000   100,000    100,000    11,652    16,093      22,198
  10         25,806      100,000   100,000    100,000    13,122    18,611      26,474
  11         29,148      100,000   100,000    100,000    14,544    21,208      31,156
  12         32,657      100,000   100,000    100,000    15,932    23,899      36,304
  13         36,342      100,000   100,000    100,000    17,028    26,434      41,713
  14         40,211      100,000   100,000    104,978    18,080    29,066      47,676
  15         44,273      100,000   100,000    116,060    19,079    31,793      54,203
  16         48,538      100,000   100,000    127,793    20,026    34,624      61,348
  17         53,017      100,000   100,000    140,217    20,913    37,557      69,158
  18         57,719      100,000   100,000    153,386    21,740    40,602      77,695
  19         62,657      100,000   100,000    167,337    22,499    43,762      87,019
  20         67,841      100,000   100,000    182,157    23,191    47,048      97,202
  25         97,922      100,000   108,623    271,781    25,501    65,499     163,881
  30        136,313      100,000   128,684    394,313    24,582    86,481     264,995
  35        185,310      100,000   149,287    566,051    19,076   110,208     417,873
  40        247,845      100,000   171,543    811,796     4,562   136,579     646,334




---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,169      100,000   100,000     100,000      340       389          439
   2          2,396      100,000   100,000     100,000      963     1,104        1,251
   3          3,684      100,000   100,000     100,000    1,581     1,856        2,156
   4          5,037      100,000   100,000     100,000    2,192     2,647        3,161
   5          6,458      100,000   100,000     100,000    2,793     3,477        4,281
   6          7,949      100,000   100,000     100,000    3,420     4,385        5,564
   7          9,515      100,000   100,000     100,000    4,104     5,405        7,058
   8         11,160      100,000   100,000     100,000    4,839     6,533        8,770
   9         12,886      100,000   100,000     100,000    5,629     7,774       10,721
  10         14,699      100,000   100,000     100,000    6,404     9,060       12,859
  11         16,603      100,000   100,000     100,000    7,160    10,389       15,199
  12         18,602      100,000   100,000     100,000    7,898    11,765       17,765
  13         20,700      100,000   100,000     100,000    8,480    13,051       20,443
  14         22,904      100,000   100,000     100,000    9,038    14,383       23,394
  15         25,218      100,000   100,000     100,000    9,573    15,761       26,647
  16         27,647      100,000   100,000     100,000   10,080    17,185       30,231
  17         30,198      100,000   100,000     108,029   10,558    18,657       34,162
  18         32,877      100,000   100,000     117,831   11,007    20,179       38,462
  19         35,689      100,000   100,000     128,146   11,424    21,750       43,163
  20         38,643      100,000   100,000     139,011   11,810    23,374       48,303
  25         55,776      100,000   100,000     202,893   13,191    32,348       82,050
  30         77,644      100,000   100,000     287,031   13,370    42,919      134,052
  35        105,553      100,000   103,540     398,833   11,597    55,251      212,824
  40        141,173      100,000   114,434     548,172    6,710    69,002      330,543
  45        186,634      100,000   124,620     748,276        0    83,750      502,874
  50        244,655      100,000   134,261   1,016,841        0    99,115      750,658
  55        318,706      100,000   143,495   1,377,491        0   114,247    1,096,728




---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1            743      100,000   100,000    100,000         0         0          24
   2          1,524      100,000   100,000    100,000       227       301         378
   3          2,344      100,000   100,000    100,000       484       623         775
   4          3,204      100,000   100,000    100,000       738       963       1,219
   5          4,108      100,000   100,000    100,000       987     1,321       1,717
   6          5,057      100,000   100,000    100,000     1,264     1,734       2,312
   7          6,053      100,000   100,000    100,000     1,604     2,237       3,044
   8          7,099      100,000   100,000    100,000     1,999     2,822       3,914
   9          8,197      100,000   100,000    100,000     2,453     3,494       4,931
  10          9,350      100,000   100,000    100,000     2,894     4,184       6,035
  11         10,561      100,000   100,000    100,000     3,321     4,889       7,230
  12         11,833      100,000   100,000    100,000     3,733     5,609       8,528
  13         13,168      100,000   100,000    100,000     3,991     6,206       9,799
  14         14,570      100,000   100,000    100,000     4,230     6,815      11,191
  15         16,042      100,000   100,000    100,000     4,446     7,434      12,713
  16         17,587      100,000   100,000    100,000     4,637     8,061      14,377
  17         19,210      100,000   100,000    100,000     4,802     8,693      16,197
  18         20,914      100,000   100,000    100,000     4,939     9,331      18,191
  19         22,703      100,000   100,000    100,000     5,045     9,971      20,375
  20         24,581      100,000   100,000    100,000     5,121    10,615      22,771
  25         35,480      100,000   100,000    100,000     4,950    13,794      38,823
  30         49,391      100,000   100,000    137,384     3,518    16,586      64,162
  35         67,144      100,000   100,000    192,206         0    18,095     102,564
  40         89,803      100,000   100,000    265,292         0    16,840     159,969
  45        118,721      100,000   100,000    363,109         0     9,339     244,025
  50        184,937      100,000   100,000    490,744    12,519    17,531     362,279
  55        291,510      100,000   100,000    660,458    26,469    42,807     525,842




---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,608 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,954 BASIC PREMIUM (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          2,052      100,000   100,000    100,000       896       988       1,080
   2          4,206      100,000   100,000    100,000     2,040     2,305       2,582
   3          6,468      100,000   100,000    100,000     3,145     3,667       4,232
   4          8,843      100,000   100,000    100,000     4,209     5,071       6,045
   5         11,337      100,000   100,000    100,000     5,231     6,523       8,043
   6         13,955      100,000   100,000    100,000     6,273     8,090      10,312
   7         16,705      100,000   100,000    100,000     7,402     9,838      12,941
   8         19,592      100,000   100,000    100,000     8,602    11,756      15,941
   9         22,623      100,000   100,000    100,000     9,887    13,860      19,354
  10         25,806      100,000   100,000    100,000    11,122    16,019      23,081
  11         29,148      100,000   100,000    100,000    12,306    18,235      27,157
  12         32,657      100,000   100,000    100,000    13,432    20,507      31,618
  13         36,342      100,000   100,000    100,000    14,249    22,585      36,261
  14         40,211      100,000   100,000    100,000    14,997    24,716      41,383
  15         44,273      100,000   100,000    100,709    15,670    26,900      47,034
  16         48,538      100,000   100,000    110,814    16,265    29,138      53,197
  17         53,017      100,000   100,000    121,436    16,775    31,431      59,895
  18         57,719      100,000   100,000    132,615    17,199    33,786      67,174
  19         62,657      100,000   100,000    144,381    17,532    36,206      75,081
  20         67,841      100,000   100,000    156,791    17,768    38,695      83,667
  25         97,922      100,000   100,000    229,885    17,034    52,259     138,619
  30        136,313      100,000   101,534    326,360    11,354    68,236     219,328
  35        185,310      100,000   116,276    454,680         0    85,838     335,656
  40        247,845      100,000   130,272    626,113         0   103,720     498,498




---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable is the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JOHN HANCOCK FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE
    AGE 40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $1,305 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated     Annual Investment Return of    Annual Investment Return of
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year(2)    0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,370      100,000   100,000    100,000       302       358         415
   2          2,809      100,000   100,000    100,000       859     1,015       1,179
   3          4,320      100,000   100,000    100,000     1,381     1,683       2,012
   4          5,906      100,000   100,000    100,000     1,868     2,359       2,916
   5          7,571      100,000   100,000    100,000     2,318     3,046       3,906
   6          9,320      100,000   100,000    100,000     2,792     3,807       5,055
   7         11,157      100,000   100,000    100,000     3,357     4,708       6,439
   8         13,085      100,000   100,000    100,000     3,996     5,733       8,053
   9         15,109      100,000   100,000    100,000     4,721     6,895       9,923
  10         17,235      100,000   100,000    100,000     5,400     8,060      11,930
  11         19,467      100,000   100,000    100,000     6,028     9,226      14,088
  12         21,810      100,000   100,000    100,000     6,598    10,386      16,407
  13         24,271      100,000   100,000    100,000     6,858    11,286      18,654
  14         26,855      100,000   100,000    100,000     7,046    12,167      21,092
  15         29,568      100,000   100,000    100,000     7,155    13,019      23,740
  16         32,417      100,000   100,000    100,000     7,179    13,838      26,620
  17         35,408      100,000   100,000    100,000     7,110    14,615      29,761
  18         38,548      100,000   100,000    100,000     6,947    15,347      33,195
  19         41,846      100,000   100,000    100,000     6,681    16,026      36,961
  20         45,309      100,000   100,000    100,000     6,304    16,643      41,102
  25         65,398      100,000   100,000    114,493     2,168    18,212      69,038
  30         91,038      100,000   100,000    164,967         0    14,843     110,865
  35        147,723      100,000   100,000    225,382    12,519    24,566     166,382
  40        238,108      100,000   100,000    302,880    26,469    48,896     241,146




---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,568 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,169      100,000   100,000     100,000      369       420          471
   2          2,396      100,000   100,000     100,000    1,021     1,166        1,317
   3          3,684      100,000   100,000     100,000    1,668     1,952        2,261
   4          5,037      100,000   100,000     100,000    2,307     2,778        3,309
   5          6,458      100,000   100,000     100,000    2,936     3,644        4,476
   6          7,949      100,000   100,000     100,000    3,555     4,555        5,776
   7          9,515      100,000   100,000     100,000    4,160     5,509        7,221
   8         11,160      100,000   100,000     100,000    4,788     6,545        8,863
   9         12,886      100,000   100,000     100,000    5,399     7,624       10,680
  10         14,699      100,000   100,000     100,000    6,066     8,822       12,761
  11         16,603      100,000   100,000     100,000    6,834    10,186       15,175
  12         18,602      100,000   100,000     100,000    7,656    11,670       17,895
  13         20,700      100,000   100,000     100,000    8,457    13,204       20,874
  14         22,904      100,000   100,000     100,000    9,236    14,786       24,138
  15         25,218      100,000   100,000     100,000    9,989    16,418       27,716
  16         27,647      100,000   100,000     102,672   10,527    17,910       31,447
  17         30,198      100,000   100,000     112,361   11,035    19,452       35,531
  18         32,877      100,000   100,000     122,543   11,514    21,048       40,000
  19         35,689      100,000   100,000     133,264   11,962    22,699       44,887
  20         38,643      100,000   100,000     144,553   12,377    24,405       50,229
  25         55,776      100,000   100,000     211,006   13,917    33,876       85,331
  30         77,644      100,000   100,000     298,669   14,282    45,126      139,487
  35        105,553      100,000   108,958     415,358   12,746    58,142      221,643
  40        141,173      100,000   120,412     571,567    8,204    72,607      344,650
  45        186,634      100,000   131,034     780,450        0    88,061      524,496
  50        244,655      100,000   141,040   1,060,468        0   104,119      782,865
  55        318,706      100,000   150,626   1,436,505        0   119,925    1,143,714




---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1            743      100,000   100,000    100,000         0        25          54
   2          1,524      100,000   100,000    100,000       281       358         439
   3          2,344      100,000   100,000    100,000       565       712         872
   4          3,204      100,000   100,000    100,000       845     1,084       1,356
   5          4,108      100,000   100,000    100,000     1,120     1,477       1,898
   6          5,057      100,000   100,000    100,000     1,388     1,890       2,506
   7          6,053      100,000   100,000    100,000     1,647     2,324       3,186
   8          7,099      100,000   100,000    100,000     1,933     2,814       3,980
   9          8,197      100,000   100,000    100,000     2,206     3,322       4,859
  10          9,350      100,000   100,000    100,000     2,538     3,920       5,901
  11         10,561      100,000   100,000    100,000     2,975     4,655       7,163
  12         11,833      100,000   100,000    100,000     3,468     5,481       8,608
  13         13,168      100,000   100,000    100,000     3,945     6,322      10,173
  14         14,570      100,000   100,000    100,000     4,402     7,178      11,870
  15         16,042      100,000   100,000    100,000     4,836     8,047      13,709
  16         17,587      100,000   100,000    100,000     5,056     8,737      15,516
  17         19,210      100,000   100,000    100,000     5,249     9,437      17,494
  18         20,914      100,000   100,000    100,000     5,414    10,145      19,663
  19         22,703      100,000   100,000    100,000     5,550    10,861      22,042
  20         24,581      100,000   100,000    100,000     5,654    11,582      24,655
  25         35,480      100,000   100,000    104,379     5,638    15,237      42,211
  30         49,391      100,000   100,000    149,219     4,389    18,688      69,689
  35         67,144      100,000   100,000    208,742     1,041    21,153     111,389
  40         89,803      100,000   100,000    288,291         0    21,380     173,837
  45        118,721      100,000   100,000    394,560         0    16,207     265,161
  50        181,385      100,000   100,000    533,590    12,758    25,187     393,910
  55        280,751      100,000   100,000    718,377    27,259    50,163     571,956




---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,541 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,954 BASIC PREMIUM (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          2,052      100,000   100,000    100,000     1,063     1,160       1,258
   2          4,206      100,000   100,000    100,000     2,382     2,668       2,967
   3          6,468      100,000   100,000    100,000     3,671     4,241       4,858
   4          8,843      100,000   100,000    100,000     4,931     5,880       6,950
   5         11,337      100,000   100,000    100,000     6,161     7,594       9,272
   6         13,955      100,000   100,000    100,000     7,351     9,373      11,837
   7         16,705      100,000   100,000    100,000     8,512    11,234      14,686
   8         19,592      100,000   100,000    100,000     9,699    13,235      17,905
   9         22,623      100,000   100,000    100,000    10,847    15,317      21,462
  10         25,806      100,000   100,000    100,000    12,078    17,603      25,517
  11         29,148      100,000   100,000    100,000    13,483    20,190      30,204
  12         32,657      100,000   100,000    100,000    14,985    23,004      35,489
  13         36,342      100,000   100,000    100,000    16,442    25,910      41,289
  14         40,211      100,000   100,000    105,680    17,855    28,913      47,643
  15         44,273      100,000   100,000    116,832    19,215    32,013      54,564
  16         48,538      100,000   100,000    128,639    20,170    34,865      61,754
  17         53,017      100,000   100,000    141,142    21,066    37,822      69,614
  18         57,719      100,000   100,000    154,394    21,902    40,891      78,206
  19         62,657      100,000   100,000    168,434    22,669    44,077      87,589
  20         67,841      100,000   100,000    183,347    23,370    47,391      97,837
  25         97,922      100,000   109,419    273,541    25,728    65,979     164,942
  30        136,313      100,000   129,603    396,852    24,867    87,099     266,702
  35        185,310      100,000   150,335    569,684    19,441   110,981     420,555
  40        247,845      100,000   172,732    816,995     5,057   137,525     650,474




---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $1,305 INITIAL BASIC PREMIUM AT ISSUE (1) USING CURRENT CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,370      100,000   100,000    100,000       466       528         590
   2          2,809      100,000   100,000    100,000     1,196     1,374       1,560
   3          4,320      100,000   100,000    100,000     1,903     2,253       2,632
   4          5,906      100,000   100,000    100,000     2,587     3,165       3,819
   5          7,571      100,000   100,000    100,000     3,248     4,116       5,136
   6          9,320      100,000   100,000    100,000     3,873     5,095       6,589
   7         11,157      100,000   100,000    100,000     4,476     6,118       8,205
   8         13,085      100,000   100,000    100,000     5,109     7,238      10,055
   9         15,109      100,000   100,000    100,000     5,709     8,394      12,094
  10         17,235      100,000   100,000    100,000     6,395     9,705      14,462
  11         19,467      100,000   100,000    100,000     7,258    11,266      17,272
  12         21,810      100,000   100,000    100,000     8,220    13,000      20,473
  13         24,271      100,000   100,000    100,000     9,140    14,767      23,952
  14         26,855      100,000   100,000    100,000    10,018    16,570      27,743
  15         29,568      100,000   100,000    100,000    10,843    18,401      31,873
  16         32,417      100,000   100,000    100,000    11,263    19,909      36,031
  17         35,408      100,000   100,000    100,000    11,620    21,442      40,609
  18         38,548      100,000   100,000    100,000    11,914    22,999      45,660
  19         41,846      100,000   100,000    100,000    12,135    24,576      51,237
  20         45,309      100,000   100,000    107,491    12,282    26,176      57,359
  25         65,398      100,000   100,000    161,618    11,714    34,479      97,454
  30         91,038      100,000   100,000    235,509     7,238    42,490     158,272
  35        132,791      100,000   100,000    332,717    20,650    58,901     245,620
  40        192,878      100,000   108,820    468,270    45,991    86,640     372,826




---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,461 for a hypothetical gross investment return of 0%, $4,068 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,169      100,000   100,000     100,000      345       395          445
   2          2,396      100,000   100,000     100,000      974     1,116        1,264
   3          3,684      100,000   100,000     100,000    1,597     1,874        2,176
   4          5,037      100,000   100,000     100,000    2,213     2,672        3,190
   5          6,458      100,000   100,000     100,000    2,820     3,509        4,319
   6          7,949      100,000   100,000     100,000    3,416     4,389        5,577
   7          9,515      100,000   100,000     100,000    3,999     5,311        6,976
   8         11,160      100,000   100,000     100,000    4,605     6,312        8,566
   9         12,886      100,000   100,000     100,000    5,195     7,356       10,326
  10         14,699      100,000   100,000     100,000    5,840     8,516       12,344
  11         16,603      100,000   100,000     100,000    6,587     9,841       14,687
  12         18,602      100,000   100,000     100,000    7,387    11,283       17,329
  13         20,700      100,000   100,000     100,000    8,164    12,770       20,219
  14         22,904      100,000   100,000     100,000    8,919    14,303       23,384
  15         25,218      100,000   100,000     100,000    9,649    15,884       26,853
  16         27,647      100,000   100,000     100,000   10,160    17,321       30,465
  17         30,198      100,000   100,000     108,860   10,643    18,805       34,424
  18         32,877      100,000   100,000     118,733   11,097    20,339       38,756
  19         35,689      100,000   100,000     129,122   11,519    21,924       43,491
  20         38,643      100,000   100,000     140,065   11,909    23,563       48,669
  25         55,776      100,000   100,000     204,407   13,313    32,623       82,662
  30         77,644      100,000   100,000     289,154   13,516    43,309      135,043
  35        105,553      100,000   104,501     401,767   11,770    55,764      214,390
  40        141,173      100,000   115,469     552,192    6,916    69,627      332,967
  45        186,634      100,000   125,725     753,751        0    84,493      506,553
  50        244,655      100,000   135,433   1,024,271        0    99,980      756,143
  55        318,706      100,000   144,730   1,387,546        0   115,231    1,104,734




---------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1            743      100,000   100,000    100,000         0         1          28
   2          1,524      100,000   100,000    100,000       234       308         386
   3          2,344      100,000   100,000    100,000       494       634         788
   4          3,204      100,000   100,000    100,000       751       979       1,237
   5          4,108      100,000   100,000    100,000     1,004     1,341       1,741
   6          5,057      100,000   100,000    100,000     1,249     1,724       2,307
   7          6,053      100,000   100,000    100,000     1,486     2,125       2,941
   8          7,099      100,000   100,000    100,000     1,750     2,581       3,683
   9          8,197      100,000   100,000    100,000     2,001     3,053       4,504
  10          9,350      100,000   100,000    100,000     2,312     3,614       5,483
  11         10,561      100,000   100,000    100,000     2,727     4,310       6,675
  12         11,833      100,000   100,000    100,000     3,199     5,093       8,041
  13         13,168      100,000   100,000    100,000     3,651     5,888       9,517
  14         14,570      100,000   100,000    100,000     4,084     6,695      11,115
  15         16,042      100,000   100,000    100,000     4,494     7,513      12,844
  16         17,587      100,000   100,000    100,000     4,689     8,147      14,526
  17         19,210      100,000   100,000    100,000     4,856     8,787      16,367
  18         20,914      100,000   100,000    100,000     4,996     9,433      18,383
  19         22,703      100,000   100,000    100,000     5,105    10,082      20,591
  20         24,581      100,000   100,000    100,000     5,184    10,735      23,015
  25         35,480      100,000   100,000    100,000     5,028    13,969      39,260
  30         49,391      100,000   100,000    138,898     3,611    16,834      64,869
  35         67,144      100,000   100,000    194,294        41    18,446     103,679
  40         89,803      100,000   100,000    268,148         0    17,345     161,691
  45        118,721      100,000   100,000    366,995         0    10,098     246,637
  50        184,543      100,000   100,000    495,997    12,681    18,526     366,158
  55        290,317      100,000   100,000    667,537    27,007    44,196     531,478




---------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,490 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,954 BASIC PREMIUM (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          2,052      100,000   100,000    100,000       906       998       1,091
   2          4,206      100,000   100,000    100,000     2,060     2,326       2,605
   3          6,468      100,000   100,000    100,000     3,174     3,699       4,268
   4          8,843      100,000   100,000    100,000     4,247     5,115       6,096
   5         11,337      100,000   100,000    100,000     5,278     6,580       8,110
   6         13,955      100,000   100,000    100,000     6,265     8,094      10,332
   7         16,705      100,000   100,000    100,000     7,207     9,661      12,785
   8         19,592      100,000   100,000    100,000     8,168    11,345      15,560
   9         22,623      100,000   100,000    100,000     9,083    13,086      18,620
  10         25,806      100,000   100,000    100,000    10,079    15,013      22,127
  11         29,148      100,000   100,000    100,000    11,246    17,221      26,208
  12         32,657      100,000   100,000    100,000    12,486    19,614      30,808
  13         36,342      100,000   100,000    100,000    13,664    22,064      35,842
  14         40,211      100,000   100,000    100,000    14,774    24,568      41,360
  15         44,273      100,000   100,000    101,512    15,809    27,125      47,409
  16         48,538      100,000   100,000    111,689    16,413    29,387      53,617
  17         53,017      100,000   100,000    122,387    16,932    31,705      60,363
  18         57,719      100,000   100,000    133,645    17,366    34,086      67,696
  19         62,657      100,000   100,000    145,496    17,709    36,534      75,661
  20         67,841      100,000   100,000    157,995    17,954    39,053      84,309
  25         97,922      100,000   100,000    231,613    17,276    52,812     139,661
  30        136,313      100,000   102,727    328,785    11,669    69,037     220,957
  35        185,310      100,000   117,568    458,033         0    86,792     338,132
  40        247,845      100,000   131,658    630,709         0   104,823     502,157




---------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.83 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: JHVLICO FLEX V-1 (SCHEDULED PREMIUM VARIABLE WHOLE LIFE) MALE, ISSUE AGE
    40, PREFERRED UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE--MODIFIED $1,305 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES


                                 Death Benefit                 Surrender Value
                         -----------------------------  ---------------------- -------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  ---------------------- -------
 Year     Per Year (2)   0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
-------  --------------  --------  --------  ---------  --------  --------  -- ---------
   1          1,370      100,000   100,000    100,000       308       365         422
   2          2,809      100,000   100,000    100,000       871     1,029       1,194
   3          4,320      100,000   100,000    100,000     1,401     1,705       2,036
   4          5,906      100,000   100,000    100,000     1,893     2,388       2,950
   5          7,571      100,000   100,000    100,000     2,349     3,084       3,951
   6          9,320      100,000   100,000    100,000     2,765     3,788       5,047
   7         11,157      100,000   100,000    100,000     3,140     4,502       6,248
   8         13,085      100,000   100,000    100,000     3,537     5,289       7,629
   9         15,109      100,000   100,000    100,000     3,890     6,083       9,138
  10         17,235      100,000   100,000    100,000     4,326     7,011      10,916
  11         19,467      100,000   100,000    100,000     4,935     8,163      13,068
  12         21,810      100,000   100,000    100,000     5,615     9,439      15,514
  13         24,271      100,000   100,000    100,000     6,233    10,704      18,140
  14         26,855      100,000   100,000    100,000     6,780    11,951      20,960
  15         29,568      100,000   100,000    100,000     7,247    13,170      23,992
  16         32,417      100,000   100,000    100,000     7,277    14,004      26,910
  17         35,408      100,000   100,000    100,000     7,215    14,797      30,091
  18         38,548      100,000   100,000    100,000     7,058    15,547      33,572
  19         41,846      100,000   100,000    100,000     6,799    16,245      37,391
  20         45,309      100,000   100,000    100,000     6,428    16,882      41,591
  25         65,398      100,000   100,000    115,923     2,329    18,582      69,901
  30         91,038      100,000   100,000    166,958         0    15,424     112,203
  35        147,419      100,000   100,000    228,092    12,681    25,357     168,383
  40        237,186      100,000   100,000    306,532    27,007    50,053     244,054




---------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,477 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       SUPPLEMENT DATED NOVEMBER 1, 2000

                                       TO

                            VARIABLE LIFE INSURANCE

                      PROSPECTUSES DATED NOVEMBER 1, 2000

This Supplement is intended to be distributed with prospectuses dated November 1, 2000 for certain VARIABLE LIFE INSURANCE POLICIES ISSUED ON OR BEFORE MAY 1, 2000 by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, or Investors Partner Life Insurance Company. The variable life insurance policies involved bear the title "Variable Estate Protection", "Variable Estate Protection II", "Majestic Variable Estate Protection", "Majestic Variable Estate Protection 98", "Medallion Variable Life", "Medallion Executive Variable Life", "Medallion Executive Variable Life II", "Medallion Executive Variable Life III", "Majestic Variable Universal Life", "Majestic Variable Universal Life 98", "Variable Master Plan Plus", "Investors Partner Variable Life", "Flex V-1" or "Flex V-2".

                            ------------------------

                            GUIDE TO THIS SUPPLEMENT
                            ------------------------

 .    Your policy enables you to invest in the INTERNATIONAL OPPORTUNITIES II
     VARIABLE INVESTMENT OPTION. This variable investment option is subject to all the terms and conditions of the policies and the procedures described in the Product Prospectuses. Prior to June, 2000, this variable investment option was known as the "Global Equity" variable investment option. We may modify or delete this investment option in the future.

 .    If you select the International Opportunities II variable investment option, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I. The International Opportunities II Fund is managed by T. Rowe Price International, Inc.

 .    Page 2 of this Supplement amends the fund expense table in each of the
     Product Prospectuses that follows the question "What charges will the Trust[s] deduct from my investment in the policy?"

 .    Pages 3, 4 and 5 of the Supplement amend the John Hancock Variable Series
     Trust I prospectus and describe the Goal and Strategy, Subadviser, Past Performance, Main Risks, Financial Highlights, and Expenses, Dividends and Taxes of the International Opportunities II Fund.

                               ANNUAL FUND EXPENSES

     The following figures for the International Opportunities II fund are based on historical and current fund expenses, as a percentage (rounded to two decimal places) of the fund's average daily net assets for 1999. Shareholders of the International Opportunities II fund have approved a new management fee schedule, effective November 1, 2000, and the "investment management fee" percentage is calculated as if the new fee schedule had been in effect for all of 1999. The percentage for "other operating expenses" is based on the allocation methodology and expense reimbursement policy adopted by the John Hancock Variable Series Trust I on April 23, 1999, and is calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses the International Opportunities II fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets.

                                       Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                       Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                  Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                              ----------  ----------------  ---------------  ----------   ---------------
JOHN HANCOCK VARIABLE SERIES TRUST I:
International Opportunities II .......     1.00%           N/A              0.10%         1.10%         0.50%

International Opportunities II Fund
(Formerly Global Equity Fund)

GOAL AND STRATEGY

This is an international stock fund that seeks long-term growth in capital.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located throughout the world, including developed, newly industrialized, and emerging countries.

The manager determines the distribution among countries and regions by using a combination of fundamental research and economic analysis, emphasizing:

 . prospects for relative economic growth between foreign countries;

 . expected levels of inflation;

 . government policies influencing business conditions; and

 . outlook for currency relationships.
The manager selects stocks that have growth characteristics such as:

 . leading market position or technological leadership;

 . high return on invested capital;

 . healthy balance sheets with relatively low debt;

 . strong competitive advantage;

 . strength of management; and

 . earnings growth and cash flow sufficient to support growing dividends.

The Fund invests:

 . in at least 3 different countries other than the U.S., and

 . no more than 20% of its assets in emerging market stocks.

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.
The Fund normally invests in 150 to 250 stocks in 15 to 20 countries, with at least 65% of its assets in securities of non-U.S. entities. The Fund normally has 10% or less of its assets in cash and cashequivalents.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managed approximately $42 billion in assets at the end of 1999
Managing Fund since June 13, 2000

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983
Began career in 1981

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982
Began career in 1980

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987
Began career in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995
Began career in 1985
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                                1999    24.19%

Best quarter: up 15.94%, fourth quarter 1999 Worst quarter: down 12.39%, third quarter 1998

Average annual total returns -- for periods ending 12/31/99(/1/)

               Fund  Index
1 year        24.19% 25.34%
Life of fund  13.48% 19.92%

Index:MSCI World Index

(1)Began operations on May 1, 1998.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct equity investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

--------------------------------------------------------------------------------
International Opportunities II Fund (Formerly Global Equity
 Fund) -- Period ended December 31;                           1998**      1999
--------------------------------------------------------------------------------

Net asset value, beginning of period                         $ 10.00   $  9.87
Income from investment operations:
 Net investment income (loss)                                   0.07      0.10
 Net realized and unrealized gain (loss) on investments*       (0.13)     2.27
 Total from investment operations                              (0.06)     2.37
Less distributions:
 Distributions from net investment income and capital paid
  in                                                           (0.07)    (0.07)
 Distributions from net realized gain on investments sold        --        --
 Distributions in excess of income, capital paid in & gains      --      (0.04)
 Total distributions                                           (0.07)    (0.11)
Net asset value, end of period                               $  9.87   $ 12.13
Total investment return                                        (0.55)%   24.19%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                  $15,281   $22,311
Ratio of expenses to average net assets (%)***                  1.15%     1.04%
Ratio of net investment income (loss) to average net assets
 (%)                                                            1.11%     0.96%
Turnover rate (%)                                              33.17%    49.51%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.47% and 1.26% for the years ended December 31, 1998, and 1999, respectively.

 .    The table entitled "FUNDS' EXPENSES" in the prospectus for the John Hancock
     Variable Series Trust I dated November 1, 20000 is supplemented with the following information:

     The advisory fee paid by the International Opportunities II fund to the adviser in 1999 was 0.90% of the fund's net assets. The International Opportunities II fund was formerly the "Global Equity" fund.

 .    The section entitled "DIVIDENDS AND TAXES" in the prospectus for the John
     Hancock Variable Series Trust I dated November 1, 20000 is supplemented with the following information:

     The International Opportunities II fund reinvests and declares its dividends and distributions in the manner described in this section.